    As filed with the Securities and Exchange Commission on June 28, 2002.

                                            1933 Act Registration No. 333-14729

                                            1940 Act Registration No. 811-07755

================================================================================


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form N-1A


      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [_]
      Pre-Effective Amendment No.                                     [_]
      Post-Effective Amendment No. 8                                  [X]

                                     and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [_]
      Amendment No. 8                                                 [X]


                       (Check appropriate box or boxes)


                          Nuveen Multistate Trust II


              (Exact name of Registrant as Specified in Charter)

                                  333 West Wacker Drive, Chicago, Illinois       60606
                                 (Address of Principal Executive Office)        (Zip Code)

      Registrant's Telephone Number, including Area Code: (312) 917-7700

           Gifford R. Zimmerman, Esq.--Vice President and Secretary

                             333 West Wacker Drive

                            Chicago, Illinois 60606

                    (Name and Address of Agent for Service)

                                With a copy to:

                               Thomas S. Harman

                          Morgan, Lewis & Bockius LLP

                        1111 Pennsylvania Avenue, N.W.

                            Washington, D.C. 20004


It is proposed that this filing will become effective (check appropriate box):

             [X]Immediately upon
                filing pursuant to      [_]on (date) pursuant to
                paragraph (b)              paragraph (a)(1)
                                        [_]75 days after filing
                                           pursuant to paragraph
                                           (a)(2)
             [_]60 days after filing    [_]on (date) pursuant to
                pursuant to paragraph      paragraph (a)(2) of
                (a)(1)                     Rule 485.

If appropriate, check the following box:

[_]This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

                                   CONTENTS

                                      OF

                            REGISTRATION STATEMENT

                       UNDER THE SECURITIES ACT OF 1933

                              FILE NO. 333-14729

                                      AND

                            REGISTRATION STATEMENT

                   UNDER THE INVESTMENT COMPANY ACT OF 1940

                              FILE NO. 811-07755

   This Registration Statement comprises the following papers and contents:

                   The Facing Sheet

                   Part A-Prospectus For:

                     Nuveen California Municipal Bond Fund

                     Nuveen California Insured Municipal Bond Fund

                   Prospectus For:

                     Nuveen Connecticut Municipal Bond Fund

                     Nuveen New Jersey Municipal Bond Fund

                     Nuveen New York Municipal Bond Fund

                     Nuveen New York Insured Municipal Bond Fund

                   Prospectus For:

                     Nuveen Massachusetts Municipal Bond Fund

                     Nuveen Massachusetts Insured Municipal Bond Fund

                   Part B-The Statement of Additional Information

                  Copy of Annual Reports to Shareholders (the financial
                    statements from which are incorporated by reference into the Statement of Additional Information)

                   Part C-Other Information

                   Signatures

                   Index to Exhibits

                   Exhibits

                                                               N U V E E N
                                                                     Investments
--------------------------------------------------------------------------------
Municipal Bond
Funds
                            ----------------------------------------------------
                            Prospectus June 28, 2002

--------------------------------------------------------------------------------
Dependable, tax-free income to help you keep more of what you earn.




                              [PHOTO APPEARS HERE]




                               California
                               California Insured



                               The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

     Table of Contents

     Section 1  The Funds

     This section provides you with an overview of the funds including investment objectives, portfolio holdings and historical performance information.

     Introduction                                                        1
     ---------------------------------------------------------------------
     Nuveen California Municipal Bond Fund                               2
     ---------------------------------------------------------------------
     Nuveen California Insured Municipal Bond Fund                       4
     ---------------------------------------------------------------------

     Section 2  How We Manage Your Money
     This section gives you a detailed discussion of our investment and risk management strategies.

     Who Manages the Funds                                               6
     ---------------------------------------------------------------------
     What Securities We Invest In                                        7
     ---------------------------------------------------------------------
     How We Select Investments                                           9
     ---------------------------------------------------------------------
     What the Risks Are                                                  9
     ---------------------------------------------------------------------
     How We Manage Risk                                                 10
     ---------------------------------------------------------------------

     Section 3  How You Can Buy and Sell Shares
     This section provides the information you need to move money into or out of your account.

     What Share Classes We Offer                                        11
     ---------------------------------------------------------------------
     How to Reduce Your Sales Charge                                    12
     ---------------------------------------------------------------------
     How to Buy Shares                                                  13
     ---------------------------------------------------------------------
     Systematic Investing                                               13
     ---------------------------------------------------------------------
     Systematic Withdrawal                                              14
     ---------------------------------------------------------------------
     Special Services                                                   15
     ---------------------------------------------------------------------
     How to Sell Shares                                                 16
     ---------------------------------------------------------------------

     Section 4  General Information
     This section summarizes the funds' distribution policies and other general information.

     Dividends, Distributions and Taxes                                 18
     ---------------------------------------------------------------------
     Distribution and Service Plans                                     19
     ---------------------------------------------------------------------
     Net Asset Value                                                    20
     ---------------------------------------------------------------------
     Fund Service Providers                                             20
     ---------------------------------------------------------------------

     Section 5  Financial Highlights
     This section provides the funds' financial performance
     for the past five years.                                           21
     ---------------------------------------------------------------------
     Appendix  Additional State Information                             23
     ---------------------------------------------------------------------

     We have used the icons below throughout this prospectus to make it easy for you to find the type of information you need.



     [BLOCKS] Investment Strategy

     [CAUTION] Risks

     [DOLLAR SIGN] Fees, Charges and Expenses

     [SCROLL] Shareholder Instructions

     [CHART] Performance and Current Portfolio Information

                                                                  June 28, 2002


Section 1  The Funds

                  Nuveen California Municipal Bond Fund
                  Nuveen California Insured Municipal Bond Fund


                       INTRODUCTION

                       This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen Mutual Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.


 NOT FDIC OR GOVERNMENT INSURED  MAY LOSE VALUE       NO BANK GUARANTEE


                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen California Municipal Bond Fund

Fund Overview


                                    [GRAPHIC]


Investment Objective
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

                                    [GRAPHIC]


How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.


The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

                                    [GRAPHIC]

What are the Risks of Investing in the Fund?
The principal risks of investing in the fund are credit risk and interest rate risk. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The fund may bear additional risk because it invests primarily in California bonds. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
..  Earn regular monthly tax-free dividends;
..  Preserve investment capital over time;
.. Reduce taxes on investment income; or .. Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
..  Pursue long term growth;
.. Invest through an IRA or 401(k) plan; or .. Avoid fluctuations in share price.

How the Fund Has Performed



The chart and table that follow illustrate annual fund returns for each of the past ten years as well as annualized fund and index returns for the one-, five- and ten-year periods ended December 31, 2001. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).



Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from fund returns, or taxes.



Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.



Past performance does not necessarily indicate future performance.


 Total Returns/1/



                             Class A Annual Return
                                  [BAR CHART]
                                 1992      9.0
                                 1993     11.1
                                 1994     -7.0
                                 1995     17.5
                                 1996      4.7
                                 1997      8.4
                                 1998      5.6
                                 1999     -3.2
                                 2000      9.5
                                 2001      3.0



During the ten years ended December 31, 2001, the highest and lowest quarterly returns were 7.09% and -6.03%, respectively, for the quarters ended 3/31/95


Section 1  The Funds
and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does include sales charges.



                                         Average Annual Total Returns
                                         for the Periods Ended
                                           December 31, 2001
                Class Returns Before
                Taxes                    1 Year    5 Year   10 Year
                -----------------------------------------------------
                Class A (Offer)          (1.41%)   3.64%     5.17%
                Class B                  (1.71%)   3.60%     5.06%
                Class C                   2.42%    3.97%     4.97%
                Class R                   3.09%    4.75%     5.89%
                -----------------------------------------------------
                Class A (Offer) Returns:
                  After Taxes on
                    Distributions        (1.46%)   3.57%     5.09%
                  After Taxes on
                    Distributions and
                    Sale of Shares        1.16%    3.90%     5.18%
                -----------------------------------------------------
                Lehman Brothers Market
                  Benchmark/2/            5.13%    5.98%     6.63%
                Lipper Peer Group/3/      3.91%    5.44%     6.17%


What are the Costs of Investing?


                                    [GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/4/


Paid Directly From Your Investment

            Share Class                     A       B     C    R/5/
            -------------------------------------------------------
            Maximum Sales Charge Imposed
            on Purchases                 4.20%/6/  None   None None
            -------------------------------------------------------
            Maximum Sales Charge Imposed
            on Reinvested Dividends          None  None   None None
            -------------------------------------------------------
            Exchange Fees                    None  None   None None
            -------------------------------------------------------
            Deferred Sales Charge/7/      None/8/ 5%/9/ 1%/10/ None
            -------------------------------------------------------

 Annual Fund Operating Expenses/11/

Paid From Fund Assets


           Share Class                          A     B     C    R
           ---------------------------------------------------------
           Management Fees                     .54%  .54%  .54% .54%
           ---------------------------------------------------------
           12b-1 Distribution and Service Fees .20%  .95%  .75%   --
           ---------------------------------------------------------
           Other Expenses                      .14%  .14%  .14% .14%
           ---------------------------------------------------------
           Total Annual Fund Operating
           Expenses--Gross+                    .88% 1.63% 1.43% .68%
           ---------------------------------------------------------



            +After Expense Reimbursements
            -------------------------------------------------------
            Expense Reimbursements      (.01%) (.01%) (.01%) (.01%)
            -------------------------------------------------------
            Total Annual Fund Operating
            Expenses--Net                .87%  1.62%  1.42%   .67%
            -------------------------------------------------------

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.

                           Redemption               No Redemption
        Share Class   A      B      C     R     A      B      C     R
        ---------------------------------------------------------------
         1 Year     $  506 $  561 $  146 $ 69 $  506 $  166 $  146 $ 69
         3 Years    $  689 $  833 $  452 $218 $  689 $  514 $  452 $218
         5 Years    $  887 $1,001 $  782 $379 $  887 $  887 $  782 $379
         10 Years   $1,459 $1,732 $1,713 $847 $1,459 $1,732 $1,713 $847


 1.Class R total returns reflect actual performance for all periods; Class A, B and C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 3/31/02 was .47%.



 2.Market Benchmark returns reflect the performance of the Lehman Brothers
   Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

 3.Peer Group returns reflect the performance of the Lipper California
   Municipal Debt Index, an index that represents the average annualized returns of the 30 largest funds in the Lipper California Municipal Debt Category. Peer Group returns assume reinvestment of dividends and do not reflect any applicable sales charges.

 4.As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
 5.Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares." 6.Reduced Class A sales charges apply to purchases of $50,000 or more. See
   "How You Can Buy and Sell Shares."
 7.As a percentage of the lesser of purchase price or redemption proceeds. 8.Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
 9.Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10.Class C shares redeemed within one year of purchase are subject to a 1% CDSC. 11.Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers
   Conduct Rules. Nuveen Advisory has a contractual obligation to waive some or all of its fees or reimburse expenses to prevent total operating expenses (not counting distribution and service fees) from exceeding 0.75% of the fund's average daily net assets.

                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen California Insured Municipal Bond Fund

Fund Overview


                                    [GRAPHIC]


Investment Objective
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases local, income taxes as is consistent with preservation of capital.

                                    [GRAPHIC]


How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade. The fund primarily purchases insured municipal bonds.


The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued insured municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

                                    [GRAPHIC]

What are the Risks of Investing in the Fund?
The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in California bonds. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
..  Earn regular monthly tax-free dividends;
..  Preserve investment capital over time;
.. Reduce taxes on investment income; or .. Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
..  Pursue long term growth;
.. Invest through an IRA or 401(k) plan; or .. Avoid fluctuations in share price.

How the Fund Has Performed



The chart and table that follow illustrate annual fund returns for each of the past ten years as well as annualized fund and index returns for the one-, five- and ten-year periods ended December 31, 2001. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).



Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from fund returns, or taxes.



Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.



Past performance does not necessarily indicate future performance.


 Total Returns/1/




                             Class A Annual Return
                                  [BAR CHART]
                                  1992    9.1
                                  1993   12.0
                                  1994   -7.0
                                  1995   18.8
                                  1996    4.0
                                  1997    7.9
                                  1998    5.4
                                  1999   -3.9
                                  2000   12.9
                                  2001    3.8


During the ten years ended December 31, 2001, the highest and lowest quarterly returns were 7.93% and -6.51%, respectively, for the quarters ended 3/31/95


Section 1  The Funds
and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does include sales charges.



                                          Average Annual Total Returns
                                          for the Periods Ended
                                            December 31, 2001
                 Class Returns Before
                 Taxes                    1 Year    5 Year   10 Year
                 -----------------------------------------------------
                 Class A (Offer)          (.56%)    4.19%     5.60%
                 Class B                  (.93%)    4.15%     5.43%
                 Class C                  3.24%     4.53%     5.31%
                 Class R                  4.08%     5.30%     6.27%
                 -----------------------------------------------------
                 Class A (Offer) Returns:
                  After Taxes on
                    Distributions         (.63%)    4.17%     5.54%
                  After Taxes on
                    Distributions and
                    Sale of Shares        1.55%     4.32%     5.50%
                 -----------------------------------------------------
                 Lehman Brothers Market
                   Benchmark/2/           5.13%     5.98%     6.63%
                 Lipper Peer Group/3/     3.61%     5.17%     6.35%


What are the Costs of Investing?


                                    [GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/4/


Paid Directly From Your Investment

            Share Class                     A       B     C    R/5/
            -------------------------------------------------------
            Maximum Sales Charge Imposed
            on Purchases                 4.20%/6/  None   None None
            -------------------------------------------------------
            Maximum Sales Charge Imposed
            on Reinvested Dividends          None  None   None None
            -------------------------------------------------------
            Exchange Fees                    None  None   None None
            -------------------------------------------------------
            Deferred Sales Charge/7/      None/8/ 5%/9/ 1%/10/ None
            -------------------------------------------------------

 Annual Fund Operating Expenses/11/


Paid From Fund Assets


           Share Class                          A     B     C    R
           ---------------------------------------------------------
           Management Fees                     .54%  .54%  .54% .54%
           ---------------------------------------------------------
           12b-1 Distribution and Service Fees .20%  .95%  .75%   --
           ---------------------------------------------------------
           Other Expenses                      .13%  .13%  .13% .13%
           ---------------------------------------------------------
           Total Annual Fund Operating
           Expenses--Gross+                    .87% 1.62% 1.42% .67%
           ---------------------------------------------------------



              +After Expense Reimbursements
              ---------------------------------------------------
              Expense Reimbursements  (.02%) (.02%) (.02%) (.02%)
              ---------------------------------------------------
              Total Annual Fund
              Operating Expenses--Net  .85%  1.60%  1.40%   .65%
              ---------------------------------------------------


The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.


                           Redemption               No Redemption
        Share Class   A      B      C     R     A      B      C     R
        ---------------------------------------------------------------
         1 Year     $  505 $  560 $  145 $ 68 $  505 $  165 $  145 $ 68
         3 Years    $  686 $  830 $  449 $214 $  686 $  511 $  449 $214
         5 Years    $  882 $  996 $  776 $373 $  882 $  881 $  776 $373
         10 Years   $1,448 $1,721 $1,702 $835 $1,448 $1,721 $1,702 $835



 1.Class R total returns reflect actual performance for all periods; Class A, B and C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 3/31/02 was -.24%.



 2.Market Benchmark returns reflect the performance of the Lehman Brothers
   Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.
 3.Peer Group returns represent the average annualized returns of the funds in the Lipper California Insured Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.
 4.As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
 5.Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares." 6.Reduced Class A sales charges apply to purchases of $50,000 or more. See
   "How You Can Buy and Sell Shares."
 7.As a percentage of the lesser of purchase price or redemption proceeds. 8.Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
 9.Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10.Class C shares redeemed within one year of purchase are subject to a 1% CDSC. 11.Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers
   Conduct Rules. Nuveen Advisory has a contractual obligation to waive some or all of its fees or reimburse expenses to prevent total operating expenses (not counting distribution and service fees) from exceeding 0.975% of the fund's average daily net assets.

                                                           Section 1  The Funds

Section 2  How We Manage Your Money

                       To help you understand how the funds' assets are managed, this section includes a detailed discussion of the adviser's investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.



                       WHO MANAGES THE FUNDS

                       Nuveen Advisory Corp. ("Nuveen Advisory"), the funds' investment adviser, together with its advisory affiliate, Nuveen Institutional Advisory Corp., offer premier advisory and investment management services to a broad range of mutual fund clients. In the Nuveen family, these advisers are commonly referred to as Nuveen Investment Management or NIM. Nuveen Advisory is responsible for the selection and on-going monitoring of the municipal bonds in the funds' investment portfolios, managing the funds' business affairs and providing certain clerical, bookkeeping and other administrative services. The NIM advisers are located at 333 West Wacker Drive, Chicago, IL 60606.


                       The NIM advisers are wholly owned subsidiaries of The John Nuveen Company. Founded in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today we provide managed assets and structured investment products and services to help financial advisors serve the wealth management needs of individuals and families. Nuveen manages or oversees $76 billion in assets.


                       Nuveen Advisory is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Advisory manages each fund using a team of analysts and portfolio managers that focus on a specific group of funds. Day-to-day operation of each fund and the execution of its specific investment strategies is the responsibility of the designated portfolio manager described below.


                       William M. Fitzgerald has been the portfolio manager for the California Fund since July 1998. Mr. Fitzgerald has been a portfolio manager for Nuveen Advisory since 1990, and currently manages investments for twelve Nuveen-sponsored investment companies. Mr. Fitzgerald has been Managing Director of Nuveen Advisory since 2001, and was previously Vice President of Nuveen Advisory.


                       Steven J. Krupa has been the portfolio manager for the California Insured Fund since March 2001. Mr. Krupa has been a Vice President of Nuveen Advisory since 1990, and currently manages investments for nine Nuveen-sponsored investment companies.

                       For the most recent fiscal year, the funds paid the following management fees to Nuveen Advisory as a percentage of net assets:

               Nuveen California Municipal Bond Fund         .54%
               Nuveen California Insured Municipal Bond Fund .54%

Section 2  How We Manage Your Money

                       WHAT SECURITIES WE INVEST IN

                       Each fund's investment objective may not be changed without shareholder approval. The following investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

                       Municipal Bonds

                       The funds invest primarily in municipal bonds that pay interest that is exempt from regular federal and California personal income tax. Income from these bonds may be subject to the federal alternative minimum tax.

                       California and its local governments and municipalities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. These bonds include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source.

                       The funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the funds will only purchase these bonds where the issuer has a strong incentive to continue making appropriations until maturity.

                       The funds may invest in inverse floating rate securities, sometimes referred to as "inverse floaters." Inverse floaters have variable interest rates that move in the opposite direction from movements in prevailing short-term interest rate levels--rising when prevailing short-term interest rates fall, and vice versa. In addition to paying fluctuating income levels, the prices of inverse floaters can be more volatile than the prices of conventional fixed-rate bonds with comparable maturities.

                       In evaluating municipal bonds of different credit qualities or maturities, Nuveen Advisory takes into account the size of yield spreads. Yield spread is the additional return the funds may earn by taking on additional credit risk or interest rate risk. For example, yields on low quality bonds are higher than yields on high quality bonds because investors must be compensated for incurring the higher credit risk associated with low quality bonds. If yield spreads do not provide adequate compensation for the additional risk associated with low quality bonds, the funds will buy bonds of relatively higher quality. Similarly, in evaluating bonds of different maturities, Nuveen Advisory evaluates the comparative yield available on these bonds. If yield spreads on long-term bonds do not compensate the funds adequately for the additional interest rate risk the funds must assume, the funds will buy bonds of relatively shorter maturity. In addition, municipal bonds in a particular industry may provide higher yields relative to their risk compared to bonds in other industries. If that occurs, a fund may buy relatively more bonds from issuers in that industry. In that case, the fund's portfolio composition would change from time to time.

                       Quality Municipal Bonds


                       The funds purchase only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by at least one independent rating agency at the time of purchase or are non-rated but judged to be investment grade by the funds' investment adviser. If suitable municipal bonds from a specific state are not available at attractive prices and yields, a fund may invest


                                            Section 2  How We Manage Your Money
                       in municipal bonds of U.S. territories (such as Puerto Rico and Guam) which are exempt from regular federal, state and local income taxes. The funds may not invest more than 20% of their net assets in these territorial municipal bonds.

                       Portfolio Maturity

                       Each fund buys municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an investment portfolio with an overall weighted average portfolio maturity of 15 to 30 years.

                       Insurance


                       The California Insured Fund primarily purchases insured municipal bonds. Under normal market conditions, the California Insured Fund will invest at least 80% of its assets in insured municipal bonds. Insured municipal bonds are either covered by individual, permanent insurance policies (obtained either at the time of issuance or subsequently), or covered "while in fund" under a master portfolio insurance policy purchased by a fund. Insurance guarantees only the timely payment of interest and principal on the bonds; it does not guarantee the value of either individual bonds or fund shares.


                       Portfolio insurance policies are effective only so long as the fund continues to own the covered bond, and the price the fund would receive upon sale of such a bond would not benefit from the insurance. Insurers under master portfolio insurance policies currently include MBIA Insurance Corp., Ambac Assurance Corporation, Financial Security Assurance Inc. and Financial Guaranty Insurance Company. The fund's investment adviser may obtain master policies from other insurers, but only from insurers that specialize in insuring municipal bonds and whose claims-paying ability is rated Aaa or AAA by Moody's or S&P. Insurers are responsible for making their own assessment of the insurability of a municipal bond.

                       The California Insured Fund can invest up to 20% of its net assets in uninsured municipal bonds that are backed by an escrow account containing sufficient U.S. Government agency securities to ensure timely payment of principal and interest. These bonds are normally regarded as having the credit characteristics of the underlying U.S. Government-backed securities.

                       Short-Term Investments


                       Under normal market conditions, each fund may invest up to 20% of net assets in short-term investments, such as short-term, high quality municipal bonds or tax-exempt money market funds. See "How We Manage Risk--Hedging and Other Defensive Investment Strategies." The funds may invest in short-term, high quality taxable securities or shares of taxable money market funds if suitable short-term municipal bonds or shares of tax-exempt money market funds are not available at reasonable prices and yields. If the funds invest in taxable securities, they may not be able to achieve their investment objective. For more information on eligible short-term investments, see the Statement of Additional Information.


                       Forwards and Delayed-Delivery Settlement

                       Each fund may enter into contracts to purchase securities for a specified price at a future date later than the normal settlement date. If the delayed settlement takes place less than 61 days after purchase, it is referred to as a "delayed-delivery" transaction. Newly issued municipal bonds sold on a "when-issued"

Section 2  How We Manage Your Money
                       basis represent a common form of delayed-delivery transaction. If settlement takes place more than 60 days after purchase, the transaction is called a "forward." These transactions involve an element of risk because the value of the security to be purchased may decline before the settlement date.


                       Municipal "forwards" pay higher interest rates after settlement than standard bonds, to compensate the buyer for bearing market risk but deferring income during the settlement period, and can often be bought at attractive prices and yields. For instance, if a fund knows that a portfolio bond will, or is likely to, be called or mature on a specific future date, the fund may buy a forward settling on or about that date to replace the called or maturing bond and "lock in" a currently attractive interest rate.





                       HOW WE SELECT INVESTMENTS

                       Nuveen Advisory selects municipal bonds for the funds based upon its assessment of a bond's relative value in terms of current yield, price, credit quality and future prospects. Nuveen Advisory is supported by Nuveen's award-winning team of specialized research analysts who review municipal securities available for purchase, monitor the continued creditworthiness of each fund's municipal investments, and analyze economic, political and demographic trends affecting the municipal markets. We use these resources to identify municipal bonds with favorable characteristics we believe are not yet recognized by the market. We then select those higher-yielding and undervalued municipal bonds that we believe represent the most attractive values.


                       Portfolio Turnover

                       Each fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of a fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds intend to keep portfolio turnover relatively low in order to reduce trading costs and the realization of taxable capital gains. Each fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.




                       WHAT THE RISKS ARE

                       Risk is inherent in all investing. Investing in a mutual fund--even the most conservative--involves risk, including risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of these and other risks, you should consider an investment in any of these funds to be a long-term investment.

                       Credit risk: Each fund is subject to credit risk. Credit risk is the risk that an issuer of a municipal bond will be unable to meet its obligation to make interest and principal payments due to changing financial or market conditions.

                       Interest rate risk: Because the funds invest in fixed-income securities, the funds are subject to interest rate risk. Interest rate risk is the risk that the value of a fund's portfolio will decline because of rising interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments.


                                            Section 2  How We Manage Your Money

                       Income risk: The risk that the income from a fund's portfolio will decline because of falling market interest rates. This can result when the fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate. Also, if a fund invests in inverse floating rate securities, whose income payments vary inversely with changes in short-term market rates, the fund's income may decrease if short-term interest rates rise.

                       State concentration risk: Because the funds primarily purchase municipal bonds from California, each fund also bears investment risk from economic, political or regulatory changes that could adversely affect municipal bond issuers in California and therefore the value of the fund's investment portfolio. See "Appendix--Additional State Information."

                       Inflation risk: The risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each fund's assets can decline as can the value of the fund's distributions.




                       HOW WE MANAGE RISK

                       In pursuit of its investment objective, each fund assumes investment risk, chiefly in the form of credit risk and interest rate risk. The funds limit this investment risk generally by restricting the type and maturities of municipal bonds they purchase, and by diversifying their investment portfolios geographically within California as well as across different industry sectors. The California Insured Fund also limits investment risk by primarily buying insured municipal bonds.

                       Investment Limitations

                       The funds have adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. Each fund may not have more than:

                        . 25% in any one industry such as electric utilities or health care.

                        .  10% in borrowings (33% if used to meet redemptions).

                        . 5% in securities of any one issuer (except U.S. government securities or for 25% of its assets).

                       Hedging and Other Defensive Investment Strategies

                       Each fund may invest up to 100% in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the weighted average maturity of a fund's investment portfolio may fall below the defined range described under "Portfolio Maturity."

                       Each fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures, or options based on either an index of long-term tax-free securities or on debt securities whose prices, in Nuveen Advisory's opinion, correlate with the prices of the funds' investments. The funds, however, have no present intent to use these strategies.

Section 2  How We Manage Your Money

Section 3  How You Can Buy and Sell Shares

                       We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. We offer a number of services for your convenience. Please see the Statement of Additional Information for further details.




                       WHAT SHARE CLASSES WE OFFER

                       Class A Shares

                       You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .20% of the fund's average daily net assets that compensates your financial advisor for providing on-going service to you. Nuveen retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charge for all funds described in the prospectus is as follows:


                                                                               Authorized Dealer
                                  Sales Charge as % of  Sales Charge as % of  Commission as % of
Amount of Purchase                Public Offering Price Net Amount Invested  Public Offering Price
Less than $50,000                         4.20%                4.38%                 3.70%
$50,000 but less than $100,000            4.00%                4.18%                 3.50%
$100,000 but less than $250,000           3.50%                3.63%                 3.00%
$250,000 but less than $500,000           2.50%                2.56%                 2.00%
$500,000 but less than $1,000,000         2.00%                2.04%                 1.50%
$1,000,000 and over                         --/1/                --                  1.00%/1/

                    /1/ You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers of record on these share purchases a sales commission of 1.00% of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of the amount over $5.0 million. If you redeem your shares within 18 months of purchase, you may have to pay a Contingent Deferred Sales Charge (CDSC) of 1% of either your purchase price or your redemption proceeds, whichever is lower. You do not have to pay this CDSC if your financial advisor has made arrangements with Nuveen and agrees to waive the commission.

                       Class B Shares

                       You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .95% of average daily net assets. The annual .20% service fee compensates your financial advisor for providing on-going service to you. Nuveen retains the service fee on accounts with no authorized dealer of record. The annual .75% distribution fee compensates Nuveen for paying your financial advisor a 4% up-front sales commission, which includes an advance of the first year's service fee. If you sell your shares within six years of purchase, you will normally have to pay a CDSC based on either your purchase price or what you sell your shares for, whichever amount is lower, according to the following schedule. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

                                     Section 3  How You Can Buy and Sell Shares

                       Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

              Years Since Purchase 0-1 1-2 2-3 3-4 4-5 5-6 Over 6
              CDSC                 5%  4%  4%  3%  2%  1%   None

                       Class C Shares

                       You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .75% of average daily net assets. The annual .20% service fee compensates your financial advisor for providing on-going service to you. Nuveen retains the service fee on accounts with no authorized dealer of record. The annual .55% distribution fee reimburses Nuveen for paying your financial advisor an on-going sales commission as well as an advance of the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you will normally have to pay a 1% CDSC based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.

                       Class R Shares

                       You may purchase Class R shares only under limited circumstances, at the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or on-going service or distribution fees. Class R shares have lower on-going expenses than the other classes.



                       HOW TO REDUCE YOUR SALES CHARGE

                       We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.

Class A Sales Charge     Class A Sales Charge        Class R Eligibility
Reductions               Waivers                     . Certain employees and
.. Rights of accumulation . Nuveen Defined Portfolio    directors of Nuveen or
.. Letter of intent         or Exchange-Traded          employees of authorized
.. Group purchase           Fund reinvestment           dealers
                         . Certain employees and     . Bank trust departments
                           directors of Nuveen or
                           employees of authorized
                           dealers
                         . Bank trust departments

                       In addition, Class A shares at net asset value and Class R shares may be purchased through registered investment advisers, certified financial planners and registered broker-dealers who charge asset-based or comprehensive "wrap" fees for their services. Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available from your financial advisor or by calling (800) 257-8787. Your financial advisor can also help you prepare any necessary application forms. You or your financial advisor must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.

Section 3  How You Can Buy and Sell Shares

                       HOW TO BUY SHARES

                       Fund shares may be purchased on any business day, which is any day the New York Stock Exchange is open for business and normally ends at 4 p.m. New York time. Generally, the Exchange is closed on weekends and national holidays. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price.

                       Through a Financial Advisor

                       You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors are paid for on-going investment advice and services either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial advisor, call (800) 257-8787 and Nuveen can refer you to one in your area.

                       By Mail

                       You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 660086, Dallas, Texas 75266-0086. No third party checks will be accepted.

                       Investment Minimums

                       The minimum initial investment is $3,000 ($50 through systematic investment plan accounts) and may be lower for accounts opened through certain fee-based programs. Subsequent investments must be in amounts of $50 or more. The funds reserve the right to reject purchase orders and to waive or increase the minimum investment requirements.



                       SYSTEMATIC INVESTING

                       Systematic investing allows you to make regular investments through automatic deductions from your bank account, directly from your paycheck, or from exchanging shares from another mutual fund account. The minimum automatic deduction is $50 per month. There is no charge to participate in each fund's systematic investment plan. To take advantage of this investing opportunity, simply complete the appropriate section of the account application form or submit an Account Update Form. You can stop the deductions at any time by notifying the fund in writing.

                       From Your Bank Account

                       You can make systematic investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account.

                       From Your Paycheck

                       With your employer's consent, you can make systematic investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct monies from your paycheck.

                                     Section 3  How You Can Buy and Sell Shares

                       Systematic Exchanging

                       You can make systematic investments by authorizing Nuveen to exchange shares from one Nuveen mutual fund account into another identically registered Nuveen account of the same share class.

                       The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.


                       [Chart showing effect of systematic investing
                                and dividend reinvestment]


                       One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time, and does not assure that you will profit.



                       SYSTEMATIC WITHDRAWAL

                       If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services--Fund Direct" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in each fund's systematic withdrawal plan.

                       You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

Section 3  How You Can Buy and Sell Shares

                       SPECIAL SERVICES

                       To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

                       Exchanging Shares


                       You may exchange fund shares into an identically registered account at any time for the same class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.


                       The exchange privilege is not intended to allow you to use a fund for short-term trading. Because excessive exchanges may interfere with portfolio management, raise fund operating expenses or otherwise have an adverse effect on other shareholders, each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.

                       The funds may change or cancel their exchange policy at any time upon 60 days' notice. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax advisor about the tax consequences of exchanging your shares.

                       Fund Direct/SM/

                       The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts, and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You also may have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial advisor can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.

                       Reinstatement Privilege

                       If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.

                                     Section 3  How You Can Buy and Sell Shares

                       HOW TO SELL SHARES

                       You may sell (redeem) your shares on any business day. You will receive the share price next determined after the fund has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten days from your purchase date. While the funds do not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, each fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.

                       Through Your Financial Advisor

                       You may sell your shares through your financial advisor who can prepare the necessary documentation. Your financial advisor may charge for this service.

                       By Telephone

                       If you have authorized telephone redemption privileges, you can redeem your shares by calling (800) 257-8787. Telephone redemptions are not available if you own shares in certificate form and may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.

                       By Mail

                       You can sell your shares at any time by sending a written request to the appropriate fund, c/o Nuveen Investor Services, P.O. Box 660086, Dallas, Texas 75266-0086. Your request must include the following information:

                        .  The fund's name;

                        .  Your name and account number;

                        .  The dollar or share amount you wish to redeem;

                        . The signature of each owner exactly as it appears on the account;

                        . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

                        . The address where you want your redemption proceeds sent (if other than the address of record);

                        .  Any certificates you have for the shares; and

                        .  Any required signature guarantees.


[CAUTION]

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.

Section 3  How You Can Buy and Sell Shares

                       We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that a fund otherwise approves. A notary public cannot provide a signature guarantee.

                       Redemptions In-Kind

                       The funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the funds may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.


[CAUTION]

An Important Note About Involuntary Redemption

From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The funds presently have set a minimum balance of $100 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.

                                     Section 3  How You Can Buy and Sell Shares

Section 4  General Information

                       To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies, as well.




                       DIVIDENDS, DISTRIBUTIONS AND TAXES

                       The funds pay tax-free dividends monthly and any taxable capital gains or other taxable distributions once a year in December. The funds declare dividends monthly to shareholders of record as of the ninth of each month, usually payable the first business day of the following month.

                       Payment and Reinvestment Options

                       The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen mutual fund. For further information, contact your financial advisor or call Nuveen at (800) 257-8787.

                       Taxes and Tax Reporting

                       Because the funds invest in municipal bonds from California, the regular monthly dividends you, as a taxpayer in that state, receive will be exempt from regular federal and California personal income tax. All or a portion of these dividends, however, may be subject to the federal alternative minimum tax (AMT).

                       Although the funds do not seek to realize taxable income or capital gains, the funds may realize and distribute taxable income or capital gains from time to time as a result of each fund's normal investment activities. Each fund will distribute in December any taxable income or capital gains realized over the preceding year. Net short-term capital gains are taxable at the same rate as ordinary income. Net long-term capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder.

                       Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly with the fund, Nuveen will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash.

                       If you receive social security or railroad retirement benefits, you should consult your tax advisor about how an investment in the fund may affect the taxation of your benefits.

Section 4  General Information

                       Please note that if you do not furnish the fund with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 30%.


                       Please consult the Statement of Additional Information and your tax advisor for more information about taxes.

                       Buying or Selling Shares Close to a Record Date

                       Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income a fund has earned but not yet distributed.

                       Taxable Equivalent Yields

                       The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated federal tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical federal tax-free yields and tax rates:

                       Taxable Equivalent of Tax-Free Yields


                                  To Equal a Tax-Free Yield of:
                                  4.00%    4.50%    5.00%   5.50%   6.00%
                   Tax Bracket:   A Taxable Investment Would Need to Yield:
                 ----------------------------------------------------------
                   27%            5.52%    6.21%    6.90%   7.59%   8.28%
                 ----------------------------------------------------------
                   30%            5.76%    6.47%    7.19%   7.91%   8.63%
                 ----------------------------------------------------------
                   35%            6.20%    6.98%    7.75%   8.53%   9.30%
                 ----------------------------------------------------------
                   38.6%          6.57%    7.39%    8.21%   9.03%   9.85%
                 ----------------------------------------------------------


                       The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the Statement of Additional Information or consult your tax advisor.



                       DISTRIBUTION AND SERVICE PLANS

                       Nuveen serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan in accordance with Rule 12b-1 under the Investment Company Act of 1940. (See "How to Choose a Share Class" for a description of the distribution and service fees paid under this plan.)

                       Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate authorized dealers,

                                                 Section 4  General Information
                       including Nuveen, for providing on-going account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                       Nuveen periodically undertakes sales promotion programs with authorized dealers and may pay them the full applicable sales charge as a commission. In addition, Nuveen may provide support at its own expense to authorized dealers in connection with sales meetings, seminars, prospecting seminars and other events at which Nuveen presents its products and services. Under certain circumstances, Nuveen also will share with authorized dealers up to half the costs of advertising that features the products and services of both parties. The Statement of Additional Information contains further information about these programs.



                       NET ASSET VALUE

                       The price you pay for your shares is based on each fund's net asset value per share which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for each class of each fund by taking the market value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Trustees or its delegate.

                       In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on prices of comparable municipal bonds.



                       FUND SERVICE PROVIDERS

                       The custodian of the assets of the funds is The Chase Manhattan Bank, P.O. Box 660086, Dallas, Texas 75266-0086. Chase also provides certain accounting services to the funds. The funds' transfer, shareholder services and dividend paying agent, Chase Global Funds Services Company, P.O. Box 660086, Dallas, Texas 75266-0086, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Section 4  General Information

Section 5  Financial Highlights

                       The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the funds' financial statements, are included in the SAI and annual report, which is available upon request.

Nuveen California Municipal Bond Fund



Class
(Inception                                   Investment Operations         Less Distributions
Date)                                    ----------------------------  --------------------------

                                                           Net
                                                     Realized/
                                                    Unrealized                                     Ending
                               Beginning        Net Investment                Net                     Net
                               Net Asset Investment       Gain         Investment  Capital          Asset     Total
Year Ended February 28/29,         Value     Income     (Loss)   Total     Income    Gains   Total  Value Return(a)
---------------------------------------------------------------------------------------------------------------------

Class A (9/94)
 2002                             $10.42       $.53      $(.15) $ .38       $(.53)   $(.02) $(.55) $10.25      3.82%
 2001                              10.01        .57        .41    .98        (.57)      --   (.57)  10.42      9.99
 2000                              10.89        .55       (.89)  (.34)       (.54)      --   (.54)  10.01     (3.12)
 1999                              10.91        .54        .03    .57        (.54)    (.05)  (.59)  10.89      5.28
 1998                              10.58        .55        .37    .92        (.55)    (.04)  (.59)  10.91      8.87

Class B (3/97)
 2002                              10.41        .45       (.15)   .30        (.45)    (.02)  (.47)  10.24      3.04
 2001                              10.00        .49        .41    .90        (.49)      --   (.49)  10.41      9.23
 2000                              10.89        .47       (.89)  (.42)       (.47)      --   (.47)  10.00     (3.93)
 1999                              10.92        .47        .01    .48        (.46)    (.05)  (.51)  10.89      4.44
 1998(c)                           10.56        .46        .41    .87        (.47)    (.04)  (.51)  10.92      8.39

Class C (9/94)
 2002                              10.42        .47       (.14)   .33        (.48)    (.02)  (.50)  10.25      3.28
 2001                              10.01        .51        .41    .92        (.51)      --   (.51)  10.42      9.42
 2000                              10.90        .50       (.90)  (.40)       (.49)      --   (.49)  10.01     (3.74)
 1999                              10.92        .49        .02    .51        (.48)    (.05)  (.53)  10.90      4.70
 1998                              10.58        .49        .38    .87        (.49)    (.04)  (.53)  10.92      8.36

Class R (7/86)
 2002                              10.43        .55       (.15)   .40        (.55)    (.02)  (.57)  10.26      4.06
 2001                              10.02        .59        .41   1.00        (.59)      --   (.59)  10.43     10.23
 2000                              10.91        .57       (.89)  (.32)       (.57)      --   (.57)  10.02     (2.98)
 1999                              10.93        .56        .03    .59        (.56)    (.05)  (.61)  10.91      5.50
 1998                              10.61        .57        .36    .93        (.57)    (.04)  (.61)  10.93      8.99
---------------------------------------------------------------------------------------------------------------------


Class
(Inception                              Ratios/Supplemental Data
Date)                          -----------------------------------------
                                                     Ratio of
                                         Ratio of         Net
                                         Expenses  Investment
                                 Ending        to   Income to
                                    Net   Average     Average  Portfolio
                                 Assets       Net         Net   Turnover
Year Ended February 28/29,        (000) Assets(b)   Assets(b)       Rate
-------------------------------------------------------------------------

Class A (9/94)
 2002                          $ 53,078       .88%       5.15%         6%
 2001                            52,540       .88        5.52         39
 2000                            48,560       .86        5.32         31
 1999                            36,568       .90        4.97         34
 1998                            29,125       .90        5.11         45

Class B (3/97)
 2002                            15,012      1.63        4.41          6
 2001                            14,825      1.63        4.77         39
 2000                            10,318      1.61        4.56         31
 1999                             7,353      1.65        4.23         34
 1998(c)                          2,324      1.66*       4.31*        45

Class C (9/94)
 2002                            14,918      1.43        4.60          6
 2001                            14,077      1.43        4.97         39
 2000                            15,132      1.41        4.75         31
 1999                            10,353      1.45        4.43         34
 1998                             4,061      1.45        4.56         45

Class R (7/86)
 2002                           180,205       .68        5.35          6
 2001                           187,532       .68        5.72         39
 2000                           188,512       .66        5.47         31
 1999                           220,109       .71        5.16         34
 1998                           216,309       .70        5.31         45
-------------------------------------------------------------------------




*  Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2002 are .87%, 1.62%, 1.42% and .67% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2002 are 5.16%, 4.42%, 4.61% and 5.37% for classes A, B, C and R, respectively.

(c) From commencement of class operations as noted.

                                                Section 5  Financial Highlights

Nuveen California Insured Municipal Bond Fund



Class
(Inception                                   Investment Operations          Less Distributions
Date)                                    ----------------------------  ----------------------------

                                                           Net
                                                     Realized/
                                                    Unrealized                                       Ending
                               Beginning        Net Investment                Net                       Net
                               Net Asset Investment       Gain         Investment   Capital           Asset     Total
Year Ended February 28/29,         Value     Income     (Loss)   Total     Income     Gains    Total  Value Return(a)
-----------------------------------------------------------------------------------------------------------------------

Class A (9/94)
 2002                             $10.85       $.51      $ .12  $ .63       $(.52)   $(.04)   $(.56) $10.92      5.90%
 2001                              10.19        .52        .67   1.19        (.53)      --     (.53)  10.85     11.98
 2000                              11.10        .53       (.92)  (.39)       (.52)      --     (.52)  10.19     (3.52)
 1999                              11.06        .52        .06    .58        (.53)    (.01)**  (.54)  11.10      5.31
 1998                              10.70        .54        .36    .90        (.54)      --     (.54)  11.06      8.66

Class B (3/97)
 2002                              10.86        .43        .12    .55        (.43)    (.04)    (.47)  10.94      5.18
 2001                              10.20        .45        .66   1.11        (.45)      --     (.45)  10.86     11.14
 2000                              11.11        .45       (.92)  (.47)       (.44)      --     (.44)  10.20     (4.26)
 1999                              11.06        .44        .06    .50        (.44)    (.01)**  (.45)  11.11      4.61
 1998(c)                           10.67        .45        .40    .85        (.46)      --     (.46)  11.06      8.13

Class C (9/94)
 2002                              10.78        .44        .13    .57        (.45)    (.04)    (.49)  10.86      5.42
 2001                              10.13        .46        .66   1.12        (.47)      --     (.47)  10.78     11.32
 2000                              11.03        .47       (.91)  (.44)       (.46)      --     (.46)  10.13     (4.03)
 1999                              10.98        .46        .06    .52        (.46)    (.01)**  (.47)  11.03      4.81
 1998                              10.63        .47        .35    .82        (.47)      --     (.47)  10.98      7.96

Class R (7/86)
 2002                              10.84        .53        .11    .64        (.53)    (.04)    (.57)  10.91      6.08
 2001                              10.18        .54        .67   1.21        (.55)      --     (.55)  10.84     12.18
 2000                              11.08        .55       (.91)  (.36)       (.54)      --     (.54)  10.18     (3.27)
 1999                              11.04        .54        .06    .60        (.55)    (.01)**  (.56)  11.08      5.49
 1998                              10.68        .56        .36    .92        (.56)      --     (.56)  11.04      8.86
-----------------------------------------------------------------------------------------------------------------------


Class
(Inception                              Ratios/Supplemental Data
Date)                          -----------------------------------------
                                                     Ratio of
                                         Ratio of         Net
                                         Expenses  Investment
                                 Ending        to   Income to
                                    Net   Average     Average  Portfolio
                                 Assets       Net         Net   Turnover
Year Ended February 28/29,        (000) Assets(b)    Asset(b)       Rate
-------------------------------------------------------------------------

Class A (9/94)
 2002                          $ 70,068       .87%       4.64%        40%
 2001                            63,775       .88        4.97         16
 2000                            52,014       .88        5.02         44
 1999                            47,300       .93        4.72         25
 1998                            36,203       .90        4.93         26

Class B (3/97)
 2002                            18,985      1.62        3.89         40
 2001                            13,487      1.63        4.22         16
 2000                            10,909      1.64        4.27         44
 1999                             8,825      1.68        3.96         25
 1998(c)                          2,967      1.66*       4.16*        26

Class C (9/94)
 2002                            11,794      1.42        4.10         40
 2001                             7,489      1.43        4.42         16
 2000                             6,552      1.43        4.45         44
 1999                             6,994      1.48        4.17         25
 1998                             3,226      1.45        4.37         26

Class R (7/86)
 2002                           162,649       .67        4.84         40
 2001                           162,081       .68        5.18         16
 2000                           158,816       .68        5.20         44
 1999                           185,428       .74        4.92         25
 1998                           191,554       .70        5.14         26
-------------------------------------------------------------------------




*  Annualized.
** The amounts shown include distributions in excess of capital gains of $.003 per share.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2002 are .85%, 1.60%, 1.40% and .65% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2002 are 4.66%, 3.91%, 4.12% and 4.86% for classes A, B, C and R, respectively.

(c) From commencement of class operations as noted.

Section 5  Financial Highlights

Appendix  Additional State Information


                       Because the funds primarily purchase municipal bonds from California, each fund also bears investment risks from economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. The following discussion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the funds. The discussion includes general state tax information related to an investment in fund shares. Because tax laws are complex and often change, you should consult your tax advisor about the state tax consequences of a specific fund investment. See the Statement of Additional Information for further information.





                       California



                       California's economy, the largest in the nation, is beginning to show modest signs of recovery from the recession that has plagued the State in recent months. However, the State's unemployment rate has substantially increased relative to last year (5.9% in May 2002 versus 4.7% in May 2001) and remains slightly above the national rate of 5.5% in May 2002. California's per capita income was $32,678 in 2001, compared to the national average of $30,271.



                       In 1997, laws that deregulated California's electricity market required investor-owned utilities (IOUs) to sell the majority of their power generation plants and to purchase electricity daily on the State's newly-created power exchange. The deregulation legislation also froze retail electric rates charged by the IOUs through 2002 or until their stranded costs were paid off. Beginning in June 2000, prices of wholesale power costs began to soar as power demand outstripped available power supply. In an effort to aid the IOUs, the State purchased electric power in the open market on behalf of the utilities throughout 2001. State power purchases eventually exceeded $6 billion. The purchases, made from the State's General Fund, have essentially depleted the State's financial reserves, which has placed pressure on the State's credit ratings and bond prices. The State Legislature approved a $13.4 billion bond issue that will be used to reimburse the California General Fund for power purchases. However, as of June 1, 2002, the State power bonds had yet to be issued.



                       Because of legislated price constraints during the power crisis, the State's two largest IOUs, Pacific Gas & Electric (PG&E) and Southern California Edison, were prevented from passing the higher costs that they paid in the wholesale power market on to their California retail customers. The significant inequity in costs and revenues for the utilities led to significant financial losses for both IOUs and caused PG&E to seek Chapter 11 bankruptcy protection in April 2001. Southern California Edison eventually filed suit against the California State Public Utilities Commission in federal court in response to its inability to increase retail power charges. In October 2001, the two parties agreed to a settlement in which Southern California Edison was able to avoid bankruptcy proceedings.



                       Although the California economy has shown slight improvement in recent months, State officials continue to grapple with severe budget imbalances that are the result of last year's power crisis and State tax collections that have come in well below estimates during the current fiscal year. The extent of the



                                                                       Appendix

                       State's budget problems may limit California's ability to finance infrastructure, education, and other state service projects in the near-term.



                       Standard & Poor's has affirmed its A+ rating on the State's general obligation debt. However, the agency's outlook on the State was changed to "negative" from "stable," citing concerns relating to the State's massive budget deficits and recent cash flow weakness. In November 2001, Moody's downgraded its State of California general obligation bond rating to A1 from Aa3, citing reservations regarding the State's ability to restore fiscal balance in the near-term. Fitch maintains its AA rating on the State of California. However, the State remains on negative watch. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest. Further, it cannot be assumed that the State of California will maintain its current credit ratings.



                       The taxing authority of California's governmental entities is limited due to the adoption of Proposition 13 and other amendments to the California Constitution. Proposition 13, adopted by voters in 1978, limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Because the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition, the amount of tax on similarly situated properties varies widely. The state and local governments are also subject to annual "appropriations limits" imposed by Article XIIIB of the California Constitution, which limits the state and local governments from spending the proceeds of tax revenues, regulatory licenses, user charges or other fees beyond imposed appropriations limits that are adjusted annually to reflect changes in cost of living and population. Revenues in excess of the limitations are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions; the state must refund 50% of any excess, with the other 50% paid to schools and community colleges. A 1986 initiative statute called Proposition 62 requires either a majority or two-thirds voter approval for any increase in general or special taxes. Court decisions had struck down most of Proposition 62, but the California Supreme Court upheld its constitutionality in September 1995. Many aspects of the decision, such as whether it applies retroactively, remain unclear, but its future effect will be to further limit the fiscal flexibility of many local governments. The complex and ambiguous nature of the foregoing limitations makes it impossible to fully determine their impact on California municipal bonds or the ability of the state and local governments to pay debt service of California municipal bonds.



                       On November 5, 1996, California voters approved Proposition 218, which added Articles XIIIC and XIIID to the California Constitution, imposing certain vote requirements and other limitations on the imposition of new or increased and in some cases existing taxes, assessments, and property-related fees and charges. Proposition 218 also extends the initiative power to include the reduction or repeal of any local taxes, assessments, fees and charges. This extension of the initiative power is not limited to taxes imposed on or after the effective date of Proposition 218 and could result in the retroactive repeal or reduction in any existing taxes, assessments, fees or charges. If such a repeal or reduction occurs in a particular California entity, the financial condition of that entity may be adversely impacted and rating downgrades and/or defaults may result. Additionally, the voter approval requirement reduces the financial flexibility of local governments to deal with fiscal problems by limiting the ability to increase taxes, assessments, fees or charges. In some cases, this loss of flexibility may be and, in fact, has been cited as the reason for rating



Appendix
                       downgrades. No assurances can be given that California entities will be able to raise taxes to meet future spending requirements. In addition, at this time it is not clear exactly how a court will interpret Proposition 218.



                       Tax Treatment



                       The funds' regular monthly dividends will not be subject to California personal income taxes to the extent they are paid out of income earned on California municipal obligations or U.S. government securities. You will be subject to California personal income taxes, however, to the extent the funds distribute any taxable income or realized capital gains or if you sell or exchange shares of the funds and realize capital gain on the transaction.



                       The treatment of corporate shareholders of the funds differs from that described above. Corporate shareholders should refer to the Statement of Additional Information for more detailed information.



                                                                       Appendix

Nuveen Mutual Funds

Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

Growth

International Growth Fund
Innovative Fund
Nuveen Rittenhoude Growth Fund

Growth and Income

European Value Fund
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

Income

Income Fund
Floating Rate Fund/1/

Tax-Free Income

National Municipal Bond Funds
High Yield
Long-term
Insured Long-term
Intermediate-term
Limited-term

State Municipal Bond Funds

                 Arizona       Louisiana        North Carolina
                 California/2/ Maryland         Ohio
                 Colorado      Massachusetts/2/ Pennsylvania
                 Connecticut   Michigan         Tennessee
                 Florida       Missouri         Virginia
                 Georgia       New Jersey       Wisconsin
                 Kansas        New Mexico
                 Kentucky      New York/2/

Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated by reference into this prospectus, contains detailed information on fund policies and operation. Additional information about the fund's investments is available in the funds' annual and semi-annual reports to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year. Call Nuveen at (800) 257-8787 to request a free copy of any of these materials or other fund information, or ask your financial advisor for copies.


You may also obtain this and other fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (800) SEC-0330 for room hours and operation. You may also request fund information by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or sending an e-mail to publicinfo@sec.gov.



The funds' Investment Company Act file number is 811-07755.


1. This is a continouosly-offered closed-end interval fund. As such, redemptions are only available during quarterly repurchase periods. See fund prospectus for additional information.
2. Long-term and insured long-term portfolios.

NUVEEN
     Investments

       Nuveen Investments
       333 West Wacker Drive
       Chicago, IL 60606-1286

       (800) 257-8787
       www.nuveen.com


                                                                 VPR-CA-0602 NA

                                                               N U V E E N
                                                                     Investments
--------------------------------------------------------------------------------

Municipal Bond
Funds


                            ----------------------------------------------------
                            Prospectus June 28, 2002
--------------------------------------------------------------------------------

Dependable, tax-free income to help you keep more of what you earn.


                              [PHOTO APPEARS HERE]



                                Connecticut
                                New Jersey
                                New York
                                New York Insured




                                The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

     Table of Contents

     Section 1  The Funds
     This section provides you with an overview of the funds including investment objectives, portfolio holdings and historical performance information.

     Introduction                                                          1
     -----------------------------------------------------------------------
     Nuveen Connecticut Municipal Bond Fund                                2
     -----------------------------------------------------------------------
     Nuveen New Jersey Municipal Bond Fund                                 4
     -----------------------------------------------------------------------
     Nuveen New York Municipal Bond Fund                                   6
     -----------------------------------------------------------------------
     Nuveen New York Insured Municipal Bond Fund                           8
     -----------------------------------------------------------------------

     Section 2  How We Manage Your Money
     This section gives you a detailed discussion of our investment and risk management strategies.

     Who Manages the Funds                                                10
     -----------------------------------------------------------------------
     What Securities We Invest In                                         11
     -----------------------------------------------------------------------
     How We Select Investments                                            13
     -----------------------------------------------------------------------
     What the Risks Are                                                   13
     -----------------------------------------------------------------------
     How We Manage Risk                                                   14
     -----------------------------------------------------------------------

     Section 3  How You Can Buy and Sell Shares
     This section provides the information you need to move money into or out of your account.

     What Share Classes We Offer                                          15
     -----------------------------------------------------------------------
     How to Reduce Your Sales Charge                                      16
     -----------------------------------------------------------------------
     How to Buy Shares                                                    17
     -----------------------------------------------------------------------
     Systematic Investing                                                 17
     -----------------------------------------------------------------------
     Systematic Withdrawal                                                18
     -----------------------------------------------------------------------
     Special Services                                                     19
     -----------------------------------------------------------------------
     How to Sell Shares                                                   20
     -----------------------------------------------------------------------

     Section 4  General Information
     This section summarizes the funds' distribution policies and other general information.

     Dividends, Distributions and Taxes                                   22
     -----------------------------------------------------------------------
     Distribution and Service Plans                                       23
     -----------------------------------------------------------------------
     Net Asset Value                                                      24
     -----------------------------------------------------------------------
     Fund Service Providers                                               24
     -----------------------------------------------------------------------

     Section 5  Financial Highlights
     This section provides the funds' financial performance
     for the past five years.                                             25
     -----------------------------------------------------------------------
     Appendix  Additional State Information                               29
     -----------------------------------------------------------------------

     We have used the icons below throughout this prospectus to make it easy for you to find the type of information you need.



     [BLOCKS] Investment Strategy

     [CAUTION] Risks

     [DOLLAR SIGN] Fees, Charges and Expenses

     [SCROLL] Shareholder Instructions

     [CHART] Performance and Current Portfolio Information

                                                                  June 28, 2002


Section 1  The Funds

                  Nuveen Connecticut Municipal Bond Fund
                  Nuveen New Jersey Municipal Bond Fund
                  Nuveen New York Municipal Bond Fund
                  Nuveen New York Insured Municipal Bond Fund



                       INTRODUCTION

                       This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen Mutual Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.




 NOT FDIC OR GOVERNMENT INSURED  MAY LOSE VALUE       NO BANK GUARANTEE


                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen Connecticut Municipal Bond Fund

Fund Overview


                                    [GRAPHIC]


Investment Objective
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

                                    [GRAPHIC]


How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.


The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

                                    [GRAPHIC]

What are the Risks of Investing in the Fund?
The principal risks of investing in the fund are credit risk and interest rate risk. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The fund may bear additional risk because it invests primarily in Connecticut bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
..  Earn regular monthly tax-free dividends;
..  Preserve investment capital over time;
.. Reduce taxes on investment income; or .. Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
..  Pursue long term growth;
.. Invest through an IRA or 401(k) plan; or .. Avoid fluctuations in share price.

How the Fund Has Performed



The chart and table that follow illustrate annual fund returns for each of the past ten years as well as annualized fund and index returns for the one-, five- and ten-year periods ended December 31, 2001. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).



Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from fund returns, or taxes.



Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.



Past performance does not necessarily indicate future performance.


 Total Returns/1/





                             Class A Annual Returns
                                   [BAR CHART]
                                    1992 8.9
                                    1993 12.3
                                    1994 -6.2
                                    1995 16.6
                                    1996 4.2
                                    1997 8.8
                                    1998 5.8
                                    1999 -3.8
                                    2000 10.5
                                    2001 5.6

Section 1  The Funds

During the ten years ended December 31, 2001, the highest and lowest quarterly returns were 6.70% and -5.59%, respectively, for the quarters ended 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does include sales charges.



                                          Average Annual Total Returns
                                          for the Periods Ended
                                            December 31, 2001
                 Class Returns Before
                 Taxes                    1 Year    5 Year   10 Year
                 -----------------------------------------------------
                 Class A (Offer)          1.14%     4.37%     5.61%
                 Class B                   .87%     4.29%     5.51%
                 Class C                  5.10%     4.69%     5.47%
                 Class R                  5.85%     5.52%     6.19%
                 -----------------------------------------------------
                 Class A (Offer) Returns:
                   After Taxes on
                     Distributions        1.14%     4.37%     5.58%
                   After Taxes on
                     Distributions and
                     Sale of Shares       2.62%     4.51%     5.57%
                 -----------------------------------------------------
                 Lehman Brothers
                   Market Benchmark/2/    5.13%     5.98%     6.63%
                 Lipper Peer Group/3/     4.66%     5.04%     6.09%


What are the Costs of Investing?


                                    [GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/4/


Paid Directly From Your Investment

            Share Class                     A       B     C    R/5/
            -------------------------------------------------------
            Maximum Sales Charge Imposed
            on Purchases                 4.20%/6/  None   None None
            -------------------------------------------------------
            Maximum Sales Charge Imposed
            on Reinvested Dividends          None  None   None None
            -------------------------------------------------------
            Exchange Fees                    None  None   None None
            -------------------------------------------------------
            Deferred Sales Charge/7/      None/8/ 5%/9/ 1%/10/ None

 Annual Fund Operating Expenses/11/


Paid From Fund Assets


           Share Class                          A     B     C    R
           ---------------------------------------------------------
           Management Fees                     .54%  .54%  .54% .54%
           ---------------------------------------------------------
           12b-1 Distribution and Service Fees .20%  .95%  .75%   --
           Other Expenses                      .11%  .11%  .11% .11%
           ---------------------------------------------------------
           Total Annual Fund Operating
           ---------------------------------------------------------
           Expenses--Gross+                    .85% 1.60% 1.40% .65%
           ---------------------------------------------------------




            +After Expense Reimbursements
            -------------------------------------------------------
            Expense Reimbursements      (.01%) (.01%) (.01%) (.01%)
            -------------------------------------------------------
            Total Annual Fund Operating
            Expenses--Net                .84%  1.59%  1.39%   .64%
            -------------------------------------------------------



The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.


                           Redemption               No Redemption
        Share Class   A      B      C     R     A      B      C     R
        ---------------------------------------------------------------
         1 Year     $  503 $  558 $  143 $ 66 $  503 $  163 $  143 $ 66
         3 Years    $  680 $  824 $  443 $208 $  680 $  505 $  443 $208
         5 Years    $  872 $  986 $  766 $362 $  872 $  871 $  766 $362
         10 Years   $1,425 $1,699 $1,680 $810 $1,425 $1,699 $1,680 $810



1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 3/31/02 was .58%.



2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.
3. Peer Group returns represent the average annualized returns of the funds in the Lipper Connecticut Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.
4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."
6. Reduced Class A sales charges apply to purchases of $50,000 or more. See
   "How You Can Buy and Sell Shares."
7. As a percentage of the lesser of purchase price or redemption proceeds.
8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10.Class C shares redeemed within one year of purchase are subject to a 1% CDSC. 11.Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers
   Conduct Rules.

                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen New Jersey Municipal Bond Fund

Fund Overview


                                    [GRAPHIC]


Investment Objective
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

                                    [GRAPHIC]


How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.


The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

                                    [GRAPHIC]

What are the Risks of Investing in the Fund?
The principal risks of investing in the fund are credit risk and interest rate risk. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The fund may bear additional risk because it invests primarily in New Jersey bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
..  Earn regular monthly tax-free dividends;
..  Preserve investment capital over time;
.. Reduce taxes on investment income; or .. Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
..  Pursue long term growth;
.. Invest through an IRA or 401(k) plan; or .. Avoid fluctuations in share price.

How the Fund Has Performed



The chart and table that follow illustrate annual fund returns for each of the past nine years as well as annualized fund and index returns for the one- and five-year and since inception periods ended December 31, 2001. This information is intended to help you assess the variability of fund returns over the past nine years (and consequently, the potential rewards and risks of a fund investment).



Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from fund returns, or taxes.



Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.



Past performance does not necessarily indicate future performance.


 Total Returns/1/




                             Class A Annual Returns
                                  [BAR CHART]
                                  1993    12.4
                                  1994    -4.4
                                  1995    14.9
                                  1996     3.6
                                  1997     8.9
                                  1998     5.4
                                  1999    -3.7
                                  2000    12.0
                                  2001     4.7


Section 1  The Funds

During the nine years ended December 31, 2001, the highest and lowest quarterly returns were 5.55% and -4.95%, respectively, for the quarters ended 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does include sales charges.



                                         Average Annual Total Returns
                                          for the Periods Ended
                                            December 31, 2001
                Class Returns Before                         Since
                Taxes                    1 Year   5 Year   Inception
                -----------------------------------------------------
                Class A (Offer)           .23%    4.42%      5.66%
                Class B                  (.01%)   4.36%      5.51%
                Class C                  4.18%    4.74%      5.45%
                Class R                  4.94%    5.53%      6.37%
                -----------------------------------------------------
                Class A (Offer) Returns:
                 After Taxes on
                   Distributions          .23%    4.42%      5.10%
                 After Taxes on
                   Distributions and
                   Sale of Shares        1.86%    4.50%      5.10%
                -----------------------------------------------------
                Lehman Brothers
                  Market Benchmark/2/    5.13%    5.98%      6.72%
                Lipper Peer Group/3/     4.49%    4.97%      5.92%


What are the Costs of Investing?


                                    [GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/4/


Paid Directly From Your Investment

            Share Class                     A       B     C    R/5/
            -------------------------------------------------------
            Maximum Sales Charge Imposed
            on Purchases                 4.20%/6/  None   None None
            -------------------------------------------------------
            Maximum Sales Charge Imposed
            on Reinvested Dividends          None  None   None None
            -------------------------------------------------------
            Exchange Fees                    None  None   None None
            -------------------------------------------------------
            Deferred Sales Charge/7/      None/8/ 5%/9/ 1%/10/ None
            -------------------------------------------------------

 Annual Fund Operating Expenses/11/


Paid From Fund Assets


           Share Class                          A     B     C    R
           ---------------------------------------------------------
           Management Fees                     .55%  .55%  .55% .55%
           ---------------------------------------------------------
           12b-1 Distribution and Service Fees .20%  .95%  .75%   --
           ---------------------------------------------------------
           Other Expenses                      .15%  .15%  .15% .15%
           ---------------------------------------------------------
           Total Annual Fund Operating
           ---------------------------------------------------------
           Expenses--Gross+                    .90% 1.65% 1.45% .70%
           ---------------------------------------------------------



            +After Expense Reimbursements
            ----------------------------------------------------------
            Expense Reimbursements         (.01%) (.01%) (.01%) (.01%)
            ----------------------------------------------------------
            Total Annual Fund Operating
            Expenses--Net                   .89%  1.64%  1.44%   .69%
            ----------------------------------------------------------


The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.


                           Redemption               No Redemption
        Share Class   A      B      C     R     A      B      C     R
        ---------------------------------------------------------------
         1 Year     $  508 $  563 $  148 $ 72 $  508 $  168 $  148 $ 72
         3 Years    $  695 $  839 $  459 $224 $  695 $  520 $  459 $224
         5 Years    $  898 $1,011 $  792 $390 $  898 $  897 $  792 $390
         10 Years   $1,481 $1,754 $1,735 $871 $1,481 $1,754 $1,735 $871


 1.Class R total returns reflect actual performance for all periods; Class A, B and C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 3/31/02 was .63%.



 2.Market Benchmark returns reflect the performance of the Lehman Brothers
   Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

 3.Peer Group returns reflect the performance of the Lipper New Jersey
   Municipal Debt Index, an index that represents the average annualized returns of the 30 largest funds in the Lipper New Jersey Municipal Debt Category. Peer Group returns assume reinvestment of dividends and do not reflect any applicable sales charges.

 4.As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
 5.Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares." 6.Reduced Class A sales charges apply to purchases of $50,000 or more. See
   "How You Can Buy and Sell Shares."
 7.As a percentage of the lesser of purchase price or redemption proceeds. 8.Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
 9.Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10.Class C shares redeemed within one year of purchase are subject to a 1% CDSC. 11.Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers
   Conduct Rules.

                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen New York Municipal Bond Fund

Fund Overview


                                    [GRAPHIC]


Investment Objective
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

                                    [GRAPHIC]


How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.


The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

                                    [GRAPHIC]

What are the Risks of Investing in the Fund?
The principal risks of investing in the fund are credit risk and interest rate risk. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The fund may bear additional risk because it invests primarily in New York bonds. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
..  Earn regular monthly tax-free dividends;
..  Preserve investment capital over time;
.. Reduce taxes on investment income; or .. Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
..  Pursue long term growth;
.. Invest through an IRA or 401(k) plan; or .. Avoid fluctuations in share price.

How the Fund Has Performed



The chart and table that follow illustrate annual fund returns for each of the past ten years as well as annualized fund and index returns for the one-, five- and ten-year periods ended December 31, 2001. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).



Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from fund returns, or taxes.



Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.



Past performance does not necessarily indicate future performance.


 Total Returns/1/




                             Class A Annual Returns
                                  [BAR CHART]
                                 1992    10.1
                                 1993    12.7
                                 1994    -6.5
                                 1995    17.6
                                 1996     4.0
                                 1997     9.3
                                 1998     6.4
                                 1999    -3.0
                                 2000    11.3
                                 2001     3.8


Section 1  The Funds

During the ten years ended December 31, 2001, the highest and lowest quarterly returns were 7.07% and -5.20%, respectively, for the quarters ended 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does include sales charges.



                                         Average Annual Total Returns
                                         for the Periods Ended
                                           December 31, 2001
                Class Returns Before
                Taxes                     1 Year   5 Year   10 Year
                -----------------------------------------------------
                Class A (Offer)          (.54%)    4.53%     5.89%
                Class B                  (.76%)    4.51%     5.77%
                Class C                   3.31%    4.85%     5.71%
                Class R                   4.06%    5.66%     6.62%
                -----------------------------------------------------
                Class A (Offer) Returns:
                 After Taxes on
                   Distributions         (.54%)    4.52%     5.82%
                 After Taxes on
                   Distributions and
                   Sale of Shares         1.70%    4.70%     5.80%
                -----------------------------------------------------
                Lehman Brothers
                  Market Benchmark/2/     5.13%    5.98%     6.63%
                Lipper Peer Group/3/      3.99%    5.07%     5.89%


What are the Costs of Investing?


                                    [GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/4/


Paid Directly From Your Investment

            Share Class                     A       B     C    R/5/
            -------------------------------------------------------
            Maximum Sales Charge Imposed
            on Purchases                 4.20%/6/  None   None None
            -------------------------------------------------------
            Maximum Sales Charge Imposed
            on Reinvested Dividends          None  None   None None
            -------------------------------------------------------
            Exchange Fees                    None  None   None None
            -------------------------------------------------------
            Deferred Sales Charge/7/      None/8/ 5%/9/ 1%/10/ None
            -------------------------------------------------------

 Annual Fund Operating Expenses/11/


Paid From Fund Assets


           Share Class                          A     B     C    R
           ---------------------------------------------------------
           Management Fees                     .54%  .54%  .54% .54%
           ---------------------------------------------------------
           12b-1 Distribution and Service Fees .20%  .95%  .75%   --
           ---------------------------------------------------------
           Other Expenses                      .15%  .15%  .15% .15%
           ---------------------------------------------------------
           Total Annual Fund Operating
           ---------------------------------------------------------
           Expenses--Gross+                    .89% 1.64% 1.44% .69%
           ---------------------------------------------------------




            +After Expense Reimbursements
            ---------------------------------------------------------------
            Expense Reimbursements        (.24%)   (.23%)   (.23%)   (.23%)
            ---------------------------------------------------------------
            Total Annual Fund Operating
            Expenses--Net                  .65%    1.41%    1.21%     .46%
            ---------------------------------------------------------------
            Net expenses reflect a voluntary expense limitation by the fund's investment adviser above its contractual obligations, that may be modified or discontinued at any time.


The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.


                           Redemption               No Redemption
        Share Class   A      B      C     R     A      B      C     R
        ---------------------------------------------------------------
         1 Year     $  507 $  562 $  147 $ 70 $  507 $  167 $  147 $ 70
         3 Years    $  692 $  836 $  456 $221 $  692 $  517 $  456 $221
         5 Years    $  892 $1,006 $  787 $384 $  892 $  892 $  787 $384
         10 Years   $1,470 $1,743 $1,724 $859 $1,470 $1,743 $1,724 $859



 1.Class R total returns reflect actual performance for all periods; Class A, B and C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 3/31/02 was 1.28%.



 2.Market Benchmark returns reflect the performance of the Lehman Brothers
   Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

 3.Peer Group returns reflect the performance of the Lipper New York Municipal
   Debt Index, an index that represents the average annualized returns of the 30 largest funds in the Lipper New York Municipal Debt Category. Peer Group returns assume reinvestment of dividends and do not reflect any applicable sales charges.

 4.As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
 5.Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares." 6.Reduced Class A sales charges apply to purchases of $50,000 or more. See
   "How You Can Buy and Sell Shares."
 7.As a percentage of the lesser of purchase price or redemption proceeds. 8.Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
 9.Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10.Class C shares redeemed within one year of purchase are subject to a 1% CDSC. 11.Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers
   Conduct Rules. Nuveen Advisory has a contractual obligation to waive some or all of its fees or reimburse expenses to prevent total operating expenses (not counting distribution and service fees) from exceeding 0.75% of the fund's average daily net assets.

                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen New York Insured Municipal Bond Fund

Fund Overview


                                    [GRAPHIC]


Investment Objective
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

                                    [GRAPHIC]


How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade. The fund primarily buys insured municipal bonds.


The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued insured municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

                                    [GRAPHIC]

What are the Risks of Investing in the Fund?
The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in New York bonds. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
..  Earn regular monthly tax-free dividends;
..  Preserve investment capital over time;
.. Reduce taxes on investment income; or .. Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
..  Pursue long term growth;
.. Invest through an IRA or 401(k) plan; or .. Avoid fluctuations in share price.

How the Fund Has Performed



The chart and table that follow illustrate annual fund returns for each of the past ten years as well as annualized fund and index returns for the one-, five- and ten-year periods ended December 31, 2001. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).



Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from fund returns, or taxes.



Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.



Past performance does not necessarily indicate future performance.


 Total Returns/1/





                             Class A Annual Returns
                                  [BAR CHART]
                                  1992    9.4
                                  1993   12.8
                                  1994   -6.4
                                  1995   17.2
                                  1996    3.2
                                  1997    7.3
                                  1998    5.4
                                  1999   -2.8
                                  2000   11.0
                                  2001    3.8


Section 1  The Funds

During the ten years ended December 31, 2001, the highest and lowest quarterly returns were 6.87% and -5.99%, respectively, for the quarters ended 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does include sales charges.



                                          Average Annual Total Returns
                                          for the Periods Ended
                                            December 31, 2001
                 Class Returns Before
                 Taxes                    1 Year    5 Year   10 Year
                 -----------------------------------------------------
                 Class A (Offer)          (.56%)    3.94%     5.42%
                 Class B                  (.83%)    3.89%     5.27%
                 Class C                  3.22%     4.25%     5.21%
                 Class R                  4.08%     5.05%     6.12%
                 -----------------------------------------------------
                 Class A (Offer) Returns:
                  After Taxes on
                    Distributions         (.56%)    3.92%     5.38%
                  After Taxes on
                    Distributions and
                    Sale of Shares        1.50%     4.12%     5.37%
                 -----------------------------------------------------
                 Lehman Brothers
                   Market Benchmark2      5.13%     5.98%     6.63%
                 Lipper Peer Group3       3.31%     4.80%     5.97%


What are the Costs of Investing?


                                    [GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/4/


Paid Directly From Your Investment

            Share Class                     A       B     C    R/5/
            -------------------------------------------------------
            Maximum Sales Charge Imposed
            on Purchases                 4.20%/6/  None   None None
            -------------------------------------------------------
            Maximum Sales Charge Imposed
            on Reinvested Dividends          None  None   None None
            -------------------------------------------------------
            Exchange Fees                    None  None   None None
            -------------------------------------------------------
            Deferred Sales Charge/7/      None/8/ 5%/9/ 1%/10/ None
            -------------------------------------------------------

 Annual Fund Operating Expenses/11/


Paid From Fund Assets


           Share Class                          A     B     C    R
           ---------------------------------------------------------
           Management Fees                     .54%  .54%  .54% .54%
           ---------------------------------------------------------
           12b-1 Distribution and Service Fees .20%  .95%  .75%   --
           ---------------------------------------------------------
           Other Expenses                      .15%  .15%  .15% .15%
           ---------------------------------------------------------
           Total Annual Fund Operating
           Expenses--Gross+                    .89% 1.64% 1.44% .69%
           ---------------------------------------------------------




            --------------------------------------------------------
            +After Expense Reimbursements
            --------------------------------------------------------
            Expense Reimbursements      (.01%) (.01%) (.01%) (.01%)
            --------------------------------------------------------
            Total Annual Fund Operating
            Expenses--Net                .88%  1.63%  1.43%   .68%
            --------------------------------------------------------


The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.


                           Redemption               No Redemption
        Share Class   A      B      C     R     A      B      C     R
        ---------------------------------------------------------------
         1 Year     $  507 $  562 $  147 $ 70 $  507 $  167 $  147 $ 70
         3 Years    $  692 $  836 $  456 $221 $  692 $  517 $  456 $221
         5 Years    $  892 $1,006 $  787 $384 $  892 $  892 $  787 $384
         10 Years   $1,470 $1,743 $1,724 $859 $1,470 $1,743 $1,724 $859


1. Class R total returns reflect actual performance for all periods; Class A, B and C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 3/31/02 was .97%.


2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.
3. Peer Group returns represent the average annualized returns of the funds in the Lipper New York Insured Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.
4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."
6. Reduced Class A sales charges apply to purchases of $50,000 or more. See
   "How You Can Buy and Sell Shares."
7. As a percentage of the lesser of purchase price or redemption proceeds.
8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10.Class C shares redeemed within one year of purchase are subject to a 1% CDSC. 11.Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers
   Conduct Rules. Nuveen Advisory has a contractual obligation to waive some or all of its fees or reimburse expenses to prevent total operating expenses (not counting distribution and service fees) from exceeding 0.975% of the fund's average daily net assets.

                                                           Section 1  The Funds

Section 2  How We Manage Your Money

                       To help you understand how the funds' assets are managed, this section includes a detailed discussion of the adviser's investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.



                       WHO MANAGES THE FUNDS

                       Nuveen Advisory Corp. ("Nuveen Advisory"), the funds' investment adviser, together with its advisory affiliate, Nuveen Institutional Advisory Corp., offer premier advisory and investment management services to a broad range of mutual fund clients. In the Nuveen family, these advisers are commonly referred to as Nuveen Investment Management or NIM. Nuveen Advisory is responsible for the selection and on-going monitoring of the municipal bonds in the funds' investment portfolios, managing the funds' business affairs and providing certain clerical, bookkeeping and other administrative services. The NIM advisers are located at 333 West Wacker Drive, Chicago, IL 60606.


                       The NIM advisers are wholly owned subsidiaries of The John Nuveen Company. Founded in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today we provide managed assets and structured investment products and services to help financial advisors serve the wealth management needs of individuals and families. Nuveen manages or oversees $76 billion in assets.


                       Nuveen Advisory is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Advisory manages each fund using a team of analysts and portfolio managers that focus on a specific group of funds. Day-to-day operation of each fund and the execution of its specific investment strategies is the responsibility of the designated portfolio manager described below.


                       Thomas C. Spalding has been the portfolio manager for the New Jersey Fund since March 2001. Mr. Spalding, who is a Vice President of Nuveen Advisory and Nuveen Institutional Advisory Corp., has been a portfolio manager for Nuveen Advisory since 1978 and currently manages investments for fourteen Nuveen-sponsored investment companies.



                       Paul L. Brennan has been the portfolio manager for the Connecticut, New York and New York Insured Funds since August 1999. Mr. Brennan became a portfolio manager of Flagship Financial Inc. in 1994, and subsequently became an Assistant Vice President of Nuveen Advisory upon the acquisition of Flagship Resources Inc. by The John Nuveen Company in January 1997. He became a Vice President of Nuveen Advisory in 2002. Mr. Brennan currently manages investments for twenty-three Nuveen-sponsored investment companies.


                       For the most recent fiscal year, the funds paid the following management fees to Nuveen Advisory as a percentage of net assets:


                Nuveen Connecticut Municipal Bond Fund      .54%
                Nuveen New Jersey Municipal Bond Fund       .55%
                Nuveen New York Municipal Bond Fund         .31%
                Nuveen New York Insured Municipal Bond Fund .54%


Section 2  How We Manage Your Money

                       WHAT SECURITIES WE INVEST IN


                       Each fund's investment objective may not be changed without shareholder approval. The following investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

                       Municipal Bonds

                       The funds invest primarily in municipal bonds that pay interest that is exempt from regular federal, state and (for the New York funds) local income tax. Income from these bonds may be subject to the federal alternative minimum tax.

                       States, local governments and municipalities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. These bonds include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source.

                       The funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the funds will only purchase these bonds where the issuer has a strong incentive to continue making appropriations until maturity.

                       The funds may invest in inverse floating rate securities, sometimes referred to as "inverse floaters." Inverse floaters have variable interest rates that move in the opposite direction from movements in prevailing short-term interest rate levels--rising when prevailing short-term interest rates fall, and vice versa. In addition to paying fluctuating income levels, the prices of inverse floaters can be more volatile than the prices of conventional fixed-rate bonds with comparable maturities.

                       In evaluating municipal bonds of different credit qualities or maturities, Nuveen Advisory takes into account the size of yield spreads. Yield spread is the additional return the funds may earn by taking on additional credit risk or interest rate risk. For example, yields on low quality bonds are higher than yields on high quality bonds because investors must be compensated for incurring the higher credit risk associated with low quality bonds. If yield spreads do not provide adequate compensation for the additional risk associated with low quality bonds, the funds will buy bonds of relatively higher quality. Similarly, in evaluating bonds of different maturities, Nuveen Advisory evaluates the comparative yield available on these bonds. If yield spreads on long-term bonds do not compensate the funds adequately for the additional interest rate risk the funds must assume, the funds will buy bonds of relatively shorter maturity. In addition, municipal bonds in a particular industry may provide higher yields relative to their risk compared to bonds in other industries. If that occurs, a fund may buy relatively more bonds from issuers in that industry. In that case, the fund's portfolio composition would change from time to time.

                       Quality Municipal Bonds


                       The funds purchase only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by at least one independent rating agency at the time of purchase or are non-rated but judged to be investment grade by the funds' investment adviser. If suitable municipal bonds from a


                                            Section 2  How We Manage Your Money
                       specific state are not available at attractive prices and yields, a fund may invest in municipal bonds of U.S. territories (such as Puerto Rico and Guam) which are exempt from regular federal, state and local income taxes. The New Jersey, New York, and New York Insured Funds may not invest more than 20% of their net assets in these territorial municipal bonds.

                       Portfolio Maturity

                       Each fund buys municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an investment portfolio with an overall weighted average portfolio maturity of 15 to 30 years.

                       Insurance


                       The New York Insured Fund primarily purchases insured municipal bonds. Under normal market conditions, the New York Insured Fund will invest at least 80% of its assets in insured municipal bonds. Insured municipal bonds are either covered by individual, permanent insurance policies (obtained either at the time of issuance or subsequently), or covered "while in fund" under a master portfolio insurance policy purchased by a fund. Insurance guarantees only the timely payment of interest and principal on the bonds; it does not guarantee the value of either individual bonds or fund shares.


                       Portfolio insurance policies are effective only so long as the fund continues to own the covered bond, and the price the fund would receive upon sale of such a bond would not benefit from the insurance. Insurers under master portfolio insurance policies currently include MBIA Insurance Corp., Ambac Assurance Corporation, Financial Security Assurance Inc., and Financial Guaranty Insurance Company. The fund's investment adviser may obtain master policies from other insurers, but only from insurers that specialize in insuring municipal bonds and whose claims-paying ability is rated Aaa or AAA by Moody's and S&P. Insurers are responsible for making their own assessment of the insurability of a municipal bond.

                       The New York Insured Fund can invest up to 20% of its net assets in uninsured municipal bonds that are backed by an escrow account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest. These bonds are normally regarded as having the credit characteristics of the underlying U.S. Government-backed securities.

                       Short-Term Investments


                       Under normal market conditions, each fund may invest up to 20% of net assets in short-term investments, such as, short-term, high quality municipal bonds or money market funds. See "How We Manage Risk--Hedging and Other Defensive Investment Strategies." The funds may invest in short-term, high quality taxable securities or shares of taxable money market funds if suitable short-term municipal bonds or shares of tax-exempt money market funds are not available at reasonable prices and yields. If the funds invest in taxable securities, they may not achieve their investment objective. For more information on eligible short-term investments, see the Statement of Additional Information.


                       Forwards and Delayed-Delivery Settlement

                       Each fund may enter into contracts to purchase securities for a specified price at a future date later than the normal settlement date. If the delayed settlement takes place less than 61 days after purchase, it is referred to as a "delayed-delivery" transaction. Newly issued municipal bonds sold on a "when-issued" basis represent a common form of delayed-delivery transaction. If settlement

Section 2  How We Manage Your Money
                       takes place more than 60 days after purchase, the transaction is called a "forward." These transactions involve an element of risk because the value of the security to be purchased may decline before the settlement date.


                       Municipal "forwards" pay higher interest rates after settlement than standard bonds, to compensate the buyer for bearing market risk but deferring income during the settlement period, and can often be bought at attractive prices and yields. For instance, if a fund knows that a portfolio bond will, or is likely to, be called or mature on a specific future date, the fund may buy a forward settling on or about that date to replace the called or maturing bond and "lock in" a currently attractive interest rate.




                       HOW WE SELECT INVESTMENTS


                       Nuveen Advisory selects municipal bonds for the funds based upon its assessment of a bond's relative value in terms of current yield, price, credit quality and future prospects. Nuveen Advisory is supported by Nuveen's award-winning team of specialized research analysts who review municipal securities available for purchase, monitor the continued creditworthiness of each fund's municipal investments, and analyze economic, political and demographic trends affecting the municipal markets. We use these resources to identify municipal bonds with favorable characteristics we believe are not yet recognized by the market. We then select those higher-yielding and undervalued municipal bonds that we believe represent the most attractive values.


                       Portfolio Turnover

                       Each fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of a fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds intend to keep portfolio turnover relatively low in order to reduce trading costs and the realization of taxable capital gains. Each fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.



                       WHAT THE RISKS ARE

                       Risk is inherent in all investing. Investing in a mutual fund--even the most conservative--involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of these and other risks, you should consider an investment in any of these funds to be a long-term investment.

                       Credit risk: Each fund is subject to credit risk. Credit risk is the risk that an issuer of a municipal bond will be unable to meet its obligation to make interest and principal payments due to changing financial or market conditions.

                       Interest rate risk: Because the funds invest in fixed-income securities, the funds are subject to interest rate risk. Interest rate risk is the risk that the value of a fund's portfolio will decline because of rising interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments.

                       Income risk: The risk that the income from a fund's portfolio will decline because of falling market interest rates. This can result when the fund invests

                                            Section 2  How We Manage Your Money
                       the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate. Also, if a fund invests in inverse floating rate securities, whose income payments vary inversely with changes in short-term market rates, the fund's income may decrease if short-term interest rates rise.

                       State concentration risk: Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risk from economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. See "Appendix--Additional State Information." These risks may be greater for the Connecticut and New Jersey Funds, which as "non-diversified" funds may concentrate their investments in municipal bonds of certain issuers to a greater extent than the New York Funds, which are diversified funds.

                       Inflation risk: The risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each fund's assets can decline as can the value of the fund's distributions.



                       HOW WE MANAGE RISK

                       In pursuit of its investment objective, each fund assumes investment risk, chiefly in the form of credit risk and interest rate risk. The funds limit this investment risk generally by restricting the type and maturities of municipal bonds they purchase, and by diversifying their investment portfolios geographically within a state as well as across different industry sectors. The New York Insured Fund also limits investment risk by primarily buying insured municipal bonds.

                       Investment Limitations

                       The funds have adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. Each fund may not have more than:

                        . 25% in any one industry such as electric utilities or health care.

                        .  10% in borrowings (33% if used to meet redemptions).

                       As diversified funds, the New York and New York Insured Funds also may not have more than:

                        . 5% in securities of any one issuer (except U.S. government securities or for 25% of their assets).

                       Hedging and Other Defensive Investment Strategies

                       Each fund may invest up to 100% in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the weighted average maturity of a fund's investment portfolio may fall below the defined range described under "Portfolio Maturity."

                       Each fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures, or options based on either an index of long-term tax-free securities or on debt securities whose prices, in Nuveen Advisory's opinion, correlate with the prices of the funds' investments. The funds, however, have no present intent to use these strategies.

Section 2  How We Manage Your Money

Section 3  How You Can Buy and Sell Shares

                       We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. We offer a number of services for your convenience. Please see the Statement of Additional Information for further details.



                       WHAT SHARE CLASSES WE OFFER

                       Class A Shares
                       You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .20% of the fund's average daily net assets that compensates your financial advisor for providing on-going service to you. Nuveen retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charge for all funds described in the prospectus is as follows:


                                                                                 Authorized Dealer
                                    Sales Charge as % of  Sales Charge as % of  Commission as % of
 Amount of Purchase                 Public Offering Price Net Amount Invested  Public Offering Price
 Less than $50,000                           4.20%               4.38%               3.70%

 $50,000 but less than $100,000              4.00%               4.18%               3.50%
 $100,000 but less than $250,000             3.50%               3.63%               3.00%
 $250,000 but less than $500,000             2.50%               2.56%               2.00%
 $500,000 but less than $1,000,000           2.00%               2.04%               1.50%
 $1,000,000 and over                         --/1/                 --                1.00%/1/

                     /1/You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers of record on these share purchases a sales commission of 100% of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of the amount over $5.0 million. If you redeem your shares within 18 months of purchase, you may have to pay a Contingent Deferred Sales Charge (CDSC) of 1% of either your purchase price or your redemption proceeds, whichever is lower. You do not have to pay this CDSC if your financial advisor has made arrangements with Nuveen and agrees to waive the commission.

                       Class B Shares

                       You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .95% of average daily net assets. The annual .20% service fee compensates your financial advisor for providing on-going service to you. Nuveen retains the service fee on accounts with no authorized dealer of record. The annual .75% distribution fee compensates Nuveen for paying your financial advisor a 4% up-front sales commission, which includes an advance of the first year's service fee. If you sell your shares within six years of purchase, you will normally have to pay a CDSC, based on either your purchase price or what you sell your shares for, whichever amount is lower, according to the following schedule. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

                                     Section 3  How You Can Buy and Sell Shares

                       Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

              Years Since Purchase  0-1 1-2 2-3 3-4 4-5 5-6 Over 6
              CDSC                   5%  4%  4%  3%  2%  1%   None


                       Class C Shares

                       You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .75% of average daily net assets. The annual .20% service fee compensates your financial advisor for providing on-going service to you. Nuveen retains the service fee on accounts with no authorized dealer of record. The annual .55% distribution fee reimburses Nuveen for paying your financial advisor an on-going sales commission as well as an advance of the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you will normally have to pay a 1% CDSC based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.

                       Class R Shares

                       You may purchase Class R shares only under limited circumstances, at the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or ongoing service or distribution fees. Class R shares have lower on-going expenses than the other classes.



                       HOW TO REDUCE YOUR SALES CHARGE

                       We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.

Class A Sales Charge      Class A Sales Charge       Class R Eligibility
Reductions                Waivers                    .Certain employees and
..Rights of accumulation   .Nuveen Defined              directors of Nuveen or
..Letter of intent           Portfolio or Exchange-     employees of authorized
..Group purchase             Traded Fund                dealers
                            reinvestment             .Bank trust departments
                          .Certain employees and
                            directors of Nuveen or
                            employees of
                            authorized dealers
                          .Bank trust departments

                       In addition, Class A shares at net asset value and Class R shares may be purchased through registered investment advisers, certified financial planners and registered broker-dealers who charge asset-based or comprehensive "wrap" fees for their services. Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available from your financial advisor or by calling (800) 257-8787. Your financial advisor can also help you prepare any necessary application forms. You or your financial advisor must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.

Section 3  How You Can Buy and Sell Shares

                       HOW TO BUY SHARES

                       Fund shares may be purchased on any business day, which is any day the New York Stock Exchange is open for business and normally ends at 4 p.m. New York time. Generally, the Exchange is closed on weekends and national holidays. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price.

                       Through a Financial Advisor

                       You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an on-going basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors are paid for on-going investment advice and services either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial advisor, call (800) 257-8787 and Nuveen can refer you to one in your area.

                       By Mail

                       You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 660086, Dallas, Texas 75266-0086. No third party checks will be accepted.

                       Investment Minimums

                       The minimum initial investment is $3,000 ($50 through systematic investment plan accounts) and may be lower for accounts opened through certain fee-based programs. Subsequent investments must be in amounts of $50 or more. The funds reserve the right to reject purchase orders and to waive or increase the minimum investment requirements.



                       SYSTEMATIC INVESTING

                       Systematic investing allows you to make regular investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account. The minimum automatic deduction is $50 per month. There is no charge to participate in each fund's systematic investment plan. To take advantage of this investing opportunity, simply complete the appropriate section of the account application form or submit an Account Update Form. You can stop the deductions at any time by notifying the fund in writing.

                       From Your Bank Account

                       You can make systematic investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account.

                       From Your Paycheck

                       With your employer's consent, you can make systematic investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct monies from your paycheck.

                                     Section 3  How You Can Buy and Sell Shares

                       Systematic Exchanging

                       You can make systematic investments by authorizing Nuveen to exchange shares from one Nuveen mutual fund account into another identically registered Nuveen account of the same share class.

                       The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.


                       [Chart showing effect of systematic investing and dividend reinvestment]


                       One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time, and does not assure that you will profit.



                       SYSTEMATIC WITHDRAWAL

                       If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services--Fund Direct" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in each fund's systematic withdrawal plan.

                       You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

Section 3  How You Can Buy and Sell Shares

                       SPECIAL SERVICES

                       To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

                       Exchanging Shares


                       You may exchange fund shares into an identically registered account at any time for the same class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.


                       The exchange privilege is not intended to allow you to use a fund for short-term trading. Because excessive exchanges may interfere with portfolio management, raise fund operating expenses or otherwise have an inverse affect on other shareholders, each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.

                       The funds may change or cancel their exchange policy at any time upon 60 days' notice. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax advisor about the tax consequences of exchanging your shares.

                       Fund Direct/SM/

                       The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts, and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You also may have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial advisor can help you complete the forms for these services, or you can call Nuveen at
                       (800) 257-8787 for copies of the necessary forms.

                       Reinstatement Privilege

                       If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.

                                     Section 3  How You Can Buy and Sell Shares

                       HOW TO SELL SHARES

                       You may sell (redeem) your shares on any business day. You will receive the share price next determined after the fund has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten days from your purchase date. While the funds do not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, each fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.


[CAUTION]

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also you should verify your trade confirmations immediately upon receipt.
                       Through Your Financial Advisor

                       You may sell your shares through your financial advisor who can prepare the necessary documentation. Your financial advisor may charge for this service.

                       By Telephone

                       If you have authorized telephone redemption privileges, you can redeem your shares by calling (800) 257-8787. Telephone redemptions are not available if you own shares in certificate form and may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.

                       By Mail

                       You can sell your shares at any time by sending a written request to the appropriate fund, c/o Nuveen Investor Services, P.O. Box 660086, Dallas, Texas 75266-0086. Your request must include the following information:

                        .  The fund's name;

                        .  Your name and account number;

                        .  The dollar or share amount you wish to redeem;

                        . The signature of each owner exactly as it appears on the account;

                        . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

                        . The address where you want your redemption proceeds sent (if other than the address of record);

                        .  Any certificates you have for the shares; and

                        .  Any required signature guarantees.

Section 3  How You Can Buy and Sell Shares

[CAUTION]

An Important Note About Involuntary Redemption

From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The funds presently have set a minimum balance of $100 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.

                       We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that a fund otherwise approves. A notary public cannot provide a signature guarantee.

                       Redemptions In-Kind

                       The funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the funds may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.


                                     Section 3  How You Can Buy and Sell Shares

Section 4  General Information

                       To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies, as well.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

                       The funds pay tax-free dividends monthly and any taxable capital gains or other taxable distributions once a year in December. The funds declare dividends monthly to shareholders of record as of the ninth of each month, usually payable the first business day of the following month.

                       Payment and Reinvestment Options

                       The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen mutual fund. For further information, contact your financial advisor or call Nuveen at (800) 257-8787.

                       Taxes and Tax Reporting

                       Because the funds invest primarily in municipal bonds from a particular state, the regular monthly dividends you, as a taxpayer in that state, receive will be exempt from regular federal, state and (for the New York Funds) local income tax. All or a portion of these dividends, however, may be subject to the federal alternative minimum tax (AMT).

                       Although the funds do not seek to realize taxable income or capital gains, the funds may realize and distribute taxable income or capital gains from time to time as a result of each fund's normal investment activities. Each fund will distribute in December any taxable income or capital gains realized over the preceding year. Net short-term capital gains are taxable at the same rate as ordinary income. Net long-term capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder.

                       Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly with the fund, Nuveen will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash.

                       If you receive social security or railroad retirement benefits, you should consult your tax advisor about how an investment in the fund may affect the taxation of your benefits.

Section 4  General Information

                       Please note that if you do not furnish the fund with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 30%.


                       Please consult the Statement of Additional Information and your tax advisor for more information about taxes.

                       Buying or Selling Shares Close to a Record Date

                       Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax- free income a fund has earned but not yet distributed.

                       Taxable Equivalent Yields

                       The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated federal tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical federal tax-free yields and tax rates:

                       Taxable Equivalent of Tax-Free Yields


                                  To Equal a Tax-Free Yield of:
                 ----------------------------------------------------------
                                  4.00%    4.50%    5.00%   5.50%   6.00%
                   Tax Bracket:   A Taxable Investment Would Need to Yield:
                 ----------------------------------------------------------
                     27%          5.52%    6.21%    6.90%   7.59%   8.28%
                 ----------------------------------------------------------
                     30%          5.76%    6.47%    7.19%   7.91%   8.63%
                 ----------------------------------------------------------
                     35%          6.20%    6.98%    7.75%   8.53%   9.30%
                 ----------------------------------------------------------
                   38.6%          6.57%    7.39%    8.21%   9.03%   9.85%
                 ----------------------------------------------------------


                       The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the Statement of Additional Information or consult your tax advisor.


                       DISTRIBUTION AND SERVICE PLANS

                       Nuveen serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan in accordance with Rule 12b-1 under the Investment Company Act of 1940. (See "How to Choose a Share Class" for a description of the distribution and service fees paid under this plan.)

                       Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate authorized dealers, including Nuveen, for providing on-going account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses,

                                                 Section 4  General Information
                       including printing and distributing prospectuses to persons other than shareholders, the expenses of preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                       Nuveen periodically undertakes sales promotion programs with authorized dealers and may pay them the full applicable sales charge as a commission. In addition, Nuveen may provide support at its own expense to authorized dealers in connection with sales meetings, seminars, prospecting seminars and other events at which Nuveen presents its products and services. Under certain circumstances, Nuveen also will share with authorized dealers up to half the costs of advertising that features the products and services of both parties. The Statement of Additional Information contains further information about these programs.


                       NET ASSET VALUE

                       The price you pay for your shares is based on each fund's net asset value per share which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for each class of each fund by taking the market value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Trustees or its delegate.

                       In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on prices of comparable municipal bonds.


                       FUND SERVICE PROVIDERS

                       The custodian of the assets of the funds is The Chase Manhattan Bank, P.O. Box 660086, Dallas, TX 75266-0086. Chase also provides certain accounting services to the funds. The funds' transfer, shareholder services and dividend paying agent, Chase Global Funds Services Company, P.O. Box 660086, Dallas, TX 75266-0086,
                       performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Section 4  General Information

Section 5  Financial Highlights

                       The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the funds' financial statements, are included in the SAI and annual report, which is available upon request.

Nuveen Connecticut Municipal Bond Fund



Class
(Inception                                             Investment Operations         Less Distributions
Date)                                              ----------------------------  -------------------------

                                                                     Net
                                                               Realized/
                                                              Unrealized                                    Ending
                                         Beginning        Net Investment                Net                    Net
                                         Net Asset Investment       Gain         Investment  Capital         Asset     Total
Year Ended February 28/29,                   Value     Income     (Loss)   Total     Income    Gains  Total  Value Return(a)
------------------------------------------------------------------------------------------------------------------------------

Class A (7/87)
 2002                                       $10.51       $.53      $ .16  $ .69       $(.53)     $-- $(.53) $10.67      6.66%
 2001                                         9.96        .53        .55   1.08        (.53)      --  (.53)  10.51     11.14
 2000                                        10.90        .53       (.94)  (.41)       (.53)      --  (.53)   9.96     (3.84)
 1999                                        10.85        .53        .06    .59        (.54)      --  (.54)  10.90      5.51
 1998                                        10.51        .56        .34    .90        (.56)      --  (.56)  10.85      8.75

Class B (2/97)
 2002                                        10.49        .45        .15    .60        (.44)      --  (.44)  10.65      5.84
 2001                                         9.94        .45        .55   1.00        (.45)      --  (.45)  10.49     10.31
 2000                                        10.88        .45       (.94)  (.49)       (.45)      --  (.45)   9.94     (4.57)
 1999                                        10.83        .46        .05    .51        (.46)      --  (.46)  10.88      4.77
 1998                                        10.51        .48        .32    .80        (.48)      --  (.48)  10.83      7.76

Class C (10/93)
 2002                                        10.50        .47        .16    .63        (.47)      --  (.47)  10.66      6.07
 2001                                         9.95        .47        .55   1.02        (.47)      --  (.47)  10.50     10.50
 2000                                        10.88        .47       (.93)  (.46)       (.47)      --  (.47)   9.95     (4.31)
 1999                                        10.83        .48        .05    .53        (.48)      --  (.48)  10.88      4.94
 1998                                        10.49        .50        .34    .84        (.50)      --  (.50)  10.83      8.17

Class R (2/97)
 2002                                        10.54        .56        .14    .70        (.54)      --  (.54)  10.70      6.82
 2001                                         9.99        .55        .55   1.10        (.55)      --  (.55)  10.54     11.30
 2000                                        10.93        .55       (.94)  (.39)       (.55)      --  (.55)   9.99     (3.63)
 1999                                        10.87        .56        .06    .62        (.56)      --  (.56)  10.93      5.83
 1998                                        10.51        .58        .36    .94        (.58)      --  (.58)  10.87      9.17
------------------------------------------------------------------------------------------------------------------------------


Class
(Inception                                        Ratios/Supplemental Data
Date)                                    ------------------------------------------
                                                               Ratio of
                                                   Ratio of         Net
                                                   Expenses  Investment
                                           Ending        to   Income to
                                              Net   Average     Average  Portfolio
                                           Assets       Net         Net   Turnover
Year Ended February 28/29,                  (000) Assets(b)   Assets(b)       Rate
-----------------------------------------------------------------------------------

Class A (7/87)
 2002                                    $217,024       .85%       5.01%        20%
 2001                                     204,442       .87        5.20          7
 2000                                     196,416       .88        5.09         22
 1999                                     220,721       .86        4.92          7
 1998                                     216,436       .78        5.22         12

Class B (2/97)
 2002                                      23,310      1.60        4.26         20
 2001                                      19,794      1.62        4.45          7
 2000                                      15,931      1.63        4.37         22
 1999                                      11,223      1.62        4.16          7
 1998                                       3,713      1.52        4.43         12

Class C (10/93)
 2002                                      26,890      1.40        4.47         20
 2001                                      18,460      1.42        4.65          7
 2000                                      16,181      1.43        4.54         22
 1999                                      16,198      1.41        4.37          7
 1998                                      11,586      1.33        4.67         12

Class R (2/97)
 2002                                       3,568       .65        5.23         20
 2001                                       1,992       .67        5.40          7
 2000                                       1,337       .68        5.31         22
 1999                                         979       .66        5.12          7
 1998                                         590       .57        5.38         12
-----------------------------------------------------------------------------------




(a)Total returns are calculated on net asset value without any sales charge and are not annualized.

(b)After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2002 are .84%, 1.59%, 1.39% and .64% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2002 are 5.02%, 4.27%, 4.48% and 5.24% for classes A, B, C and R, respectively.




                                                Section 5  Financial Highlights

Nuveen New Jersey Municipal Bond Fund



Class
(Inception                                             Investment Operations         Less Distributions
Date)                                              ----------------------------  -------------------------

                                                                     Net
                                                               Realized/
                                                              Unrealized                                    Ending
                                         Beginning        Net Investment                Net                    Net
                                         Net Asset Investment       Gain         Investment  Capital         Asset     Total
Year Ended February 28/29,                   Value     Income     (Loss)   Total     Income    Gains  Total  Value Return(a)
------------------------------------------------------------------------------------------------------------------------------

Class A (9/94)
 2002                                       $10.45       $.47      $ .15  $ .62       $(.47)     $-- $(.47) $10.60      6.04%
 2001                                         9.73        .48        .72   1.20        (.48)      --  (.48)  10.45     12.59
 2000                                        10.60        .49       (.87)  (.38)       (.49)      --  (.49)   9.73     (3.67)
 1999                                        10.61        .53       (.01)   .52        (.53)      --  (.53)  10.60      5.00
 1998                                        10.26        .55        .36    .91        (.56)      --  (.56)  10.61      9.06

Class B (2/97)
 2002                                        10.44        .39        .15    .54        (.39)      --  (.39)  10.59      5.26
 2001                                         9.72        .40        .72   1.12        (.40)      --  (.40)  10.44     11.74
 2000                                        10.60        .41       (.88)  (.47)       (.41)      --  (.41)   9.72     (4.51)
 1999                                        10.61        .45       (.01)   .44        (.45)      --  (.45)  10.60      4.23
 1998                                        10.26        .48        .35    .83        (.48)      --  (.48)  10.61      8.25

Class C (9/94)
 2002                                        10.41        .41        .15    .56        (.41)      --  (.41)  10.56      5.46
 2001                                         9.70        .42        .71   1.13        (.42)      --  (.42)  10.41     11.92
 2000                                        10.58        .43       (.88)  (.45)       (.43)      --  (.43)   9.70     (4.29)
 1999                                        10.59        .47       (.01)   .46        (.47)      --  (.47)  10.58      4.48
 1998                                        10.25        .50        .34    .84        (.50)      --  (.50)  10.59      8.40

Class R (12/91)
 2002                                        10.45        .49        .15    .64        (.49)      --  (.49)  10.60      6.22
 2001                                         9.73        .50        .72   1.22        (.50)      --  (.50)  10.45     12.79
 2000                                        10.60        .51       (.87)  (.36)       (.51)      --  (.51)   9.73     (3.47)
 1999                                        10.62        .55       (.02)   .53        (.55)      --  (.55)  10.60      5.13
 1998                                        10.27        .58        .35    .93        (.58)      --  (.58)  10.62      9.29
------------------------------------------------------------------------------------------------------------------------------


Class
(Inception                                       Ratios/Supplemental Data
Date)                                    ----------------------------------------
                                                              Ratio of
                                                  Ratio of         Net
                                                  Expenses  Investment
                                          Ending        to   Income to
                                             Net   Average     Average  Portfolio
                                          Assets       Net         Net   Turnover
Year Ended February 28/29,                 (000) Assets(b)   Assets(b)       Rate
----------------------------------------------------------------------------------

Class A (9/94)
 2002                                    $60,835       .90%       4.45%         7%
 2001                                     52,277      1.00        4.73         12
 2000                                     46,235       .93        4.80         26
 1999                                     53,442       .66        4.98         10
 1998                                     35,782       .60        5.33         16

Class B (2/97)
 2002                                     23,451      1.65        3.70          7
 2001                                     15,979      1.75        3.98         12
 2000                                     13,681      1.69        4.06         26
 1999                                     11,368      1.39        4.25         10
 1998                                      2,981      1.36        4.57         16

Class C (9/94)
 2002                                     14,376      1.45        3.89          7
 2001                                     12,757      1.55        4.17         12
 2000                                     10,007      1.48        4.26         26
 1999                                     10,290      1.21        4.43         10
 1998                                      5,733      1.16        4.77         16

Class R (12/91)
 2002                                     43,465       .70        4.64          7
 2001                                     41,916       .80        4.93         12
 2000                                     40,058       .73        5.00         26
 1999                                     46,033       .47        5.17         10
 1998                                     44,817       .40        5.53         16
----------------------------------------------------------------------------------






(a)Total returns are calculated on net asset value without any sales charge and are not annualized.

(b)After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2002 are .89%, 1.64%, 1.44% and .69% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2002 are 4.46%, 3.71%, 3.90% and 4.65% for classes A, B, C and R, respectively.




Section 5  Financial Highlights

Nuveen New York Municipal Bond Fund



Class
(Inception                                             Investment Operations         Less Distributions
Date)                                              ----------------------------  --------------------------

                                                                     Net
                                                               Realized/
                                                              Unrealized                                     Ending
                                         Beginning        Net Investment                Net                     Net
                                         Net Asset Investment       Gain         Investment  Capital          Asset     Total
Year Ended February 28/29,                   Value     Income     (Loss)   Total     Income    Gains   Total  Value Return(a)
-------------------------------------------------------------------------------------------------------------------------------

Class A (9/94)
 2002                                       $10.66       $.58      $ .04  $ .62       $(.56)   $  --  $(.56) $10.72      5.94%
 2001                                        10.17        .57        .52   1.09        (.60)      --   (.60)  10.66     10.97
 2000                                        11.03        .58       (.85)  (.27)       (.57)    (.02)  (.59)  10.17     (2.44)
 1999                                        10.97        .55        .06    .61        (.55)      --   (.55)  11.03      5.69
 1998                                        10.53        .57        .44   1.01        (.57)      --   (.57)  10.97      9.84

Class B (2/97)
 2002                                        10.68        .50        .03    .53        (.48)      --   (.48)  10.73      5.07
 2001                                        10.18        .49        .53   1.02        (.52)      --   (.52)  10.68     10.24
 2000                                        11.04        .51       (.86)  (.35)       (.49)    (.02)  (.51)  10.18     (3.18)
 1999                                        10.98        .47        .06    .53        (.47)      --   (.47)  11.04      4.88
 1998                                        10.53        .49        .45    .94        (.49)      --   (.49)  10.98      9.10

Class C (9/94)
 2002                                        10.70        .52        .03    .55        (.50)      --   (.50)  10.75      5.29
 2001                                        10.20        .51        .53   1.04        (.54)      --   (.54)  10.70     10.47
 2000                                        11.06        .52       (.85)  (.33)       (.51)    (.02)  (.53)  10.20     (2.97)
 1999                                        11.01        .49        .05    .54        (.49)      --   (.49)  11.06      5.00
 1998                                        10.56        .51        .45    .96        (.51)      --   (.51)  11.01      9.31

Class R (12/86)
 2002                                        10.69        .60        .04    .64        (.58)      --   (.58)  10.75      6.16
 2001                                        10.20        .59        .52   1.11        (.62)      --   (.62)  10.69     11.19
 2000                                        11.06        .60       (.84)  (.24)       (.60)    (.02)  (.62)  10.20     (2.21)
 1999                                        11.00        .58        .05    .63        (.57)      --   (.57)  11.06      5.88
 1998                                        10.55        .59        .45   1.04        (.59)      --   (.59)  11.00     10.11
-------------------------------------------------------------------------------------------------------------------------------


Class
(Inception                                        Ratios/Supplemental Data
Date)                                    -----------------------------------------
                                                               Ratio of
                                                   Ratio of         Net
                                                   Expenses  Investment
                                           Ending        to   Income to
                                              Net   Average     Average  Portfolio
                                           Assets       Net         Net   Turnover
Year Ended February 28/29,                  (000) Assets(b)   Assets(b)       Rate
-----------------------------------------------------------------------------------

Class A (9/94)
 2002                                    $105,700       .66%       5.39%        11%
 2001                                     102,144       .70        5.47         28
 2000                                      81,857       .61        5.49         19
 1999                                      80,549       .79        5.03         28
 1998                                      78,038       .77        5.27         30

Class B (2/97)
 2002                                      34,262      1.41        4.64         11
 2001                                      25,992      1.45        4.72         28
 2000                                      19,803      1.33        4.81         19
 1999                                      12,121      1.57        4.27         28
 1998                                       4,311      1.50        4.49         30

Class C (9/94)
 2002                                      24,505      1.21        4.84         11
 2001                                      17,757      1.26        4.92         28
 2000                                      10,374      1.16        4.96         19
 1999                                       8,858      1.35        4.47         28
 1998                                       6,233      1.32        4.71         30

Class R (12/86)
 2002                                     144,581       .46        5.59         11
 2001                                     144,950       .49        5.67         28
 2000                                     138,303       .42        5.67         19
 1999                                     157,209       .59        5.23         28
 1998                                     160,142       .57        5.47         30
-----------------------------------------------------------------------------------






(a)Total returns are calculated on net asset value without any sales charge and are not annualized.

(b)After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2002 are .65%, 1.41%, 1.21% and .46% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2002 are 5.39%, 4.65%, 4.85% and 5.59% for classes A, B, C and R, respectively.




                                                Section 5  Financial Highlights

Nuveen New York Insured Municipal Bond Fund



Class
(Inception                                             Investment Operations         Less Distributions
Date)                                              ----------------------------  --------------------------

                                                                     Net
                                                               Realized/
                                                              Unrealized                                     Ending
                                         Beginning        Net Investment                Net                     Net
                                         Net Asset Investment       Gain         Investment  Capital          Asset     Total
Year Ended February 28/29,                   Value     Income     (Loss)   Total     Income    Gains   Total  Value Return(a)
-------------------------------------------------------------------------------------------------------------------------------

Class A (9/94)
 2002                                       $10.50       $.49      $ .10  $ .59       $(.50)      --  $(.50) $10.59      5.75%
 2001                                         9.95        .51        .55   1.06        (.51)      --   (.51)  10.50     10.97
 2000                                        10.73        .52       (.79)  (.27)       (.51)      --   (.51)   9.95     (2.50)
 1999                                        10.76        .51        .01    .52        (.52)    (.03)  (.55)  10.73      4.91
 1998                                        10.50        .53        .26    .79        (.53)      --   (.53)  10.76      7.76

Class B (2/97)
 2002                                        10.51        .41        .10    .51        (.42)      --   (.42)  10.60      4.97
 2001                                         9.96        .43        .56    .99        (.44)      --   (.44)  10.51     10.12
 2000                                        10.74        .44       (.79)  (.35)       (.43)      --   (.43)   9.96     (3.26)
 1999                                        10.76        .44         --    .44        (.43)    (.03)  (.46)  10.74      4.19
 1998                                        10.50        .45        .26    .71        (.45)      --   (.45)  10.76      6.96

Class C (9/94)
 2002                                        10.49        .43        .11    .54        (.44)      --   (.44)  10.59      5.26
 2001                                         9.94        .45        .55   1.00        (.45)      --   (.45)  10.49     10.33
 2000                                        10.73        .46       (.80)  (.34)       (.45)      --   (.45)   9.94     (3.17)
 1999                                        10.74        .46        .02    .48        (.46)    (.03)  (.49)  10.73      4.53
 1998                                        10.48        .47        .26    .73        (.47)      --   (.47)  10.74      7.16

Class R (12/86)
 2002                                        10.50        .51        .11    .62        (.52)      --   (.52)  10.60      6.03
 2001                                         9.95        .53        .55   1.08        (.53)      --   (.53)  10.50     11.16
 2000                                        10.74        .54       (.80)  (.26)       (.53)      --   (.53)   9.95     (2.43)
 1999                                        10.76        .53        .02    .55        (.54)    (.03)  (.57)  10.74      5.18
 1998                                        10.49        .55        .27    .82        (.55)      --   (.55)  10.76      8.04
-------------------------------------------------------------------------------------------------------------------------------


Class
(Inception                                        Ratios/Supplemental Data
Date)                                    -----------------------------------------
                                                               Ratio of
                                                   Ratio of         Net
                                                   Expenses  Investment
                                           Ending        to   Income to
                                              Net   Average     Average  Portfolio
                                           Assets       Net         Net   Turnover
Year Ended February 28/29,                  (000) Assets(b)   Assets(b)       Rate
-----------------------------------------------------------------------------------

Class A (9/94)
 2002                                    $ 63,043       .89%       4.67%        17%
 2001                                      56,936       .91        4.98         15
 2000                                      54,364       .90        5.02         16
 1999                                      52,448       .92        4.78         16
 1998                                      44,721       .88        4.98         17

Class B (2/97)
 2002                                      23,418      1.64        3.92         17
 2001                                      16,965      1.66        4.23         15
 2000                                      15,893      1.65        4.28         16
 1999                                      13,374      1.67        4.04         16
 1998                                       5,982      1.65        4.24         17

Class C (9/94)
 2002                                       9,926      1.44        4.12         17
 2001                                       5,131      1.46        4.43         15
 2000                                       4,627      1.45        4.48         16
 1999                                       4,103      1.47        4.25         16
 1998                                       2,310      1.43        4.43         17

Class R (12/86)
 2002                                     260,568       .69        4.87         17
 2001                                     259,651       .71        5.18         15
 2000                                     260,469       .70        5.21         16
 1999                                     301,805       .72        4.97         16
 1998                                     313,647       .68        5.18         17
-----------------------------------------------------------------------------------






(a)Total returns are calculated on net asset value without any sales charge and are not annualized.

(b)After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2002 are .88%, 1.63%, 1.43% and .68% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2002 are 4.68%, 3.93%, 4.13% and 4.88% for classes A, B, C and R, respectively.




Section 5  Financial Highlights

Appendix  Additional State Information


                       Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risks from economic, political, or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. The following discussion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the funds. The discussion includes general state tax information related to an investment in fund shares. Because tax laws are complex and often change, you should consult your tax advisor about the state tax consequences of a specific fund investment. See the Statement of Additional Information for further information.





                       Connecticut



                       The Connecticut economy, like the national economy, has suffered through a recession in recent months. Although the State economy is beginning to show signs of recovery, the rebound in Connecticut's manufacturing sector has been relatively weak. However, Connecticut continues to lead the nation in average per capita income ($41,930) in 2001. Once heavily reliant on the insurance, defense manufacturing, finance and real estate industries, the State's economy has benefited from growth in healthcare, communications, pharmaceuticals, and gaming, which have all contributed to the diversification of Connecticut's traditionally industrial economic base. Unemployment remains well below national averages, registering 3.9% in May 2002. According to results of the 2000 Census, Connecticut's population has increased by only 3.6% over the most recent decade, which represents the fourth lowest population increase in the nation. Although population growth has been relatively stagnant, the majority of the expansion that has occurred has been outside of Connecticut's major cities, while the State's urban areas continue to grapple with population losses resulting from migration to the nearby metropolitan areas of New York City and Boston. Connecticut's three largest cities, Hartford, New Haven and Bridgeport all reported population declines during the 1990's and continue to struggle with above average rates of unemployment and lower per capita income levels.



                       As of June 1, 2002, Moody's has maintained its Aa2 rating. Standard & Poor's and Fitch have also affirmed their AA ratings on the State's general obligation debt. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Connecticut Fund may invest. Further, it cannot be assumed that the State of Connecticut will maintain its current credit ratings.



                       Tax Treatment



                       The Connecticut Fund's regular monthly dividends will not be subject to the Connecticut personal income tax to the extent they are paid out of income earned on or capital gains realized from the sale of Connecticut municipal bonds or out of income earned on obligations of U.S. territories and possessions. The portion of the Connecticut Fund's monthly dividends that is attributable to income earned on other obligations will be subject to the Connecticut personal income tax. You also will be subject to Connecticut personal income tax to the extent the Connecticut Fund distributes any taxable income or realized capital gains (other than capital gains on Connecticut


                                                                       Appendix
                       municipal bonds) or if you sell or exchange Connecticut Fund shares and realize a capital gain on the transaction.



                       The treatment of corporate shareholders of the Connecticut Fund differs from that described above. Corporate shareholders should refer to the Statement of Additional Information for more detailed information and are urged to consult their tax advisor.



                       New Jersey



                       The New Jersey economy, like the national economy, has suffered through a recession in recent months. As a result of the events of September 11, 2001, several firms temporarily relocated from New York City into areas of northern New Jersey. According to one report, New Jersey has managed to retain nearly half of the finance jobs the State gained immediately after the terrorist attacks (an estimated 6,000 positions). However, New Jersey recorded a 5.2% unemployment rate in May 2002, substantially above the 3.8% level posted in May 2001 due to offsetting layoffs in other sectors including telecommunications and manufacturing. Despite escalating unemployment, New Jersey remains one of the country's wealthiest states, ranking third among the states in per capita income, which was $38,153 in 2001.



                       In March 2002, Moody's downgraded New Jersey's general obligation bonds to Aa2 from Aa1 citing "the dramatic negative effect of the depressed stock market and weakened financial services industry on the state's revenues and overall financial plan." Moody's maintains a "negative" outlook on the State's general obligation bonds due to New Jersey's structural budget imbalance and lack of adequate short-term reserves to offset recent declines in State tax collections. In May 2002, Fitch followed with a downgrade to AA from AA+, citing a number of the same budget concerns.



                       As of June 1, 2002, Standard & Poor's maintains its AA+ rating on New Jersey's general obligation debt. However, in January of this year, the rating agency revised its outlook to "negative" from "stable," citing rapid declines in state tax revenues and ongoing concerns regarding the State's budget imbalance. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest. Further, it cannot be assumed that the State of New Jersey will maintain its current credit ratings.



                       Tax Treatment



                       The New Jersey Fund's regular monthly dividends will not be subject to New Jersey gross income tax to the extent they are paid out of income earned on or capital gains realized from the sale of New Jersey municipal bonds or U.S. government securities. You will be subject to New Jersey gross income tax, however, to the extent the New Jersey Fund distributes any taxable income. If you realize a capital gain on the sale or exchange of shares of the New Jersey Fund, you will not be subject to New Jersey gross income tax. If you realize a capital loss on the sale or exchange of shares of the New Jersey Fund, you may not use the loss to offset other New Jersey taxable capital gains.



                       The treatment of corporate shareholders of the New Jersey Fund differs from that described above. Corporate shareholders should refer to the Statement of Additional Information for more detailed information and are urged to consult their tax advisor.



                       New York



                       Due to the events of September 11, 2001, the recession in New York State has been more severe than the economic slowdown that has plagued the nation in recent months. A disparity remains between the performance of the upstate




Appendix
                       and downstate economies. In a reversal of recent trends, the upstate economy is strengthening due to increased activity in the manufacturing sector. Downstate, the New York City (the "City") economy continues to struggle due in large part to depressed investment banking activity on Wall Street. Because the State and City economies remain more reliant on the securities industry than the national economy, both the State and City remain susceptible to downturns in that industry, which could cause adverse changes in wage and employment levels.



                       State unemployment rates have escalated in recent months. Through May 2002, the State recorded an unemployment rate of 5.8%, slightly above the national average. However, lingering effects from the terrorist attacks have crippled the New York City job market, pushing unemployment levels up to 6.9% as of April 2002, well above the 4.9% level recorded in April 2001. Despite recent economic tightening, New York State remains one of the wealthier states in the nation. The State's 2001 average per capita personal income was $35,884, which is approximately 19% above the national average.



                       Upstate and downstate areas have been hampered in part by the State's very high state and local tax burden relative to other states. The burden of state and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals not to locate within, or to relocate outside, the State.



                       As of June 1, 2002, Standard & Poor's and Fitch have maintained their A and A+ ratings, respectively, on the City's general obligation debt. Moody's also maintains its A2 rating on the City's general obligation debt but has revised its outlook to "negative" from "stable" citing the disruptive effects of the terrorist attacks on the City's economy, as well as concerns regarding substantial revenue losses that have created significant current and outyear budget gaps.



                       The major rating agencies have also maintained their A2, AA, and AA ratings on the State's general obligation debt. These ratings reflect the City's and the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the funds may invest. Further, it cannot be assumed that New York City or the State of New York will maintain its current credit ratings.



                       Tax Treatment



                       The New York Funds' regular monthly dividends will not be subject to New York State or New York City personal income taxes to the extent they are paid out of income earned on New York municipal bonds or out of income earned on obligations of U.S. territories and possessions that is exempt from federal taxation. The portion of the New York Funds' monthly dividends that is attributable to income earned on other obligations will be subject to the New York State or the New York City personal income taxes. You also will be subject to New York State and New York City personal income taxes to the extent the New York Funds distribute any taxable income or realized capital gains or if you sell or exchange shares of the New York Funds and realize a capital gain on the transaction.



                       The treatment of corporate and unincorporated business shareholders of the New York Funds differs from that described above. Corporate shareholders should refer to the Statement of Additional Information for more detailed information and are urged to consult their tax advisor.


                                                                       Appendix

Nuveen Mutual Funds

Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

Growth

International Growth Fund
Innovation Fund
Nuveen Rittenhouse Growth Fund

Growth and Income

European Value Fund
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

Income

Income Fund
Floating Rate Fund/1/

Tax-Free Income

National Municipal Bond Funds
High Yield
Long-term
Insured Long-term
Intermediate-term
Limited-term

State Municipal Bond Funds

                 Arizona       Louisiana        North Carolina
                 California/2/ Maryland         Ohio
                 Colorado      Massachusetts/2/ Pennsylvania
                 Connecticut   Michigan         Tennessee
                 Florida       Missouri         Virginia
                 Georgia       New Jersey       Wisconsin
                 Kansas        New Mexico
                 Kentucky      New York/2/

Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated by reference into this prospectus, contains detailed information on fund policies and operation. Additional information about the funds' investments is available in the funds' annual and semi-annual reports to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year. Call Nuveen at (800) 257-8787 to request a free copy of any of these materials or other fund information, or ask your financial advisor for copies.


You may also obtain this and other fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (800) SEC-0330 for room hours and operation. You may also request fund information by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or sending an e-mail to publicinfo@sec.gov.



The funds' Investment Company Act file number is 811-07755.


1.This is a continuously-offered closed-end interval fund. As such, redemptions are only available during quarterly repurchase periods. See fund prospectus for additional information.
2.Long-term and insured long-term portfolios.

NUVEEN
     Investments

       Nuveen Investments
       333 West Wacker Drive
       Chicago, IL 60606-1286

       (800) 257-8787
       www.nuveen.com


                                                                VPR-MS2-0602 NA

                                                               N U V E E N
                                                                     Investments
--------------------------------------------------------------------------------
Municipal Bond
Funds
                            ----------------------------------------------------
                            Prospectus June 28, 2002
--------------------------------------------------------------------------------
Dependable, tax-free income to help you keep more of what you earn.

                              [PHOTO APPEARS HERE]


                               Massachusetts
                               Massachusetts Insured

                               The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

     Table of Contents

     Section 1 The Funds

     This section provides you with an overview of the funds including investment objectives, portfolio holdings and historical performance information.

     Introduction                                                             1
     --------------------------------------------------------------------------
     Nuveen Massachusetts Municipal Bond Fund                                 2
     --------------------------------------------------------------------------
     Nuveen Massachusetts Insured Municipal Bond Fund                         4
     --------------------------------------------------------------------------

     Section 2 How We Manage Your Money

     This section gives you a detailed discussion of our investment and risk management strategies.

     Who Manages the Funds                                                    6
     --------------------------------------------------------------------------
     What Securities We Invest In                                             7
     --------------------------------------------------------------------------
     How We Select Investments                                                9
     --------------------------------------------------------------------------
     What the Risks Are                                                       9
     --------------------------------------------------------------------------
     How We Manage Risk                                                      10
     --------------------------------------------------------------------------

     Section 3 How You Can Buy and Sell Shares

     This section provides the information you need to move money into or out of your account.

     What Share Classes We Offer                                             11
     --------------------------------------------------------------------------
     How to Reduce Your Sales Charge                                         12
     --------------------------------------------------------------------------
     How to Buy Shares                                                       13
     --------------------------------------------------------------------------
     Systematic Investing                                                    13
     --------------------------------------------------------------------------
     Systematic Withdrawal                                                   14
     --------------------------------------------------------------------------
     Special Services                                                        15
     --------------------------------------------------------------------------
     How to Sell Shares                                                      16
     --------------------------------------------------------------------------

     Section 4 General Information

     This section summarizes the funds' distribution policies and other general information.

     Dividends, Distributions and Taxes                                      18
     --------------------------------------------------------------------------
     Distribution and Service Plans                                          19
     --------------------------------------------------------------------------
     Net Asset Value                                                         20
     --------------------------------------------------------------------------
     Fund Service Providers                                                  20
     --------------------------------------------------------------------------

     Section 5 Financial Highlights

     This section provides the funds' financial performance for the past five
     years.                                                                  21
     --------------------------------------------------------------------------
     Appendix Additional State Information                                   23
     --------------------------------------------------------------------------

We have used the icons below throughout this prospectus to make it easy for you to find the type of information you need.

[BLOCKS] Investment Strategy

[CAUTION] Risks

[DOLLAR SIGN] Fees, Charges and Expenses

[SCROLL] Shareholder Instructions

[CHART] Performance and Current Portfolio Information

                                                                  June 28, 2002


Section 1  The Funds

               Nuveen Massachusetts Municipal Bond Fund
               Nuveen Massachusetts Insured Municipal Bond Fund



                       INTRODUCTION


                       This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen Mutual Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.




 NOT FDIC OR GOVERNMENT INSURED  MAY LOSE VALUE       NO BANK GUARANTEE


                                                           Section 1  The Funds

         Nuveen Massachusetts Municipal Bond Fund

Fund Overview




Investment Objective
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.



How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.


The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.


What are the Risks of Investing in the Fund?
The principal risks of investing in the fund are credit risk and interest rate risk. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The fund may bear additional risk because it invests primarily in Massachusetts bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.


Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
..  Earn regular monthly tax-free dividends;
..  Preserve investment capital over time;
.. Reduce taxes on investment income; or .. Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
..  Pursue long term growth;
.. Invest through an IRA or 401(k) plan; or .. Avoid fluctuations in share price.

How the Fund Has Performed



The chart and table that follow illustrate annual fund returns for each of the past ten years as well as annualized fund and index returns for the one-, five- and ten-year periods ended December 31, 2001. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).



Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from fund returns, or taxes.



Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.



Past performance does not necessarily indicate future performance.


 Total Returns/1/



                             Class A Annual Returns
                                  [BAR CHART]
                                 1992      9.6%
                                 1993     11.8%
                                 1994     -5.1%
                                 1995     15.6%
                                 1996      3.9%
                                 1997      7.3%
                                 1998      5.5%
                                 1999     -3.4%
                                 2000     10.0%
                                 2001      4.8%


During the ten years ended December 31, 2001, the highest and lowest quarterly returns were 6.48% and


Section 1  The Funds

-5.19%, respectively, for the quarters ended 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does include sales charges.



                                          Average Annual Total Returns
                                             for the Periods
                                          Ended December 31, 2001
                                          ......................................................
                 Class Returns Before
                 Taxes                    1 Year                 5 Year          10 Year
                 -------------------------------------------------------------------------------
                 Class A (Offer)            .47%                 3.87%            5.39%
                 Class B                    .17%                 3.88%            5.24%
                 Class C                   4.27%                 4.18%            5.14%
                 Class R                   5.03%                 4.98%            6.06%
                 -------------------------------------------------------------------------------
                 Class A (Offer) Returns:
                   After Taxes on
                     Distributions          .46%                 3.87%            5.38%
                   After Taxes on
                     Distributions and
                     Sale of Shares        2.26%                 4.11%            5.39%
                 -------------------------------------------------------------------------------
                 Lehman Brothers
                   Market Benchmark/2/     5.13%                 5.98%            6.63%
                 Lipper Peer Group/3/      4.15%                 5.17%            6.09%


What are the Costs of Investing?


                                    [GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses4


Paid Directly From Your Investment

            Share Class                     A       B     C    R/5/
            -------------------------------------------------------
            Maximum Sales Charge Imposed
            on Purchases                 4.20%/6/  None   None None
            -------------------------------------------------------
            Maximum Sales Charge Imposed
            on Reinvested Dividends          None  None   None None
            -------------------------------------------------------
            Exchange Fees                    None  None   None None
            -------------------------------------------------------
            Deferred Sales Charge/7/      None/8/ 5%/9/ 1%/10/ None

 Annual Fund Operating Expenses11


Paid From Fund Assets

           Share Class                          A     B     C    R
           ---------------------------------------------------------
           Management Fees                     .55%  .55%  .55% .55%
           ---------------------------------------------------------
           12b-1 Distribution and Service Fees .20%  .95%  .75%   --
           Other Expenses                      .19%  .19%  .19% .19%
           ---------------------------------------------------------
           Total Annual Fund Operating
           Expenses--Gross+                    .94% 1.69% 1.49% .74%
           ---------------------------------------------------------





            +After Expense Reimbursement
            --------------------------------------------------------
            Expense Reimbursements       (.01%) (.01%) (.01%) (.01%)
            --------------------------------------------------------
            Total Annual Fund Operating
            Expenses--Net                 .93%  1.68%  1.48%   .73%
            --------------------------------------------------------


The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.


                           Redemption               No Redemption
        Share Class   A      B      C     R     A      B      C     R
        ---------------------------------------------------------------
         1 Year     $  512 $  567 $  152 $ 76 $  512 $  172 $  152 $ 76
         3 Years    $  707 $  851 $  471 $237 $  707 $  533 $  471 $237
         5 Years    $  918 $1,032 $  813 $411 $  918 $  918 $  813 $411
         10 Years   $1,526 $1,799 $1,779 $918 $1,526 $1,799 $1,779 $918



 1.Class R total returns reflect actual performance for all periods; Class A, B and C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 3/31/02 was .08%.



 2.Market Benchmark returns reflect the performance of the Lehman Brothers
   Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

 3.Peer Group returns reflect the performance of the Lipper Massachusetts
   Municipal Debt Index, an index that represents the average annualized returns of the 30 largest funds in the Lipper Massachusetts Municipal Debt Category. Peer Group returns assume reinvestment of dividends and do not reflect any applicable sales charges.

 4.As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
 5.Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares." 6.Reduced Class A sales charges apply to purchases of $50,000 or more. See
   "How You Can Buy and Sell Shares."
 7.As a percentage of the lesser of purchase price or redemption proceeds. 8.Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
 9.Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10.Class C shares redeemed within one year of purchase are subject to a 1% CDSC. 11.Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers
   Conduct Rules. Nuveen Advisory has a contractual obligation to waive some or all of its fees or reimburse expenses to prevent total operating expenses (not counting distribution and service fees) from exceeding 0.75% of the fund's average daily net assets.

                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen Massachusetts Insured
         Municipal Bond Fund

Fund Overview


                                    [GRAPHIC]


Investment Objective
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

                                    [GRAPHIC]


How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade. The fund primarily buys insured municipal bonds.


The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued insured municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

                                    [GRAPHIC]

What are the Risks of Investing in the Fund?
The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Massachusetts bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
..  Earn regular monthly tax-free dividends;
..  Preserve investment capital over time;
.. Reduce taxes on investment income; or .. Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
..  Pursue long term growth;
.. Invest through an IRA or 401(k) plan; or .. Avoid fluctuations in share price.

How the Fund Has Performed



The chart and table that follow illustrate annual fund returns for each of the past ten years as well as annualized fund and index returns for the one-, five- and ten-year periods ended December 31, 2001. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).



Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from fund returns, or taxes.



Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.



Past performance does not necessarily indicate future performance.


 Total Returns/1/



                             Class A Annual Returns
                                  [BAR CHART]
                                  1992    8.9%
                                  1993   11.7%
                                  1994   -5.0%
                                  1995   15.5%
                                  1996    3.3%
                                  1997    6.9%
                                  1998    5.4%
                                  1999   -3.2%
                                  2000   10.6%
                                  2001    4.1%


During the ten years ended December 31, 2001, the highest and lowest quarterly returns were 6.35% and


Section 1  The Funds

-5.31%, respectively, for the quarters ended 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does include sales charges.



                                          Average Annual Total Returns
                                          for the Periods Ended
                                            December 31, 2001
                                          ...................................................
                 Class                    1 Year                5 Year         10 Year
                 ----------------------------------------------------------------------------
                 Class A (Offer)          (.23%)                3.75%           5.18%
                 Class B                  (.60%)                3.70%           5.05%
                 Class C                  3.55%                 4.08%           4.96%
                 Class R                  4.32%                 4.86%           5.89%
                 ----------------------------------------------------------------------------
                 Class A (Offer) Returns:
                   After Taxes on
                     Distributions        (.26%)                3.74%           5.18%
                   After Taxes on
                     Distributions and
                     Sale of Shares       1.73%                 3.97%           5.18%
                 ----------------------------------------------------------------------------
                 Lehman Brothers Market
                   Benchmark/2/           5.13%                 5.98%           6.63%
                 Lipper Peer Group/3/     4.15%                 5.17%           6.09%


What are the Costs of Investing?


                                    [GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/4/


Paid Directly From Your Investment

          Share Class                     A        B       C     R/5/
          -----------------------------------------------------------
          Maximum Sales Charge Imposed
          on Purchases                 4.20%/6/ None    None     None
          -----------------------------------------------------------
          Maximum Sales Charge Imposed
          on Reinvested Dividends       None    None    None     None
          -----------------------------------------------------------
          Exchange Fees                 None    None    None     None
          -----------------------------------------------------------
          Deferred Sales Charge/7/      None/8/   5%/9/   1%/10/ None
          -----------------------------------------------------------

 Annual Fund Operating Expenses/11/


Paid From Fund Assets


           Share Class                          A     B     C    R
           ---------------------------------------------------------
           Management Fees                     .55%  .55%  .55% .55%
           ---------------------------------------------------------
           12b-1 Distribution and Service Fees .20%  .95%  .75%   --
           ---------------------------------------------------------
           Other Expenses                      .20%  .19%  .19% .20%
           ---------------------------------------------------------
           Total Annual Fund Operating
           ---------------------------------------------------------
           Expenses--Gross+                    .95% 1.69% 1.49% .75%
           ---------------------------------------------------------



           +After Expense Reimbursements
           ---------------------------------------------------------
           Expense Reimbursements        (.03%) (.02%) (.03%) (.02%)
           ---------------------------------------------------------
           Total Annual Fund Operating
           Expenses--Net                  .92%  1.67%  1.46%   .73%
           ---------------------------------------------------------


The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.


                           Redemption               No Redemption
        Share Class   A      B      C     R     A      B      C     R
        ---------------------------------------------------------------
         1 Year     $  513 $  567 $  152 $ 77 $  513 $  172 $  152 $ 77
         3 Years    $  710 $  851 $  471 $240 $  710 $  533 $  471 $240
         5 Years    $  923 $1,032 $  813 $417 $  923 $  918 $  813 $417
         10 years   $1,537 $1,801 $1,779 $930 $1,537 $1,801 $1,779 $930



1. Class R total returns reflect actual performance for all periods; Class A, B and C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 3/31/02 was .41%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns reflect the performance of the Lipper Massachusetts Municipal Debt Index, an index that represents the average annualized returns of the 30 largest funds in the Lipper Massachusetts Municipal Debt Category. Peer Group returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."
6. Reduced Class A sales charges apply to purchases of $50,000 or more. See
   "How You Can Buy and Sell Shares."
7. As a percentage of the lesser of purchase price or redemption proceeds.
8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10.Class C shares redeemed within one year of purchase are subject to a 1% CDSC. 11.Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers
   Conduct Rules. Nuveen Advisory has a contractual obligation to waive some or all of its fees or reimburse expenses to prevent total operating expenses (not counting distribution and service fees) from exceeding 0.975% of the fund's average daily net assets.

                                                           Section 1  The Funds

Section 2  How We Manage Your Money

                       To help you understand how the funds' assets are managed, this section includes a detailed discussion of the adviser's investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.



                       WHO MANAGES THE FUNDS

                       Nuveen Advisory Corp. ("Nuveen Advisory"), the funds' investment adviser, together with its advisory affiliate, Nuveen Institutional Advisory Corp., offer premier advisory and investment management services to a broad range of mutual fund clients. In the Nuveen family, these advisers are commonly referred to as Nuveen Investment Management or NIM. Nuveen Advisory is responsible for the selection and on-going monitoring of the municipal bonds in the funds' investment portfolios, managing the funds' business affairs and providing certain clerical, bookkeeping and other administrative services. The NIM advisers are located at 333 West Wacker Drive, Chicago, IL 60606.


                       The NIM advisers are wholly owned subsidiaries of The John Nuveen Company. Founded in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today we provide managed assets and structured investment products and services to help financial advisors serve the wealth management needs of individuals and families. Nuveen manages or oversees $76 billion in assets.


                       Nuveen Advisory is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Advisory manages each fund using a team of analysts and portfolio managers that focus on a specific group of funds. Day-to-day operation of each fund and the execution of its specific investment strategies is the responsibility of the designated portfolio manager described below.


                       J. Thomas Futrell has been the portfolio manager for the Massachusetts Funds since July 1998. Mr. Futrell has been a portfolio manager for Nuveen Advisory since 1986, and currently manages investments for twenty-eight Nuveen-sponsored investment companies.




                       For the most recent fiscal year, the funds paid the following management fees to Nuveen Advisory as a percentage of net assets:


             Nuveen Massachusetts Municipal Bond Fund         .55%
             Nuveen Massachusetts Insured Municipal Bond Fund .55%



Section 2  How We Manage Your Money

                       WHAT SECURITIES WE INVEST IN

                       Each fund's investment objective may not be changed without shareholder approval. The following investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

                       Municipal Bonds

                       The funds invest primarily in municipal bonds that pay interest that is exempt from regular federal and Massachusetts personal income tax. Income from these bonds may be subject to the federal alternative minimum tax.

                       Massachusetts and its local governments and municipalities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. These bonds include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source.

                       The funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the funds will only purchase these bonds where the issuer has a strong incentive to continue making appropriations until maturity.

                       The funds may invest in inverse floating rate securities, sometimes referred to as "inverse floaters." Inverse floaters have variable interest rates that move in the opposite direction from movements in prevailing short-term interest rate levels--rising when prevailing short-term interest rates fall, and vice versa. In addition to paying fluctuating income levels, the prices of inverse floaters can be more volatile than the prices of conventional fixed-rate bonds with comparable maturities.

                       In evaluating municipal bonds of different credit qualities or maturities, Nuveen Advisory takes into account the size of yield spreads. Yield spread is the additional return the funds may earn by taking on additional credit risk or interest rate risk. For example, yields on low quality bonds are higher than yields on high quality bonds because investors must be compensated for incurring the higher credit risk associated with low quality bonds. If yield spreads do not provide adequate compensation for the additional risk associated with low quality bonds, the funds will buy bonds of relatively higher quality. Similarly, in evaluating bonds of different maturities, Nuveen Advisory evaluates the comparative yield available on these bonds. If yield spreads on long-term bonds do not compensate the funds adequately for the additional interest rate risk the funds must assume, the funds will buy bonds of relatively shorter maturity. In addition, municipal bonds in a particular industry may provide higher yields relative to their risk compared to bonds in other industries. If that occurs, a fund may buy relatively more bonds from issuers in that industry. In that case, the fund's portfolio composition would change from time to time.

                       Quality Municipal Bonds


                       The funds purchase only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by at least one independent rating agency at the time of purchase or are non-rated but judged to be investment grade. If suitable municipal bonds from a specific state are not available at attractive prices and yields, a fund may invest in municipal bonds of U.S. territories


                                            Section 2  How We Manage Your Money

                       (such as Puerto Rico and Guam) which are exempt from regular federal, state and local income taxes. The funds may not invest more than 20% of their net assets in these territorial municipal bonds.

                       Portfolio Maturity

                       Each fund buys municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an investment portfolio with an overall weighted average portfolio maturity of 15 to 30 years.

                       Insurance


                       The Massachusetts Insured Fund primarily purchases insured municipal bonds. Under normal market conditions, the Massachusetts Insured Fund will invest at least 80% of its assets in insured municipal bonds. Insured municipal bonds are either covered by individual, permanent insurance policies (obtained either at the time of issuance or subsequently), or covered "while in fund" under a master portfolio insurance policy purchased by a fund. Insurance guarantees only the timely payment of interest and principal on the bonds; it does not guarantee the value of either individual bonds or fund shares.


                       Portfolio insurance policies are effective only so long as the fund continues to own the covered bond, and the price the fund would receive upon sale of such a bond would not benefit from the insurance. Insurers under master portfolio insurance policies currently include MBIA Insurance Corp., Ambac Assurance Corporation, Financial Security Assurance Inc. and Financial Guaranty Insurance Company. The fund's investment adviser may obtain master policies from other insurers, but only from insurers that specialize in insuring municipal bonds and whose claims-paying ability is rated Aaa or AAA by Moody's or S&P. Insurers are responsible for making their own assessment of the insurability of a municipal bond.

                       The Massachusetts Insured Fund can invest up to 20% of its net assets in uninsured municipal bonds that are backed by an escrow account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest. These bonds are normally regarded as having the credit characteristics of the underlying U.S. Government-backed securities.

                       Short-Term Investments


                       Under normal market conditions, each fund may invest up to 20% of net assets in short-term investments, such as, short-term, high quality municipal bonds or money market funds. See "How We Manage Risk--Hedging and Other Defensive Investment Strategies." The funds may invest in short-term, high quality taxable securities or shares of taxable money market funds if suitable short-term municipal bonds or shares of tax-exempt money market funds are not available at reasonable prices and yields. If the funds invest in taxable securities, they may not achieve their investment objective. For more information on eligible short-term investments, see the Statement of Additional Information.


                       Forwards and Delayed-Delivery Settlement

                       Each fund may enter into contracts to purchase securities for a specified price at a future date later than the normal settlement date. If the delayed settlement takes place less than 61 days after purchase, it is referred to as a "delayed-delivery" transaction. Newly issued municipal bonds sold on a "when-issued" basis represent a common form of delayed-delivery transaction. If settlement takes place more than 60 days after purchase, the transaction is called a


Section 2  How We Manage Your Money

                       "forward." These transactions involve an element of risk because the value of the security to be purchased may decline before the settlement date.


                       Municipal "forwards" pay higher interest rates after settlement than standard bonds, to compensate the buyer for bearing market risk but deferring income during the settlement period, and can often be bought at attractive prices and yields. For instance, if a fund knows that a portfolio bond will, or is likely to, be called or mature on a specific future date, the fund may buy a forward settling on or about that date to replace the called or maturing bond and "lock in" a currently attractive interest rate.




                       HOW WE SELECT INVESTMENTS


                       Nuveen Advisory selects municipal bonds for the funds based upon its assessment of a bond's relative value in terms of current yield, price, credit quality and future prospects. Nuveen Advisory is supported by Nuveen's award-winning team of specialized research analysts who review municipal securities available for purchase, monitor the continued creditworthiness of each fund's municipal investments, and analyze economic, political and demographic trends affecting the municipal markets. We use these resources to identify municipal bonds with favorable characteristics we believe are not yet recognized by the market. We then select those higher-yielding and undervalued municipal bonds that we believe represent the most attractive values.


                       Portfolio Turnover

                       Each fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of a fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds intend to keep portfolio turnover relatively low in order to reduce trading costs and the realization of taxable capital gains. Each fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.



                       WHAT THE RISKS ARE

                       Risk is inherent in all investing. Investing in a mutual fund--even the most conservative--involves risk, including risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of these and other risks, you should consider an investment in any of these funds to be a long-term investment.

                       Credit risk: Each fund is subject to credit risk. Credit risk is the risk that an issuer of a municipal bond will be unable to meet its obligation to make interest and principal payments due to changing financial or market conditions.

                       Interest rate risk: Because the funds invest in fixed-income securities, the funds are subject to interest rate risk. Interest rate risk is the risk that the value of a fund's portfolio will decline because of rising interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments.

                                            Section 2  How We Manage Your Money

                       Income risk: The risk that the income from a fund's portfolio will decline because of falling market interest rates. This can result when the fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate. Also, if a fund invests in inverse floating rate securities, whose income payments vary inversely with changes in short-term market rates, the fund's income may decrease if short-term interest rates rise.

                       State concentration risk: Because the funds primarily purchase municipal bonds from Massachusetts, each fund also bears investment risk from the economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. See "Appendix--Additional State Information." These risks may be greater for the funds, which as "non-diversified" funds may concentrate their investments in municipal bonds of certain issuers to a greater extent than a diversified fund.

                       Inflation risk: The risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each fund's assets can decline as can the value of the fund's distributions.



                       HOW WE MANAGE RISK

                       In pursuit of its investment objective, each fund assumes investment risk, chiefly in the form of credit risk and interest rate risk. The funds limit this investment risk generally by restricting the type and maturities of municipal bonds they purchase, and by diversifying their investment portfolios geographically within Massachusetts as well as across different industry sectors. The Massachusetts Insured Fund also limits investment risk by primarily buying insured municipal bonds.

                       Investment Limitations

                       The funds have adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. Each fund may not have more than:

                        . 25% in any one industry such as electric utilities or health care.

                        .  10% in borrowings (33% if used to meet redemptions).

                       Hedging and Other Defensive Investment Strategies

                       Each fund may invest up to 100% in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the weighted average maturity of a fund's investment portfolio may fall below the defined range described under "Portfolio Maturity."

                       Each fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures, or options based on either an index of long-term tax-free securities or on debt securities whose prices, in Nuveen Advisory's opinion, correlate with the prices of the funds' investments. The funds, however, have no present intent to use these strategies.


Section 2  How We Manage Your Money

Section 3  How You Can Buy and Sell Shares

                       We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. We offer a number of services for your convenience. Please see the Statement of Additional Information for further details.



                       WHAT SHARE CLASSES WE OFFER

                       Class A Shares

                       You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .20% of the fund's average daily net assets that compensates your financial advisor for providing on-going service to you. Nuveen retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charge for all funds described in the prospectus is as follows:


                                                                               Authorized Dealer
                                  Sales Charge as % of  Sales Charge as % of  Commission as % of
Amount of Purchase                Public Offering Price Net Amount Invested  Public Offering Price
Less than $50,000                         4.20%                 4.38%                3.70%
$50,000 but less than $100,000            4.00%                 4.18%                3.50%
$100,000 but less than $250,000           3.50%                 3.63%                3.00%
$250,000 but less than $500,000           2.50%                 2.56%                2.00%
$500,000 but less than $1,000,000         2.00%                 2.04%                1.50%
$1,000,000 and over                         --/1/                 --                 1.00%/1/

                     /1/You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers of record on these share purchases a sales commission of 1.00% of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of the amount over $5.0 million. If you redeem your shares within 18 months of purchase, you may have to pay a Contingent Deferred Sales Charge (CDSC) of 1% of either your purchase price or your redemption proceeds, whichever is lower. You do not have to pay this CDSC if your financial advisor has made arrangements with Nuveen and agrees to waive the commission.

                       Class B Shares

                       You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .95% of average daily net assets. The annual .20% service fee compensates your financial advisor for providing on-going service to you. Nuveen retains the service fee on accounts with no authorized dealer of record. The annual .75% distribution fee compensates Nuveen for paying your financial advisor a 4% up-front sales commission, which includes an advance of the first year's service fee. If you sell your shares within six years of purchase, you will normally have to pay a CDSC based on either your purchase price or what you sell your shares for, whichever amount is lower, according to the following schedule. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

                                     Section 3  How You Can Buy and Sell Shares

                       Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

              Years Since Purchase 0-1 1-2 2-3 3-4 4-5 5-6 Over 6
              CDSC                  5%  4%  4%  3%  2%  1%   None

                       Class C Shares

                       You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .75% of average daily net assets. The annual .20% service fee compensates your financial advisor for providing on-going service to you. Nuveen retains the service fee on accounts with no authorized dealer of record. The annual .55% distribution fee reimburses Nuveen for paying your financial advisor an on-going sales commission as well as an advance of the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you will normally have to pay a 1% CDSC based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.

                       Class R Shares

                       You may purchase Class R shares only under limited circumstances, at the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or ongoing service or distribution fees. Class R shares have lower on-going expenses than the other classes.



                       HOW TO REDUCE YOUR SALES CHARGE

                       We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.

Class A Sales Charge           Class A Sales Charge        Class R Eligibility
Reductions                     Waivers                     .Certain employees and
..  Rights of accumulation      .Nuveen Defined Portfolio     directors of Nuveen or
..  Letter of intent              or Exchange-Traded Fund     employees of authorized
..  Group purchase                reinvestment                dealers
                               .Certain employees and      .Bank trust departments
                                 directors of Nuveen or
                                 employees of authorized
                                 dealers
                               .Bank trust departments

                       In addition, Class A shares at net asset value and Class R shares may be purchased through registered investment advisers, certified financial planners and registered broker-dealers who charge asset-based or comprehensive "wrap" fees for their services. Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available from your financial advisor or by calling (800) 257-8787. Your financial advisor can also help you prepare any necessary application forms. You or your financial advisor must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.

Section 3  How You Can Buy and Sell Shares

                       HOW TO BUY SHARES

                       Fund shares may be purchased on any business day, which is any day the New York Stock Exchange is open for business and normally ends at 4 p.m. New York time. Generally, the Exchange is closed on weekends and national holidays. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price.

                       Through a Financial Advisor

                       You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors are paid for on-going investment advice and services either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial advisor, call (800) 257-8787 and Nuveen can refer you to one in your area.

                       By Mail

                       You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 660086, Dallas, Texas 75266-0086. No third party checks will be accepted.

                       Investment Minimums

                       The minimum initial investment is $3,000 ($50 through systematic investment plan accounts) and may be lower for accounts opened through certain fee-based programs. Subsequent investments must be in amounts of $50 or more. The funds reserve the right to reject purchase orders and to waive or increase the minimum investment requirements.


                       SYSTEMATIC INVESTING

                       Systematic investing allows you to make regular investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account. The minimum automatic deduction is $50 per month. There is no charge to participate in each fund's systematic investment plan. To take advantage of this investing opportunity, simply complete the appropriate section of the account application form or submit an Account Update Form. You can stop the deductions at any time by notifying the fund in writing.

                       From Your Bank Account

                       You can make systematic investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account.

                       From Your Paycheck

                       With your employer's consent, you can make systematic investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct monies from your paycheck.

                                     Section 3  How You Can Buy and Sell Shares

                       Systematic Exchanging

                       You can make systematic investments by authorizing Nuveen to exchange shares from one Nuveen mutual fund account into another identically registered Nuveen account of the same share class.

                       The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.

                       [Chart showing effect of systematic investing and dividend reinvestment]

                       One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time, and does not assure that you will profit.

                       Systematic Withdrawal

                       If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services--Fund Direct" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate Form to participate in each fund's systematic withdrawal plan.

                       You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

Section 3  How You Can Buy and Sell Shares

                       SPECIAL SERVICES

                       To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

                       Exchanging Shares


                       You may exchange fund shares into an identically registered account at any time for the same class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.


                       The exchange privilege is not intended to allow you to use a fund for short-term trading. Because excessive exchanges may interfere with portfolio management, raise fund operating expenses or otherwise have an adverse effect on other shareholders, each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.

                       The funds may change or cancel their exchange policy at any time upon 60 days' notice. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax advisor about the tax consequences of exchanging your shares.

                       Fund Direct/SM/

                       The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts, and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You also may have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial advisor can help you complete the forms for these services, or you can call Nuveen at
                       (800) 257-8787 for copies of the necessary forms.

                       Reinstatement Privilege

                       If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.

                                     Section 3  How You Can Buy and Sell Shares

                       HOW TO SELL SHARES

                       You may sell (redeem) your shares on any business day. You will receive the share price next determined after Nuveen has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten days from your purchase date. While the funds do not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, each fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.


                       Through Your Financial Advisor

                       You may sell your shares through your financial advisor who can prepare the necessary documentation. Your financial advisor may charge for this service.

                       By Telephone

                       If you have authorized telephone redemption privileges, you can redeem your shares by calling (800) 257-8787. Telephone redemptions are not available if you own shares in certificate form and may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.

                       By Mail

                       You can sell your shares at any time by sending a written request to the appropriate fund, Nuveen Investor Services, P.O. Box 660086, Dallas, Texas 75266-0086. Your request must include the following information:

                        .  The fund's name;

                        .  Your name and account number;

                        .  The dollar or share amount you wish to redeem;

                        . The signature of each owner exactly as it appears on the account;

                        . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

                        . The address where you want your redemption proceeds sent (if other than the address of record);

                        .  Any certificates you have for the shares; and

                        .  Any required signature guarantees.




[Caution]

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also you should verify your trade confirmations immediately upon receipt.

Section 3  How You Can Buy and Sell Shares

                       We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that a fund otherwise approves. A notary public cannot provide a signature guarantee.

                       Redemptions In-Kind

                       The funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the funds may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.



[Caution]

An Important Note About Involuntary Redemption

From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The funds presently have set a minimum balance of $100 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.

                                     Section 3  How You Can Buy and Sell Shares

Section 4  General Information

                       To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies, as well.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

                       The funds pay tax-free dividends monthly and any taxable capital gains or other taxable distributions once a year in December. The funds declare dividends monthly to shareholders of record as of the ninth of each month, usually payable the first business day of the following month.

                       Payment and Reinvestment Options

                       The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen mutual fund. For further information, contact your financial advisor or call Nuveen at (800) 257-8787.

                       Taxes and Tax Reporting

                       Because the funds invest primarily in municipal bonds from Massachusetts, the regular monthly dividends you, as a taxpayer in that state, receive will be exempt from regular federal and Massachusetts personal income tax. All or a portion of these dividends, however, may be subject to the federal alternative minimum tax (AMT).

                       Although the funds do not seek to realize taxable income or capital gains, the funds may realize and distribute taxable income or capital gains from time to time as a result of each fund's normal investment activities. Each fund will distribute in December any taxable income or capital gains realized over the preceding year. Net short-term capital gains are taxable at the same rate as ordinary income. Net long-term capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder.

                       Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly with the fund, Nuveen will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash.

                       If you receive social security or railroad retirement benefits, you should consult your tax advisor about how an investment in the fund may affect the taxation of your benefits.


                       Please note that if you do not furnish the fund with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 30%.



Section 4  General Information

                       Please consult the Statement of Additional Information and your tax advisor for more information about taxes.

                       Buying or Selling Shares Close to a Record Date

                       Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income a fund has earned but not yet distributed.

                       Taxable Equivalent Yields

                       The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated federal tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical federal tax-free yields and tax rates:

                       Taxable Equivalent of Tax-Free Yields


                                 To Equal a Tax-Free Yield of:
                  --------------------------------------------------------
                                 4.00%    4.50%    5.00%   5.50%   6.00%
                   Tax Bracket:  A Taxable Investment Would Need to Yield:
                  --------------------------------------------------------
                    27%          5.52%    6.21%    6.90%   7.59%   8.28%
                  --------------------------------------------------------
                    30%          5.76%    6.47%    7.19%   7.91%   8.63%
                  --------------------------------------------------------
                    35%          6.20%    6.98%    7.75%   8.53%   9.30%
                  --------------------------------------------------------
                  38.6%          6.57%    7.39%    8.21%   9.03%   9.85%
                  --------------------------------------------------------


                       The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the Statement of Additional Information or consult your tax advisor.


                       DISTRIBUTION AND SERVICE PLANS

                       Nuveen serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan in accordance with Rule 12b-1 under the Investment Company Act of 1940. (See "How to Choose a Share Class" for a description of the distribution and service fees paid under this plan.)

                       Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate authorized dealers, including Nuveen, for providing on-going account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the funds' assets on an on-going

                                                 Section 4  General Information
                       basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                       Nuveen periodically undertakes sales promotion programs with authorized dealers and may pay them the full applicable sales charge as a commission. In addition, Nuveen may provide support at its own expense to authorized dealers in connection with sales meetings, seminars, prospecting seminars and other events at which Nuveen presents its products and services. Under certain circumstances, Nuveen also will share with authorized dealers up to half the costs of advertising that features the products and services of both parties. The Statement of Additional Information contains further information about these programs.


                       NET ASSET VALUE


                       The price you pay for your shares is based on each fund's net asset value per share which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for each class of each fund by taking the market value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Trustees or its delegate.

                       In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on prices of comparable municipal bonds.


                       FUND SERVICE PROVIDERS


                       The custodian of the assets of the funds is The Chase Manhattan Bank, P.O. Box 660086, Dallas, Texas 75266-0086. Chase also provides certain accounting services to the funds. The funds' transfer, shareholder services and dividend paying agent, Chase Global Funds Services Company, P.O. Box 660086, Dallas, Texas 75266-0086, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Section 4  General Information

Section 5  Financial Highlights

                       The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the funds' financial statements, are included in the SAI and annual report, which is available upon request.

Nuveen Massachusetts Municipal Bond Fund



                                                       Investment Operations         Less Distributions
Class (Inception Date)                             ----------------------------  -------------------------

                                                                     Net
                                                               Realized/
                                                              Unrealized                                    Ending
                                         Beginning        Net Investment                Net                    Net
                                         Net Asset Investment       Gain         Investment  Capital         Asset     Total
Year Ended February 28/29,                   Value     Income     (Loss)   Total     Income    Gains  Total  Value Return(a)
------------------------------------------------------------------------------------------------------------------------------

Class A (9/94)
 2002                                       $ 9.70       $.48      $ .07  $ .55       $(.50)     $-- $(.50) $ 9.75      5.86%
 2001                                         9.26        .50        .44    .94        (.50)      --  (.50)   9.70     10.34
 2000                                        10.07        .50       (.82)  (.32)       (.49)      --  (.49)   9.26     (3.21)
 1999                                        10.08        .51       (.01)   .50        (.51)      --  (.51)  10.07      5.05
 1998                                         9.89        .52        .19    .71        (.52)      --  (.52)  10.08      7.38

Class B (3/97)
 2002                                         9.72        .41        .06    .47        (.42)      --  (.42)   9.77      4.96
 2001                                         9.28        .43        .44    .87        (.43)      --  (.43)   9.72      9.60
 2000                                        10.10        .43       (.83)  (.40)       (.42)      --  (.42)   9.28     (4.02)
 1999                                        10.10        .43        .01    .44        (.44)      --  (.44)  10.10      4.40
 1998(c)                                      9.88        .45        .22    .67        (.45)      --  (.45)  10.10      6.93

Class C (10/94)
 2002                                         9.64        .43        .06    .49        (.44)      --  (.44)   9.69      5.20
 2001                                         9.20        .44        .45    .89        (.45)      --  (.45)   9.64      9.89
 2000                                        10.02        .44       (.82)  (.38)       (.44)      --  (.44)   9.20     (3.87)
 1999                                        10.02        .45         --    .45        (.45)      --  (.45)  10.02      4.62
 1998                                         9.83        .47        .19    .66        (.47)      --  (.47)  10.02      6.85

Class R (12/86)
 2002                                         9.67        .50        .07    .57        (.51)      --  (.51)   9.73      5.96
 2001                                         9.24        .52        .43    .95        (.52)      --  (.52)   9.67     10.58
 2000                                        10.05        .52       (.82)  (.30)       (.51)      --  (.51)   9.24     (3.03)
 1999                                        10.05        .52        .01    .53        (.53)      --  (.53)  10.05      5.36
 1998                                         9.86        .54        .19    .73        (.54)      --  (.54)  10.05      7.60
------------------------------------------------------------------------------------------------------------------------------


                                                  Ratios/Supplemental Data
Class (Inception Date)                   -----------------------------------------
                                                               Ratio of
                                                                    Net
                                                   Ratio of  Investment
                                          Ending   Expenses   Income to
                                             Net to Average     Average  Portfolio
                                          Assets        Net         Net   Turnover
Year Ended February 28/29,                 (000)  Assets(b)   Assets(b)       Rate
-----------------------------------------------------------------------------------

Class A (9/94)
 2002                                    $19,878        .94%       4.96%        16%
 2001                                     18,433        .95        5.27         13
 2000                                     16,814        .96        5.17         15
 1999                                     15,134        .95        5.01         10
 1998                                      9,291        .95        5.25         17

Class B (3/97)
 2002                                      6,588       1.69        4.21         16
 2001                                      4,198       1.70        4.52         13
 2000                                      3,730       1.71        4.42         15
 1999                                      3,226       1.71        4.29         10
 1998(c)                                     763       1.70*       4.48*        17

Class C (10/94)
 2002                                      6,614       1.49        4.42         16
 2001                                      6,591       1.50        4.71         13
 2000                                      4,730       1.51        4.63         15
 1999                                      3,696       1.50        4.47         10
 1998                                      1,924       1.50        4.69         17

Class R (12/86)
 2002                                     69,034        .74        5.16         16
 2001                                     68,208        .75        5.47         13
 2000                                     66,055        .76        5.35         15
 1999                                     75,750        .75        5.19         10
 1998                                     72,934        .75        5.45         17
-----------------------------------------------------------------------------------




*  Annualized.
(a)Total returns are calculated on net asset value without any sales charge and are not annualized.

(b)After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratio of Expenses to Average Net Assets for 2002 are .93%, 1.68%, 1.48% and .73% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2002 are 4.97%, 4.22%, 4.42% and 5.17% for classes A, B, C and R, respectively.

(c)From commencement of class operations as noted.

                                                Section 5  Financial Highlights

Nuveen Massachusetts Insured Municipal Bond Fund



Class                                                  Investment Operations         Less Distributions
(Inception Date)                                   ----------------------------  --------------------------

                                                                     Net
                                                               Realized/
                                                              Unrealized                                     Ending
                                         Beginning        Net Investment                Net                     Net
                                         Net Asset Investment       Gain         Investment  Capital          Asset     Total
Year Ended February 28/29,                   Value     Income     (Loss)   Total     Income    Gains   Total  Value Return(a)
-------------------------------------------------------------------------------------------------------------------------------

Class A (9/94)
 2002                                       $10.30       $.50      $ .07  $ .57       $(.49)   $(.02) $(.51) $10.36      5.67%
 2001                                         9.77        .49        .55   1.04        (.50)    (.01)  (.51)  10.30     10.93
 2000                                        10.59        .50       (.81)  (.31)       (.50)    (.01)  (.51)   9.77     (2.95)
 1999                                        10.57        .51        .02    .53        (.51)      --   (.51)  10.59      5.09
 1998                                        10.38        .52        .19    .71        (.52)      --   (.52)  10.57      7.04

Class B (3/97)
 2002                                        10.31        .42        .07    .49        (.41)    (.02)  (.43)  10.37      4.87
 2001                                         9.78        .42        .55    .97        (.43)    (.01)  (.44)  10.31     10.06
 2000                                        10.59        .43       (.81)  (.38)       (.42)    (.01)  (.43)   9.78     (3.59)
 1999                                        10.57        .43        .02    .45        (.43)      --   (.43)  10.59      4.32
 1998(c)                                     10.36        .44        .21    .65        (.44)      --   (.44)  10.57      6.45

Class C (9/94)
 2002                                        10.28        .44        .08    .52        (.43)    (.02)  (.45)  10.35      5.17
 2001                                         9.75        .44        .54    .98        (.44)    (.01)  (.45)  10.28     10.29
 2000                                        10.56        .45       (.81)  (.36)       (.44)    (.01)  (.45)   9.75     (3.43)
 1999                                        10.54        .45        .02    .47        (.45)      --   (.45)  10.56      4.51
 1998                                        10.35        .46        .19    .65        (.46)      --   (.46)  10.54      6.45

Class R (12/86)
 2002                                        10.31        .52        .08    .60        (.51)    (.02)  (.53)  10.38      5.95
 2001                                         9.78        .51        .55   1.06        (.52)    (.01)  (.53)  10.31     11.11
 2000                                        10.59        .52       (.80)  (.28)       (.52)    (.01)  (.53)   9.78     (2.68)
 1999                                        10.57        .53        .01    .54        (.52)      --   (.52)  10.59      5.26
 1998                                        10.38        .54        .19    .73        (.54)      --   (.54)  10.57      7.23
-------------------------------------------------------------------------------------------------------------------------------


Class                                            Ratios/Supplemental Data
(Inception Date)                         ----------------------------------------
                                                              Ratio of
                                                  Ratio of         Net
                                                  Expenses  Investment
                                          Ending        to   Income to
                                             Net   Average     Average  Portfolio
                                          Assets       Net         Net   Turnover
Year Ended February 28/29,                 (000) Assets(b)   Assets(b)       Rate
----------------------------------------------------------------------------------

Class A (9/94)
 2002                                    $16,970       .95%       4.78%        23%
 2001                                     14,669      1.05        4.92          8
 2000                                     11,984      1.01        4.99         10
 1999                                     11,208      1.01        4.77         11
 1998                                      8,679      1.03        4.98         23

Class B (3/97)
 2002                                      3,574      1.69        4.03         23
 2001                                      2,308      1.80        4.17          8
 2000                                      1,550      1.76        4.23         10
 1999                                      1,650      1.75        4.03         11
 1998(c)                                     666      1.80*       4.20*        23

Class C (9/94)
 2002                                      5,940      1.49        4.25         23
 2001                                      1,667      1.60        4.37          8
 2000                                      1,355      1.56        4.42         10
 1999                                      1,675      1.56        4.22         11
 1998                                      1,293      1.58        4.43         23

Class R (12/86)
 2002                                     54,719       .75        4.98         23
 2001                                     53,878       .85        5.12          8
 2000                                     51,039       .81        5.17         10
 1999                                     57,281       .81        4.97         11
 1998                                     56,707       .83        5.18         23
----------------------------------------------------------------------------------




*  Annualized.
(a)Total returns are calculated on net asset value without any sales charge and are not annualized.

(b)After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2002 are .92%, 1.67%, 1.46% and .73% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2002 are 4.81%, 4.06%, 4.27% and 5.00% for classes A, B, C and R, respectively.

(c)From commencement of class operations as noted.

Section 5  Financial Highlights

Appendix  Additional State Information


                       Because the funds primarily purchase municipal bonds from Massachusetts, each fund also bears investment risks from economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. The following discussion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the funds. The discussion includes general state tax information related to an investment in fund shares. Because tax laws are complex and often change, you should consult your tax advisor about the state tax consequences of a specific fund investment. See the Statement of Additional Information for further information.


                       Massachusetts




                       The Massachusetts economy, like the national economy, has struggled through a recesssion in recent months. However, unemployment remains below the national average, registering 4.2% in May 2002 versus the national rate of 5.5% for the same period. The robust employment growth the Commonwealth enjoyed throughout the late 1990's has subsided, with every sector of the Massachusetts economy (excluding construction) currently experiencing job losses. Per capita income levels remain high at approximately $38,845, placing Massachusetts second among the states. The service sector is the largest sector in the Massachusetts economy, followed by wholesale and retail trade, manufacturing, and government employment.



                       The Massachusetts economy is fairly concentrated in the eastern portion of the State with more than 50% of its total population residing in the metropolitan Boston area. While many of the communities in the eastern portion of the State benefited from the economic expansion of the 1990's, several areas outside the metropolitan Boston region did not participate fully and continued to be hampered by higher unemployment, lower per capita income, and stagnant property values. According to results of the 2000 Census, the Commonwealth's population increased by 5.5% over 1990 levels, which ranks the Commonwealth 13th in the nation. It appears as if the majority of Massachusetts' moderate population growth occurred in remote communities outside of its urban areas. According to one report, the Commonwealth's 15 largest cities only accounted for 10% of the State's total population growth during the 1990's.



                       In 1983, construction began on the Central Artery/Tunnel Project, which remains one of the most complex infrastructure projects in the nation. The project involves the depression and widening of Boston's Central Artery (Interstate 93), which connects the city's downtown area to the City of Cambridge. In addition, the project includes the widening of the Ted Williams Tunnel, which connects Boston's downtown area to Logan International Airport and other points.



                                                                       Appendix

                       According to project managers, construction on the "Big Dig" project is approximately 82% complete with construction expected to conclude in 2004. The project has incurred several cost overruns in recent years. Consequently, there can be no assurance that future cost revisions will not occur, nor that these revisions will not result in additional expenditures by the Commonwealth. Through June 2002, approximately $6.8 billion of debt obligations have been issued for the "Big Dig" by various entities including the Commonwealth, the Massachusetts Turnpike Authority, and the Massachusetts Port Authority. The Commonwealth has also secured additional grant funding from the Federal Highway Administration for construction costs associated with the project. The most recent cost projection for the project is approximately $14 billion.



                       Debt Ratings. As of June 1, 2002, Standard & Poor's & Fitch have both maintained their AA- ratings on the Commonwealth's general obligation debt. In December 2001, Moody's affirmed its Aa2 rating. However, the agency's outlook was adjusted to "negative" from "stable," due to severe budget stress that is expected to continue throughout fiscal year 2003 and 2004.



                       The major rating agencies also affirmed their Aa2, AA-, and AA- ratings on the City of Boston's general obligation debt. These ratings reflect the State's and City's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the funds may invest. Further, it cannot be assumed that the City of Boston or the Commonwealth will maintain its current credit ratings.



                       Tax Treatment



                       The funds' regular monthly dividends will not be subject to Massachusetts personal income taxes to the extent they are paid out of income earned on Massachusetts municipal bonds or on certain U.S. government obligations that are exempt from state taxation under federal law. You will be subject to Massachusetts personal income taxes, however, to the extent the funds distribute any taxable income, or if you sell or exchange fund shares and realize a capital gain on the transaction.



                       The treatment of corporate shareholders of the funds differs from that described above. Corporate shareholders should refer to the Statement of Additional Information for more detailed information and are urged to consult their tax advisor.





Appendix

Nuveen Mutual Funds

Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

Growth

International Growth Fund
Innovative Fund
Nuveen Rittenhouse Growth Fund

Growth and Income

European Value Fund
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

Income

Income Fund
Floating Rate Fund/1/

Tax-Free Income

National Municipal Bond Funds
High Yield
Long-term
Insured Long-term
Intermediate-term
Limited-term

State Municipal Bond Funds

                 Arizona       Louisiana        North Carolina
                 California/2/ Maryland         Ohio
                 Colorado      Massachusetts/2/ Pennsylvania
                 Connecticut   Michigan         Tennessee
                 Florida       Missouri         Virginia
                 Georgia       New Jersey       Wisconsin
                 Kansas        New Mexico
                 Kentucky      New York/2/

Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated by reference into this prospectus, contains detailed information on fund policies and operation. Additional information about the fund's investments is available in the funds' annual and semi-annual report to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year. Call Nuveen at (800) 257-8787 to request a free copy of any of these materials or other fund information, or ask your financial advisor for copies.


You may also obtain this and other fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (800) SEC-0330 for room hours and operation. You may also request fund information by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or sending an e-mail to publicinfo@sec.gov.



The funds' Investment Company Act file number is 811-07755.


1.This is a continuously-offered closed-end interval fund. As such, redemptions are only available during quarterly repurchase periods. See fund prospectus for additional information.
2.Long-term and insured long-term portfolios.

NUVEEN Investments

       Nuveen Investments
       333 West Wacker Drive
       Chicago, IL 60606-1286

       (800) 257-8787
       www.nuveen.com

                                                                 VPR-MA-0602 NA

                                                                  June 28, 2002


NUVEEN MULTISTATE TRUST II

Nuveen California Municipal Bond Fund

Nuveen California Insured Municipal Bond Fund

Nuveen Connecticut Municipal Bond Fund

Nuveen New Jersey Municipal Bond Fund

Nuveen New York Municipal Bond Fund

Nuveen New York Insured Municipal Bond Fund

Nuveen Massachusetts Municipal Bond Fund

Nuveen Massachusetts Insured Municipal Bond Fund

STATEMENT OF ADDITIONAL INFORMATION


   This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectuses of the Nuveen Multistate Trust II dated June 28, 2002. The Prospectuses may be obtained without charge from certain securities representatives, banks, and other financial institutions that have entered into sales agreements with Nuveen Investments, or from the Funds, by mailing a written request to the Funds, c/o Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.


TABLE OF CONTENTS


                                                                        Page
                                                                        ----
   Investment Policies and Investment Portfolio........................  S-2

   Management.......................................................... S-40

   Investment Adviser and Investment Management Agreement.............. S-56

   Portfolio Transactions.............................................. S-59

   Net Asset Value..................................................... S-60

   Tax Matters......................................................... S-60

   Performance Information............................................. S-69

   Additional Information on the Purchase and Redemption of Fund Shares S-79

   Distribution and Service Plan....................................... S-87

   Independent Public Accountants and Custodian........................ S-89

   Financial Statements................................................ S-90

   Appendix A--Ratings of Investments..................................  A-1

   Appendix B--Description of Hedging Techniques.......................  B-1


   The audited financial statements for each Fund's most recent fiscal year appear in the Fund's Annual Report; each is included herein by reference.

INVESTMENT POLICIES AND INVESTMENT PORTFOLIO

Investment Policies

   The investment objective and certain fundamental investment policies of each Fund are described in the Prospectus. Each of the Funds, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of that Fund:

      (1) Invest in securities other than Municipal Obligations and short-term securities, as described in the Prospectus. Municipal Obligations are municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local income taxes.

      (2) Invest more than 5% of its total assets in securities of any one issuer, except this limitation shall not apply to securities of the United States Government, and to the investment of 25% of such Fund's assets. This limitation shall apply only to the New York Municipal Bond Fund, the New York Insured Municipal Bond Fund, the California Municipal Bond Fund, and the California Insured Municipal Bond Fund.

      (3) Borrow money, except from banks for temporary or emergency purposes and not for investment purposes and then only in an amount not exceeding (a) 10% of the value of its total assets at the time of borrowing or (b) one-third of the value of the Fund's total assets including the amount borrowed, in order to meet redemption requests which might otherwise require the untimely disposition of securities. While any such borrowings exceed 5% of such Fund's total assets, no additional purchases of investment securities will be made by such Fund. If due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

      (4) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (2) above, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Fund's total assets.

      (5) Issue senior securities as defined in the Investment Company Act of 1940, except to the extent such issuance might be involved with respect to borrowings described under item (3) above or with respect to transactions involving futures contracts or the writing of options within the limits described in the Prospectus and this Statement of Additional Information.

      (6) Underwrite any issue of securities, except to the extent that the purchase or sale of Municipal Obligations in accordance with its investment objective, policies and limitations, may be deemed to be an underwriting.

      (7) Purchase or sell real estate, but this shall not prevent any Fund from investing in Municipal Obligations secured by real estate or interests therein or foreclosing upon and selling such security.

      (8) Purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs, except for transactions involving futures contracts within the limits described in the Prospectus and this Statement of Additional Information.

      (9) Make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objective, policies and limitations.

      (10) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

      (11) Write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options within the limits described in the Prospectus and this Statement of Additional Information.

      (12) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to Municipal Obligations issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      (13) Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund's knowledge, those trustees of the Trust, or those officers and directors of Nuveen Advisory Corp. ("Nuveen Advisory"), who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

   In addition, each Fund, as a non-fundamental policy, may not invest more than 15% of its net assets in "illiquid" securities, including repurchase agreements maturing in more than seven days.

   For the purpose of applying the limitations set forth in paragraph (2) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity.

   Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in securities insured by any single insurer.

   The foregoing restrictions and limitations, as well as a Fund's policies as to ratings of portfolio investments, will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

   The foregoing fundamental investment policies, together with the investment objective of each Fund, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the Investment Company Act of 1940, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

   The Nuveen Multistate Trust II, formerly the Nuveen Flagship Multistate Trust II (the "Trust") is an open-end management series investment company organized as a Massachusetts business trust on July 1, 1996. Each of the Funds is an open-end management investment company organized as a series of the Trust. The Trust is an open-end management series company under SEC Rule 18f-2. Each Fund is a separate series issuing its own shares. The Trust currently has nine series: the Nuveen New York Municipal Bond Fund (formerly the Nuveen Flagship New York Municipal Bond Fund) (formerly the Nuveen New York Tax-Free Value Fund, a series of the Nuveen Tax-Free Bond Fund, Inc.); the Nuveen New York Insured Municipal Bond Fund (formerly the Nuveen New York Insured Tax-Free Value Fund, a series of the Nuveen Insured Tax-Free Bond Fund, Inc.); the Nuveen New Jersey Municipal Bond Fund (formerly the Nuveen Flagship New Jersey Municipal Bond Fund) (formerly the Nuveen New Jersey Tax-Free Value Fund, a series of the Nuveen Multistate Tax-Free Trust); the Nuveen California Municipal Bond Fund (formerly the Nuveen California Tax-Free Value Fund, a series of the Nuveen California Tax-Free Fund, Inc.); the Nuveen California Insured Municipal Bond Fund (formerly the Nuveen California Insured Tax-Free Value Fund, a series of the Nuveen California Tax-Free Fund, Inc.); the Nuveen Connecticut Municipal Bond Fund (formerly the Nuveen Flagship Connecticut Municipal Bond Fund) (formerly the Flagship Connecticut Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Massachusetts Municipal Bond Fund (formerly the Nuveen Massachusetts Tax-Free Value Fund, a series of the Nuveen Tax-Free Bond Fund, Inc.); and the Nuveen Massachusetts Insured Municipal Bond Fund (formerly the Nuveen Massachusetts Insured Tax-Free Value Fund, a series of the Nuveen Insured Tax-Free Bond Fund, Inc.). The Nuveen California Intermediate Municipal Bond Fund (formerly the Nuveen Flagship California Intermediate Municipal Bond Fund) has also been organized as a series of the Trust, but has issued no shares to date. Certain matters under the Investment Company Act of 1940 which must be submitted to a vote of the holders of the outstanding voting securities of a series company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each Fund affected by such matter.

   The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all loss and expense of any shareholder personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself were unable to meet its obligations. The Trust believes the likelihood of these circumstances is remote.

Portfolio Securities

   As described in the Prospectus, each Fund invests substantially all of its assets (at least 80%) in a portfolio of Municipal Obligations free from regular federal, state and, in some cases, local income tax in each Fund's respective state, which generally will be Municipal Obligations issued within the Fund's respective state. In general, Municipal Obligations include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including construction of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, mass transportation, schools, streets and water and sewer works. Industrial development bonds and pollution control bonds that are issued by or on behalf of public authorities to finance various privately-rated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax.

   The investment assets of each Fund will consist of (1) Municipal Obligations which are rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody's Investors Service, Inc. ("Moody's"), by Standard and Poor's Corporation ("S&P") or by Fitch, Inc. ("Fitch"), (2) unrated Municipal Obligations which, in the opinion of Nuveen Advisory, have credit characteristics equivalent to bonds rated within the four highest grades by Moody's, S&P or Fitch, and (3) temporary investments as described below, the income from which may be subject to state income tax or to both federal and state income taxes. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

   As described in the Prospectus, each Fund may invest in Municipal Obligations that constitute participations in a lease obligation or installment purchase contract obligation (hereafter collectively called "lease obligations") of a municipal authority or entity. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although nonappropriation lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. A Fund will seek to minimize the special risks associated with such securities by only investing in those nonappropriation leases where Nuveen Advisory has determined that the issuer has a strong incentive to continue making appropriations and timely payment until the security's maturity. Some lease obligations may be illiquid under certain circumstances. Lease obligations normally provide a premium interest rate which along with regular amortization of the principal may make them attractive for a portion of the assets of the Funds.

   Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

Investments in Inverse Floating Rate Securities.

   The Funds may invest in inverse floating rate municipal securities or "inverse floaters," whose rates vary inversely to interest rates on a specified index or on another instrument. Such securities involve special risks as compared to conventional fixed-rate bonds. Should short-term interest rates rise, a fund's investment in inverse floaters likely would adversely affect the fund's earnings and distributions to shareholders. Also, because changes in the interest rate on the other security or index inversely affect the rate of interest received on an inverse floater, and because inverse floaters essentially represent a leveraged investment in a long-term bond, the value of an inverse floater is generally more volatile than that of a conventional fixed-rate bond having similar credit quality, redemption provisions and maturity. Although volatile in value, inverse floaters typically offer the potential for yields substantially exceeding the yields available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. The markets for such securities may be less developed and have less liquidity than the markets for conventional securities. Each Fund, as a non-fundamental policy that may be changed by the Board of Trustees, will not invest more than 15% of its total assets in inverse floaters.

Insurance

   Each insured Municipal Obligation held by the Nuveen New York Insured Municipal Bond Fund, the Nuveen California Insured Municipal Bond Fund, and the Nuveen Massachusetts Insured Municipal Bond Fund (the "Funds") will either be
(1) covered by an insurance policy applicable to a specific security and obtained by the issuer of the security or a third party at the time of original issuance ("Original Issue Insurance"), (2) covered by an insurance policy applicable to a specific security and obtained by the Fund or a third party subsequent to the time of original issuance ("Secondary Market Insurance"), or
(3) covered by a master municipal insurance policy purchased by the Funds ("Portfolio Insurance"). The Funds currently maintain a policy of Portfolio Insurance with MBIA Insurance Corporation, Ambac Assurance Corporation, Financial Security Assurance Inc., and Financial Guaranty Insurance Company, and may in the future obtain other policies of Portfolio Insurance, depending on the availability of such policies on terms favorable to the Fund. However, the Funds may determine not to obtain such policies and to emphasize investments in Municipal Obligations insured under Original Issue Insurance or Secondary Market Insurance. In any event, the Funds will only obtain policies of Portfolio Insurance issued by insurers whose claims-paying ability is rated Aaa by Moody's Investors Service, Inc. ("Moody's") or AAA by Standard & Poor's Corporation ("S&P"). Municipal Obligations covered by Original Issue Insurance or Secondary Market Insurance are themselves typically assigned a rating of Aaa or AAA, as the case may be, by virtue of the Aaa or AAA claims-paying ability of the insurer and would generally be assigned a lower rating if the ratings were based primarily upon the credit characteristics of the issuer without regard to the insurance feature. By way or contrast, the ratings, if any, assigned to Municipal Obligations insured under Portfolio Insurance will be based primarily upon the credit characteristics of the issuers without regard to the insurance feature, and will generally carry a rating that is below Aaa or AAA. While in the portfolio of a Fund, however, a Municipal Obligation backed by Portfolio Insurance will effectively be of the same quality as a Municipal Obligation issued by an issuer of comparable credit characteristics that is backed by Original Issue Insurance or Secondary Market Insurance.

   The Funds' policy of investing in Municipal Obligations insured by insurers whose claims-paying ability is rated Aaa or AAA will apply only at the time of the purchase of a security, and a Fund will not be required to dispose of securities in the event Moody's or S&P, as the case may be, downgrades its assessment of the claims-paying ability of a particular insurer or the credit characteristics of a particular issuer. In this connection, it should be noted that in the event Moody's or S&P or both should down grade its assessment of the claims-paying ability of a particular insurer, it could also be expected to downgrade the ratings assigned to Municipal Obligations insured under Original Issue Insurance or Secondary Market Insurance issued by such insurer, and Municipal Obligations insured under Portfolio Insurance issued by such insurer would also be of reduced quality in the portfolio of the Fund. Moody's and S&P continually assess the claims-paying ability of insurers and the credit characteristics of issuers, and there can be no assurance that they will not downgrade their assessments subsequent to the time a Fund purchases securities.

   In addition to insured Municipal Obligations, a Fund may invest in Municipal Obligations that are entitled to the benefit of an escrow or trust account which contains securities issued or guaranteed by the U.S. Government or U.S. Government agencies, backed by the full faith and credit of the United States, and sufficient in amount to ensure the payment of interest and principal on the original interest payment and maturity dates ("collateralized obligations"). These collateralized obligations generally will not be insured and will include, but are not limited to, Municipal Obligations that have been
(1) advance refunded where the proceeds of the refunding have been used to purchase U.S. Government or U.S. Government agency securities that are placed in escrow and whose interest or maturing principal payments, or both, are sufficient to cover the remaining scheduled debt service on the Municipal Obligations, and (2) issued under state or local housing finance programs which use the issuance proceeds to fund mortgages that are then exchanged for U.S. Government or U.S. Government agency securities and deposited with a trustee as security for the Municipal Obligations. These collateralized obligations are normally regarded as having the credit characteristics of the underlying U.S. Government or U.S. Government agency securities. Collateralized obligations will not constitute more than 20% of a Fund's assets.

   Each insured Municipal Obligation in which a Fund invests will be covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. There is no limitation on the percentage of a Fund's assets that may be invested in Municipal Obligations insured by any given insurer.

   Original Issue Insurance. Original Issue Insurance is purchased with respect to a particular issue of Municipal Obligations by the issuer thereof or a third party in conjunction with the original issuance of such Municipal Obligations. Under such insurance, the insurer unconditionally guarantees to the holder of the Municipal Obligation the timely payment of principal and interest on such obligation when and as such payments shall become due but shall not be paid by the issuer, except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default or otherwise, the payments guaranteed may be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration. The insurer is responsible for such payments less any amounts received by the holder from any trustee for the Municipal Obligation issuers or from any other source. Original Issue Insurance does not guarantee payment on an accelerated basis, the payment of any redemption premium (except with respect to certain premium payments in the case of certain small issue industrial development and pollution control Municipal Obligations), the value of the shares of the Fund, the market value of Municipal Obligations, or payments of any tender purchase price upon the tender of the Municipal Obligations. Original Issue Insurance also does not insure against nonpayment of principal of or interest on Municipal Obligations resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for such obligations.

   In the event that interest on or principal of a Municipal Obligation covered by insurance is due for payment but is unpaid by the issuer thereof, the applicable insurer will make payments to its fiscal agent (the "Fiscal Agent") equal to such unpaid amounts of principal and interest not later than one business day after the insurer has been notified that such nonpayment has occurred (but not earlier than the date such payment is due). The Fiscal Agent will disburse to the Fund the amount of principal and interest which is then due for payment but is unpaid upon receipt by the Fiscal Agent of (i) evidence of the Fund's right to receive payment of such principal and interest and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest then due for payment shall thereupon vest in the insurer. Upon payment by the insurer of any principal or interest payments with respect to any Municipal Obligations, the insurer shall succeed to the rights of a Fund with respect to such payment.

   Original Issue Insurance remains in effect as long as the Municipal Obligations covered thereby remain outstanding and the insurer remains in business, regardless of whether a Fund ultimately disposes of such Municipal Obligations. Consequently, Original Issue Insurance may be considered to represent an element of market value with respect to the Municipal Obligations so insured, but the exact effect, if any, of this insurance on such market value cannot be estimated.

   Secondary Market Insurance. Subsequent to the time of original issuance of a Municipal Obligation, a Fund or a third party may, upon the payment of a single premium, purchase insurance on such Municipal Obligation. Secondary Market Insurance generally provides the same type of coverage as is provided by Original Issue Insurance and remains in effect as long as the Municipal Obligation covered thereby remain outstanding, the holder of such Municipal Obligation does not voluntarily relinquish the Secondary Market Insurance and the insurer remains in business, regardless of whether the Fund ultimately disposes of such Municipal Obligation.

   One of the purposes of acquiring Secondary Market Insurance with respect to a particular Municipal Obligation would be to enable a Fund to enhance the value of such Municipal Obligation. A Fund, for example, might seek to purchase a particular Municipal Obligation and obtain Secondary Market Insurance with respect thereto if, in the opinion of Nuveen Advisory, the market value of such Municipal Obligation, as insured, would exceed the current value of the Municipal Obligation without insurance plus the cost of the Secondary Market Insurance. Similarly, if a Fund owns but wishes to sell a Municipal Obligation that is then covered by Portfolio Insurance, the Fund might seek to obtain Secondary Market Insurance with respect thereto if, in the opinion of Nuveen Advisory, the net proceeds of a sale by the Fund of such obligation, as insured, would exceed the current value of such obligation plus the cost of the Secondary Market Insurance.

   Portfolio Insurance. Portfolio Insurance guarantees the payment of principal and interest on specified eligible Municipal Obligations purchased by a Fund. Except as described below, Portfolio Insurance generally provides the same type of coverage as is provided by Original Issue Insurance or Secondary Market Insurance. Municipal Obligations insured under one Portfolio Insurance policy would generally not be insured under any other policy purchased by a Fund. A Municipal Obligation is eligible for coverage under a policy if it meets certain requirements of the insurer. Portfolio Insurance is intended to reduce financial risk, but the cost thereof and compliance with investment restrictions imposed under the policy will reduce the yield to shareholders of a Fund.

   If a Municipal Obligation is already covered by Original Issue Insurance or Secondary Market Insurance, then such Municipal Obligation is not required to be additionally insured under any policy of Portfolio Insurance that a Fund may purchase. All premiums respecting Municipal Obligations covered by Original Issue Insurance or Secondary Market Insurance are paid in advance by the issuer or other party obtaining the insurance.

   Portfolio Insurance policies are effective only as to Municipal Obligations owned by and held by a Fund, and do not cover Municipal Obligations for which the contract for purchase fails. A "when-issued" Municipal Obligation will be covered under a Portfolio Insurance policy upon the settlement date of the issue of such "when-issued" Municipal Obligation. In determining whether to insure Municipal Obligations held by a Fund, an insurer will apply its own standards, which correspond generally to the standards it has established for determining the insurability of new issues of Municipal Obligations. See "Original Issue Insurance" above.

   Each Portfolio Insurance policy will be noncancellable and will remain in effect so long as a Fund is in existence, the Municipal Obligations covered by the policy continue to be held by the Fund, and the Fund pays the premiums for the policy. Each insurer will generally reserve the right at any time upon 90 days' written notice to a Fund to refuse to insure any additional securities purchased by the Fund after the effective date of such notice. The Board of Trustees will generally reserve the right to terminate each policy upon seven days' written notice to an insurer if it determines that the cost of such policy is not reasonable in relation to the value of the insurance to the Fund.

   Each Portfolio Insurance policy will terminate as to any Municipal Obligation that has been redeemed from or sold by a Fund on the date of such redemption or the settlement date of such sale, and an insurer shall not have any liability thereafter under a policy as to any such Municipal Obligation, except that if the date of such redemption or the settlement date of such sale occurs after a record date and before the related payment date with respect to any such Municipal Obligation, the policy will terminate as to such Municipal Obligation on the business day immediately following such payment date. Each policy will terminate as to all Municipal Obligations covered thereby on the date on which the last of the covered Municipal Obligations mature, are redeemed or are sold by a Fund.

   One or more policies of Portfolio Insurance may provide a Fund, pursuant to an irrevocable commitment of the insurer, with the option to exercise the right to obtain permanent insurance ("Permanent Insurance") with respect to a Municipal Obligation that is to be sold by the Fund. The Fund would exercise the right to obtain Permanent Insurance upon payment of a single, predetermined insurance premium payable from the proceeds of the sale of such Municipal Obligation. It is expected that the Fund will exercise the right to obtain Permanent Insurance for a Municipal Obligation only if, in the opinion of Nuveen Advisory, upon such exercise the net proceeds from the sale by the Fund of such obligation, as insured, would exceed the proceeds from the sale of such obligation without insurance.

   The Permanent Insurance premium with respect to each such obligation is determined based upon the insurability of each such obligation as of the date of purchase by the Fund and will not be increased or decreased for any change in the creditworthiness of such obligation unless such obligation is in default as to payment or principal or interest, or both. In such event, the Permanent Insurance premium shall be subject to an increase predetermined at the date of purchase by the Fund.


   Each Fund generally intends to retain any insured securities covered by Portfolio Insurance that are in default or in significant risk of default and to place a value on the insurance, which ordinarily will be the difference between the market value of the defaulted security and the market value of similar securities of minimum investment grade (i.e., rated BBB) that are not in default. In certain circumstances, however, Nuveen Advisory may determine that an alternative value for the insurance, such as the difference between the market value of the defaulted security and either its par value or the market value of securities of a similar nature that are not in default or in significant risk of default, is more appropriate. Except as described above with respect to securities covered by Portfolio Insurance that are in default or subject to significant risk of default, the Funds will not place any value on the insurance in valuing the Municipal Obligations that it holds.

   Because each Portfolio Insurance policy will terminate as to Municipal Obligations sold by a Fund on the date of sale, in which event the insurer will be liable only for those payments of principal and interest that are then due and owing (unless Permanent Insurance is obtained by the Fund), the provision for this insurance will not enhance the marketability of securities held by a Fund, whether or not the securities are in default or in significant risk of default. On the other hand, since Original Issue Insurance and Secondary Market Insurance generally will remain in effect as long as Municipal Obligations covered thereby are outstanding, such insurance may enhance the marketability of such securities, even when such securities are in default or in significant risk of default, but the exact effect, if any, on marketability cannot be estimated. Accordingly, the Funds may determine to retain or, alternatively, to sell Municipal Obligations covered by Original Issue Insurance or Secondary Market Insurance that are in default or in significant risk of default.

   Premiums for a Portfolio Insurance policy are paid monthly, and are adjusted for purchases and sales of Municipal Obligations covered by the policy during the month. The yield on a Fund is reduced to the extent of the insurance premiums it pays. Depending upon the characteristics of the Municipal Obligations held by a Fund, the annual premium rate for policies of Portfolio Insurance is estimated to range from .15% to .30% of the value of the Municipal Obligations covered under the policy. Because the majority of the Municipal Obligations in the Funds were not covered by policies of Portfolio Insurance during the year ended February 28, 1997, premium expenses as a percentage of the value of Municipal Obligations held by the Funds for such period were .00%.

   Set forth below is information about the various municipal bond insurers with whom the Funds currently maintain policies of Portfolio Insurance.

   Ambac Assurance Corporation

   Ambac Assurance Corporation ("Ambac Assurance") is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Territory of Guam and the Commonwealth of Puerto Rico, with admitted assets of approximately $4,568,000,000 (unaudited) and statutory capital of approximately $2,787,000,000 (unaudited) as of March 31, 2001. Statutory capital consists of Ambac Assurance's policyholders' surplus and statutory contingency reserve. Standard & Poor's Credit Markets Services, a division of The McGraw-Hill Companies, Moody's Investors Service and Fitch,
Inc. have each assigned a triple-A financial strength rating to Ambac Assurance.

   Ambac Assurance has obtained a ruling from the Internal Revenue Service to the effect that the insuring of an obligation by Ambac Assurance will not affect the treatment for federal income tax purposes of interest on such obligation and that insurance proceeds representing maturing interest paid by Ambac Assurance under policy provisions substantially identical to those contained in its municipal bond insurance policy shall be treated for federal income tax purposes in the same manner as if such payments were made by the issuer of the Bonds.

   Ambac Assurance makes no representation regarding the Bonds or the advisability of investing in the Bonds and makes no representation regarding, nor has it participated in the presentation of, the Official Statement other than the information supplied by Ambac Assurance and presented under the heading "Ambac Assurance Corporation".

   Financial Security Assurance Inc. ("Financial Security")

   Financial Security is a New York domiciled insurance company and a wholly owned subsidiary of Financial Security Assurance Holdings Ltd. ("Holdings"). Holdings is an indirect subsidiary of Dexia, S.A., a publicly held Belgian corporation. Dexia, S.A., through its bank subsidiaries, is primarily engaged in the business of public finance in France, Belgium and other European countries. No shareholder of Holdings or Financial Security is liable for the obligations of Financial Security.


   At March 31, 2002, Financial Security's total policyholders' surplus and contingency reserves were approximately $1,644,743,000 and its total unearned premium reserve was approximately $841,749,000 in accordance with statutory accounting principles. At March 31, 2002, Financial Security's total shareholders' equity was approximately $1,746,106,000 and its total net unearned premium reserve was approximately $693,860,000 in accordance with generally accepted accounting principles.


   Copies of Financial Security's financial statements and annual and quarterly reports prepared in accordance with statutory accounting practices will be provided upon request to Financial Security Assurance Inc.: 350 Park Avenue, New York, New York 10022, Attention: Communications Department (telephone (212) 826-0100).

   The Policy does not protect investors against changes in market value of the Bonds, which market value may be impaired as a result of changes in prevailing interest rates, changes in applicable ratings or other causes. Financial Security makes no representation regarding the Bonds or the advisability of investing in the Bonds. Financial Security makes no representation regarding the SAI, nor has it participated in the preparation thereof, except that Financial Security has provided to Nuveen the information presented under this caption for inclusion in the SAI.

   MBIA Insurance Corporation ("MBIA")


   The Insurer is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company (the "Company"). The Company is not obligated to pay the debts of or claims against the Insurer. The Insurer is domiciled in the State of New York and licensed to do business in and subject to regulation under the laws of all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam. The Insurer has three branches, one in the Republic of France, one in the Republic of Singapore and one in the Kingdom of Spain. New York has laws prescribing minimum capital requirements, limiting classes and concentrations of investments and requiring the approval of policy rates and forms. State laws also regulate the amount of both the aggregate and individual risks that may be insured, the payment of dividends by the Insurer, changes in control and transactions among affiliates. Additionally, the Insurer is required to maintain contingency reserves on its liabilities in certain amounts and for certain periods of time.



   As of December 31, 2001 the Insurer had admitted assets of $8.5 billion (audited), total liabilities of $5.6 billion (audited), and total capital and surplus of $2.9 billion (audited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of March 31, 2002, the Insurer had admitted assets of $8.6 billion (unaudited), total liabilities of $5.7 billion (unaudited), and total capital and surplus of $2.9 billion (unaudited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities.


   Furthermore, copies of the Insurer's year end financial statements prepared in accordance with statutory accounting practices are available without charge from the Insurer. A copy of the Annual Report on Form 10-K of the Company is available from the Insurer or the Securities and Exchange Commission. The address of the Insurer is 113 King Street, Armonk, New York 10504. The telephone number of the Insurer is (914) 273-4545. The Insurer's SEC filings are also available to the public over the Internet at the Insurer's web site at http://www.mbia.com.

   The Insurer's policy unconditionally and irrevocably guarantees to the Nuveen California Insured Municipal Bond Fund, the Nuveen Massachusetts Insured Municipal Bond Fund, and the Nuveen New York Insured Municipal Bond Fund the full and complete payment required to be made by or on behalf of the Issuer to the Paying Agent or its successor of an amount equal to (i) the principal of (either at the stated maturity or by an advancement of maturity pursuant to a mandatory sinking fund payment) and interest on, the Municipal Obligations as such payments shall become due but shall not be so paid (except that in the event of any acceleration of the due date of such principal by reason of mandatory or optional redemption or acceleration resulting from default or otherwise, other than any advancement of maturity pursuant to a mandatory sinking fund payment, the payments guaranteed by the Insurer's policy shall be made in such amounts and at such times as such payments of principal would have been due had there not been any such acceleration); and (ii) the reimbursement of any such payment which is subsequently recovered from the Fund pursuant to a final judgment by a court of competent jurisdiction that such payment constitutes an avoidable preference to the Fund within the meaning of any applicable bankruptcy law (a "Preference").



   The Insurer's policy does not insure against loss of any prepayment premium which may at any time be payable with respect to any Municipal Obligation. The Insurer's policy does not, under any circumstance, insure against loss relating to: (i) optional or mandatory redemptions (other than mandatory sinking fund redemptions); (ii) any payments to be made on an accelerated basis;
(iii) payments of the purchase price of Municipal Obligations upon tender by an owner thereof; or (iv) any Preference relating to (i) through (iii) above. The Insurer's policy also does not insure against nonpayment of principal of or interest on the Municipal Obligations resulting from the insolvency, negligence or any other act or omission of the Paying Agent or any other paying agent for the Municipal Obligations.


   With respect to small issue industrial development bonds and pollution control revenue bonds covered by the policy, the Insurer guarantees the full and complete payments required to be made by or on behalf of an issuer of such bonds if there occurs pursuant to the terms of the bonds an event which results in the loss of the tax-exempt status of interest on such bonds, including principal, interest or premium payments payable thereon, if any, as and when required to be made by or on behalf of the issuer pursuant to the terms of such bonds.

   When the Insurer receives from the paying agent or the Fund, (1) telephonic or telegraphic notice (subsequently confirmed in writing by registered or certified mail), or (2) written notice by registered or certified mail, that a required payment of any insured amount which is then due has not been made, the Insurer on the due date of such payment or within one business day after receipt of notice of such nonpayment, whichever is later, will make a deposit of funds, in an account with State Street Bank and Trust Company, N.A., in New York, New York, or its successor, sufficient for the payment of any such insured amounts which are then due. Upon presentment and surrender of such Municipal Obligations or presentment of such other proof of ownership of the Municipal Obligations, together with any appropriate instruments of assignment to evidence the assignment of the insured amounts due on the Municipal Obligations as are paid by the Insurer, and appropriate instruments to effect the appointment of the Insurer as agent for the Fund in any legal proceeding related to payment of insured amounts on Municipal Obligations, such instruments being in a form satisfactory to State Street Bank and Trust Company, N.A., State Street Bank and Trust Company, N.A. shall disburse to the Fund or the paying agent payment of the insured amounts due on such Municipal Obligations, less any amount held by the paying agent for the payment of such insured amounts and legally available therefor.

   Financial Guaranty Insurance Company ("Financial Guaranty")

   The Portfolio Insurance Policy is non-cancellable except for failure to pay the premium. The premium rate for each purchase of a security covered by the Portfolio Insurance Policy is fixed for the life of the Insured Bond prior to maturity of Insured Bonds during the month. In the event of a sale of any Insured Bond by the Fund or payment thereof prior to maturity, the Portfolio Insurance policy terminates as to such Insured Bond.

   Under the provisions of the Portfolio Insurance Policy, Financial Guaranty unconditionally and irrevocably agrees to pay to State Street Bank and Trust Company, or its successor, as its agent (the "Fiscal Agent"), that portion of the principal of and interest on the Insured Bonds which shall become due for payment but shall be unpaid by reason of nonpayment by the issuer of the Insured Bonds. The term "due for payment" means, when referring to the principal of an Insured Bond, its stated maturity date or the date on which it shall have been called for mandatory sinking fund redemption and does not refer to any earlier date on which payment is due by reason of call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity and means, when referring to interest on an Insured Bond, the stated date for payment of interest. In addition, the Portfolio Insurance Policy covers nonpayment by the issuer that results from any payment of principal or interest made by such issuer on the Insured Bond to the Fund which has been recovered from the Fund or its shareholders pursuant to the United States Bankruptcy Code by a trustee in bankruptcy in accordance with a final, nonappealable order of a court having competent jurisdiction.

   Financial Guaranty will make such payments to the Fiscal Agent on the date such principal or interest becomes due for payment or on the business day next following the day on which Financial Guaranty shall have received notice of nonpayment, whichever is later. The Fiscal Agent will disburse the Trustee the face amount of principal and interest which is then due for payment but is unpaid by reason of nonpayment by the issuer, but only upon receipt by the Fiscal Agent of (i) evidence of the Trustee's right to receive payment of the principal or interest due for payment and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest due for payment thereupon shall vest in Financial Guaranty. Upon such disbursement, Financial Guaranty shall become the owner of the Insured Bond, appurtenant coupon or right to payment of principal or interest on such Insured Bond and shall be fully subrogated to all of the Trustee's rights thereunder, including the right to payment, thereof.

   In determining whether to insure municipal securities held in the Fund, Financial Guaranty will apply its own standards which are not necessarily the same as the criteria used in regard to the selection of securities by the Fund.

   Certain of the municipal securities insured under the Portfolio Insurance Policy may also be insured under an insurance policy obtained by the issuer of such municipal securities. The premium for any insurance policy or policies obtained by an issuer or Insured Bonds has been paid in advance by such issuer and any such policy or policies are non-cancellable and will continue in force so long as the Insured Bonds so insured are outstanding. Financial Guaranty has also agreed, if requested by the Funds on or before the fifth day preceding the 1st day of any month, to insure to maturity Insured Bonds sold by the Trustee during the month immediately following such request of the Funds. The premium for any such insurance to maturity provided by Financial Guaranty is paid by the Fund and any such insurance is non-cancellable and will continue in force so long as the Bonds so insured are outstanding.

   Financial Guaranty is a wholly-owned subsidiary of FGIC Corporation (the "Corporation"), a Delaware holding company. The Corporation is a subsidiary of General Electric Capital Corporation ("GE Capital"). Neither the Corporation nor GE Capital is obligated to pay the debts of or the claims against Financial Guaranty. Financial Guaranty is a monoline financial guaranty insurer domiciled in the State of New York and subject to regulation by the State of New York Insurance Department. As of December 31, 2001, the total capital and surplus of Financial Guaranty was approximately $1.002 billion. Financial Guaranty prepares financial statements on the basis of both statutory accounting principles and generally accepted accounting principles. Copies of such financial statements may be obtained by writing to Financial Guaranty at 115 Broadway, New York, New York 10006, Attention: Communications Department (telephone number: (212) 312-3000) or to the New York State Insurance
Department at 25 Beaver Street, New York, New York 10004-2319, Attention:
Financial Condition Property/Casualty Bureau (telephone number: (212) 480-5187).


   The policies of insurance obtained by the Fund from Financial Guaranty and the negotiations in respect thereof represent the only relationship between Financial Guaranty and the Fund. Otherwise neither Financial Guaranty nor its parent, FGIC Corporation, or any affiliate thereof has any significant relationship, direct or indirect, with the Funds or the Board of Trustees of the Funds.

   The above municipal bond insurers have insurance claims-paying ability ratings of AAA from S&P and Aaa from Moody's. Financial Guaranty also has an insurance claims-paying ability rating of AAA from Fitch.

   An S&P insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with its terms. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by S&P. Capacity to honor insurance contracts is adjudged by S&P to be extremely strong and highly likely to remain so over a long period of time. A Moody's insurance claims-paying ability rating is an opinion of the ability of an insurance company to repay punctually senior policyholder obligations and claims. An insurer with an insurance claims-paying ability rating of Aaa is adjudged by Moody's to be of the best quality. In the opinion of Moody's, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carry the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company's fundamentally strong position.

   An insurance claims-paying ability rating by S&P or Moody's does not constitute an opinion on any specific contract in that such an opinion can only be rendered upon the review of the specific insurance contract. Furthermore, an insurance claims-paying ability rating does not take into account deductibles, surrender or cancellation penalties or the timeliness of payment, nor does it address the ability of a company to meet nonpolicy obligations (i.e., debt contracts).

   The assignment of ratings by S&P or Moody's to debt issues that are fully or partially supported by insurance policies, contracts or guarantees is a separate process form the determination of claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

   S&P's and Moody's ratings are not recommendations to buy, sell or hold the Municipal Obligations insured by policies issued by Ambac Assurance, Financial Security, MBIA or Financial Guaranty and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the Municipal Obligations insured by policies issued by Ambac Assurance, Financial Security, MBIA or Financial Guaranty.

   S&P's ratings of Ambac Assurance, Financial Security, MBIA and Financial Guaranty should be evaluated independent of Moody's ratings. Any further explanation as to the significance of the ratings may be obtained only from the applicable rating agency. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

Portfolio Trading and Turnover

   The Funds will make changes in their investment portfolio from time to time in order to take advantage of opportunities in the municipal market and to limit exposure to market risk. The Funds may also engage to a limited extent in short-term trading consistent with their investment objective. Securities may be sold in anticipation of market decline or purchased in anticipation of market rise and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Nuveen Advisory believes to be a temporary disparity in the normal yield relationship between the two securities. Each Fund may make changes in its investment portfolio in order to limit its exposure to changing market conditions. Changes in a Fund's investments are known as "portfolio turnover." While it is impossible to predict future portfolio turnover rates, the annual portfolio turnover rate for each Fund is generally not expected to exceed 75%. However, each Fund reserves the right to make changes in its investments whenever it deems such action advisable and, therefore, a Fund's annual portfolio turnover rate may exceed 75% in particular years depending upon market conditions.


   The portfolio turnover rates for the 2001 and 2002 fiscal year-ends of the Funds were:



                                                            FISCAL YEAR
                                                            2001  2002
                                                            ----  ----
           Nuveen California Municipal Bond Fund........... 39%    6%
           Nuveen California Insured Municipal Bond Fund... 16%   40%
           Nuveen Connecticut Municipal Bond Fund..........  7%   20%
           Nuveen Massachusetts Municipal Bond Fund........ 13%   16%
           Nuveen Massachusetts Insured Municipal Bond Fund  8%   23%
           Nuveen New Jersey Municipal Bond Fund........... 12%    7%
           Nuveen New York Municipal Bond Fund............. 28%   11%
           Nuveen New York Insured Municipal Bond Fund..... 15%   17%




When-Issued or Delayed-Delivery Securities

   Each Fund may purchase and sell Municipal Obligations on a when-issued or delayed-delivery basis. When-issued and delayed-delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 15-45 days.) On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed-delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time a Fund makes the commitment to purchase a Municipal Obligation on a when-issued or delayed-delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining its net asset value. Likewise, at the time a Fund makes the commitment to sell a Municipal Obligation on a delayed-delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the Municipal Obligation sold pursuant to a delayed-delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Funds will maintain designated readily marketable assets at least equal in value to commitments to purchase when-issued or delayed-delivery securities, such assets to be segregated by the Custodian specifically for the settlement of such commitments. The Funds will only make commitments to purchase Municipal Obligations on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities, but the Funds reserve the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt. The Funds commonly engage in when-issued transactions in order to purchase or sell newly-issued Municipal Obligations, and may engage in delayed-delivery transactions in order to manage its operations more effectively.

   Each Fund also may buy when-issued and delayed-delivery securities that settle more than 60 days after purchase. These transactions are called "forwards." Municipal "forwards" pay higher interest after settlement than standard bonds, to compensate the buyer for bearing market risk and deferring income during the settlement period, and can often be bought at attractive prices and yields. If a Fund knows that a portfolio bond will, or is likely to, be called or mature on a specific future date, the Fund may buy forwards settling on or about that date to replace the called or maturing bond and "lock in" a currently attractive interest rate.




Special Considerations Relating to Municipal Obligations of Designated States



   As described in the Prospectus, except for investments in temporary investments, each of the Funds will invest substantially all of its assets (at least 80%) in Municipal Obligations, generally Municipal Obligations issued in its respective state. Each Fund is therefore more susceptible to political, economic or regulatory factors adversely affecting issuers of Municipal Obligations in its state. Brief summaries of these factors are contained in the Prospectus. Set forth below is additional information that bears upon the risk of investing in Municipal Obligations issued by public authorities in the states of currently offered Funds. This information was obtained from official statements of issuers located in the respective states, as well as from other publicly available official documents and statements. The Funds have not independently verified any of the information contained in such statements and documents. The information below is intended only as a general summary and is not intended as a discussion of any specific factor that may affect any particular obligation or issuer.



Factors Pertaining to California



   Except to the extent the California Municipal Bond Fund and the California Insured Municipal Bond Fund (the "California Funds") invest in temporary investments, the California Funds will invest substantially all of their assets in California Municipal Obligations. The California Funds are therefore susceptible to political, economic or regulatory factors affecting issuers of California Municipal Obligations. These include the possible adverse effects of certain California constitutional amendments, legislative measures, voter initiatives and other matters that are described below. The following information provides only a brief summary of the complex factors affecting the financial situation in California and is derived from sources that are generally available to investors and believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in California or contained in Official Statements for various California Municipal Obligations.

   During the early 1990's, California experienced significant financial difficulties, which reduced its credit standing, but the State's finances have improved since 1994. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate again, its credit ratings could be further reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.



Economic Overview


   California's economy, the largest in the nation, is beginning to show modest signs of recovery from the recession that has plagued the State in recent months. However, the State's unemployment rate has substantially increased relative to last year (5.9% in May 2002 versus 4.7% in May 2001) and remains slightly above above the national rate of 5.5% in May 2002. California's per capita income was $32,678 in 2001, which reflects a slim 1.6% increase from the 2001 per capita income average.



   In 1997, laws that deregulated California's electricity market required investor-owned utilities (IOUs) to sell the majority of their power generation plants and to purchase electricity daily on the State's newly-created power exchange. The deregulation legislation also froze retail electric rates charged by the IOUs through 2002 or until the utilities stranded costs were paid off. Beginning in June, 2000, prices of wholesale power costs began to soar as power demand outstripped available power supply. In an effort to aid the IOUs, the State began purchasing electric power in the open market on behalf of the utilities. Because of the legislated price constraints, the State's two largest IOUs, Pacific Gas & Electric (PG&E) and Southern California Edison (SCE), were prevented from passing their higher costs on to their California retail customers. The inequity in costs and revenues led to significant financial losses for both IOUs and caused PG&E to seek Chapter 11 bankruptcy protection in April 2001.



   The State eventually approved rate hikes that were implemented in the summer of 2001. The rate hikes affected nearly half of the nine million power customers throughout the State. Many residential customers and industrial firms experienced 50% rate hikes, while top industrial customers faced increases as high as 300%. Despite increasing rates, State power purchases during the power crisis exceeded $6 billion. The purchases, made from the State's General Fund, have essentially depleted the State's financial reserves, which has placed pressure on the State's credit ratings and bond prices. The State has approved a $13.4 billion bond issue designed to reimburse the State for recent power purchases, as well as help fund future power purchases on the open market, if necessary. However, as of June 1, 2002, the State power bonds had yet to be issued.



   The imbalance between supply and demand is expected to continue due to the State's steady population growth, as well as the State's additional technology and telecommunications infrastructure needs. State officials have granted approval for fifteen major power plants, four of which came online late last summer. The State also passed legislation that will limit future power purchase draws on the State's General Fund to $500 million.



Constitutional Limitations on Taxes, Other Charges and Appropriations


   Limitation on Property Taxes. Certain California Municipal Obligations may be obligations of issuers that rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as Proposition 13. Briefly, Article XIIIA limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.



   Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.



   Article XIIIA prohibits local governments from raising revenues through ad valorem property taxes above the 1% limit. It also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." Court decisions, however, allowed a non-voter approved levy of "general taxes" that were not dedicated to a specific use.



   Limitation on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.



   Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote. Further, any general purpose tax that was imposed, extended or increased without voter approval after December 31, 1994, must be approved by a majority vote within two years.



   Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. Article XIIID also contains several new provisions affecting "fees" and "charges," defined for purposes of Article XIIID to mean "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges that generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property related" for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.



   In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.



   The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters and it is not possible at this time to predict with certainty the outcome of such determinations. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments and, for this reason, some ratings of California cities and counties have been, and others may be, reduced.



   Appropriations Limits. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds that are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.



   Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.



   The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State's economy.



   "Excess" revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. During fiscal year 1986-87, State receipts from proceeds of taxes exceeded its appropriations limit by $1.1 billion, which was returned to taxpayers. Since that year, appropriations subject to limitation have been under the State limit. State appropriations were $4 billion under the limit for fiscal year 1997-98.



   Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California Municipal Obligations or on the ability of the State or local governments to pay debt service on such California Municipal Obligations. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles, or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Future initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

Obligations of the State of California


   Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of June 30, 2001, the State had outstanding approximately $20 billion of long-term general obligation bonds, and $6.7 billion of lease-purchase debt supported by the State General Fund. The State also had approximately $11.4 billion of authorized and unissued general obligation bonds.



Recent Financial Results


   The principal sources of General Fund revenues in 2000-01 were the California personal income tax (57% of total revenues), the sales and use tax (27%), and bank and corporation taxes (9%). The State maintains a Special Fund for Economic Uncertainties (the "SFEU"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available.



   General. Throughout the 1980's, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted, which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of General Fund revenues (currently about 35%).



   Since the start of the 1990-91 fiscal year, the State has faced adverse economic, fiscal, and budget conditions. The economic recession seriously affected State tax revenues. It also caused increased expenditures for health and welfare programs. As a result of the strengthening State economy, General Fund revenue growth is now outpacing the costs associated with many of the larger programs supported by the General Fund. However, the State will face additional challenges in coming years by the expected need to substantially increase capital and operating funds for State infrastructure needs, as well as corrections resulting from a "Three Strikes" law enacted in 1994.



   Recent Budgets. As a result of these factors, among others, from the late 1980's until 1992-93, the State had a period of nearly chronic budget imbalance, with expenditures exceeding revenues in four out of six years. The State accumulated and sustained a budget deficit in the budget reserve, the SFEU, approaching $2.8 billion at its peak at June 30, 1993. Starting in the 1990-91 fiscal year and for each year thereafter, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance and to close large "budget gaps" that were identified. The Legislature and Governor eventually agreed on a number of different steps to produce Budget Acts in fiscal years 1991-92 to 1995-96 (although not all of these actions were taken in each year):



  .  significant cuts in health and welfare program expenditures;



  . transfers of program responsibilities and some funding sources from the State to local governments, coupled with some reduction in mandates on local government;



  . transfer of about $3.6 billion in annual local property tax revenues from cities, counties, redevelopment agencies, and some other districts to local school districts, thereby reducing state funding for schools;



  . reduction in growth of support for higher education programs, coupled with increases in student fees;

  . revenue increases (particularly in the 1992-92 fiscal year budget), most of which were for a short duration;



  . increased reliance on aid from the federal government to offset the costs of incarcerating, educating and providing health and welfare services to undocumented aliens (although these efforts have produced much less federal aid than the State Administration had requested); and



  .  various one-time adjustment and accounting changes.



   Despite these budget actions, the effects of the recession led to large unanticipated deficits in the SFEU, as compared to projected positive balances. By the start of the 1993-94 fiscal year, the accumulated deficit was so large (almost $2.8 billion) that it was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, to carry the final retirement of the deficit into 1995-96.



   The combination of stringent budget actions cutting State expenditures, and the turnaround of the economy by late 1993, finally led to the restoration of positive financial results. While General Fund revenues and expenditures were essentially equal in fiscal year 1992-93 (following two years of excess expenditures over revenues), the General Fund had positive operating results in fiscal years 1993-94, 1994-95, and 1995-96, which reduced the accumulated budget deficit to about $70 million as of June 30, 1996.



   A consequence of the accumulated budget deficits in the early 1990's, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 fiscal year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish its cash reserves, the State Controller was forced to issue approximately $3.8 billion of registered warrants ("IOUs") over a 2-month period to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court orders.



   The State's cash condition became so serious that from late spring 1992 until 1995, the State had to rely on issuance of short term notes that matured in a subsequent fiscal year to finance its ongoing deficit and pay current obligations. With the repayment of the last of these deficit notes in April 1996, the State does not plan to rely further on external borrowing across fiscal years, but will continue its normal cash flow borrowings during a fiscal year.



   Proposed 2002-03 Budget. In January 2001, the Governor released his proposed budget for fiscal year 2002-03. Based on the Governor's May revision, General Fund revenues (including transfers) are projected to be $78.6 billion and proposes expenditures to be $76.5 billion. The Governor has also revised earlier estimates regarding substantial shortfalls in capital gains income and stock option income for the upcoming fiscal year (beginning July 1/st/). Consequently, the May Revision projects a $23.6 billion budget deficit for fiscal year 2003. The Governor plans to utilize a number of methods to address the looming budget deficits, including expenditure cuts, tax increases, funding shifts and expanded borrowing.



   The State's budget continues to be under stress from mandated spending on education, a rising prison population, and social needs of a growing population with many immigrants. These factors, which limit State spending growth, also put pressure on local governments. There can be no assurances that, if economic conditions weaken, or other factors intercede, the State will not experience budget gaps in the future.



Bond Ratings


   The ratings on California's long-term general obligation bonds were reduced in the early 1990's from "AAA" levels that had existed prior to the recession. Standard & Poor's has affirmed its A+ rating on the State's general obligation debt. However, the agency's outlook on the State was changed to "negative" from "stable," citing concerns relating to the State's massive budget deficits and recent cash flow weakness. In November 2001, Moody's downgraded its California general obligation bond rating to A1 from Aa3, citing reservations regarding the State's ability to restore fiscal balance in the near-term. Fitch maintains its AA rating, however, the State remains on negative watch. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the California Funds may invest. Furthermore, it cannot be assumed that California will maintain its current credit ratings.



Legal Proceedings


   The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. Trial courts have recently entered tentative decisions or injunctions that would overturn several parts of the State's recent budget compromises. The matters covered by these lawsuits include the property tax shift from counties to school districts, the Controller's ability to make payments within a State budget, and various other issues. All of these cases are subject to further proceedings and appeals, and if California eventually loses, the final remedies may not have to be implemented in one year.



Obligations of Other Issuers of California Municipal Obligations


   There are a number of agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.



   State Assistance. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies, and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 "bailout" aid. Local governments have in return received greater revenues and flexibility to operate health and welfare programs. To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties.



   Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were to be enacted by June 1997, in order to comply with federal welfare reform law. It is not yet known what the overall impact will be on local government finances.

   Assessment Bonds. California Municipal Obligations, which are assessment bonds, may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land that is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.



   California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the General Fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Litigation is brought from time to time that challenges the constitutionality of such lease arrangements.



Other Considerations


   The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by healthcare and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.



   Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and Standard & Poor's suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB and only resumed such ratings on a selective basis.



   Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity that increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.



   The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced that would modify existing taxes or other revenue-raising measures or that would further limit or, alternatively, increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on California Municipal Obligations in which the California Fund may invest, future allocations of state revenues to local governments, or the abilities of state or local governments, to pay the interest on, or repay the principal of, such California Municipal Obligations.



   Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damage. The federal government provided more than $13 billion in aid for both earthquakes and neither event is expected to have any long-term negative economic impact. Any California Municipal Obligation in the California Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates, (ii) an insurer to perform on its contracts of insurance in the event of widespread losses, or (iii) the federal or State government to appropriate sufficient funds within its respective budget limitations.



Factors Pertaining to Connecticut



   Except to the extent the Connecticut Municipal Bond Fund (the "Connecticut Fund") invests in temporary investments, the Connecticut Fund will invest substantially all of its net assets in Connecticut Municipal Obligations. The Connecticut Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of Connecticut Municipal Obligations. The following briefly summarizes the current financial situation of the State of Connecticut. It is derived from sources that are generally available to investors and is based in part on information obtained from various agencies in Connecticut. No independent verification has been made of the accuracy or completeness of the following information. There can be no assurance that current or future State or regional economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Connecticut Municipal Obligations in the Connecticut Fund or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.



   Economy. The Connecticut economy, like the national economy, has suffered through a recession in recent months. Although the State economy is beginning to show signs of recovery, the rebound in Connecticut's manufacturing sector has been relatively weak. However, Connecticut continued to lead the nation in average per capita income ($41,930) in 2001. Once heavily reliant on the insurance, defense manufacturing, finance, and real estate industries, the State's economy has become more diversified, benefiting from growth in communications, pharmaceuticals, gaming and health care, which have all contributed to the diversification of Connecticut's traditionally industrial economic base Unemployment remains below the national average, registering 3.9% in May 2002 versus the national average of 5.5% for the same period.



   According to results of the 2000 Census, Connecticut's population has increased by only 3.6% over the most recent decade, which represents the fourth lowest population increase in the nation. Although population growth has been relatively stagnant, the majority of the expansion that has occurred has been outside of Connecticut's major cities, while the State's urban areas continue to grapple with population losses resulting from migration to the nearby metropolitan areas of New York City and Boston. Connecticut's three largest cities, Hartford, New Haven, and Bridgeport, all reported population declines during the 1990's and continue to struggle with above average rates of unemployment and lower per capita income levels.



   Recent Financial Results. The principal sources of revenue in the State's General Fund during fiscal year 2001 were personal income tax receipts and sales tax collections that accounted for 37% and 24% of total General Fund revenues, respectively. The State posted a $13 million General Fund surplus during its most recent fiscal year. Approximately $31 million was also placed into the State Rainy Day Fund, bringing its balance to $595 million.



   Litigation. The State, its units, and employees are parties to several legal proceedings that may normally occur in government operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and federal laws. There are several legal proceedings in which the State is involved that may be adversely decided against the State. It is unknown what effect, if any, these adverse decisions may have on future State expenditures or revenue sources of the State.



   Ratings. As of June 1, 2002, Moody's has maintained its Aa2 rating on Connecticut's general obligation debt. Standard & Poor's and Fitch have also affirmed their AA ratings. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Connecticut Fund may invest. Furthermore, there can be no assurance that the State of Connecticut will maintain its current credit ratings.



   Other Issuers of Connecticut Obligations. There are a number of agencies, instrumentalities and political subdivisions of the State of Connecticut that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State of Connecticut. The brief summary above does not address, nor does it attempt to address, any difficulties and the financial situations of those other issuers of Connecticut Municipal Obligations.



Factors Pertaining to Massachusetts



   Except to the extent the Massachusetts Municipal Bond Fund and the Massachusetts Insured Municipal Bond Fund (the "Massachusetts Funds") invest in temporary investments, the Massachusetts Funds will invest substantially all of their net assets in Massachusetts Municipal Obligations. The Massachusetts Funds are therefore susceptible to political, economic or regulatory factors affecting issuers of Massachusetts Municipal Obligations. Without intending to be complete, the following briefly summarizes the current financial situation, as well as some of the complex factors affecting the financial situation, in the Commonwealth of Massachusetts. It is derived from sources that are generally available to investors and is based in part on information obtained from various agencies in Massachusetts. No independent verification has been made of the accuracy or completeness of the following information. There can be no assurance that current or future State or regional economic difficulties, and the resulting impact on the Commonwealth or local government finances generally, will not adversely affect the market value of Massachusetts Municipal Obligations in the Massachusetts Funds or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.



   The Massachusetts economy, like the national economy, has struggled through a recession in recent months. Unemployment remains below the national average, registering 4.2% in May 2002 versus the national rate of 5.5% for the same period. The robust employment growth the Commonwealth enjoyed throughout the late 1900's has subsided, with every sector of the Massachusetts economy (excluding construction) currently experiencing job losses. Large public works projects in the Boston area, including the $14 billion Central Artery Project and the $1 billion modernization program at Logan International Airport, continue to drive employment growth in the construction sector. Per capita income levels remain high at approximately$38,845, placing Massachusetts second among the states for per capita income levels. The service sector is the largest sector in the Massachusetts economy, followed by wholesale and retail trade, manufacturing, and government employment.



   The Massachusetts economy is fairly concentrated in the eastern portion of the State, with more than 50% of its total population residing in the metropolitan Boston area. Of the 17 Fortune 500 companies located in the State in 1998, 15 were located in the metropolitan Boston region. While many of the communities in the eastern portion of the State benefited from the economic expansion of the 1990's, several areas outside the metropolitan Boston region did not participate as fully and continue to be hampered by higher unemployment, lower per capita income, and stagnant property values.



   Central Artery/Tunnel Project. In 1983, construction began on the Central Artery/Tunnel Project (also referred to as the "Big Dig"), which remains one of the most complex infrastrucure projects in the nation. The project involves the depression and widening of Boston's Central Artery (Interstate 93), which connects the city's downtown area to the City of Cambridge. In addition, the project includes the widening of the Ted Williams Tunnel, which connects Boston's downtown area to Logan International Airport and other points. As of June 1, 2002, project managers estimated that the project is approximately 82% complete. Last summer, leaks were discovered in the portion of the project that will carry I-90 through the Fort Point Channel in Downtown Boston. Consequently, the estimated opening of Massachusetts Turnpike Extension has been delayed approximately sixty days to September 2002 at the earliest. Additional phases of the project that were scheduled to open to general traffic during October and November of this year will likely experience further delays as well.



   Although the financial resources of the Commonwealth have been utilized to resolve Big Dig budget shortfalls in the past, there is no assurance that future project cost revisions will not occur, nor that these revisions will not result in additional expenditures by the Commonwealth. However, it should be noted that the Federal Government has capped its contribution to the Big Dig project. Through June 2002, approximately $6.8 billion of debt obligations have previously been issued for the project by various entities including the Commonwealth, the Massachusetts Turnpike Authority, and the Massachusetts Port Authority.



   Recent Financial Results. The Commonwealth's revenues exceeded expenditures in fiscal year 2001, for the eleventh consecutive year. The Commonwealth's ended fiscal year 2001 with a governmental fund balance of $4.4 billion and its "Rainy Day" fund balance increased to $1.7 billion, which represents approximately 7% of fiscal year 2001 total revenue estimates.



   2003 Fiscal Year Budget. As of June 1, 2002, the Commonwealth has yet to adopt a budget for its 2003 fiscal year, which will begin on July 1/st/. The eventual date of adoption cannot be determined at this time.



   Debt Ratings. As of June 1, 2002, Standard & Poor's and Fitch have both maintained their AA- ratings on the Commonwealth's general obligation debt. In December 2001, Moody's affirmed its Aa2 rating. However, the agency's outlook was adjusted to "negative" from "stable" due to severe budget stress that is expected to continue throughout fiscal years 2003 and 2004. The major rating agencies also affirmed their Aa2, AA-, and AA- ratings on the City of Boston's general obligation debt. These ratings reflect the State's and City's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Massachusetts Funds may invest. Furthermore, it cannot be assumed that the City of Boston or the Commonwealth will maintain its current credit ratings.



   The residual effects of the terrorist attacks, in addition to the cost overruns that have been associated with the Big Dig, have affected the credit ratings of the entities that share the cost burden of the project, including the Massachusetts Turnpike Authority (MTA) and the Massachusetts Port Authority (Massport). Moody's and Fitch maintain their Aa3 and AA- ratings respectively on MTA's outstanding debt obligations. However, both agencies have revised their outlook to "negative" from "stable," citing concerns regarding deferrals of proposed rate increases during a period in which the MTA is experiencing traffic and revenue declines and increased security costs as a result of the terrorist attacks. Standard & Poor's maintains its AA- rating on MTA's outstanding debt obligations.



   In the weeks immediately following the terrorist attacks, Standard & Poor's maintained its Aa3 rating on MassPort's outstanding debt obligations but revised its outlook to "negative" from "stable," citing expectations that MassPort would continue to face financial pressures due to its substantial exposure to Logan International Airport. Fitch and Standard & Poor's have both downgraded their ratings on MassPort debt obligations to A+ and AA-, respectively, citing a number of the same concerns. These ratings reflect the credit quality of Commonwealth, the MTA, and Massport only and do not indicate the creditworthiness of other tax-exempt securities in which the Massachusetts Funds may invest. Furthermore, there can be no assurance that these entities will maintain their current credit ratings.



   In the late 1980's and early 1990's, the Commonwealth and certain of its public bodies and municipalities faced serious financial difficulties which affected the credit standing and borrowing abilities of Massachusetts and its respective entities and may have contributed to higher interest rates on debt obligations. While many of the financial and economic challenges are being addressed, difficulties could arise again in the future. Such financial difficulties could result in declines in the market values of, or default on, existing obligations including Massachusetts Municipal Obligations in the Massachusetts Funds. Should there be during the term of the Funds a financial crisis relating to Massachusetts, its public bodies or municipalities, the market value and marketability of all outstanding bonds issued by the Commonwealth and its public authorities or municipalities including the Massachusetts Municipal Obligations in the Funds and interest income to the Funds could be adversely affected.



   Total Bond and Note Liabilities. The total general obligation bond indebtedness of the Commonwealth (including Dedicated Income Tax Debt and Special Obligation Debt) as of June 30, 2001 was approximately $14 billion.



   Certain Liabilities. Among the material future liabilities of the Commonwealth are significant unfunded general liabilities of its retirement systems and a program to fund such liabilities. Starting in 1978, the Commonwealth began assuming full financial responsibility for all costs of the administration of justice within the Commonwealth. The Commonwealth continues its demands to raise aggregate aid to cities, towns, schools and other districts and transit authorities above current levels. In addition, Medicaid expenditures have increased each year since the program was initiated. The Commonwealth has signed consent decrees to continue improving mental health care and programs for the mentally retarded in order to meet federal standards, including those governing receipt of federal reimbursements under various programs, and the parties in those cases have worked cooperatively to resolve the disputed issues.



   As a result of comprehensive legislation approved in January 1988, the Commonwealth is required to fund future pension liabilities currently and to amortize the Commonwealth's unfunded liabilities over 30 years. The funding schedule must provide for annual payments in each of the ten years ended with fiscal year 1998 that are at least equal to the total estimated pay-as-you-go pension costs in each year. As a result of this requirement, the funding requirements for fiscal years 1996, 1997 and 1998 are estimated to be increased to approximately $1.007 billion, $1.061 billion and $1.065 billion, respectively.



   Litigation. The Commonwealth is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the Commonwealth arising from alleged torts, alleged breaches of contracts, environmental disputes, and other alleged violations of State and federal laws. Included in the Commonwealth's outstanding litigation are a number of cases challenging the Commonwealth's school district financing formulas, as well as various disputes arising from the Division of Medical Assistance's prepayment and postpayment review programs. Adverse judgments in these matters generally could result in the expenditure of the Commonwealth's funds. However, the Commonwealth is unable to estimate its total exposure to these claims.



   Tax Limitation Measures. The Commonwealth and its cities and towns operate under certain revenue-raising limitations. Proposition 2 1/2, which was passed by voters in 1980, restricts the annual increase in property taxes levied by cities and towns to 2.5% of the prior fiscal year's tax levy plus 2.5% of the value of new properties and significant improvements to property. Limits on state tax revenues were approved by voters in 1986. While the State and most of its municipalities have managed within these constraints in recent years, these limitations could reduce financial flexibility in the future under different economic conditions.



   Other Issuers of Massachusetts Obligations. There are a number of agencies, instrumentalities and political subdivisions of the Commonwealth that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the Commonwealth. The brief summary above does not address, nor does it attempt to address, any difficulties and the financial situations of those other issuers of Massachusetts Municipal Obligations.



Factors Pertaining to New Jersey



   Except to the extent the New Jersey Municipal Bond Fund (the "New Jersey Fund") invests in temporary investments, the New Jersey Fund will invest substantially all of its assets in New Jersey Municipal Obligations. The New Jersey Fund is therefore susceptible to political, economic or regulatory factors affecting New Jersey and governmental bodies within New Jersey. The following information provides only a brief summary of the complex factors affecting the financial situation in New Jersey and is derived from sources that are generally available to investors and believed to be accurate. It is based in part on information obtained from various State and local agencies in New Jersey or contained in Official Statements for various New Jersey Municipal Obligations. There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of

New Jersey Municipal Obligations in the New Jersey Fund or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.



   The State and Its Economy. The New Jersey economy, like the national economy, has suffered through a recession in recent months. As a result of the events of September 11, 2001, several firms temporarily relocated from New York City into areas of northern New Jersey. According to one report, New Jersey has managed to retain nearly half of the finance jobs the State gained immediately after the terrorist attacks (an estimated 6,000 positions). However, New Jersey recorded a 5.2% unemployment rate in May 2002, substantially above the 3.8% level posted in May 2001, due to offsetting layoffs in other sectors, including telecommunications and manufacturing. Despite escalating unemployment, New Jersey remains one of the country's wealthiest states, ranking third among the states in per capita income, which was $38,153 in 2001.



   On July 12, 1994, the New Jersey Supreme Court declared the State's Quality Education Act of 1990 unconstitutional and gave the Chief Executive and the Legislature until Fiscal Year 1998 to achieve "substantial equivalence" between spending on pupils in poor urban districts and spending on their counterparts in wealthy suburban districts. Fiscal year 1998 marked the implementation of a new school funding formula specified by the Comprehensive Education Improvement and Financing Act of 1996. However, late in 1997, the State Supreme Court found that the new law still provided insufficient funding. In response, the State increased its budgeted aid for fiscal year 1998 to provide parity aid to affected districts. On May 21, 1998, the State Supreme Court accepted the State's plan to use a nationally acclaimed reading-based program called "Success for All" and other "whole-school reforms" to assure the "thorough and efficient" education required by the State constitution.



   In October 1997, the Supreme Court declined to hear appeals regarding the unconstitutionality of the State's flow control legislation and thus opened the State's solid waste market to competition. New Jersey's solid waste facilities have approximately $1.5 billion of debt outstanding and have faced rating downgrades since 1996 as a result of the federal court ruling that the State's flow control legislation was illegal. The State has taken several actions in order to help New Jersey counties raise more money to pay off their debt, including the imposition of an environmental investment charge on either trash haulers or businesses or residences that generate the trash and the inclusion of $20 million in FY97 and FY98 budgets.



   Various New Jersey solid waste issuers have encountered financial difficulty in meeting debt service obligations in recent years. Although the State has intervened somewhat by creating an emergency reserve for financially distressed solid waste issuers, concerns surrounding the overall fiscal health of the solid waste sector remain.



   State Litigation. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, environmental disputes, disputes arising from the alleged disposal of hazardous waste, and other alleged violations of State and federal laws. Adverse judgments in these matters generally could result in the expenditure of State funds. However, the State is unable to estimate its total exposure to these claims.



   Debt Ratings. In March 2002, Moody's downgraded New Jersey's general obligation bonds to Aa2 from Aa1, citing "the dramatic negative effect of the depressed stock market and weakened financial services industry on the state's revenues and overall financial plan." Moody's maintains a "negative" outlook on the State's general obligation bonds due to New Jersey's structural budget imbalance and lack of adequate short-term reserves to offset recent declines in State tax collections. In May 2002, Fitch followed with a downgrade to AA from AA+, citing a number of the same budget concerns. As of June 1, 2002, Standard & Poor's maintains its AA+ rating on the State's general obligation debt. However, in January of this year, the rating agency revised its outlook to "negative" from "stable," citing rapid declines in state tax revenues and ongoing concerns regarding the State's budget imbalance. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the New Jersey Fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.



   Other Issuers of New Jersey Obligations. There are a number of agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State of New Jersey. The brief summary above does not address, nor does it attempt to address, any difficulties and the financial situations of those other issuers of New Jersey Municipal Obligations.



Factors Pertaining to New York



   Except to the extent the New York Municipal Bond Fund and the New York Insured Municipal Bond Fund (the "New York Funds") invest in temporary investments, the New York Funds will invest substantially all of their assets in New York Municipal Obligations. The New York Funds are therefore susceptible to political, economic or regulatory factors affecting the State of New York (the "State") and governmental bodies within the State. Some of the more significant events and conditions relating to the financial situation in New York are summarized below. The following information provides only a brief summary of the complex factors affecting the financial situation in New York and is derived from sources that are generally available to investors and believed to be accurate. It is based on information drawn from official statements and prospectuses issued by, and other information reported by, the State, by its various public bodies (the "Agencies"), and by other entities located within the State, including the New York City (the "City"), in connection with the issuance of their respective securities.



   There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of New York Municipal Obligations held in the portfolio of the New York Funds or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.



   (1) The State: Due to the events of September 11, 2001, the recession in the State has been more severe than the economic slowdown that has plagued the nation in recent months. State unemployment rates have escalated. Through May 2002, the State recorded an unemployment rate of 5.8%, slightly above the 5.5% national average. Despite rising unemployment, the State remains one of the wealthier states in the nation. The State's 2001 average per capita personal income was $35,884, which represents a 3.4% increase over 2000 levels.



   Disparities between the performance of the upstate and downstate economies remain. Throughout recent years, improvement in the upstate economy has not been as pronounced as in downstate areas, like the City, because many upstate communities did not participate as fully in the economic expansion of the late 1990's. However, in a reversal of recent trends, the upstate economy is strengthening due to increased activity in the manufacturing sector. Downstate, the City's economy continues to struggle due in large part to depressed investment banking activity on Wall Street



   Indebtedness. As of March 31, 2001, the total amount of State general obligation debt stood at $4.35 billion. The State's general obligation debt is voter approved. In June 1990, legislation was enacted creating the New York Local Government Assistance Corporation ("LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. LGAC is authorized to issue up to $4.7 billion in bonds plus amounts necessary to fund capital reserve, costs of issuance and, in certain cases, capitalized interest. LGAC has issued all of its authorization. Any issuance of bonds by LGAC in the future will be for refunding purposes only.



   Financing of capital programs by other public authorities of the State is also obtained from lease-purchase and contractual-obligation financing arrangements (nonvoter approved), the debt service for which is paid from State appropriations. As of March 31, 2001, there were $32.6 billion of such other financing arrangements outstanding and additional financings of this nature by public authorities including LGAC. In addition, certain agencies had issued and have outstanding approximately $600 million of "moral obligation financings" as of March 31, 1999, which are to be repaid from project revenues. There has never been a default on moral obligation debt of the State.



   State Budget. On May 15, 2002, the State Legislature adopted a budget for its 2003 fiscal year, which began on April 1, 2002. The $89.6 billion budget provides a record $14.6 billion for public schools. The budget also reduced taxpayer-supported General Fund spending by approximately $1 billion or 2.6%--the first time since 1995 a reduction in year-to-year spending has taken place.



   State Debt Ratings. As of June 1, 2002, Moody's, Standard & Poor's and Fitch have all maintained their A2, AA and AA ratings on the State's general obligation debt. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the New York Funds may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.



   (2) The City and the Municipal Assistance Corporation ("MAC"): The City accounts for approximately 40% of the State's population and personal income and the City's financial health affects the State in numerous ways.



   The tragic events of September 11, 2001, had a detrimental impact on the City's economy. Approximately 25 million square feet of prime commercial real estate in Lower Manhattan was either damaged or destroyed, with more than 1,300 businesses directly harmed. The FIRE (finance, insurance, and real estate) sector was the most affected due to its concentration in the area immediately surrounding the World Trade Center (WTC). Tourism related industries were also severely affected by the terrorist attacks because of a substantial decline in the number of tourists visiting the City. A large number of job losses occurred in airline travel, lodging, museums, and various retail establishments throughout the City.



   Recovery, clean up, and repair efforts at the WTC site resulted in substantial expenditures by the City. Congress passed emergency legislation immediately after the terrorist attacks that proposed a $20 billion financial commitment to the City. Congress later passed a bill that increased the amount of City aid to $21.4 billion. Through June 1, 2002, Congress and the President have appropriated $10 billion of the total financial commitment. However, the amount of costs resulting from the terrorist attacks are expected to substantially exceed the amount of federal aid and State resources which have been earmarked for the City. Furthermore, the timeframe for total disbursement of the remaining portion of the financial commitment proposed by the President and Congress cannot be estimated.



   Economic activity in the City has experienced periods of growth and recession and can be expected to experience periods of growth and recession in the future. Changes in the economic activity in the City, particularly employment, per capita personal income, and retail sales, may have an impact on the City. Overall, the City's economy improved throughout the late 1990's. Much of the increase can be traced to the performance of the financial industry, but the City's economy also produced gains in the retail trade sector, the hotel and tourism industry, and business services, with private sector employment higher than previously forecasted.



   In response to the City's fiscal crisis in 1975, the State took a number of steps to assist the City in returning to fiscal stability. Among other actions, the State Legislature (i) created MAC to assist with long-term financing for the City's short-term debt and other cash requirements and (ii) created the State Financial Control Board (the "Control Board") to review and approve the City's budgets and four-year financial plans (the financial plans also apply to certain City-related public agencies).



   Pursuant to State law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and includes the City's capital, revenue and expense projections. The City is required to submit its financial plans to review bodies, including the Control Board. If the City were to experience certain adverse financial circumstances, including the occurrence or the substantial likelihood and the imminence of the occurrence of an annual operating deficit of more than $100 million or the loss of access to the public credit markets to satisfy the City's capital and seasonal financial requirements, the Control Board would be required by State law to exercise certain powers, including prior approval to City financial plans, proposed borrowings and certain contracts.



   The City depends on the State for aid both to enable the City to balance its budget and to meet its cash requirements. If the State experiences revenue shortfalls or spending increases beyond its projections, such developments could result in reductions in projected State aid to the City. In addition, there can be no assurance that State budgets for future fiscal years will be adopted by the April 1 statutory deadline and that there will not be adverse effects on the City's cash flow and additional City expenditures as a result of such delays.



   Indebtedness. The City and related organizations issue debt to fund capital and other improvements in the City.



   New York City General Obligation Debt. The State Constitution requires the City to pledge its full faith and credit for the payment of principal and interest on City term and serial bonds and guaranteed debt. The City's ability to issue general obligation debt is limited by the State Constitution to 10% of the average of five years' full valuations of taxable real estate.



   Municipal Assistance Corporation. Created in 1975, MAC is empowered to issue and sell bonds and notes and also provides certain oversight of the City's financial activities. MAC has no taxing power. All outstanding bonds issued by MAC are general obligations of MAC and do not constitute a debt of the City or the State. Neither the City nor a creditor of the City has any claim to MAC's revenues and assets. MAC bonds are paid from certain sales and compensating use taxes, the stock transfer tax, and certain per capita aid subject in each case to appropriation by the State Legislature. Net collections of taxes and per capita aid are returned to the City by the State after MAC debt service requirements are met. MAC has issued all of its debt authorization. Any issuance of bonds by MAC in the future will be for refunding purposes only.

   New York City Municipal Water Finance Authority. Established in 1985, the New York City Municipal Water Finance Authority (MWFA) issues debt to finance the cost of capital improvements to the City's water distribution and sewage collection system. Bonds issued by the MWFA are paid from water and sewer fees and charges.



   New York City Transitional Finance Authority. The New York Transitional Finance Authority (TFA) was created in March 1997 ("1997 Act") to assist the City in funding its capital program. Absent creation of this authority, the City would have faced limitations on its general obligation borrowing capacity after 1998 under the State's Constitution. TFA was authorized to issue debt in an aggregate principal amount of $7.5 billion. The 1997 Act was amended in June 2001 to increase the aggregate amount of authorized debt issuance to $11.5 billion. In September 2001, the 1997 Act was amended to allow TFA to issue an additional $2.5 billion in recovery bonds and notes in response to the City's financing needs after the events of September 11, 2001. TFA has no taxing power. All outstanding bonds issued by TFA are general obligations of TFA and do not constitute debt of either the City or the State. Neither the City nor a creditor of the City has any claim to TFA's revenues and assets. TFA bonds are secured by a primary lien on the City's personal income tax receipts as well as a secondary lien on sales tax receipts. Sales taxes are only available to TFA after such amounts required by MAC are deducted and if the amounts of personal income tax revenues fall below statutorily specified coverage levels. Net collections of taxes not required by TFA are paid to the City by TFA.



   New York City Tobacco Settlement Asset Securitization Corporation. The New York City Tobacco Settlement Asset Securitization Corporation (TSASC) was created in November 1999 to further assist the City in funding its capital programs. TSASC is a special-purpose, bankrupcy-remote, not-for-profit corporation authorized to issue debt in an aggregate principal amount of $2.5 billion. TSASC has no taxing power. Bonds issued by TSASC are secured by Tobacco Settlement Revenues arising out of the Master Settlement Agreement between 46 states and the participating cigarette manufacturers. The program was structured such that forecasted revenues are in excess of annual debt service requirements, with the residual flowing back to New York City for the financing of various capital projects. Bonds issued by TSASC are not debt of the State or the City. Furthermore, neither the revenues nor the taxing power of the State or the City is pledged towards debt service payments.



   As of June 30, 2001, the City had $26.8 billion in general obligation debt outstanding. Related City issuers--MAC, TFA, and MWFA--had $3.2 billion, $7. billion, and $9.4 billion in revenue bonds outstanding, respectively. TSASC did not issue any additional long-term debt obligations during fiscal year 2001. As of June 1, 2002, $704 million in TSASC debt remained outstanding.



   Debt Ratings. As of June 1, 2002, Standard and Poor's and Fitch have maintained their A and A+ ratings, respectively. Moody's also maintains its A2 rating on the City's general obligation debt, but has revised its outlook to "negative" from "stable," citing the disruptive effects of the terrorist attacks on the City's economy, as well as concerns regarding substantial revenue losses that have created significant current and outyear budget gaps.



   In addition, the agencies have rated MAC obligations Aa1, AA+, and AA, respectively. TFA obligations are rated Aa2, AA+, and AA+ respectively. The credit ratings for both MAC and TFA reflect historically strong coverage levels and the fundamental strengths of both programs. TSASC obligations have been assigned ratings of Aa3, A, and A+, respectively, with higher ratings assigned to short and/or intermediate maturity ranges of the unique bond issue. Debt obligations of MWFA have been assigned ratings of Aa2, AA, and AA by the rating agencies. These ratings reflect the City's and the State's credit quality only and do not indicate the credit worthiness of other tax-exempt securities in which the New York Funds may invest. Furthermore, it cannot be assumed that the City or the State will maintain its current credit ratings.



   The City is a defendant in a significant number of lawsuits and is subject to numerous claims and investigations, including, but not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, torts, breaches of contracts, and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a materially adverse effect upon the City's ability to carry out its financial plan. As of June 30, 2001, the City estimated its potential future liability on outstanding claims to be $4.2 billion.



   (3) The State Agencies: Certain Agencies of the State have faced substantial financial difficulties that could adversely affect the ability of such Agencies to make payments of interest on, and principal amounts of, their respective bonds. The difficulties have in certain instances caused the State (under so-called "moral obligation" provisions, which are non-binding statutory provisions for State appropriations to maintain various debt service reserve funds) to appropriate funds on behalf of the Agencies.



   Failure of the State to appropriate necessary amounts or to take other action to permit those Agencies having financial difficulties to meet their obligations could result in a default by one or more of the Agencies. Such default, if it were to occur, would likely have a significant adverse affect on investor confidence in, and therefore the market price of, obligations of the defaulting Agencies. In addition, any default in payment on any general obligation of any Agency whose bonds contain a moral obligation provision could constitute a failure of certain conditions that must be satisfied in connection with federal guarantees of City and MAC obligations and could thus jeopardize the City's long-term financing plans.



   As of March 31, 2001, the State reported that its public benefit corporations had an aggregate of $51 billion of outstanding debt, some of which was State-supported and State-related debt.



   (4) State Litigation: The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and federal laws. Included in the State's outstanding litigation are a number of cases challenging the legality or the adequacy of a variety of significant social welfare programs primarily involving the State's Medicaid and mental health programs. Adverse judgments in these matters generally could result in injunctive relief coupled with prospective changes in patient care that could require substantial increased financing of the litigated programs in the future.



   (5) Other Municipalities: Municipalities and school districts have engaged in substantial short-term and long-term borrowings. Certain localities have experienced financial problems in the past and have required additional State assistance. Such requests could occur again in the future, which could impact the State's financial position. The State does have some oversight authority over some of these localities. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.



   Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Emergency Financial Control Board for Yonkers (EFCB) by the State in 1984. Consequently, the State supervised the financial affairs of Yonkers by requiring that financial plans be submitted to the EFCB on an annual basis. However, in July 1998, the EFCB voted itself out of existence after the determination that Yonkers had met the financial conditions to end the emergency period.



   In December 1995, in reaction to continuing financial problems, the Troy Municipal Assistance Corp., which was created in 1995, imposed a 1996 budget plan upon Troy, New York. A similar municipal assistance corporation has also been established for Newburgh and is expected to remain in existence until 2004. In addition, several other cities in the State, including Utica, Rome, Schenectady, Syracuse, and Niagara Falls have faced budget deficits, as federal and state aid and local tax revenues have declined while government expenses have increased. The financial problems being experienced by the State's smaller urban centers can place additional strains upon the State's financial condition.



   Ongoing budgetary difficulties experienced by Nassau County ("Nassau") resulted in the State's appointment of National Association of Securities Dealers (NASD) Chairman and CEO, Frank Zarb, as special advisor to Nassau in March of 2000. Mr. Zarb, in conjunction with the State created the Nassau Interim Finance Authority (NIFA). NIFA serves as a temporary financing mechanism that has aided Nassau restructure its excessive amount of outstanding debt. The State has also covenanted to provide an estimated $100 million of transitional aid over a 5-year period, which is contingent on Nassau officials implementing budget balancing actions to address Nassau's ongoing budget difficulties. In April 2001, newly elected County Executive Thomas Suozzi unveiled a four year financial plan designed to aid Nassau regain its financial stability. The multi-year financial plan has been approved by NIFA, which will continue to monitor the County's financial progress in the coming months. As of June 1, 2002, Moody's maintains a Baa3 rating on Nassau's general obligation debt." However, after the unveiling of Nassau's four year financial plan, Moody's revised its outlook to "stable" from "negative." In March 2001, Fitch removed Nassau from negative watch upon the creation of NIFA and maintained its BBB- rating on Nassau's general obligation debt. Standard & Poor's maintains its BBB- rating on Nassau's general obligation debt but has also removed Nassau from negative CreditWatch.



   Certain proposed federal expenditure reductions could reduce or, in some cases, eliminate federal funding of some local programs and, accordingly, might impose substantial increased expenditure requirements on affected localities to increase local revenues to sustain those expenditures.



   If the State, the City, or any of the Agencies were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State, including notes or bonds in the New York Funds, could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions, and long-range economic trends. The longer-range potential problems of declining urban population, increasing expenditures, and other economic trends could adversely affect certain localities and require increasing State assistance in the future.



   (6) Other Issuers of New York Municipal Obligations: There are a number of other tax-exempt entities in the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the State.




Hedging and Other Defensive Actions

   Each Fund may periodically engage in hedging transactions. Hedging is a term used for various methods of seeking to preserve portfolio capital value of offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to interest rate fluctuations by investment in financial futures and index futures as well as related put and call options on such instruments. Both parties entering into an index or financial futures contract are required to post an initial deposit of 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. Each Fund will only sell covered futures contracts, which means that the Fund segregates assets equal to the amount of the obligations.

   These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by a Fund may be greater than gains in the value of the securities in such series' portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets a Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential daily deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders.

   No Fund will make any investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits would exceed 5% of such series' net assets. Each series will invest in these instruments only in markets believed by the investment adviser to be active and sufficiently liquid. For further information regarding these investment strategies and risks presented thereby, see Appendix B to this Statement of Additional Information.

   Each Fund reserves the right for liquidity or defensive purposes (such as thinness in the market for municipal securities or an expected substantial decline in value of long-term obligations), to temporarily invest up to 20% of its assets in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, including up to 5% in adequately collateralized repurchase agreements relating thereto. Interest on each instrument is taxable for Federal income tax purposes and would reduce the amount of tax-free interest payable to shareholders.

Short-Term Investments


   The Prospectus discusses briefly the ability of the Funds to invest a portion of their assets in federally tax-exempt or taxable short-term securities or shares of money market funds ("short-term investments"). Short-term investments will not exceed 20% of a Fund's assets except when made for defensive purposes. The Funds will invest only in taxable short-term investments that are either U.S. Government securities or are rated within the highest grade by Moody's, S&P, or Fitch and mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.



   The Funds may invest in the following federally tax-exempt short-term investments:


      Bond Anticipation Notes (BANs) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

      Tax Anticipation Notes (TANs) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

      Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

      Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

      Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

      Tax-Exempt Commercial Paper (Municipal Paper) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

   Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed, but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

   While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and each Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.


   Money Market Funds that pay interest income exempt from regular federal and, in some cases, state and local income taxes. The Fund will bear its proportionate share of the money market fund's fees and expenses.




   U.S. Government Direct Obligations are issued by the United States Treasury and include bills, notes and bonds.

--Treasurybills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

--Treasurynotes are longer-term interest bearing obligations with original maturities of one to seven years.

--Treasurybonds are longer-term interest-bearing obligations with original maturities from five to thirty years.

   U.S. Government Agencies Securities--Certain federal agencies have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. These agencies include, but are not limited to, the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank of the United States, and Tennessee Valley Authority. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury. There can be no assurance that the United States Government itself will pay interest and principal on securities as to which it is not legally so obligated.


   The Funds may also invest in the following taxable short-term investments:


      Certificates of Deposit (CDs)--A certificate of deposit is a negotiable interest bearing instrument with a specific maturity. CDs are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. The Funds will only invest in U.S. dollar denominated CDs issued by U.S. banks with assets of $1 billion or more.

      Commercial Paper--Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few days to nine months. Commercial paper may be purchased from U.S. corporations.


      Money Market Funds--These funds pay interest income that is taxable on the federal and state levels. The Fund will bear its proportionate share of the money market fund's fees and expenses.


      Other Corporate Obligations--The Funds may purchase notes, bonds and debentures issued by corporations if at the time of purchase there is less than one year remaining until maturity or if they carry a variable or floating rate of interest.

      Repurchase Agreements--A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government or Municipal Obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during a Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Funds will only enter into repurchase agreements with dealers, domestic banks or recognized financial institutions that in the opinion of Nuveen Advisory present minimal credit risk. The risk to the Funds is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but a Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited.

   Nuveen Advisory will monitor the value of collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon price. In the event the value of the collateral declined below the repurchase price, Nuveen Advisory will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price. Each of the Funds will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

MANAGEMENT OF THE TRUST



Directors and Officers



   The management of the Trust, including general supervision of the duties performed for the Trust under the Investment Management Agreement, is the responsibility of the Board of Trustees of the Trust. The number of trustees of the Trust is currently set at seven, one of whom is an "interested person" (as the term is defined in the Investment Company Act of 1940) and six of whom are not interested persons (after referred to as "independent trustee"). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Trust, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.



                                                                                        Number of
                                                                                       Portfolios
                         Positions and Offices                                           in Fund
                             with the Trust             Principal Occupations            Complex
    Name, Birthdate      and Year First Elected     Including Other Directorships      Overseen by
      and Address             or Appointed             During Past Five Years            Trustee
    ---------------      ----------------------     -----------------------------      -----------

Trustee who is an interested person of the Trust:
-------------------------------------------------

Timothy R. Schwertfeger*    Chairman of the     Chairman and Director (since July          130
3/28/49                     Board, President    1996) of The John Nuveen
333 West Wacker Drive       and Trustee         Company, Nuveen Investments,
Chicago, IL 60606           1997                Nuveen Advisory Corp. and Nuveen
                                                Institutional Advisory Corp.; prior
                                                thereto, Executive Vice President
                                                and Director of The John Nuveen
                                                Company and Nuveen Investments;
                                                Director (since 1992) and Chairman
                                                (since 1996) of Nuveen Advisory
                                                Corp. and Nuveen Institutional
                                                Advisory Corp.; Chairman and
                                                Director (since January 1997) of
                                                Nuveen Asset Management Inc.;
                                                Director (since 1996) of Institutional
                                                Capital Corporation; Chairman and
                                                Director (since 1999) of Rittenhouse
                                                Financial Services Inc.; Chief
                                                Executive Officer and Director
                                                (since September 1999) of Nuveen
                                                Senior Loan Asset Management Inc.

--------

  *Mr. Schwertfeger is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, because he is an officer and director of Nuveen Advisory.

                                                                                      Number of
                                                                                     Portfolios
                        Positions and Offices                                          in Fund
                            with the Trust             Principal Occupations           Complex
    Name, Birthdate     and Year First Elected     Including Other Directorships     Overseen by
      and Address            or Appointed             During Past Five Years           Trustee
    ---------------     ----------------------     -----------------------------     -----------

Trustees who are not interested persons of the Trust:
-----------------------------------------------------

Robert P. Bremner              Trustee         Private Investor and Management           112
8/22/40                        1997            Consultant.
3725 Huntington Street,
  N.W.
Washington, D.C. 20015

Lawrence H. Brown              Trustee         Retired (August 1989) as Senior Vice      112
7/29/34                        1997            President of The Northern Trust
201 Michigan Avenue                            Company.
Highwood, IL 60040

Anne E. Impellizzeri           Trustee         Retired; formerly, Executive Director     112
1/26/33                        1997            (1998-2002) of Manitoga/The Center
3 West 29th Street                             for Russel Wright Design Center;
New York, NY 10001                             formerly, President and Chief
                                               Executive Officer of Blanton-Peale
                                               Institute; prior thereto, Vice
                                               President, Metropolitan Life
                                               Insurance Co.

Peter R. Sawers                Trustee         Adjunct Professor of Business and         112
4/3/33                         1997            Economics, University of Dubuque,
22 The Landmark                                Iowa; formerly (1991-2000) Adjunct
Northfield, IL 60093                           Professor, Lake Forest Graduate
                                               School of Management, Lake Forest,
                                               Illinois; prior thereto, Executive
                                               Director, Towers Perrin Australia, a
                                               management consulting firm;
                                               Chartered Financial Analyst;
                                               Director, Executive Service Corps of
                                               Chicago and Director, Hadley
                                               School for the Blind, both not-for-
                                               profit organizations. Certified
                                               Management Consultant.

                                                                                      Number of
                                                                                     Portfolios
                          Positions and Offices                                        in Fund
                              with the Trust            Principal Occupations          Complex
     Name, Birthdate      and Year First Elected    Including Other Directorships    Overseen by
       and Address             or Appointed            During Past Five Years          Trustee
     ---------------      ----------------------    -----------------------------    -----------

William J. Schneider             Trustee         Senior Partner and Chief Operating      112
9/24/44                          1997            Officer, Miller-Valentine Group,
4000 Miller-Valentine Ct.                        Vice President, Miller-Valentine
P. O. Box 744                                    Realty, a development and contract
Dayton, OH 45401                                 company; Chair, Miami Valley
                                                 Hospital; Chair, Miami Valley
                                                 Economic Development Coalition;
                                                 formerly, Member, Community
                                                 Advisory Board, National City Bank,
                                                 Dayton, Ohio and Business
                                                 Advisory Council, Cleveland Federal
                                                 Reserve Bank.

Judith M. Stockdale              Trustee         Executive Director, Gaylord and         112
12/29/47                         1997            Dorothy Donnelley Foundation
35 E. Wacker Drive                               (since 1994); prior thereto,
Suite 2600                                       Executive Director, Great Lakes
Chicago, IL 60601                                Protection Fund (from 1990 to
                                                 1994).

                                                                                   Number of
                                                                                  Portfolios
                    Positions and Offices                                           in Fund
                        with the Trust             Principal Occupations            Complex
  Name, Birthdate   and Year First Elected     Including Other Directorships      Overseen by
    and Address          or Appointed             During Past Five Years            Officer
  ---------------   ----------------------     -----------------------------      -----------

Officers of the Trust:
----------------------

Michael T. Atkinson   Vice President       Vice President (since January 2002),       130
2/3/66                2002                 formerly, Assistant Vice President
333 W. Wacker Drive                        (since 2000), previously, Associate
Chicago, IL 60606                          of Nuveen Investments.

Paul L. Brennan       Vice President       Vice President (since January 2002),       126
11/10/66              2002                 formerly, Assistant Vice President
333 W. Wacker Drive                        (since 1997), of Nuveen Advisory
Chicago, IL 60606                          Corp.; prior thereto, portfolio
                                           manager of Flagship Financial Inc.

Peter H. D'Arrigo     Vice President and   Vice President of Nuveen                   130
11/28/67                Treasurer          Investments (since January 1999),
333 W. Wacker Drive   1999                 prior thereto, Assistant Vice
Chicago, IL 60606                          President (from January 1997);
                                           formerly, Associate of Nuveen
                                           Investments; Vice President and
                                           Treasurer (since September 1999) of
                                           Nuveen Senior Loan Asset
                                           Management Inc.; Chartered
                                           Financial Analyst.

Michael S. Davern     Vice President       Vice President of Nuveen Advisory          130
6/26/57               1997                 Corp. (since 1997) and Nuveen
333 W. Wacker Drive                        Institutional Advisory Corp. (since
Chicago, IL 60606                          1998); prior thereto, Vice President
                                           and Portfolio Manager of Flagship
                                           Financial.

Susan M. DeSanto      Vice President       Vice President of Nuveen Advisory          130
9/8/54                2001                 Corp. (since August 2001);
333 W. Wacker Drive                        previously, Vice President of Van
Chicago, IL 60606                          Kampen Investment Advisory Corp.
                                           (since 1998); prior thereto, Assistant
                                           Vice President of Van Kampen
                                           Investment Advisory Corp. (since
                                           1994).

                                                                                     Number of
                                                                                    Portfolios
                      Positions and Offices                                           in Fund
                          with the Trust             Principal Occupations            Complex
   Name, Birthdate    and Year First Elected     Including Other Directorships      Overseen by
     and Address           or Appointed             During Past Five Years            Officer
   ---------------    ----------------------     -----------------------------      -----------

Jessica R. Droeger      Vice President       Vice President (since January 2002),       130
9/24/64                 2002                 formerly, Assistant Vice President
333 W. Wacker Drive                          and Assistant General Counsel
Chicago, IL 60606                            (since May 1998) of Nuveen
                                             Investments; Vice President (since
                                             May 2002), formerly, Assistant Vice
                                             President of Nuveen Advisory Corp.
                                             and Nuveen Institutional Advisory
                                             Corp. and Assistant Secretary (since
                                             1998) of Nuveen Advisory Corp.
                                             and Nuveen Institutional Advisory
                                             Corp.; prior thereto, Associate at the
                                             law firm D'Ancona Partners LLC

Lorna C. Ferguson       Vice President       Vice President of Nuveen                   130
10/24/45                1998                 Investments; Vice President (since
333 W. Wacker Drive                          January 1998) of Nuveen Advisory
Chicago, IL 60606                            Corp. and Nuveen Institutional
                                             Advisory Corp.

William M. Fitzgerald   Vice President       Managing Director (since 2001),            130
3/2/64                  1997                 formerly, Vice President of Nuveen
333 W. Wacker Drive                          Advisory Corp. (since 1995) and
Chicago, IL 60606                            Nuveen Institutional Advisory Corp.;
                                             Chartered Financial Analyst.

Stephen D. Foy          Vice President and   Vice President of Nuveen                   130
5/31/54                   Controller         Investments and (since May 1998)
333 W. Wacker Drive     1997                 The John Nuveen Company; Vice
Chicago, IL 60606                            President (since September 1999) of
                                             Nuveen Senior Loan Management
                                             Inc.; Certified Public Accountant.

J. Thomas Putrell       Vice President       Vice President of Nuveen Advisory          126
7/5/55                  1997                 Corp.; Chartered Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606

                                                                                  Number of
                                                                                 Portfolios
                      Positions and Offices                                        in Fund
                          with the Trust            Principal Occupations          Complex
   Name, Birthdate    and Year First Elected    Including Other Directorships    Overseen by
     and Address           or Appointed            During Past Five Years          Trustee
   ---------------    ----------------------    -----------------------------    -----------

Richard A. Huber        Vice President       Vice President of Nuveen                126
3/26/63                 1997                 Institutional Advisory Corp. (since
333 W. Wacker Drive                          1998) and Nuveen Advisory Corp.
Chicago, IL 60606                            (since 1997); prior thereto, Vice
                                             President and Portfolio Manager of
                                             Flagship Financial, Inc.

Steven J. Krupa         Vice President       Vice President of Nuveen Advisory       126
8/21/57                 1997                 Corp.
333 W. Wacker Drive
Chicago, IL 60606

David J. Lamb           Vice President       Vice President (since March 2000)       130
3/22/63                 2000                 of Nuveen Investments, previously
333 W. Wacker Drive                          Assistant Vice President (since
Chicago, IL 60606                            January 1999); prior thereto,
                                             Associate of Nuveen Investments;
                                             Certified Public Accountant.

Tina M. Lazar           Vice President       Vice President of Nuveen                130
8/27/61                 2002                 Investments (since 1999); prior
333 West Wacker Drive                        thereto, Assistant Vice President
Chicago, IL. 60606                           (since 1993).

Larry W. Martin         Vice President and   Vice President, Assistant Secretary     130
7/27/51                   Assistant          and Assistant General Counsel of
333 W. Wacker Drive       Secretary          Nuveen Investments; Vice President
Chicago, IL 60606       1997                 and Assistant Secretary of Nuveen
                                             Advisory Corp. and Nuveen
                                             Institutional Advisory Corp.;
                                             Assistant Secretary of the John
                                             Nuveen Company and (since
                                             January 1997) Nuveen Asset
                                             Management Inc.; Vice President
                                             and Assistant Secretary (since
                                             September 1999) of Nuveen Senior
                                             Loan Asset Management Inc.

                                                                                     Number of
                                                                                    Portfolios
                        Positions and Offices                                         in Fund
                            with the Trust            Principal Occupations           Complex
    Name, Birthdate     and Year First Elected    Including Other Directorships     Overseen by
      and Address            or Appointed            During Past Five Years           Officer
    ---------------     ----------------------    -----------------------------     -----------

Edward F. Neild, IV       Vice President       Managing Director (since 2002),          130
7/7/65                    1997                 formerly, Vice President (since
333 W. Wacker Drive                            September 1996), of Nuveen
Chicago, IL 60606                              Advisory Corp. and Nuveen
                                               Institutional Advisory Corp.,
                                               Portfolio Manager prior thereto;
                                               Chartered Financial Analyst.

Thomas J. O'Shaughnessy   Vice President       Vice President (since January 2002),     126
9/4/60                    2002                 formerly, Assistant Vice President
333 W. Wacker Drive                            (1998), of Nuveen Advisory Corp.;
Chicago, IL 60606                              prior thereto, portfolio manager.

Thomas C. Spalding        Vice President       Vice President of Nuveen Advisory        126
7/31/51                   1997                 Corp. and Nuveen Institutional
333 W. Wacker Drive                            Advisory Corp.; Chartered Financial
Chicago, IL 60606                              Analyst.

Gifford R. Zimmerman      Vice President and   Managing Director (since 2002),          130
9/9/56                      Secretary          Assistant Secretary and Associate
333 W. Wacker Drive       1997                 General Counsel, formerly, Vice
Chicago, IL 60606                              President and Assistant General
                                               Counsel, of Nuveen Investments;
                                               Managing Director (since 2002) and
                                               Assistant Secretary of Nuveen
                                               Advisory Corp. and Nuveen
                                               Institutional Advisory Corp.,
                                               formerly, Vice President; Vice
                                               President and Assistant Secretary of
                                               The John Nuveen Company (since
                                               May 1994); Managing Director and
                                               Assistant Secretary (since September
                                               1999), formerly, Vice President of
                                               Nuveen Senior Loan Asset
                                               Management Inc.; Managing
                                               Director and Assistant Secretary of
                                               Nuveen Asset Management Inc.;
                                               Chartered Financial Analyst.

   The Board of Trustees has four standing committees: the executive committee, the audit committee, the nominating and governance committee and the dividend and valuation committee.



   Peter R. Sawers and Timothy R. Schwertfeger, Chair, serve as members of the executive committee of the Board of Trustees of the Fund. The executive committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.



   The audit committee monitors the accounting and reporting policies and practices of the Trust, the quality and integrity of the financial statements of the Trust, compliance by the Trust with legal and regulatory requirements and the independence and performance of the external and internal auditors. The members of the audit committee are William J. Schneider (Chair), Robert P. Bremner, Lawrence H. Brown, Anne E. Impellizzeri, Peter R. Sawers and Judith M. Stockdale.



   The nominating and governance committee is responsible for Board selection and tenure, selection and review of committees, and Board education and operations. In addition, the committee monitors performance of legal counsel and other service providers, periodically reviews and makes recommendations about any appropriate changes to director compensation, and has the resources and authority to discharge its responsibilities, including retaining special counsel and other experts or consultants at the expense of the Trust. In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new directors and reserves the right to interview all candidates and to make the final selection of any new directors. The members of the nominating and governance committee are Anne E. Impellizzeri, Chair, Robert P. Bremner, Lawrence H. Brown, Peter R. Sawers, William J. Schneider and Judith M. Stockdale.



   The dividend and valuation committee is authorized to declare distributions on the Trust's shares including, but not limited to regular and special dividends, capital gains and ordinary income distributions. The committee also oversees the Trust's Pricing Procedures including, but not limited to, the review and approval of fair value pricing determinations made by Nuveen's Valuation Group. The members of the dividend and valuation committee are Timothy R. Schwertfeger, Chair, and Lawrence H. Brown.



   The Trustees of the Trust are also directors or trustees, as the case may be, of 30 Nuveen open-end funds and 82 Nuveen closed-end funds advised by Nuveen Advisory Corp. Mr. Schwertfeger is a director or trustee, as the case may be, of 16 Nuveen open-end and closed-end funds advised by Nuveen Institutional Advisory Corp. and two funds advised by Nuveen Senior Loan Asset Management Inc.

   The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2001:



                                                Aggregate Dollar Range of
                                                Equity Securities in All
                                                  Registered Investment
                               Dollar Range of    Companies Overseen by
                              Equity Securities   Trustee in Family of
      Name of Trustee           in the Trust      Investment Companies
      ---------------         ----------------- -------------------------
      Robert P. Bremner......    $        0           over $100,000
      Lawrence H. Brown......    $        0           over $100,000
      Anne E. Impellizzeri...    $        0           over $100,000
      Peter R. Sawers........    $        0           over $100,000
      William J. Schneider...    $        0           over $100,000
      Judith M. Stockdale....    $        0           over $100,000
      Timothy R. Schwertfeger    $        0           over $100,000



   No independent trustee who is not an interested person of the Trust owns beneficially or of record, any security of Nuveen Advisory, Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Nuveen Advisory or Nuveen.



   The Trust does not have a retirement or pension plan. The officers and trustees affiliated with Nuveen serve without any compensation from the Trust. The Trust has a deferred compensation plan (the "Plan") that permits any independent trustee who is not an "interested person" of the Trust to elect to defer receipt of all or a portion of his or her compensation as an independent trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Trust when the compensation would otherwise have been paid to the trustee. The value of the trustee's deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from a trustee's deferral account, the independent trustee may elect to receive distributions in a lump sum or over a period of five years. The Trust will not be liable for any other fund's obligations to make distributions under the Plan.

   The following table sets forth compensation paid by the Trust to each of the independent trustees and the total compensation paid to each independent trustee during the fiscal year ended February 28, 2002.




                                              Amount of      Total
                                                Total     Compensation
                                Aggregate   Compensation   from Fund
                               Compensation that Has Been   and Fund
            Name of Trustee     From Fund*   Deferred**    Complex***
            ---------------    ------------ ------------- ------------
          Robert P. Bremner...    $5,784       $  174       $73,000
          Lawrence H. Brown...    $6,337       $   --       $78,000
          Anne E. Impellizzeri    $4,766       $1,080       $73,000
          Peter R. Sawers.....    $4,766       $1,157       $74,000
          William J. Schneider    $4,766       $1,142       $73,000
          Judith M. Stockdale.    $5,664       $  278       $73,000

--------

  *The compensation paid (but not including amounts deferred) to the independent trustees for the fiscal year ended February 28, 2002 for services to the Trust.



 **Pursuant to a deferred compensation agreement with the Trust, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. The amounts provided are the total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Trust.



***Based on the compensation paid (including any amounts deferred) paid to the trustees for the one year period ending February 28, 2002 for services to the open-end and closed-end funds advised by Nuveen Advisory.





   Each trustee who is not affiliated with Nuveen Advisory receives a $60,000 annual retainer for serving as a director or trustee of all funds for which Nuveen Advisory serves as investment adviser or manager and a $1,750 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day plus expenses for attendance in person or $500 fee per day plus expenses for attendance by telephone at a meeting held on a day which no regular Board meeting is held and a $500 fee per day plus expenses for attendance in person or $250 per day if by telephone at a meeting of any committee. The annual retainer, fees and expenses are allocated among the funds for which Nuveen Advisory serves as investment adviser or manager on the basis of relative net asset sizes. The Trust requires no employees other than its officers, all of whom are compensated by Nuveen Advisory or Nuveen.



   The John Nuveen Company (JNC) maintains charitable contributions programs to encourage the active support and involvement of individuals in the civic activities of their community. These programs include a matching contributions program and a direct contributions program. The independent trustees of the funds managed by Nuveen Advisory are eligible to participate in the charitable contributions program of JNC. Under the matching program, JNC will match the personal contributions of a trustee to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year. Under its direct (non-matching) program, JNC makes contributions to qualifying Section 501(c)(3) organizations, as approved by the Corporate Contributions Committee of JNC. The independent trustees are also eligible to submit proposals to the committee requesting that contributions be made under this program to Section 501(c)(3) organizations identified by the trustee, in an aggregate amount not to exceed $5,000 during any calendar year. Any contribution made by JNC under the direct program is made solely at the discretion of the Corporate Contributions Committee.


   The officers and trustees of each Fund, in the aggregate, own less than 1% of the shares of the Trust.



   The following table sets forth the percentage ownership of each person, who, as of June 5, 2002, owns of record, or is known by Registrant to own of record or beneficially 5% or more of any class of a Fund's shares.



                                                                        Percentage
Name of Fund and Class                   Name and Address of Owner     of Ownership
----------------------                   -------------------------     ------------

Nuveen California Municipal Bond Fund                                      6.07%
  Class A Shares..................... MLPF&S for the Benefit of its
                                      Customers
                                      Attn: Fund Admin/97E72
                                      4800 Deer Lake Dr. E. FL 3
                                      Jacksonville, FL 32246-6484

Nuveen California Municipal Bond Fund                                     13.09
  Class B Shares..................... MLPF&S for the Benefit of its
                                      Customers
                                      Attn: Fund Admin/97NB2
                                      4800 Deer Lake Dr. E. FL 3
                                      Jacksonville, FL 32246-6484

                                      PaineWebber for the benefit of       6.07
                                      Florence V. Johnston TTEE
                                      UTD 02 21 82
                                      4539 Perham
                                      Corona Del Mar, CA 92625-3123

Nuveen California Municipal Bond Fund                                      5.85
  Class C Shares..................... Joseph Daou
                                      Marie Daou TRS
                                      Joseph & Marie Daou Family Trust
                                      U/A 03/11/96
                                      P.O. Box 676188
                                      Rancho Santa Fe, CA 92067-6188

                                      MLPF&S for the Benefit of its       21.14
                                      Customers
                                      Attn: Fund Admin/97GY0
                                      4800 Deer Lake Dr. E. FL 3
                                      Jacksonville, FL 32246-6484

                                                                                  Percentage
Name of Fund and Class                            Name and Address of Owner      of Ownership
----------------------                            -------------------------      ------------

                                              LPL Financial Services                 6.87%
                                              A C 4650-5458
                                              9785 Towne Centre Drive
                                              San Diego, CA 92121-1968

Nuveen California Insured Municipal Bond Fund                                        5.26
  Class A Shares............................. PaineWebber for the Benefit of
                                              Frank C. Galli SR
                                              48 Linden Ave.
                                              Atherton, CA 94027-2149

Nuveen California Insured Municipal Bond Fund                                       19.69
  Class B Shares............................. MLPF&S for the Benefit of its
                                              Customers
                                              Attn: Fund Admin/97NB3
                                              4800 Deer Lake Dr. E. FL 3
                                              Jacksonville, FL 32246-6484

Nuveen California Insured Municipal Bond Fund                                        6.43
  Class C Shares............................. MLPF&S for the Benefit of its
                                              Customers
                                              Attn: Fund Admin/97GY1
                                              4800 Deer Lake Dr. E FL 3
                                              Jacksonville, FL 32246-6484

                                              Dean Witter for the Benefit of         7.12
                                              The Maniatakes Family Trust
                                              P.O. Box 250 Church Street Station
                                              New York, NY 10008-0250

Nuveen Connecticut Municipal Bond Fund                                              20.80
  Class A Shares............................. MLPF&S for the Sole Benefit of its
                                              Customers
                                              Attn: Fund Admin. Sec. 973F5
                                              4800 Deer Lake Dr. E. FL 3
                                              Jacksonville, FL 32246-6484

Nuveen Connecticut Municipal Bond Fund                                              20.35
  Class B Shares............................. MLPF&S for the Sole Benefit of its
                                              Customers
                                              Attn: Fund Admin. Sec. 97NC1
                                              4800 Deer Lake Dr. E. FL 3
                                              Jacksonville, FL 32246-6484

                                                                             Percentage
Name of Fund and Class                       Name and Address of Owner      of Ownership
----------------------                       -------------------------      ------------

Nuveen Connecticut Municipal Bond Fund                                         22.32%
  Class C Shares........................ MLPF&S for the Sole Benefit of its
                                         Customers
                                         Attn: Fund Admin. Sec. 97CM5
                                         4800 Deer Lake Dr. E. FL 3
                                         Jacksonville, FL 32246-6484

                                         NFSC FEBO C1Q-077658                   5.44
                                         Andrew A. Rooney
                                         524 West 57th Street
                                         New York, NY 10019

Nuveen Connecticut Municipal Bond Fund                                         10.82
  Class R Shares........................ Philip T. Benard
                                         105 Macktown Rd.
                                         Windsor, CT 06095-1425

                                         Elizabeth L. McColgin                  6.27
                                         Elizabeth L. McColgin Trust
                                         U/A 07/30/85
                                         101 Hat Shop Hill Rd.
                                         Bridgewater, CT 06752

                                         LPL Financial Services                11.24
                                         A C 4099-8991
                                         9785 Towne Centre Drive
                                         San Diego, CA 92121-1968

                                         LPL Financial Services                 7.07
                                         A C 3444-6088
                                         9785 Towne Centre Drive
                                         San Diego, CA 92121-1968

Nuveen Massachusetts Municipal Bond Fund                                       23.68
  Class B Shares........................ MLPF&S for the Benefit of its
                                         Customers
                                         Attn: Fund Admin/97NB5
                                         4800 Deer Lake Dr. E. FL 3
                                         Jacksonville, FL 32246-6484

                                         Lehman Brothers Inc.                   5.16
                                         834-64898-11
                                         101 Hudson Street
                                         331st Floor
                                         Jersey City, NJ 07302

                                                                                Percentage
Name of Fund and Class                          Name and Address of Owner      of Ownership
----------------------                          -------------------------      ------------

                                            First Clearing Corporation             5.09%
                                            A C 5499-1447
                                            28 Union Street
                                            Marlborough, MA 01752-2332

Nuveen Massachusetts Municipal Bond Fund                                          16.00
  Class C Shares........................... MLPF&S for the Benefit of its
                                            Customers
                                            Attn: Fund Admin/97GY9
                                            4800 Deer Lake Dr. E. FL 3
                                            Jacksonville, FL 32246-6484

Nuveen Massachusetts Insured Municipal Bond                                        5.70
  Fund Class A Shares...................... Deutsche Banc Alex Brown Inc.
                                            FBO 210-784440-41
                                            P.O. Box 1346
                                            Baltimore, MD 21203

Nuveen Massachusetts Insured Municipal Bond                                        6.85
  Fund Class B Shares...................... MLPF&S for the Benefit of its
                                            Customers
                                            Attn: Fund Admin/97NB6
                                            4800 Deer Lake Dr. E. FL 3
                                            Jacksonville, FL 32246-6484

                                            Deborah Gilman                         9.73
                                            Stuart Cohen TRS
                                            U/A 03/11/99
                                            280 Newtonville Ave., Apt. 504
                                            Newton, MA 02460

                                            Dean Witter for the Benefit of         5.23
                                            Dwight Dorrell and
                                            P.O. Box 250 Church Street Station
                                            New York, NY 10008-0250

                                            Josephine H. Penna                     8.43
                                            Marilyn P. Kane
                                            80 Howard St.
                                            Agawam, MA 01001

                                                                     Percentage
Name of Fund and Class                  Name and Address of Owner   of Ownership
----------------------                  -------------------------   ------------

Nuveen New Jersey Municipal Bond Fund                                   9.07%
  Class A Shares..................... MLPF&S for the Benefit of its
                                      Customers
                                      Attn: Fund Admin/97E82
                                      4800 Deer Lake Dr. E. FL 3
                                      Jacksonville, FL 32246-6484

Nuveen New Jersey Municipal Bond Fund                                  26.02
  Class B Shares..................... MLPF&S for the Benefit of its
                                      Customers
                                      Attn: Fund Admin/97NH0
                                      4800 Deer Lake Dr. E. FL 3
                                      Jacksonville, FL 32246-6484

Nuveen New Jersey Municipal Bond Fund                                  18.12
  Class C Shares..................... MLPF&S for the Benefit of its
                                      Customers
                                      Attn: Fund Admin/97GX1
                                      4800 Deer Lake Dr. E. FL 3
                                      Jacksonville, FL 32246-6484

Nuveen New York Municipal Bond Fund                                    14.48
  Class A Shares..................... MLPF&S for the Benefit of its
                                      Customers
                                      Attn: Fund Admin/97E86
                                      4800 Deer Lake Dr. E. FL 3
                                      Jacksonville, FL 32246-6484

Nuveen New York Municipal Bond Fund                                    17.74
  Class B Shares..................... MLPF&S for the Benefit of its
                                      Customers
                                      Attn: Fund Admin/97NH1
                                      4800 Deer Lake Dr. E. FL 3
                                      Jacksonville, FL 32246-6484

Nuveen New York Municipal Bond Fund                                    24.64
  Class C Shares..................... MLPF&S for the Benefit of its
                                      Customers
                                      Attn: Fund Admin/97G00
                                      4800 Deer Lake Dr. E. FL 3
                                      Jacksonville, FL 32246-6484

                                                                                  Percentage
Name of Fund and Class                           Name and Address of Owner       of Ownership
----------------------                           -------------------------       ------------

Nuveen New York Insured Municipal Bond Fund                                          5.30%
  Class A Shares........................... Margaret A. Andretta
                                            100 Burgevin St.
                                            Kingston, NY 12401

Nuveen New York Insured Municipal Bond Fund                                         19.60
  Class B Shares........................... MLPF&S for the Benefit of its
                                            Customers
                                            Attn: Fund Admin/97NB7
                                            4800 Deer Lake Dr. E. FL 3
                                            Jacksonville, FL 32246-6484

                                            NFSC FEBO 0TM-562610                     6.90
                                            William M. Donofrio
                                            25 Homer St.
                                            Staten Island, NY 10301

Nuveen New York Insured Municipal Bond Fund                                         19.70
  Class C Shares........................... MLPF&S for the Benefit of its
                                            Customers
                                            Attn: Fund Admin/97GX0
                                            4800 Deer Lake Dr. E. FL 3
                                            Jacksonville, FL 32246-6484

                                            Donaldson Lufkin Jenrette Securities     5.29
                                            Corporation Inc
                                            P.O. Box 2052
                                            Jersey City, NJ 07303-9998

INVESTMENT ADVISER AND INVESTMENT
MANAGEMENT AGREEMENT


Generally


   Nuveen Advisory Corp. acts as investment adviser for and manages the investment and reinvestment of the assets of each of the Funds. Nuveen Advisory also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. See "Fund Service Providers" in the Prospectus.

   Pursuant to an investment management agreement between Nuveen Advisory and the Trust, each of the Funds has agreed to pay an annual management fee at the rates set forth below:

                Average Daily Net Assets         Management Fee
                ------------------------         --------------
                For the first $125 million......   .5500 of 1%
                For the next $125 million.......   .5375 of 1%
                For the next $250 million.......   .5250 of 1%
                For the next $500 million.......   .5125 of 1%
                For the next $1 billion.........   .5000 of 1%
                For the next $3 billion.........   .4750 of 1%
                On assets of $5 billion and over   .4500 of 1%

   Nuveen Advisory has contractually agreed to waive all or a portion of its management fee or reimburse certain expenses of the California, California Insured, Massachusetts, Massachusetts Insured, New York and New York Insured Municipal Bond Funds in order to prevent total operating expenses (including Nuveen Advisory's fee, but excluding interest, taxes, fees incurred in acquiring and disposing of portfolio securities, any asset-based distribution or service fees and, to the extent permitted, extraordinary expenses) in any fiscal year from exceeding .75 (.975 for insured Funds) of 1% of average daily net assets of any class of shares of those Funds.

   For the last three fiscal years, the Funds paid net management fees as follows:


                                   Management Fees Net of Expense     Fee Waivers and Expense
                                    Reimbursement Paid to Nuveen    Reimbursements from Nuveen
                                     Advisory for the Year Ended    Advisory for the Year Ended
                                  --------------------------------- ---------------------------
                                    2/29/00     2/28/01    2/28/02   2/29/00   2/28/01  2/28/02
                                  ----------- ----------- --------- --------- --------- -------
California Municipal Bond Fund...   1,477,137   1,443,732 1,428,768        --        --      --
California Insured Municipal Bond
 Fund............................   1,304,008   1,283,997 1,378,211        --        --      --
Connecticut Municipal Bond Fund..   1,316,529   1,268,580 1,399,237        --        --      --
Massachusetts Municipal Bond
 Fund............................     509,510     477,626   543,180    20,381    39,836      --
Massachusetts Insured Municipal
 Bond Fund.......................     380,128     375,931   418,410        --        --      --
New Jersey Municipal Bond Fund...     584,578     624,682   724,977    71,000        --      --
New York Municipal Bond Fund.....     670,787     889,937   944,928   711,646   563,654 707,515
New York Insured Municipal Bond
 Fund............................   1,922,386   1,799,004 1,873,280        --        --      --

   In addition to the management fee of Nuveen Advisory, each Fund pays all other costs and expenses of its operations and a portion of the Trust's general administrative expenses allocated in proportion to the net assets of each Fund.


   Nuveen Advisory is a wholly owned subsidiary of The John Nuveen Company, which owns Nuveen Investments ("Nuveen"), the Funds' principal underwriter. Nuveen is sponsor of the Nuveen Defined Portfolios, registered unit investment trusts, is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Exchange-Traded Funds. Founded in 1898, Nuveen brings over a century of expertise to the municipal bond market. Overall, Nuveen and its affiliates manage or oversee more than $76 billion in assets in a variety of products. Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota and is principally engaged in providing property-liability insurance through subsidiaries. Effective January 1, 1997, The John Nuveen Company acquired Flagship Resources Inc., and as part of that acquisition, Flagship Financial, the adviser to the Flagship Funds, was merged with Nuveen Advisory.


   Nuveen Advisory's portfolio managers call upon the resources of Nuveen's Research Department. The Nuveen Research Department reviews more than $100 billion in municipal bonds every year.

   The Funds, the other Nuveen funds, Nuveen Advisory, and other related entities have adopted a code of ethics which essentially prohibits all Nuveen fund management personnel, including Nuveen fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of, a Fund's anticipated or actual portfolio transactions, and is designed to assure that the interests of Fund shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.


Investment Adviser and Investment Management Agreement



Approval of Investment Management Agreement



   In April 2002, the independent trustees of the Funds met with members of Nuveen Advisory management to consider the possible renewal of the investment management agreement between each Fund and Nuveen Advisory. The trustees reviewed the factors set out in judicial decisions and SEC directives relating to renewal of investment management agreements, which include but are not limited to the following: (a) the nature and quality of the adviser's services;
(b) the adviser's cost in providing its services; (c) the extent to which the adviser realizes economies of scale as the fund grows larger; and (d) the independent trustees' role in approving the investment management agreement.



   In evaluating the nature and quality of the Nuveen Advisory's services, the trustees reviewed narrative and statistical information concerning the types of services Nuveen Advisory provided, the Funds' investment performance in relation to each Fund's stated objectives, each Fund's past performance, and the performance of comparable, unaffiliated funds. This information was provided well in advance of the meeting with Nuveen Advisory management, and the independent trustees thereafter met with their legal counsel to consider this information. In particular, the trustees reviewed the following, among other things: a description of the investment advisory and other services provided to the Funds by Nuveen Advisory or its affiliates; information describing the Nuveen organization and each department's responsibilities; and recent financial statements of

Nuveen Advisory. The trustees also reviewed information regarding shareholder services provided by others but coordinated and reviewed by Nuveen Advisory. Further, the trustees reviewed information setting forth the investment performance of the Funds during the last year and over their recent history, and standardized industry performance data with respect to investment companies comparable in size and investment objective, and performance measured against recognized indices. This information expands upon information the trustees receive throughout the year on fund performance, expense ratios, portfolio composition, and sales activity.



   The trustees considered Nuveen Advisory's cost of providing services to determine whether its compensation is fair and reasonable and reviewed Nuveen Advisory's expense allocation methodology. The trustees considered the ratio of Nuveen Advisory's fees to its costs and the amount of its profit in relation to the nature and quality of services rendered. In evaluating the reasonableness of Nuveen Advisory's compensation, the trustees considered the following information, among other things: (a) statements of Nuveen Advisory's revenues, costs, and profits from furnishing all services to the Funds over the past year; (b) the nature and amount of any indirect benefits Nuveen Advisory and its affiliates received that are directly attributable to its management of the Funds, if any; (c) schedules of available industry data about fees charged and services provided to other comparable investment companies by their advisers; and (d) data with respect to the expense ratios of the Funds and comparable investment companies.



   The trustees also compared Nuveen Advisory's fee/expense ratio and profitability margin to those of advisers to funds with similar investment objectives and performance records, to the extent possible and in light of all of the surrounding facts and circumstances, including but not limited to each Fund's performance. The trustees also considered the payments Nuveen Advisory or its affiliates receive under Rule 12b-1 plans in determining the appropriateness of the Funds' management fees. The trustees reviewed economies of scale, including the breakpoints in the Funds' management fees (and the breakpoints of comparable competitor funds).



   The trustees did not identify any single factor discussed above as all-important or controlling. The trustees concluded that the terms of the investment management agreement were fair and reasonable, that Nuveen Advisory's fees are reasonable in light of the services provided to the Fund, and that the investment management agreement should be continued for another year.

PORTFOLIO TRANSACTIONS

   Nuveen Advisory is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' securities business, the negotiation of the prices to be paid for principal trades and the allocation of its transactions among various dealer firms. Portfolio securities will normally be purchased directly from an underwriter or in the over-in-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the 1940 Act.

   The Funds expect that substantially all portfolio transactions will be affected on a principal (as opposed to an agency) basis and, accordingly, do not expect to pay significant amounts of brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. It is the policy of Nuveen Advisory to seek the best execution under the circumstances of each trade. Nuveen Advisory evaluates price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondarily in determining best execution. Given the best execution obtainable, it will be Nuveen Advisory practice to select dealers which, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Advisory. It is not possible to place a dollar value on information and statistical and other services received from received from dealers. Since it is only supplementary to Nuveen Advisory own research efforts, the receipt of research information is not expected to significantly reduce Nuveen Advisory expenses. While Nuveen Advisory will be primarily responsible for the placement of the business of the Funds, the policies and practices of Nuveen Advisory in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees.

   Nuveen Advisory may manage other investment accounts and investment companies for other clients which have investment objectives similar to the Funds. Subject to applicable laws and regulations, Nuveen Advisory seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and another advisory account. In making such allocations the main factors to be considered will be the respective investment objectives, the relative size of the portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held. While this procedure could have a detrimental effect on the price or amount of the securities available to the Funds from time to time, it is the opinion of the Board of Trustees that the benefits available from Nuveen Advisory organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

   Under the 1940 Act, the Funds may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of an issue of Municipal Obligations purchased by a Fund, the amount of Municipal Obligations that may be purchased in any one issue and the assets of a Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust.

NET ASSET VALUE

   As stated in the Prospectus, the net asset value of the shares of the Funds will be determined separately for each class of those Funds' shares by The Chase Manhattan Bank, the Funds' custodian, as of the close of trading (normally 4:00 p.m. Eastern Time) on each day on which the New York Stock Exchange (the "Exchange") is normally open for trading. The Exchange is not open for trading on New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of a class of shares of a Fund will be computed by dividing the market value of the Fund's assets attributable to the class, less the liabilities attributable to the class, by the number of shares of the class outstanding.

   In determining net asset value for the Funds, each Fund's custodian utilizes the valuations of portfolio securities furnished by a pricing service approved by the trustees. Securities for which quotations are not readily available (which constitute a majority of the securities held by the Funds) are valued at fair value as determined by the pricing service using methods which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees.

TAX MATTERS

Federal Income Tax Matters

   The following discussion of federal income tax matters is based upon the advice of Morgan, Lewis & Bockius LLP, counsel to the Trust. The following is a general and abbreviated summary of the provisions of the Internal Revenue Code of 1986, as amended, (the "Code"), and Treasury Regulations presently in effect as they directly govern the taxation of each Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders and the discussion here and in the prospectuses is not intended as a substitute for careful tax planning. The Code and Treasury Regulations are subject to change by legislative, judicial or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisors for more detailed information concerning the federal, state and local taxation of the Funds.

   Each Fund intends to qualify under Subchapter M of the Code for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, a Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. If a Fund meets all of the requirements to be treated as a regulated investment company, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders. If for a tax year a Fund retains any investment company gain, it will pay tax on the gain at regular corporate rates. First, a Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not limited to gains from options and futures) derived with respect to its business of investing in such stock or securities (the "90% gross income test"). Second, a Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of a Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses.


   In addition to the above requirements, in order to qualify as a regulated investment company for a tax year, a Fund must distribute at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). Each Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest, any investment company taxable income, and net capital gain, if any. A Fund, however, may retain its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). If for a tax year a Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, the Fund may elect to designate the retained amount as undistributed capital gains. If a Fund makes this election, it will notify its shareholders who will be required to include in income for federal income tax purposes, their shares of such undistributed amount, and will be entitled to credit their proportionate shares of the tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. In such case, for federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of the includible gain and the tax deemed paid by the shareholder in respect to such shares.


   Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if they had been incurred in the succeeding year.

   Each Fund also intends to satisfy conditions (including requirements as to the proportion of its assets invested in Municipal Obligations) that will enable it to designate distributions from the interest income generated by investments in Municipal Obligations as exempt-interest dividends. Shareholders receiving exempt-interest dividends will not be subject to regular federal income tax on the amount of such dividends, but may (as discussed below) become subject to the federal alternative minimum tax. Insurance proceeds received by a Fund under any insurance policies in respect of scheduled interest payments on defaulted Municipal Obligations will generally be excludable from federal gross income under Section 103(a) of the Code. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the insurer representing interest on "non-appropriation" lease obligations will be excludable from gross income for federal income tax purposes.

   Distributions by a Fund of net interest received from certain taxable temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. Government, its agencies and instrumentalities) and net short-term capital gains realized by a Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. If a Fund purchases a Municipal Obligation at a market discount, any gain realized by the Fund upon sale or redemption of the Municipal Obligation will be treated as taxable interest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount will be treated as capital gains. Any net long-term capital gains realized by a Fund and distributed to shareholders, whether in cash or additional shares, will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of a Fund. Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale or exchange of shares, as discussed below.

   If a Fund has both tax-exempt and taxable income, it will use the "average annual" method for determining the designated percentage that is taxable income and designate the use of such method within 60 days after the end of the Fund's taxable year. Under this method, one designated percentage is applied uniformly to all distributions made during the Fund's taxable year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

   If a Fund engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to a Fund, defer a Fund's losses, cause adjustments in the holding periods of a Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

   Because the taxable portion of a Fund's investment income consists primarily of interest, none of its dividends, whether or not treated as exempt-interest dividends, is expected to qualify under the Code for the dividends received deductions for corporations.

   Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution, and the purchasing shareholder will be taxed on the entire amount of dividend or distribution received even though some or all of the amount distributed may be a return of capital.

   Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by a Fund (and received by the shareholders) on December 31.

   The redemption or exchange of the shares of a Fund normally will result in capital gain or loss to the shareholders. Generally, if a shareholder holds the shares as a capital asset, any gain or loss will be long-term gain or loss if the shares have been held for more than one year. Capital gains of corporate shareholders are subject to regular corporate tax rates. For non-corporate taxpayers gain on the sale of shares held for more than 12 months will generally be taxed at rates applicable to long-term capital gains, while gain on the sale of shares held for less than one year and other ordinary income will generally be taxed at ordinary income rates.

   All or a portion of a sales charge paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of a Fund or another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Moreover, losses recognized by a shareholder on the redemption or exchange of shares of a Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distributions of long-term capital gains made with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of a Fund if the shareholder purchases other shares of such Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

   It may not be advantageous from a tax perspective for shareholders to redeem or exchange shares after tax-exempt income has accrued but before the record date for the exempt-interest dividend representing the distribution of such income. Because such accrued tax-exempt income is included in the net asset value per share (which equals the redemption or exchange value), such a redemption could result in treatment of the portion of the sales or redemption proceeds equal to the accrued tax-exempt interest as taxable gain (to the extent the redemption or exchange price exceeds the shareholder's tax basis in the shares disposed of) rather than tax-exempt interest.

   In order to avoid a 4% federal excise tax, a Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which such Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Funds intend to make timely distributions in compliance with these requirements and consequently it is anticipated that they generally will not be required to pay the excise tax, but can make no assurances that distributions will be sufficient to eliminate all such tax.

   If in any year a Fund should fail to qualify under Subchapter M of the Code for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year (other than interest income from Municipal Obligations), and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's current and accumulated earnings and profits. The Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

   Because the Funds may invest in private activity bonds (within the meaning of Section 141 of the Code), the interest on which is not federally tax-exempt to persons who are "substantial users" of the facilities financed by such bonds or "related persons" of such "substantial users," the Funds may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. For additional information, investors should consult their tax advisers before investing in a Fund.

   Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain Municipal Obligations which meet the definition of private activity bond under the Code, is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that a Fund receives income from private activity bonds, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to those shareholders subject to the alternative minimum tax regime. The Funds will annually supply shareholders with a report indicating the percentage of Fund income attributable to Municipal Obligations required to be included in calculating the federal alternative minimum tax.

   In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all Municipal Obligations, and therefore all distributions by the Funds that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings.

   Tax-exempt income, including exempt-interest dividends paid by a Fund, are taken into account in determining whether a portion of a Fund shareholder's social security or railroad retirement benefits will be subject to federal income tax.

   The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of any Fund that distributes exempt-interest dividends may be disallowed as a deduction in whole or in part (depending upon the amount of exempt-interest dividends distributed in comparison to other taxable distributions). Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares of a Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.


   The Funds are required in certain circumstances to withhold 30% of taxable dividends and certain other payments paid to non-corporate holders of shares:
(1) who have not furnished the Funds with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or (2) who are otherwise subject to backup withholding under the Code.


State Tax Matters

   The discussion of state and local tax treatment is based on the assumptions that the Funds will qualify under Subchapter M of the Code as regulated investment companies, that they will satisfy the conditions which will cause distributions to qualify as exempt-interest dividends to shareholders when distributed as intended, and that each Fund will distribute all interest and dividends it receives to its shareholders. Unless otherwise noted, shareholders in each Fund will not be subject to state and local income taxation on distributions that are attributable to interest earned on the municipal obligations issued by that state or its subdivisions, or on obligations of the United States. Shareholders generally will be required to include distributions of ordinary income that is not attributable to exempt-interest, as well as capital gain distributions in their income for state and local tax purposes. In some taxing jurisdictions, interest on indebtedness incurred or continued to purchase or carry Fund shares is not deductible. The tax discussion summarizes general state and local tax laws which are currently in effect and are subject to change by legislative, judicial or administrative action; any such changes may be retroactive with respect to the applicable Fund's transactions. Investors should consult a tax advisor for more detailed information about state and local taxes to which they may be subject.

California

   The following is a general, abbreviated summary of certain provisions of the applicable California tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the California Funds. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative, administrative or judicial action, and any such change may be retroactive with respect to transactions of the California Funds.

   The following is based on the assumptions that the California Funds will qualify under Subchapter M of the Code as regulated investment companies, that they will satisfy the conditions which will cause distributions of the California Funds to qualify as exempt-interest dividends to shareholders, and that they will distribute all interest and dividends they receive to the California Funds' shareholders.

   The California Funds will be subject to the California corporate franchise and corporation income tax only if they have a sufficient nexus with California. If they are subject to the California franchise or corporation income tax, the California Funds do not expect to pay a material amount of such tax.

   Distributions by the California Funds that are attributable to interest on any obligation of California and its political subdivisions or to interest on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the California personal income tax. For purposes of determining interest earned on United States Obligations, distributions attributable to interest on Fannie Mae securities, Government National Mortgage Association securities, and repurchase agreements are not treated as United States Obligations and therefore will be subject to California personal income tax. All other distributions, including distributions attributable to capital gains, will also be subject to the California personal income tax.

   All distributions of California Funds to corporate shareholders, regardless of source, will be subject to the California corporate franchise tax.

   Gain on the sale, exchange, or other disposition of shares of the California Funds will be subject to the California personal income and corporate franchise taxes.

   Shares of the California Funds may be subject to the California estate tax if held by a California decedent at the time of death.

   Shareholders are advised to consult with their own tax advisors for more detailed information concerning California tax matters.

Connecticut

   The following is a general, abbreviated summary of certain provisions of the applicable Connecticut tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Connecticut Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Connecticut Fund transactions.

   The following is based on the assumptions that the Connecticut Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Connecticut Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Connecticut Fund's shareholders.

   The Connecticut Fund will be subject to the Connecticut corporation business tax only if it has a sufficient nexus with Connecticut. If it is subject to that tax, it does not expect to pay a material amount of such tax.

   Distributions from the Connecticut Fund that are attributable to interest or gain on any obligation of Connecticut and its political subdivisions ("Connecticut Obligations") or to interest on obligations of the United States or its instrumentalities, U.S. territories and possessions that are exempt from state taxation under federal law, will not be subject to the Connecticut personal income tax. All other distributions, including distributions attributable to interest on obligations of the United States or instrumentalities and that are not exempt from state taxation under federal law distributions attributable to capital gain (other than capital gain on Connecticut Obligations), will be subject to the Connecticut personal income tax.

   All distributions from the Connecticut Fund, regardless of source, will be subject to the Connecticut corporation business tax, but corporate shareholders may be permitted a dividends received deduction for the portion of Connecticut Fund distributions received that are not exempt-interest dividends or capital gain dividends.

   Gain on the sale, exchange, or other disposition of shares of the Connecticut Fund will be subject to the Connecticut personal income tax and the Connecticut corporation business tax.

   Shares of the Connecticut Fund may be subject to the Connecticut succession and transfer tax and the Connecticut estate tax if owned by, or subject to a general power of appointment by, a Connecticut decedent at the time of death.

   Shareholders are advised to consult with their own tax advisors for more detailed information concerning Connecticut and local tax matters.

Massachusetts

   The following is a general, abbreviated summary of certain provisions of the applicable Massachusetts tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Massachusetts Funds. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to the Massachusetts Funds' transactions.

   The following is based on the assumptions that the Massachusetts Funds will qualify under Subchapter M of the Code as regulated investment companies, that they will satisfy the conditions which will cause distributions of the Massachusetts Funds to qualify as exempt-interest dividends to shareholders, and that they will distribute all interest and dividends they receive to the Massachusetts Funds' shareholders.

   The Massachusetts Funds are not subject to the Massachusetts corporate excise tax, the Massachusetts franchise tax, or the Massachusetts income tax.

   Distributions by the Massachusetts Funds that qualify, for federal income tax purposes, either as exempt-interest dividends or as capital gain dividends, and that are attributable to interest or gain from the sale or exchange of certain obligations of Massachusetts and its political subdivisions, agencies and instrumentalities will not be subject to the Massachusetts personal income tax. In addition, distributions by the Massachusetts Funds that are attributable to interest on obligations of the United States exempt from state income taxation under federal law will not be subject to the Massachusetts personal income tax. All other distributions will be subject to the Massachusetts personal income tax.

   Distributions by the Massachusetts Funds, regardless of source, are subject to the Massachusetts corporate excise tax.

   Gain on the sale, exchange, or other disposition of shares of the Massachusetts Funds will generally be subject to the Massachusetts personal income and corporate excise tax.

   Shares of the Massachusetts Funds may be subject to the Massachusetts estate tax if owned by a Massachusetts decedent at the time of death.

   Shareholders are advised to consult with their own tax advisors for more detailed information concerning Massachusetts state and local tax matters.

New Jersey

   The following is a general, abbreviated summary of certain provisions of the applicable New Jersey tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the New Jersey Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to transactions of the New Jersey Fund.

   The following is based on the assumptions that the New Jersey Fund will qualify under Subchapter M of the Code as a regulated investment company and under New Jersey law as a qualified investment fund, that it will satisfy the conditions which will cause the New Jersey Fund's distributions to qualify as exempt-interest dividends to shareholders, and that they will distribute all interest and dividends they receive to the New Jersey Fund's shareholders.

   The New Jersey Fund will be subject to the New Jersey corporation business tax or the New Jersey corporation income tax only if it has a sufficient nexus with New Jersey. If it is subject to either tax, the New Jersey Fund does not expect to pay a material amount of either tax.

   Distributions by the New Jersey Fund that are attributable to interest or gains on any obligation of New Jersey or its political subdivisions or to interest or gains on obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law will not be subject to the New Jersey gross income tax. All other distributions will be subject to the New Jersey gross income tax.

   All distributions from the New Jersey Fund, regardless of source, will increase the taxable base of shareholders subject to the New Jersey corporation business tax or the New Jersey corporation income tax.

   Gain on the sale, exchange, or other disposition of shares of the New Jersey Fund will not be subject to the New Jersey gross income tax. Conversely, losses from such transactions may not be used to offset New Jersey taxable gains. Gains from such transactions will be subject to the New Jersey corporation income tax.

   Shares of the New Jersey Funds may be subject to the New Jersey inheritance tax or the New Jersey estate tax if owned by a New Jersey decedent at the time of death.

   Shareholders are advised to consult with their own tax advisors for more detailed information concerning New Jersey state and local tax matters.

New York

   The following is a general, abbreviated summary of certain provisions of the applicable New York tax law as presently in effect as it directly governs the taxation of resident individual, corporate, and unincorporated business shareholders of the New York Funds. This summary does not address the taxation of other shareholders nor does it discuss any other state or any local taxes, other than New York City taxes, that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to New York Fund transactions.

   The New York Funds will be subject to the New York State corporate franchise tax and the New York City general corporation tax only if they have a sufficient nexus with New York State or New York City. If they are subject to such taxes, they do not expect to pay a material amount of either tax.

   Individual shareholders of the New York Funds who are subject to New York State and/or New York City personal income taxation will not be required to include in their New York adjusted gross income that portion of their exempt-interest dividends (as determined for federal income tax purposes) which the New York Funds clearly identify as directly attributable to interest earned on Municipal Obligations issued by governmental authorities in New York ("New York Municipal Obligations") and which are specifically exempted from personal income taxation in New York State or New York City, or interest earned on obligations of U.S. territories or possessions that is exempt from taxation by the states pursuant to federal law. Distributions to individual shareholders of dividends derived from interest that does not qualify as exempt-interest dividends (as determined for federal income tax purposes), distributions of exempt-interest dividends (as determined for federal income tax purposes) which are derived from interest on Municipal Obligations issued by governmental authorities in states other than New York State, and distributions derived from interest earned on federal obligations will be included in their New York adjusted gross income as ordinary income. Distributions to individual shareholders of the New York Funds of capital gain dividends (as determined for federal income tax purposes) will be included in their New York adjusted gross income as long-term capital gains. Distributions to individual shareholders of the New York Funds of dividends derived from any net income received from taxable temporary investments and any net short-term capital gains realized by the New York Funds will be included in their New York adjusted gross income and taxed at the same rate as ordinary income.

   All distributions from the New York Funds, regardless of source, will increase the taxable base of corporate shareholders subject to the New York State franchise tax and/or the New York City general corporation tax.

   Gain from the sale, exchange, or other disposition of shares of the New York Funds will be subject to the New York State personal income and franchise taxes and the New York City personal income, unincorporated business, and general corporation taxes.

   Shares of the New York Funds may be subject to the New York State estate tax if owned by a New York decedent at the time of death.

   Shareholders are advised to consult with their own tax advisors for more detailed information concerning New York and local tax matters.

PERFORMANCE INFORMATION

   The historical investment performance of the Funds may be shown in the form of "yield," "taxable equivalent yield," "average annual total return," "cumulative total return" and "taxable equivalent total return" figures, each of which will be calculated separately for each class of shares.

   In accordance with a standardized method prescribed by rules of the Securities and Exchange Commission ("SEC"), yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

                      Yield=2[ (   a - b +1  )   /6/  -1]
                                   ------
                                    cd

   In the above formula, a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. In the case of Class A shares, the maximum offering price includes the current maximum front-end sales charge of 4.20%.

   In computing yield, the Funds follow certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Funds use to prepare their annual and interim financial statements in conformity with generally accepted accounting principles. Thus, yield may not equal the income paid to shareholders or the income reported in a Fund's financial statements.

   Taxable equivalent yield is computed by dividing that portion of the yield which is tax-exempt by the remainder of (1 minus the stated combined federal and state income tax rate, taking into account the deductibility of state taxes for federal income tax purposes) and adding the product to that portion, if any, of the yield that is not tax exempt.

   The taxable equivalent yields quoted below are based upon (1) the stated combined federal and state income tax rates and (2) the yields for the 30-day period quoted in the left-hand column.




                                           As of February 28, 2002
                                  -----------------------------------------
                                         Combined Federal       Taxable
                                  Yield and State Tax Rate* Equivalent Yield
                                  ----- ------------------- ----------------

   California Municipal Bond Fund
      Class A Shares............. 3.93%        44.5%              7.08%
      Class B Shares............. 3.35%        44.5%              6.04%
      Class C Shares............. 3.55%        44.5%              6.40%
      Class R Shares............. 4.30%        44.5%              7.75%

                                                   As of February 28, 2002
                                          -----------------------------------------
                                                 Combined Federal       Taxable
                                          Yield and State Tax Rate* Equivalent Yield
                                          ----- ------------------- ----------------
California Insured Municipal Bond Fund
   Class A Shares........................ 3.73%        44.5%              6.72%
   Class B Shares........................ 3.15%        44.5%              5.68%
   Class C Shares........................ 3.35%        44.5%              6.04%
   Class R Shares........................ 4.10%        44.5%              7.39%

Connecticut Municipal Bond Fund
   Class A Shares........................ 3.49%        41.5%              5.97%
   Class B Shares........................ 2.90%        41.5%              4.96%
   Class C Shares........................ 3.10%        41.5%              5.30%
   Class R Shares........................ 3.85%        41.5%              6.58%

Massachusetts Municipal Bond Fund
   Class A Shares........................ 3.85%        42.0%              6.64%
   Class B Shares........................ 3.29%        42.0%              5.67%
   Class C Shares........................ 3.48%        42.0%              6.00%
   Class R Shares........................ 4.23%        42.0%              7.29%

Massachusetts Insured Municipal Bond Fund
   Class A Shares........................ 3.45%        42.0%              5.95%
   Class B Shares........................ 2.85%        42.0%              4.91%
   Class C Shares........................ 3.05%        42.0%              5.26%
   Class R Shares........................ 3.79%        42.0%              6.53%

New Jersey Municipal Bond Fund
   Class A Shares........................ 3.75%        42.5%              6.52%
   Class B Shares........................ 3.17%        42.5%              5.51%
   Class C Shares........................ 3.37%        42.5%              5.86%
   Class R Shares........................ 4.12%        42.5%              7.17%

New York Municipal Bond Fund**
   Class A Shares........................ 4.09%        45.0%              7.44%
   Class B Shares........................ 3.52%        45.0%              6.40%
   Class C Shares........................ 3.72%        45.0%              6.76%
   Class R Shares........................ 4.47%        45.0%              8.13%

New York Insured Municipal Bond Fund**
   Class A Shares........................ 3.32%        45.0%              6.04%
   Class B Shares........................ 2.73%        45.0%              4.96%
   Class C Shares........................ 2.92%        45.0%              5.31%
   Class R Shares........................ 3.67%        45.0%              6.67%

--------
  *The combined tax rates used in these tables represent the highest or one of the highest combined tax rates applicable to state taxpayers, rounded to the nearest .5%; these rates do not reflect the current federal tax limitations on itemized deductions and personal exemptions, which may raise the effective tax rate and taxable equivalent yield for taxpayers above certain income levels.

 **Reflects a combined federal, state and New York City tax rate.

   For additional information concerning taxable equivalent yields, see the Taxable Equivalent Yields tables in the Prospectus.

   The Funds may from time to time in their advertising and sales materials report a quotation of their current distribution rate. The distribution rate represents a measure of dividends distributed for a specified period. Distribution rate is computed by taking the most recent monthly tax-free income dividend per share, multiplying it by 12 to annualize it, and dividing by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Defined Portfolios, or the maximum public offering price). The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a Fund may be paying out more than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

   The distribution rates as of the period quoted, based on the maximum public offering price then in effect for the Funds, and assuming the imposition of the maximum sales charge for Class A Shares of 4.20% were as follows:


                                                    February 28, 2002
                                             ------------------------------
                                                   Distribution Rates
                                             ------------------------------
                                             Class A Class B Class C Class R
                                             ------- ------- ------- -------
   California Municipal Bond Fund...........  4.82%   4.28%   4.51%   5.26%
   California Insured Municipal Bond Fund...  4.42%   3.84%   4.03%   4.78%
   Connecticut Municipal Bond Fund..........  4.79%   4.23%   4.45%   5.16%
   Massachusetts Municipal Bond Fund........  4.66%   4.11%   4.33%   5.06%
   Massachusetts Insured Municipal Bond Fund  4.55%   3.99%   4.17%   4.91%
   New Jersey Municipal Bond Fund...........  4.23%   3.68%   3.86%   4.58%
   New York Municipal Bond Fund.............  4.83%   4.31%   4.52%   5.25%
   New York Insured Municipal Bond Fund.....  4.40%   3.85%   4.02%   4.75%




   Average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical, $1,000 investment ("initial investment") in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period.

   Total returns for the oldest class of each fund reflect actual performance for all periods. For other classes, total returns reflect actual performance for periods since class inception, and the oldest class's performance for periods prior to inception, adjusted for the differences in sales charges and fees between the classes.

   The inception dates for each class of the Funds' shares are as follows:

                                                     Inception Dates
                                                    -----------------
          New Jersey Municipal Bond Fund
             Class A Shares........................ September 6, 1994
             Class B Shares........................  February 1, 1997
             Class C Shares........................ September 6, 1994
             Class R Shares........................     July 26, 1991
          New York Municipal Bond Fund
             Class A Shares........................ September 6, 1994
             Class B Shares........................  February 1, 1997
             Class C Shares........................ September 6, 1994
             Class R Shares........................ December 10, 1986
          New York Insured Municipal Bond Fund
             Class A Shares........................ September 6, 1994
             Class B Shares........................  February 1, 1997
             Class C Shares........................ September 6, 1994
             Class R Shares........................ December 10, 1986
          California Municipal Bond Fund
             Class A Shares........................ September 6, 1994
             Class B Shares........................  February 1, 1997
             Class C Shares........................ September 6, 1994
             Class R Shares........................      July 1, 1986
          California Insured Municipal Bond Fund
             Class A Shares........................ September 6, 1994
             Class B Shares........................  February 1, 1997
             Class C Shares........................ September 6, 1994
             Class R Shares........................      July 1, 1986
          Massachusetts Municipal Bond Fund
             Class A Shares........................ September 6, 1994
             Class B Shares........................  February 1, 1997
             Class C Shares........................ September 6, 1994
             Class R Shares........................ December 10, 1986
          Massachusetts Insured Municipal Bond Fund
             Class A Shares........................ September 6, 1994
             Class B Shares........................  February 1, 1997
             Class C Shares........................ September 6, 1994
             Class R Shares........................ December 10, 1986
          Connecticut Municipal Bond Fund
             Class A Shares........................     July 13, 1987
             Class B Shares........................  February 1, 1997
             Class C Shares........................   October 4, 1993
             Class R Shares........................  February 1, 1997

   The annual total return figures for the Funds, including the effect of the maximum sales charge for Class A shares, and applicable CDSC for Class B Shares, for the one-year, five-year, and ten-year periods ended February 28, 2002 and for the period from inception through February 28, 2002, respectively, using the performance of the oldest class for periods prior to the inception of the newer classes, as described above, were:



                                                    Annual Total Returns
                                     ---------------------------------------------------
                                         One          Five         Ten          From
                                         year        years        years      inception
                                        ended        ended        ended       through
                                     February 28, February 28, February 28, February 28,
                                         2002         2002         2002         2002
                                     ------------ ------------ ------------ ------------
California Municipal Bond Fund
   Class A Shares...................    (.57)%       3.97%        5.34%        6.17%
   Class B Shares...................    (.90)%       3.90%        5.21%        6.09%
   Class C Shares...................     3.28%       4.30%        5.14%        5.76%
   Class R Shares...................     4.06%       5.06%        6.05%        6.73%

California Insured Municipal Bond
  Fund
   Class A Shares...................     1.41%       4.63%        5.78%        6.29%
   Class B Shares...................     1.18%       4.60%        5.62%        6.20%
   Class C Shares...................     5.42%       4.97%        5.52%        5.83%
   Class R Shares...................     6.08%       5.74%        6.46%        6.82%

Connecticut Municipal Bond Fund
   Class A Shares...................     2.19%       4.62%        5.83%        6.43%
   Class B Shares...................     1.84%       4.53%        5.74%        6.42%
   Class C Shares...................     6.07%       4.95%        5.69%        6.15%
   Class R Shares...................     6.82%       5.77%        6.41%        6.83%

Massachusetts Municipal Bond Fund
   Class A Shares...................     1.46%       4.10%        5.55%        5.63%
   Class B Shares...................      .96%       4.08%        5.39%        5.52%
   Class C Shares...................     5.20%       4.44%        5.30%        5.20%
   Class R Shares...................     5.96%       5.19%        6.21%        6.16%

Massachusetts Insured Municipal Bond
  Fund
   Class A Shares...................     1.25%       4.15%        5.44%        5.76%
   Class B Shares...................      .87%       4.12%        5.29%        5.66%
   Class C Shares...................     5.17%       4.50%        5.21%        5.34%
   Class R Shares...................     5.95%       5.28%        6.13%        6.31%

New Jersey Municipal Bond Fund
   Class A Shares...................     1.57%       4.76%        5.84%        5.84%
   Class B Shares...................     1.26%       4.69%        5.68%        5.69%
   Class C Shares...................     5.46%       5.05%        5.61%        5.61%
   Class R Shares...................     6.22%       5.85%        6.53%        6.53%

                                               Annual Total Returns
                                ---------------------------------------------------
                                    One          Five         Ten          From
                                    year        years        years      inception
                                   ended        ended        ended       through
                                February 28, February 28, February 28, February 28,
                                    2002         2002         2002         2002
                                ------------ ------------ ------------ ------------
New York Municipal Bond Fund
   Class A Shares..............    1.47%        4.99%        6.15%        6.54%
   Class B Shares..............    1.07%        4.95%        6.02%        6.48%
   Class C Shares..............    5.29%        5.31%        5.97%        6.15%
   Class R Shares..............    6.16%        6.12%        6.87%        7.11%

New York Insured Municipal Bond
  Fund
   Class A Shares..............    1.31%        4.38%        5.65%        6.07%
   Class B Shares..............     .97%        4.33%        5.50%        5.99%
   Class C Shares..............    5.26%        4.72%        5.44%        5.65%
   Class R Shares..............    6.03%        5.50%        6.35%        6.62%




   Calculation of cumulative total return is not subject to a prescribed formula. Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, deducting (in some cases) the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical investment over the period.


   The cumulative total return figures for the Funds, including the effect of the maximum sales charge for the Class A Shares, and applicable CDSC for Class B Shares, for the one-year, five-year and ten-year periods ended February 28, 2002, and for the period since inception through February 28, 2002, using the performance of the oldest class for periods prior to the inception of the newer classes, as described above, respectively, were:



                                               Cumulative Total Returns
                                  ---------------------------------------------------
                                      One          Five         Ten          From
                                      year        years        years      inception
                                     ended        ended        ended       through
                                  February 28, February 28, February 28, February 28,
                                      2002         2002         2002         2002
                                  ------------ ------------ ------------ ------------
California Municipal Bond Fund
   Class A Shares................    (.57)%       21.52%       68.19%      155.59%
   Class B Shares................    (.90)%       21.09%       66.10%      152.26%
   Class C Shares................     3.28%       23.42%       65.00%      140.43%
   Class R Shares................     4.06%       27.96%       79.93%      177.37%

California Insured Municipal Bond
  Fund
   Class A Shares................     1.41%       25.41%       75.45%      159.98%
   Class B Shares................     1.18%       25.24%       72.74%      156.57%
   Class C Shares................     5.42%       27.43%       71.10%      142.97%
   Class R Shares................     6.08%       32.18%       86.96%      180.90%

                                                  Cumulative Total Returns
                                     ---------------------------------------------------
                                         One          Five         Ten          From
                                         year        years        years      inception
                                        ended        ended        ended       through
                                     February 28, February 28, February 28, February 28,
                                         2002         2002         2002         2002
                                     ------------ ------------ ------------ ------------
Connecticut Municipal Bond Fund
   Class A Shares...................    2.19%        25.31%       76.22%      148.84%
   Class B Shares...................    1.84%        24.79%       74.78%      148.64%
   Class C Shares...................    6.07%        27.32%       73.91%      139.37%
   Class R Shares...................    6.82%        32.38%       86.20%      162.91%

Massachusetts Municipal Bond Fund
   Class A Shares...................    1.46%        22.23%       71.67%      129.88%
   Class B Shares...................     .96%        22.15%       69.10%      126.19%
   Class C Shares...................    5.20%        24.24%       67.65%      115.97%
   Class R Shares...................    5.96%        28.80%       82.64%      147.97%

Massachusetts Insured Municipal Bond
  Fund
   Class A Shares...................    1.25%        22.55%       69.78%      134.00%
   Class B Shares...................     .87%        22.34%       67.47%      130.73%
   Class C Shares...................    5.17%        24.61%       66.16%      120.29%
   Class R Shares...................    5.95%        29.32%       81.30%      153.27%

New Jersey Municipal Bond Fund
   Class A Shares...................    1.57%        26.17%       76.34%       76.34%
   Class B Shares...................    1.26%        25.74%       73.77%       73.88%
   Class C Shares...................    5.46%        27.94%       72.55%       72.55%
   Class R Shares...................    6.22%        32.90%       88.20%       88.20%

New York Municipal Bond Fund
   Class A Shares...................    1.47%        27.58%       81.65%      161.86%
   Class B Shares...................    1.07%        27.32%       79.49%      159.33%
   Class C Shares...................    5.29%        29.55%       78.61%      147.59%
   Class R Shares...................    6.16%        34.57%       94.39%      183.98%

New York Insured Municipal Bond Fund
   Class A Shares...................    1.31%        23.91%       73.33%      144.64%
   Class B Shares...................     .97%        23.62%       70.85%      141.78%
   Class C Shares...................    5.26%        25.96%       69.88%      130.53%
   Class R Shares...................    6.03%        30.68%       85.05%      164.58%





   The Funds may also provide after tax average annual total return quotations calculated according to formulas prescribed by the SEC. These returns may be presented after taxes on distributions and after taxes on distributions and redemption. We assume all distributions by a Fund, less the taxes due on those distributions, are reinvested on the reinvestment dates during the period. Taxes are calculated using the highest individual marginal federal income tax rate in effect on the reinvestment date.



   Average annual total return after taxes on distributions is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of the Fund's operations, if less) that would equate the initial amount invested to the ending value according to the following formula:



   P(1+T)/n/=ATV\\D\\



   Where:  P = a hypothetical initial payment of $1,000.


          T = average annual total return (after taxes on distributions).


          n = number of years.


          ATV\\D\\ = ending value of a hypothetical $1,000 payment made at the beginning of the applicable period calculated at the end of the applicable period after taxes on distributions but not on redemption.



   Average annual total return after taxes on distributions and redemption is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of the Fund's operations, if less) that would equate the initial amount invested to the ending value according to the following formula:



   P(1+T)/n/=ATV\\DR\\



   Where:  P = a hypothetical initial payment of $1,000.


          T = average annual total return (after taxes on distributions and redemption).


          n = number of years.


          ATV\\DR\\ = ending value of a hypothetical $1,000 payment made at the beginning of the applicable period calculated at the end of the applicable period after taxes on distributions and redemption.



   Calculation of taxable equivalent total return is not subject to a prescribed formula. The taxable equivalent total return of a tax-exempt fund represents the pre-tax total return a hypothetical taxable fixed-income investment paying the same after-tax income as the tax-exempt fund (based on an assumed income tax rate) and otherwise experiencing the same investment performance as the tax-exempt fund would have provided. This figure can facilitate the comparison of otherwise comparable taxable and tax-exempt funds. Taxable equivalent total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, computing the total return for each calendar year in the period in the manner described above, and increasing the total return for each such calendar year by the amount of additional income that a taxable fund would need to have generated to equal the income on an after-tax basis, at a specified income tax rate (usually the highest marginal federal tax rate), calculated as described above under the discussion of "taxable equivalent yield." The resulting amount for the calendar year is then divided by the initial investment amount to arrive at a "taxable equivalent total return factor" for the calendar year. The taxable equivalent total return factors for all the calendar years are then multiplied together and the result is then annualized by taking its Nth root (N representing the number of years in the period) and subtracting 1, which provides a taxable equivalent total return expressed as a percentage.




   Class A Shares of the Funds are sold at net asset value plus a current maximum sales charge of 4.20% of the offering price. This current maximum sales charge will typically be used for purposes of calculating performance figures. Yield, returns and net asset value of each class of shares of the Funds will fluctuate. Factors affecting the performance of the Funds include general market conditions, operating expenses and investment management. Any additional fees charged by a securities representative or other financial services firm would reduce returns described in this section. Shares of the Funds are redeemable at net asset value, which may be more or less than original cost.

   In reports or other communications to shareholders or in advertising and sales literature, the Funds may also compare their performance with that of:
(1) the Consumer Price Index or various unmanaged bond indexes such as the Lehman Brothers Municipal Bond Index and the Salomon Brothers High Grade Corporate Bond Index and (2) other fixed income or municipal bond mutual funds or mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), Wiesenberger Investment Companies Service ("Wiesenberger") and CDA Investment Technologies, Inc. ("CDA") or similar independent services which monitor the performance of mutual funds, or other industry or financial publications such as Barron's, Changing Times, Forbes and Money Magazine. Performance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year, or other types of total return and performance figures. Any given performance quotation or performance comparison should not be considered as representative of the performance of the Funds for any future period.

   Each Fund may from time to time in its advertising and sales materials compare its current yield or total return with the yield or total return on taxable investments such as corporate or U.S. Government bonds, bank certificates of deposit (CDs) or money market funds. These taxable investments have investment characteristics that differ from those of the Funds. U. S. Government bonds, for example, are long-term investments backed by the full faith and credit of the U.S. Government, and bank CDs are generally short-term, FDIC-insured investments, which pay fixed principal and interest but are subject to fluctuating rollover rates. Money market funds are short-term investments with stable net asset values, fluctuating yields and special features enhancing liquidity.

   There are differences and similarities between the investments which the Funds may purchase and the investments measured by the indexes and reporting services which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. The CDA Mutual Fund-Municipal Bond Index is a weighted performance average of other mutual funds with a federally tax-exempt income objective. The Salomon Brothers High Grade Corporate Bond Index is an unmanaged index that generally represents the performance of high grade long-term taxable bonds during various market conditions. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally represents the performance of high grade intermediate and long-term municipal bonds during various market conditions. Lipper calculates municipal bond fund averages based on average maturity and credit quality. Morningstar rates mutual funds by overall risk-adjusted performance, investment objectives, and assets. Lipper, Morningstar, Wiesenberger and CDA are widely recognized mutual fund reporting services whose performance calculations are based upon changes in net asset value with all dividends reinvested and which do not include the effect of any sales charges. The market prices and yields of taxable and tax-exempt bonds will fluctuate. The Funds primarily invest in investment grade Municipal Obligations in pursuing their objective of as high a level of current interest income which is exempt from federal and state income tax as is consistent, in the view of the Funds' management, with preservation of capital.

   The Funds may also compare their taxable equivalent total return performance to the total return performance of taxable income funds such as treasury securities funds, corporate bond funds (either investment grade or high yield), or Ginnie Mae funds. These types of funds, because of the character of their underlying securities, differ from municipal bond funds in several respects. The susceptibility of the price of treasury bonds to credit risk is far less than that of municipal bonds, but the price of treasury bonds tends to be slightly more susceptible to change resulting from changes in market interest rates. The susceptibility of the price of investment grade corporate bonds and municipal bonds to market interest rate changes and general credit changes is similar. High yield bonds are subject to a greater degree of price volatility than municipal bonds resulting from changes in market interest rates and are particularly susceptible to volatility from credit changes. Ginnie Mae bonds are generally subject to less price volatility than municipal bonds from credit concerns, due primarily to the fact that the timely payment of monthly installments of principal and interest are backed by the full faith and credit of the U.S. Government, but Ginnie Mae bonds of equivalent coupon and maturity are generally more susceptible to price volatility resulting from market interest rate changes. In addition, the volatility of Ginnie Mae bonds due to changes in market interest rates may differ from municipal bonds of comparable coupon and maturity because bonds of the sensitivity of Ginnie Mae prepayment experience to change in interest rates.

ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF FUND SHARES

   As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

   Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund's classes of shares.

   Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees.

   The minimum initial investment is $3,000 per fund share class ($50 if you establish a systematic investment plan), and may be lower for accounts opened through fee-based programs for which the program sponsor has established a single master account with the fund's transfer agent and performs all sub-accounting services related to that account.


   Class A Shares may be purchased at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Shareholders may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A Shares are also subject to an annual service fee of ..20%. See "Distribution and Service Plan." Set forth below is an example of the method of computing the offering price of the Class A shares of a Fund. The example assumes a purchase on February 28, 2002 of Class A shares from the Nuveen Massachusetts Municipal Bond Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.



  Net Asset Value per share........................................... $ 9.75
  Per Share Sales Charge--4.20% of public offering price (4.41% of net
    asset value per share)............................................    .43
                                                                       ------
  Per Share Offering Price to the Public.............................. $10.18


   The Funds receive the entire net asset value of all Class A Shares that are sold. Nuveen retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to Authorized Dealers.

Reduction or Elimination of Up-Front Sales Charge on Class A Shares and Class R Share Purchase Eligibility

   Rights of Accumulation. You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if the amount of your purchase, when added to the value that day of all of your prior purchases of shares of any Fund or of another Nuveen Mutual Fund, or Nuveen exchange-traded fund, or units of a Nuveen unit trust, on which an up-front sales charge or ongoing distribution fee is imposed, or is normally imposed, falls within the amounts stated in the Class A Sales Charges and Commissions table in "How to Select a Purchase Option" in the Prospectus. You or your financial advisor must notify Nuveen or the Fund's transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of a Fund that you wish to qualify for a reduced sales charge.

   Letter of Intent. You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in "How to Select a Purchase Option" in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to the Fund's transfer agent a written Letter of Intent in a form acceptable to Nuveen. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A Shares that would qualify you for a reduced sales charge shown above. You may count shares of a Nuveen Mutual Fund that you already own on which you paid an up-front sales charge or an ongoing distribution fee and any Class B or C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund, Nuveen Exchange-Traded Fund or a Nuveen Defined Portfolio or otherwise.

   By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial adviser, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

   You or your financial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

   Reinvestment of Nuveen Defined Portfolio Distributions. You may purchase Class A Shares without an up-front sales charge by reinvestment of distributions from any of the various Defined Portfolios sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases.

   Group Purchase Programs. If you are a member of a qualified group, you may purchase Class A Shares of any Fund or of another Nuveen Mutual Fund at the reduced sales charge applicable to the group's purchases taken as a whole. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases.

   Under any group purchase program, the minimum initial investment in Class A Shares of any particular Fund or portfolio for each participant is $50, provided that a group invests at least $3,000 in the Fund and, the minimum monthly investment in Class A Shares of any particular Fund or portfolio by each participant in the program is $50. No certificates will be issued for any participant's account. All dividends and other distributions by a Fund will be reinvested in additional Class A Shares of the same Fund. No participant may utilize a systematic withdrawal program.

   To establish a group purchase program, both the group itself and each participant must fill out the appropriate application materials, which the group administrator may obtain from the group's financial advisor, by calling Nuveen toll-free (800) 257-8787.

   Reinvestment of Redemption Proceeds from Unaffiliated Funds Subject to Merger or Closure. You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through a broker-dealer and represents the reinvestment of the proceeds of the redemption of shares of one or more registered investment companies not affiliated with Nuveen that are subject to merger or closure. You must provide appropriate documentation that the redemption occurred not more than one year prior to the reinvestment of the proceeds in Class A Shares, and that you either paid an up-front sales charge or were subject to a contingent deferred sales charge in respect of the redemption of such shares of such other investment company.

   Special Sales Charge Waivers. Class A Shares of a Fund may be purchased at net asset value without a sales charge, and may be purchased, by the following categories of investors:

  . investors purchasing $1,000,000 or more, Nuveen may pay Authorized Dealers on Class A sales of $1.0 million and above up to an additional 0.25% of the purchase amount;

  . officers, trustees and former trustees of the Nuveen and former Flagship Funds;

  . bona fide, full-time and retired employees and directors of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services;

  . any eligible employer-sponsored qualified defined contribution retirement plan. Eligible plans are those with at least 25 employees and that either
     (a) make an initial purchase of one or more Nuveen mutual funds aggregating $500,000 or more; or (b) execute a Letter of Intent to purchase in the aggregate $500,000 or more of fund shares. Nuveen will pay Authorized Dealers a sales commission on these purchases equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount purchased over $5.0 million. For this category of investors a contingent deferred sales charge of 1% will be assessed on redemptions within 18 months of purchase, unless waived. Municipal bond funds are not a suitable investment for individuals investing in retirement plans.

   Holders of Class C Shares acquired on or before January 31, 1997 can convert those shares to Class A Shares of the same fund at the shareholder's affirmative request six years after the date of purchase. Holders of Class C Shares must submit their request to the transfer agent no later than the last business day of the 71st month following the month in which they purchased their shares. Holders of Class C Shares purchased after that date will not have the option to convert those shares to Class A Shares.

   Also, investors will be able to buy Class A shares at net asset value by using the proceeds of sales of Nuveen Exchange-Traded fund shares or the termination/maturity proceeds from Nuveen Defined Portfolios. You must provide Nuveen appropriate documentation that the fund sale or Defined Portfolio termination/ maturity occurred not more than one year prior to reinvestment. In addition, investors also may buy Class A shares at net asset value without a sales charge by directing their monthly dividends from Nuveen Exchange-Traded funds.

   Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Funds. You or your financial advisor must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Class A Shares of any Fund that you wish to be covered under these special sales charge waivers.

   Class A Shares of any Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Funds.

   In determining the amount of your purchases of Class A Shares of any Fund that may qualify for a reduced sales charge, the following purchases may be combined: (1) all purchases by a trustee or other fiduciary for a single trust, estate or fiduciary account; (2) all purchases by individuals and their immediate family members (i.e., their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings); or (3) all purchases made through a group purchase program as described above.

   Class R Share Purchase Eligibility. Class R Shares are available for purchases of $10 million or more and for purchases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors:

  . officers, trustees and former trustees of the Nuveen and former Flagship Funds and their immediate family members or trustees/directors of any fund sponsored by Nuveen, any parent company of Nuveen and subsidiaries thereof and their immediate family members;

  . bona fide, full-time and retired employees and directors of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . officers, directors or bona fide employees of any investment advisory partner of Nuveen that provides sub-advisory services for a Nuveen product, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates, or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisors, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

   Any shares purchased by investors falling within any of the first five categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Fund.

   In addition, purchasers of Nuveen Defined Portfolios may reinvest their distributions from such unit investment trusts in Class R Shares, if, before September 6, 1994, such purchasers of Nuveen unit investment trusts had elected to reinvest distributions in Nuveen Fund shares (before June 13, 1995 for Nuveen Municipal Bond Fund shares). Shareholders may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund.

   The reduced sales charge programs may be modified or discontinued by the Funds at any time.

   If you are eligible to purchase either Class R Shares or Class A Shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A Shares are subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing account services. Class R Shares are not subject to a distribution or service fee and, consequently, holders of Class R Shares may not receive the sale types or levels of services from Authorized Dealers. In choosing between Class A Shares and Class R Shares, you should weigh the benefits of the services to be provided by Authorized Dealers against the annual service fee imposed upon the Class A Shares.

   For more information about the purchase of Class A Shares or reduced sales charge programs, or to obtain the required application forms, call Nuveen toll-free at (800) 257-8787.

Reduction or Elimination of Contingent Deferred Sales Charge

   Class A Shares are normally redeemed at net asset value, without any Contingent Deferred Sales Charge ("CDSC"). However, in the case of Class A Shares purchased at net asset value on or after July 1, 1996 because the purchase amount exceeded $1 million, where the Authorized Dealer did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase.

   In determining whether a CDSC is payable, a Fund will first redeem shares not subject to any charge, and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund or Nuveen money market fund. The holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. The CDSC is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases on net asset value above the initial purchase price. Nuveen receives the amount of any CDSC shareholders pay. If Class A or Class C Shares subject to a CDSC are exchanged for shares of a Nuveen money market fund, the CDSC would be imposed on the subsequent redemption of those money market shares, and the period during which the shareholder holds the money market fund shares would be counted in determining the remaining duration of the CDSC. The Fund may elect not to so count the period during which the shareholder held the money market fund shares, in which event the amount of any applicable CDSC would be reduced in accordance with applicable rules by the amount of any 12b-1 plan payments to which those money market funds shares may be subject.

   The CDSC may be waived or reduced under the following special circumstances:
1) redemptions within one year following the death or disability, as defined in
Section 72(m)(7) of the Internal Revenue Code of 1986, as amended, of a shareholder; 2) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A Shares is reduced pursuant to Rule 22d-1 under the Act; 3) redemptions of shares purchased under circumstances or by a category of investors for which Class A Shares could be purchased at net asset value without a sales charge; 4) in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund's shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; 5) in connection with the exercise of a Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of such Fund; 6) involuntary redemptions by operation of law; 7) redemptions in connection with a payment of account or plan fees; 8) redemptions made pursuant to a Fund's systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account's net asset value depending on the frequency of the plan as designated by the shareholder; and 9) redemptions of Classes A, B or C Shares if the proceeds are transferred to an account managed by another Nuveen Adviser and the adviser refunds the advanced service and distribution fees to Nuveen. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 of the Investment Company Act of 1940, as amended.

Shareholder Programs

Exchange Privilege


   You may exchange shares of a class of the Funds for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by sending a written request to the Fund, c/o Nuveen Investor Services, P.O. Box 660086, Dallas, Texas 75266-0086. Similarly, Class A, Class B, Class C and Class R Shares of other Nuveen Mutual Funds may be exchanged for the same class of shares of one of the Funds at net asset value without a sales charge.

   If you exchange shares subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares.

   The shares to be purchased must be offered in your state of residence and you must have held the shares you are exchanging for at least 15 days. The total value of exchanged shares must at least equal the minimum investment requirement of the Nuveen Mutual Fund being purchased. For federal income tax purposes, any exchange constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the Application Form or by calling Nuveen Investor Services toll-free 800-257-8787 to obtain an authorization form. The exchange privilege may be modified or discontinued by the Fund at any time.

   The exchange privilege is not intended to permit the Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses, and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law.

Reinstatement Privilege

   If you redeemed Class A, Class B or Class C Shares of the Fund or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC and the CDSC paid at redemption will be refunded. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.

General Matters

   The Funds may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in tax-free, fixed income securities.

   In addition to the types of compensation to dealers to promote sales of fund shares that are described in the Fund's Prospectus, Nuveen may from time to time make additional reallowances only to certain authorized dealers who sell or are expected to sell certain minimum amounts of shares of the Nuveen Mutual Funds during specified time periods. Promotional support may include providing sales literature to and holding informational or educational programs for the benefit of such

Authorized Dealers' representatives, seminars for the public, and advertising and sales campaigns. Nuveen may reimburse a participating Authorized Dealer for up to one-half of specified media costs incurred in the placement of advertisements which jointly feature the Authorized Dealer and Nuveen Funds and Nuveen Defined Portfolios.

   Such reimbursement will be based on the number of Nuveen Fund shares sold, the dollar amounts of such sales, or a combination of the foregoing, during the prior calendar year according to an established schedule. Any such support or reimbursement would be provided by Nuveen out of its own assets, and not out of the assets of the Funds, and will not change the price an investor pays for shares or the amount that a Fund will receive from such a sale.

   To help advisors and investors better understand and most efficiently use the Funds to reach their investment goals, the Funds may advertise and create specific investment programs and systems. For example, this may include information on how to use the Funds to accumulate assets for future education needs or periodic payments such as insurance premiums. The Funds may produce software or additional sales literature to promote the advantages of using the Funds to meet these and other specific investor needs.

   The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee accepts the order. Customer orders received by such broker (or their designee) will be priced at the Funds' net asset value next computed after they are accepted by an authorized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the New York Stock Exchange will receive that day's share price; orders accepted after the close of trading will receive the next business day's share price.

   In addition, you may exchange Class R Shares of any Fund for Class A Shares of the same Fund without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of that Fund.

   Each Fund may suspend the right of redemption, or delay payment to redeeming shareholders for more than seven days, when the New York Stock Exchange is closed (not including customary weekend and holiday closings); when trading in the markets a Fund normally uses is restricted, or the SEC determines that an emergency exists so that trading of a Fund's portfolio securities or determination of a Fund's net asset value is not reasonably practical; or the SEC by order permits the suspension of the right of redemption or the delay in payment to redeeming shareholders for more than seven days.

   The Funds have reserved the right to redeem in kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although the Funds have no present intention to redeem in kind. The Funds voluntarily have committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of the ninety-day period.

   Shares will be registered in the name of the investor or the investor's financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good form from the financial advisor acting on the investor's behalf. Share certificates will only be issued upon written request to the Funds' transfer agent. No share certificates will be issued for fractional shares.

   A fee of 1% of the current market value of any shares represented by a certificate will be charged if the certificate is lost, stolen, or destroyed. The fee is paid to Seaboard Surety Company for issuance of the lost, stolen, or destroyed certificate.

   For more information on the procedure for purchasing shares of a Fund and on the special purchase programs available thereunder, see "How to Buy Fund Shares" in the Prospectus.


   Nuveen serves as the principal underwriter of the shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Nuveen Flagship Multistate Trust II, dated February 1, 1997 and last renewed on July 31, 2001 ("Distribution Agreement"). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Funds' shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Funds' shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers. Nuveen receives for its services the excess, if any, of the sales price of the Funds' shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plan." Nuveen receives any CDSCs imposed on redemptions of Shares.


   The following table sets forth the aggregate amount of underwriting commissions with respect to the sale of Fund shares and the amount thereof retained by Nuveen, for each of the Funds for the last three fiscal years. All figures are to the nearest thousand.


                                Year Ended            Year Ended            Year Ended
                             February 28, 2002     February 28, 2001     February 29, 2000
                           --------------------- --------------------- ---------------------
                                         Amount                Amount                Amount
                            Amount of   Retained  Amount of   Retained  Amount of   Retained
                           Underwriting    By    Underwriting    By    Underwriting    By
                           Commissions   Nuveen  Commissions   Nuveen  Commissions   Nuveen
Fund                       ------------ -------- ------------ -------- ------------ --------
California Fund...........     $143         6        $104        --        $170        --
California Insured Fund...     $178        --        $ 95        --        $117         4
Connecticut Fund..........     $406        41        $178        19        $233         8
Massachusetts Fund........     $ 38         3        $ 30        --        $ 49        --
Massachusetts Insured Fund     $ 36         6        $ 24         3        $ 35         5
New Jersey Fund...........     $146        --        $ 82        11        $ 88         2
New York Fund.............     $167        --        $125        --        $ 94        11
New York Insured Fund.....     $103        --        $ 40        --        $ 99        --


DISTRIBUTION AND SERVICE PLAN

   The Funds have adopted a plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

   The distribution fee applicable to Class B and Class C Shares under each Fund's Plan will be payable to reimburse Nuveen for services and expenses incurred in connection with the distribution of Class B and Class C Shares, respectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

   The service fee applicable to Class A Shares, Class B Shares and Class C Shares under each Fund's Plan will be payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

   Each Fund may spend up to .20 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan applicable to Class A Shares. Each Fund may spend up to .75 of 1% per year of the average daily net assets of Class B Shares as a distribution fee and up to .20 of 1% per year of the average daily net assets of Class B Shares as a service fee under the Plan applicable to Class B Shares. Each Fund may spend up to .55 of 1% per year of the average daily net assets of Class C Shares as a distribution fee and up to ..20 of 1% per year of the average daily net assets of Class C Shares as a service fee under the Plan applicable to Class C Shares.


   For the fiscal year ended February 28, 2002, 100% of service fees and distribution fees were paid out as compensation to Authorized Dealers. The service fee for the Class A, Class B and Class C Shares was .20% and the distribution fee for the Class B Shares was 0.75% and for Class C Shares was ..55%.



                                                 Compensation Paid to
                                                Authorized Dealers for
                                                    the Year Ended
                                                  February 28, 2002
                                                ----------------------
         California Municipal Bond Fund........
            Class A............................        $102,053
            Class B............................        $135,840
            Class C............................        $113,558
         California Insured Municipal Bond Fund
            Class A............................        $132,000
            Class B............................        $156,411
            Class C............................        $ 70,806
         Connecticut Municipal Bond Fund
            Class A............................        $422,358
            Class B............................        $204,442
            Class C............................        $167,074
         Massachusetts Municipal Bond Fund
            Class A............................        $ 38,393
            Class B............................        $ 46,618
            Class C............................        $ 42,922

                                                   Compensation Paid to
                                                  Authorized Dealers for
                                                      the Year Ended
                                                    February 28, 2002
                                                  ----------------------
        Massachusetts Insured Municipal Bond Fund
           Class A...............................        $ 31,681
           Class B...............................        $ 25,854
           Class C...............................        $ 26,365
        New Jersey Municipal Bond Fund...........
           Class A...............................        $110,403
           Class B...............................        $192,227
           Class C...............................        $106,466
        New York Municipal Bond Fund.............
           Class A...............................        $217,818
           Class B...............................        $291,392
           Class C...............................        $159,052
        New York Insured Municipal Bond Fund
           Class A...............................        $121,945
           Class B...............................        $189,966
           Class C...............................        $ 49,364






   Under each Fund's Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-interested trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.

INDEPENDENT PUBLIC ACCOUNTANTS AND CUSTODIAN


   Arthur Andersen LLP, independent public accountants, 33 West Monroe Street, Chicago, Illinois 60603, served as auditors for all of the Funds. Pricewaterhouse Coopers LLP, independent public accountants, One North Wacker Drive, Chicago, Illinois 60606, has been selected as auditors for the Funds for the fiscal year ending February 28, 2003. In addition to audit services, the auditors will provide consultation and assistance on accounting, internal control, tax and related matters. The financial statements incorporated by reference elsewhere in this Statement of Additional Information and the information for prior periods set forth under "Financial Highlights" in the Prospectus have been audited by the auditors as indicated in their reports with respect thereto, and are included in reliance upon the authority of that firm in giving that report.

   The custodian of the Funds' assets is The Chase Manhattan Bank, P.O. Box 660086, Dallas, Texas 75266-0086. The custodian performs custodial, fund accounting, portfolio accounting, shareholder, and transfer agency services.

   The Funds' transfer, shareholder services, and dividend paying agent is Chase Global Funds Services Company, P.O. Box 660086, Dallas, Texas 75266-0086.

FINANCIAL STATEMENTS

   The audited financial statements for each Fund's most recent fiscal year appear in the Fund's Annual Report. Each Fund's Annual Report accompanies this Statement of Additional Information.

APPENDIX A

Ratings of Investments

   The four highest ratings of Moody's for Municipal Obligations are Aaa, Aa, A and Baa. Municipal Obligations rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to Municipal Obligations which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat greater than in Aaa rated Municipal Obligations. The Aaa and Aa rated Municipal Obligations comprise what are generally known as "high grade bonds." Municipal Obligations that are rated A by Moody's possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest of A rated Municipal Obligations are considered adequate, but elements may be present, which suggest a susceptibility to impairment sometime in the future. Municipal Obligations rated Baa by Moody's are considered medium grade obligations (i.e., they are neither highly protected nor poorly secured). Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its general rating category.

   The four highest ratings of S&P for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA have a strong capacity to pay principal and interest. The rating of AA indicates that capacity to pay principal and interest is very strong and such bonds differ from AAA issues only in small degree. The category of A describes bonds which have a strong capacity to pay principal and interest, although such bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating is the lowest "investment grade" security rating by S&P. Municipal Obligations rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas such bonds normally exhibit adequate protection parameters, adverse economic conditions are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   The four highest ratings of Fitch for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Municipal Obligations rated AA are considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because Municipal Obligations rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+." Municipal Obligations rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Municipal Obligations rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

   The "Other Corporate Obligations" category of temporary investments are corporate (as opposed to municipal) debt obligations rated AAA by S&P or Aaa by Moody's. Corporate debt obligations rated AAA by S&P have an extremely strong capacity to pay principal and interest. The Moody's corporate debt rating of Aaa is comparable to that set forth above for Municipal Obligations.

   Subsequent to its purchase by a Fund, an issue may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event requires the elimination of such obligation from a Fund's portfolio, but Nuveen Advisory will consider such an event in its determination of whether the Fund should continue to hold such obligation.

APPENDIX B

DESCRIPTION OF HEDGING TECHNIQUES

   Set forth below is additional information regarding the various Fund's defensive hedging techniques and use of repurchase agreements.

Futures and Index Transactions

   Financial Futures. A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

   The purchase of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. When a Fund purchases a financial future, it deposits in cash or securities an "initial margin" of between 1% and 5% of the contract amount. Thereafter, the Fund's account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The Fund must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the Fund may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the Fund to settle the final determination and the Fund realizes a loss or gain depending on whether on a net basis it made or received such payments.

   The sale of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. For example, if a Fund owns long-term bonds and interest rates were expected to increase, it might sell financial futures. If interest rates did increase, the value of long-term bonds in the Fund's portfolio would decline, but the value of the Fund's financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

   Among the risks associated with the use of financial futures by the Funds as a hedging device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities which are the subject of the hedge.

   Thus, if the price of the financial future moves less or more than the price of the securities which are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the Fund may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the Fund may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

   The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The Fund might find it difficult or impossible to close out a particular transaction.

   Options on Financial Futures. The Funds may also purchase put or call options on financial futures which are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. Currently, options can be purchased with respect to financial futures on U.S. Treasury Bonds on The Chicago Board of Trade. The purchase of put options on financial futures is analogous to the purchase of put options by a Fund on its portfolio securities to hedge against the risk of rising interest rates. As with options on debt securities, the holder of an option may terminate his position by selling an option of the same Fund. There is no guarantee that such closing transactions can be effected.

Index Contracts

   Index Futures. A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash--rather than any security--equal to specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

   Index Options. The Funds may also purchase put or call options on U.S. Government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

   Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above. No series will enter into transactions in index or financial futures or related options unless and until, in the Adviser's opinion, the market for such instruments has developed sufficiently.

Repurchase Agreements

   A Fund may invest temporarily up to 5% of its assets in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's board of trustees ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Fund's board of trustees.

   The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

   The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

                                                                   VAI-MS2-0602

                                                                          NUVEEN
                                                                     INVESTMENTS


Nuveen Municipal Bond Funds

Annual Report dated February 28, 2002



Dependable, tax-free income to help you keep more of what you earn.





                              [PHOTOS APPEAR HERE]





                                           Nuveen California Municipal Bond Fund
                                   Nuveen California Insured Municipal Bond Fund

--------------------------------------------------------------------------------
Less mail more freedom with online fund reports


There is a new way to receive your Nuveen Fund updates faster than ever. Nuveen now can link you with electronic versions of the important financial information we send you by regular mail.

By registering for online access via the internet, you will be able to view and save the Fund information you currently receive in the mail. This information can be stored on your computer and retrieved any time. In addition, you can select only the specific pages you want to view or print.

With this new service, you'll receive an e-mail notice the moment Fund reports are ready. This notice will contain a link to the report - all you have to do is click your computer mouse on the internet address provided. You'll be saving time, as well as saving your Fund paper, printing and distribution expenses.

Registering for electronic access is easy and only takes a few minutes. (see below)

The e-mail address you provide is strictly confidential and will not be used for anything other than notifications of shareholder information.

And if you decide you don't like receiving your reports electronically, it's a simple process to go back to regular mail delivery.



Sign up today -- here's what you need to do...
================================================================================

If your Nuveen Fund dividends are
PAID TO YOUR BROKERAGE ACCOUNT,
follow the steps outlined below:

1.   Go to www.investordelivery.com

2. Look at the address sheet that accompanied this report. Enter the personal 13-character enrollment number imprinted near your name on the address sheet.

3. You'll be taken to a page with several options. Select the New Enrollment-Create screen. Once there, enter your e-mail address (yourID@providerID.com), and a personal, 4-digit PIN of your choice. (Pick a number that's easy to remember.)

4. Click Submit. Confirm the information you just entered is correct, then click Submit again.

5. You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

6. Use this same process if you need to change your registration information or cancel internet viewing.


If your Nuveen Fund dividends
COME DIRECTLY TO YOU FROM NUVEEN,
follow the steps outlined below:

1.   Go to www.nuveen.com

2. Select the Access Account tab. Select the E-Report Enrollment section. Click on Enrollment Page.

3. You'll be taken to a screen that asks for your social security number and e-mail address. Fill in this information, then click Enroll.

4. You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

5. Use this same process if you need to change your registration information or cancel internet viewing.



Must be preceded by or accompanied by a prospectus.

{PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]


Dear Shareholder,

I am pleased to have this opportunity to report on the recent performance of your Nuveen Fund. During the period covered by this report, your Fund continued to meet its primary objective of providing you with dependable, tax-free income to help you keep more of what you earn. Detailed information on your Fund can be found in the Portfolio Manager Commentary and Fund Spotlight sections later in this report. I urge you to take the time to review this page. In addition to providing you with high current income exempt from regular federal income taxes, your Nuveen Fund also features several characteristics that can help make it an essential part of your overall investment strategy. These include careful research, constant surveillance and broad trading execution by Nuveen's seasoned portfolio management team, with every action designed to supplement income, improve Fund structure, better adapt to current market conditions or increase diversification. In turbulent times like these, prudent investors understand the importance of diversification, balance, and risk management, all attributes your Nuveen Fund can bring to your portfolio.

As recent events have demonstrated, it's as important as ever to have a broadly diversified portfolio. If you have concerns about whether your portfolio is as diversified as it should be, now might be a good time to talk to your financial advisor. Your advisor can give you more information about specific Nuveen investments as well as give you a prospectus, which you should read carefully before investing or sending money.

Founded in 1898, Nuveen is committed to helping investors preserve and enhance the value of their assets. We believe that the most successful investing encompasses a long-term perspective, a consistently executed investment discipline and the advice of a trusted financial professional.

Thank you for your continued confidence.



Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
April 15, 2002



Dear Shareholder............................................................1
Portfolio Managers' Comments................................................2
California Spotlight Page...................................................5
California Insured Spotlight Page...........................................6
Portfolio of Investments....................................................7
Statement of Assets and Liabilities........................................15
Statement of Operations....................................................16
Statement of Changes in Net Assets.........................................17
Notes to Financial Statements..............................................18
Financial Highlights.......................................................23
Report of Independent Public Accountants...................................25
Trustees and Officers......................................................26
Fund Information...........................................................29

                             Annual Report | Page 1

Portfolio Managers' Comments

Bill Fitzgerald, Portfolio Manager, Nuveen California Municipal Bond Fund Steve Krupa, Portfolio Manager, Nuveen California Insured Municipal Bond Fund

Q. What market environment did the funds experience during the last 12 months?

A. Municipal investments continued to enjoy strong performance. As the economy remained weak--especially in the post September 11 environment--the Federal Reserve continued to keep short-term interest rates low. By the end of 2001, the Fed had decreased short-term rates to their lowest levels in more than 40 years. Low interest rates, coupled with continued modest inflation, helped boost the prices of many longer-term bonds offering higher coupon payments.

Municipal bonds experienced strong demand during the period. According to the Investment Company Institute, municipal bond mutual funds saw net cash inflows of $11.5 billion in 2001, compared with a $14 billion outflow in 2000. The supply of municipal securities kept up with this demand. Nationwide, a record $343 billion of new bonds were issued during 2001, 43 percent more than in the previous year. Compared to the national average, new municipal bond supply was relatively tight in California during the last 12 months. This limited supply, coupled with strong demand for insured tax-free California bonds, sent prices generally higher throughout the period.

The California economy struggled with the aftereffects of last year's energy crisis, which forced the bankruptcy and near bankruptcy of the state's two largest electric utilities, and the sharp stock market sell-off that hit the Silicon Valley region especially hard. These situations improved as the year progressed, with energy prices declining and many technology stocks recovering from their lows. Nevertheless, tax revenues during the period were well below projections, and a significant budget shortfall resulted.

Q. How did the funds perform during the fiscal year ended February 28, 2002, and what factors influenced their returns?

A. The California Insured Municipal Bond Fund returned 5.90 percent for the one year period ended February 28, 2002 (Class A shares at net asset value), compared with the Lipper California Insured Municipal Debt Funds1 category average of 5.68 percent. The California Municipal Bond Fund returned 3.82 percent for the one year period ended February 28, 2002 (Class A shares at net asset value), compared with the Lipper California Municipal Debt Funds2 category average of 5.49 percent. As an additional point of comparison, the Lehman Brothers Municipal Bond Index3, which measures municipal bond performance nationwide, returned 6.84 percent during the period.

We believe the Insured fund's relatively strong performance was the result of good structure during a declining interest-rate environment. For example, we owned a number of longer duration securities that responded especially well in the generally declining rate environment. Good call protection also helped performance by helping the fund retain many bonds with relatively higher coupon rates.

The Nuveen California Municipal Bond Fund's performance resulted from several factors:

..    The fund's duration was lower than its Lipper peer group average, a relatively conservative position that can help the fund better weather a market downturn but restricted its performance in a falling interest rate environment.

..    The fund held several bonds issued by airports or secured by airlines.
     These securities generally performed poorly in the immediate aftermath of September 11.



The views expressed reflect those of the portfolio managers and are subject to change at any time, based on market and other conditions.

1 For the Nuveen California Insured Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 24 funds in the Lipper California Insured Municipal Debt Funds category for the fiscal year ended February 28, 2002. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

2 For the Nuveen California Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 106 funds in the Lipper California Municipal Debt Funds category for the fiscal year ended February 28, 2002. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

3 The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.


                             Annual Report | Page 2

..    High energy costs and tight pollution control requirements negatively affected many industrial development bonds within state, including the fund's CanFibre holding. We are monitoring that situation carefully, and are working closely with all parties to reach a solution that we believe will be in the best interests of the fund's shareholders.

Q. What strategies were underlying your management of the funds during the year?

A. For both funds, we continued to follow Nuveen's overall value-oriented management strategy. This approach leads us to look for potentially undervalued securities, for instance, those we want to buy because we believe their credit rating is lower than deserved. Similarly, we look to sell those securities we believe may have become overvalued.

In general, trading activity in the Insured fund was modest during the past 12 months. However, we did find a few buying opportunities throughout the period. For example, we purchased $3.5 million of insured California Department of Veterans Affairs home purchase bonds, offering a coupon rate of 5.30 percent and due to mature in 2021. We also took advantage of select opportunities in the airport and hospital sectors. In addition, we continuously looked for ways to enhance the fund's call protection and maintain the fund's income stream as high as possible in a falling interest rate environment.

In the California Municipal Bond Fund, we sold many of our holdings in California general obligation (GO) bonds because of California's economic difficulties, which led major agencies to downgrade the state's credit rating. This proved to be a good decision, as credit spreads for Califor-nia GO bonds widened during the period. In place of these GO bonds, we added a variety of AAA rated bonds with maturities of between 15 and 20 years, which we believed were a good source of value during the last 12 months.

Q. What is your outlook for the municipal market and the fund?

A. We envision that municipal bond supply will increase again in 2002. We also anticipate that the rest of the year will bring slow economic growth, a situation that would pressure the budgets of states and municipalities and likely lead them to issue more debt to fund needed projects. If economic growth develops at a pace faster than we expect, this could encourage the Fed to change course and begin to raise interest rates. Such a shift in interest rate policy could push municipal bond yields higher, particularly with respect to shorter maturity bonds, which are especially sensitive to Fed rate adjustments. This would put downward pressure on bond prices.

                               Morningstar Ratings
                                  as of 2/28/02

                           Nuveen California Municipal
                                Bond Fund /1/,/2/
                           Overall rating among 1,651
                              municipal bond funds

                            Nuveen California Insured
                          Municipal Bond Fund /1/,/3/
                           Overall rating among 1,651
                              municipal bond funds

1 For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associate with its three, five and ten-year (if applicable) Morningstar Rating metrics.

2 The Nuveen California Municipal Bond Fund was rated against the following numbers of U.S.-domiciled Municipal Bond funds over the following time periods: 1,651 funds in the last three years and 1,495 funds in the last five years. With respect to these Municipal Bond funds, the Nuveen California Municipal Bond Fund received a Morningstar Rating of three and four stars for the three and five-year periods, respectively. Past performance is no guarantee of future results. Morningstar Rating is for the A share class only; other classes may have different performance characteristics.

3 The Nuveen California Insured Municipal Bond Fund was rated against the following numbers of U.S.-domiciled Municipal Bond funds over the following time periods: 1,651 funds in the last three years and 1,495 funds in the last five years. With respect to these Municipal Bond funds, the Nuveen California Insured Municipal Bond Fund received a Morningstar Rating of four stars for the three and five-year periods, respectively. Past performance is no guarantee of future results. Morningstar Rating is for the A share class only; other classes may have different performance characteristics.


                             Annual Report | Page 3

Going forward, we plan to continue to closely monitor the California marketplace and work to improve the structures of both funds to help prepare them for whatever lies ahead. For example, if the inflation outlook remains relatively benign, we will look to capitalize on periods of excess supply by buying some longer maturity bonds with more attractive yields. If we see interest rates beginning to rise, we may look for higher coupon bonds to shorten durations and maintain a relatively defensive portfolio structure.

No matter what happens in the broad municipal market, however, we expect to continue following our overall value-oriented investment approach. By staying with this proven investing philosophy, we believe we have a good opportunity to find strong performing municipal investments that may, over time, reward these funds' shareholders.


Nuveen California Municipal Bond Fund
Growth of an Assumed $10,000 Investment*

                          [MOUNTAIN CHART APPEARS HERE]

      Lehman Brothers              Nuveen California           Nuveen California
      Municipal Bond               Municipal Bond              Municipal Bond
           Index                    Fund (NAV)                   Fund (Offer)

2/92      10,000                      10,000                         9,580
2/94      12,005                      11,884                        11,385
2/96      13,583                      13,144                        12,592
2/98      15,776                      15,067                        14,434
2/00      16,395                      15,367                        14,722
2/02      19,680                      17,548                        16,811

         _______ Nuveen California Municipa1 Bond Fund (Offer) $16,811

         _______ Nuveen California Municipal Bond Fund (NAV) $17,548

         _______ Lehman Brothers Municipal Bond Index $19,680


Nuveen California Insured Municipal Bond Fund
Growth of an Assumed $10,000 Investment*

                          [MOUNTAIN CHART APPEARS HERE]

      Lehman Brothers   Nuveen California Insured      Nuveen California Insured
      Municipal Bond           Municipal Bond          Municipal Bond
           Index                Fund (NAV)               Fund (Offer)

2/92      10,000                  10,000                     9,580
2/94      12,005                  11,939                    11,437
2/96      13,583                  13,381                    12,819
2/98      15,776                  15,203                    14,565
2/00      16,395                  15,447                    14,798
2/02      19,680                  18,317                    17,547

      _______ Nuveen California Insured Municipal Bond Fund (Offer) $17,547

      _______ Nuveen California Insured Municipal Bond Fund (NAV) $18,317

      _______ Lehman Brothers Municipal Bond Index $19,680

The graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

* The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return at offer depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.


                             Annual Report | Page 4

Fund Spotlight as of 2/28/02               Nuveen California Municipal Bond Fund


Quick Facts
                            A Shares      B Shares       C Shares       R Shares
--------------------------------------------------------------------------------
NAV                          $ 10.25       $ 10.24        $ 10.25        $ 10.26
--------------------------------------------------------------------------------
CUSIP                      67065N100     67065N209      67065N308      67065N407
--------------------------------------------------------------------------------
Latest Dividend /1/          $0.0430       $0.0365        $0.0385        $0.0450
--------------------------------------------------------------------------------
Latest Capital Gain /2/      $0.0247       $0.0247        $0.0247        $0.0247
--------------------------------------------------------------------------------
Inception Date                  9/94          3/97           9/94           7/86
--------------------------------------------------------------------------------


Annualized Total Returns as of 2/28/02 /3/
A Shares                         NAV                              Offer
1-Year                           3.82%                           -0.57%
-----------------------------------------------------------------------
5-Year                           4.86%                            3.97%
-----------------------------------------------------------------------
10-Year                          5.79%                            5.34%
-----------------------------------------------------------------------

B Shares                         w/o CDSC                        w/CDSC
1-Year                           3.04%                           -0.90%
-----------------------------------------------------------------------
5-Year                           4.07%                            3.90%
-----------------------------------------------------------------------
10-Year                          5.21%                            5.21%
-----------------------------------------------------------------------

C Shares                         NAV
1-Year                           3.28%
--------------------------------------
5-Year                           4.30%
--------------------------------------
10-Year                          5.14%
--------------------------------------

R Shares                         NAV
1-Year                           4.06%
--------------------------------------
5-Year                           5.06%
--------------------------------------
10-Year                          6.05%
--------------------------------------


Tax-Free Yields
A Shares                         NAV                              Offer
-----------------------------------------------------------------------
SEC 30-Day Yield                 4.10%                            3.93%
-----------------------------------------------------------------------
Taxable-Equivalent Yield /4/     6.46%                            6.19%
-----------------------------------------------------------------------

B Shares                         NAV
SEC 30-Day Yield                 3.35%
--------------------------------------
Taxable-Equivalent Yield /4/     5.28%
--------------------------------------

C Shares                         NAV
SEC 30-Day Yield                 3.55%
--------------------------------------
Taxable-Equivalent Yield /4/     5.59%
--------------------------------------

R Shares                         NAV
SEC 30-Day Yield                 4.30%
--------------------------------------
Taxable-Equivalent Yield /4/     6.77%
--------------------------------------


Annualized Total Returns as of 12/31/01 /3/
A Shares                         NAV                              Offer
1-Year                           2.96%                           -1.41%
-----------------------------------------------------------------------
5-Year                           4.54%                            3.64%
-----------------------------------------------------------------------
10-Year                          5.63%                            5.17%
-----------------------------------------------------------------------

B Shares                         w/o CDSC                        w/CDSC
1-Year                           2.19%                           -1.71%
-----------------------------------------------------------------------
5-Year                           3.77%                            3.60%
-----------------------------------------------------------------------
10-Year                          5.06%                            5.06%
-----------------------------------------------------------------------

C Shares                         NAV
1-Year                           2.42%
--------------------------------------
5-Year                           3.97%
--------------------------------------
10-Year                          4.97%
--------------------------------------

R Shares                         NAV
1-Year                           3.09%
--------------------------------------
5-Year                           4.75%
--------------------------------------
10-Year                          5.89%
--------------------------------------


Portfolio Statistics
Fund Net Assets ($000)                          $ 263,213
---------------------------------------------------------
Average Effective Maturity (Years)                  19.18
---------------------------------------------------------
Average Duration                                     6.40
---------------------------------------------------------


Top Five Sectors /5/
Tax Obligation (Limited)                              23%
---------------------------------------------------------
Healthcare                                            14%
---------------------------------------------------------
Utilities                                             12%
---------------------------------------------------------
Housing (Multifamily)                                 11%
---------------------------------------------------------
U.S. Guaranteed                                       10%
---------------------------------------------------------


Bond Credit Quality /5/
                                               AAA/U.S. Guaranteed           32%
                                               ---------------------------------
                                               AA                             9%
                                               ---------------------------------
                                               A                             21%
          [PIE CHART APPEARS HERE]             ---------------------------------
                                               BBB                           17%
                                               ---------------------------------
                                               NR                            18%
                                               ---------------------------------
                                               Other                          3%


Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

1 Paid March 1, 2002. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2002.

2 Paid December 3, 2001. Capital gains and/or ordinary income distributions are subject to federal taxation.

3 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total returns.

4 Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 36.5%.

5 As a percentage of total bond holdings as of February 28, 2002. Holdings are subject to change.


                             Annual Report | Page 5

Fund Spotlight as of 2/28/02       Nuveen California Insured Municipal Bond Fund


Quick Facts
                            A Shares      B Shares       C Shares       R Shares
--------------------------------------------------------------------------------
NAV                          $ 10.92        $ 10.94        $ 10.86       $ 10.91
--------------------------------------------------------------------------------
CUSIP                      67065N506      67065N605      67065N704     67065N803
--------------------------------------------------------------------------------
Latest Dividend/1/           $0.0420        $0.0350        $0.0365       $0.0435
--------------------------------------------------------------------------------
Latest Capital Gain/2/       $0.0385        $0.0385        $0.0385       $0.0385
--------------------------------------------------------------------------------
Inception Date                  9/94           3/97           9/94          7/86
--------------------------------------------------------------------------------


Annualized Total Returns as of 2/28/02/3/
A Shares                            NAV                           Offer
1-Year                              5.90%                         1.41%
-----------------------------------------------------------------------
5-Year                              5.54%                         4.63%
-----------------------------------------------------------------------
10-Year                             6.24%                         5.78%
-----------------------------------------------------------------------

B Shares                            w/o CDSC                     w/CDSC
1-Year                              5.18%                         1.18%
-----------------------------------------------------------------------
5-Year                              4.77%                         4.60%
-----------------------------------------------------------------------
10-Year                             5.62%                         5.62%
-----------------------------------------------------------------------

C Shares                            NAV
1-Year                              5.42%
-----------------------------------------
5-Year                              4.97%
-----------------------------------------
10-Year                             5.52%
-----------------------------------------

R Shares                            NAV
1-Year                              6.08%
-----------------------------------------
5-Year                              5.74%
-----------------------------------------
10-Year                             6.46%
-----------------------------------------


Tax-Free Yields
A Shares                            NAV                           Offer
SEC 30-Day Yield                    3.89%                         3.73%
-----------------------------------------------------------------------
Taxable-Equivalent Yield /4/        6.13%                         5.87%
-----------------------------------------------------------------------

B Shares                            NAV
SEC 30-Day Yield                    3.15%
-----------------------------------------
Taxable-Equivalent Yield /4/        4.96%
-----------------------------------------

C Shares                            NAV
SEC 30-Day Yield                    3.35%
-----------------------------------------
Taxable-Equivalent Yield /4/        5.28%
-----------------------------------------

R Shares                            NAV
SEC 30-Day Yield                    4.10%
-----------------------------------------
Taxable-Equivalent Yield /4/        6.46%
-----------------------------------------


Annualized Total Returns as of 12/31/01/3/
A Shares                            NAV                           Offer
1-Year                              3.81%                        -0.56%
-----------------------------------------------------------------------
5-Year                              5.08%                         4.19%
-----------------------------------------------------------------------
10-Year                             6.05%                         5.60%
-----------------------------------------------------------------------

B Shares                            w/o CDSC                     w/CDSC
1-Year                              3.02%                        -0.93%
-----------------------------------------------------------------------
5-Year                              4.32%                         4.15%
-----------------------------------------------------------------------
10-Year                             5.43%                         5.43%
-----------------------------------------------------------------------

C Shares                            NAV
1-Year                              3.24%
-----------------------------------------
5-Year                              4.53%
-----------------------------------------
10-Year                             5.31%
-----------------------------------------

R Shares                            NAV
1-Year                              4.08%
-----------------------------------------
5-Year                              5.30%
-----------------------------------------
10-Year                             6.27%
-----------------------------------------


Portfolio Statistics
Fund Net Assets ($000)                           $ 263,496
----------------------------------------------------------
Average Effective Maturity (Years)                   22.60
----------------------------------------------------------
Average Duration                                      7.42
----------------------------------------------------------


Bond Credit Quality /5/

The Fund features a portfolio of primarily investment-grade, long-term municipal securities. These securities are covered by insurance, guaranteeing the timely payment of principal and interest, or by an escrow or trust account containing enough U.S. government or U.S. government agency securities to ensure timely payment of principal and interest.


  [PIE CHART APPEARS HERE]                       Insured/U.S. Guaranteed      8%
                                                 Insured                     92%


Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

1 Paid March 1, 2002. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2002.

2 Paid December 3, 2001. Capital gains and/or ordinary income distributions are subject to federal taxation.

3 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total returns.

4 Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 36.5%.

5 As a percentage of total bond holdings as of February 28, 2002. Holdings are subject to change. Insurance or escrow does not guarantee the market value of municipal securities or the value of the Fund's shares.


                             Annual Report | Page 6

Portfolio of Investments
NUVEEN CALIFORNIA MUNICIPAL BOND FUND
February 28, 2002

   Principal                                                     Optional Call                 Market
Amount (000) Description                                           Provisions* Ratings**        Value
-----------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 4.5%
     $   960 California Educational Facilities Authority,       4/07 at 102.00      Baa2 $  1,021,037
              Revenue Bonds (Pooled College and University
              Projects - Southern California College of
              Optometry), Series 1997B, 6.300%, 4/01/21
       3,115 California Educational Facilities Authority,       6/10 at 101.00      Baa3    3,701,305
              Revenue Bonds (Pooled College and University
              Projects), Series 2000C, 6.750%, 6/01/30
       1,500 California Statewide Community Development        12/06 at 105.00       N/R    1,529,760
              Authority, Certificates of Participation (San
              Diego Space and Science Foundation), Series
              1996, 7.500%, 12/01/26
       4,335 The Regents of the University of California,      11/03 at 102.00       Aa2    4,505,712
              Refunding Certificates of Participation (UCLA
              Central Chiller Cogeneration Facility), Series
              1993, 6.000%, 11/01/21
       1,000 The Regents of the University of California,       1/10 at 101.00       Aa2    1,015,680
              Certificates of Participation (San Diego Campus
              and Sacramento Projects), 2002 Series A, 5.250%,
              1/01/22
-----------------------------------------------------------------------------------------------------
             Healthcare - 12.9%
      18,000 California Health Facilities Financing Authority, 12/09 at 101.00        A3   19,138,140
              Revenue Bonds (Cedars-Sinai Medical Center),
              Series 1999A, 6.125%, 12/01/30
             California Health Facilities Financing Authority,
             Insured Health Facility Revenue Bonds (Small
             Facilities Pooled Loan Program), 1994 Series B:
       3,000   7.400%, 4/01/14                                  4/05 at 102.00        A+    3,448,350
       3,635   7.500%, 4/01/22                                  4/05 at 102.00        A+    4,084,395
       3,370 California Health Facilities Financing Authority,  5/03 at 102.00      BBB+    3,385,839
              Hospital Revenue Bonds (Downey Community
              Hospital), Series 1993, 5.750%, 5/15/15
       1,755 Central Joint Powers Health Financing Authority,   2/03 at 100.00      Baa1    1,600,893
              California, Certificates of Participation
              (Community Hospital of Central California),
              Series 1993, 5.000%, 2/01/23
       2,475 City of Loma Linda, California, Hospital Revenue  12/03 at 102.00       BB-    2,429,683
              Bonds (Loma Linda University Medical Center
              Project), Series 1993-A, 6.000%, 12/01/06
-----------------------------------------------------------------------------------------------------
             Housing/Multifamily - 11.0%
       8,400 ABAG Finance Authority for Nonprofit                 No Opt. Call      BBB-    9,157,428
              Corporations, California, Multifamily Housing
              Revenue Refunding Bonds (United Dominion - Post
              Apartments), 2000 Series B, 6.250%, 8/15/30
              (Mandatory put 8/15/08)
       2,905 California Statewide Communities Development       6/06 at 100.00       AAA    3,019,544
              Authority, Senior Lien Multifamily Housing
              Revenue Bonds (Monte Vista Terrace), Series
              1996A, 6.375%, 9/01/20
       3,775 The Community Redevelopment Agency, City of Los    6/05 at 105.00       AAA    4,209,125
              Angeles, California, Multifamily Housing Revenue
              Refunding Bonds (Angelus Plaza Project), 1995
              Series A, 7.400%, 6/15/10
       3,285 City of Riverside, California, Multifamily         7/02 at 100.00       AAA    3,300,801
              Housing Revenue Bonds (Fannie Mae Pass-through
              Certificate Program - Birchwood Park Apartment
              Project), Series 1992A, 6.500%, 1/01/18
       4,005 City of Riverside, California, Multifamily         7/02 at 100.00       AAA    4,024,264
              Housing Revenue Bonds (Fannie Mae Pass-through
              Certificate Program - Palm Shadows Apartments
              Project), Series 1992A, 6.500%, 1/01/18
       2,080 City of Salinas, California, Housing Facility      7/04 at 102.00       AAA    2,185,206
              Refunding Revenue Bonds (GNMA
              Collateralized--Villa Serra Project), Series
              1994A, 6.500%, 7/20/17
       3,000 Santa Cruz County Housing Authority, California,   7/02 at 100.00       AAA    3,021,540
              Multifamily Housing Refunding Revenue Bonds
              (Fannie Mae Collateralized), Series 1990A,
              7.750%, 7/01/23
-----------------------------------------------------------------------------------------------------
             Housing/Single Family - 4.9%
       1,205 California Housing Finance Agency, Home Mortgage   2/07 at 102.00       AAA    1,263,912
              Revenue Bonds, 1997 Series B, 6.100%, 2/01/28
              (Alternative Minimum Tax)
       2,850 California Rural Home Mortgage Finance Authority,    No Opt. Call       AAA    3,036,419
              Single Family Mortgage Revenue Bonds
              (Mortgage-Backed Securities Program), 1997
              Series A, 7.000%, 9/01/29 (Alternative Minimum
              Tax)
       7,815 Department of Veterans Affairs, State of           6/05 at 101.00       Aa2    8,220,599
              California, Home Purchase Revenue Bonds, 2000
              Series C, 6.150%, 12/01/27
       1,950 San Bernardino County, California, Single Family    5/07 at 22.57       AAA      323,427
              Home Mortgage Revenue Bonds (Mortgage-Backed
              Securities Program), 1997 Series A, 0.000%,
              5/01/31 (Alternative Minimum Tax)

--------------------------------------------------------------------------------
7

Portfolio of Investments
NUVEEN CALIFORNIA MUNICIPAL BOND FUND (continued)
February 28, 2002

   Principal                                                     Optional Call                 Market
Amount (000) Description                                           Provisions* Ratings**        Value
-----------------------------------------------------------------------------------------------------
             Long-Term Care - 4.2%
    $  7,000 ABAG Finance Authority for Non-Profit             10/07 at 102.00       BB+ $  6,175,190
              Corporations, California, Certificates of
              Participation (American Baptist Homes of the
              West Facilities Project), Series 1997A, 5.850%,
              10/01/27
       2,500 California Statewide Communities Development      11/04 at 102.00        A+    2,745,150
              Authority, Certificates of Participation
              (Solheim Lutheran Home), 6.500%, 11/01/17
       2,000 Chico Redevelopment Agency, California, Insured    8/02 at 101.00        A+    2,023,020
              Certificates of Participation (Sierra Sunrise
              Lodge - Walker Senior Housing Corporation VII),
              Series 1991A, 6.750%, 2/01/21
-----------------------------------------------------------------------------------------------------
             Tax Obligation/General - 4.2%
       8,500 State of California, Various Purpose General       3/10 at 101.00       AAA    9,126,705
              Obligation Bonds, 5.750%, 3/01/27
       2,000 San Diego Unified School District, California,     7/10 at 100.00       AAA    2,029,700
              General Obligation Bonds (Election of 1998),
              Series B, 5.125%, 7/01/22
-----------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 22.5%
      1,000  Community Facilities District No. 1997-1, City of  3/06 at 102.00       N/R      980,910
              Brea, California, Special Tax Bonds (Olinda
              Heights Public Improvements), Series 1998,
              5.875%, 9/01/28
             Brentwood Infrastructure Financing Authority,
             Contra Costa County, California, Infrastructure
             Revenue Bonds, Series 1998 (CIFP 98-1):
      1,215    5.750%, 9/02/18                                  3/02 at 103.00       N/R    1,213,068
      2,435    5.875%, 9/02/28                                  3/02 at 103.00       N/R    2,420,414
             Brentwood Infrastructure Financing Authority,
             Contra Costa County, California, Infrastructure
             Revenue Bonds, Series 1999 (CIFP 99-1):
      1,675    6.000%, 9/02/22                                  3/02 at 103.00       N/R    1,726,004
      1,490    6.000%, 9/02/29                                  3/02 at 103.00       N/R    1,529,664
      2,000  Carson Redevelopment Agency, California, Tax      10/03 at 102.00        A-    2,172,160
              Allocation Bonds (Redevelopment Project Area No.
              1), Series 1993, 6.000%, 10/01/16
      2,000  La Mirada Redevelopment Agency, Community         10/08 at 102.00       N/R    1,971,280
              Facilities District No.89-1, California,
              Refunding Special Tax Bonds (Civic Theatre
              Project), Series 1998 (Tax Increment
              Contribution), 5.700%, 10/01/20
      6,215  City of Milpitas, Santa Clara County, California,  3/02 at 103.00       N/R    6,303,439
              Limited Obligation Improvement Bonds (Local
              Improvement District No. 20), 1998 Series A,
              5.700%, 9/02/18
        805  City of Ontario, San Bernardino County,            3/02 at 103.00       N/R      840,517
              California, Limited Obligation Improvement Bonds
              (Assessment District No. 100C - California
              Commerce Center Phase III), 8.000%, 9/02/11
      2,250  Community Facilities District No. 99-1, Orange     8/09 at 102.00       N/R    2,408,175
              County, California, Special Tax Bonds (Ladera
              Ranch), 1999 Series A, 6.700%, 8/15/29
      4,300  Orange County Development Agency, California, Tax  9/03 at 102.00       BBB    4,379,206
              Allocation Revenue Bonds (Santa Ana Heights
              Project Area), Series 1993, 6.125%, 9/01/23
      2,000  Community Facilities District No. 88-1, City of    8/08 at 102.00       N/R    2,171,680
              Poway, California, Special Tax Refunding Bonds
              (Parkway Business Centre), Series 1998, 6.750%,
              8/15/15
      1,645  City of Rancho Cucamonga, Assessment District No.  3/02 at 103.00       N/R    1,689,349
              93-1, Masi Plaza, California, Limited Obligation
              Improvement Bonds, 6.250%, 9/02/22
      1,310  Redding Joint Powers Financing Authority,          6/03 at 102.00        A-    1,354,475
              California, Lease Revenue Bonds (Capital
              Improvement Projects), Series 1993, 6.250%,
              6/01/23
      2,000  Riverside County, California, Mobile Home Park     3/09 at 102.00       N/R    1,829,060
              Revenue Bonds (Bravo Mobile Home Park Project),
              Series 1999B, 5.900%, 3/20/29
      1,000  Laguna Creek Ranch-Elliott Ranch Community        12/07 at 102.00       N/R      996,820
              Facilities District No. 1, Sacramento County,
              California, Improvement Area No. 1 Special Tax
              Refunding Bonds, 5.700%, 12/01/20
      1,640  Consolidated Refunding District 94-3, City of      3/02 at 103.00       N/R    1,709,470
              Salinas, Monterey County, California, Limited
              Obligation Refunding Bonds, Series No. A-181,
              7.400%, 9/02/09
      2,000  San Dimas Housing Authority, California, Mobile    7/08 at 102.00       N/R    1,885,620
              Home Park Revenue Bonds (Charter Oak Mobile Home
              Estates Acquisition Project), Series 1998A,
              5.700%, 7/01/28

--------------------------------------------------------------------------------
8

   Principal                                                     Optional Call                   Market
Amount (000) Description                                           Provisions* Ratings**          Value
-------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)
   $  7,090  Redevelopment Agency, City of San Marcos,         10/07 at 102.00        A-   $  7,500,866
              California, Tax Allocation Bonds (Affordable
              Housing Project), Series 1997A, 6.000%, 10/01/27
              (Alternative Minimum Tax)
      3,200  Redevelopment Agency, Seal Beach, California,     12/11 at 102.00         A      3,281,056
              Mobile Home Park Revenue Bonds, Series 2000A,
              5.750%, 12/15/35
      4,000  Shafter Joint Powers Financing Authority,          1/07 at 101.00         A      4,285,120
              California, Lease Revenue Bonds (Community
              Correctional Facility Acquisition Project), 1997
              Series A, 6.050%, 1/01/17
      2,945  City of Stockton, California, Limited Obligation     No Opt. Call       N/R      3,022,984
              Refunding Improvement Bonds (Weber-Sperry
              Ranches Assessment District), Series 22, 5.650%,
              9/02/13
      2,000  Taft Public Financing Authority, California,       1/07 at 101.00         A      2,156,120
              Lease Revenue Bonds (Community Correctional
              Facility Acquisition Project), 1997 Series A,
              6.050%, 1/01/17
      1,500  Vallejo Public Financing Authority, California,      No Opt. Call       N/R      1,571,760
              Limited Obligation Revenue Bonds (Fairgrounds
              Drive Assessment District Refinancing), Series
              1998, 5.700%, 9/02/11
-------------------------------------------------------------------------------------------------------
             Transportation - 9.7%
      2,000  California Statewide Communities Development         No Opt. Call       N/R      1,080,180
              Authority, Special Facilities Revenue Bonds
              (United Air Lines, Inc. - San Francisco
              International Airport Terminal Projects), Series
              2000A, 5.700%, 10/01/34 (Alternative Minimum
              Tax) (Mandatory put 10/01/10)
      7,150  Foothill-Eastern Transportation Corridor Agency,   1/10 at 100.00      BBB-      6,766,474
              California, Toll Road Revenue Bonds, Series
              1995A, 5.000%, 1/01/35
             Foothill-Eastern Transportation Corridor Agency,
              California, Toll Road Revenue Refunding Bonds,
              Series 1999:
      8,900    0.000%, 1/15/28                                  1/14 at 101.00      BBB-      5,662,981
      2,500    5.750%, 1/15/40                                  1/10 at 101.00      BBB-      2,557,500
             Port of Oakland, California, Revenue Bonds, 2000
              Series K:
      4,700    5.500%, 11/01/09 (Alternative Minimum Tax)         No Opt. Call       AAA      5,206,848
      4,000    5.750%, 11/01/29 (Alternative Minimum Tax)       5/10 at 100.00       AAA      4,194,880
-------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 10.2%
       7,500 State Public Works Board of California, The       10/02 at 102.00       AAA      7,886,400
              Trustees of the California State University,
              Lease Revenue Bonds (Various California State
              University Projects), 1992 Series A, 6.700%,
              10/01/17 (Pre-refunded to 10/01/02)
       2,505 Harbor Department, City of Los Angeles,                                 AAA      3,200,288
              California, Revenue Bonds, Issue of 1988,
              7.600%, 10/01/18                                    No Opt. Call
       6,505 Merced Irrigation District, California, Revenue    3/03 at 102.00       AAA      6,892,633
              Certificates of Participation (Electric System
              Project), Series 1998, 5.800%, 3/01/15
              (Pre-refunded to 3/01/03)
       6,225 Merced Irrigation District, California,            3/08 at 102.00       AAA      7,642,308
              Subordinated Revenue Certificates of
              Participation (Electric System Project), Series
              2000, 7.450%, 3/01/18 (Pre-refunded to 3/01/08)
       1,100 Public Facilities Corporation, Tulare County,     11/02 at 102.00     A3***      1,165,043
              California, Certificates of Participation (1992
              Financing Project), Series B, 6.875%, 11/15/12
              (Pre-refunded to 11/15/02)
-------------------------------------------------------------------------------------------------------
             Utilities - 12.1%
      12,000 California Pollution Control Financing Authority,  7/07 at 102.00       N/R      1,299,600
              Solid Waste Disposal Revenue Bonds (CanFibre of
              Riverside Project), Tax-Exempt Series 1997A,
              9.000%, 7/01/19 (Alternative Minimum Tax)#
       3,000 California Statewide Communities Development      12/04 at 102.00       N/R      2,672,670
              Authority, Refunding Certificates of
              Participation (Rio Bravo Fresno Project), 1999
              Series A, 6.300%, 12/01/18
             Department of Water and Power, City of Los
              Angeles, California, Power System Revenue Bonds,
              2001
             Series A1:
       5,000   5.250%, 7/01/15                                  7/11 at 100.00       Aa3      5,379,900
      10,000   5.250%, 7/01/21                                  7/11 at 100.00       AAA     10,308,300
       6,705 Merced Irrigation District, California, Electric   9/05 at 102.00       N/R      6,777,012
              System Refunding Revenue Bonds (Electric System
              Project), Series 2001, 6.850%, 9/01/36
       3,500 Puerto Rico Industrial, Tourist, Educational,      6/10 at 101.00      Baa2      3,647,455
              Medical and Environmental Control Facilities
              Financing Authority, Cogeneration Facility
              Revenue Bonds, 2000 Series A, 6.625%, 6/01/26
              (Alternative Minimum Tax)
       1,660 Salinas Valley Solid Waste Authority, California,  8/02 at 102.00       BBB      1,662,922
              Revenue Bonds, Series 1997, 5.800%, 8/01/27
              (Alternative Minimum Tax)

--------------------------------------------------------------------------------
9

Portfolio of Investments
NUVEEN CALIFORNIA MUNICIPAL BOND FUND (continued)
February 28, 2002

   Principal                                                     Optional Call                 Market
Amount (000) Description                                           Provisions* Ratings**        Value
-----------------------------------------------------------------------------------------------------
             Water and Sewer - 1.6%
   $   1,670 Sacramento County Sanitation Districts Financing  12/10 at 101.00        AA $  2,422,452
              Authority, California, Residual Interest
              Certificates (Sacramento Regional County
              Sanitation District), Series 694R-A, 15.320%,
              12/01/10 (IF)
       1,385 Sacramento County Sanitation Districts Financing  12/10 at 101.00        AA    1,830,914
              Authority, California, Residual Interest
              Certificates (Sacramento Regional County
              Sanitation District), Series 694R-B, 13.670%,
              12/01/11 (IF)
-----------------------------------------------------------------------------------------------------
    $262,135 Total Investments (cost $256,451,054) - 97.8%                                257,378,801
-----------------------------------------------------------------------------------------------------
             Short-Term Investments - 0.3%
    $    800 California Statewide Community Development
------------  Authority, Revenue Bonds (Fremont-Rideout Health
              Group), Variable Rate Demand Bonds, Series
              2001A, 1.250%, 1/01/31+                                                A-1      800,000
             ----------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 1.9%                                           5,034,592
             ----------------------------------------------------------------------------------------
             Net Assets - 100%                                                           $263,213,393
             ----------------------------------------------------------------------------------------

         * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
         ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.
         ***Securities are backed by an escrow or trust containing sufficient
            U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.
         #  Non-income producing security. On January 1, 2002, CFR Holdings,
            Inc. (an entity formed by Nuveen for the benefit of the Nuveen
            Funds owning various interests in CanFibre of Riverside) took possession of the CanFibre of Riverside assets on behalf of the various Nuveen Funds. CFR Holdings, Inc. has determined that a sale of the facility is in the best interest of shareholders and is proceeding accordingly.
         N/RInvestment is not rated.
        (IF)Inverse floating rate security.
         + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.


                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
10

Portfolio of Investments
NUVEEN CALIFORNIA INSURED MUNICIPAL BOND FUND
February 28, 2002

   Principal                                                                Optional Call                  Market
Amount (000) Description                                                      Provisions* Ratings**         Value
-----------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 4.3%

   $   5,000 California Educational Facilities Authority, Student Loan     3/08 at 102.00       Aaa $   5,133,300
              Revenue Bonds (California Loan Program), Series 2001A,
              5.400%, 3/01/21 (Alternative Minimum Tax)

       1,030 Foundation of California State University, Monterey Bay,      6/11 at 100.00       AAA     1,059,376
              California, Auxiliary Organization Bonds, Series 2001,
              5.350%, 6/01/31

       5,000 Bond Finance Authority, Long Beach, California, Lease        11/11 at 101.00       AAA     5,120,800
              Revenue Refunding Bonds (The Aquarium of the South
              Pacific), 5.250%, 11/01/30
-----------------------------------------------------------------------------------------------------------------
             Healthcare - 8.2%

       2,000 Antelope Valley Healthcare District, California, Insured      1/08 at 102.00       AAA     2,030,340
              Revenue Refunding Bonds, Series 1997A, 5.200%, 1/01/27

       4,000 California Statewide Communities Development Authority,       8/09 at 101.00       AAA     4,171,600
              Certificates of Participation (Members of the Sutter
              Health Obligated Group), 5.500%, 8/15/31

       8,500 California Statewide Communities Development Authority,       8/02 at 102.00       AAA     8,807,955
              Certificates of Participation (Members of the Sutter
              Health Obligated Group), 6.125%, 8/15/22

       6,000 City of Oakland, California, Insured Revenue Bonds (1800      1/10 at 100.00       AAA     6,545,280
              Harrison Foundation - Kaiser Permanente), Series 1999A,
              6.000%, 1/01/29
-----------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 9.9%

             California Statewide Communities Development Authority,
             Senior Multifamily Housing Revenue Bonds (Westgate
             Courtyards Apartments Project), Series 2001-X1:
       1,000  5.200%, 12/01/16                                            12/11 at 100.00       AAA     1,014,750
       4,180  5.420%, 12/01/34                                            12/11 at 100.00       AAA     4,198,476

       6,526 California Statewide Communities Development Authority,      11/10 at 105.00       Aaa     7,755,498
              Residential Care Revenue Bonds (GNMA Collateralized -
              Canoga Care Centre Project), 2000 Series A, 7.500%,
              11/20/35

       3,025 Community Redevelopment Agency, City of Los Angeles,          6/05 at 105.00       AAA     3,372,875
              California, Multifamily Housing Revenue Refunding Bonds
              (Angelus Plaza Project), 1995 Series A, 7.400%, 6/15/10

       3,865 City of Los Angeles, California, Multifamily Housing          7/11 at 102.00       AAA     3,897,505
              Revenue Bonds (GNMA Mortgage-Backed Securities Program -
              Park Plaza West Senior Apartments Project), Series 2001B,
              5.400%, 1/20/31

       2,400 City of Napa, California, Mortgage Revenue Refunding Bonds    7/02 at 102.00       AAA     2,458,200
              (FHA-Insured Mortgage Loan - Creekside Park Apartments
              Project), Series 1992A, 6.625%, 7/01/24

       2,000 City of Napa, California, Mortgage Revenue Refunding Bonds    7/04 at 101.00       AAA     2,079,180
              (FHA-Insured Mortgage Loan - Creekside Park Apartments
              Project II), Series 1994A, 6.625%, 7/01/25

       1,285 Santa Cruz County Housing Authority, California,              7/09 at 102.00       AAA     1,297,028
              Multifamily Housing Revenue Bonds (GNMA Collateralized -
              Northgate Apartments), 1999 Series A, 5.500%, 7/20/40
-----------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 9.3%

       4,750 California Housing Finance Agency, Single Family Mortgage     2/07 at 102.00       AAA     4,975,293
              Bonds, 1997 Series A-1, 6.050%, 8/01/26 (Alternative
              Minimum Tax)

       3,760 California Housing Finance Agency, Home Mortgage Revenue      8/07 at 102.00       AAA     3,952,362
              Bonds, 1997 Series E, 6.100%, 8/01/29 (Alternative Minimum
              Tax)

       1,075 California Housing Finance Agency, Home Mortgage Revenue      2/06 at 102.00       AAA     1,125,224
              Bonds, 1996 Series E, 6.150%, 8/01/25 (Alternative Minimum
              Tax)

      22,655 California Housing Finance Agency, Home Mortgage Revenue       8/09 at 31.59       AAA     4,540,062
              Bonds, 1999 Series F, 0.000%, 2/01/30 (Alternative Minimum
              Tax)

       1,250 California Housing Finance Agency, Home Mortgage Revenue      8/11 at 100.00       AAA     1,274,163
             Bonds, 2001 Series L, 5.150%, 8/01/17

             Department of Veterans Affairs, California, Home Purchase
             Revenue Bonds, Series 2002A:
       3,500  5.300%, 12/01/21 (WI, settling 3/06/02)                      6/12 at 101.00       AAA     3,563,630
       5,000  5.350%, 12/01/27 (WI, settling 3/06/02)                      6/12 at 101.00       AAA     5,073,550

--------------------------------------------------------------------------------
11

Portfolio of Investments
NUVEEN CALIFORNIA INSURED MUNICIPAL BOND FUND (continued)
February 28, 2002

   Principal                                                                                              Optional Call
Amount (000) Description                                                                                    Provisions* Ratings**
----------------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 14.7%

   $  31,000 State of California, Various Purpose General Obligation                                     3/10 at 101.00       AAA
             Bonds, 5.750%, 3/01/27

             Golden West Schools Financing Authority, California,
             Revenue Bonds (School District
             General Obligation Refunding Program), 1998 Series A:
      1,500   0.000%, 2/01/19                                                                             8/13 at 70.93       AAA
      2,650   0.000%, 8/01/19                                                                             8/13 at 68.56       AAA
      2,755   0.000%, 8/01/20                                                                             8/13 at 63.85       AAA
      1,430   0.000%, 2/01/21                                                                             8/13 at 61.70       AAA
      2,855   0.000%, 8/01/21                                                                             8/13 at 59.63       AAA

      3,040                                                                                                No Opt. Call       AAA
              Sulphur Springs Union School District, Los Angeles County, California, General Obligation
              Bonds (Election of 1991), Series A, 0.000%, 9/01/15
----------------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 25.1%

      1,225  Redevelopment Agency, City of Barstow, California, Tax                                        No Opt. Call       AAA
              Allocation Bonds (Central Redevelopment Project),
              1994 Series A, 7.000%, 9/01/14

      7,005  Big Bear Lake Financing Authority, San Bernardino County,                                   8/05 at 102.00       AAA
              California, Tax Allocation
              Refunding Revenue Bonds, Series 1995, 6.300%, 8/01/25

      1,180  Capistrano Unified School District, Orange County,                                          8/10 at 101.00       AAA
              California, General Obligation Bonds
              (School Facilities Improvement District No.1), Series A,
              5.875%, 8/01/20

      6,990  Chino Unified School District, California, Certificates of                                  9/05 at 102.00       AAA
              Participation (1995 Master Lease Program), 6.125%, 9/01/26

        850  Redevelopment Agency, City of Concord, California, Tax                                      7/02 at 100.00       AAA
              Allocation Bonds
              (Central Concord Redevelopment Project), Series 1988-2,
              7.875%, 7/01/07

      6,150  Redevelopment Agency, City of Moorpark, California, Tax                                    10/12 at 102.00       AAA
              Allocation Bonds (Moorpark
              Redevelopment Project), Series 2001, 5.125%, 10/01/31

      7,040  Norwalk Community Facilities Financing Authority, Los                                       9/05 at 102.00       AAA
              Angeles County, California, Tax Allocation
              Refunding Revenue Bonds, 1995 Series A, 6.050%, 9/01/25

      5,120  Orange County, California, Recovery Certificates of                                         7/06 at 102.00       AAA
              Participation, Series A, 6.000%, 7/01/26

     14,050  Paramount Redevelopment Agency, Los Angeles County,                                           No Opt. Call       AAA
              California, Compound Interest Tax Allocation
              Refunding Bonds (Redevelopment Project Area No. 1), Issue
              of 1998, 0.000%, 8/01/26

             Puerto Rico Public Finance Corporation, Commonwealth
             Appropriation Bonds, Series 2001A:
      5,000   5.000%, 8/01/29                                                                            8/11 at 100.00       AAA
      2,000   5.000%, 8/01/31                                                                            8/11 at 100.00       AAA

      8,000  County of Riverside Asset Leasing Corporation, California,                                  6/12 at 101.00       AAA
              Leasehold Revenue Bonds (Riverside County Hospital
              Project), 1997 Series B, 5.000%, 6/01/19

             Redevelopment Agency, City and County of San Francisco,
             California, Lease Revenue Bonds (George R. Moscone
             Convention Center), Series 1994:
      2,250   6.800%, 7/01/19                                                                            7/04 at 102.00       AAA
      1,000   6.750%, 7/01/24                                                                            7/04 at 102.00       AAA

     16,505  Santa Ana Unified School District, Orange County,                                             No Opt. Call       AAA
              California, Certificates of Participation (1999 Financing
              Project), 0.000%, 4/01/29

      1,490  Public Financing Authority, Tulare, California, Lease                                      10/07 at 102.00       AAA
              Revenue Bonds (Capital Facilities Project), Series 1997,
              5.125%, 10/01/22
----------------------------------------------------------------------------------------------------------------------------------
             Transportation - 11.8%

      6,500  Foothill-Eastern Transportation Corridor Agency,                                            1/10 at 100.00       AAA
              California, Toll Road Revenue Bonds, Series 1995A, 5.000%,
              1/01/35

      3,255  Foothill-Eastern Transportation Corridor Agency,                                            1/10 at 101.00       AAA
              California, Toll Road Refunding Revenue Bonds, Series
              1999, 5.750%, 1/15/40

      2,000  Port of Oakland, California, Revenue Bonds, 2000 Series K,                                  5/10 at 100.00       AAA
              5.750%, 11/01/29 (Alternative Minimum Tax)

                                                                                                  Market
Description                                                                                        Value
--------------------------------------------------------------------------------------------------------
Tax Obligation/General - 14.7%

State of California, Various Purpose General Obligation                                    $  33,285,630
Bonds, 5.750%, 3/01/27

Golden West Schools Financing Authority, California,
Revenue Bonds (School District
General Obligation Refunding Program), 1998 Series A:
 0.000%, 2/01/19                                                                                577,170
 0.000%, 8/01/19                                                                                985,641
 0.000%, 8/01/20                                                                                946,866
 0.000%, 2/01/21                                                                                472,858
 0.000%, 8/01/21                                                                                912,372

                                                                                               1,592,291
 Sulphur Springs Union School District, Los Angeles County, California, General Obligation
 Bonds (Election of 1991), Series A, 0.000%, 9/01/15
--------------------------------------------------------------------------------------------------------
Tax Obligation/Limited - 25.1%

Redevelopment Agency, City of Barstow, California, Tax                                         1,551,279
 Allocation Bonds (Central Redevelopment Project),
 1994 Series A, 7.000%, 9/01/14

Big Bear Lake Financing Authority, San Bernardino County,                                      7,821,573
 California, Tax Allocation
 Refunding Revenue Bonds, Series 1995, 6.300%, 8/01/25

Capistrano Unified School District, Orange County,                                             1,298,956
 California, General Obligation Bonds
 (School Facilities Improvement District No.1), Series A,
 5.875%, 8/01/20

Chino Unified School District, California, Certificates of                                     7,461,476
 Participation (1995 Master Lease Program), 6.125%, 9/01/26

Redevelopment Agency, City of Concord, California, Tax                                           868,964
 Allocation Bonds
 (Central Concord Redevelopment Project), Series 1988-2,
 7.875%, 7/01/07

Redevelopment Agency, City of Moorpark, California, Tax                                        6,206,580
 Allocation Bonds (Moorpark
 Redevelopment Project), Series 2001, 5.125%, 10/01/31

Norwalk Community Facilities Financing Authority, Los                                          7,490,349
 Angeles County, California, Tax Allocation
 Refunding Revenue Bonds, 1995 Series A, 6.050%, 9/01/25

Orange County, California, Recovery Certificates of                                            5,775,974
 Participation, Series A, 6.000%, 7/01/26

Paramount Redevelopment Agency, Los Angeles County,                                            3,711,589
 California, Compound Interest Tax Allocation
 Refunding Bonds (Redevelopment Project Area No. 1), Issue
 of 1998, 0.000%, 8/01/26

Puerto Rico Public Finance Corporation, Commonwealth
Appropriation Bonds, Series 2001A:
 5.000%, 8/01/29                                                                              4,996,100
 5.000%, 8/01/31                                                                              1,995,340

County of Riverside Asset Leasing Corporation, California,                                     8,098,240
 Leasehold Revenue Bonds (Riverside County Hospital
 Project), 1997 Series B, 5.000%, 6/01/19

Redevelopment Agency, City and County of San Francisco,
California, Lease Revenue Bonds (George R. Moscone
Convention Center), Series 1994:
 6.800%, 7/01/19                                                                              2,516,310
 6.750%, 7/01/24                                                                              1,117,230

Santa Ana Unified School District, Orange County,                                              3,750,431
 California, Certificates of Participation (1999 Financing
 Project), 0.000%, 4/01/29

Public Financing Authority, Tulare, California, Lease                                          1,510,502
 Revenue Bonds (Capital Facilities Project), Series 1997,
 5.125%, 10/01/22
--------------------------------------------------------------------------------------------------------
Transportation - 11.8%

Foothill-Eastern Transportation Corridor Agency,                                               6,418,945
 California, Toll Road Revenue Bonds, Series 1995A, 5.000%,
 1/01/35

Foothill-Eastern Transportation Corridor Agency,                                               3,477,024
 California, Toll Road Refunding Revenue Bonds, Series
 1999, 5.750%, 1/15/40

Port of Oakland, California, Revenue Bonds, 2000 Series K,                                     2,097,440
 5.750%, 11/01/29 (Alternative Minimum Tax)

--------------------------------------------------------------------------------
12

   Principal                                                               Optional Call                 Market
Amount (000) Description                                                     Provisions* Ratings**        Value
---------------------------------------------------------------------------------------------------------------
             Transportation (continued)

   $  1,290  Airports Commission of the City and County of San            1/08 at 101.00       AAA $  1,305,196
              Francisco, California, Special Facilities Lease Revenue
              Bonds (San Francisco International Airport - SFO Fuel
              Company L.L.C.), Series 1997A, 5.250%, 1/01/22
              (Alternative Minimum Tax)

      5,000  Airports Commission of the City and County of San            1/08 at 102.00       AAA    4,908,000
              Francisco, California, Second Series Revenue Bonds
              (San Francisco International Airport), Issue 15A, 5.000%,
              5/01/28 (Alternative Minimum Tax)

      3,470  Airports Commission of the City and County of San            5/08 at 101.00       AAA    3,621,014
              Francisco, California, Second Series Revenue Bonds
              (San Francisco International Airport), Issue 16A, 5.375%,
              5/01/16 (Alternative Minimum Tax)

      1,320  Airports Commission of the City and County of San            1/08 at 102.00       AAA    1,426,643
              Francisco, California, Special Facilities Lease Revenue
              Bonds (San Francisco International Airport - SFO Fuel
              Company L.L.C.), Series 2000A, 6.100%, 1/01/20
              (Alternative Minimum Tax)

        625  Airports Commission of the City and County of San            5/10 at 101.00       AAA      630,169
              Francisco, California, Second Series Revenue Bonds
              (San Francisco International Airport), Issue 26B, 5.000%,
              5/01/21

      5,000  Airports Commission of the City and County of San            5/11 at 100.00       AAA    5,037,650
              Francisco, California, Second Series Revenue Refunding
              Bonds (San Francisco International Airport), Issue 27A,
              5.250%, 5/01/31 (Alternative Minimum Tax)

      2,000  Southern California Rapid Transit District, Certificates of  7/02 at 102.00       AAA    2,051,000
              Participation (Workers Compensation Funding Program),
              7.500%, 7/01/05
---------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 7.7%

      3,500  City of Big Bear Lake, California, Water Revenue Refunding   4/02 at 102.00       AAA    3,586,030
              Bonds, Series 1992, 6.375%, 4/01/22 (Pre-refunded to
              4/01/02)

      3,000  Gilroy Unified School District, Santa Clara County,          9/04 at 102.00       AAA    3,377,370
              California, Certificates of Participation, Series of 1994,
              6.250%, 9/01/12 (Pre-refunded to 9/01/04)

      3,500  Modesto Irrigation District Financing Authority,             9/02 at 102.00       AAA    3,654,560
              California, Revenue Bonds (Domestic Water Project), Series
              1992A, 6.125%, 9/01/19 (Pre-refunded to 9/01/02)

      6,070  City of Sacramento Unified School District, Sacramento       7/09 at 102.00       Aaa    7,193,130
              County, California, General Obligation Bonds, Series
              2000A, 6.000%, 7/01/29 (Pre-refunded to 7/01/09)

      2,500  Transportation Authority, San Bernardino County,             3/02 at 102.00       AAA    2,555,100
              California, Sales Tax Revenue Bonds (Limited Tax),
              1992 Series A, 6.000%, 3/01/10
---------------------------------------------------------------------------------------------------------------
             Utilities - 5.6%

      5,000  California Pollution Control Financing Authority, Pollution  4/11 at 102.00       AAA    5,186,200
              Control Refunding Revenue Bonds (Pacific Gas and Electric
              Company), 1996A Remarketed, 5.350%, 12/01/16 (Alternative
              Minimum Tax)

      1,000  California Pollution Control Financing Authority, Pollution  9/09 at 101.00       AAA    1,021,200
              Control Revenue Refunding Bonds, 1999 Series B, 5.450%,
              9/01/29

      3,500  Northern California Power Agency, Revenue Bonds              7/08 at 101.00       AAA    3,547,180
              (Hydroelectric Project Number One), 1998 Refunding
              Series A, 5.125%, 7/01/23

      1,750  Puerto Rico Electric Power Authority, Power Revenue Bonds,   7/12 at 101.00       AAA    1,771,210
              2002 Series II, 5.125%, 7/01/26

      3,000  City of Shasta Lake, California, Certificates of             4/05 at 102.00       AAA    3,312,810
              Participation, Series 1996-2, 6.000%, 4/01/16
---------------------------------------------------------------------------------------------------------------
             Water and Sewer - 4.0%

      3,070  California Special District Finance Program, Jurupa          9/10 at 100.00       AAA    3,113,070
              Community Services District Water and Wastewater Revenue
              Bonds (Certificates of Participation), Series 2001NN,
              5.250%, 9/01/32

      2,500  Metropolitan Water District of Southern California, Water    7/06 at 100.00       AAA    2,433,500
              Revenue Refunding Bonds, 1996 Series B, 4.750%, 7/01/21

--------------------------------------------------------------------------------
13

Portfolio of Investments
NUVEEN CALIFORNIA INSURED MUNICIPAL BOND FUND (continued)
February 28, 2002

   Principal                                                              Optional Call                 Market
Amount (000) Description                                                    Provisions* Ratings**        Value
---------------------------------------------------------------------------------------------------------------
             Water and Sewer (continued)

  $   5,000  Public Facilities Financing Authority, City of San Diego,   5/05 at 101.00       AAA $  4,996,200
              California, Sewer Revenue Bonds, Series 1995,
              5.000%, 5/15/25
---------------------------------------------------------------------------------------------------------------
   $302,736. Total Investments (cost $249,028,302) - 100.6%                                        265,110,809
---------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - (0.6)%                                                 (1,614,497)
             -------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                    $263,496,312
             -------------------------------------------------------------------------------------------------

            All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient
            U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.
         * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
         ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.
        (WI)Security purchased on a when-issued basis.




                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14

Statement of Assets and Liabilities
February 28, 2002


                                                                                                               California
--------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value                                                         $257,378,801
Temporary investments in short-term municipal securities, at amortized cost, which approximates market value      800,000
Cash                                                                                                                   --
Receivables:
  Interest                                                                                                      4,759,746
  Investments sold                                                                                              1,331,550
  Shares sold                                                                                                     141,995
Other assets                                                                                                          982
--------------------------------------------------------------------------------------------------------------------------
    Total assets                                                                                              264,413,074
--------------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                                                    204,758
Payables:
  Investments purchased                                                                                                --
  Shares redeemed                                                                                                 124,452
Accrued expenses:
  Management fees                                                                                                 109,330
  12b-1 distribution and service fees                                                                              27,249
  Other                                                                                                            93,772
Dividends payable                                                                                                 640,120
--------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                                                           1,199,681
--------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                   $263,213,393
--------------------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                                                                   $ 53,077,534
Shares outstanding                                                                                              5,177,965
Net asset value and redemption price per share                                                               $      10.25
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)    $      10.70
--------------------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                                                                   $ 15,012,372
Shares outstanding                                                                                              1,465,660
Net asset value, offering and redemption price per share                                                     $      10.24
--------------------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                                                                   $ 14,918,440
Shares outstanding                                                                                              1,455,877
Net asset value, offering and redemption price per share                                                     $      10.25
--------------------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                                                                   $180,205,047
Shares outstanding                                                                                             17,564,388
Net asset value, offering and redemption price per share                                                     $      10.26
--------------------------------------------------------------------------------------------------------------------------

Net assets consist of:
  Capital paid-in                                                                                            $261,926,932
  Undistributed (over-distribution of) net investment income                                                      299,581
  Accumulated net realized gain from investment transactions                                                       59,133
  Net unrealized appreciation of investments                                                                      927,747
--------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                   $263,213,393
--------------------------------------------------------------------------------------------------------------------------

                                                                                                               California
                                                                                                                  Insured
--------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value                                                         $265,110,809
Temporary investments in short-term municipal securities, at amortized cost, which approximates market value           --
Cash                                                                                                            3,794,470
Receivables:
  Interest                                                                                                      3,850,825
  Investments sold                                                                                                     --
  Shares sold                                                                                                     174,825
Other assets                                                                                                        1,427
--------------------------------------------------------------------------------------------------------------------------
    Total assets                                                                                              272,932,356
--------------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                                                         --
Payables:
  Investments purchased                                                                                         8,493,750
  Shares redeemed                                                                                                 115,517
Accrued expenses:
  Management fees                                                                                                 109,122
  12b-1 distribution and service fees                                                                              30,765
  Other                                                                                                            94,259
Dividends payable                                                                                                 592,631
--------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                                                           9,436,044
--------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                   $263,496,312
--------------------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                                                                   $ 70,068,280
Shares outstanding                                                                                              6,414,625
Net asset value and redemption price per share                                                               $      10.92
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)    $      11.40
--------------------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                                                                   $ 18,984,929
Shares outstanding                                                                                              1,736,109
Net asset value, offering and redemption price per share                                                     $      10.94
--------------------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                                                                   $ 11,794,087
Shares outstanding                                                                                              1,086,437
Net asset value, offering and redemption price per share                                                     $      10.86
--------------------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                                                                   $162,649,016
Shares outstanding                                                                                             14,901,595
Net asset value, offering and redemption price per share                                                     $      10.91
--------------------------------------------------------------------------------------------------------------------------

Net assets consist of:
  Capital paid-in                                                                                            $246,286,697
  Undistributed (over-distribution of) net investment income                                                      (43,832)
  Accumulated net realized gain from investment transactions                                                    1,170,940
  Net unrealized appreciation of investments                                                                   16,082,507
--------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                   $263,496,312
--------------------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15

Statement of Operations
Year Ended February 28, 2002

                                                                                   California
                                                                      California      Insured
----------------------------------------------------------------------------------------------
Investment Income                                                    $15,874,200  $13,978,243
----------------------------------------------------------------------------------------------
Expenses
Management fees                                                        1,428,768    1,378,211
12b-1 service fees - Class A                                             102,053      132,000
12b-1 distribution and service fees - Class B                            135,840      156,411
12b-1 distribution and service fees - Class C                            113,558       70,806
Shareholders' servicing agent fees and expenses                          209,487      171,811
Custodian's fees and expenses                                             67,791       76,323
Trustees' fees and expenses                                                4,574        6,139
Professional fees                                                         35,372       10,371
Shareholders' reports - printing and mailing expenses                     29,248       30,375
Federal and state registration fees                                        3,440        5,194
Portfolio insurance expense                                                   --        8,585
Other expenses                                                            11,679       11,513
----------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                             2,141,810    2,057,739
  Custodian fee credit                                                   (33,607)     (49,979)
----------------------------------------------------------------------------------------------
Net expenses                                                           2,108,203    2,007,760
----------------------------------------------------------------------------------------------
Net investment income                                                 13,765,997   11,970,483
----------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain from investment transactions                           611,583    4,221,395
Net change in unrealized appreciation or depreciation of investments  (4,445,371)  (1,465,034)
----------------------------------------------------------------------------------------------
Net gain (loss) from investments                                      (3,833,788)   2,756,361
----------------------------------------------------------------------------------------------
Net increase in net assets from operations                           $ 9,932,209  $14,726,844
----------------------------------------------------------------------------------------------



                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16

Statement of Changes in Net Assets

                                                                                              California
                                                                                     ---------------------------
                                                                                        Year Ended    Year Ended
                                                                                           2/28/02       2/28/01
------------------------------------------------------------------------------------ -------------  ------------
Operations
Net investment income                                                                $  13,765,997  $ 14,927,270
Net realized gain from investment transactions                                             611,583       769,280
Net change in unrealized appreciation or depreciation of investments                    (4,445,371)   10,019,386
------------------------------------------------------------------------------------ -------------  ------------
Net increase in net assets from operations                                               9,932,209    25,715,936
------------------------------------------------------------------------------------ -------------  ------------
Distributions to Shareholders
From net investment income:
  Class A                                                                               (2,634,896)   (2,791,484)
  Class B                                                                                 (626,178)     (568,693)
  Class C                                                                                 (703,757)     (756,352)
  Class R                                                                               (9,858,920)  (10,888,533)
From accumulated net realized gains from investment transactions:
  Class A                                                                                 (124,848)           --
  Class B                                                                                  (33,434)           --
  Class C                                                                                  (38,154)           --
  Class R                                                                                 (436,302)           --
------------------------------------------------------------------------------------ -------------  ------------
Decrease in net assets from distributions to shareholders                              (14,456,489)  (15,005,062)
------------------------------------------------------------------------------------ -------------  ------------
Fund Share Transactions
Net proceeds from sale of shares                                                        23,638,562    32,612,844
Net proceeds from shares issued to shareholders due to reinvestment of distributions     8,213,777     8,112,074
------------------------------------------------------------------------------------ -------------  ------------
                                                                                        31,852,339    40,724,918
Cost of shares redeemed                                                                (33,088,490)  (44,983,816)
------------------------------------------------------------------------------------ -------------  ------------
Net increase (decrease) in net assets from Fund share transactions                      (1,236,151)   (4,258,898)
------------------------------------------------------------------------------------ -------------  ------------
Net increase (decrease) in net assets                                                   (5,760,431)    6,451,976
Net assets at the beginning of year                                                    268,973,824   262,521,848
                                                                                     -------------  ------------
------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                        $ 263,213,393  $268,973,824
------------------------------------------------------------------------------------ -------------  ------------
Undistributed (over-distribution of) net investment income at the end of year        $     299,581  $    274,327
------------------------------------------------------------------------------------ -------------  ------------

                                                                                         California Insured
                                                                                     --------------------------
                                                                                       Year Ended    Year Ended
                                                                                          2/28/02       2/28/01
------------------------------------------------------------------------------------ ------------  ------------
Operations
Net investment income                                                                $ 11,970,483  $ 11,943,237
Net realized gain from investment transactions                                          4,221,395        81,161
Net change in unrealized appreciation or depreciation of investments                   (1,465,034)   14,826,137
------------------------------------------------------------------------------------ ------------  ------------
Net increase in net assets from operations                                             14,726,844    26,850,535
------------------------------------------------------------------------------------ ------------  ------------
Distributions to Shareholders
From net investment income:
  Class A                                                                              (3,128,381)   (2,875,463)
  Class B                                                                                (649,512)     (507,197)
  Class C                                                                                (391,515)     (337,486)
  Class R                                                                              (7,960,327)  (8,380,147 )
From accumulated net realized gains from investment transactions:
  Class A                                                                                (244,843)           --
  Class B                                                                                 (65,417)           --
  Class C                                                                                 (39,488)           --
  Class R                                                                                (573,352)           --
------------------------------------------------------------------------------------ ------------  ------------
Decrease in net assets from distributions to shareholders                             (13,052,835)  (12,100,293)
------------------------------------------------------------------------------------ ------------  ------------
Fund Share Transactions
Net proceeds from sale of shares                                                       35,085,492    26,653,039
Net proceeds from shares issued to shareholders due to reinvestment of distributions    7,601,945     6,916,102
------------------------------------------------------------------------------------ ------------  ------------
                                                                                       42,687,437    33,569,141
Cost of shares redeemed                                                               (27,697,706)  (29,779,149)
------------------------------------------------------------------------------------ ------------  ------------
Net increase (decrease) in net assets from Fund share transactions                     14,989,731     3,789,992
------------------------------------------------------------------------------------ ------------  ------------
Net increase (decrease) in net assets                                                  16,663,740    18,540,234
Net assets at the beginning of year                                                   246,832,572   228,292,338
                                                                                     ------------  ------------
----------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                        $263,496,312  $246,832,572
------------------------------------------------------------------------------------ ------------  ------------
Undistributed (over-distribution of) net investment income at the end of year        $    (43,832) $     32,696
------------------------------------------------------------------------------------ ------------  ------------



                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17

Notes to Financial Statements

1. General Information and Significant Accounting Policies
The Nuveen Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen California Municipal Bond Fund ("California") and the Nuveen California Insured Municipal Bond Fund ("California Insured") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

Each Fund seeks to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 28, 2002, California Insured had outstanding when-issued purchase commitments of $8,493,750. There were no such outstanding purchase commitments in California.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities for financial reporting purposes.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, and net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-
 distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state personal income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended February 28, 2002, have been designated Exempt Interest Dividends.

Insurance
California Insured invests in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of


--------------------------------------------------------------------------------
18
the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances, or by specified classes of investors.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. During the fiscal year ended February 28, 2002, California invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are marked to market daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of a fixed rate security since the interest rate is dependent on the general level of interest rates as well as the short-term interest rate paid on the floating rate security. California Insured did not invest in any such securities during the fiscal year ended February 28, 2002.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Change in Accounting Policy
As required, effective March 1, 2001, the Funds have adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began accreting taxable market discount on debt securities. Prior to March 1, 2001, the Funds did not accrete taxable market discount on debt securities until they were sold. The cumulative effect of this accounting change had no impact on the total net assets or the net asset values of the Funds, but resulted in an increase in the cost of securities and a corresponding decrease in unrealized appreciation based on securities held by the Funds on March 1, 2001, as follows:

                                          California
                               California    Insured
                           -------------------------
                                  $83,008    $82,724
                           -------------------------

The Statement of Changes in Net Assets and Financial Highlights for the prior periods have not been restated to reflect this change in presentation.

The effect of this change for the fiscal year ended February 28, 2002, was to increase investment income with a corresponding decrease in net unrealized appreciation as follows:

                                          California
                               California    Insured
                           -------------------------
                                  $12,677    $19,951
                           -------------------------

This change had no material effect on the Financial Highlights for the fiscal year ended February 28, 2002.



--------------------------------------------------------------------------------
19

2. Fund Shares
Transactions in Fund shares were as follows:

                                                                      California
                                                  --------------------------------------------------
                                                         Year Ended                Year Ended
                                                           2/28/02                   2/28/01
                                                  ------------------------  ------------------------
                                                      Shares        Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                          1,347,583  $ 13,796,339   1,358,387  $ 13,908,219
  Class B                                            321,993     3,287,333     509,898     5,254,094
  Class C                                            314,040     3,215,457     788,369     8,103,303
  Class R                                            325,625     3,339,433     516,006     5,347,228
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                            121,469     1,246,240     108,338     1,109,390
  Class B                                             19,822       203,125      18,267       186,905
  Class C                                             31,070       318,700      26,252       268,538
  Class R                                            627,669     6,445,712     638,758     6,547,241
-----------------------------------------------------------------------------------------------------
                                                   3,109,271    31,852,339   3,964,275    40,724,918
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                         (1,332,616)  (13,599,925) (1,277,532)  (13,073,695)
  Class B                                           (300,298)   (3,074,386)   (135,742)   (1,385,073)
  Class C                                           (240,175)   (2,434,019)   (975,564)  (10,065,669)
  Class R                                         (1,362,667)  (13,980,160) (1,991,059)  (20,459,379)
-----------------------------------------------------------------------------------------------------
                                                  (3,235,756)  (33,088,490) (4,379,897)  (44,983,816)
-----------------------------------------------------------------------------------------------------
Net increase (decrease)                             (126,485) $ (1,236,151)   (415,622) $ (4,258,898)
-----------------------------------------------------------------------------------------------------

                                                                  California Insured
                                                  --------------------------------------------------
                                                         Year Ended                Year Ended
                                                           2/28/02                   2/28/01
                                                  ------------------------  ------------------------
                                                      Shares        Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                          1,582,640  $ 17,270,497   1,544,970  $ 16,293,740
  Class B                                            675,722     7,363,789     338,675     3,579,514
  Class C                                            544,611     5,898,763     259,795     2,707,646
  Class R                                            419,874     4,552,443     387,241     4,072,139
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                            161,488     1,755,795     147,326     1,548,493
  Class B                                             26,570       289,369      19,390       203,817
  Class C                                             28,485       307,879      21,865       228,187
  Class R                                            483,212     5,248,902     470,719     4,935,605
-----------------------------------------------------------------------------------------------------
                                                   3,922,602    42,687,437   3,189,981    33,569,141
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                         (1,206,794)  (13,161,717)   (917,949)   (9,583,987)
  Class B                                           (208,063)   (2,246,136)   (185,586)   (1,936,098)
  Class C                                           (181,235)   (1,948,835)   (234,097)   (2,467,249)
  Class R                                           (954,172)  (10,341,018) (1,507,335)  (15,791,815)
-----------------------------------------------------------------------------------------------------
                                                  (2,550,264)  (27,697,706) (2,844,967)  (29,779,149)
-----------------------------------------------------------------------------------------------------
Net increase                                       1,372,338  $ 14,989,731     345,014  $  3,789,992
-----------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
20

3. Distributions to Shareholders
The Funds declared dividend distributions from their tax-exempt net investment income which were paid April 1, 2002, to shareholders of record on March 8, 2002, as follows:

                                                  California
                                       California    Insured
                   -----------------------------------------
                   Dividend per share:
                     Class A               $.0430     $.0420
                     Class B                .0365      .0350
                     Class C                .0385      .0365
                     Class R                .0450      .0435
                   -----------------------------------------

4. Securities Transactions
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the fiscal year ended February 28, 2002, were as follows:

                                                           California
                                              California      Insured
          -----------------------------------------------------------
          Purchases:
            Long-term municipal securities   $16,732,730 $107,562,720
            Short-term municipal securities    2,800,000   10,000,000
          Sales and maturities:
            Long-term municipal securities    18,017,188  101,622,483
            Short-term municipal securities    2,000,000   10,000,000
          -----------------------------------------------------------

5. Income Tax Information
The following information is presented on an income tax basis as of February 28, 2002. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

                                                    California
                                       California      Insured
                 ---------------------------------------------
                 Cost of investments $257,155,369 $249,016,781
                 ---------------------------------------------

                                                               California
                                                  California      Insured
     ---------------------------------------------------------------------
     Gross unrealized appreciation              $ 15,021,824  $16,334,929
     Gross unrealized depreciation               (13,998,392)    (240,901)
     ---------------------------------------------------------------------
     Net unrealized appreciation on investments $  1,023,432  $16,094,028
     ---------------------------------------------------------------------

The tax components of undistributed net investment income and realized gains at February 28, 2002, are as follows:

                                                                   California
                                                        California    Insured
  ----------------------------------------------------------------------------
  Undistributed (overdistribution of) tax-exempt income   $203,896 $ (135,854)
  Undistributed ordinary income *                               --     68,430
  Undistributed long-term capital gains                     59,133  1,183,011
  ----------------------------------------------------------------------------

The tax character of distributions paid during the fiscal year ended February 28, 2002, are as follows:

                                                               California
                                                   California     Insured
       ------------------------------------------------------------------
       Distributions from tax-exempt income       $13,822,178 $12,129,735
       Distributions from ordinary income *           134,338          --
       Distributions from long-term capital gains     499,973     923,100
       ------------------------------------------------------------------

*Ordinary income consists of taxable market discount income and short-term capital gains, if any.


--------------------------------------------------------------------------------
21

6. Management Fee and Other Transactions with Affiliates
Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund:

                 Average Daily Net Assets       Management Fee
                 ----------------------------------------------
                 For the first $125 million         .5500 of 1%
                 For the next $125 million          .5375 of 1
                 For the next $250 million          .5250 of 1
                 For the next $500 million          .5125 of 1
                 For the next $1 billion            .5000 of 1
                 For the next $3 billion            .4750 of 1
                 For net assets over $5 billion     .4500 of 1
                 ----------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of each Fund in order to limit total expenses to .75 of 1% of the average daily net assets of California and .975 of 1% of the average daily net assets of California Insured, excluding any 12b-1 fees applicable to Class A, B and C Shares. The Adviser may also voluntarily agree to reimburse additional expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended February 28, 2002, Nuveen Investments (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                      California
                                           California    Insured
                ------------------------------------------------
                Sales charges collected      $143,024   $178,132
                Paid to authorized dealers    136,771    178,132
                ------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended February 28, 2002, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                  California
                                       California    Insured
                   -----------------------------------------
                   Commission advances   $163,319   $382,946
                   -----------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 28, 2002, the Distributor retained such 12b-1 fees as follows:

                                                  California
                                       California    Insured
                   -----------------------------------------
                   12b-1 fees retained   $155,537   $164,435
                   -----------------------------------------

The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended February 28, 2002, as follows:

                                               California
                                    California    Insured
                      -----------------------------------
                      CDSC retained    $84,061    $90,521
                      -----------------------------------



--------------------------------------------------------------------------------
22

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                            Investment Operations       Less Distributions
                          -------------------------  -----------------------                    --------


  CALIFORNIA


                                         Net
                                   Realized/
                                  Unrealized
                Beginning     Net    Invest-             Net                  Ending              Ending
                      Net Invest-       ment         Invest-                     Net                 Net
Year Ended          Asset    ment       Gain            ment  Capital          Asset     Total    Assets
February 28/29,     Value  Income     (Loss)  Total   Income    Gains  Total   Value Return(a)     (000)
--------------- --------- ------- ----------  -----  -------  -------  -----  ------ ---------  --------
Class A (9/94)
     2002          $10.42    $.53      $(.15) $ .38    $(.53)   $(.02) $(.55) $10.25      3.82% $ 53,078
     2001           10.01     .57        .41    .98     (.57)      --   (.57)  10.42      9.99    52,540
     2000           10.89     .55       (.89)  (.34)    (.54)      --   (.54)  10.01     (3.12)   48,560
     1999           10.91     .54        .03    .57     (.54)    (.05)  (.59)  10.89      5.28    36,568
     1998           10.58     .55        .37    .92     (.55)    (.04)  (.59)  10.91      8.87    29,125
Class B (3/97)
     2002           10.41     .45       (.15)   .30     (.45)    (.02)  (.47)  10.24      3.04    15,012
     2001           10.00     .49        .41    .90     (.49)      --   (.49)  10.41      9.23    14,825
     2000           10.89     .47       (.89)  (.42)    (.47)      --   (.47)  10.00     (3.93)   10,318
     1999           10.92     .47        .01    .48     (.46)    (.05)  (.51)  10.89      4.44     7,353
     1998(d)        10.56     .46        .41    .87     (.47)    (.04)  (.51)  10.92      8.39     2,324
Class C (9/94)
     2002           10.42     .47       (.14)   .33     (.48)    (.02)  (.50)  10.25      3.28    14,918
     2001           10.01     .51        .41    .92     (.51)      --   (.51)  10.42      9.42    14,077
     2000           10.90     .50       (.90)  (.40)    (.49)      --   (.49)  10.01     (3.74)   15,132
     1999           10.92     .49        .02    .51     (.48)    (.05)  (.53)  10.90      4.70    10,353
     1998           10.58     .49        .38    .87     (.49)    (.04)  (.53)  10.92      8.36     4,061
Class R (7/86)
     2002           10.43     .55       (.15)   .40     (.55)    (.02)  (.57)  10.26      4.06   180,205
     2001           10.02     .59        .41   1.00     (.59)      --   (.59)  10.43     10.23   187,532
     2000           10.91     .57       (.89)  (.32)    (.57)      --   (.57)  10.02     (2.98)  188,512
     1999           10.93     .56        .03    .59     (.56)    (.05)  (.61)  10.91      5.50   220,109
     1998           10.61     .57        .36    .93     (.57)    (.04)  (.61)  10.93      8.99   216,309
---------------------------------------------------------------------------------------------------------

Class (Inception Date)


                  Before Credit/          After          After Credit/
                   Reimbursement     Reimbursement(b)   Reimbursement(c)
  CALIFORNIA    ------------------  -----------------  -----------------
                             Ratio              Ratio              Ratio
                            of Net             of Net             of Net
                           Invest-            Invest-            Invest-
                Ratios of     ment  Ratio of     ment  Ratio of     ment
                 Expenses   Income  Expenses   Income  Expenses   Income
                       to       to        to       to        to       to
                  Average  Average   Average  Average   Average  Average  Portfolio
Year Ended            Net      Net       Net      Net       Net      Net   Turnover
February 28/29,    Assets   Assets    Assets   Assets    Assets   Assets       Rate
--------------- ---------  -------  --------  -------  --------  -------  ---------
Class A (9/94)
     2002             .88%    5.15%      .88%    5.15%      .87%    5.16%         6%
     2001             .88     5.52       .88     5.52       .87     5.53         39
     2000             .86     5.32       .86     5.32       .85     5.33         31
     1999             .90     4.97       .90     4.97       .90     4.97         34
     1998             .90     5.11       .90     5.11       .90     5.11         45
Class B (3/97)
     2002            1.63     4.41      1.63     4.41      1.62     4.42          6
     2001            1.63     4.77      1.63     4.77      1.62     4.78         39
     2000            1.61     4.56      1.61     4.56      1.60     4.56         31
     1999            1.65     4.23      1.65     4.23      1.65     4.23         34
     1998(d)         1.66*    4.31*     1.66*    4.31*     1.66*    4.31*        45
Class C (9/94)
     2002            1.43     4.60      1.43     4.60      1.42     4.61          6
     2001            1.43     4.97      1.43     4.97      1.42     4.98         39
     2000            1.41     4.75      1.41     4.75      1.40     4.76         31
     1999            1.45     4.43      1.45     4.43      1.45     4.43         34
     1998            1.45     4.56      1.45     4.56      1.45     4.56         45
Class R (7/86)
     2002             .68     5.35       .68     5.35       .67     5.37          6
     2001             .68     5.72       .68     5.72       .67     5.73         39
     2000             .66     5.47       .66     5.47       .65     5.48         31
     1999             .71     5.16       .71     5.16       .71     5.16         34
     1998             .70     5.31       .70     5.31       .70     5.31         45
------------------------------------------------------------------------------------

*  Annualized.
(a)Total returns are calculated on net asset value without any sales charge and are not annualized.
(b)After expense reimbursement from the investment adviser, where applicable.
(c)After custodian fee credit and expense reimbursement, where applicable.
(d)From commencement of class operations as noted.


                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
23

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                               Investment Operations        Less Distributions
                                             -------------------------  -------------------------


CALIFORNIA INSURED


                                                            Net
                                                      Realized/
                                                     Unrealized
                                   Beginning     Net    Invest-             Net                    Ending
                                         Net Invest-       ment         Invest-                       Net
                                       Asset    ment       Gain            ment  Capital            Asset     Total
Year Ended February 28/29,             Value  Income     (Loss)  Total   Income    Gains    Total   Value Return(a)
---------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2002                                 $10.85    $.51      $ .12  $ .63    $(.52)   $(.04)   $(.56) $10.92      5.90%
 2001                                  10.19     .52        .67   1.19     (.53)      --     (.53)  10.85     11.98
 2000                                  11.10     .53       (.92)  (.39)    (.52)      --     (.52)  10.19     (3.52)
 1999                                  11.06     .52        .06    .58     (.53)    (.01)**  (.54)  11.10      5.31
 1998                                  10.70     .54        .36    .90     (.54)      --     (.54)  11.06      8.66
Class B (3/97)
 2002                                  10.86     .43        .12    .55     (.43)    (.04)    (.47)  10.94      5.18
 2001                                  10.20     .45        .66   1.11     (.45)      --     (.45)  10.86     11.14
 2000                                  11.11     .45       (.92)  (.47)    (.44)      --     (.44)  10.20     (4.26)
 1999                                  11.06     .44        .06    .50     (.44)    (.01)**  (.45)  11.11      4.61
 1998(d)                               10.67     .45        .40    .85     (.46)      --     (.46)  11.06      8.13
Class C (9/94)
 2002                                  10.78     .44        .13    .57     (.45)    (.04)    (.49)  10.86      5.42
 2001                                  10.13     .46        .66   1.12     (.47)      --     (.47)  10.78     11.32
 2000                                  11.03     .47       (.91)  (.44)    (.46)      --     (.46)  10.13     (4.03)
 1999                                  10.98     .46        .06    .52     (.46)    (.01)**  (.47)  11.03      4.81
 1998                                  10.63     .47        .35    .82     (.47)      --     (.47)  10.98      7.96
Class R (7/86)
 2002                                  10.84     .53        .11    .64     (.53)    (.04)    (.57)  10.91      6.08
 2001                                  10.18     .54        .67   1.21     (.55)      --     (.55)  10.84     12.18
 2000                                  11.08     .55       (.91)  (.36)    (.54)      --     (.54)  10.18     (3.27)
 1999                                  11.04     .54        .06    .60     (.55)    (.01)**  (.56)  11.08      5.49
 1998                                  10.68     .56        .36    .92     (.56)      --     (.56)  11.04      8.86
---------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                       Ratios/Supplemental Data
                                             ---------------------------------------------------------------------------
                                                                Before Credit/         After          After Credit/
                                                                Reimbursement     Reimbursement(b)   Reimbursement(c)
CALIFORNIA INSURED                                             -----------------  -----------------  -----------------
                                                        Ratio              Ratio              Ratio
                                                       of Net             of Net             of Net
                                                      Invest-            Invest-            Invest-
                                            Ratio of     ment  Ratio of     ment  Ratio of     ment
                                            Expenses   Income  Expenses   Income  Expenses   Income
                                     Ending       to       to        to       to        to       to
                                        Net  Average  Average   Average  Average   Average  Average  Portfolio
                                     Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended February 28/29,            (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
---------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2002                              $ 70,068      .87%    4.64%      .87%    4.64%      .85%    4.66%        40%
 2001                                63,775      .88     4.97       .88     4.97       .87     4.98         16
 2000                                52,014      .88     5.02       .88     5.02       .88     5.02         44
 1999                                47,300      .93     4.72       .93     4.72       .93     4.72         25
 1998                                36,203      .90     4.93       .90     4.93       .90     4.93         26
Class B (3/97)
 2002                                18,985     1.62     3.89      1.62     3.89      1.60     3.91         40
 2001                                13,487     1.63     4.22      1.63     4.22      1.62     4.23         16
 2000                                10,909     1.64     4.27      1.64     4.27      1.63     4.28         44
 1999                                 8,825     1.68     3.96      1.68     3.96      1.68     3.96         25
 1998(d)                              2,967     1.66*    4.16*     1.66*    4.16*     1.66*    4.16*        26
Class C (9/94)
 2002                                11,794     1.42     4.10      1.42     4.10      1.40     4.12         40
 2001                                 7,489     1.43     4.42      1.43     4.42      1.42     4.43         16
 2000                                 6,552     1.43     4.45      1.43     4.45      1.43     4.46         44
 1999                                 6,994     1.48     4.17      1.48     4.17      1.48     4.17         25
 1998                                 3,226     1.45     4.37      1.45     4.37      1.45     4.37         26
Class R (7/86)
 2002                               162,649      .67     4.84       .67     4.84       .65     4.86         40
 2001                               162,081      .68     5.18       .68     5.18       .67     5.18         16
 2000                               158,816      .68     5.20       .68     5.20       .68     5.20         44
 1999                               185,428      .74     4.92       .74     4.92       .74     4.92         25
 1998                               191,554      .70     5.14       .70     5.14       .70     5.14         26
---------------------------------------------------------------------------------------------------------------

*  Annualized.
** The amounts shown include distributions in excess of capital gains of $.003 per share.
(a)Total returns are calculated on net asset value without any sales charge and are not annualized.
(b)After expense reimbursement from the investment adviser, where applicable.
(c)After custodian fee credit and expense reimbursement, where applicable.
(d)From commencement of class operations as noted.


                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
24

Report of Independent Public Accountants


To the Board of Trustees and Shareholders of Nuveen Multistate Trust II:

We have audited the accompanying statements of net assets of the Nuveen California and Nuveen California Insured Municipal Bond Funds (collectively, the "Funds") (each a series of the Nuveen Multistate Trust II) (a Massachusetts business trust), including the portfolios of investments, as of February 28, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2002, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen California and Nuveen California Insured Municipal Bond Funds as of February 28, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Chicago, Illinois
April 12, 2002


--------------------------------------------------------------------------------
25

Trustees and Officers

The management of the Funds, including general supervision of the duties performed for the Funds under the Management Agreement, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at seven, one of whom is an "interested person" (as the term is defined in the Investment Company Act of 1940) and six of whom are not interested persons. None of the trustees who are not interested persons of the Funds have ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                  Year First
Name,                       Position(s)           Elected or           Principal Occupation(s)              Number of Portfolios
Birthdate                   Held with             Appointed and        Including other Directorships        in Fund Complex
and Address                 the Fund              Term of Office       During Past 5 Years                  Overseen by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Trustee who is an interested person of the Funds:

--------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger(1)  Chairman of the           1994             Chairman and Director (since                  129
3/28/1949                   Board, President          Term             July 1996) of The John Nuveen
333 W. Wacker Drive         and Trustee            Indefinite(2)       Company, Nuveen Investments,
Chicago, IL 60606                                                      Nuveen Advisory Corp. and
                                                                       Nuveen Institutional Advisory Corp.;
                                                                       prior thereto, Executive Vice
                                                                       President and Director of The John
                                                                       Nuveen Company and Nuveen
                                                                       Investments; Director (since 1992)
                                                                       and Chairman (since 1996) of Nuveen
                                                                       Advisory Corp. and Nuveen Institutional
                                                                       Advisory Corp.; Chairman and Director
                                                                       (since January 1997) of Nuveen Asset
                                                                       Management, Inc.; Director (since 1996)
                                                                       of Institutional Capital Corporation;
                                                                       Chairman and Director (since 1999)
                                                                       of Rittenhouse Financial Services Inc.;
                                                                       Chief Executive Officer (since
                                                                       September 1999) of Nuveen Senior Loan
                                                                       Asset Management Inc.

Trustees who are not interested persons of the Funds:

--------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner           Trustee                   1997             Private Investor and Management               112
8/22/1940                                             Term             Consultant.
333 W. Wacker Drive                                Indefinite(2)
Chicago, IL 60606

--------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown           Trustee                   1993             Retired (August 1989) as Senior               112
7/29/1934                                             Term             Vice President of The Northern
333 W. Wacker Drive                                Indefinite(2)       Trust Company.
Chicago, IL 60606

--------------------------------------------------------------------------------------------------------------------------------
Anne E. Impellizzeri        Trustee                   1994             Retired (2002); formerly,                     112
1/26/1933                                             Term             Executive Director (since 1998)
333 W. Wacker Drive                                Indefinite(2)       of Manitoga (Center for Russel
Chicago, IL 60606                                                      Wright's Design with Nature);
                                                                       prior thereto, President and
                                                                       Chief Executive Officer of
                                                                       Blanton-Peale Institutes of
                                                                       Religion and Health (since
                                                                       December 1990); prior thereto,
                                                                       Vice President, Metropolitan
                                                                       Life Insurance Co.

--------------------------------------------------------------------------------------------------------------------------------
Peter R. Sawers              Trustee                  1991             Adjunct Professor of Business                 112
4/3/1933                                              Term             and Economics, University of
333 W. Wacker Drive                                Indefinite(2)       Dubuque, Iowa; Director, Executive
Chicago, IL 60606                                                      Service Corps of Chicago (not-for-profit);
                                                                       Director, Hadley School for the Blind
                                                                       (not-for-profit); formerly (1991-2000)
                                                                       Adjunct Professor, Lake Forest Graduate
                                                                       School of Management, Lake Forest,
                                                                       Illinois; prior thereto, Executive
                                                                       Director, Towers Perrin Australia,
                                                                       a management consulting firm; Chartered
                                                                       Financial Analyst; Certified
                                                                       Management Consultant.

--------------------------------------------------------------------------------------------------------------------------------
William J. Schneider         Trustee                  1997             Senior Partner and Chief Operating            112
9/24/1944                                             Term             Officer, Miller-Valentine Group,
333 W. Wacker Drive                                Indefinite(2)       Vice President, Miller-Valentine
Chicago, IL 60606                                                      Realty, a development and contract
                                                                       company; Chair, Miami Valley
                                                                       Hospital; Vice Chair, Miami Valley
                                                                       Economic Development Coalition;
                                                                       formerly, Member, Community Advisory
                                                                       Board, National City Bank, Dayton,
                                                                       Ohio; and Business Advisory Council,
                                                                       Cleveland Federal Reserve Bank.

--------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale          Trustee                  1997             Executive Director, Gaylord and                112
12/29/1947                                            Term             Dorothy Donnelley Foundation
333 W. Wacker Drive                                Indefinite(2)       (since 1994); prior thereto, Executive
Chicago, IL 60606                                                      Director, Great Lakes Protection Fund
                                                                       (from 1990 to 1994).

------------------------------------------------------------------------------------------------------------------------------------
                                               Year First
Name,                    Position(s)           Elected or    Principal Occupation(s)                            Number of Portfolios
Birthdate                 Held with          Appointed and   Including other Directorships                         in Fund Complex
and Address               the Fund           Term of Office  During Past 5 Years                                 Overseen by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Officers of the Funds:
------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson      Vice President           2002       Vice President (since January 2002), formerly,               129
2/3/1966                                                     Assistant Vice President (since 2000), previously,
333 W. Wacker Drive                                          Associate of Nuveen Investments.
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Paul L. Brennan          Vice President           2002       Vice President (since January 2002), formerly,               127
11/10/1966                                                   Assistant Vice President, of Nuveen
333 W. Wacker Drive                                          Advisory Corp.
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo        Vice President and       1999       Vice President of Nuveen Investments (since                  129
11/28/1967               Treasurer                           January 1999), prior thereto, Assistant Vice
333 W. Wacker Drive                                          President (from January 1997); formerly,
Chicago, IL 60606                                            Associate of Nuveen Investments; Vice President
                                                             and Treasurer (since September 1999) of Nuveen
                                                             Senior Loan Asset Management Inc.; Chartered
                                                             Financial Analyst.
------------------------------------------------------------------------------------------------------------------------------------
Michael S. Davern        Vice President           1997       Vice President of Nuveen Advisory                            127
6/26/1957                                                    Corp.
333 W. Wacker Drive
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Susan M. DeSanto         Vice President           2001       Vice President of Nuveen Advisory Corp. (since               129
9/8/1954                                                     August 2001); previously, Vice President of
333 W. Wacker Drive                                          Van Kampen Investment Advisory Corp.
Chicago, IL 60606                                            (since 1998); prior thereto, Assistant Vice
                                                             President of Van Kampen Investment Advisory
                                                             Corp.
------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger       Vice President           2002       Vice President (since January 2002), formerly                129
9/24/1964                                                    Assistant Vice President and Assistant General
333 W. Wacker Drive                                          Counsel (since May 1998) of Nuveen Investments;
Chicago, IL 60606                                            Assistant Vice President and Assistant Secretary
                                                             (since 1998) of Nuveen Advisory Corp. and Nuveen
                                                             Institutional Advisory Corp.; prior thereto,
                                                             Associate at the law firm D'Ancona Partners LLC
------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson        Vice President           1998       Vice President of Nuveen Investments; Vice                   129
10/24/1945                                                   President (since January 1998) of Nuveen
333 W. Wacker Drive                                          Advisory Corp. and Nuveen Institutional
Chicago, IL 60606                                            Advisory Corp.
------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald    Vice President           1995       Managing Director of Nuveen Advisory Corp.                   127
3/2/1964                                                     and Nuveen Institutional Advisory Corp.;
333 W. Wacker Drive                                          (since February 2001); prior thereto, Vice President
Chicago, IL 60606                                            of Nuveen Advisory Corp.; Nuveen Institutional
                                                             Advisory Corp.; Chartered Financial Analyst.
------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy           Vice President           1998       Vice President of Nuveen Investments and                     129
5/31/1954                                                    (since May 1998) The John Nuveen Company; Vice
333 W. Wacker Drive                                          President (since September 1999) of Nuveen
Chicago, IL 60606                                            Senior Loan Management Inc.; Certified Public
                                                             Accountant.
------------------------------------------------------------------------------------------------------------------------------------
J. Thomas Futrell        Vice President           1992       Vice President of Nuveen Advisory Corp.;                     127
7/5/1955                                                     Chartered Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Trustees and Officers (continued)
====================================================================================================================================
                                               Year First
Name,                        Position(s)       Elected or    Principal Occupation(s)                            Number of Portfolios
Birthdate                     Held with      Appointed and   Including other Directorships                         in Fund Complex
and Address                   the Fund       Term of Office  During Past 5 Years                                 Overseen by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Richard A. Huber         Vice President            1997      Vice President of Nuveen Institutional Advisory              127
3/26/1963                                                    Corp. (since March 1998) and Nuveen Advisory Corp.
333 W. Wacker Drive
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Steven J. Krupa          Vice President            1990      Vice President of Nuveen Advisory Corp.                      127
President
8/21/1957
333 W. Wacker Drive
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb            Vice President            2000      Vice President (since March 2000) of Nuveen                  129
3/22/1963                                                    Investments, previously Assistant Vice President
333 W. Wacker Drive                                          (since January 1999); prior thereto, Associate
Chicago, IL 60606                                            of Nuveen Investments; Certified Public Accountant.
------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin          Vice President and        1992      Vice President, Assistant Secretary and Assistant            129
7/27/1951                Assistant Secretary                 General Counsel of Nuveen Investments; Vice
333 W. Wacker Drive                                          President and Assistant Secretary of Nuveen Advisory
Chicago, IL 60606                                            Corp. and Nuveen Institutional Advisory Corp.; Vice
                                                             President and Assistant Secretary of The John Nuveen
                                                             Company and Nuveen Asset Management, Inc.; Vice
                                                             President and Assistant Secretary (since September
                                                             1999) of Nuveen Senior Loan Asset Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
Edward F. Neild, IV      Vice President             1996     Managing Director (since September 1997),                    129
7/7/1965                                                     previously Vice President of Nuveen Advisory Corp.
333 W. Wacker Drive                                          and Nuveen Institutional Advisory Corp.; Chartered
Chicago, IL 60606                                            Financial Analyst.
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. O'Shaughnessy  Vice President             2002     Vice President (since January  2002), formerly,              127
9/4/1960                                                     Assistant Vice President (1998), of Nuveen
333 W. Wacker Drive                                          Advisory Corp.; prior thereto, Portfolio Manager.
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Thomas C. Spalding, Jr.  Vice President             1982     Vice President of Nuveen Advisory Corp. and                  127
7/31/1951                                                    Nuveen Institutional Advisory Corp.; Chartered
333 W. Wacker Drive                                          Financial Analyst.
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman     Vice President and         1992     Managing Director (since January 2002; formerly              129
9/9/1956                 Secretary                           Vice President), Assistant Secretary and Associate
333 W. Wacker Drive                                          General Counsel, formerly Assistant General Counsel,
Chicago, IL 60606                                            of Nuveen Investments; Managing Director (since
                                                             January 2002; formerly Vice President) and Assistant
                                                             Secretary of Nuveen Advisory Corp. and Nuveen
                                                             Institutional Advisory Corp.; Vice President and
                                                             Assistant Secretary of The John Nuveen Company;
                                                             Managing Director (since January 2002; formerly
                                                             Vice President) and Assistant Secretary (since
                                                             September 1999) of Nuveen Senior Loan Asset
                                                             Management Inc.; Chartered Financial Analyst.


(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and director of Nuveen Advisory Corp.

(2) Trustees serve an indefinite term until his/her successor is elected.

--------------------------------------------------------------------------------
Fund Information
================================================================================

Fund Manager
Nuveen Investment Management
333 West Wacker Drive
Chicago, IL 60606


Legal Counsel
Morgan, Lewis & Bockius LLP
Washington, D.C.


Independent Public Accountants
Arthur Andersen LLP
Chicago, IL


Transfer Agent and Shareholder Services
J.P. Morgan Investor Services Co.
Nuveen Investor Services
P.O. Box 660086
Dallas, Texas 75266-0086
(800) 257-8787





NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

Serving

Investors

For Generations


John Nuveen, Sr.

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]

A 100-Year Tradition of Quality Investments

Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.



Nuveen Investments
333 West Wacker Drive
Chicago, Illinois 60606-1286
www.nuveen.com

NUVEEN INVESTMENTS

                                                              NUVEEN Investments

Nuveen Municipal Bond Funds

Annual Report dated February 28, 2002

Dependable, tax-free income to help you keep more of what you earn.



                              [PHOTOS APPEAR HERE]



                                          Nuveen Connecticut Municipal Bond Fund
                                           Nuveen New Jersey Municipal Bond Fund
                                             Nuveen New York Municipal Bond Fund
                                     Nuveen New York Insured Municipal Bond Fund

--------------------------------------------------------------------------------

Less mail more freedom with online fund reports


There is a new way to receive your Nuveen Fund updates faster than ever. Nuveen now can link you with electronic versions of the important financial information we send you by regular mail.

By registering for online access via the internet, you will be able to view and save the Fund information you currently receive in the mail. This information can be stored on your computer and retrieved any time. In addition, you can select only the specific pages you want to view or print.

With this new service, you'll receive an e-mail notice the moment Fund reports are ready. This notice will contain a link to the report - all you have to do is click your computer mouse on the internet address provided. You'll be saving time, as well as saving your Fund paper, printing and distribution expenses.

Registering for electronic access is easy and only takes a few minutes. (see below)

The e-mail address you provide is strictly confidential and will not be used for anything other than notifications of shareholder information.

And if you decide you don't like receiving your reports electronically, it's a simple process to go back to regular mail delivery.

Sign up today -- here's what you need to do...

================================================================================

If your Nuveen Fund dividends are PAID TO YOUR BROKERAGE ACCOUNT, follow the steps outlined below:

1.   Go to www.investordelivery.com

2. Look at the address sheet that accompanied this report. Enter the personal 13-character enrollment number imprinted near your name on the address sheet.

3. You'll be taken to a page with several options. Select the New Enrollment-Create screen. Once there, enter your e-mail address (yourID@providerID.com), and a personal, 4-digit PIN of your choice. (Pick a number that's easy to remember.)

4. Click Submit. Confirm the information you just entered is correct, then click Submit again.

5. You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

6. Use this same process if you need to change your registration information or cancel internet viewing.

If your Nuveen Fund dividends COME DIRECTLY TO YOU FROM NUVEEN, follow the steps outlined below:

1.   Go to www.nuveen.com

2. Select the Access Account tab. Select the E-Report Enrollment section. Click on Enrollment Page.

3. You'll be taken to a screen that asks for your social security number and e-mail address. Fill in this information, then click Enroll.

4. You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

5. Use this same process if you need to change your registration information or cancel internet viewing.


Must be preceded by or accompanied by a prospectus.

Dear Shareholder,

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

I am pleased to have this opportunity to report on the recent performance of your Nuveen Fund. During the period covered by this report, your Fund continued to meet its primary objective of providing you with dependable, tax-free income to help you keep more of what you earn. Detailed information on your Fund can be found in the Portfolio Manager Commentary and Fund Spotlight sections later in this report. I urge you to take the time to review these pages. In addition to providing you with high current income exempt from regular federal income taxes, your Nuveen Fund also features several characteristics that can help make it an essential part of your overall investment strategy. These include careful research, constant surveillance and broad trading execution by Nuveen's seasoned portfolio management team, with every action designed to supplement income, improve Fund structure, better adapt to current market conditions or increase diversification. In turbulent times like these, prudent investors understand the importance of diversification, balance, and risk management, all attributes your Nuveen Fund can bring to your portfolio.

As recent events have demonstrated, it's as important as ever to have a broadly diversified portfolio. If you have concerns about whether your portfolio is as diversified as it should be, now might be a good time to talk to your financial advisor. Your advisor can give you more information about specific Nuveen investments as well as give you a prospectus, which you should read carefully before investing or sending money.

Founded in 1898, Nuveen is committed to helping investors preserve and enhance the value of their assets. We believe that the most successful investing encompasses a long-term perspective, a consistently executed investment discipline and the advice of a trusted financial professional.

Thank you for your continued confidence.

Sincerely,


/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
April 15, 2002


================================================================================

Dear Shareholder ............................................................. 1
Connecticut
   Portfolio Manager's Comments .............................................. 2
   Spotlight Page ............................................................ 4
New Jersey
   Portfolio Manager's Comments .............................................. 5
   Spotlight Page ............................................................ 7
New York, New York Insured
   Portfolio Manager's Comments .............................................. 8
   New York Spotlight Page ...................................................11
   New York Insured Spotlight Page ...........................................12
Portfolio of Investments .....................................................13
Statement of Assets and Liabilities ..........................................41
Statement of Operations ......................................................42
Statement of Changes in Net Assets ...........................................43
Notes to Financial Statements ................................................45
Financial Highlights .........................................................51
Report of Independent Public Accountants .....................................55
Trustees and Officers ........................................................58
Fund Information .............................................................61


                             Annual Report | Page 1

--------------------------------------------------------------------------------

Portfolio Manager's Comments
Paul Brennan, Portfolio Manager
Nuveen Connecticut Municipal Bond Fund

================================================================================

Q. What market environment did the fund experience during the last 12 months?

A. Municipal investments continued to enjoy strong performance. As the economy deteriorated throughout the year--a process speeded by the September 11 terrorist attacks--the Federal Reserve was prompted to aggressively lower interest rates. By year's end, the Fed had decreased rates to their lowest levels in more than 40 years. This low-interest rate environment, coupled with continued modest inflation, helped boost the prices of older bonds offering higher coupon payments.

Municipal bonds were in demand during the period. According to the Investment Company Institute, investors bought $11.5 billion of municipal bond funds in 2001, compared to the $14 billion that were redeemed the previous year. The supply of municipal securities, meanwhile, kept up with this demand. A record $343 billion of new bonds were issued during 2001, 43 percent more than in the previous year. The increased supply stemmed in part from the economic slowdown, which forced many states and municipalities to rely on debt to finance essential projects, as opposed to a pay-as-you-go strategy, which is usually more feasible when government coffers are flush.

Connecticut's economy was generally solid throughout the last 12 months, even as other states around the country started seeing negative effects on their budgets from the economic downturn. In this affluent region, which has historically offered a significant amount of high quality municipal bonds for investors to choose from, demand for Connecti-cut tax-free investments remained relatively strong, as did their prices.

Q. How did the fund perform during the fiscal year ended February 28, 2002, and what factors influenced the fund's returns?

A. The fund performed well, returning 6.66 percent for the one year period ended February 28, 2002 (Class A shares at net asset value). This result compared favorably to the fund's peer group, the Lipper Connecticut Municipal Debt Funds /1/ category average, which returned 6.10 percent during the same time period. As an additional point of comparison, the Lehman Brothers Municipal Bond Index /2/, which measures municipal bond performance nationwide, returned 6.84 percent.

There were several reasons for the outperformance relative to the fund's peer group. First, the fund benefited from a significant weighting in BBB rated bonds, amounting to 11 percent of the portfolio as of February 28, 2002. As credit spreads tightened during the period, the fund enjoyed relatively favorable price performance from holding these lower rated securities. Second, the fund was modestly overweighted in longer duration bonds, which are more sensitive to changes in interest rates. As interest rates came down during the period, this increased sensitivity helped the fund's performance.

Q. What strategies were underlying your management of the fund during the year?

A. We continued to follow Nuveen's overall value-oriented management strategy. Such a strategy leads us to potentially undervalued securities, for instance, those we want to buy because we believe their credit rating is lower than deserved. Similarly, we look to sell those securities we believe may be overvalued.

As mentioned earlier, one of our management themes during the past year was to continue to hold onto some of the

--------------------------------------------------------------------------------

The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

1 For the Nuveen Connecticut Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 27 funds in the Lipper Connecticut Municipal Debt Funds category for the fiscal year ended
  February 28, 2002. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

2 The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

                          Annual Report | Page 2

--------------------------------------------------------------------------------

fund's lower quality bonds, which offered relatively high yields and ended up being some of the fund's best performers. At the same time, the fund also invested widely in higher quality bonds. These were in high demand during the period, as investors seemingly looked for opportunities they thought might offer a degree of safety during uncertain economic times. In general, however, trading activity in the fund was moderate during the past 12 months. Our overall approach was to stick to our management strategy and make only those changes to the portfolio we thought were appropriate.

For example, we were concerned with maintaining adequate diversification in the fund. Diversification is always an important goal, especially so during a weak economy, when issuers may be more vulnerable to credit problems. During the period we further diversified the fund across sectors and in multiple locations. This entailed taking advantage of a wide variety of opportunities, including bond issues offered by Connecticut prep schools, a handful of airport financing deals, higher education bonds, housing bonds, and credits in the healthcare industry. This commitment to portfolio diversification helped insulate the fund from poor performance in individual sectors. For example, transportation bonds suffered in the wake of September 11. The fund was hurt somewhat by this decline, but much less than it would have been with less diversification.

Q. What is your outlook for the Connecticut municipal market?

A. We envision that municipal bond supply will increase again in 2002. We also anticipate that the rest of the year will bring slow economic growth, a situation that would pressure the budgets of states and municipalities and likely lead them to issue more debt to fund needed projects. We think this added supply will be found in Connecticut as well as elsewhere; if so, we expect to have a wide variety of attractive bond issues from which to select during the coming months.

At the same time, slow economic growth could encourage the Fed to change course and raise interest rates down the road. Such a shift in interest rate policy could push municipal bond yields higher, particularly with respect to shorter maturity bonds, which are especially sensitive to Fed rate adjustments. This would put downward pressure on bond prices.

No matter what happens in the broad municipal market, however, we expect to continue doing what we've been doing. That is, stick to our value-oriented investing philosophy, and stay focused on identifying strong performing municipal investments that may, over time, reward the fund's shareholders.

================================================================================

Nuveen Connecticut Municipal Bond Fund Growth of an Assumed $10,000 Investment*

                          [MOUNTAIN CHART APPEARS HERE]

      Lehman Brothers            Nuveen Connecticut          Nuveen Connecticut
      Municipal Bond               Municipal Bond              Municipal Bond
           Index                    Fund (NAV)                   Fund (Offer)

2/92      10,000                      10,000                         9,580
2/94      12,005                      12,027                        11,521
2/96      13,583                      13,336                        12,776
2/98      15,776                      15,296                        14,653
2/00      16,395                      15,518                        14,867
2/02      19,680                      18,396                        17,624

         _______ Nuveen Connecticut Municipal Bond Fund (Offer) $17,624

         _______ Nuveen Connecticut Municipal Bond Fund (NAV) $18,396

         _______ Lehman Brothers Municipal Bond Index, $19,680


--------------------------------------------------------------------------------
The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

* The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return at offer depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

                             Annual Report | Page 3

--------------------------------------------------------------------------------

Fund Spotlight as of 2/28/02              Nuveen Connecticut Municipal Bond Fund

================================================================================

Quick Facts

                           A Shares       B Shares     C Shares      R Shares
-----------------------------------------------------------------------------
NAV                          $10.67        $10.65       $10.66         $10.70
-----------------------------------------------------------------------------
CUSIP                     67065N886     67065N878    67065N860      67065N852
-----------------------------------------------------------------------------
Latest Dividend/1/          $0.0445       $0.0375      $0.0395        $0.0460
-----------------------------------------------------------------------------
Inception Date                 7/87          2/97        10/93           2/97
-----------------------------------------------------------------------------


Annualized Total Returns as of 2/28/02/2/

A Shares                            NAV           Offer
1-Year                            6.66%           2.19%
-------------------------------------------------------
5-Year                            5.52%           4.62%
-------------------------------------------------------
10-Year                           6.29%           5.83%
-------------------------------------------------------

B Shares                       w/o CDSC          w/CDSC
1-Year                            5.84%           1.84%
-------------------------------------------------------
5-Year                            4.70%           4.53%
-------------------------------------------------------
10-Year                           5.74%           5.74%
-------------------------------------------------------

C Shares                            NAV
1-Year                            6.07%
-------------------------------------------------------
5-Year                            4.95%
-------------------------------------------------------
10-Year                           5.69%
-------------------------------------------------------

R Shares                            NAV
1-Year                            6.82%
-------------------------------------------------------
5-Year                            5.77%
-------------------------------------------------------
10-Year                           6.41%
-------------------------------------------------------

Tax-Free Yields
A Shares                            NAV           Offer
SEC 30-Day Yield                  3.64%           3.49%
-------------------------------------------------------
Taxable-Equivalent Yield/3/       5.43%           5.21%
-------------------------------------------------------

B Shares                            NAV
SEC 30-Day Yield                  2.90%
-------------------------------------------------------
Taxable-Equivalent Yield/3/       4.33%
-------------------------------------------------------

C Shares                            NAV
SEC 30-Day Yield                  3.10%
-------------------------------------------------------
Taxable-Equivalent Yield/3/       4.63%
-------------------------------------------------------

R Shares                            NAV
SEC 30-Day Yield                  3.85%
-------------------------------------------------------
Taxable-Equivalent Yield/3/       5.75%
-------------------------------------------------------


Annualized Total Returns as of 12/31/01/2/

A Shares                            NAV           Offer
1-Year                            5.59%           1.14%
-------------------------------------------------------
5-Year                            5.27%           4.37%
-------------------------------------------------------
10-Year                           6.06%           5.61%
-------------------------------------------------------

B Shares                        w/o CDSC         w/CDSC
1-Year                            4.87%           0.87%
-------------------------------------------------------
5-Year                            4.46%           4.29%
-------------------------------------------------------
10-Year                           5.51%           5.51%
-------------------------------------------------------

C Shares                            NAV
1-Year                            5.10%
-------------------------------------------------------
5-Year                            4.69%
-------------------------------------------------------
10-Year                           5.47%
-------------------------------------------------------

R Shares                            NAV
1-Year                            5.85%
-------------------------------------------------------
5-Year                            5.52%
-------------------------------------------------------
10-Year                           6.19%
-------------------------------------------------------


Portfolio Statistics
Fund Net Assets ($000)                         $270,792
-------------------------------------------------------
Average Effective Maturity (Years)                17.63
-------------------------------------------------------
Average Duration                                   5.61
-------------------------------------------------------

Top Five Sectors/4/
Tax Obligation (Limited)                            18%
-------------------------------------------------------
Education and Civic Organizations                   17%
-------------------------------------------------------
Tax Obligation (General)                            15%
-------------------------------------------------------
U.S. Guaranteed                                     10%
-------------------------------------------------------
Healthcare                                           9%
-------------------------------------------------------


           Bond Credit Quality/4/
          [PIE CHART APPEARS HERE]
    AAA/U.S. Guaranteed          52%
    AA                           22%
    A                            13%
    BBB                          11%
    NR                            2%

--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

1 Paid March 1, 2002. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2002.

2 Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total returns.

3 Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 33%.

4 As a percentage of total bond holdings as of February 28, 2002. Holdings are subject to change.

                             Annual Report | Page 4

--------------------------------------------------------------------------------

Portfolio Manager's Comments
Tom Spalding, Portfolio Manager
Nuveen New Jersey Municipal Bond Fund

================================================================================

Q. What market environment did the fund experience during the last 12 months?

A. Municipal investments continued to enjoy strong performance. As the economy deteriorated throughout the year--a process speeded by the September 11 terrorist attacks--the Federal Reserve was prompted to aggressively lower interest rates. By year's end, the Fed had decreased rates to their lowest levels in more than 40 years. This low-interest rate environment, coupled with continued modest inflation, helped boost the prices of older bonds offering higher coupon payments.

Municipal bonds were in demand during the period. According to the Investment Company Institute, investors bought $11.5 billion of municipal bond funds in 2001, compared to the $14 billion that were redeemed the previous year. The national supply of municipal securities, meanwhile, kept up with this demand. A record $343 billion of new bonds were issued during 2001, 43 percent more than in the previous year. The increased supply stemmed in part from the economic slowdown, which forced many states and municipalities to rely on debt to finance essential projects, as opposed to a pay-as-you-go strategy, which is usually more feasible when government coffers are flush.

Compared to the large nationwide supply of municipal bonds, new issuance in New Jersey was limited during the reporting period, increasing by just 13 percent, well short of the 43 percent national rise. This limited supply was favorable for bond performance, since limited volume coupled with strong demand helped boost the value of New Jersey tax-free investments. Consequently, yields for New Jersey bonds were significantly lower than the nationwide average.

Q. How did the fund perform during the fiscal year ended February 28, 2002, and what factors influenced its returns?

A. The fund performed well during that period, returning 6.04 percent (Class A shares at net asset value). This result surpassed the performance of the fund's peer group, the Lipper New Jersey Municipal Debt Funds/1/ category average, which returned 5.68 percent during the same time frame. As an additional point of comparison, the fund trailed the Lehman Brothers Municipal Bond Index/2/, which measures municipal bond performance nationwide and returned 6.84 percent during the period.

One reason for the strong performance relative to other New Jersey funds was the fund's comparatively large weighting (65 percent as of February 28, 2002) in bonds rated AAA, the highest rating available. When the municipal bond market has rallied, AAA rated bonds historically have led the rally. Just such a situation occurred during the period, helping performance.

A second positive influence on performance was the fund's somewhat longer than average duration. The longer a fund's duration, the more sensitive the fund is to changes in interest rates. Therefore, such positioning helped fund performance as interest rates fell and bond prices rose in response.

Q. What strategies were underlying your management of the fund during the year?

A. We continued to follow Nuveen's overall value-oriented management strategy. Such a strategy leads us to potentially undervalued securities, for example, those we want to buy because we believe their credit rating is lower than deserved. Similarly, we look to sell those securities we believe may be overvalued.

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

1 For the Nuveen New Jersey Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 53 funds in the Lipper New Jersey Municipal Debt Funds category for the fiscal year ended
  February 28, 2002. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

2 The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

                             Annual Report | Page 5

Because of the somewhat limited supply of bonds available in New Jersey during the period, our focus was simply to take advantage of attractive new opportunities as they became available. Whenever possible, we sought to keep the fund fully invested and add securities to the portfolio when they met our investment criteria. One area we found some opportunity was in the healthcare sector, which was one of the market's strongest performing areas. For example, fund performance benefited from a new position we took in bonds issued by the New Jersey Healthcare Facilities Financing Authority, Jersey City Medical Center. These bonds were rated AAA by both Moody's and Standard & Poor's, two leading credit rating agencies. We were attracted to the bonds because of their credit rating, healthy income stream, and good call protection. The presence of a sinking fund--a special reserve account that provides an extra layer of security against default--provided another reason to invest.

We also took advantage of municipal bonds issued by U.S. territories, such as Puerto Rico and the U.S. Virgin Islands. Territorial bonds are widely sought after by portfolio managers and other investors because the bonds are exempt from both state and federal income taxes and because of the strong demand, are highly liquid.

Q. What is your outlook for the municipal market and the fund?

A. We envision that municipal bond supply will increase again in 2002. We also anticipate that the rest of the year will bring slow economic growth, a situation that would pressure the budgets of states and municipalities and likely lead them to issue more debt to fund needed projects. Such an environment may help return New Jersey to more normal patterns of bond issuance and provide more attractive opportunities for investors in the future. Such a situation would enable us to obtain new high quality bonds to help keep the fund broadly diversified and fully invested.

At the same time, slow economic growth could encourage the Fed to change course and raise interest rates down the road. Such a shift in interest rate policy could push municipal bond yields higher, particularly with respect to shorter maturity bonds, which are especially sensitive to Fed rate adjustments. This would put downward pressure on bond prices.

No matter what happens in the broad municipal market, however, we expect to continue doing what has been successful in the past. That is, stick to our value-oriented investing philosophy, and stay focused on identifying strong performing municipal investments that will, over time, reward the fund's shareholders.

Nuveen New Jersey Municipal Bond Fund Growth of an Assumed $10,000 Investment*

                         [MOUNTAIN CHART APPEARS HERE]

      Lehman Brothers            Nuveen New Jersey           Nuveen New Jersey
      Municipal Bond               Municipal Bond              Municipal Bond
           Index                    Fund (NAV)                   Fund (Offer)

2/92      10,000                      10,000                         9,580
2/94      12,005                      12,035                        11,530
2/96      13,583                      13,332                        12,772
2/98      15,776                      15,245                        14,605
2/00      16,395                      15,420                        14,773
2/02      19,680                      18,411                        17,638

           ______ Nuveen New Jersey Municipal Bond Fund (Offer) $17,638

           ______ Nuveen New Jersey Municipal Bond Fund (NAV) $18,411

           ______ Lehman Brothers Municipal Bond Index $19,680


--------------------------------------------------------------------------------
The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

* The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers
  Municipal Bond Index. The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return at offer depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

                             Annual Report | Page 6

--------------------------------------------------------------------------------
Fund Spotlight as of 2/28/02               Nuveen New Jersey Municipal Bond Fund
================================================================================

Quick Facts

                             A Shares      B Shares       C Shares      R Shares
--------------------------------------------------------------------------------
NAV                            $10.60        $10.59         $10.56        $10.60
--------------------------------------------------------------------------------
CUSIP                       67065N753     67065N746      67065N738     67065N720
--------------------------------------------------------------------------------
Latest Dividend/1/            $0.0390       $0.0325        $0.0340       $0.0405
--------------------------------------------------------------------------------
Inception Date                   9/94          2/97           9/94         12/91
--------------------------------------------------------------------------------

Annualized Total Returns as of 2/28/02/2/

A Shares                           NAV                   Offer
1-Year                           6.04%                   1.57%
--------------------------------------------------------------
5-Year                           5.66%                   4.76%
--------------------------------------------------------------
10-Year                          6.29%                   5.84%
--------------------------------------------------------------

B Shares                      w/o CDSC                  w/CDSC
1-Year                           5.26%                   1.26%
--------------------------------------------------------------
5-Year                           4.85%                   4.69%
--------------------------------------------------------------
10-Year                          5.68%                   5.68%
--------------------------------------------------------------

C Shares                           NAV
1-Year                           5.46%
--------------------------------------------------------------
5-Year                           5.05%
--------------------------------------------------------------
10-Year                          5.61%
--------------------------------------------------------------

R Shares                           NAV
1-Year                           6.22%
--------------------------------------------------------------
5-Year                           5.85%
--------------------------------------------------------------
10-Year                          6.53%
--------------------------------------------------------------

Tax-Free Yields

A Shares                           NAV                   Offer
SEC 30-Day Yield                 3.92%                   3.75%
--------------------------------------------------------------
Taxable-Equivalent Yield/3/      5.98%                   5.73%
--------------------------------------------------------------

B Shares                           NAV
SEC 30-Day Yield                 3.17%
--------------------------------------------------------------
Taxable-Equivalent Yield/3/      4.84%
--------------------------------------------------------------

C Shares                           NAV
SEC 30-Day Yield                 3.37%
--------------------------------------------------------------
Taxable-Equivalent Yield/3/      5.15%
--------------------------------------------------------------

R Shares                           NAV
SEC 30-Day Yield                 4.12%
--------------------------------------------------------------
Taxable-Equivalent Yield/3/      6.29%
--------------------------------------------------------------


Annualized Total Returns as of 12/31/01/2/

A Shares                           NAV                   Offer
1-Year                           4.66%                   0.23%
--------------------------------------------------------------
5-Year                           5.32%                   4.42%
--------------------------------------------------------------
Since Inception                  6.12%                   5.66%
--------------------------------------------------------------

B Shares                      w/o CDSC                  w/CDSC
1-Year                           3.99%                  -0.01%
--------------------------------------------------------------
5-Year                           4.53%                   4.36%
--------------------------------------------------------------
Since Inception                  5.51%                   5.51%
--------------------------------------------------------------

C Shares                           NAV
1-Year                           4.18%
--------------------------------------------------------------
5-Year                           4.74%
--------------------------------------------------------------
Since Inception                  5.45%
--------------------------------------------------------------

R Shares                           NAV
1-Year                           4.94%
--------------------------------------------------------------
5-Year                           5.53%
--------------------------------------------------------------
Since Inception                  6.37%
--------------------------------------------------------------


Portfolio Statistics
Fund Net Assets ($000)                                $142,128
--------------------------------------------------------------
Average Effective Maturity (Years)                       18.08
--------------------------------------------------------------
Average Duration                                          6.95
--------------------------------------------------------------

Top Five Sectors/4/
Tax Obligation (Limited)                                   18%
--------------------------------------------------------------
Transportation                                             15%
--------------------------------------------------------------
Healthcare                                                 12%
--------------------------------------------------------------
Tax Obligation (General)                                   11%
--------------------------------------------------------------
U.S. Guaranteed                                            10%
--------------------------------------------------------------

         Bond Credit Quality/4/
        [PIE CHART APPEARS HERE]
    AAA/U.S. Guaranteed          65%
    AA                           14%
    A                             8%
    BBB                           8%
    NR                            4%
    Other                         1%

--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

1 Paid March 1, 2002. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2002.

2 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total returns.

3 Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 34.5%.

4 As a percentage of total bond holdings as of February 28, 2002. Holdings are subject to change.


                             Annual Report | Page 7

--------------------------------------------------------------------------------

Portfolio Manager's Comments
Paul Brennan, Portfolio Manager
Nuveen New York Municipal Bond Fund, Nuveen New York Insured Municipal Bond Fund

================================================================================

Q. What market environment did the funds experience during the last 12 months?

A. Municipal investments continued to enjoy strong performance. As the economy deteriorated throughout the year--a process speeded by the September 11 terrorist attacks--the Federal Reserve was prompted to aggressively lower interest rates. By year's end, the Fed had decreased rates to their lowest levels in more than 40 years. This low-interest rate environment, coupled with continued modest inflation, helped boost the prices of older bonds offering higher coupon payments.

Municipal bonds were in demand during the period. According to the Investment Company Institute, investors bought $11.5 billion of municipal bond funds in 2001, compared to the $14 billion that were redeemed the previous year. The supply of municipal securities, meanwhile, kept up with this demand. A record $343 billion of new bonds were issued during 2001, 43 percent more than in the previous year. The increased supply stemmed in part from the economic slowdown, which forced many states and municipalities to rely on debt to finance essential projects, as opposed to a pay-as-you-go strategy, which is usually more feasible when government coffers are flush.

Not surprisingly, the September 11 attacks had a disproportionate financial impact on New York, and especially New York City. The New York municipal bond market was affected in two primary ways. First, the city experienced a sharp budget shortfall because tax revenues fell short of projections. This situation is expected to persist for the next couple of years. As a result, New York City's strong credit rating could be vulnerable in the future, a factor that helped depress the prices of the city's municipal bonds during the last half of the period. Second, bonds issued by the city's Port Authority, which owned the World Trade Center and also owns the region's major airports, underperformed modestly after the twin towers collapsed. Thanks to the authority's generally strong balance sheets, however, the bonds performed better than expected.

Q. How did the funds perform during the fiscal year ended February 28, 2002, and what factors influenced their returns?

A. Both funds performed in line with their peer groups. For the one year period ended February 28, 2002, the New York Municipal Bond Fund returned 5.94 percent (Class A shares at net asset value), compared to 5.92 percent for the Lipper New York Municipal Debt Funds/1/ category average. Similarly, the New York Insured Municipal Bond Fund returned 5.75 percent (Class A shares at net asset value), while the return of the Lipper New York Insured Municipal Debt Funds/2/ category average was 5.73 percent. As an additional point of comparison, the Lehman Brothers Municipal Bond Index/3/, which measures municipal bond performance nationwide, returned 6.84 percent.

Our commitment to a diversified portfolio helped influence the funds' overall results. We continued to invest in bonds across a variety of economic sectors and, when appropriate, credit ratings. This diversification was beneficial during a time when individual sectors, such as transportation, suffered after September 11.

In the noninsured fund, a significant weighting in BBB rated bonds--amounting to 11 percent of the portfolio as of February 28, 2002--helped boost performance. As credit spreads tightened during the period, investors were able to obtain a degree of additional yield by investing in these lower rated securities.

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

1 For the Nuveen New York Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 98 funds in the Lipper New York Municipal Debt Funds category for the fiscal year ended
  February 28, 2002. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

2 For the Nuveen New York Insured Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 11 funds in the Lipper New York Insured Municipal Debt Funds category for the fiscal year ended February 28, 2002. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

3 The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

                             Annual Report | Page 8

In the insured fund, the fund benefited from a large weighting in healthcare bonds (17 percent of the portfolio as of February 28, 2002); healthcare was one of the market's strongest performing areas during the period. Also helping results was the fund's sizeable weighting in prerefunded bonds, which are backed by U.S. Treasuries and have the highest credit ratings.

Q. What strategies were underlying your management of the fund during the year?

A. We continued to follow Nuveen's overall value-oriented management strategy. Such a strategy leads us to potentially undervalued securities, for instance, those we want to buy because we believe their credit rating is lower than deserved. Similarly, we look to sell those securities we believe may be overvalued.

One of our management themes for the Nuveen New York Municipal Bond Fund during the past year was to continue to hold onto lower quality bonds, which offered relatively high yields and ended up being some of the fund's best performers. At the same time, the fund also invested widely in higher quality bonds. (The New York Insured fund, of course, invested exclusively in these types of securities.) These were in high demand during the period, as investors seemingly looked for opportunities they thought might offer a degree of safety during uncertain economic times.

Another approach we took in the Nuveen New York Municipal Bond Fund was to invest in tax-free bonds backed by payments from the tobacco industry as part of their legal settlement with state attorneys general. New York was the first state in the country to issue these types of bonds. They were in strong demand during the past year, and the fund benefited from owning them. We plan to continue investing in this area as we think appropriate.

In general, however, trading activity in the funds was moderate during the past 12 months. Our overall approach was to stick to our management strategy. For example, we were concerned with maintaining adequate diversification in the fund. Diversification is always an important goal, especially so during a weak economy, when issuers may be more vulnerable to credit problems. In addition to our holdings in bonds backed by tobacco settlement payments, we also found select opportunities in the healthcare and housing sectors. Also, when possible, we looked for New York opportunities outside the New York City region to add to the funds' geographic diversity.


                               Morningstar Ratings
                                  as of 2/28/02

                            Nuveen New York Municipal
                                 Bond Fund /1,2/
                           Overall rating among 1,651
                              municipal bond funds
                                      ****

                             Nuveen New York Insured
                            Municipal Bond Fund /1,3/
                           Overall rating among 1,651
                              municipal bond funds
                                      ****

Q. What is your outlook for the New York municipal market?

A. We envision that municipal bond supply will increase again in 2002. We also anticipate that the rest of the year will bring slow economic growth, a situation that would pressure the budgets of states and municipalities and likely

--------------------------------------------------------------------------------
1 For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associate with its three, five and ten-year (if applicable) Morningstar Rating metrics.

2 The Nuveen New York Municipal Bond Fund was rated against the following numbers of U.S.-domiciled Municipal Bond funds over the following time periods:
1,651 funds in the last three years and 1,495 funds in the last five years. With respect to these Municipal Bond funds, the Nuveen New York Municipal Bond Fund received a Morningstar Rating of four stars for the three and five-year periods, respectively. Past performance is no guarantee of future results. Morningstar Rating is for the A share class only; other classes may have different performance characteristics.

3 The Nuveen New York Insured Municipal Bond Fund was rated against the following numbers of U.S.-domiciled Municipal Bond funds over the following time periods: 1,651 funds in the last three years and 1,495 funds in the last five years. With respect to these Municipal Bond funds, the Nuveen New York Insured Municipal Bond Fund received a Morningstar Rating of four stars for the three and five-year periods, respectively. Past performance is no guarantee of future results. Morningstar Rating is for the A share class only; other classes may have different performance characteristics.

                             Annual Report | Page 9

--------------------------------------------------------------------------------

lead them to issue more debt to fund needed projects. This may be especially true in New York City, which is still trying to work through the economic effect of last year's terrorist attacks. As a result, we expect to have a wide variety of attractive bond issues from which to select during the coming months.

At the same time, slow economic growth could encourage the Fed to change course and raise interest rates down the road. Such a shift in interest rate policy could push municipal bond yields higher, particularly with respect to shorter-maturity bonds, which are especially sensitive to Fed rate adjustments. This would put downward pressure on bond prices.

No matter what happens in the broad municipal market, however, we expect to continue doing what we've been doing. That is, stick to our value-oriented investing philosophy, and stay focused on identifying strong performing municipal investments that may, over time, reward the funds' shareholders.

================================================================================

Nuveen New York Municipal Bond Fund Growth of an Assumed $10,000 Investment*

                          [MOUNTAIN CHART APPEARS HERE]

      Lehman Brothers              Nuveen New York             Nuveen New York
      Municipal Bond               Municipal Bond              Municipal Bond
           Index                    Fund (NAV)                   Fund (Offer)

2/92      10,000                      10,000                         9,580
2/94      12,005                      12,234                        11,720
2/96      13,583                      13,548                        12,979
2/98      15,776                      15,637                        14,980
2/00      16,395                      16,123                        15,446
2/02      19,680                      18,954                        18,158

            ______ Nuveen New York Municipal Bond Fund (Offer) $18,158

            ______ Nuveen New York Municipal Bond Fund (NAV) $18,954

            ______ Lehman Brothers Municipal Bond Index $19,680

Nuveen New York Insured Municipal Bond Fund Growth of an Assumed $10,000 Investment*

                          [MOUNTAIN CHART APPEARS HERE]

      Lehman Brothers             Nuveen NY Insured           Nuveen NY Insured
      Municipal Bond               Municipal Bond              Municipal Bond
           Index                    Fund (NAV)                   Fund (Offer)

2/92      10,000                      10,000                         9,580
2/94      12,005                      12,079                        11,571
2/96      13,583                      13,450                        12,885
2/98      15,776                      15,076                        14,443
2/00      16,395                      15,420                        14,773
2/02      19,680                      18,095                        17,335

        ______ Nuveen New York Insured Municipal Bond Fund (Offer) $17,335

        ______ Nuveen New York Insured Municipal Bond Fund (NAV) $18,095

        ______ Lehman Brothers Municipal Bond Index $19,680


--------------------------------------------------------------------------------
The graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

* The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return at offer depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

                             Annual Report | Page 10

--------------------------------------------------------------------------------
Fund Spotlight as of 2/28/02                 Nuveen New York Municipal Bond Fund
================================================================================

Quick Facts

                              A Shares      B Shares      C Shares      R Shares
NAV                             $10.72        $10.73         $10.75       $10.75
--------------------------------------------------------------------------------
CUSIP                        67065N670     67065N662      67065N654    67065N647
--------------------------------------------------------------------------------
Latest Dividend/1/             $0.0450       $0.0385        $0.0405      $0.0470
--------------------------------------------------------------------------------
Inception Date                    9/94          2/97           9/94        12/86
--------------------------------------------------------------------------------

Annualized Total Returns as of 2/28/02/2/

A Shares                           NAV               Offer
1-Year                           5.94%               1.47%
----------------------------------------------------------
5-Year                           5.89%               4.99%
----------------------------------------------------------
10-Year                          6.60%               6.15%
----------------------------------------------------------

B Shares                      w/o CDSC              w/CDSC
1-Year                           5.07%               1.07%
----------------------------------------------------------
5-Year                           5.11%               4.95%
----------------------------------------------------------
10-Year                          6.02%               6.02%
----------------------------------------------------------

C Shares                           NAV
1-Year                           5.29%
----------------------------------------------------------
5-Year                           5.31%
----------------------------------------------------------
10-Year                          5.97%
----------------------------------------------------------

R Shares                           NAV
1-Year                           6.16%
----------------------------------------------------------
5-Year                           6.12%
----------------------------------------------------------
10-Year                          6.87%
----------------------------------------------------------

Tax-Free Yields

A Shares                           NAV               Offer
SEC 30-Day Yield                 4.27%               4.09%
----------------------------------------------------------
Taxable-Equivalent Yield/3/      6.57%               6.29%
----------------------------------------------------------

B Shares                           NAV
SEC 30-Day Yield                 3.52%
----------------------------------------------------------
Taxable-Equivalent Yield/3/      5.42%
----------------------------------------------------------

C Shares                           NAV
SEC 30-Day Yield                 3.72%
----------------------------------------------------------
Taxable-Equivalent Yield/3/      5.72%
----------------------------------------------------------

R Shares                          NAV
SEC 30-Day Yield                 4.47%
----------------------------------------------------------
Taxable-Equivalent Yield/3/      6.88%
----------------------------------------------------------

Annualized Total Returns as of 12/31/01/2/

A Shares                           NAV               Offer
1-Year                           3.84%              -0.54%
----------------------------------------------------------
5-Year                           5.43%               4.53%
----------------------------------------------------------
10-Year                          6.35%               5.89%
----------------------------------------------------------

B Shares                      w/o CDSC              w/CDSC
1-Year                           3.18%              -0.76%
----------------------------------------------------------
5-Year                           4.68%               4.51%
----------------------------------------------------------
10-Year                          5.77%               5.77%
----------------------------------------------------------

C Shares                           NAV
1-Year                           3.31%
----------------------------------------------------------
5-Year                           4.85%
----------------------------------------------------------
10-Year                          5.71%
----------------------------------------------------------

R Shares                           NAV
1-Year                           4.06%
----------------------------------------------------------
5-Year                           5.66%
----------------------------------------------------------
10-Year                          6.62%
----------------------------------------------------------

Portfolio Statistics
Fund Net Assets ($000)                            $309,048
----------------------------------------------------------
Average Effective Maturity (Years)                   18.98
----------------------------------------------------------
Average Duration                                      5.26
----------------------------------------------------------

Top Five Sectors/4/
Tax Obligation (Limited)                               25%
----------------------------------------------------------
Education and Civic Organizations                      12%
----------------------------------------------------------
Utilities                                              11%
----------------------------------------------------------
Healthcare                                             10%
----------------------------------------------------------
U.S. Guaranteed                                        10%
----------------------------------------------------------

Bond Credit Quality/4/
[PIE CHART APPEARS HERE]
              AAA/U.S. Guaranteed          33%
              AA                           30%
              A                            18%
              BBB                          11%
              NR                            7%
              Other                         1%

--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

1 Paid March 1, 2002. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2002.

2 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total returns.

3 Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 35%.

4 As a percentage of total bond holdings as of February 28, 2002. Holdings are subject to change.

                             Annual Report | Page 11

--------------------------------------------------------------------------------
Fund Spotlight as of 2/28/02        Nuveen New York Insured Municipal Bond Fund
================================================================================

Quick Facts

                             A Shares      B Shares      C Shares      R Shares
--------------------------------------------------------------------------------
NAV                            $10.59        $10.60        $10.59        $10.60
--------------------------------------------------------------------------------
CUSIP                       67065N639     67065N621     67065N613     67065N597
--------------------------------------------------------------------------------
Latest Dividend/1/            $0.0405       $0.0340       $0.0355      $ 0.0420
--------------------------------------------------------------------------------
Inception Date                   9/94          2/97          9/94         12/86
--------------------------------------------------------------------------------

Annualized Total Returns as of 2/28/02/2/

A Shares                       NAV      Offer
1-Year                       5.75%      1.31%
--------------------------------------------------
5-Year                       5.28%      4.38%
--------------------------------------------------
10-Year                      6.11%      5.65%
--------------------------------------------------

B Shares                  w/o CDSC     w/CDSC
1-Year                       4.97%      0.97%
--------------------------------------------------
5-Year                       4.50%      4.33%
--------------------------------------------------
10-Year                      5.50%      5.50%
--------------------------------------------------

C Shares                       NAV
1-Year                       5.26%
--------------------------------------------------
5-Year                       4.72%
--------------------------------------------------
10-Year                      5.44%
--------------------------------------------------

R Shares                       NAV
1-Year                       6.03%
--------------------------------------------------
5-Year                       5.50%
--------------------------------------------------
10-Year                      6.35%
--------------------------------------------------

Tax-Free Yields

A Shares                       NAV      Offer
SEC 30-Day Yield             3.47%      3.32%
--------------------------------------------------
Taxable-Equivalent Yield/3/  5.34%      5.11%
--------------------------------------------------

B Shares                       NAV
SEC 30-Day Yield             2.73%
--------------------------------------------------
Taxable-Equivalent Yield/3/  4.20%
--------------------------------------------------

C Shares                       NAV
SEC 30-Day Yield             2.92%
--------------------------------------------------
Taxable-Equivalent Yield/3/  4.49%
--------------------------------------------------

R Shares                       NAV
SEC 30-Day Yield             3.67%
--------------------------------------------------
Taxable-Equivalent Yield/3/  5.65%
--------------------------------------------------

Annualized Total Returns as of 12/31/01/2/

A Shares                       NAV      Offer
1-Year                       3.80%     -0.56%
--------------------------------------------------
5-Year                       4.83%      3.94%
--------------------------------------------------
10-Year                      5.87%      5.42%
--------------------------------------------------

B Shares                  w/o CDSC     w/CDSC
1-Year                       3.14%     -0.83%
--------------------------------------------------
5-Year                       4.06%      3.89%
--------------------------------------------------
10-Year                      5.27%      5.27%
--------------------------------------------------

C Shares                       NAV
1-Year                       3.22%
--------------------------------------------------
5-Year                       4.25%
--------------------------------------------------
10-Year                      5.21%
--------------------------------------------------

R Shares                       NAV
1-Year                       4.08%
--------------------------------------------------
5-Year                       5.05%
--------------------------------------------------
10-Year                      6.12%
--------------------------------------------------

Portfolio Statistics
Fund Net Assets ($000)               $356,955
--------------------------------------------------
Average Effective Maturity (Years)      19.65
--------------------------------------------------
Average Duration                         6.19
--------------------------------------------------

Bond Credit Quality/4/

The Fund features a portfolio of primarily investment-grade, long-term municipal securities. These securities are covered by insurance, guaranteeing the timely payment of principal and interest, or by an escrow or trust account containing enough U.S. government or U.S. government agency securities to ensure timely payment of principal and interest.

[Pie Chart Appears Here]
Insured/U.S. Guaranteed              7%
U.S. Guaranteed                      3%
Insured                             90%
--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

1 Paid March 1, 2002. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2002.

2 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total returns.

3 Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 35%.

4 As a percentage of total bond holdings as of February 28, 2002. Holdings are subject to change. Insurance or escrow does not guarantee the market value of municipal securities or the value of the Fund's shares.

                             Annual Report | Page 12

Portfolio of Investments
NUVEEN CONNECTICUT MUNICIPAL BOND FUND
February 28, 2002

   Principal
Amount (000) Description
----------------------------------------------------------------------------------------------------------------------------
             Basic Materials - 0.4%

   $  1,000  Town of Sprague, Connecticut, Environmental Improvement Revenue Bonds (International Paper Company
              Project), 1997 Series A, 5.700%, 10/01/21 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 1.8%

             The Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed Bonds, Series 2000:
       2,830  5.750%, 7/01/20
       1,750  6.000%, 7/01/26
----------------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 16.9%

             Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Greenwich Academy Issue),
             Series A:
       1,000  5.700%, 3/01/16
       2,000  5.750%, 3/01/26

      1,000  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Yale University), 5.929%, 6/10/30

             Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds (Family Education Loan Program),
             1991 Series A:
         305  7.000%, 11/15/05 (Alternative Minimum Tax)
       2,880  7.200%, 11/15/10 (Alternative Minimum Tax)

             Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds (Family Education Loan Program),
             1996 Series A:
       1,295  6.300%, 11/15/10 (Alternative Minimum Tax)
         975  6.350%, 11/15/11 (Alternative Minimum Tax)

      1,000  Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds (Family Education Loan Program),
              2001 Series A, 5.250%, 11/15/18 (Alternative Minimum Tax)

      3,400  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Sacred Heart University Issue),
              Series E, 5.000%, 7/01/28

      2,875  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Quinnipiac College Issue), Series D,
              6.000%, 7/01/23

      2,000  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Loomis Chaffee School Issue),
              Series B, 6.000%, 7/01/25

      1,500  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Kent School Issue), Series B,
              5.400%, 7/01/23

        500  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Trinity College Issue), Series E,
              5.875%, 7/01/26

      1,490  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Canterbury School Issue), Series A,
              5.000%, 7/01/18

      1,000  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Suffield Academy Issue), Series A,
              5.400%, 7/01/27

             Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Fairfield University), Series I:
         925  5.250%, 7/01/25
       2,755  5.500%, 7/01/29

      2,000  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Horace Bushnell Memorial Hall
              Issue), Series A, 5.625%, 7/01/29

             Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Connecticut State University System
             Issue), Series 1999C:
       1,155  5.500%, 11/01/17
       1,155  5.500%, 11/01/18
       1,155  5.500%, 11/01/19

        750  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Connecticut College Issue), Series D,
              5.750%, 7/01/30

      1,000  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Trinity College), Series 2001G,
              5.000%, 7/01/31

                                                                                                                 Optional Call
Description                                                                                                        Provisions*
-------------------------------------------------------------------------------------------------------------------------------
Basic Materials - 0.4%

Town of Sprague, Connecticut, Environmental Improvement Revenue Bonds (International Paper Company             10/07 at 102.00
 Project), 1997 Series A, 5.700%, 10/01/21 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------------------
Consumer Staples - 1.8%

The Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed Bonds, Series 2000:
 5.750%, 7/01/20                                                                                               7/10 at 100.00
 6.000%, 7/01/26                                                                                               7/10 at 100.00
-------------------------------------------------------------------------------------------------------------------------------
Education and Civic Organizations - 16.9%

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Greenwich Academy Issue),
Series A:
 5.700%, 3/01/16                                                                                               3/06 at 101.00
 5.750%, 3/01/26                                                                                               3/06 at 101.00

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Yale University), 5.929%, 6/10/30      5/02 at 102.00

Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds (Family Education Loan Program),
1991 Series A:
 7.000%, 11/15/05 (Alternative Minimum Tax)                                                                    5/02 at 102.00
 7.200%, 11/15/10 (Alternative Minimum Tax)                                                                    5/02 at 102.00

Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds (Family Education Loan Program),
1996 Series A:
 6.300%, 11/15/10 (Alternative Minimum Tax)                                                                   11/04 at 102.00
 6.350%, 11/15/11 (Alternative Minimum Tax)                                                                   11/04 at 102.00

Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds (Family Education Loan Program),       11/11 at 100.00
 2001 Series A, 5.250%, 11/15/18 (Alternative Minimum Tax)

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Sacred Heart University Issue),        7/08 at 101.00
 Series E, 5.000%, 7/01/28

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Quinnipiac College Issue), Series D,   7/03 at 102.00
 6.000%, 7/01/23

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Loomis Chaffee School Issue),          7/04 at 101.50
 Series B, 6.000%, 7/01/25

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Kent School Issue), Series B,          7/05 at 101.00
 5.400%, 7/01/23

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Trinity College Issue), Series E,      7/06 at 102.00
 5.875%, 7/01/26

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Canterbury School Issue), Series A,    7/08 at 101.00
 5.000%, 7/01/18

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Suffield Academy Issue), Series A,     7/07 at 102.00
 5.400%, 7/01/27

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Fairfield University), Series I:
 5.250%, 7/01/25                                                                                               7/09 at 101.00
 5.500%, 7/01/29                                                                                               7/09 at 101.00

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Horace Bushnell Memorial Hall          7/09 at 101.00
 Issue), Series A, 5.625%, 7/01/29

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Connecticut State University System
Issue), Series 1999C:
 5.500%, 11/01/17                                                                                             11/09 at 101.00
 5.500%, 11/01/18                                                                                             11/09 at 101.00
 5.500%, 11/01/19                                                                                             11/09 at 101.00

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Connecticut College Issue), Series D,  7/10 at 101.00
 5.750%, 7/01/30

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Trinity College), Series 2001G,        7/11 at 101.00
 5.000%, 7/01/31

Description                                                                                                    Ratings**
-------------------------------------------------------------------------------------------------------------------------
Basic Materials - 0.4%

Town of Sprague, Connecticut, Environmental Improvement Revenue Bonds (International Paper Company                   BBB
 Project), 1997 Series A, 5.700%, 10/01/21 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------------
Consumer Staples - 1.8%

The Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed Bonds, Series 2000:
 5.750%, 7/01/20                                                                                                    Aa3
 6.000%, 7/01/26                                                                                                    Aa3
-------------------------------------------------------------------------------------------------------------------------
Education and Civic Organizations - 16.9%

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Greenwich Academy Issue),
Series A:
 5.700%, 3/01/16                                                                                                    AAA
 5.750%, 3/01/26                                                                                                    AAA

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Yale University), 5.929%, 6/10/30           AAA

Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds (Family Education Loan Program),
1991 Series A:
 7.000%, 11/15/05 (Alternative Minimum Tax)                                                                          A1
 7.200%, 11/15/10 (Alternative Minimum Tax)                                                                          A1

Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds (Family Education Loan Program),
1996 Series A:
 6.300%, 11/15/10 (Alternative Minimum Tax)                                                                          A1
 6.350%, 11/15/11 (Alternative Minimum Tax)                                                                          A1

Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds (Family Education Loan Program),             Aaa
 2001 Series A, 5.250%, 11/15/18 (Alternative Minimum Tax)

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Sacred Heart University Issue),              AA
 Series E, 5.000%, 7/01/28

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Quinnipiac College Issue), Series D,        BBB
 6.000%, 7/01/23

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Loomis Chaffee School Issue),               AAA
 Series B, 6.000%, 7/01/25

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Kent School Issue), Series B,               AAA
 5.400%, 7/01/23

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Trinity College Issue), Series E,           AAA
 5.875%, 7/01/26

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Canterbury School Issue), Series A,          AA
 5.000%, 7/01/18

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Suffield Academy Issue), Series A,          AAA
 5.400%, 7/01/27

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Fairfield University), Series I:
 5.250%, 7/01/25                                                                                                    AAA
 5.500%, 7/01/29                                                                                                    AAA

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Horace Bushnell Memorial Hall               Aaa
 Issue), Series A, 5.625%, 7/01/29

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Connecticut State University System
Issue), Series 1999C:
 5.500%, 11/01/17                                                                                                   AAA
 5.500%, 11/01/18                                                                                                   AAA
 5.500%, 11/01/19                                                                                                   AAA

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Connecticut College Issue), Series D,       AAA
 5.750%, 7/01/30

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Trinity College), Series 2001G,             AAA
 5.000%, 7/01/31

                                                                                                                     Market
Description                                                                                                           Value
---------------------------------------------------------------------------------------------------------------------------
Basic Materials - 0.4%

Town of Sprague, Connecticut, Environmental Improvement Revenue Bonds (International Paper Company             $    971,240
 Project), 1997 Series A, 5.700%, 10/01/21 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------------
Consumer Staples - 1.8%

The Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed Bonds, Series 2000:
 5.750%, 7/01/20                                                                                                 2,944,332
 6.000%, 7/01/26                                                                                                 1,838,200
---------------------------------------------------------------------------------------------------------------------------
Education and Civic Organizations - 16.9%

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Greenwich Academy Issue),
Series A:
 5.700%, 3/01/16                                                                                                 1,056,940
 5.750%, 3/01/26                                                                                                 2,078,760

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Yale University), 5.929%, 6/10/30        1,024,110

Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds (Family Education Loan Program),
1991 Series A:
 7.000%, 11/15/05 (Alternative Minimum Tax)                                                                        311,841
 7.200%, 11/15/10 (Alternative Minimum Tax)                                                                      2,942,899

Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds (Family Education Loan Program),
1996 Series A:
 6.300%, 11/15/10 (Alternative Minimum Tax)                                                                      1,363,013
 6.350%, 11/15/11 (Alternative Minimum Tax)                                                                      1,028,596

Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds (Family Education Loan Program),          1,015,510
 2001 Series A, 5.250%, 11/15/18 (Alternative Minimum Tax)

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Sacred Heart University Issue),          3,304,256
 Series E, 5.000%, 7/01/28

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Quinnipiac College Issue), Series D,     2,885,494
 6.000%, 7/01/23

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Loomis Chaffee School Issue),            2,206,060
 Series B, 6.000%, 7/01/25

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Kent School Issue), Series B,            1,533,000
 5.400%, 7/01/23

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Trinity College Issue), Series E,          530,260
 5.875%, 7/01/26

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Canterbury School Issue), Series A,      1,485,783
 5.000%, 7/01/18

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Suffield Academy Issue), Series A,       1,024,870
 5.400%, 7/01/27

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Fairfield University), Series I:
 5.250%, 7/01/25                                                                                                   950,021
 5.500%, 7/01/29                                                                                                 2,865,503

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Horace Bushnell Memorial Hall            2,091,680
 Issue), Series A, 5.625%, 7/01/29

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Connecticut State University System
Issue), Series 1999C:
 5.500%, 11/01/17                                                                                                1,242,457
 5.500%, 11/01/18                                                                                                1,234,672
 5.500%, 11/01/19                                                                                                1,229,267

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Connecticut College Issue), Series D,      808,598
 5.750%, 7/01/30

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Trinity College), Series 2001G,          1,003,800
 5.000%, 7/01/31

--------------------------------------------------------------------------------
13

   Principal
Amount (000) Description
----------------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations (continued)

   $  1,000  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Loomis Chaffee School), Series D,
              5.500%, 7/01/23

        900  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Loomis Chaffee School),
              2001 Series E, 5.250%, 7/01/21

        925  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Greenwich Academy), Series 2001B,
              5.000%, 3/01/32

        500  The University of Connecticut, Special Obligation Student Fee Revenue Bonds, 2000 Series A,
              5.750%, 11/15/29

      2,160  The University of Connecticut, Special Obligation Student Fee Revenue Bonds, 2002 Series A,
              5.250%, 5/15/18

      2,870  The University of Connecticut, Student Fee Revenue Refunding Bonds, 2002 Series A, 5.250%, 11/15/20

        135  The University of Connecticut, General Obligation Bonds, 2000 Series A, 5.550%, 3/01/18

      1,500  The University of Connecticut, General Obligation Bonds, 2001 Series A, 5.250%, 4/01/20
----------------------------------------------------------------------------------------------------------------------------
             Healthcare - 9.4%

        900  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Hospital of Raphael Issue), Series D,
              6.625%, 7/01/14

      2,000  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Bridgeport Hospital Issue), Series A,
              6.625%, 7/01/18

        800  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (New Britain General Hospital Issue),
              Series B, 6.000%, 7/01/24

      1,000  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Stamford Hospital Issue), Series G,
              5.000%, 7/01/18

             Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Hospital for Special Care Issue),
             Series B:
       1,000  5.375%, 7/01/17
       3,500  5.500%, 7/01/27

      1,500  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Greenwich Hospital Issue), Series A,
              5.800%, 7/01/26

      2,000  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (The William W. Backus Hospital
              Issue), Series D, 5.750%, 7/01/27

             Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Danbury Hospital Issue), Series G:
         500  5.700%, 7/01/22
       1,000  5.625%, 7/01/25

      1,500  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Catholic Health East Issue),
              Series 1999F, 5.750%, 11/15/29

      2,725  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Waterbury Hospital Issue), Series C,
              5.750%, 7/01/20

      2,000  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Eastern Connecticut Health Network
              Issue), Series A, 6.000%, 7/01/25

      2,000  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Bristol Hospital Issue), 2002
              Series B, 5.500%, 7/01/32

      2,250  Connecticut Development Authority, Solid Waste Disposal Facilities Revenue Bonds (Pfizer, Inc. Project),
              Series 1994, 7.000%, 7/01/25 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 2.1%

      1,985  Housing Authority of the City of Bridgeport, Connecticut, Multifamily Housing Revenue Bonds (Stratfield
              Apartments Project), Series 1999, 7.250%, 12/01/24

                                                                                                                 Optional Call
Description                                                                                                        Provisions*
-------------------------------------------------------------------------------------------------------------------------------
Education and Civic Organizations (continued)

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Loomis Chaffee School), Series D,      7/11 at 101.00
 5.500%, 7/01/23

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Loomis Chaffee School),                7/11 at 101.00
 2001 Series E, 5.250%, 7/01/21

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Greenwich Academy), Series 2001B,      3/11 at 101.00
 5.000%, 3/01/32

The University of Connecticut, Special Obligation Student Fee Revenue Bonds, 2000 Series A,                    11/10 at 101.00
 5.750%, 11/15/29

The University of Connecticut, Special Obligation Student Fee Revenue Bonds, 2002 Series A,                     5/12 at 100.00
 5.250%, 5/15/18

The University of Connecticut, Student Fee Revenue Refunding Bonds, 2002 Series A, 5.250%, 11/15/20            11/12 at 101.00

The University of Connecticut, General Obligation Bonds, 2000 Series A, 5.550%, 3/01/18                         3/10 at 101.00

The University of Connecticut, General Obligation Bonds, 2001 Series A, 5.250%, 4/01/20                         4/11 at 101.00
-------------------------------------------------------------------------------------------------------------------------------
Healthcare - 9.4%

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Hospital of Raphael Issue), Series D,  7/02 at 101.00
 6.625%, 7/01/14

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Bridgeport Hospital Issue), Series A,  7/02 at 102.00
 6.625%, 7/01/18

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (New Britain General Hospital Issue),   7/04 at 102.00
 Series B, 6.000%, 7/01/24

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Stamford Hospital Issue), Series G,    7/09 at 101.00
 5.000%, 7/01/18

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Hospital for Special Care Issue),
Series B:
 5.375%, 7/01/17                                                                                               7/07 at 102.00
 5.500%, 7/01/27                                                                                               7/07 at 102.00

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Greenwich Hospital Issue), Series A,   7/06 at 102.00
 5.800%, 7/01/26

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (The William W. Backus Hospital         7/07 at 102.00
 Issue), Series D, 5.750%, 7/01/27

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Danbury Hospital Issue), Series G:
 5.700%, 7/01/22                                                                                               7/09 at 101.00
 5.625%, 7/01/25                                                                                               7/09 at 101.00

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Catholic Health East Issue),          11/09 at 101.00
 Series 1999F, 5.750%, 11/15/29

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Waterbury Hospital Issue), Series C,   7/09 at 101.00
 5.750%, 7/01/20

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Eastern Connecticut Health Network     7/10 at 101.00
 Issue), Series A, 6.000%, 7/01/25

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Bristol Hospital Issue), 2002          7/12 at 101.00
 Series B, 5.500%, 7/01/32

Connecticut Development Authority, Solid Waste Disposal Facilities Revenue Bonds (Pfizer, Inc. Project),        7/05 at 102.00
 Series 1994, 7.000%, 7/01/25 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------------------
Housing/Multifamily - 2.1%

Housing Authority of the City of Bridgeport, Connecticut, Multifamily Housing Revenue Bonds (Stratfield        12/09 at 102.00
 Apartments Project), Series 1999, 7.250%, 12/01/24

Description                                                                                                    Ratings**
-------------------------------------------------------------------------------------------------------------------------
Education and Civic Organizations (continued)

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Loomis Chaffee School), Series D,            A2
 5.500%, 7/01/23

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Loomis Chaffee School),                      A2
 2001 Series E, 5.250%, 7/01/21

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Greenwich Academy), Series 2001B,           AAA
 5.000%, 3/01/32

The University of Connecticut, Special Obligation Student Fee Revenue Bonds, 2000 Series A,                          AAA
 5.750%, 11/15/29

The University of Connecticut, Special Obligation Student Fee Revenue Bonds, 2002 Series A,                          AA-
 5.250%, 5/15/18

The University of Connecticut, Student Fee Revenue Refunding Bonds, 2002 Series A, 5.250%, 11/15/20                  AAA

The University of Connecticut, General Obligation Bonds, 2000 Series A, 5.550%, 3/01/18                              AAA

The University of Connecticut, General Obligation Bonds, 2001 Series A, 5.250%, 4/01/20                               AA
-------------------------------------------------------------------------------------------------------------------------
Healthcare - 9.4%

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Hospital of Raphael Issue), Series D,       AAA
 6.625%, 7/01/14

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Bridgeport Hospital Issue), Series A,       AAA
 6.625%, 7/01/18

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (New Britain General Hospital Issue),        AAA
 Series B, 6.000%, 7/01/24

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Stamford Hospital Issue), Series G,         Aaa
 5.000%, 7/01/18

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Hospital for Special Care Issue),
Series B:
 5.375%, 7/01/17                                                                                                    BBB
 5.500%, 7/01/27                                                                                                    BBB

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Greenwich Hospital Issue), Series A,        AAA
 5.800%, 7/01/26

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (The William W. Backus Hospital              AAA
 Issue), Series D, 5.750%, 7/01/27

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Danbury Hospital Issue), Series G:
 5.700%, 7/01/22                                                                                                    AAA
 5.625%, 7/01/25                                                                                                    AAA

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Catholic Health East Issue),                AAA
 Series 1999F, 5.750%, 11/15/29

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Waterbury Hospital Issue), Series C,         AA
 5.750%, 7/01/20

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Eastern Connecticut Health Network           AA
 Issue), Series A, 6.000%, 7/01/25

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Bristol Hospital Issue), 2002                AA
 Series B, 5.500%, 7/01/32

Connecticut Development Authority, Solid Waste Disposal Facilities Revenue Bonds (Pfizer, Inc. Project),             AAA
 Series 1994, 7.000%, 7/01/25 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------------
Housing/Multifamily - 2.1%

Housing Authority of the City of Bridgeport, Connecticut, Multifamily Housing Revenue Bonds (Stratfield              N/R
 Apartments Project), Series 1999, 7.250%, 12/01/24

                                                                                                                     Market
Description                                                                                                           Value
---------------------------------------------------------------------------------------------------------------------------
Education and Civic Organizations (continued)

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Loomis Chaffee School), Series D,     $  1,046,090
 5.500%, 7/01/23

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Loomis Chaffee School),                    926,361
 2001 Series E, 5.250%, 7/01/21

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Greenwich Academy), Series 2001B,          928,108
 5.000%, 3/01/32

The University of Connecticut, Special Obligation Student Fee Revenue Bonds, 2000 Series A,                         573,515
 5.750%, 11/15/29

The University of Connecticut, Special Obligation Student Fee Revenue Bonds, 2002 Series A,                       2,266,963
 5.250%, 5/15/18

The University of Connecticut, Student Fee Revenue Refunding Bonds, 2002 Series A, 5.250%, 11/15/20               2,988,388

The University of Connecticut, General Obligation Bonds, 2000 Series A, 5.550%, 3/01/18                             145,530

The University of Connecticut, General Obligation Bonds, 2001 Series A, 5.250%, 4/01/20                           1,561,335
---------------------------------------------------------------------------------------------------------------------------
Healthcare - 9.4%

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Hospital of Raphael Issue), Series D,      930,600
 6.625%, 7/01/14

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Bridgeport Hospital Issue), Series A,    2,072,500
 6.625%, 7/01/18

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (New Britain General Hospital Issue),       833,376
 Series B, 6.000%, 7/01/24

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Stamford Hospital Issue), Series G,      1,010,720
 5.000%, 7/01/18

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Hospital for Special Care Issue),
Series B:
 5.375%, 7/01/17                                                                                                   956,140
 5.500%, 7/01/27                                                                                                 3,209,465

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Greenwich Hospital Issue), Series A,     1,567,980
 5.800%, 7/01/26

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (The William W. Backus Hospital           2,094,580
 Issue), Series D, 5.750%, 7/01/27

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Danbury Hospital Issue), Series G:
 5.700%, 7/01/22                                                                                                   530,585
 5.625%, 7/01/25                                                                                                 1,048,980

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Catholic Health East Issue),             1,581,885
 Series 1999F, 5.750%, 11/15/29

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Waterbury Hospital Issue), Series C,     2,856,917
 5.750%, 7/01/20

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Eastern Connecticut Health Network       2,126,940
 Issue), Series A, 6.000%, 7/01/25

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Bristol Hospital Issue), 2002            2,023,980
 Series B, 5.500%, 7/01/32

Connecticut Development Authority, Solid Waste Disposal Facilities Revenue Bonds (Pfizer, Inc. Project),          2,509,335
 Series 1994, 7.000%, 7/01/25 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------------
Housing/Multifamily - 2.1%

Housing Authority of the City of Bridgeport, Connecticut, Multifamily Housing Revenue Bonds (Stratfield           2,016,562
 Apartments Project), Series 1999, 7.250%, 12/01/24

--------------------------------------------------------------------------------
14

Portfolio of Investments
NUVEEN CONNECTICUT MUNICIPAL BOND FUND (continued)
February 28, 2002

   Principal
Amount (000) Description
---------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily (continued)

   $  2,000  Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1999 Series D2,
              6.200%, 11/15/41 (Alternative Minimum Tax)

      1,500  New Britain Senior Citizens Housing Development Corporation, Connecticut, Mortgage Revenue Refunding
              Bonds (FHA-Insured Mortgage Loan - Nathan Hale Apartments - Section 8 Assisted Project), Series 1992A,
              6.875%, 7/01/24
---------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 8.9%

      1,250  Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1993 Series A,
              6.200%, 5/15/14

      2,750  Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1994 Series A,
              6.100%, 5/15/17

        945  Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1995 Series A
              (Subseries A-1), 6.100%, 5/15/17

      6,005  Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1997 Series B
              (Subseries B-2), 5.850%, 11/15/28 (Alternative Minimum Tax)

      1,000  Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1995 Series F
              (Subseries F-1), 6.000%, 5/15/17

      1,500  Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1996 Series B
              (Subseries B-1), 6.050%, 5/15/18

      4,180  Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1996 Series E
              (Subseries E-2), 6.150%, 11/15/27 (Alternative Minimum Tax)

      1,465  Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1997 Series F
              (Subseries F-2), 6.000%, 11/15/27 (Alternative Minimum Tax)

        750  Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 2000 Series A
              (Subseries A-1), 6.000%, 11/15/28

      1,985  Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 2001 Series A-1,
              5.250%, 11/15/28

      1,595  Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 2001 Series C,
              5.300%, 11/15/33 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 6.8%

        500  Connecticut Housing Finance Authority, Special Obligation Bonds (Group Home Mortgage Finance Program),
              Series GH-5, 5.850%, 6/15/30

      1,000  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (FHA-Insured Mortgage -
              Hebrew Home and Hospital Issue), Series B, 5.200%, 8/01/38

      2,000  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -
              AHF/Hartford, Inc. Project), Series 1994, 7.125%, 11/01/24

             Connecticut Development Authority, First Mortgage Gross Revenue Healthcare Project Refunding Bonds
             (Church Homes, Inc. - Congregational Avery Heights Project), 1997 Series:
       1,700  5.700%, 4/01/12
       2,610  5.800%, 4/01/21

      1,875  Connecticut Development Authority, First Mortgage Gross Revenue Healthcare Project Refunding Bonds
              (Elim Park Baptist Home, Inc. Project), Series 1998A, 5.375%, 12/01/18

             Connecticut Development Authority, First Mortgage Gross Revenue Healthcare Project Refunding Bonds
             (Connecticut Baptist Homes, Inc. Project), Series 1999:
       1,000  5.500%, 9/01/15
         500  5.625%, 9/01/22

      1,000  Connecticut Development Authority, First Mortgage Gross Revenue Healthcare Project Refunding Bonds
              (Mary Wade Home, Inc. Project), 1999 Series A, 6.375%, 12/01/18

                                                                                                          Optional Call
Description                                                                                                 Provisions*
------------------------------------------------------------------------------------------------------------------------
Housing/Multifamily (continued)

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1999 Series D2,          12/09 at 100.00
 6.200%, 11/15/41 (Alternative Minimum Tax)

New Britain Senior Citizens Housing Development Corporation, Connecticut, Mortgage Revenue Refunding     7/02 at 102.00
 Bonds (FHA-Insured Mortgage Loan - Nathan Hale Apartments - Section 8 Assisted Project), Series 1992A,
 6.875%, 7/01/24
------------------------------------------------------------------------------------------------------------------------
Housing/Single Family - 8.9%

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1993 Series A,            5/03 at 102.00
 6.200%, 5/15/14

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1994 Series A,            5/04 at 102.00
 6.100%, 5/15/17

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1995 Series A             5/05 at 102.00
 (Subseries A-1), 6.100%, 5/15/17

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1997 Series B            11/07 at 102.00
 (Subseries B-2), 5.850%, 11/15/28 (Alternative Minimum Tax)

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1995 Series F            11/05 at 102.00
 (Subseries F-1), 6.000%, 5/15/17

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1996 Series B             5/06 at 102.00
 (Subseries B-1), 6.050%, 5/15/18

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1996 Series E            11/06 at 102.00
 (Subseries E-2), 6.150%, 11/15/27 (Alternative Minimum Tax)

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1997 Series F            11/06 at 102.00
 (Subseries F-2), 6.000%, 11/15/27 (Alternative Minimum Tax)

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 2000 Series A             5/10 at 100.00
 (Subseries A-1), 6.000%, 11/15/28

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 2001 Series A-1,          5/10 at 100.00
 5.250%, 11/15/28

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 2001 Series C,           11/10 at 100.00
 5.300%, 11/15/33 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------
Long-Term Care - 6.8%

Connecticut Housing Finance Authority, Special Obligation Bonds (Group Home Mortgage Finance Program),   6/10 at 102.00
 Series GH-5, 5.850%, 6/15/30

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (FHA-Insured Mortgage -          8/08 at 102.00
 Hebrew Home and Hospital Issue), Series B, 5.200%, 8/01/38

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -   11/04 at 102.00
 AHF/Hartford, Inc. Project), Series 1994, 7.125%, 11/01/24

Connecticut Development Authority, First Mortgage Gross Revenue Healthcare Project Refunding Bonds
(Church Homes, Inc. - Congregational Avery Heights Project), 1997 Series:
 5.700%, 4/01/12                                                                                        4/07 at 102.00
 5.800%, 4/01/21                                                                                        4/07 at 102.00

Connecticut Development Authority, First Mortgage Gross Revenue Healthcare Project Refunding Bonds      12/06 at 103.00
 (Elim Park Baptist Home, Inc. Project), Series 1998A, 5.375%, 12/01/18

Connecticut Development Authority, First Mortgage Gross Revenue Healthcare Project Refunding Bonds
(Connecticut Baptist Homes, Inc. Project), Series 1999:
 5.500%, 9/01/15                                                                                        9/09 at 102.00
 5.625%, 9/01/22                                                                                        9/09 at 102.00

Connecticut Development Authority, First Mortgage Gross Revenue Healthcare Project Refunding Bonds      12/09 at 102.00
 (Mary Wade Home, Inc. Project), 1999 Series A, 6.375%, 12/01/18

                                                                                                                        Market
Description                                                                                             Ratings**        Value
------------------------------------------------------------------------------------------------------------------------------
Housing/Multifamily (continued)

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1999 Series D2,                AAA $  2,093,080
 6.200%, 11/15/41 (Alternative Minimum Tax)

New Britain Senior Citizens Housing Development Corporation, Connecticut, Mortgage Revenue Refunding          AAA    1,531,515
 Bonds (FHA-Insured Mortgage Loan - Nathan Hale Apartments - Section 8 Assisted Project), Series 1992A,
 6.875%, 7/01/24
------------------------------------------------------------------------------------------------------------------------------
Housing/Single Family - 8.9%

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1993 Series A,                 AAA    1,293,425
 6.200%, 5/15/14

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1994 Series A,                 AAA    2,860,358
 6.100%, 5/15/17

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1995 Series A                  AAA      966,442
 (Subseries A-1), 6.100%, 5/15/17

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1997 Series B                  AAA    6,231,328
 (Subseries B-2), 5.850%, 11/15/28 (Alternative Minimum Tax)

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1995 Series F                  AAA    1,053,040
 (Subseries F-1), 6.000%, 5/15/17

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1996 Series B                  AAA    1,547,550
 (Subseries B-1), 6.050%, 5/15/18

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1996 Series E                  AAA    4,348,914
 (Subseries E-2), 6.150%, 11/15/27 (Alternative Minimum Tax)

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1997 Series F                  Aaa    1,526,354
 (Subseries F-2), 6.000%, 11/15/27 (Alternative Minimum Tax)

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 2000 Series A                  AAA      791,888
 (Subseries A-1), 6.000%, 11/15/28

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 2001 Series A-1,               AAA    1,993,377
 5.250%, 11/15/28

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 2001 Series C,                 AAA    1,592,432
 5.300%, 11/15/33 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------
Long-Term Care - 6.8%

Connecticut Housing Finance Authority, Special Obligation Bonds (Group Home Mortgage Finance Program),        AAA      527,125
 Series GH-5, 5.850%, 6/15/30

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (FHA-Insured Mortgage -               AAA    1,003,540
 Hebrew Home and Hospital Issue), Series B, 5.200%, 8/01/38

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -         AAA    2,296,420
 AHF/Hartford, Inc. Project), Series 1994, 7.125%, 11/01/24

Connecticut Development Authority, First Mortgage Gross Revenue Healthcare Project Refunding Bonds
(Church Homes, Inc. - Congregational Avery Heights Project), 1997 Series:
 5.700%, 4/01/12                                                                                             BBB    1,659,200
 5.800%, 4/01/21                                                                                             BBB    2,377,136

Connecticut Development Authority, First Mortgage Gross Revenue Healthcare Project Refunding Bonds           BBB+    1,755,788
 (Elim Park Baptist Home, Inc. Project), Series 1998A, 5.375%, 12/01/18

Connecticut Development Authority, First Mortgage Gross Revenue Healthcare Project Refunding Bonds
(Connecticut Baptist Homes, Inc. Project), Series 1999:
 5.500%, 9/01/15                                                                                              AA    1,054,110
 5.625%, 9/01/22                                                                                              AA      516,350

Connecticut Development Authority, First Mortgage Gross Revenue Healthcare Project Refunding Bonds            N/R    1,064,130
 (Mary Wade Home, Inc. Project), 1999 Series A, 6.375%, 12/01/18

--------------------------------------------------------------------------------
15

Portfolio of Investments
NUVEEN CONNECTICUT MUNICIPAL BOND FUND (continued)
February 28, 2002

   Principal
Amount (000) Description
------------------------------------------------------------------------------------------------------------------------
             Long-Term Care (continued)

             Connecticut Development Authority, Revenue Refunding Bonds (Duncaster, Inc. Project), Series 1999A:
    $  2,200  5.250%, 8/01/19
       3,910  5.375%, 8/01/24
------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 13.2%

      2,800  City of Bridgeport, Connecticut, General Obligation Bonds, 1997 Series A, 5.250%, 3/01/17

      1,000  City of Bridgeport, Connecticut, General Obligation Bonds, 2000 Series A, 6.000%, 7/15/19

        325  Town of Canterbury, Connecticut, General Obligation Bonds, 7.200%, 5/01/09

             Town of Cheshire, Connecticut, General Obligation Bonds, Issue of 1999:
         660  5.625%, 10/15/18
         660  5.625%, 10/15/19

      2,800  State of Connecticut, General Obligation Capital Appreciation Bonds (College Savings Plan), 1991 Series B,
              0.000%, 12/15/11

      1,000  State of Connecticut, General Obligation Capital Appreciation Bonds (College Savings Plan), 1990 Series A,
              0.000%, 5/15/09

        500  State of Connecticut, General Obligation Bonds, 1999 Series B, 5.500%, 11/01/18

      5,000  State of Connecticut, General Obligation Bonds (Residual Certificates), Series 514, 13.860%, 12/15/13 (IF)

      1,000  State of Connecticut, General Obligation Bonds, 2001 Series D, 5.000%, 11/15/20

      1,015  Town of East Lyme, Connecticut, General Obligation Bonds, 5.000%, 7/15/16

             Town of Glastonbury, Connecticut, General Obligation Bonds, Issue of 1988:
         200  7.200%, 8/15/06
         200  7.200%, 8/15/07
         200  7.200%, 8/15/08

             Town of Griswold, Connecticut, General Obligation Bonds, Issue of 1989:
         200  7.500%, 4/01/02
         200  7.500%, 4/01/03
         200  7.500%, 4/01/04
         150  7.500%, 4/01/05

        340  City of Middletown, Connecticut, General Obligation Bonds, 6.900%, 4/15/06

        665  City of New Haven, Connecticut, General Obligation Bonds, Series 2000C, 6.000%, 11/01/19

      1,630  City of New Haven, Connecticut, General Obligation Bonds, Series 2001A, 5.000%, 11/01/20

             City of New London, Connecticut, General Obligation Water Department Revenue Bonds, Series 20:
         120  7.300%, 12/01/05
         100  7.300%, 12/01/07

        975  Northern Mariana Islands Commonwealth, General Obligation Bonds, Series 2000A, 6.000%, 6/01/20

             Town of Old Saybrook, Connecticut, General Obligation Bonds, Series 1989:
         160  7.400%, 5/01/08
         160  7.400%, 5/01/09

             Town of Old Saybrook, Connecticut, General Obligation Bonds, Series 1991:
         275  6.500%, 2/15/10
         270  6.500%, 2/15/11

             Town of Plainfield, Connecticut, General Obligation Bonds, Series 1991:
         100  7.100%, 9/01/02
         310  7.100%, 9/01/03
         100  7.200%, 9/01/04
         335  7.250%, 9/01/06
         335  7.300%, 9/01/08
         155  7.300%, 9/01/10

                                                                                                             Optional Call
Description                                                                                                    Provisions*
---------------------------------------------------------------------------------------------------------------------------
Long-Term Care (continued)

Connecticut Development Authority, Revenue Refunding Bonds (Duncaster, Inc. Project), Series 1999A:
 5.250%, 8/01/19                                                                                           2/10 at 102.00
 5.375%, 8/01/24                                                                                           2/10 at 102.00
---------------------------------------------------------------------------------------------------------------------------
Tax Obligation/General - 13.2%

City of Bridgeport, Connecticut, General Obligation Bonds, 1997 Series A, 5.250%, 3/01/17                   3/07 at 101.00

City of Bridgeport, Connecticut, General Obligation Bonds, 2000 Series A, 6.000%, 7/15/19                   7/10 at 101.00

Town of Canterbury, Connecticut, General Obligation Bonds, 7.200%, 5/01/09                                    No Opt. Call

Town of Cheshire, Connecticut, General Obligation Bonds, Issue of 1999:
 5.625%, 10/15/18                                                                                         10/09 at 101.00
 5.625%, 10/15/19                                                                                         10/09 at 101.00

State of Connecticut, General Obligation Capital Appreciation Bonds (College Savings Plan), 1991 Series B,    No Opt. Call
 0.000%, 12/15/11

State of Connecticut, General Obligation Capital Appreciation Bonds (College Savings Plan), 1990 Series A,    No Opt. Call
 0.000%, 5/15/09

State of Connecticut, General Obligation Bonds, 1999 Series B, 5.500%, 11/01/18                            11/09 at 101.00

State of Connecticut, General Obligation Bonds (Residual Certificates), Series 514, 13.860%, 12/15/13 (IF)    No Opt. Call

State of Connecticut, General Obligation Bonds, 2001 Series D, 5.000%, 11/15/20                            11/11 at 100.00

Town of East Lyme, Connecticut, General Obligation Bonds, 5.000%, 7/15/16                                   7/11 at 102.00

Town of Glastonbury, Connecticut, General Obligation Bonds, Issue of 1988:
 7.200%, 8/15/06                                                                                             No Opt. Call
 7.200%, 8/15/07                                                                                             No Opt. Call
 7.200%, 8/15/08                                                                                             No Opt. Call

Town of Griswold, Connecticut, General Obligation Bonds, Issue of 1989:
 7.500%, 4/01/02                                                                                             No Opt. Call
 7.500%, 4/01/03                                                                                             No Opt. Call
 7.500%, 4/01/04                                                                                             No Opt. Call
 7.500%, 4/01/05                                                                                             No Opt. Call

City of Middletown, Connecticut, General Obligation Bonds, 6.900%, 4/15/06                                    No Opt. Call

City of New Haven, Connecticut, General Obligation Bonds, Series 2000C, 6.000%, 11/01/19                   11/09 at 101.00

City of New Haven, Connecticut, General Obligation Bonds, Series 2001A, 5.000%, 11/01/20                   11/10 at 101.00

City of New London, Connecticut, General Obligation Water Department Revenue Bonds, Series 20:
 7.300%, 12/01/05                                                                                            No Opt. Call
 7.300%, 12/01/07                                                                                            No Opt. Call

Northern Mariana Islands Commonwealth, General Obligation Bonds, Series 2000A, 6.000%, 6/01/20              6/10 at 100.00

Town of Old Saybrook, Connecticut, General Obligation Bonds, Series 1989:
 7.400%, 5/01/08                                                                                             No Opt. Call
 7.400%, 5/01/09                                                                                             No Opt. Call

Town of Old Saybrook, Connecticut, General Obligation Bonds, Series 1991:
 6.500%, 2/15/10                                                                                             No Opt. Call
 6.500%, 2/15/11                                                                                             No Opt. Call

Town of Plainfield, Connecticut, General Obligation Bonds, Series 1991:
 7.100%, 9/01/02                                                                                           3/02 at 102.00
 7.100%, 9/01/03                                                                                           3/02 at 102.00
 7.200%, 9/01/04                                                                                           3/02 at 102.00
 7.250%, 9/01/06                                                                                           3/02 at 102.00
 7.300%, 9/01/08                                                                                           3/02 at 102.00
 7.300%, 9/01/10                                                                                           3/02 at 102.00

Description                                                                                                Ratings**
---------------------------------------------------------------------------------------------------------------------
Long-Term Care (continued)

Connecticut Development Authority, Revenue Refunding Bonds (Duncaster, Inc. Project), Series 1999A:
 5.250%, 8/01/19                                                                                                 AA
 5.375%, 8/01/24                                                                                                 AA
---------------------------------------------------------------------------------------------------------------------
Tax Obligation/General - 13.2%

City of Bridgeport, Connecticut, General Obligation Bonds, 1997 Series A, 5.250%, 3/01/17                        AAA

City of Bridgeport, Connecticut, General Obligation Bonds, 2000 Series A, 6.000%, 7/15/19                        AAA

Town of Canterbury, Connecticut, General Obligation Bonds, 7.200%, 5/01/09                                        A3

Town of Cheshire, Connecticut, General Obligation Bonds, Issue of 1999:
 5.625%, 10/15/18                                                                                               Aa3
 5.625%, 10/15/19                                                                                               Aa3

State of Connecticut, General Obligation Capital Appreciation Bonds (College Savings Plan), 1991 Series B,        AA
 0.000%, 12/15/11

State of Connecticut, General Obligation Capital Appreciation Bonds (College Savings Plan), 1990 Series A,        AA
 0.000%, 5/15/09

State of Connecticut, General Obligation Bonds, 1999 Series B, 5.500%, 11/01/18                                   AA

State of Connecticut, General Obligation Bonds (Residual Certificates), Series 514, 13.860%, 12/15/13 (IF)       Aa2

State of Connecticut, General Obligation Bonds, 2001 Series D, 5.000%, 11/15/20                                   AA

Town of East Lyme, Connecticut, General Obligation Bonds, 5.000%, 7/15/16                                        Aaa

Town of Glastonbury, Connecticut, General Obligation Bonds, Issue of 1988:
 7.200%, 8/15/06                                                                                                Aa1
 7.200%, 8/15/07                                                                                                Aa1
 7.200%, 8/15/08                                                                                                Aa1

Town of Griswold, Connecticut, General Obligation Bonds, Issue of 1989:
 7.500%, 4/01/02                                                                                                AAA
 7.500%, 4/01/03                                                                                                AAA
 7.500%, 4/01/04                                                                                                AAA
 7.500%, 4/01/05                                                                                                AAA

City of Middletown, Connecticut, General Obligation Bonds, 6.900%, 4/15/06                                        AA

City of New Haven, Connecticut, General Obligation Bonds, Series 2000C, 6.000%, 11/01/19                         AAA

City of New Haven, Connecticut, General Obligation Bonds, Series 2001A, 5.000%, 11/01/20                         AAA

City of New London, Connecticut, General Obligation Water Department Revenue Bonds, Series 20:
 7.300%, 12/01/05                                                                                                A+
 7.300%, 12/01/07                                                                                                A+

Northern Mariana Islands Commonwealth, General Obligation Bonds, Series 2000A, 6.000%, 6/01/20                     A

Town of Old Saybrook, Connecticut, General Obligation Bonds, Series 1989:
 7.400%, 5/01/08                                                                                                 A2
 7.400%, 5/01/09                                                                                                 A2

Town of Old Saybrook, Connecticut, General Obligation Bonds, Series 1991:
 6.500%, 2/15/10                                                                                                AAA
 6.500%, 2/15/11                                                                                                AAA

Town of Plainfield, Connecticut, General Obligation Bonds, Series 1991:
 7.100%, 9/01/02                                                                                                 A3
 7.100%, 9/01/03                                                                                                 A3
 7.200%, 9/01/04                                                                                                 A3
 7.250%, 9/01/06                                                                                                 A3
 7.300%, 9/01/08                                                                                                 A3
 7.300%, 9/01/10                                                                                                 A3

                                                                                                                 Market
Description                                                                                                       Value
-----------------------------------------------------------------------------------------------------------------------
Long-Term Care (continued)

Connecticut Development Authority, Revenue Refunding Bonds (Duncaster, Inc. Project), Series 1999A:
 5.250%, 8/01/19                                                                                          $  2,225,190
 5.375%, 8/01/24                                                                                             3,967,594
-----------------------------------------------------------------------------------------------------------------------
Tax Obligation/General - 13.2%

City of Bridgeport, Connecticut, General Obligation Bonds, 1997 Series A, 5.250%, 3/01/17                     2,880,108

City of Bridgeport, Connecticut, General Obligation Bonds, 2000 Series A, 6.000%, 7/15/19                     1,098,460

Town of Canterbury, Connecticut, General Obligation Bonds, 7.200%, 5/01/09                                      386,942

Town of Cheshire, Connecticut, General Obligation Bonds, Issue of 1999:
 5.625%, 10/15/18                                                                                              708,847
 5.625%, 10/15/19                                                                                              705,329

State of Connecticut, General Obligation Capital Appreciation Bonds (College Savings Plan), 1991 Series B,    1,884,988
 0.000%, 12/15/11

State of Connecticut, General Obligation Capital Appreciation Bonds (College Savings Plan), 1990 Series A,      761,110
 0.000%, 5/15/09

State of Connecticut, General Obligation Bonds, 1999 Series B, 5.500%, 11/01/18                                 533,820

State of Connecticut, General Obligation Bonds (Residual Certificates), Series 514, 13.860%, 12/15/13 (IF)    6,842,750

State of Connecticut, General Obligation Bonds, 2001 Series D, 5.000%, 11/15/20                               1,012,600

Town of East Lyme, Connecticut, General Obligation Bonds, 5.000%, 7/15/16                                     1,061,142

Town of Glastonbury, Connecticut, General Obligation Bonds, Issue of 1988:
 7.200%, 8/15/06                                                                                               235,040
 7.200%, 8/15/07                                                                                               238,714
 7.200%, 8/15/08                                                                                               242,486

Town of Griswold, Connecticut, General Obligation Bonds, Issue of 1989:
 7.500%, 4/01/02                                                                                               201,122
 7.500%, 4/01/03                                                                                               212,862
 7.500%, 4/01/04                                                                                               221,700
 7.500%, 4/01/05                                                                                               171,357

City of Middletown, Connecticut, General Obligation Bonds, 6.900%, 4/15/06                                      391,524

City of New Haven, Connecticut, General Obligation Bonds, Series 2000C, 6.000%, 11/01/19                        739,992

City of New Haven, Connecticut, General Obligation Bonds, Series 2001A, 5.000%, 11/01/20                      1,655,510

City of New London, Connecticut, General Obligation Water Department Revenue Bonds, Series 20:
 7.300%, 12/01/05                                                                                              139,111
 7.300%, 12/01/07                                                                                              119,995

Northern Mariana Islands Commonwealth, General Obligation Bonds, Series 2000A, 6.000%, 6/01/20                1,011,826

Town of Old Saybrook, Connecticut, General Obligation Bonds, Series 1989:
 7.400%, 5/01/08                                                                                               192,568
 7.400%, 5/01/09                                                                                               193,128

Town of Old Saybrook, Connecticut, General Obligation Bonds, Series 1991:
 6.500%, 2/15/10                                                                                               323,026
 6.500%, 2/15/11                                                                                               321,883

Town of Plainfield, Connecticut, General Obligation Bonds, Series 1991:
 7.100%, 9/01/02                                                                                               102,374
 7.100%, 9/01/03                                                                                               317,697
 7.200%, 9/01/04                                                                                               102,492
 7.250%, 9/01/06                                                                                               343,362
 7.300%, 9/01/08                                                                                               343,378
 7.300%, 9/01/10                                                                                               158,877

--------------------------------------------------------------------------------
16

   Principal
Amount (000) Description
-------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

             Regional School District No. 16, Towns of Beacon Falls and Prospect, Connecticut, General Obligation Bonds,
             Issue of 2000:
    $    650  5.500%, 3/15/18
         650  5.625%, 3/15/19
         650  5.700%, 3/15/20

      3,700  Commonwealth of Puerto Rico, Public Improvement Bonds (TICS), 13.000%, 7/01/19 (IF)

             City of Waterbury, Connecticut, General Obligation Tax Revenue Intercept Bonds, 2000 Issue:
         910  6.000%, 2/01/18
       1,025  6.000%, 2/01/20

             Town of Winchester, Connecticut, General Obligation Bonds, Series 1990:
         140  6.750%, 4/15/06
         140  6.750%, 4/15/07
         140  6.750%, 4/15/08
         140  6.750%, 4/15/09
         140  6.750%, 4/15/10
-------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 17.3%

      2,000  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -
              St. Camillus Health Center Project), Series 1994, 6.250%, 11/01/18

      3,695  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -
              St. Camillus Health Center - Insured by AMBAC), Series 1994 (TCRS), 6.250%, 11/01/18

        880  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Child Care Facilities Program),
              Series A, 5.000%, 7/01/28

      1,000  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -
              Sharon Healthcare Project), Series 1994, 6.250%, 11/01/21

      5,000  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -
              St. Joseph's Manor Project), Series 1994, 6.250%, 11/01/16

      3,000  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -
              The Jewish Home for the Elderly of Fairfield County Project), Series 1994, 6.250%, 11/01/20

             Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -
             Highland View Manor, Inc. Project), Series 1994:
       1,500  7.200%, 11/01/10 (Alternative Minimum Tax)
       4,200  7.500%, 11/01/16 (Alternative Minimum Tax)

             Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -
             Wadsworth Glen Healthcare Center Project), Series 1994:
       1,100  7.200%, 11/01/10 (Alternative Minimum Tax)
       1,000  7.500%, 11/01/16 (Alternative Minimum Tax)

      4,115  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -
              Abbott Terrace Health Center Project), Series 1996, 5.750%, 11/01/13

      2,895  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (New Opportunities for Waterbury,
              Inc. Issue), Series 1998A, 6.750%, 7/01/28

      4,365  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -
              3030 Park Fairfield Health Center Project), Series 1996, 6.250%, 11/01/21

      1,150  State of Connecticut, Special Tax Obligation Bonds (Transportation Infrastructure Purposes), 1992 Series B,
              6.125%, 9/01/12

             State of Connecticut, Certificates of Participation (Juvenile Training School), Series 2001:
       1,275  5.000%, 12/15/20
       1,000  5.000%, 12/15/30

             Puerto Rico Highway and Transportation Authority, Transportation Revenue Bonds, Series B:
       1,500  5.750%, 7/01/16
       1,000  5.750%, 7/01/19

                                                                                                              Optional Call
Description                                                                                                     Provisions*
----------------------------------------------------------------------------------------------------------------------------
Tax Obligation/General (continued)

Regional School District No. 16, Towns of Beacon Falls and Prospect, Connecticut, General Obligation Bonds,
Issue of 2000:
 5.500%, 3/15/18                                                                                            3/10 at 101.00
 5.625%, 3/15/19                                                                                            3/10 at 101.00
 5.700%, 3/15/20                                                                                            3/10 at 101.00

Commonwealth of Puerto Rico, Public Improvement Bonds (TICS), 13.000%, 7/01/19 (IF)                            No Opt. Call

City of Waterbury, Connecticut, General Obligation Tax Revenue Intercept Bonds, 2000 Issue:
 6.000%, 2/01/18                                                                                            2/09 at 101.00
 6.000%, 2/01/20                                                                                            2/09 at 101.00

Town of Winchester, Connecticut, General Obligation Bonds, Series 1990:
 6.750%, 4/15/06                                                                                              No Opt. Call
 6.750%, 4/15/07                                                                                              No Opt. Call
 6.750%, 4/15/08                                                                                              No Opt. Call
 6.750%, 4/15/09                                                                                              No Opt. Call
 6.750%, 4/15/10                                                                                              No Opt. Call
----------------------------------------------------------------------------------------------------------------------------
Tax Obligation/Limited - 17.3%

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -       11/04 at 102.00
 St. Camillus Health Center Project), Series 1994, 6.250%, 11/01/18

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -       11/04 at 102.00
 St. Camillus Health Center - Insured by AMBAC), Series 1994 (TCRS), 6.250%, 11/01/18

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Child Care Facilities Program),     7/08 at 102.00
 Series A, 5.000%, 7/01/28

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -       11/04 at 102.00
 Sharon Healthcare Project), Series 1994, 6.250%, 11/01/21

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -       11/04 at 102.00
 St. Joseph's Manor Project), Series 1994, 6.250%, 11/01/16

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -       11/04 at 102.00
 The Jewish Home for the Elderly of Fairfield County Project), Series 1994, 6.250%, 11/01/20

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -
Highland View Manor, Inc. Project), Series 1994:
 7.200%, 11/01/10 (Alternative Minimum Tax)                                                                11/04 at 102.00
 7.500%, 11/01/16 (Alternative Minimum Tax)                                                                11/04 at 102.00

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -
Wadsworth Glen Healthcare Center Project), Series 1994:
 7.200%, 11/01/10 (Alternative Minimum Tax)                                                                11/04 at 102.00
 7.500%, 11/01/16 (Alternative Minimum Tax)                                                                11/04 at 102.00

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -       11/06 at 102.00
 Abbott Terrace Health Center Project), Series 1996, 5.750%, 11/01/13

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (New Opportunities for Waterbury,    7/08 at 105.00
 Inc. Issue), Series 1998A, 6.750%, 7/01/28

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -       11/06 at 102.00
 3030 Park Fairfield Health Center Project), Series 1996, 6.250%, 11/01/21

State of Connecticut, Special Tax Obligation Bonds (Transportation Infrastructure Purposes), 1992 Series B,    No Opt. Call
 6.125%, 9/01/12

State of Connecticut, Certificates of Participation (Juvenile Training School), Series 2001:
 5.000%, 12/15/20                                                                                          12/11 at 101.00
 5.000%, 12/15/30                                                                                          12/11 at 101.00

Puerto Rico Highway and Transportation Authority, Transportation Revenue Bonds, Series B:
 5.750%, 7/01/16                                                                                            7/10 at 101.00
 5.750%, 7/01/19                                                                                            7/10 at 101.00

Description                                                                                                 Ratings**
----------------------------------------------------------------------------------------------------------------------
Tax Obligation/General (continued)

Regional School District No. 16, Towns of Beacon Falls and Prospect, Connecticut, General Obligation Bonds,
Issue of 2000:
 5.500%, 3/15/18                                                                                                 Aaa
 5.625%, 3/15/19                                                                                                 Aaa
 5.700%, 3/15/20                                                                                                 Aaa

Commonwealth of Puerto Rico, Public Improvement Bonds (TICS), 13.000%, 7/01/19 (IF)                               AAA

City of Waterbury, Connecticut, General Obligation Tax Revenue Intercept Bonds, 2000 Issue:
 6.000%, 2/01/18                                                                                                  AA
 6.000%, 2/01/20                                                                                                  AA

Town of Winchester, Connecticut, General Obligation Bonds, Series 1990:
 6.750%, 4/15/06                                                                                                  A1
 6.750%, 4/15/07                                                                                                  A1
 6.750%, 4/15/08                                                                                                  A1
 6.750%, 4/15/09                                                                                                  A1
 6.750%, 4/15/10                                                                                                  A1
----------------------------------------------------------------------------------------------------------------------
Tax Obligation/Limited - 17.3%

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -             AA-
 St. Camillus Health Center Project), Series 1994, 6.250%, 11/01/18

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -             AAA
 St. Camillus Health Center - Insured by AMBAC), Series 1994 (TCRS), 6.250%, 11/01/18

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Child Care Facilities Program),          AAA
 Series A, 5.000%, 7/01/28

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -             AAA
 Sharon Healthcare Project), Series 1994, 6.250%, 11/01/21

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -             AAA
 St. Joseph's Manor Project), Series 1994, 6.250%, 11/01/16

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -             AAA
 The Jewish Home for the Elderly of Fairfield County Project), Series 1994, 6.250%, 11/01/20

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -
Highland View Manor, Inc. Project), Series 1994:
 7.200%, 11/01/10 (Alternative Minimum Tax)                                                                      AAA
 7.500%, 11/01/16 (Alternative Minimum Tax)                                                                      AAA

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -
Wadsworth Glen Healthcare Center Project), Series 1994:
 7.200%, 11/01/10 (Alternative Minimum Tax)                                                                      AAA
 7.500%, 11/01/16 (Alternative Minimum Tax)                                                                      AAA

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -              AA
 Abbott Terrace Health Center Project), Series 1996, 5.750%, 11/01/13

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (New Opportunities for Waterbury,           A
 Inc. Issue), Series 1998A, 6.750%, 7/01/28

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -              AA
 3030 Park Fairfield Health Center Project), Series 1996, 6.250%, 11/01/21

State of Connecticut, Special Tax Obligation Bonds (Transportation Infrastructure Purposes), 1992 Series B,       AA-
 6.125%, 9/01/12

State of Connecticut, Certificates of Participation (Juvenile Training School), Series 2001:
 5.000%, 12/15/20                                                                                                AA-
 5.000%, 12/15/30                                                                                                AA-

Puerto Rico Highway and Transportation Authority, Transportation Revenue Bonds, Series B:
 5.750%, 7/01/16                                                                                                 AAA
 5.750%, 7/01/19                                                                                                 AAA

                                                                                                                  Market
Description                                                                                                        Value
------------------------------------------------------------------------------------------------------------------------
Tax Obligation/General (continued)

Regional School District No. 16, Towns of Beacon Falls and Prospect, Connecticut, General Obligation Bonds,
Issue of 2000:
 5.500%, 3/15/18                                                                                           $    701,435
 5.625%, 3/15/19                                                                                                705,965
 5.700%, 3/15/20                                                                                                707,207

Commonwealth of Puerto Rico, Public Improvement Bonds (TICS), 13.000%, 7/01/19 (IF)                            4,821,396

City of Waterbury, Connecticut, General Obligation Tax Revenue Intercept Bonds, 2000 Issue:
 6.000%, 2/01/18                                                                                                966,766
 6.000%, 2/01/20                                                                                              1,080,043

Town of Winchester, Connecticut, General Obligation Bonds, Series 1990:
 6.750%, 4/15/06                                                                                                159,691
 6.750%, 4/15/07                                                                                                161,795
 6.750%, 4/15/08                                                                                                163,933
 6.750%, 4/15/09                                                                                                165,337
 6.750%, 4/15/10                                                                                                167,187
------------------------------------------------------------------------------------------------------------------------
Tax Obligation/Limited - 17.3%

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -          2,089,820
 St. Camillus Health Center Project), Series 1994, 6.250%, 11/01/18

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -          4,041,480
 St. Camillus Health Center - Insured by AMBAC), Series 1994 (TCRS), 6.250%, 11/01/18

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Child Care Facilities Program),         860,156
 Series A, 5.000%, 7/01/28

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -          1,125,860
 Sharon Healthcare Project), Series 1994, 6.250%, 11/01/21

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -          5,468,850
 St. Joseph's Manor Project), Series 1994, 6.250%, 11/01/16

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -          3,281,310
 The Jewish Home for the Elderly of Fairfield County Project), Series 1994, 6.250%, 11/01/20

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -
Highland View Manor, Inc. Project), Series 1994:
 7.200%, 11/01/10 (Alternative Minimum Tax)                                                                   1,694,310
 7.500%, 11/01/16 (Alternative Minimum Tax)                                                                   4,744,614

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -
Wadsworth Glen Healthcare Center Project), Series 1994:
 7.200%, 11/01/10 (Alternative Minimum Tax)                                                                   1,242,494
 7.500%, 11/01/16 (Alternative Minimum Tax)                                                                   1,129,670

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -          4,400,746
 Abbott Terrace Health Center Project), Series 1996, 5.750%, 11/01/13

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (New Opportunities for Waterbury,      3,130,971
 Inc. Issue), Series 1998A, 6.750%, 7/01/28

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -          4,603,984
 3030 Park Fairfield Health Center Project), Series 1996, 6.250%, 11/01/21

State of Connecticut, Special Tax Obligation Bonds (Transportation Infrastructure Purposes), 1992 Series B,    1,345,592
 6.125%, 9/01/12

State of Connecticut, Certificates of Participation (Juvenile Training School), Series 2001:
 5.000%, 12/15/20                                                                                             1,283,390
 5.000%, 12/15/30                                                                                               984,170

Puerto Rico Highway and Transportation Authority, Transportation Revenue Bonds, Series B:
 5.750%, 7/01/16                                                                                              1,745,790
 5.750%, 7/01/19                                                                                              1,092,600

--------------------------------------------------------------------------------
17

Portfolio of Investments
NUVEEN CONNECTICUT MUNICIPAL BOND FUND (continued)
February 28, 2002

   Principal
Amount (000) Description
-----------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

   $  2,000  Virgin Islands Public Finance Authority, Revenue Bonds (Virgin Islands Gross Receipts Tax Loan Note),
              Series 1999A, 6.500%, 10/01/24

        725  Town of Woodstock, Connecticut, Special Obligation Bonds (Woodstock Academy), 1990 Issue,
              6.900%, 3/01/06
-----------------------------------------------------------------------------------------------------------------------------
             Transportation - 1.2%

      2,100  State of Connecticut, General Airport Revenue Bonds (Bradley International Airport), Series 2001A,
              5.125%, 10/01/26 (Alternative Minimum Tax)

      1,000  City of Hartford, Connecticut, Parking System Revenue Bonds, 2000 Series A, 6.500%, 7/01/25

        250  Puerto Rico Ports Authority, Special Facilities Revenue Bonds (American Airlines, Inc. Project), 1996 Series A,
              6.250%, 6/01/26 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 10.0%

      2,860  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (University of Hartford Issue),
              Series C, 8.000%, 7/01/18 (Pre-refunded to 7/01/03)

      1,300  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Lutheran General Healthcare
              System - Parkside Lodges Projects), 7.375%, 7/01/19

      3,500  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Middlesex Hospital Issue), Series G,
              6.250%, 7/01/12 (Pre-refunded to 7/01/02)

      1,100  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (William W. Backus Hospital Issue),
              Series C, 6.000%, 7/01/12 (Pre-refunded to 7/01/02)

      2,000  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Trinity College Issue), Series D,
              6.125%, 7/01/24 (Pre-refunded to 7/01/04)

      2,910  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Quinnipiac College Issue), Series D,
              6.000%, 7/01/23 (Pre-refunded to 7/01/03)

      7,000  Connecticut Development Authority, Healthcare Project Refunding Bonds (Duncaster, Inc. Project),
              Series 1992, 6.750%, 9/01/15 (Pre-refunded to 9/01/02)

        200  City of New Haven, Connecticut, General Obligation Bonds, Issue of 1992, 9.250%, 3/01/02

      3,075  Puerto Rico Infrastructure Financing Authority, Special Obligation Bonds, 2000 Series A, 5.500%, 10/01/40

             City of Torrington, Connecticut, General Obligation Bonds, Series 1992:
         700  6.400%, 5/15/11 (Pre-refunded to 5/15/02)
         680  6.400%, 5/15/12 (Pre-refunded to 5/15/02)
-----------------------------------------------------------------------------------------------------------------------------
             Utilities - 7.4%

      8,000  Bristol Resource Recovery Facility Operating Committee, Connecticut, Solid Waste Revenue Refunding Bonds
              (Ogden Martin Systems of Bristol, Inc. Project), Series 1995, 6.500%, 7/01/14

        900  Connecticut Development Authority, Pollution Control Revenue Refunding Bonds (Connecticut Light and Power
              Company), Series 1993A, 5.850%, 9/01/28

             Connecticut Resource Recovery Authority, Revenue Bonds (Wallingford Resource Recovery Project),
             Subordinate Series 1991:
         400  6.750%, 11/15/03 (Alternative Minimum Tax)
         500  6.800%, 11/15/04 (Alternative Minimum Tax)

      5,250  Connecticut Resources Recovery Authority, Tax-Exempt Interest Corporate Credit Bonds (American
              REF-FUEL Company of Southeastern Connecticut Project), 1992 Series A, 6.450%, 11/15/22 (Alternative
              Minimum Tax)

             Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds (Wheelabrator Lisbon Project),
             Series 1993A:
         240  5.250%, 1/01/06 (Alternative Minimum Tax)
       1,370  5.500%, 1/01/14 (Alternative Minimum Tax)
       3,915  5.500%, 1/01/20 (Alternative Minimum Tax)

                                                                                                                  Optional Call
Description                                                                                                         Provisions*
--------------------------------------------------------------------------------------------------------------------------------
Tax Obligation/Limited (continued)

Virgin Islands Public Finance Authority, Revenue Bonds (Virgin Islands Gross Receipts Tax Loan Note),           10/10 at 101.00
 Series 1999A, 6.500%, 10/01/24

Town of Woodstock, Connecticut, Special Obligation Bonds (Woodstock Academy), 1990 Issue,                        3/02 at 101.00
 6.900%, 3/01/06
--------------------------------------------------------------------------------------------------------------------------------
Transportation - 1.2%

State of Connecticut, General Airport Revenue Bonds (Bradley International Airport), Series 2001A,               4/11 at 101.00
 5.125%, 10/01/26 (Alternative Minimum Tax)

City of Hartford, Connecticut, Parking System Revenue Bonds, 2000 Series A, 6.500%, 7/01/25                      7/10 at 100.00

Puerto Rico Ports Authority, Special Facilities Revenue Bonds (American Airlines, Inc. Project), 1996 Series A,  6/06 at 102.00
 6.250%, 6/01/26 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------------------
U.S. Guaranteed - 10.0%

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (University of Hartford Issue),          7/03 at 100.00
 Series C, 8.000%, 7/01/18 (Pre-refunded to 7/01/03)

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Lutheran General Healthcare             7/02 at 100.00
 System - Parkside Lodges Projects), 7.375%, 7/01/19

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Middlesex Hospital Issue), Series G,    7/02 at 102.00
 6.250%, 7/01/12 (Pre-refunded to 7/01/02)

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (William W. Backus Hospital Issue),      7/02 at 102.00
 Series C, 6.000%, 7/01/12 (Pre-refunded to 7/01/02)

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Trinity College Issue), Series D,       7/04 at 102.00
 6.125%, 7/01/24 (Pre-refunded to 7/01/04)

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Quinnipiac College Issue), Series D,    7/03 at 102.00
 6.000%, 7/01/23 (Pre-refunded to 7/01/03)

Connecticut Development Authority, Healthcare Project Refunding Bonds (Duncaster, Inc. Project),                 9/02 at 102.00
 Series 1992, 6.750%, 9/01/15 (Pre-refunded to 9/01/02)

City of New Haven, Connecticut, General Obligation Bonds, Issue of 1992, 9.250%, 3/01/02                           No Opt. Call

Puerto Rico Infrastructure Financing Authority, Special Obligation Bonds, 2000 Series A, 5.500%, 10/01/40       10/10 at 101.00

City of Torrington, Connecticut, General Obligation Bonds, Series 1992:
 6.400%, 5/15/11 (Pre-refunded to 5/15/02)                                                                      5/02 at 102.00
 6.400%, 5/15/12 (Pre-refunded to 5/15/02)                                                                      5/02 at 102.00
--------------------------------------------------------------------------------------------------------------------------------
Utilities - 7.4%

Bristol Resource Recovery Facility Operating Committee, Connecticut, Solid Waste Revenue Refunding Bonds         7/05 at 102.00
 (Ogden Martin Systems of Bristol, Inc. Project), Series 1995, 6.500%, 7/01/14

Connecticut Development Authority, Pollution Control Revenue Refunding Bonds (Connecticut Light and Power       10/08 at 102.00
 Company), Series 1993A, 5.850%, 9/01/28

Connecticut Resource Recovery Authority, Revenue Bonds (Wallingford Resource Recovery Project),
Subordinate Series 1991:
 6.750%, 11/15/03 (Alternative Minimum Tax)                                                                     5/02 at 102.00
 6.800%, 11/15/04 (Alternative Minimum Tax)                                                                     5/02 at 102.00

Connecticut Resources Recovery Authority, Tax-Exempt Interest Corporate Credit Bonds (American                  11/02 at 102.00
 REF-FUEL Company of Southeastern Connecticut Project), 1992 Series A, 6.450%, 11/15/22 (Alternative
 Minimum Tax)

Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds (Wheelabrator Lisbon Project),
Series 1993A:
 5.250%, 1/01/06 (Alternative Minimum Tax)                                                                      1/03 at 102.00
 5.500%, 1/01/14 (Alternative Minimum Tax)                                                                      1/03 at 102.00
 5.500%, 1/01/20 (Alternative Minimum Tax)                                                                      1/03 at 102.00

Description                                                                                                     Ratings**
--------------------------------------------------------------------------------------------------------------------------
Tax Obligation/Limited (continued)

Virgin Islands Public Finance Authority, Revenue Bonds (Virgin Islands Gross Receipts Tax Loan Note),                BBB-
 Series 1999A, 6.500%, 10/01/24

Town of Woodstock, Connecticut, Special Obligation Bonds (Woodstock Academy), 1990 Issue,                             AAA
 6.900%, 3/01/06
--------------------------------------------------------------------------------------------------------------------------
Transportation - 1.2%

State of Connecticut, General Airport Revenue Bonds (Bradley International Airport), Series 2001A,                    AAA
 5.125%, 10/01/26 (Alternative Minimum Tax)

City of Hartford, Connecticut, Parking System Revenue Bonds, 2000 Series A, 6.500%, 7/01/25                           BBB

Puerto Rico Ports Authority, Special Facilities Revenue Bonds (American Airlines, Inc. Project), 1996 Series A,        BB
 6.250%, 6/01/26 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------------
U.S. Guaranteed - 10.0%

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (University of Hartford Issue),               AAA
 Series C, 8.000%, 7/01/18 (Pre-refunded to 7/01/03)

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Lutheran General Healthcare                  AAA
 System - Parkside Lodges Projects), 7.375%, 7/01/19

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Middlesex Hospital Issue), Series G,         AAA
 6.250%, 7/01/12 (Pre-refunded to 7/01/02)

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (William W. Backus Hospital Issue),        N/R***
 Series C, 6.000%, 7/01/12 (Pre-refunded to 7/01/02)

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Trinity College Issue), Series D,            AAA
 6.125%, 7/01/24 (Pre-refunded to 7/01/04)

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Quinnipiac College Issue), Series D,      BBB***
 6.000%, 7/01/23 (Pre-refunded to 7/01/03)

Connecticut Development Authority, Healthcare Project Refunding Bonds (Duncaster, Inc. Project),                   A2***
 Series 1992, 6.750%, 9/01/15 (Pre-refunded to 9/01/02)

City of New Haven, Connecticut, General Obligation Bonds, Issue of 1992, 9.250%, 3/01/02                              AAA

Puerto Rico Infrastructure Financing Authority, Special Obligation Bonds, 2000 Series A, 5.500%, 10/01/40             AAA

City of Torrington, Connecticut, General Obligation Bonds, Series 1992:
 6.400%, 5/15/11 (Pre-refunded to 5/15/02)                                                                           AAA
 6.400%, 5/15/12 (Pre-refunded to 5/15/02)                                                                           AAA
--------------------------------------------------------------------------------------------------------------------------
Utilities - 7.4%

Bristol Resource Recovery Facility Operating Committee, Connecticut, Solid Waste Revenue Refunding Bonds               A2
 (Ogden Martin Systems of Bristol, Inc. Project), Series 1995, 6.500%, 7/01/14

Connecticut Development Authority, Pollution Control Revenue Refunding Bonds (Connecticut Light and Power              A3
 Company), Series 1993A, 5.850%, 9/01/28

Connecticut Resource Recovery Authority, Revenue Bonds (Wallingford Resource Recovery Project),
Subordinate Series 1991:
 6.750%, 11/15/03 (Alternative Minimum Tax)                                                                           AA
 6.800%, 11/15/04 (Alternative Minimum Tax)                                                                           AA

Connecticut Resources Recovery Authority, Tax-Exempt Interest Corporate Credit Bonds (American                        BBB
 REF-FUEL Company of Southeastern Connecticut Project), 1992 Series A, 6.450%, 11/15/22 (Alternative
 Minimum Tax)

Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds (Wheelabrator Lisbon Project),
Series 1993A:
 5.250%, 1/01/06 (Alternative Minimum Tax)                                                                           BBB
 5.500%, 1/01/14 (Alternative Minimum Tax)                                                                           BBB
 5.500%, 1/01/20 (Alternative Minimum Tax)                                                                           BBB

                                                                                                                      Market
Description                                                                                                            Value
----------------------------------------------------------------------------------------------------------------------------
Tax Obligation/Limited (continued)

Virgin Islands Public Finance Authority, Revenue Bonds (Virgin Islands Gross Receipts Tax Loan Note),           $  2,160,020
 Series 1999A, 6.500%, 10/01/24

Town of Woodstock, Connecticut, Special Obligation Bonds (Woodstock Academy), 1990 Issue,                            735,737
 6.900%, 3/01/06
----------------------------------------------------------------------------------------------------------------------------
Transportation - 1.2%

State of Connecticut, General Airport Revenue Bonds (Bradley International Airport), Series 2001A,                 2,085,384
 5.125%, 10/01/26 (Alternative Minimum Tax)

City of Hartford, Connecticut, Parking System Revenue Bonds, 2000 Series A, 6.500%, 7/01/25                        1,039,650

Puerto Rico Ports Authority, Special Facilities Revenue Bonds (American Airlines, Inc. Project), 1996 Series A,      197,448
 6.250%, 6/01/26 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------
U.S. Guaranteed - 10.0%

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (University of Hartford Issue),            3,082,680
 Series C, 8.000%, 7/01/18 (Pre-refunded to 7/01/03)

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Lutheran General Healthcare               1,628,978
 System - Parkside Lodges Projects), 7.375%, 7/01/19

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Middlesex Hospital Issue), Series G,      3,627,540
 6.250%, 7/01/12 (Pre-refunded to 7/01/02)

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (William W. Backus Hospital Issue),        1,138,874
 Series C, 6.000%, 7/01/12 (Pre-refunded to 7/01/02)

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Trinity College Issue), Series D,         2,221,280
 6.125%, 7/01/24 (Pre-refunded to 7/01/04)

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Quinnipiac College Issue), Series D,      3,133,110
 6.000%, 7/01/23 (Pre-refunded to 7/01/03)

Connecticut Development Authority, Healthcare Project Refunding Bonds (Duncaster, Inc. Project),                   7,324,170
 Series 1992, 6.750%, 9/01/15 (Pre-refunded to 9/01/02)

City of New Haven, Connecticut, General Obligation Bonds, Issue of 1992, 9.250%, 3/01/02                             200,130

Puerto Rico Infrastructure Financing Authority, Special Obligation Bonds, 2000 Series A, 5.500%, 10/01/40          3,225,491

City of Torrington, Connecticut, General Obligation Bonds, Series 1992:
 6.400%, 5/15/11 (Pre-refunded to 5/15/02)                                                                          721,469
 6.400%, 5/15/12 (Pre-refunded to 5/15/02)                                                                          700,856
----------------------------------------------------------------------------------------------------------------------------
Utilities - 7.4%

Bristol Resource Recovery Facility Operating Committee, Connecticut, Solid Waste Revenue Refunding Bonds           7,779,360
 (Ogden Martin Systems of Bristol, Inc. Project), Series 1995, 6.500%, 7/01/14

Connecticut Development Authority, Pollution Control Revenue Refunding Bonds (Connecticut Light and Power            919,908
 Company), Series 1993A, 5.850%, 9/01/28

Connecticut Resource Recovery Authority, Revenue Bonds (Wallingford Resource Recovery Project),
Subordinate Series 1991:
 6.750%, 11/15/03 (Alternative Minimum Tax)                                                                         409,432
 6.800%, 11/15/04 (Alternative Minimum Tax)                                                                         511,620

Connecticut Resources Recovery Authority, Tax-Exempt Interest Corporate Credit Bonds (American                     5,347,283
 REF-FUEL Company of Southeastern Connecticut Project), 1992 Series A, 6.450%, 11/15/22 (Alternative
 Minimum Tax)

Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds (Wheelabrator Lisbon Project),
Series 1993A:
 5.250%, 1/01/06 (Alternative Minimum Tax)                                                                          241,934
 5.500%, 1/01/14 (Alternative Minimum Tax)                                                                        1,313,529
 5.500%, 1/01/20 (Alternative Minimum Tax)                                                                        3,635,662

--------------------------------------------------------------------------------
18

   Principal
Amount (000) Description
-----------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 1.8%

   $    770  Connecticut Development Authority, Water Facilities Revenue Refunding Bonds (Bridgeport Hydraulic
              Company Project), Series 1990, 7.250%, 6/01/20

      2,000  Connecticut Development Authority, Water Facilities Revenue Refunding Bonds (Connecticut Water Company
              Project), Series 1993, 6.650%, 12/15/20

      1,750  Connecticut Development Authority, Water Facilities Revenue Bonds (Bridgeport Hydraulic Company Project),
              Series 1995, 6.150%, 4/01/35 (Alternative Minimum Tax)

         50  State of Connecticut, Clean Water Fund Revenue Bonds, Series 1991, 7.000%, 1/01/11
-----------------------------------------------------------------------------------------------------------------------
   $251,210  Total Investments (cost $249,608,989) - 97.2%
-----------------------------------------------------------------------------------------------------------------------
------------
             Short-Term Investments - 1.6%
    $  4,250 Puerto Rico Government Development Bank, Adjustable Refunding Bonds, Series 1985, Variable Rate Demand
------------   Bonds, 0.950%, 12/01/15 +
             ---------------------------------------------------------------------------------------------------------

             Other Assets Less Liabilities - 1.2%
             ---------------------------------------------------------------------------------------------------------
             Net Assets - 100%
             ---------------------------------------------------------------------------------------------------------

                                                                                                            Optional Call
Description                                                                                                   Provisions*
--------------------------------------------------------------------------------------------------------------------------
Water and Sewer - 1.8%

Connecticut Development Authority, Water Facilities Revenue Refunding Bonds (Bridgeport Hydraulic          6/02 at 100.00
 Company Project), Series 1990, 7.250%, 6/01/20

Connecticut Development Authority, Water Facilities Revenue Refunding Bonds (Connecticut Water Company    12/03 at 102.00
 Project), Series 1993, 6.650%, 12/15/20

Connecticut Development Authority, Water Facilities Revenue Bonds (Bridgeport Hydraulic Company Project),  4/07 at 102.00
 Series 1995, 6.150%, 4/01/35 (Alternative Minimum Tax)

State of Connecticut, Clean Water Fund Revenue Bonds, Series 1991, 7.000%, 1/01/11                         7/02 at 101.00
--------------------------------------------------------------------------------------------------------------------------
Total Investments (cost $249,608,989) - 97.2%
--------------------------------------------------------------------------------------------------------------------------

Short-Term Investments - 1.6%
Puerto Rico Government Development Bank, Adjustable Refunding Bonds, Series 1985, Variable Rate Demand
  Bonds, 0.950%, 12/01/15 +
---------------------------------------------------------------------------------------------------------
                                                                                                          ----------------
Other Assets Less Liabilities - 1.2%                                                                      ---------------
---------------------------------------------------------------------------------------------------------
Net Assets - 100%                                                                                         ---------------
---------------------------------------------------------------------------------------------------------

                                                                                                                          Market
Description                                                                                               Ratings**        Value
--------------------------------------------------------------------------------------------------------------------------------
Water and Sewer - 1.8%

Connecticut Development Authority, Water Facilities Revenue Refunding Bonds (Bridgeport Hydraulic                 A $    779,570
 Company Project), Series 1990, 7.250%, 6/01/20

Connecticut Development Authority, Water Facilities Revenue Refunding Bonds (Connecticut Water Company          AAA    2,183,840
 Project), Series 1993, 6.650%, 12/15/20

Connecticut Development Authority, Water Facilities Revenue Bonds (Bridgeport Hydraulic Company Project),         A    1,852,410
 Series 1995, 6.150%, 4/01/35 (Alternative Minimum Tax)

State of Connecticut, Clean Water Fund Revenue Bonds, Series 1991, 7.000%, 1/01/11                              AAA       50,742
--------------------------------------------------------------------------------------------------------------------------------
Total Investments (cost $249,608,989) - 97.2%                                                               263,225,072
--------------------------------------------------------------------------------------------------------------------------------

Short-Term Investments - 1.6%
Puerto Rico Government Development Bank, Adjustable Refunding Bonds, Series 1985, Variable Rate Demand       VMIG-1    4,250,000
  Bonds, 0.950%, 12/01/15 +
---------------------------------------------------------------------------------------------------------
                                                                                                          ----------------------
Other Assets Less Liabilities - 1.2%                                                                      ---------    3,317,202
---------------------------------------------------------------------------------------------------------  ------------
Net Assets - 100%                                                                                         --------- $270,792,274
---------------------------------------------------------------------------------------------------------           ------------

           * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
          (IF)Inverse floating rate security.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.




                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19

Portfolio of Investments
NUVEEN NEW JERSEY MUNICIPAL BOND FUND
February 28, 2002

   Principal
Amount (000) Description
---------    --------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
             Basic Materials - 0.2%

   $    250  Pollution Control Financing Authority, Union County, New Jersey, Pollution Control Revenue Refunding Bonds
              (American Cyanamid Company Issue), Series 1994, 5.800%, 9/01/09
--------------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 3.1%

      2,825  The Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed Bonds, Series 2000,
              5.750%, 7/01/20

      1,500  Tobacco Settlement Financing Corporation, Virgin Islands, Asset-Backed Bonds, Series 2001, 5.000%, 5/15/21
--------------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 4.4%

        910  New Jersey Economic Development Authority, Economic Development Bonds (Yeshiva Ktana of Passaic
              Project), Series 1993, 8.000%, 9/15/18

        290  New Jersey Economic Development Authority, Insured Revenue Bonds (Educational Testing Service Issue),
              Series 1995B, 5.500%, 5/15/05

      2,200  New Jersey Economic Development Authority, School Revenue Bonds (Gill-St. Bernard School), Series 1998,
              6.000%, 2/01/25

        665  New Jersey Educational Facilities Authority, Revenue Bonds (Trenton State College Issue), Series 1976D,
              6.750%, 7/01/08

        410  New Jersey Educational Facilities Authority, Revenue Refunding Bonds (Monmouth College), Series 1993A,
              5.625%, 7/01/13

        835  New Jersey Educational Facilities Authority, Revenue Bonds (Princeton University), 1994 Series A,
              5.875%, 7/01/11

        650  New Jersey Educational Facilities Authority, Revenue Bonds (Ramapo College of New Jersey), Series 2001D,
              5.000%, 7/01/25

         50  Higher Education Assistance Authority, New Jersey, Student Loan Revenue Bonds (NJ Class Loan Program),
              1992 Series A, 6.000%, 1/01/06 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------------
             Healthcare - 11.5%

        510  New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Hunterdon Medical Center Issue),
              Series A, 7.000%, 7/01/20

      1,200  New Jersey Healthcare Facilities Financing Authority, Revenue and Refunding Bonds (Holy Name Hospital
              Issue), Series 1997, 5.250%, 7/01/20

        200  New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Newark Beth Israel Medical Center
              Issue), Series 1994, 5.800%, 7/01/07

        400  New Jersey Healthcare Facilities Financing Authority, Refunding Revenue Bonds (Atlantic City Medical Center
              Issue), Series C, 6.800%, 7/01/05

        100  New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (West Jersey Health System),
              Series 1992, 6.000%, 7/01/07

        250  New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Monmouth Medical Center Issue),
              Series C, 5.700%, 7/01/02

        250  New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Dover General Hospital and Medical
              Center Issue), Series 1994, 5.900%, 7/01/05

      4,875  New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Jersey City Medical Center Issue -
              FHA-Insured Mortgage), Series 2001, 5.000%, 7/01/05

             New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Bayshore Community Hospital),
             Refunding Series 2002:
        505   3.000%, 7/01/03
      1,710   5.000%, 7/01/22

      1,000  New Jersey Healthcare Facilities Financing Authority, Revenue and Refunding Bonds (AHS Hospital
              Corporation Issue), Series 1997A, 5.000%, 7/01/27

             New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Bayonne Hospital Obligated Group),
             Series 1994:
        215   6.400%, 7/01/07
        175   6.250%, 7/01/12

                                                                                                              Optional Call
Description                                                                                                     Provisions*
--------------------------------------------------------                                                     --------
----------------------------------------------------------------------------------------------------------------------------
Basic Materials - 0.2%

Pollution Control Financing Authority, Union County, New Jersey, Pollution Control Revenue Refunding Bonds     No Opt. Call
 (American Cyanamid Company Issue), Series 1994, 5.800%, 9/01/09
----------------------------------------------------------------------------------------------------------------------------
Consumer Staples - 3.1%

The Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed Bonds, Series 2000,                  7/10 at 100.00
 5.750%, 7/01/20

Tobacco Settlement Financing Corporation, Virgin Islands, Asset-Backed Bonds, Series 2001, 5.000%, 5/15/21   5/11 at 100.00
----------------------------------------------------------------------------------------------------------------------------
Education and Civic Organizations - 4.4%

New Jersey Economic Development Authority, Economic Development Bonds (Yeshiva Ktana of Passaic                No Opt. Call
 Project), Series 1993, 8.000%, 9/15/18

New Jersey Economic Development Authority, Insured Revenue Bonds (Educational Testing Service Issue),          No Opt. Call
 Series 1995B, 5.500%, 5/15/05

New Jersey Economic Development Authority, School Revenue Bonds (Gill-St. Bernard School), Series 1998,      2/08 at 101.00
 6.000%, 2/01/25

New Jersey Educational Facilities Authority, Revenue Bonds (Trenton State College Issue), Series 1976D,      7/02 at 100.00
 6.750%, 7/01/08

New Jersey Educational Facilities Authority, Revenue Refunding Bonds (Monmouth College), Series 1993A,       7/03 at 102.00
 5.625%, 7/01/13

New Jersey Educational Facilities Authority, Revenue Bonds (Princeton University), 1994 Series A,            7/04 at 100.00
 5.875%, 7/01/11

New Jersey Educational Facilities Authority, Revenue Bonds (Ramapo College of New Jersey), Series 2001D,     7/11 at 100.00
 5.000%, 7/01/25

Higher Education Assistance Authority, New Jersey, Student Loan Revenue Bonds (NJ Class Loan Program),       7/02 at 102.00
 1992 Series A, 6.000%, 1/01/06 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------
Healthcare - 11.5%

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Hunterdon Medical Center Issue),        7/02 at 100.00
 Series A, 7.000%, 7/01/20

New Jersey Healthcare Facilities Financing Authority, Revenue and Refunding Bonds (Holy Name Hospital        7/07 at 102.00
 Issue), Series 1997, 5.250%, 7/01/20

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Newark Beth Israel Medical Center       7/04 at 102.00
 Issue), Series 1994, 5.800%, 7/01/07

New Jersey Healthcare Facilities Financing Authority, Refunding Revenue Bonds (Atlantic City Medical Center  7/02 at 102.00
 Issue), Series C, 6.800%, 7/01/05

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (West Jersey Health System),             7/02 at 102.00
 Series 1992, 6.000%, 7/01/07

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Monmouth Medical Center Issue),           No Opt. Call
 Series C, 5.700%, 7/01/02

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Dover General Hospital and Medical      7/04 at 102.00
 Center Issue), Series 1994, 5.900%, 7/01/05

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Jersey City Medical Center Issue -      8/11 at 100.00
 FHA-Insured Mortgage), Series 2001, 5.000%, 7/01/05

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Bayshore Community Hospital),
Refunding Series 2002:
 3.000%, 7/01/03                                                                                               No Opt. Call
 5.000%, 7/01/22                                                                                             1/12 at 100.00

New Jersey Healthcare Facilities Financing Authority, Revenue and Refunding Bonds (AHS Hospital              7/07 at 102.00
 Corporation Issue), Series 1997A, 5.000%, 7/01/27

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Bayonne Hospital Obligated Group),
Series 1994:
 6.400%, 7/01/07                                                                                             7/04 at 102.00
 6.250%, 7/01/12                                                                                             7/04 at 102.00

Description                                                                                                  Ratings**
--------------------------------------------------------                                                     -----
-----------------------------------------------------------------------------------------------------------------------
Basic Materials - 0.2%

Pollution Control Financing Authority, Union County, New Jersey, Pollution Control Revenue Refunding Bonds          A3
 (American Cyanamid Company Issue), Series 1994, 5.800%, 9/01/09
-----------------------------------------------------------------------------------------------------------------------
Consumer Staples - 3.1%

The Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed Bonds, Series 2000,                        Aa3
 5.750%, 7/01/20

Tobacco Settlement Financing Corporation, Virgin Islands, Asset-Backed Bonds, Series 2001, 5.000%, 5/15/21          A3
-----------------------------------------------------------------------------------------------------------------------
Education and Civic Organizations - 4.4%

New Jersey Economic Development Authority, Economic Development Bonds (Yeshiva Ktana of Passaic                    N/R
 Project), Series 1993, 8.000%, 9/15/18

New Jersey Economic Development Authority, Insured Revenue Bonds (Educational Testing Service Issue),              AAA
 Series 1995B, 5.500%, 5/15/05

New Jersey Economic Development Authority, School Revenue Bonds (Gill-St. Bernard School), Series 1998,            N/R
 6.000%, 2/01/25

New Jersey Educational Facilities Authority, Revenue Bonds (Trenton State College Issue), Series 1976D,              A
 6.750%, 7/01/08

New Jersey Educational Facilities Authority, Revenue Refunding Bonds (Monmouth College), Series 1993A,            Baa1
 5.625%, 7/01/13

New Jersey Educational Facilities Authority, Revenue Bonds (Princeton University), 1994 Series A,                  AAA
 5.875%, 7/01/11

New Jersey Educational Facilities Authority, Revenue Bonds (Ramapo College of New Jersey), Series 2001D,           AAA
 5.000%, 7/01/25

Higher Education Assistance Authority, New Jersey, Student Loan Revenue Bonds (NJ Class Loan Program),              A+
 1992 Series A, 6.000%, 1/01/06 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------
Healthcare - 11.5%

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Hunterdon Medical Center Issue),              AAA
 Series A, 7.000%, 7/01/20

New Jersey Healthcare Facilities Financing Authority, Revenue and Refunding Bonds (Holy Name Hospital              AAA
 Issue), Series 1997, 5.250%, 7/01/20

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Newark Beth Israel Medical Center             AAA
 Issue), Series 1994, 5.800%, 7/01/07

New Jersey Healthcare Facilities Financing Authority, Refunding Revenue Bonds (Atlantic City Medical Center         A-
 Issue), Series C, 6.800%, 7/01/05

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (West Jersey Health System),                   AAA
 Series 1992, 6.000%, 7/01/07

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Monmouth Medical Center Issue),               AAA
 Series C, 5.700%, 7/01/02

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Dover General Hospital and Medical            AAA
 Center Issue), Series 1994, 5.900%, 7/01/05

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Jersey City Medical Center Issue -            AAA
 FHA-Insured Mortgage), Series 2001, 5.000%, 7/01/05

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Bayshore Community Hospital),
Refunding Series 2002:
 3.000%, 7/01/03                                                                                                    AA
 5.000%, 7/01/22                                                                                                    AA

New Jersey Healthcare Facilities Financing Authority, Revenue and Refunding Bonds (AHS Hospital                    AAA
 Corporation Issue), Series 1997A, 5.000%, 7/01/27

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Bayonne Hospital Obligated Group),
Series 1994:
 6.400%, 7/01/07                                                                                                   AAA
 6.250%, 7/01/12                                                                                                   AAA

                                                                                                                   Market
Description                                                                                                         Value
--------------------------------------------------------                                                     -------
-------------------------------------------------------------------------------------------------------------------------
Basic Materials - 0.2%

Pollution Control Financing Authority, Union County, New Jersey, Pollution Control Revenue Refunding Bonds   $    279,368
 (American Cyanamid Company Issue), Series 1994, 5.800%, 9/01/09
-------------------------------------------------------------------------------------------------------------------------
Consumer Staples - 3.1%

The Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed Bonds, Series 2000,                     2,939,130
 5.750%, 7/01/20

Tobacco Settlement Financing Corporation, Virgin Islands, Asset-Backed Bonds, Series 2001, 5.000%, 5/15/21      1,471,740
-------------------------------------------------------------------------------------------------------------------------
Education and Civic Organizations - 4.4%

New Jersey Economic Development Authority, Economic Development Bonds (Yeshiva Ktana of Passaic                 1,003,994
 Project), Series 1993, 8.000%, 9/15/18

New Jersey Economic Development Authority, Insured Revenue Bonds (Educational Testing Service Issue),             313,800
 Series 1995B, 5.500%, 5/15/05

New Jersey Economic Development Authority, School Revenue Bonds (Gill-St. Bernard School), Series 1998,         2,179,606
 6.000%, 2/01/25

New Jersey Educational Facilities Authority, Revenue Bonds (Trenton State College Issue), Series 1976D,           667,953
 6.750%, 7/01/08

New Jersey Educational Facilities Authority, Revenue Refunding Bonds (Monmouth College), Series 1993A,            422,788
 5.625%, 7/01/13

New Jersey Educational Facilities Authority, Revenue Bonds (Princeton University), 1994 Series A,                 899,270
 5.875%, 7/01/11

New Jersey Educational Facilities Authority, Revenue Bonds (Ramapo College of New Jersey), Series 2001D,          650,676
 5.000%, 7/01/25

Higher Education Assistance Authority, New Jersey, Student Loan Revenue Bonds (NJ Class Loan Program),             51,326
 1992 Series A, 6.000%, 1/01/06 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------------
Healthcare - 11.5%

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Hunterdon Medical Center Issue),             517,517
 Series A, 7.000%, 7/01/20

New Jersey Healthcare Facilities Financing Authority, Revenue and Refunding Bonds (Holy Name Hospital           1,226,664
 Issue), Series 1997, 5.250%, 7/01/20

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Newark Beth Israel Medical Center            220,114
 Issue), Series 1994, 5.800%, 7/01/07

New Jersey Healthcare Facilities Financing Authority, Refunding Revenue Bonds (Atlantic City Medical Center       414,344
 Issue), Series C, 6.800%, 7/01/05

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (West Jersey Health System),                  103,566
 Series 1992, 6.000%, 7/01/07

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Monmouth Medical Center Issue),              253,685
 Series C, 5.700%, 7/01/02

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Dover General Hospital and Medical           272,140
 Center Issue), Series 1994, 5.900%, 7/01/05

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Jersey City Medical Center Issue -         4,848,773
 FHA-Insured Mortgage), Series 2001, 5.000%, 7/01/05

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Bayshore Community Hospital),
Refunding Series 2002:
 3.000%, 7/01/03                                                                                                  512,418
 5.000%, 7/01/22                                                                                                1,691,600

New Jersey Healthcare Facilities Financing Authority, Revenue and Refunding Bonds (AHS Hospital                   997,080
 Corporation Issue), Series 1997A, 5.000%, 7/01/27

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Bayonne Hospital Obligated Group),
Series 1994:
 6.400%, 7/01/07                                                                                                  237,984
 6.250%, 7/01/12                                                                                                  193,088

--------------------------------------------------------------------------------
20

   Principal
Amount (000) Description
---------    --------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
             Healthcare (continued)

   $  1,000  New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Robert Wood Johnson University
              Hospital), Series 2000, 5.750%, 7/01/31

      1,500  New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (St. Peter's University Hospital Issue),
              Series 2000A, 6.875%, 7/01/30

        180  New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Palisades Medical Center - Obligated
              Group Issue), Series 1992, 7.500%, 7/01/06

        625  New Jersey Economic Development Authority, Economic Growth Lease Revenue Bonds, Remarketed 1992
              Second Series B, 5.300%, 12/01/07 (Alternative Minimum Tax)

        300  New Jersey Economic Development Authority, Revenue Bonds (RWJ Health Care Corp. at Hamilton -
              Obligated Group Project), Series 1994, 6.250%, 7/01/14

      1,000  Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority,
              Hospital Revenue Bonds (Hospital Auxilio Mutuo Obligated Group Project), 1995 Series A,
              6.250%, 7/01/16
-----------------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 5.6%

        400  Hudson County Improvement Authority, New Jersey, Multifamily Housing Revenue Bonds (Conduit Financing -
              Observer Park Project), Series 1992A, 6.900%, 6/01/22 (Alternative Minimum Tax)

      1,500  New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, 2000 Series A1,
              6.350%, 11/01/31 (Alternative Minimum Tax)

      1,385  New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, 2000 Series E1,
              5.750%, 5/01/25

      1,500  New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, 1996 Series A,
              6.200%, 11/01/18 (Alternative Minimum Tax)

        700  New Jersey Housing and Mortgage Finance Agency, Housing Revenue Bonds, 1992 Series A,
              6.950%, 11/01/13

        500  New Jersey Housing and Mortgage Finance Agency, Housing Revenue Refunding Bonds, 1992 Series One,
              6.600%, 11/01/14

      1,090  Housing Authority, City of Newark, New Jersey, Housing Revenue Bonds (GNMA Collateralized - Fairview
              Apartments Project), 2000 Series A, 6.300%, 10/20/19 (Alternative Minimum Tax)

        500  North Bergen Housing Development Corporation, New Jersey, Mortgage Revenue Bonds (FHA-Insured
              Mortgage Loan - Section 8 Assisted Project), Series 1978R-5, 7.400%, 9/01/20
-----------------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 5.3%

        250  New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue Bonds, 1994 Series K, 6.300%,
              10/01/16 (Alternative Minimum Tax)

      4,000  New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue Bonds, 1997 Series U, 5.700%,
              10/01/14 (Alternative Minimum Tax)

      2,500  New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue Bonds, 2000 Series CC, 5.875%,
              10/01/31 (Alternative Minimum Tax)

        455  Virgin Islands Housing Finance Authority, Single Family Mortgage Revenue Refunding Bonds (GNMA
              Mortgage-Backed Securities Program), 1995 Series A, 6.450%, 3/01/16 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------
             Industrial/Other - 0.1%

        145  New Jersey Economic Development Authority, District Heating and Cooling Revenue Bonds (Trigen-Trenton
              Project), 1993 Series B, 6.100%, 12/01/04 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 9.3%

             New Jersey Economic Development Authority, Economic Development Revenue Bonds (United Methodist
             Homes of New Jersey - Obligated Group Issue), Series 1998:
      1,500    5.125%, 7/01/18
      3,610    5.125%, 7/01/25

      5,100  New Jersey Economic Development Authority, Economic Development Revenue Bonds (Jewish Community
              Housing Corporation of Metropolitan New Jersey Project), Series 1999, 5.900%, 12/01/31

                                                                                                                  Optional Call
Description                                                                                                         Provisions*
--------------------------------------------------------                                                        --------
--------------------------------------------------------------------------------------------------------------------------------
Healthcare (continued)

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Robert Wood Johnson University              7/10 at 100.00
 Hospital), Series 2000, 5.750%, 7/01/31

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (St. Peter's University Hospital Issue),     7/10 at 100.00
 Series 2000A, 6.875%, 7/01/30

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Palisades Medical Center - Obligated        7/02 at 102.00
 Group Issue), Series 1992, 7.500%, 7/01/06

New Jersey Economic Development Authority, Economic Growth Lease Revenue Bonds, Remarketed 1992                 12/03 at 102.00
 Second Series B, 5.300%, 12/01/07 (Alternative Minimum Tax)

New Jersey Economic Development Authority, Revenue Bonds (RWJ Health Care Corp. at Hamilton -                    7/04 at 102.00
 Obligated Group Project), Series 1994, 6.250%, 7/01/14

Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority,  1/05 at 102.00
 Hospital Revenue Bonds (Hospital Auxilio Mutuo Obligated Group Project), 1995 Series A,
 6.250%, 7/01/16
--------------------------------------------------------------------------------------------------------------------------------
Housing/Multifamily - 5.6%

Hudson County Improvement Authority, New Jersey, Multifamily Housing Revenue Bonds (Conduit Financing -          6/04 at 100.00
 Observer Park Project), Series 1992A, 6.900%, 6/01/22 (Alternative Minimum Tax)

New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, 2000 Series A1,               3/10 at 100.00
 6.350%, 11/01/31 (Alternative Minimum Tax)

New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, 2000 Series E1,               8/10 at 100.00
 5.750%, 5/01/25

New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, 1996 Series A,                5/06 at 102.00
 6.200%, 11/01/18 (Alternative Minimum Tax)

New Jersey Housing and Mortgage Finance Agency, Housing Revenue Bonds, 1992 Series A,                            5/02 at 102.00
 6.950%, 11/01/13

New Jersey Housing and Mortgage Finance Agency, Housing Revenue Refunding Bonds, 1992 Series One,               11/02 at 102.00
 6.600%, 11/01/14

Housing Authority, City of Newark, New Jersey, Housing Revenue Bonds (GNMA Collateralized - Fairview            10/09 at 102.00
 Apartments Project), 2000 Series A, 6.300%, 10/20/19 (Alternative Minimum Tax)

North Bergen Housing Development Corporation, New Jersey, Mortgage Revenue Bonds (FHA-Insured                    3/02 at 101.50
 Mortgage Loan - Section 8 Assisted Project), Series 1978R-5, 7.400%, 9/01/20
--------------------------------------------------------------------------------------------------------------------------------
Housing/Single Family - 5.3%

New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue Bonds, 1994 Series K, 6.300%,                 7/04 at 102.00
 10/01/16 (Alternative Minimum Tax)

New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue Bonds, 1997 Series U, 5.700%,                10/07 at 101.50
 10/01/14 (Alternative Minimum Tax)

New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue Bonds, 2000 Series CC, 5.875%,               10/10 at 100.00
 10/01/31 (Alternative Minimum Tax)

Virgin Islands Housing Finance Authority, Single Family Mortgage Revenue Refunding Bonds (GNMA                   3/05 at 102.00
 Mortgage-Backed Securities Program), 1995 Series A, 6.450%, 3/01/16 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------------------
Industrial/Other - 0.1%

New Jersey Economic Development Authority, District Heating and Cooling Revenue Bonds (Trigen-Trenton           12/03 at 102.00
 Project), 1993 Series B, 6.100%, 12/01/04 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------------------
Long-Term Care - 9.3%

New Jersey Economic Development Authority, Economic Development Revenue Bonds (United Methodist
Homes of New Jersey - Obligated Group Issue), Series 1998:
  5.125%, 7/01/18                                                                                                7/08 at 102.00
  5.125%, 7/01/25                                                                                                7/08 at 102.00

New Jersey Economic Development Authority, Economic Development Revenue Bonds (Jewish Community                 12/09 at 101.00
 Housing Corporation of Metropolitan New Jersey Project), Series 1999, 5.900%, 12/01/31

Description                                                                                                     Ratings**
--------------------------------------------------------                                                        -----
--------------------------------------------------------------------------------------------------------------------------
Healthcare (continued)

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Robert Wood Johnson University                    A+
 Hospital), Series 2000, 5.750%, 7/01/31

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (St. Peter's University Hospital Issue),          BBB
 Series 2000A, 6.875%, 7/01/30

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Palisades Medical Center - Obligated            Baa3
 Group Issue), Series 1992, 7.500%, 7/01/06

New Jersey Economic Development Authority, Economic Growth Lease Revenue Bonds, Remarketed 1992                       Aa3
 Second Series B, 5.300%, 12/01/07 (Alternative Minimum Tax)

New Jersey Economic Development Authority, Revenue Bonds (RWJ Health Care Corp. at Hamilton -                         AAA
 Obligated Group Project), Series 1994, 6.250%, 7/01/14

Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority,       AAA
 Hospital Revenue Bonds (Hospital Auxilio Mutuo Obligated Group Project), 1995 Series A,
 6.250%, 7/01/16
--------------------------------------------------------------------------------------------------------------------------
Housing/Multifamily - 5.6%

Hudson County Improvement Authority, New Jersey, Multifamily Housing Revenue Bonds (Conduit Financing -                AA
 Observer Park Project), Series 1992A, 6.900%, 6/01/22 (Alternative Minimum Tax)

New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, 2000 Series A1,                    AAA
 6.350%, 11/01/31 (Alternative Minimum Tax)

New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, 2000 Series E1,                    AAA
 5.750%, 5/01/25

New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, 1996 Series A,                     AAA
 6.200%, 11/01/18 (Alternative Minimum Tax)

New Jersey Housing and Mortgage Finance Agency, Housing Revenue Bonds, 1992 Series A,                                  A+
 6.950%, 11/01/13

New Jersey Housing and Mortgage Finance Agency, Housing Revenue Refunding Bonds, 1992 Series One,                      A+
 6.600%, 11/01/14

Housing Authority, City of Newark, New Jersey, Housing Revenue Bonds (GNMA Collateralized - Fairview                  Aaa
 Apartments Project), 2000 Series A, 6.300%, 10/20/19 (Alternative Minimum Tax)

North Bergen Housing Development Corporation, New Jersey, Mortgage Revenue Bonds (FHA-Insured                         N/R
 Mortgage Loan - Section 8 Assisted Project), Series 1978R-5, 7.400%, 9/01/20
--------------------------------------------------------------------------------------------------------------------------
Housing/Single Family - 5.3%

New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue Bonds, 1994 Series K, 6.300%,                      AAA
 10/01/16 (Alternative Minimum Tax)

New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue Bonds, 1997 Series U, 5.700%,                      AAA
 10/01/14 (Alternative Minimum Tax)

New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue Bonds, 2000 Series CC, 5.875%,                     AAA
 10/01/31 (Alternative Minimum Tax)

Virgin Islands Housing Finance Authority, Single Family Mortgage Revenue Refunding Bonds (GNMA                        AAA
 Mortgage-Backed Securities Program), 1995 Series A, 6.450%, 3/01/16 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------------
Industrial/Other - 0.1%

New Jersey Economic Development Authority, District Heating and Cooling Revenue Bonds (Trigen-Trenton                BBB-
 Project), 1993 Series B, 6.100%, 12/01/04 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------------
Long-Term Care - 9.3%

New Jersey Economic Development Authority, Economic Development Revenue Bonds (United Methodist
Homes of New Jersey - Obligated Group Issue), Series 1998:
  5.125%, 7/01/18                                                                                                    BBB-
  5.125%, 7/01/25                                                                                                    BBB-

New Jersey Economic Development Authority, Economic Development Revenue Bonds (Jewish Community                       Aa3
 Housing Corporation of Metropolitan New Jersey Project), Series 1999, 5.900%, 12/01/31

                                                                                                                      Market
Description                                                                                                            Value
--------------------------------------------------------                                                        -------
----------------------------------------------------------------------------------------------------------------------------
Healthcare (continued)

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Robert Wood Johnson University             $  1,039,850
 Hospital), Series 2000, 5.750%, 7/01/31

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (St. Peter's University Hospital Issue),       1,567,980
 Series 2000A, 6.875%, 7/01/30

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Palisades Medical Center - Obligated            184,230
 Group Issue), Series 1992, 7.500%, 7/01/06

New Jersey Economic Development Authority, Economic Growth Lease Revenue Bonds, Remarketed 1992                      653,688
 Second Series B, 5.300%, 12/01/07 (Alternative Minimum Tax)

New Jersey Economic Development Authority, Revenue Bonds (RWJ Health Care Corp. at Hamilton -                        327,864
 Obligated Group Project), Series 1994, 6.250%, 7/01/14

Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority,    1,102,030
 Hospital Revenue Bonds (Hospital Auxilio Mutuo Obligated Group Project), 1995 Series A,
 6.250%, 7/01/16
----------------------------------------------------------------------------------------------------------------------------
Housing/Multifamily - 5.6%

Hudson County Improvement Authority, New Jersey, Multifamily Housing Revenue Bonds (Conduit Financing -              410,928
 Observer Park Project), Series 1992A, 6.900%, 6/01/22 (Alternative Minimum Tax)

New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, 2000 Series A1,                 1,600,890
 6.350%, 11/01/31 (Alternative Minimum Tax)

New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, 2000 Series E1,                 1,453,225
 5.750%, 5/01/25

New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, 1996 Series A,                  1,587,510
 6.200%, 11/01/18 (Alternative Minimum Tax)

New Jersey Housing and Mortgage Finance Agency, Housing Revenue Bonds, 1992 Series A,                                716,989
 6.950%, 11/01/13

New Jersey Housing and Mortgage Finance Agency, Housing Revenue Refunding Bonds, 1992 Series One,                    517,520
 6.600%, 11/01/14

Housing Authority, City of Newark, New Jersey, Housing Revenue Bonds (GNMA Collateralized - Fairview               1,146,168
 Apartments Project), 2000 Series A, 6.300%, 10/20/19 (Alternative Minimum Tax)

North Bergen Housing Development Corporation, New Jersey, Mortgage Revenue Bonds (FHA-Insured                        507,890
 Mortgage Loan - Section 8 Assisted Project), Series 1978R-5, 7.400%, 9/01/20
----------------------------------------------------------------------------------------------------------------------------
Housing/Single Family - 5.3%

New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue Bonds, 1994 Series K, 6.300%,                     261,170
 10/01/16 (Alternative Minimum Tax)

New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue Bonds, 1997 Series U, 5.700%,                   4,213,280
 10/01/14 (Alternative Minimum Tax)

New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue Bonds, 2000 Series CC, 5.875%,                  2,589,325
 10/01/31 (Alternative Minimum Tax)

Virgin Islands Housing Finance Authority, Single Family Mortgage Revenue Refunding Bonds (GNMA                       473,578
 Mortgage-Backed Securities Program), 1995 Series A, 6.450%, 3/01/16 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------
Industrial/Other - 0.1%

New Jersey Economic Development Authority, District Heating and Cooling Revenue Bonds (Trigen-Trenton                146,685
 Project), 1993 Series B, 6.100%, 12/01/04 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------
Long-Term Care - 9.3%

New Jersey Economic Development Authority, Economic Development Revenue Bonds (United Methodist
Homes of New Jersey - Obligated Group Issue), Series 1998:
  5.125%, 7/01/18                                                                                                  1,324,425
  5.125%, 7/01/25                                                                                                  3,032,797

New Jersey Economic Development Authority, Economic Development Revenue Bonds (Jewish Community                    5,473,779
 Housing Corporation of Metropolitan New Jersey Project), Series 1999, 5.900%, 12/01/31

--------------------------------------------------------------------------------
21

Portfolio of Investments
NUVEEN NEW JERSEY MUNICIPAL BOND FUND (continued)
February 28, 2002

   Principal
Amount (000) Description
--------------------------------------------------------------------------------------------------------------------------
             Long-Term Care (continued)

             New Jersey Healthcare Facilities Financing Authority, Healthcare Facilities Revenue Bonds (The House of the
             Good Shepherd - Obligated Group Issue), Series 2001:
    $  1,000   5.100%, 7/01/21
      1,100    5.200%, 7/01/31

      1,300  New Jersey Economic Development Authority, Fixed Rate First Mortgage Revenue Bonds (Cadbury
              Corporation Project), Series 1998A, 5.500%, 7/01/18
--------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 10.8%

        200  Atlantic City, New Jersey, General Obligation General Improvement Bonds, Series 1994, 5.650%, 8/15/04

        100  Atlantic County, New Jersey, General Improvement Bonds, 6.000%, 1/01/07

        100  Camden County, New Jersey, General Obligation Refunding Bonds, Series 1992, 5.500%, 6/01/02

        500  Board of Education, Township of Hillsborough, Somerset County, New Jersey, General Obligation School
              Purpose Bonds, Series 1992, 5.875%, 8/01/11

      2,645  Board of Education, Township of Middletown, Monmouth County, New Jersey, School Bonds,
              5.800%, 8/01/21

      3,500  Board of Education, Township of Middletown, Monmouth County, New Jersey, Refunding School Bonds,
              5.000%, 8/01/22

        100  Township of Montclair, Essex County, New Jersey, General Obligation School Bonds, Series 1992,
              5.800%, 3/01/06

             State of New Jersey, General Obligation Bonds, Series D:
        200   0.000%, 2/15/03
      1,000   5.800%, 2/15/07

        165  Parsippany-Troy Hills Township, New Jersey, General Obligation Refunding Bonds, Series 1992,
              0.000%, 4/01/07

        185  Board of Education, City of Perth Amboy, Middlesex County, New Jersey, School Bonds, 6.200%, 8/01/04

      2,000  Commonwealth of Puerto Rico, General Obligation Public Improvement Refunding Bonds, Series 1997,-
              5.375%, 7/01/21

      2,000  Commonwealth of Puerto Rico, General Obligation Public Improvement Refunding Bonds, Series 1995,
              5.750%, 7/01/24

      1,500  Commonwealth of Puerto Rico, General Obligation Public Improvement Refunding Bonds, Series 2001,
              5.125%, 7/01/30

        250  City of Union, Hudson County, New Jersey, General Obligation School Purpose Bonds, Series 1992,
              6.375%, 11/01/10
--------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 17.4%

        500  Essex County Improvement Authority, New Jersey, Guaranteed Pooled Revenue Bonds, Series 1992A,
              6.500%, 12/01/12

        960  Board of Education, Borough of Little Ferry, Bergen County, New Jersey, Certificates of Participation,
              6.300%, 1/15/08

        250  Mercer County Improvement Authority, New Jersey, County Guaranteed Solid Waste Revenue Bonds (Site and
              Disposal Facilities Project), Refunding Issue 1992, 0.000%, 4/01/04

      3,000  Middlesex County, New Jersey, Certificates of Participation, Series 2001, 5.000%, 8/01/22

      3,025  Middlesex County Improvement Authority, New Jersey, County Guaranteed Open Space Trust Fund Revenue
              Bonds, Series 1999, 5.250%, 9/15/15

      5,280  New Jersey Economic Development Authority, Lease Revenue Bonds (Bergen County Administration Complex),
              Series 1998, 4.750%, 11/15/26

             New Jersey Economic Development Authority, Senior Lien Revenue Bonds (Market Transition Facility),
             Series 1994A:
        300   7.000%, 7/01/04
        650   5.875%, 7/01/11

                                                                                                               Optional Call
Description                                                                                                      Provisions*
-----------------------------------------------------------------------------------------------------------------------------
Long-Term Care (continued)

New Jersey Healthcare Facilities Financing Authority, Healthcare Facilities Revenue Bonds (The House of the
Good Shepherd - Obligated Group Issue), Series 2001:
  5.100%, 7/01/21                                                                                             7/11 at 100.00
  5.200%, 7/01/31                                                                                             7/11 at 100.00

New Jersey Economic Development Authority, Fixed Rate First Mortgage Revenue Bonds (Cadbury                   7/08 at 102.00
 Corporation Project), Series 1998A, 5.500%, 7/01/18
-----------------------------------------------------------------------------------------------------------------------------
Tax Obligation/General - 10.8%

Atlantic City, New Jersey, General Obligation General Improvement Bonds, Series 1994, 5.650%, 8/15/04           No Opt. Call

Atlantic County, New Jersey, General Improvement Bonds, 6.000%, 1/01/07                                       1/04 at 101.00

Camden County, New Jersey, General Obligation Refunding Bonds, Series 1992, 5.500%, 6/01/02                     No Opt. Call

Board of Education, Township of Hillsborough, Somerset County, New Jersey, General Obligation School            No Opt. Call
 Purpose Bonds, Series 1992, 5.875%, 8/01/11

Board of Education, Township of Middletown, Monmouth County, New Jersey, School Bonds,                        8/07 at 100.00
 5.800%, 8/01/21

Board of Education, Township of Middletown, Monmouth County, New Jersey, Refunding School Bonds,              8/10 at 100.00
 5.000%, 8/01/22

Township of Montclair, Essex County, New Jersey, General Obligation School Bonds, Series 1992,                3/02 at 100.50
 5.800%, 3/01/06

State of New Jersey, General Obligation Bonds, Series D:
 0.000%, 2/15/03                                                                                               No Opt. Call
 5.800%, 2/15/07                                                                                               No Opt. Call

Parsippany-Troy Hills Township, New Jersey, General Obligation Refunding Bonds, Series 1992,                    No Opt. Call
 0.000%, 4/01/07

Board of Education, City of Perth Amboy, Middlesex County, New Jersey, School Bonds, 6.200%, 8/01/04            No Opt. Call

Commonwealth of Puerto Rico, General Obligation Public Improvement Refunding Bonds, Series 1997,-             7/07 at 101.50
 5.375%, 7/01/21

Commonwealth of Puerto Rico, General Obligation Public Improvement Refunding Bonds, Series 1995,              7/05 at 101.50
 5.750%, 7/01/24

Commonwealth of Puerto Rico, General Obligation Public Improvement Refunding Bonds, Series 2001,              7/11 at 100.00
 5.125%, 7/01/30

City of Union, Hudson County, New Jersey, General Obligation School Purpose Bonds, Series 1992,                 No Opt. Call
 6.375%, 11/01/10
-----------------------------------------------------------------------------------------------------------------------------
Tax Obligation/Limited - 17.4%

Essex County Improvement Authority, New Jersey, Guaranteed Pooled Revenue Bonds, Series 1992A,               12/02 at 102.00
 6.500%, 12/01/12

Board of Education, Borough of Little Ferry, Bergen County, New Jersey, Certificates of Participation,          No Opt. Call
 6.300%, 1/15/08

Mercer County Improvement Authority, New Jersey, County Guaranteed Solid Waste Revenue Bonds (Site and          No Opt. Call
 Disposal Facilities Project), Refunding Issue 1992, 0.000%, 4/01/04

Middlesex County, New Jersey, Certificates of Participation, Series 2001, 5.000%, 8/01/22                     8/11 at 100.00

Middlesex County Improvement Authority, New Jersey, County Guaranteed Open Space Trust Fund Revenue           9/09 at 100.00
 Bonds, Series 1999, 5.250%, 9/15/15

New Jersey Economic Development Authority, Lease Revenue Bonds (Bergen County Administration Complex),       11/08 at 101.00
 Series 1998, 4.750%, 11/15/26

New Jersey Economic Development Authority, Senior Lien Revenue Bonds (Market Transition Facility),
Series 1994A:
 7.000%, 7/01/04                                                                                                No Opt. Call
 5.875%, 7/01/11                                                                                              7/04 at 102.00

Description                                                                                                  Ratings**
-----------------------------------------------------------------------------------------------------------------------
Long-Term Care (continued)

New Jersey Healthcare Facilities Financing Authority, Healthcare Facilities Revenue Bonds (The House of the
Good Shepherd - Obligated Group Issue), Series 2001:
  5.100%, 7/01/21                                                                                                   AA
  5.200%, 7/01/31                                                                                                   AA

New Jersey Economic Development Authority, Fixed Rate First Mortgage Revenue Bonds (Cadbury                          A
 Corporation Project), Series 1998A, 5.500%, 7/01/18
-----------------------------------------------------------------------------------------------------------------------
Tax Obligation/General - 10.8%

Atlantic City, New Jersey, General Obligation General Improvement Bonds, Series 1994, 5.650%, 8/15/04                A

Atlantic County, New Jersey, General Improvement Bonds, 6.000%, 1/01/07                                            AAA

Camden County, New Jersey, General Obligation Refunding Bonds, Series 1992, 5.500%, 6/01/02                        AAA

Board of Education, Township of Hillsborough, Somerset County, New Jersey, General Obligation School                AA
 Purpose Bonds, Series 1992, 5.875%, 8/01/11

Board of Education, Township of Middletown, Monmouth County, New Jersey, School Bonds,                             AAA
 5.800%, 8/01/21

Board of Education, Township of Middletown, Monmouth County, New Jersey, Refunding School Bonds,                   AAA
 5.000%, 8/01/22

Township of Montclair, Essex County, New Jersey, General Obligation School Bonds, Series 1992,                     AAA
 5.800%, 3/01/06

State of New Jersey, General Obligation Bonds, Series D:
 0.000%, 2/15/03                                                                                                  AA+
 5.800%, 2/15/07                                                                                                  AA+

Parsippany-Troy Hills Township, New Jersey, General Obligation Refunding Bonds, Series 1992,                       AA-
 0.000%, 4/01/07

Board of Education, City of Perth Amboy, Middlesex County, New Jersey, School Bonds, 6.200%, 8/01/04               AAA

Commonwealth of Puerto Rico, General Obligation Public Improvement Refunding Bonds, Series 1997,-                  AAA
 5.375%, 7/01/21

Commonwealth of Puerto Rico, General Obligation Public Improvement Refunding Bonds, Series 1995,                   AAA
 5.750%, 7/01/24

Commonwealth of Puerto Rico, General Obligation Public Improvement Refunding Bonds, Series 2001,                   AAA
 5.125%, 7/01/30

City of Union, Hudson County, New Jersey, General Obligation School Purpose Bonds, Series 1992,                    AAA
 6.375%, 11/01/10
-----------------------------------------------------------------------------------------------------------------------
Tax Obligation/Limited - 17.4%

Essex County Improvement Authority, New Jersey, Guaranteed Pooled Revenue Bonds, Series 1992A,                    Baa1
 6.500%, 12/01/12

Board of Education, Borough of Little Ferry, Bergen County, New Jersey, Certificates of Participation,             N/R
 6.300%, 1/15/08

Mercer County Improvement Authority, New Jersey, County Guaranteed Solid Waste Revenue Bonds (Site and             AAA
 Disposal Facilities Project), Refunding Issue 1992, 0.000%, 4/01/04

Middlesex County, New Jersey, Certificates of Participation, Series 2001, 5.000%, 8/01/22                          AAA

Middlesex County Improvement Authority, New Jersey, County Guaranteed Open Space Trust Fund Revenue                AAA
 Bonds, Series 1999, 5.250%, 9/15/15

New Jersey Economic Development Authority, Lease Revenue Bonds (Bergen County Administration Complex),             Aaa
 Series 1998, 4.750%, 11/15/26

New Jersey Economic Development Authority, Senior Lien Revenue Bonds (Market Transition Facility),
Series 1994A:
 7.000%, 7/01/04                                                                                                   AAA
 5.875%, 7/01/11                                                                                                   AAA

                                                                                                                   Market
Description                                                                                                         Value
-------------------------------------------------------------------------------------------------------------------------
Long-Term Care (continued)

New Jersey Healthcare Facilities Financing Authority, Healthcare Facilities Revenue Bonds (The House of the
Good Shepherd - Obligated Group Issue), Series 2001:
  5.100%, 7/01/21                                                                                            $  1,002,510
  5.200%, 7/01/31                                                                                               1,103,553

New Jersey Economic Development Authority, Fixed Rate First Mortgage Revenue Bonds (Cadbury                     1,316,809
 Corporation Project), Series 1998A, 5.500%, 7/01/18
-------------------------------------------------------------------------------------------------------------------------
Tax Obligation/General - 10.8%

Atlantic City, New Jersey, General Obligation General Improvement Bonds, Series 1994, 5.650%, 8/15/04             215,010

Atlantic County, New Jersey, General Improvement Bonds, 6.000%, 1/01/07                                           107,845

Camden County, New Jersey, General Obligation Refunding Bonds, Series 1992, 5.500%, 6/01/02                       101,060

Board of Education, Township of Hillsborough, Somerset County, New Jersey, General Obligation School              571,940
 Purpose Bonds, Series 1992, 5.875%, 8/01/11

Board of Education, Township of Middletown, Monmouth County, New Jersey, School Bonds,                          2,972,610
 5.800%, 8/01/21

Board of Education, Township of Middletown, Monmouth County, New Jersey, Refunding School Bonds,                3,534,615
 5.000%, 8/01/22

Township of Montclair, Essex County, New Jersey, General Obligation School Bonds, Series 1992,                    100,881
 5.800%, 3/01/06

State of New Jersey, General Obligation Bonds, Series D:
 0.000%, 2/15/03                                                                                                 196,828
 5.800%, 2/15/07                                                                                               1,111,410

Parsippany-Troy Hills Township, New Jersey, General Obligation Refunding Bonds, Series 1992,                      137,762
 0.000%, 4/01/07

Board of Education, City of Perth Amboy, Middlesex County, New Jersey, School Bonds, 6.200%, 8/01/04              202,085

Commonwealth of Puerto Rico, General Obligation Public Improvement Refunding Bonds, Series 1997,-               2,078,460
 5.375%, 7/01/21

Commonwealth of Puerto Rico, General Obligation Public Improvement Refunding Bonds, Series 1995,                2,241,880
 5.750%, 7/01/24

Commonwealth of Puerto Rico, General Obligation Public Improvement Refunding Bonds, Series 2001,                1,511,190
 5.125%, 7/01/30

City of Union, Hudson County, New Jersey, General Obligation School Purpose Bonds, Series 1992,                   295,658
 6.375%, 11/01/10
-------------------------------------------------------------------------------------------------------------------------
Tax Obligation/Limited - 17.4%

Essex County Improvement Authority, New Jersey, Guaranteed Pooled Revenue Bonds, Series 1992A,                    516,215
 6.500%, 12/01/12

Board of Education, Borough of Little Ferry, Bergen County, New Jersey, Certificates of Participation,          1,022,237
 6.300%, 1/15/08

Mercer County Improvement Authority, New Jersey, County Guaranteed Solid Waste Revenue Bonds (Site and            237,560
 Disposal Facilities Project), Refunding Issue 1992, 0.000%, 4/01/04

Middlesex County, New Jersey, Certificates of Participation, Series 2001, 5.000%, 8/01/22                       3,032,460

Middlesex County Improvement Authority, New Jersey, County Guaranteed Open Space Trust Fund Revenue             3,191,526
 Bonds, Series 1999, 5.250%, 9/15/15

New Jersey Economic Development Authority, Lease Revenue Bonds (Bergen County Administration Complex),          5,097,154
 Series 1998, 4.750%, 11/15/26

New Jersey Economic Development Authority, Senior Lien Revenue Bonds (Market Transition Facility),
Series 1994A:
 7.000%, 7/01/04                                                                                                  331,554
 5.875%, 7/01/11                                                                                                  717,113

--------------------------------------------------------------------------------
22

   Principal
Amount (000) Description
---------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

   $    100  New Jersey Sports and Exposition Authority, Convention Center Luxury Tax Bonds, 1992 Series A,
              6.000%, 7/01/07

        100  North Jersey District Water Supply Commission, New Jersey, Revenue Refunding Bonds (Wanaque South
              Project), Series 1993, 5.700%, 7/01/05

        170  Puerto Rico Aqueduct and Sewer Authority, Refunding Bonds (Guaranteed by the Commonwealth of Puerto
              Rico), Series 1995, 5.000%, 7/01/15

      5,000  Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, 1998 Series A,
              5.125%, 6/01/24

      5,000  Union County Utilities Authority, New Jersey, Solid Waste Bonds (County Deficiency Agreement),
              Series 1998A, 5.000%, 6/15/28 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------
             Transportation - 14.4%

      2,150  Delaware River Port Authority, New Jersey, Port District Project Bonds, 1998 Series B, 5.000%, 1/01/26

      3,500  Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 1999, 5.750%, 1/01/22

        100  Parking Authority, City of Hoboken, Hudson County, New Jersey, Parking General Revenue Refunding Bonds,
              Series 1992A, 6.625%, 3/01/09

      1,750  New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 1991C, 6.500%, 1/01/08

        125  Port Authority of New York and New Jersey, Consolidated Bonds, Ninety-Sixth Series, 6.600%, 10/01/23
              (Alternative Minimum Tax)

        200  Port Authority of New York and New Jersey, Consolidated Bonds, Ninety-Fifth Series, 5.500%, 7/15/05
              (Alternative Minimum Tax)

      1,000  Port Authority of New York and New Jersey, Consolidated Bonds, One Hundred and Ninth Series,
              5.375%, 7/15/22

      2,000  Port Authority of New York and New Jersey, Consolidated Bonds, One Hundred and Twelfth Series,
              5.250%, 12/01/13 (Alternative Minimum Tax)

             Port Authority of New York and New Jersey, Special Project Bonds (JFK International Air Terminal L.L.C.
             Project), Series 6:
       2,125  6.250%, 12/01/08 (Alternative Minimum Tax)
       1,000  7.000%, 12/01/12 (Alternative Minimum Tax)
       2,000  5.750%, 12/01/22 (Alternative Minimum Tax)
       3,100  5.750%, 12/01/25 (Alternative Minimum Tax)

         45  South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, 1992 Series B,
              5.900%, 11/01/06
---------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 9.9%

        100  Board of Education, Atlantic City, Atlantic County, New Jersey, School Bonds, Series 1992,
              6.000%, 12/01/06 (Pre-refunded to 12/01/02)

        150  Bergen County Utilities Authority, New Jersey, Water Pollution Control System Revenue Bonds, Series B,
              6.000%, 12/15/13 (Pre-refunded to 12/15/02)

             Essex County Improvement Authority, City of Newark, New Jersey, General Obligation Lease Revenue Bonds,
             Series 1994:
         620  6.350%, 4/01/07 (Pre-refunded to 4/01/04)
         450  6.600%, 4/01/14 (Pre-refunded to 4/01/04)

        100  Essex County Improvement Authority, New Jersey, General Obligation Lease Revenue Bonds (County Jail and
              Youth House Projects), Series 1994, 6.900%, 12/01/14 (Pre-refunded to 12/01/04)

      1,680  Lafayette Yard Community Development Corporation, City of Trenton, New Jersey, Guaranteed Revenue
              Bonds (Hotel-Conference Center Project), Series 2000, 6.000%, 4/01/29 (Pre-refunded to 4/01/10)

             Monmouth County Improvement Authority, New Jersey, Revenue Bonds (Howell Township Board of
             Education Project), Series 1992:
         100  6.000%, 7/01/03 (Pre-refunded to 7/01/02)
          50  6.450%, 7/01/08 (Pre-refunded to 7/01/02)

                                                                                                          Optional Call
Description                                                                                                 Provisions*
------------------------------------------------------------------------------------------------------------------------
Tax Obligation/Limited (continued)

New Jersey Sports and Exposition Authority, Convention Center Luxury Tax Bonds, 1992 Series A,           7/02 at 102.00
 6.000%, 7/01/07

North Jersey District Water Supply Commission, New Jersey, Revenue Refunding Bonds (Wanaque South        7/03 at 102.00
 Project), Series 1993, 5.700%, 7/01/05

Puerto Rico Aqueduct and Sewer Authority, Refunding Bonds (Guaranteed by the Commonwealth of Puerto      7/06 at 101.50
 Rico), Series 1995, 5.000%, 7/01/15

Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, 1998 Series A,                   No Opt. Call
 5.125%, 6/01/24

Union County Utilities Authority, New Jersey, Solid Waste Bonds (County Deficiency Agreement),           6/08 at 102.00
 Series 1998A, 5.000%, 6/15/28 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------
Transportation - 14.4%

Delaware River Port Authority, New Jersey, Port District Project Bonds, 1998 Series B, 5.000%, 1/01/26   1/08 at 101.00

Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 1999, 5.750%, 1/01/22  1/10 at 100.00

Parking Authority, City of Hoboken, Hudson County, New Jersey, Parking General Revenue Refunding Bonds,  3/02 at 102.00
 Series 1992A, 6.625%, 3/01/09

New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 1991C, 6.500%, 1/01/08                       No Opt. Call

Port Authority of New York and New Jersey, Consolidated Bonds, Ninety-Sixth Series, 6.600%, 10/01/23    10/04 at 101.00
 (Alternative Minimum Tax)

Port Authority of New York and New Jersey, Consolidated Bonds, Ninety-Fifth Series, 5.500%, 7/15/05      7/04 at 101.00
 (Alternative Minimum Tax)

Port Authority of New York and New Jersey, Consolidated Bonds, One Hundred and Ninth Series,             1/07 at 101.00
 5.375%, 7/15/22

Port Authority of New York and New Jersey, Consolidated Bonds, One Hundred and Twelfth Series,           6/05 at 101.00
 5.250%, 12/01/13 (Alternative Minimum Tax)

Port Authority of New York and New Jersey, Special Project Bonds (JFK International Air Terminal L.L.C.
Project), Series 6:
 6.250%, 12/01/08 (Alternative Minimum Tax)                                                               No Opt. Call
 7.000%, 12/01/12 (Alternative Minimum Tax)                                                               No Opt. Call
 5.750%, 12/01/22 (Alternative Minimum Tax)                                                            12/07 at 102.00
 5.750%, 12/01/25 (Alternative Minimum Tax)                                                            12/07 at 100.00

South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, 1992 Series B,  11/02 at 102.00
 5.900%, 11/01/06
------------------------------------------------------------------------------------------------------------------------
U.S. Guaranteed - 9.9%

Board of Education, Atlantic City, Atlantic County, New Jersey, School Bonds, Series 1992,              12/02 at 102.00
 6.000%, 12/01/06 (Pre-refunded to 12/01/02)

Bergen County Utilities Authority, New Jersey, Water Pollution Control System Revenue Bonds, Series B,  12/02 at 102.00
 6.000%, 12/15/13 (Pre-refunded to 12/15/02)

Essex County Improvement Authority, City of Newark, New Jersey, General Obligation Lease Revenue Bonds,
Series 1994:
 6.350%, 4/01/07 (Pre-refunded to 4/01/04)                                                              4/04 at 102.00
 6.600%, 4/01/14 (Pre-refunded to 4/01/04)                                                              4/04 at 102.00

Essex County Improvement Authority, New Jersey, General Obligation Lease Revenue Bonds (County Jail and 12/04 at 102.00
 Youth House Projects), Series 1994, 6.900%, 12/01/14 (Pre-refunded to 12/01/04)

Lafayette Yard Community Development Corporation, City of Trenton, New Jersey, Guaranteed Revenue        4/10 at 101.00
 Bonds (Hotel-Conference Center Project), Series 2000, 6.000%, 4/01/29 (Pre-refunded to 4/01/10)

Monmouth County Improvement Authority, New Jersey, Revenue Bonds (Howell Township Board of
Education Project), Series 1992:
 6.000%, 7/01/03 (Pre-refunded to 7/01/02)                                                              7/02 at 102.00
 6.450%, 7/01/08 (Pre-refunded to 7/01/02)                                                              7/02 at 102.00

                                                                                                                         Market
Description                                                                                             Ratings**         Value
-------------------------------------------------------------------------------------------------------------------------------
Tax Obligation/Limited (continued)

New Jersey Sports and Exposition Authority, Convention Center Luxury Tax Bonds, 1992 Series A,                AAA  $    103,566
 6.000%, 7/01/07

North Jersey District Water Supply Commission, New Jersey, Revenue Refunding Bonds (Wanaque South             AAA       105,818
 Project), Series 1993, 5.700%, 7/01/05

Puerto Rico Aqueduct and Sewer Authority, Refunding Bonds (Guaranteed by the Commonwealth of Puerto             A       173,273
 Rico), Series 1995, 5.000%, 7/01/15

Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, 1998 Series A,                      AAA     5,223,900
 5.125%, 6/01/24

Union County Utilities Authority, New Jersey, Solid Waste Bonds (County Deficiency Agreement),                Aaa     4,878,150
 Series 1998A, 5.000%, 6/15/28 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------------------
Transportation - 14.4%

Delaware River Port Authority, New Jersey, Port District Project Bonds, 1998 Series B, 5.000%, 1/01/26        AAA     2,150,473

Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 1999, 5.750%, 1/01/22       AAA     3,753,890

Parking Authority, City of Hoboken, Hudson County, New Jersey, Parking General Revenue Refunding Bonds,      Baa1       102,206
 Series 1992A, 6.625%, 3/01/09

New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 1991C, 6.500%, 1/01/08                           A-     2,006,690

Port Authority of New York and New Jersey, Consolidated Bonds, Ninety-Sixth Series, 6.600%, 10/01/23          AAA       132,420
 (Alternative Minimum Tax)

Port Authority of New York and New Jersey, Consolidated Bonds, Ninety-Fifth Series, 5.500%, 7/15/05           AA-       212,372
 (Alternative Minimum Tax)

Port Authority of New York and New Jersey, Consolidated Bonds, One Hundred and Ninth Series,                  AA-     1,024,190
 5.375%, 7/15/22

Port Authority of New York and New Jersey, Consolidated Bonds, One Hundred and Twelfth Series,                AA-     2,053,260
 5.250%, 12/01/13 (Alternative Minimum Tax)

Port Authority of New York and New Jersey, Special Project Bonds (JFK International Air Terminal L.L.C.
Project), Series 6:
 6.250%, 12/01/08 (Alternative Minimum Tax)                                                                  AAA     2,418,484
 7.000%, 12/01/12 (Alternative Minimum Tax)                                                                  AAA     1,218,440
 5.750%, 12/01/22 (Alternative Minimum Tax)                                                                  AAA     2,107,800
 5.750%, 12/01/25 (Alternative Minimum Tax)                                                                  AAA     3,218,730

South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, 1992 Series B,        AAA        47,183
 5.900%, 11/01/06
-------------------------------------------------------------------------------------------------------------------------------
U.S. Guaranteed - 9.9%

Board of Education, Atlantic City, Atlantic County, New Jersey, School Bonds, Series 1992,                    AAA       105,470
 6.000%, 12/01/06 (Pre-refunded to 12/01/02)

Bergen County Utilities Authority, New Jersey, Water Pollution Control System Revenue Bonds, Series B,        AAA       158,412
 6.000%, 12/15/13 (Pre-refunded to 12/15/02)

Essex County Improvement Authority, City of Newark, New Jersey, General Obligation Lease Revenue Bonds,
Series 1994:
 6.350%, 4/01/07 (Pre-refunded to 4/01/04)                                                               BBB+***       683,538
 6.600%, 4/01/14 (Pre-refunded to 4/01/04)                                                               BBB+***       498,402

Essex County Improvement Authority, New Jersey, General Obligation Lease Revenue Bonds (County Jail and       AAA       114,431
 Youth House Projects), Series 1994, 6.900%, 12/01/14 (Pre-refunded to 12/01/04)

Lafayette Yard Community Development Corporation, City of Trenton, New Jersey, Guaranteed Revenue             Aaa     1,939,459
 Bonds (Hotel-Conference Center Project), Series 2000, 6.000%, 4/01/29 (Pre-refunded to 4/01/10)

Monmouth County Improvement Authority, New Jersey, Revenue Bonds (Howell Township Board of
Education Project), Series 1992:
 6.000%, 7/01/03 (Pre-refunded to 7/01/02)                                                                 AA***       103,563
 6.450%, 7/01/08 (Pre-refunded to 7/01/02)                                                                 AA***        51,858

--------------------------------------------------------------------------------
23

Portfolio of Investments
NUVEEN NEW JERSEY MUNICIPAL BOND FUND (continued)
February 28, 2002

   Principal
Amount (000) Description
-----------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed (continued)

   $  1,180  New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Hackensack Hospital), Series 1979A,
              8.750%, 7/01/09

        200  New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Newark Beth Israel Medical Center
              Issue), Series 1994, 6.000%, 7/01/16 (Pre-refunded to 7/01/04)

        250  New Jersey Healthcare Facilities Financing Authority, Revenue Refunding Bonds (Irvington General Hospital
              Issue - FHA-Insured Mortgage), Series 1994, 6.375%, 8/01/15 (Pre-refunded to 8/01/04)

        250  New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Monmouth Medical Center Issue),
              Series C, 6.250%, 7/01/16 (Pre-refunded to 7/01/04)

             New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Bayonne Hospital Obligated Group),
             Series 1994:
          35  6.400%, 7/01/07 (Pre-refunded to 7/01/04)
          25  6.250%, 7/01/12 (Pre-refunded to 7/01/04)

        280  New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Palisades Medical Center -
              Obligated Group Issue), Series 1992, 7.500%, 7/01/06 (Pre-refunded to 7/01/02)

        250  New Jersey Economic Development Authority, Solid Waste Disposal Facility Revenue Bonds
              (Garden State Paper Company, Inc. Project), Series 1992, 7.125%, 4/01/22 (Alternative Minimum Tax)
              (Pre-refunded to 4/01/02)

        180  New Jersey Economic Development Authority, Economic Growth Bonds (Composite Issue), 1992 Second
              Series A3, 6.550%, 12/01/07 (Alternative Minimum Tax) (Pre-refunded to 12/01/02)

        625  New Jersey Economic Development Authority, Insured Revenue Bonds (Educational Testing Service Issue),
              Series 1995B, 6.125%, 5/15/15 (Pre-refunded to 5/15/05)

        250  New Jersey Sports and Exposition Authority, Convention Center Luxury Tax Bonds, 1992 Series A,
              6.250%, 7/01/20 (Pre-refunded to 7/01/02)

        100  New Jersey Educational Facilities Authority, Revenue Bonds (Stevens Institute of Technology
              Issue), 1992 Series A, 6.400%, 7/01/03 (Pre-refunded to 7/01/02)

         70  New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 1984, 10.375%, 1/01/03

        200  New Jersey Wastewater Treatment Trust, Wastewater Treatment Bonds, Series 1994A, 6.500%, 4/01/14
              (Pre-refunded to 4/01/04)

        300  Township of North Bergen, Hudson County, New Jersey, General Obligation Fiscal Year Adjustment Bonds,
              Series 1992, 6.500%, 8/15/12 (Pre-refunded to 8/15/02)

         60  Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series T, 6.625%, 7/01/18
              (Pre-refunded to 7/01/02)

      3,900  Puerto Rico Infrastructure Financing Authority, Special Obligation Bonds, 2000 Series A, 5.375%, 10/01/24

         55  South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, 1992 Series B,
              5.900%, 11/01/06 (Pre-refunded to 11/01/02)

      1,100  Sparta Township School District, New Jersey, General Obligation - Unlimited Tax Bonds, 5.800%, 9/01/18
              (Pre-refunded to 9/01/06)

        300  Wanaque Borough Sewerage Authority, Passaic County, New Jersey, Sewer Revenue Bonds, Series 1992
              (Bank Qualified), 7.000%, 12/01/21 (Pre-refunded to 12/01/02)

         75  Wanaque Valley Regional Sewerage Authority, Passaic County, New Jersey, Sewer Revenue Bonds,
              1993 Series A, 6.125%, 9/01/22 (Pre-refunded to 9/01/03)
-----------------------------------------------------------------------------------------------------------------------
             Utilities - 4.5%

      1,155  Pollution Control Financing Authority, Camden County, New Jersey, Solid Waste Disposal and Resource
              Recovery System Revenue Bonds, Series 1991D, 7.250%, 12/01/10

      2,500  New Jersey Economic Development Authority, Pollution Control Revenue Refunding Bonds (PSEG Power L.L.C.
              Project), Series 2001A, 5.000%, 3/01/12

        300  Port Authority of New York and New Jersey, Special Project Bonds (KIAC Partners Project), Series 4,
              7.000%, 10/01/07 (Alternative Minimum Tax)

        790  Puerto Rico Electric Power Authority, Power Revenue Bonds, Series S, 7.000%, 7/01/07

      1,500  Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series Z, 5.250%, 7/01/21

                                                                                                            Optional Call
Description                                                                                                   Provisions*
--------------------------------------------------------------------------------------------------------------------------
U.S. Guaranteed (continued)

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Hackensack Hospital), Series 1979A,     No Opt. Call
 8.750%, 7/01/09

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Newark Beth Israel Medical Center     7/04 at 102.00
 Issue), Series 1994, 6.000%, 7/01/16 (Pre-refunded to 7/01/04)

New Jersey Healthcare Facilities Financing Authority, Revenue Refunding Bonds (Irvington General Hospital  8/04 at 102.00
 Issue - FHA-Insured Mortgage), Series 1994, 6.375%, 8/01/15 (Pre-refunded to 8/01/04)

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Monmouth Medical Center Issue),       7/04 at 102.00
 Series C, 6.250%, 7/01/16 (Pre-refunded to 7/01/04)

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Bayonne Hospital Obligated Group),
Series 1994:
 6.400%, 7/01/07 (Pre-refunded to 7/01/04)                                                                7/04 at 102.00
 6.250%, 7/01/12 (Pre-refunded to 7/01/04)                                                                7/04 at 102.00

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Palisades Medical Center -            7/02 at 102.00
 Obligated Group Issue), Series 1992, 7.500%, 7/01/06 (Pre-refunded to 7/01/02)

New Jersey Economic Development Authority, Solid Waste Disposal Facility Revenue Bonds                     4/02 at 102.00
 (Garden State Paper Company, Inc. Project), Series 1992, 7.125%, 4/01/22 (Alternative Minimum Tax)
 (Pre-refunded to 4/01/02)

New Jersey Economic Development Authority, Economic Growth Bonds (Composite Issue), 1992 Second           12/02 at 101.50
 Series A3, 6.550%, 12/01/07 (Alternative Minimum Tax) (Pre-refunded to 12/01/02)

New Jersey Economic Development Authority, Insured Revenue Bonds (Educational Testing Service Issue),      5/05 at 102.00
 Series 1995B, 6.125%, 5/15/15 (Pre-refunded to 5/15/05)

New Jersey Sports and Exposition Authority, Convention Center Luxury Tax Bonds, 1992 Series A,             7/02 at 102.00
 6.250%, 7/01/20 (Pre-refunded to 7/01/02)

New Jersey Educational Facilities Authority, Revenue Bonds (Stevens Institute of Technology                7/02 at 102.00
 Issue), 1992 Series A, 6.400%, 7/01/03 (Pre-refunded to 7/01/02)

New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 1984, 10.375%, 1/01/03                         No Opt. Call

New Jersey Wastewater Treatment Trust, Wastewater Treatment Bonds, Series 1994A, 6.500%, 4/01/14           4/04 at 102.00
 (Pre-refunded to 4/01/04)

Township of North Bergen, Hudson County, New Jersey, General Obligation Fiscal Year Adjustment Bonds,      8/02 at 102.00
 Series 1992, 6.500%, 8/15/12 (Pre-refunded to 8/15/02)

Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series T, 6.625%, 7/01/18         7/02 at 101.50
 (Pre-refunded to 7/01/02)

Puerto Rico Infrastructure Financing Authority, Special Obligation Bonds, 2000 Series A, 5.375%, 10/01/24 10/10 at 101.00

South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, 1992 Series B,    11/02 at 102.00
 5.900%, 11/01/06 (Pre-refunded to 11/01/02)

Sparta Township School District, New Jersey, General Obligation - Unlimited Tax Bonds, 5.800%, 9/01/18     9/06 at 100.00
 (Pre-refunded to 9/01/06)

Wanaque Borough Sewerage Authority, Passaic County, New Jersey, Sewer Revenue Bonds, Series 1992          12/02 at 102.00
 (Bank Qualified), 7.000%, 12/01/21 (Pre-refunded to 12/01/02)

Wanaque Valley Regional Sewerage Authority, Passaic County, New Jersey, Sewer Revenue Bonds,               9/03 at 102.00
 1993 Series A, 6.125%, 9/01/22 (Pre-refunded to 9/01/03)
--------------------------------------------------------------------------------------------------------------------------
Utilities - 4.5%

Pollution Control Financing Authority, Camden County, New Jersey, Solid Waste Disposal and Resource        6/02 at 102.00
 Recovery System Revenue Bonds, Series 1991D, 7.250%, 12/01/10

New Jersey Economic Development Authority, Pollution Control Revenue Refunding Bonds (PSEG Power L.L.C.      No Opt. Call
 Project), Series 2001A, 5.000%, 3/01/12

Port Authority of New York and New Jersey, Special Project Bonds (KIAC Partners Project), Series 4,          No Opt. Call
 7.000%, 10/01/07 (Alternative Minimum Tax)

Puerto Rico Electric Power Authority, Power Revenue Bonds, Series S, 7.000%, 7/01/07                         No Opt. Call

Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series Z, 5.250%, 7/01/21             7/05 at 100.00

                                                                                                                          Market
Description                                                                                               Ratings**        Value
--------------------------------------------------------------------------------------------------------------------------------
U.S. Guaranteed (continued)

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Hackensack Hospital), Series 1979A,        AAA $  1,387,892
 8.750%, 7/01/09

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Newark Beth Israel Medical Center          AAA      221,022
 Issue), Series 1994, 6.000%, 7/01/16 (Pre-refunded to 7/01/04)

New Jersey Healthcare Facilities Financing Authority, Revenue Refunding Bonds (Irvington General Hospital       AAA      279,190
 Issue - FHA-Insured Mortgage), Series 1994, 6.375%, 8/01/15 (Pre-refunded to 8/01/04)

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Monmouth Medical Center Issue),            AAA      278,003
 Series C, 6.250%, 7/01/16 (Pre-refunded to 7/01/04)

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Bayonne Hospital Obligated Group),
Series 1994:
 6.400%, 7/01/07 (Pre-refunded to 7/01/04)                                                                     AAA       38,997
 6.250%, 7/01/12 (Pre-refunded to 7/01/04)                                                                     AAA       27,770

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Palisades Medical Center -             Baa3***      287,398
 Obligated Group Issue), Series 1992, 7.500%, 7/01/06 (Pre-refunded to 7/01/02)

New Jersey Economic Development Authority, Solid Waste Disposal Facility Revenue Bonds                       Aa1***      256,230
 (Garden State Paper Company, Inc. Project), Series 1992, 7.125%, 4/01/22 (Alternative Minimum Tax)
 (Pre-refunded to 4/01/02)

New Jersey Economic Development Authority, Economic Growth Bonds (Composite Issue), 1992 Second              Aa3***      189,274
 Series A3, 6.550%, 12/01/07 (Alternative Minimum Tax) (Pre-refunded to 12/01/02)

New Jersey Economic Development Authority, Insured Revenue Bonds (Educational Testing Service Issue),           AAA      702,638
 Series 1995B, 6.125%, 5/15/15 (Pre-refunded to 5/15/05)

New Jersey Sports and Exposition Authority, Convention Center Luxury Tax Bonds, 1992 Series A,                  AAA      259,128
 6.250%, 7/01/20 (Pre-refunded to 7/01/02)

New Jersey Educational Facilities Authority, Revenue Bonds (Stevens Institute of Technology                    A***      103,698
 Issue), 1992 Series A, 6.400%, 7/01/03 (Pre-refunded to 7/01/02)

New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 1984, 10.375%, 1/01/03                            AAA       75,143

New Jersey Wastewater Treatment Trust, Wastewater Treatment Bonds, Series 1994A, 6.500%, 4/01/14             Aa1***      221,456
 (Pre-refunded to 4/01/04)

Township of North Bergen, Hudson County, New Jersey, General Obligation Fiscal Year Adjustment Bonds,           AAA      313,074
 Series 1992, 6.500%, 8/15/12 (Pre-refunded to 8/15/02)

Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series T, 6.625%, 7/01/18              AAA       61,983
 (Pre-refunded to 7/01/02)

Puerto Rico Infrastructure Financing Authority, Special Obligation Bonds, 2000 Series A, 5.375%, 10/01/24       AAA    4,078,230

South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, 1992 Series B,          AAA       57,763
 5.900%, 11/01/06 (Pre-refunded to 11/01/02)

Sparta Township School District, New Jersey, General Obligation - Unlimited Tax Bonds, 5.800%, 9/01/18          AAA    1,229,855
 (Pre-refunded to 9/01/06)

Wanaque Borough Sewerage Authority, Passaic County, New Jersey, Sewer Revenue Bonds, Series 1992              A3***      318,615
 (Bank Qualified), 7.000%, 12/01/21 (Pre-refunded to 12/01/02)

Wanaque Valley Regional Sewerage Authority, Passaic County, New Jersey, Sewer Revenue Bonds,                Baa1***       81,130
 1993 Series A, 6.125%, 9/01/22 (Pre-refunded to 9/01/03)
--------------------------------------------------------------------------------------------------------------------------------
Utilities - 4.5%

Pollution Control Financing Authority, Camden County, New Jersey, Solid Waste Disposal and Resource              B2    1,152,967
 Recovery System Revenue Bonds, Series 1991D, 7.250%, 12/01/10

New Jersey Economic Development Authority, Pollution Control Revenue Refunding Bonds (PSEG Power L.L.C.        Baa1    2,520,575
 Project), Series 2001A, 5.000%, 3/01/12

Port Authority of New York and New Jersey, Special Project Bonds (KIAC Partners Project), Series 4,             N/R      314,845
 7.000%, 10/01/07 (Alternative Minimum Tax)

Puerto Rico Electric Power Authority, Power Revenue Bonds, Series S, 7.000%, 7/01/07                             A-      920,460

Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series Z, 5.250%, 7/01/21                   A-    1,508,790

--------------------------------------------------------------------------------
24

   Principal                                                                                                 Optional Call
Amount (000) Description                                                                                       Provisions*
---------------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 2.1%

   $    250  Hoboken-Union City-Weehawken Sewerage Authority, New Jersey, Sewer Revenue Bonds,              8/02 at 102.00
              Refunding Series 1992, 6.200%, 8/01/19

      2,675  North Hudson Sewerage Authority, New Jersey, Sewer Revenue Bonds, Series 1996, 5.125%, 8/01/22 8/06 at 101.00
---------------------------------------------------------------------------------------------------------------------------
    $135,095 Total Investments (cost $134,026,467) - 98.6%
---------------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 1.4%                                                           --------------
             ----------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                              --------------
             ----------------------------------------------------------------------------------------------

                                                                                                               Market
Description                                                                                    Ratings**        Value
---------------------------------------------------------------------------------------------------------------------
Water and Sewer - 2.1%

Hoboken-Union City-Weehawken Sewerage Authority, New Jersey, Sewer Revenue Bonds,                    AAA $    259,370
 Refunding Series 1992, 6.200%, 8/01/19

North Hudson Sewerage Authority, New Jersey, Sewer Revenue Bonds, Series 1996, 5.125%, 8/01/22       AAA    2,706,990
---------------------------------------------------------------------------------------------------------------------
Total Investments (cost $134,026,467) - 98.6%                                                    140,086,814
---------------------------------------------------------------------------------------------------------------------

Other Assets Less Liabilities - 1.4%                                                           ---------    2,041,027
----------------------------------------------------------------------------------------------  ------------
Net Assets - 100%                                                                              --------- $142,127,841
----------------------------------------------------------------------------------------------  ------------

           * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.



                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
25

Portfolio of Investments
NUVEEN NEW YORK MUNICIPAL BOND FUND
February 28, 2002

   Principal
Amount (000) Description
----------------------------------------------------------------------------------------------------------------------
             Basic Materials - 0.5%
   $    700  Industrial Development Agency, Essex County, New York, Environmental Improvement Revenue Bonds
              (International Paper Company Projects), 1999 Series A, 6.450%, 11/15/23 (Alternative Minimum Tax)
        750  Industrial Development Agency, Jefferson County, New York, Solid Waste Disposal Revenue Bonds
              (Champion International Corporation Project), Multi-Modal Interchangeable Series 1990,
              7.200%, 12/01/20 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 4.9%
      1,500  Erie Tobacco Asset Securitization Corporation, New York, Senior Tobacco Settlement Asset-Backed Bonds,
              Series 2000, 6.000%, 7/15/20
             Monroe Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds,
             Series 2000:
        250    6.000%, 6/01/15
      1,240    6.150%, 6/01/25
      2,610  New York Counties Tobacco Trust I, Tobacco Settlement Pass-through Bonds, Series 2000,
              5.800%, 6/01/23
      1,300  New York Counties Tobacco Trust II, Tobacco Settlement Pass-through Bonds, Series 2001,
              5.250%, 6/01/25
      1,500  Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds,
              Series A, 6.500%, 7/15/27
        825  Rensselaer Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds,
              Series 2001A, 5.200%, 6/01/25
      2,500  Westchester Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed
              Bonds, Series 1999, 0.000%, 7/15/29
      2,750  TSASC, Inc., New York, Tobacco Flexible Amortization Bonds, Series 1999-1, 6.250%, 7/15/27
----------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 11.4%
      2,000  Industrial Development Agency, City of Albany, New York, Civic Facility Revenue Bonds (Albany Law School
              of Union University Project), Series 2000A, 5.750%, 10/01/30
      1,750  Industrial Development Agency, Town of Brookhaven, New York, Civic Facility Revenue Bonds (Dowling
              College - The National Aviation and Transportation Center Civic Facility), Series 1993, 6.750%, 3/01/23
      1,000  Industrial Development Agency, Cattaraugus County, New York, Civic Facility Revenue Bonds (Jamestown
              Community College Issue), Series 2000A, 6.500%, 7/01/30
      2,470  Industrial Development Agency, Dutchess County, New York, Civic Facility Revenue Bonds (The Bard
              College Project), Series 1992, 7.000%, 11/01/17
        700  The Trust for Cultural Resources for the City of New York, New York, Revenue Bonds (The Museum of
              American Folk Art), Series 2000, 6.000%, 7/01/22
             Industrial Development Agency, New York City, New York, Civic Facility Revenue Bonds (College of New
             Rochelle Project), Series 1995:
      1,000    6.200%, 9/01/10
      1,000    6.300%, 9/01/15
        700  Industrial Development Agency, New York City, New York, Civic Facility Revenue Bonds (Polytechnic
              University Project), Series 2000, 6.000%, 11/01/20
        750  Dormitory Authority of the State of New York, City University System Consolidated Second General
              Resolution Revenue Bonds, Series 1990C, 7.500%, 7/01/10
      1,500  Dormitory Authority of the State of New York, City University System Consolidated Second General
              Resolution Revenue Bonds, Series 1993A, 5.750%, 7/01/07
      1,000  Dormitory Authority of the State of New York, State University Educational Facilities Revenue Bonds,
              Series 1993B, 5.250%, 5/15/19
        500  Dormitory Authority of the State of New York, Revenue Bonds (Upstate Community Colleges), Series 2000A,
              5.750%, 7/01/29
      1,750  Dormitory Authority of the State of New York, Revenue Bonds (University of Rochester), Series 1999B,
              5.625%, 7/01/24

                                                                                                           Optional Call
Description                                                                                                  Provisions*
-------------------------------------------------------------------------------------------------------------------------
Basic Materials - 0.5%
Industrial Development Agency, Essex County, New York, Environmental Improvement Revenue Bonds           11/09 at 101.00
 (International Paper Company Projects), 1999 Series A, 6.450%, 11/15/23 (Alternative Minimum Tax)
Industrial Development Agency, Jefferson County, New York, Solid Waste Disposal Revenue Bonds            11/02 at 102.00
 (Champion International Corporation Project), Multi-Modal Interchangeable Series 1990,
 7.200%, 12/01/20 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------------
Consumer Staples - 4.9%
Erie Tobacco Asset Securitization Corporation, New York, Senior Tobacco Settlement Asset-Backed Bonds,    7/10 at 101.00
 Series 2000, 6.000%, 7/15/20
Monroe Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds,
Series 2000:
  6.000%, 6/01/15                                                                                         6/10 at 101.00
  6.150%, 6/01/25                                                                                         6/10 at 101.00
New York Counties Tobacco Trust I, Tobacco Settlement Pass-through Bonds, Series 2000,                    6/10 at 101.00
 5.800%, 6/01/23
New York Counties Tobacco Trust II, Tobacco Settlement Pass-through Bonds, Series 2001,                   6/11 at 101.00
 5.250%, 6/01/25
Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds,            7/09 at 101.00
 Series A, 6.500%, 7/15/27
Rensselaer Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds,     6/12 at 100.00
 Series 2001A, 5.200%, 6/01/25
Westchester Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed           7/10 at 101.00
 Bonds, Series 1999, 0.000%, 7/15/29
TSASC, Inc., New York, Tobacco Flexible Amortization Bonds, Series 1999-1, 6.250%, 7/15/27                7/09 at 101.00
-------------------------------------------------------------------------------------------------------------------------
Education and Civic Organizations - 11.4%
Industrial Development Agency, City of Albany, New York, Civic Facility Revenue Bonds (Albany Law School 10/10 at 100.00
 of Union University Project), Series 2000A, 5.750%, 10/01/30
Industrial Development Agency, Town of Brookhaven, New York, Civic Facility Revenue Bonds (Dowling        3/03 at 102.00
 College - The National Aviation and Transportation Center Civic Facility), Series 1993, 6.750%, 3/01/23
Industrial Development Agency, Cattaraugus County, New York, Civic Facility Revenue Bonds (Jamestown      7/10 at 102.00
 Community College Issue), Series 2000A, 6.500%, 7/01/30
Industrial Development Agency, Dutchess County, New York, Civic Facility Revenue Bonds (The Bard         11/03 at 102.00
 College Project), Series 1992, 7.000%, 11/01/17
The Trust for Cultural Resources for the City of New York, New York, Revenue Bonds (The Museum of         7/10 at 101.00
 American Folk Art), Series 2000, 6.000%, 7/01/22
Industrial Development Agency, New York City, New York, Civic Facility Revenue Bonds (College of New
Rochelle Project), Series 1995:
  6.200%, 9/01/10                                                                                         9/05 at 102.00
  6.300%, 9/01/15                                                                                         9/05 at 102.00
Industrial Development Agency, New York City, New York, Civic Facility Revenue Bonds (Polytechnic        11/10 at 101.00
 University Project), Series 2000, 6.000%, 11/01/20
Dormitory Authority of the State of New York, City University System Consolidated Second General            No Opt. Call
 Resolution Revenue Bonds, Series 1990C, 7.500%, 7/01/10
Dormitory Authority of the State of New York, City University System Consolidated Second General            No Opt. Call
 Resolution Revenue Bonds, Series 1993A, 5.750%, 7/01/07
Dormitory Authority of the State of New York, State University Educational Facilities Revenue Bonds,      5/14 at 100.00
 Series 1993B, 5.250%, 5/15/19
Dormitory Authority of the State of New York, Revenue Bonds (Upstate Community Colleges), Series 2000A,   7/10 at 101.00
 5.750%, 7/01/29
Dormitory Authority of the State of New York, Revenue Bonds (University of Rochester), Series 1999B,      7/09 at 101.00
 5.625%, 7/01/24

                                                                                                                         Market
Description                                                                                              Ratings**        Value
-------------------------------------------------------------------------------------------------------------------------------
Basic Materials - 0.5%
Industrial Development Agency, Essex County, New York, Environmental Improvement Revenue Bonds                 BBB $    727,531
 (International Paper Company Projects), 1999 Series A, 6.450%, 11/15/23 (Alternative Minimum Tax)
Industrial Development Agency, Jefferson County, New York, Solid Waste Disposal Revenue Bonds                  BBB      777,443
 (Champion International Corporation Project), Multi-Modal Interchangeable Series 1990,
 7.200%, 12/01/20 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------------------
Consumer Staples - 4.9%
Erie Tobacco Asset Securitization Corporation, New York, Senior Tobacco Settlement Asset-Backed Bonds,          A1    1,584,105
 Series 2000, 6.000%, 7/15/20
Monroe Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds,
Series 2000:
  6.000%, 6/01/15                                                                                               A1      268,420
  6.150%, 6/01/25                                                                                               A1    1,322,286
New York Counties Tobacco Trust I, Tobacco Settlement Pass-through Bonds, Series 2000,                          A1    2,716,880
 5.800%, 6/01/23
New York Counties Tobacco Trust II, Tobacco Settlement Pass-through Bonds, Series 2001,                         A1    1,307,579
 5.250%, 6/01/25
Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds,                  A2    1,630,830
 Series A, 6.500%, 7/15/27
Rensselaer Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds,           A1      834,413
 Series 2001A, 5.200%, 6/01/25
Westchester Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed                 A1    2,667,775
 Bonds, Series 1999, 0.000%, 7/15/29
TSASC, Inc., New York, Tobacco Flexible Amortization Bonds, Series 1999-1, 6.250%, 7/15/27                     Aa1    2,941,070
-------------------------------------------------------------------------------------------------------------------------------
Education and Civic Organizations - 11.4%
Industrial Development Agency, City of Albany, New York, Civic Facility Revenue Bonds (Albany Law School        AA    2,128,760
 of Union University Project), Series 2000A, 5.750%, 10/01/30
Industrial Development Agency, Town of Brookhaven, New York, Civic Facility Revenue Bonds (Dowling            BBB-    1,567,388
 College - The National Aviation and Transportation Center Civic Facility), Series 1993, 6.750%, 3/01/23
Industrial Development Agency, Cattaraugus County, New York, Civic Facility Revenue Bonds (Jamestown          Baa1    1,058,160
 Community College Issue), Series 2000A, 6.500%, 7/01/30
Industrial Development Agency, Dutchess County, New York, Civic Facility Revenue Bonds (The Bard                A3    2,626,400
 College Project), Series 1992, 7.000%, 11/01/17
The Trust for Cultural Resources for the City of New York, New York, Revenue Bonds (The Museum of                A      729,652
 American Folk Art), Series 2000, 6.000%, 7/01/22
Industrial Development Agency, New York City, New York, Civic Facility Revenue Bonds (College of New
Rochelle Project), Series 1995:
  6.200%, 9/01/10                                                                                             Baa2    1,072,890
  6.300%, 9/01/15                                                                                             Baa2    1,061,460
Industrial Development Agency, New York City, New York, Civic Facility Revenue Bonds (Polytechnic             BBB-      727,055
 University Project), Series 2000, 6.000%, 11/01/20
Dormitory Authority of the State of New York, City University System Consolidated Second General                A3      882,533
 Resolution Revenue Bonds, Series 1990C, 7.500%, 7/01/10
Dormitory Authority of the State of New York, City University System Consolidated Second General               AA-    1,677,390
 Resolution Revenue Bonds, Series 1993A, 5.750%, 7/01/07
Dormitory Authority of the State of New York, State University Educational Facilities Revenue Bonds,           AA-    1,054,040
 Series 1993B, 5.250%, 5/15/19
Dormitory Authority of the State of New York, Revenue Bonds (Upstate Community Colleges), Series 2000A,        AAA      540,140
 5.750%, 7/01/29
Dormitory Authority of the State of New York, Revenue Bonds (University of Rochester), Series 1999B,            A+    1,842,348
 5.625%, 7/01/24

--------------------------------------------------------------------------------
26

   Principal
Amount (000) Description
--------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations (continued)
   $  1,250  Dormitory Authority of the State of New York, Revenue Bonds (Pratt Institute), Series 1999,
              6.000%, 7/01/24
      2,700  Dormitory Authority of the State of New York, Insured Revenue Bonds (Marymount Manhattan College),
              Series 1999, 6.250%, 7/01/29
        835  Dormitory Authority of the State of New York, State University Educational Facilities Revenue Bonds,
              RITES Series PA-781A, 15.280%, 5/15/14 (IF)
        500  Dormitory Authority of the State of New York, State University Educational Facilities Revenue Bonds,
              RITES Series PA-781B, 15.280%, 5/15/16 (IF)
        670  Dormitory Authority of the State of New York, State University Educational Facilities Revenue Bonds,
              RITES Series PA-781C, 15.280%, 5/15/17 (IF)
      1,335  Dormitory Authority of the State of New York, State University Educational Facilities Revenue Bonds,
              RITES Series PA-781R, 15.280%, 5/15/16 (IF)
        685  Dormitory Authority of the State of New York, Insured Revenue Bonds (D'Youville College), Series 2001,
              5.250%, 7/01/20
      3,000  Industrial Development Agency, Niagara County, New York, Civic Facility Revenue Bonds (Niagara
              University Project), Series 2001A, 5.500%, 11/01/16
      3,515  Industrial Development Agency, Suffolk County, New York, Civic Facility Revenue Bonds (Dowling College
              Civic Facility), Series 1994, 6.625%, 6/01/24
      1,000  Industrial Development Agency, Suffolk County, New York, Civic Facility Revenue Refunding Bonds
              (Dowling College Civic Facility), Series 1996, 6.700%, 12/01/20
             Industrial Development Agency, City of Utica, New York, Civic Facility Revenue Bonds (Utica College
             Project), Series 1998A:
        700    5.300%, 8/01/08
      1,000    5.750%, 8/01/28
--------------------------------------------------------------------------------------------------------------------
             Healthcare - 10.1%
        750  Industrial Development Agency, New York City, New York, Civic Facility Revenue Bonds (Staten Island
              University Hospital Project), Series 2001B, 6.375%, 7/01/31
      3,300  Dormitory Authority of the State of New York, FHA-Insured Mortgage Nursing Home Revenue Bonds
              (Menorah Campus, Inc.), Series 1997, 5.950%, 2/01/17
      1,000  Dormitory Authority of the State of New York, Revenue Bonds (NYACK Hospital), Series 1996,
              6.000%, 7/01/06
      2,250  Dormitory Authority of the State of New York, FHA-Insured Mortgage Nursing Home Revenue Bonds
              (The Rosalind and Joseph Gurwin Jewish Geriatric Center of Long Island, Inc.), Series 1997,
              5.700%, 2/01/37
      1,650  Dormitory Authority of the State of New York, Revenue Bonds (Mount Sinai NYU Health Obligated Group),
              Series 2000A, 6.500%, 7/01/25
      3,000  Dormitory Authority of the State of New York, Revenue Bonds (Catholic Health Services of Long Island -
              St. Catherine of Sienna Medical Center), Series 2000A, 6.500%, 7/01/20
      2,900  Dormitory Authority of the State of New York, Revenue Bonds (Lenox Hill Hospital Obligated Group),
              Series 2001, 5.500%, 7/01/30
      1,595  New York State Medical Care Facilities Finance Agency, FHA-Insured Mortgage Hospital and Nursing
              Home Revenue Bonds, 1992 Series B, 6.200%, 8/15/22
      5,000  New York State Medical Care Facilities Finance Agency, Hospital Insured Mortgage Revenue Bonds,
              1994 Series A Refunding, 5.375%, 2/15/25
        315  New York State Medical Care Facilities Finance Agency, Insured Mortgage Hospital and Nursing Home
              Revenue Bonds, 1989 Series B, 7.350%, 2/15/29
      1,000  New York State Medical Care Facilities Finance Agency, Revenue Bonds (FHA-Insured Mortgage Project),
              1995 Series B, 6.100%, 2/15/15
        960  New York State Medical Care Facilities Finance Agency, Health Center Projects Revenue Bonds (Secured
              Mortgage Program), 1995 Series A, 6.375%, 11/15/19

                                                                                                         Optional Call
Description                                                                                                Provisions* Ratings**
---------------------------------------------------------------------------------------------------------------------------------
Education and Civic Organizations (continued)
Dormitory Authority of the State of New York, Revenue Bonds (Pratt Institute), Series 1999,             7/09 at 102.00        AA
 6.000%, 7/01/24
Dormitory Authority of the State of New York, Insured Revenue Bonds (Marymount Manhattan College),      7/09 at 101.00        AA
 Series 1999, 6.250%, 7/01/29
Dormitory Authority of the State of New York, State University Educational Facilities Revenue Bonds,    5/10 at 101.00       AAA
 RITES Series PA-781A, 15.280%, 5/15/14 (IF)
Dormitory Authority of the State of New York, State University Educational Facilities Revenue Bonds,    5/10 at 101.00       AAA
 RITES Series PA-781B, 15.280%, 5/15/16 (IF)
Dormitory Authority of the State of New York, State University Educational Facilities Revenue Bonds,    5/10 at 101.00       AAA
 RITES Series PA-781C, 15.280%, 5/15/17 (IF)
Dormitory Authority of the State of New York, State University Educational Facilities Revenue Bonds,      No Opt. Call       AAA
 RITES Series PA-781R, 15.280%, 5/15/16 (IF)
Dormitory Authority of the State of New York, Insured Revenue Bonds (D'Youville College), Series 2001,  7/11 at 102.00        AA
 5.250%, 7/01/20
Industrial Development Agency, Niagara County, New York, Civic Facility Revenue Bonds (Niagara         11/11 at 101.00        AA
 University Project), Series 2001A, 5.500%, 11/01/16
Industrial Development Agency, Suffolk County, New York, Civic Facility Revenue Bonds (Dowling College  6/04 at 102.00      BBB-
 Civic Facility), Series 1994, 6.625%, 6/01/24
Industrial Development Agency, Suffolk County, New York, Civic Facility Revenue Refunding Bonds        12/06 at 102.00      BBB-
 (Dowling College Civic Facility), Series 1996, 6.700%, 12/01/20
Industrial Development Agency, City of Utica, New York, Civic Facility Revenue Bonds (Utica College
Project), Series 1998A:
  5.300%, 8/01/08                                                                                         No Opt. Call       N/R
  5.750%, 8/01/28                                                                                       8/08 at 102.00       N/R
---------------------------------------------------------------------------------------------------------------------------------
Healthcare - 10.1%
Industrial Development Agency, New York City, New York, Civic Facility Revenue Bonds (Staten Island     7/12 at 100.00      Baa3
 University Hospital Project), Series 2001B, 6.375%, 7/01/31
Dormitory Authority of the State of New York, FHA-Insured Mortgage Nursing Home Revenue Bonds           2/07 at 102.00       AAA
 (Menorah Campus, Inc.), Series 1997, 5.950%, 2/01/17
Dormitory Authority of the State of New York, Revenue Bonds (NYACK Hospital), Series 1996,              7/06 at 102.00       Ba3
 6.000%, 7/01/06
Dormitory Authority of the State of New York, FHA-Insured Mortgage Nursing Home Revenue Bonds           2/07 at 102.00       AAA
 (The Rosalind and Joseph Gurwin Jewish Geriatric Center of Long Island, Inc.), Series 1997,
 5.700%, 2/01/37
Dormitory Authority of the State of New York, Revenue Bonds (Mount Sinai NYU Health Obligated Group),   7/10 at 101.00       BBB
 Series 2000A, 6.500%, 7/01/25
Dormitory Authority of the State of New York, Revenue Bonds (Catholic Health Services of Long Island -  7/10 at 101.00        A3
 St. Catherine of Sienna Medical Center), Series 2000A, 6.500%, 7/01/20
Dormitory Authority of the State of New York, Revenue Bonds (Lenox Hill Hospital Obligated Group),      7/11 at 101.00        A3
 Series 2001, 5.500%, 7/01/30
New York State Medical Care Facilities Finance Agency, FHA-Insured Mortgage Hospital and Nursing        8/02 at 102.00       AAA
 Home Revenue Bonds, 1992 Series B, 6.200%, 8/15/22
New York State Medical Care Facilities Finance Agency, Hospital Insured Mortgage Revenue Bonds,         2/04 at 102.00       AAA
 1994 Series A Refunding, 5.375%, 2/15/25
New York State Medical Care Facilities Finance Agency, Insured Mortgage Hospital and Nursing Home       8/02 at 100.00        AA
 Revenue Bonds, 1989 Series B, 7.350%, 2/15/29
New York State Medical Care Facilities Finance Agency, Revenue Bonds (FHA-Insured Mortgage Project),    2/05 at 102.00        AA
 1995 Series B, 6.100%, 2/15/15
New York State Medical Care Facilities Finance Agency, Health Center Projects Revenue Bonds (Secured   11/05 at 102.00       Aa1
 Mortgage Program), 1995 Series A, 6.375%, 11/15/19

                                                                                                             Market
Description                                                                                                   Value
-------------------------------------------------------------------------------------------------------------------
Education and Civic Organizations (continued)
Dormitory Authority of the State of New York, Revenue Bonds (Pratt Institute), Series 1999,            $  1,363,113
 6.000%, 7/01/24
Dormitory Authority of the State of New York, Insured Revenue Bonds (Marymount Manhattan College),        2,986,038
 Series 1999, 6.250%, 7/01/29
Dormitory Authority of the State of New York, State University Educational Facilities Revenue Bonds,      1,126,482
 RITES Series PA-781A, 15.280%, 5/15/14 (IF)
Dormitory Authority of the State of New York, State University Educational Facilities Revenue Bonds,        658,000
 RITES Series PA-781B, 15.280%, 5/15/16 (IF)
Dormitory Authority of the State of New York, State University Educational Facilities Revenue Bonds,        867,081
 RITES Series PA-781C, 15.280%, 5/15/17 (IF)
Dormitory Authority of the State of New York, State University Educational Facilities Revenue Bonds,      1,862,966
 RITES Series PA-781R, 15.280%, 5/15/16 (IF)
Dormitory Authority of the State of New York, Insured Revenue Bonds (D'Youville College), Series 2001,      699,344
 5.250%, 7/01/20
Industrial Development Agency, Niagara County, New York, Civic Facility Revenue Bonds (Niagara            3,174,870
 University Project), Series 2001A, 5.500%, 11/01/16
Industrial Development Agency, Suffolk County, New York, Civic Facility Revenue Bonds (Dowling College    3,089,720
 Civic Facility), Series 1994, 6.625%, 6/01/24
Industrial Development Agency, Suffolk County, New York, Civic Facility Revenue Refunding Bonds             899,170
 (Dowling College Civic Facility), Series 1996, 6.700%, 12/01/20
Industrial Development Agency, City of Utica, New York, Civic Facility Revenue Bonds (Utica College
Project), Series 1998A:
  5.300%, 8/01/08                                                                                           685,118
  5.750%, 8/01/28                                                                                           906,420
-------------------------------------------------------------------------------------------------------------------
Healthcare - 10.1%
Industrial Development Agency, New York City, New York, Civic Facility Revenue Bonds (Staten Island         751,718
 University Hospital Project), Series 2001B, 6.375%, 7/01/31
Dormitory Authority of the State of New York, FHA-Insured Mortgage Nursing Home Revenue Bonds             3,569,940
 (Menorah Campus, Inc.), Series 1997, 5.950%, 2/01/17
Dormitory Authority of the State of New York, Revenue Bonds (NYACK Hospital), Series 1996,                  904,270
 6.000%, 7/01/06
Dormitory Authority of the State of New York, FHA-Insured Mortgage Nursing Home Revenue Bonds             2,358,968
 (The Rosalind and Joseph Gurwin Jewish Geriatric Center of Long Island, Inc.), Series 1997,
 5.700%, 2/01/37
Dormitory Authority of the State of New York, Revenue Bonds (Mount Sinai NYU Health Obligated Group),     1,804,886
 Series 2000A, 6.500%, 7/01/25
Dormitory Authority of the State of New York, Revenue Bonds (Catholic Health Services of Long Island -    3,298,710
 St. Catherine of Sienna Medical Center), Series 2000A, 6.500%, 7/01/20
Dormitory Authority of the State of New York, Revenue Bonds (Lenox Hill Hospital Obligated Group),        2,948,952
 Series 2001, 5.500%, 7/01/30
New York State Medical Care Facilities Finance Agency, FHA-Insured Mortgage Hospital and Nursing          1,638,336
 Home Revenue Bonds, 1992 Series B, 6.200%, 8/15/22
New York State Medical Care Facilities Finance Agency, Hospital Insured Mortgage Revenue Bonds,           5,054,950
 1994 Series A Refunding, 5.375%, 2/15/25
New York State Medical Care Facilities Finance Agency, Insured Mortgage Hospital and Nursing Home           316,452
 Revenue Bonds, 1989 Series B, 7.350%, 2/15/29
New York State Medical Care Facilities Finance Agency, Revenue Bonds (FHA-Insured Mortgage Project),      1,070,820
 1995 Series B, 6.100%, 2/15/15
New York State Medical Care Facilities Finance Agency, Health Center Projects Revenue Bonds (Secured      1,033,901
 Mortgage Program), 1995 Series A, 6.375%, 11/15/19

--------------------------------------------------------------------------------
27

Portfolio of Investments
NUVEEN NEW YORK MUNICIPAL BOND FUND (continued)
February 28, 2002

   Principal
Amount (000) Description
---------------------------------------------------------------------------------------------------------------------
             Healthcare (continued)
   $  1,020  New York State Medical Care Facilities Finance Agency, FHA-Insured Mortgage Hospital and Nursing Home
              Revenue Bonds, 1994 Series A, 6.200%, 2/15/21
        280  New York State Medical Care Facilities Finance Agency, FHA-Insured Mortgage Hospital and Nursing Home
              Revenue Bonds, 1991 Series A, 7.450%, 8/15/31
      2,000  Newark-Wayne Community Hospital, Inc., New York, Hospital Revenue Improvement and Refunding Bonds,
              Series 1993A, 7.600%, 9/01/15
      2,000  Industrial Development Agency, New York City, New York, Civic Facility Revenue Bonds (Jewish Board of
              Family and Children's Services, Inc. Project), Series 1992, 6.750%, 12/15/12
      1,000  Industrial Development Authority, City of Yonkers, New York, Civic Facility Revenue Bonds (St. John's
              Riverside Hospital Project), Series 2001A, 7.125%, 7/01/31
---------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 7.3%
      1,000  City of Batavia Housing Authority, New York, Tax-Exempt Mortgage Revenue Refunding Bonds
              (FHA-Insured Mortgage - Washington Towers), Series 1994A, 6.500%, 1/01/23
        335  East Syracuse Housing Authority, New York, Mortgage Revenue Refunding Bonds (FHA-Insured Mortgage
              Loan - Bennett Manor - Section 8 Assisted Project), Series 2001A, 6.700%, 4/01/21
      2,000  New York City Housing Development Corporation, New York, Multifamily Mortgage Revenue Bonds
              (FHA-Insured Mortgage Loan), 1993 Series A, 6.550%, 10/01/15
             New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds,
             Series 2001A:
      2,000    5.500%, 11/01/31
      2,000    5.600%, 11/01/42
      2,000  New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds,
              Series 2001C2, 5.400%, 11/01/33 (Alternative Minimum Tax)
      2,240  New York State Housing Finance Agency, Housing Project Mortgage Revenue Bonds, 1996 Series A
              Refunding, 6.125%, 11/01/20
             New York State Housing Finance Agency, Insured Multifamily Mortgage Housing Revenue Bonds,
             1992 Series A:
      1,650    6.950%, 8/15/12
        500    7.000%, 8/15/22
      1,000  New York State Housing Finance Agency, Multifamily Housing Revenue Bonds (Secured Mortgage
              Program), 1994 Series C, 6.450%, 8/15/14
      1,000  New York State Housing Finance Agency, Multifamily Housing Revenue Bonds (Secured Mortgage
              Program), 2001 Series B, 5.625%, 8/15/33 (Alternative Minimum Tax)
      1,000  New York State Housing Finance Agency, Multifamily Housing Revenue Bonds (Secured Mortgage
              Program), 2001 Series F, 5.700%, 8/15/32 (Alternative Minimum Tax)
      1,000  New York State Housing Finance Agency, Multifamily Housing Revenue Bonds (Secured Mortgage
              Program), 2001 Series G, 5.400%, 8/15/33
      1,300  Tonawanda Housing Authority, New York, Housing Revenue Bonds (Kibler Senior Housing L.P. Project),
              Series 1999B, 7.750%, 9/01/31
      3,030  Industrial Development Agency, Westchester County, New York, Civic Facility Revenue Bonds
              (GNMA Collateralized Mortgage Loan - Living Independently for the Elderly Inc. Project), Series 2001A,
              5.400%, 8/20/32
---------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 2.1%
      1,500  State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 43, 6.450%, 10/01/17
      1,000  State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 46, 6.600%, 10/01/19
              (Alternative Minimum Tax)
      2,000  State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 82, 5.650%, 4/01/30
              (Alternative Minimum Tax)

                                                                                                          Optional Call
Description                                                                                                 Provisions*
------------------------------------------------------------------------------------------------------------------------
Healthcare (continued)
New York State Medical Care Facilities Finance Agency, FHA-Insured Mortgage Hospital and Nursing Home    2/04 at 102.00
 Revenue Bonds, 1994 Series A, 6.200%, 2/15/21
New York State Medical Care Facilities Finance Agency, FHA-Insured Mortgage Hospital and Nursing Home    8/02 at 101.00
 Revenue Bonds, 1991 Series A, 7.450%, 8/15/31
Newark-Wayne Community Hospital, Inc., New York, Hospital Revenue Improvement and Refunding Bonds,       9/03 at 102.00
 Series 1993A, 7.600%, 9/01/15
Industrial Development Agency, New York City, New York, Civic Facility Revenue Bonds (Jewish Board of   12/02 at 102.00
 Family and Children's Services, Inc. Project), Series 1992, 6.750%, 12/15/12
Industrial Development Authority, City of Yonkers, New York, Civic Facility Revenue Bonds (St. John's    7/11 at 101.00
 Riverside Hospital Project), Series 2001A, 7.125%, 7/01/31
------------------------------------------------------------------------------------------------------------------------
Housing/Multifamily - 7.3%
City of Batavia Housing Authority, New York, Tax-Exempt Mortgage Revenue Refunding Bonds                 7/02 at 101.00
 (FHA-Insured Mortgage - Washington Towers), Series 1994A, 6.500%, 1/01/23
East Syracuse Housing Authority, New York, Mortgage Revenue Refunding Bonds (FHA-Insured Mortgage        4/10 at 102.00
 Loan - Bennett Manor - Section 8 Assisted Project), Series 2001A, 6.700%, 4/01/21
New York City Housing Development Corporation, New York, Multifamily Mortgage Revenue Bonds              4/03 at 102.00
 (FHA-Insured Mortgage Loan), 1993 Series A, 6.550%, 10/01/15
New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds,
Series 2001A:
  5.500%, 11/01/31                                                                                       5/11 at 100.00
  5.600%, 11/01/42                                                                                       5/11 at 100.00
New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds,             11/11 at 100.00
 Series 2001C2, 5.400%, 11/01/33 (Alternative Minimum Tax)
New York State Housing Finance Agency, Housing Project Mortgage Revenue Bonds, 1996 Series A             5/06 at 102.00
 Refunding, 6.125%, 11/01/20
New York State Housing Finance Agency, Insured Multifamily Mortgage Housing Revenue Bonds,
1992 Series A:
  6.950%, 8/15/12                                                                                        8/02 at 102.00
  7.000%, 8/15/22                                                                                        8/02 at 102.00
New York State Housing Finance Agency, Multifamily Housing Revenue Bonds (Secured Mortgage               2/04 at 102.00
 Program), 1994 Series C, 6.450%, 8/15/14
New York State Housing Finance Agency, Multifamily Housing Revenue Bonds (Secured Mortgage               8/11 at 101.00
 Program), 2001 Series B, 5.625%, 8/15/33 (Alternative Minimum Tax)
New York State Housing Finance Agency, Multifamily Housing Revenue Bonds (Secured Mortgage               8/11 at 100.00
 Program), 2001 Series F, 5.700%, 8/15/32 (Alternative Minimum Tax)
New York State Housing Finance Agency, Multifamily Housing Revenue Bonds (Secured Mortgage               8/11 at 100.00
 Program), 2001 Series G, 5.400%, 8/15/33
Tonawanda Housing Authority, New York, Housing Revenue Bonds (Kibler Senior Housing L.P. Project),       9/09 at 103.00
 Series 1999B, 7.750%, 9/01/31
Industrial Development Agency, Westchester County, New York, Civic Facility Revenue Bonds                8/11 at 102.00
 (GNMA Collateralized Mortgage Loan - Living Independently for the Elderly Inc. Project), Series 2001A,
 5.400%, 8/20/32
------------------------------------------------------------------------------------------------------------------------
Housing/Single Family - 2.1%
State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 43, 6.450%, 10/01/17         9/04 at 102.00
State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 46, 6.600%, 10/01/19         3/05 at 102.00
 (Alternative Minimum Tax)
State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 82, 5.650%, 4/01/30         10/09 at 100.00
 (Alternative Minimum Tax)

                                                                                                                        Market
Description                                                                                             Ratings**        Value
------------------------------------------------------------------------------------------------------------------------------
Healthcare (continued)
New York State Medical Care Facilities Finance Agency, FHA-Insured Mortgage Hospital and Nursing Home          AA $  1,099,458
 Revenue Bonds, 1994 Series A, 6.200%, 2/15/21
New York State Medical Care Facilities Finance Agency, FHA-Insured Mortgage Hospital and Nursing Home          AA      290,766
 Revenue Bonds, 1991 Series A, 7.450%, 8/15/31
Newark-Wayne Community Hospital, Inc., New York, Hospital Revenue Improvement and Refunding Bonds,            N/R    1,954,900
 Series 1993A, 7.600%, 9/01/15
Industrial Development Agency, New York City, New York, Civic Facility Revenue Bonds (Jewish Board of         BBB    2,030,320
 Family and Children's Services, Inc. Project), Series 1992, 6.750%, 12/15/12
Industrial Development Authority, City of Yonkers, New York, Civic Facility Revenue Bonds (St. John's        BBB-    1,032,730
 Riverside Hospital Project), Series 2001A, 7.125%, 7/01/31
------------------------------------------------------------------------------------------------------------------------------
Housing/Multifamily - 7.3%
City of Batavia Housing Authority, New York, Tax-Exempt Mortgage Revenue Refunding Bonds                      Aaa    1,013,440
 (FHA-Insured Mortgage - Washington Towers), Series 1994A, 6.500%, 1/01/23
East Syracuse Housing Authority, New York, Mortgage Revenue Refunding Bonds (FHA-Insured Mortgage             AAA      365,843
 Loan - Bennett Manor - Section 8 Assisted Project), Series 2001A, 6.700%, 4/01/21
New York City Housing Development Corporation, New York, Multifamily Mortgage Revenue Bonds                   AAA    2,071,620
 (FHA-Insured Mortgage Loan), 1993 Series A, 6.550%, 10/01/15
New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds,
Series 2001A:
  5.500%, 11/01/31                                                                                             AA    2,041,240
  5.600%, 11/01/42                                                                                             AA    2,041,040
New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds,                    AA    2,001,320
 Series 2001C2, 5.400%, 11/01/33 (Alternative Minimum Tax)
New York State Housing Finance Agency, Housing Project Mortgage Revenue Bonds, 1996 Series A                  AAA    2,367,994
 Refunding, 6.125%, 11/01/20
New York State Housing Finance Agency, Insured Multifamily Mortgage Housing Revenue Bonds,
1992 Series A:
  6.950%, 8/15/12                                                                                              AA    1,698,675
  7.000%, 8/15/22                                                                                              AA      513,335
New York State Housing Finance Agency, Multifamily Housing Revenue Bonds (Secured Mortgage                    Aa1    1,047,020
 Program), 1994 Series C, 6.450%, 8/15/14
New York State Housing Finance Agency, Multifamily Housing Revenue Bonds (Secured Mortgage                    Aa1    1,023,320
 Program), 2001 Series B, 5.625%, 8/15/33 (Alternative Minimum Tax)
New York State Housing Finance Agency, Multifamily Housing Revenue Bonds (Secured Mortgage                    Aa1    1,018,270
 Program), 2001 Series F, 5.700%, 8/15/32 (Alternative Minimum Tax)
New York State Housing Finance Agency, Multifamily Housing Revenue Bonds (Secured Mortgage                    Aa1    1,003,650
 Program), 2001 Series G, 5.400%, 8/15/33
Tonawanda Housing Authority, New York, Housing Revenue Bonds (Kibler Senior Housing L.P. Project),            N/R    1,316,731
 Series 1999B, 7.750%, 9/01/31
Industrial Development Agency, Westchester County, New York, Civic Facility Revenue Bonds                     Aaa    3,055,240
 (GNMA Collateralized Mortgage Loan - Living Independently for the Elderly Inc. Project), Series 2001A,
 5.400%, 8/20/32
------------------------------------------------------------------------------------------------------------------------------
Housing/Single Family - 2.1%
State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 43, 6.450%, 10/01/17              Aa1    1,578,960
State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 46, 6.600%, 10/01/19              Aa1    1,054,960
 (Alternative Minimum Tax)
State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 82, 5.650%, 4/01/30               Aa1    2,035,680
 (Alternative Minimum Tax)

--------------------------------------------------------------------------------
28

   Principal
Amount (000) Description
----------------------------------------------------------------------------------------------------------------------
             Housing/Single Family (continued)
   $  1,470  State of New York Mortgage Agency, Mortgage Revenue Bonds, Series 95, 5.625%, 4/01/22
        280  State of New York Mortgage Agency, Mortgage Revenue Bonds, Twenty-Ninth Series, 5.450%, 4/01/31
              (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 5.5%
      1,320  Village of East Rochester Housing Authority, New York, Revenue Refunding Bonds (GNMA Security -
              Genesee Valley Presbyterian Nursing Center Project), Series 2001, 5.200%, 12/20/24
        965  Industrial Development Agency, Nassau County, New York, Civic Facility Revenue Bonds (Special Needs
              Facilities Pooled Program), Series 2001-B1, 7.250%, 7/01/16
      1,445  Industrial Development Agency, New York City, New York, Civic Facility Revenue Bonds (Special Needs
              Facilities Pooled Program), Series 2000, 8.125%, 7/01/19
      2,000  Dormitory Authority of the State of New York, Revenue Bonds (Bishop Henry R. Hucles Nursing Home, Inc.),
              Series 1996, 6.000%, 7/01/24
      2,290  Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds (W.K. Nursing Home
              Corporation), Series 1996, 5.950%, 2/01/16
      1,000  Dormitory Authority of the State of New York, Revenue Bonds (The Miriam Osborn Memorial Home
              Association), Series 2000B, 6.375%, 7/01/29
      1,500  Dormitory Authority of the State of New York, Revenue Bonds (Concord Nursing Home, Inc.), Series 2000,
              6.500%, 7/01/29
        300  Dormitory Authority of the State of New York, FHA-Insured Mortgage Nursing Home Revenue Bonds
              (Augustana Lutheran Home for the Aged, Inc.), Series 2001, 5.400%, 2/01/31
        250  Industrial Development Agency, Suffolk County, New York, Civic Facility Revenue Bonds (Special Needs
              Facilities Pooled Program), Series 2001-C1, 7.250%, 7/01/16
      5,000  Syracuse Housing Authority, New York, FHA-Insured Mortgage Revenue Bonds (Loretto Rest Residential
              Healthcare Facility Project), Series 1997A, 5.800%, 8/01/37
         20  UFA Development Corporation, Utica, New York, FHA-Insured Mortgage Revenue Bonds (Loretto-Utica
              Project), Series 1993, 5.950%, 7/01/35
----------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 3.2%
          5  The City of New York, New York, General Obligation Bonds, Fiscal 1992 Series C, 6.625%, 8/01/13
             The City of New York, New York, General Obligation Bonds, Fiscal 1996 Series G:
      2,000    5.750%, 2/01/17
      2,500    5.750%, 2/01/20
      1,750  The City of New York, New York, General Obligation Bonds, Fiscal 1997 Series D, 5.875%, 11/01/11
      1,220  The City of New York, New York, General Obligation Bonds, Fiscal 1992 Series B, 7.500%, 2/01/06
        950  Northern Mariana Islands Commonwealth, General Obligation Bonds, Series 2000A, 6.000%, 6/01/20
             South Orangetown Central School District, Rockland County, New York, General Obligation Serial Bonds,
             Series 1990:
        390    6.875%, 10/01/08
        390    6.875%, 10/01/09
----------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 24.4%
        300  Albany Housing Authority, New York, Limited Obligation Bonds, Series 1995, 5.850%, 10/01/07
      1,500  Albany Parking Authority, New York, Aggregate Principal Amount Parking Revenue Refunding Bonds,
              Series 1992A, 0.000%, 11/01/17
      1,250  Battery Park City Authority, New York, Junior Revenue Refunding Bonds, Series 1993A, 5.800%, 11/01/22
             Canton Human Services Initiative, Inc., New York, Facility Revenue Bonds, Series 2001:
      1,000    5.700%, 9/01/24
      1,260    5.750%, 9/01/32
      2,500  Housing New York Corporation, Senior Revenue Refunding Bonds, Series 1993, 5.000%, 11/01/13

                                                                                                           Optional Call
Description                                                                                                  Provisions*
-------------------------------------------------------------------------------------------------------------------------
Housing/Single Family (continued)
State of New York Mortgage Agency, Mortgage Revenue Bonds, Series 95, 5.625%, 4/01/22                     4/10 at 100.00
State of New York Mortgage Agency, Mortgage Revenue Bonds, Twenty-Ninth Series, 5.450%, 4/01/31          10/10 at 100.00
 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------------
Long-Term Care - 5.5%
Village of East Rochester Housing Authority, New York, Revenue Refunding Bonds (GNMA Security -          12/11 at 101.00
 Genesee Valley Presbyterian Nursing Center Project), Series 2001, 5.200%, 12/20/24
Industrial Development Agency, Nassau County, New York, Civic Facility Revenue Bonds (Special Needs       7/11 at 101.00
 Facilities Pooled Program), Series 2001-B1, 7.250%, 7/01/16
Industrial Development Agency, New York City, New York, Civic Facility Revenue Bonds (Special Needs       7/10 at 102.00
 Facilities Pooled Program), Series 2000, 8.125%, 7/01/19
Dormitory Authority of the State of New York, Revenue Bonds (Bishop Henry R. Hucles Nursing Home, Inc.),  7/06 at 102.00
 Series 1996, 6.000%, 7/01/24
Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds (W.K. Nursing Home       8/06 at 102.00
 Corporation), Series 1996, 5.950%, 2/01/16
Dormitory Authority of the State of New York, Revenue Bonds (The Miriam Osborn Memorial Home              7/10 at 102.00
 Association), Series 2000B, 6.375%, 7/01/29
Dormitory Authority of the State of New York, Revenue Bonds (Concord Nursing Home, Inc.), Series 2000,    7/10 at 101.00
 6.500%, 7/01/29
Dormitory Authority of the State of New York, FHA-Insured Mortgage Nursing Home Revenue Bonds             2/12 at 101.00
 (Augustana Lutheran Home for the Aged, Inc.), Series 2001, 5.400%, 2/01/31
Industrial Development Agency, Suffolk County, New York, Civic Facility Revenue Bonds (Special Needs      7/11 at 101.00
 Facilities Pooled Program), Series 2001-C1, 7.250%, 7/01/16
Syracuse Housing Authority, New York, FHA-Insured Mortgage Revenue Bonds (Loretto Rest Residential        2/08 at 102.00
 Healthcare Facility Project), Series 1997A, 5.800%, 8/01/37
UFA Development Corporation, Utica, New York, FHA-Insured Mortgage Revenue Bonds (Loretto-Utica           7/04 at 102.00
 Project), Series 1993, 5.950%, 7/01/35
-------------------------------------------------------------------------------------------------------------------------
Tax Obligation/General - 3.2%
The City of New York, New York, General Obligation Bonds, Fiscal 1992 Series C, 6.625%, 8/01/13           8/02 at 101.50
The City of New York, New York, General Obligation Bonds, Fiscal 1996 Series G:
  5.750%, 2/01/17                                                                                         2/06 at 101.50
  5.750%, 2/01/20                                                                                         2/06 at 101.50
The City of New York, New York, General Obligation Bonds, Fiscal 1997 Series D, 5.875%, 11/01/11         11/06 at 101.50
The City of New York, New York, General Obligation Bonds, Fiscal 1992 Series B, 7.500%, 2/01/06           8/02 at 101.50
Northern Mariana Islands Commonwealth, General Obligation Bonds, Series 2000A, 6.000%, 6/01/20            6/10 at 100.00
South Orangetown Central School District, Rockland County, New York, General Obligation Serial Bonds,
Series 1990:
  6.875%, 10/01/08                                                                                          No Opt. Call
  6.875%, 10/01/09                                                                                          No Opt. Call
-------------------------------------------------------------------------------------------------------------------------
Tax Obligation/Limited - 24.4%
Albany Housing Authority, New York, Limited Obligation Bonds, Series 1995, 5.850%, 10/01/07              10/05 at 102.00
Albany Parking Authority, New York, Aggregate Principal Amount Parking Revenue Refunding Bonds,             No Opt. Call
 Series 1992A, 0.000%, 11/01/17
Battery Park City Authority, New York, Junior Revenue Refunding Bonds, Series 1993A, 5.800%, 11/01/22    11/03 at 102.00
Canton Human Services Initiative, Inc., New York, Facility Revenue Bonds, Series 2001:
  5.700%, 9/01/24                                                                                         9/11 at 102.00
  5.750%, 9/01/32                                                                                         9/11 at 102.00
Housing New York Corporation, Senior Revenue Refunding Bonds, Series 1993, 5.000%, 11/01/13              11/03 at 102.00

                                                                                                                         Market
Description                                                                                              Ratings**        Value
-------------------------------------------------------------------------------------------------------------------------------
Housing/Single Family (continued)
State of New York Mortgage Agency, Mortgage Revenue Bonds, Series 95, 5.625%, 4/01/22                          Aa1 $  1,526,992
State of New York Mortgage Agency, Mortgage Revenue Bonds, Twenty-Ninth Series, 5.450%, 4/01/31                Aaa      282,853
 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------------------
Long-Term Care - 5.5%
Village of East Rochester Housing Authority, New York, Revenue Refunding Bonds (GNMA Security -                Aaa    1,327,894
 Genesee Valley Presbyterian Nursing Center Project), Series 2001, 5.200%, 12/20/24
Industrial Development Agency, Nassau County, New York, Civic Facility Revenue Bonds (Special Needs            N/R      969,381
 Facilities Pooled Program), Series 2001-B1, 7.250%, 7/01/16
Industrial Development Agency, New York City, New York, Civic Facility Revenue Bonds (Special Needs            N/R    1,525,978
 Facilities Pooled Program), Series 2000, 8.125%, 7/01/19
Dormitory Authority of the State of New York, Revenue Bonds (Bishop Henry R. Hucles Nursing Home, Inc.),       Aa1    2,072,780
 Series 1996, 6.000%, 7/01/24
Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds (W.K. Nursing Home            AAA    2,473,337
 Corporation), Series 1996, 5.950%, 2/01/16
Dormitory Authority of the State of New York, Revenue Bonds (The Miriam Osborn Memorial Home                     A    1,100,600
 Association), Series 2000B, 6.375%, 7/01/29
Dormitory Authority of the State of New York, Revenue Bonds (Concord Nursing Home, Inc.), Series 2000,          A1    1,647,210
 6.500%, 7/01/29
Dormitory Authority of the State of New York, FHA-Insured Mortgage Nursing Home Revenue Bonds                  AAA      305,166
 (Augustana Lutheran Home for the Aged, Inc.), Series 2001, 5.400%, 2/01/31
Industrial Development Agency, Suffolk County, New York, Civic Facility Revenue Bonds (Special Needs           N/R      251,135
 Facilities Pooled Program), Series 2001-C1, 7.250%, 7/01/16
Syracuse Housing Authority, New York, FHA-Insured Mortgage Revenue Bonds (Loretto Rest Residential             AAA    5,332,950
 Healthcare Facility Project), Series 1997A, 5.800%, 8/01/37
UFA Development Corporation, Utica, New York, FHA-Insured Mortgage Revenue Bonds (Loretto-Utica                Aa2       20,097
 Project), Series 1993, 5.950%, 7/01/35
-------------------------------------------------------------------------------------------------------------------------------
Tax Obligation/General - 3.2%
The City of New York, New York, General Obligation Bonds, Fiscal 1992 Series C, 6.625%, 8/01/13                AAA        5,176
The City of New York, New York, General Obligation Bonds, Fiscal 1996 Series G:
  5.750%, 2/01/17                                                                                                A    2,117,480
  5.750%, 2/01/20                                                                                                A    2,590,475
The City of New York, New York, General Obligation Bonds, Fiscal 1997 Series D, 5.875%, 11/01/11                 A    1,878,135
The City of New York, New York, General Obligation Bonds, Fiscal 1992 Series B, 7.500%, 2/01/06                  A    1,244,595
Northern Mariana Islands Commonwealth, General Obligation Bonds, Series 2000A, 6.000%, 6/01/20                   A      985,882
South Orangetown Central School District, Rockland County, New York, General Obligation Serial Bonds,
Series 1990:
  6.875%, 10/01/08                                                                                              A2      458,211
  6.875%, 10/01/09                                                                                              A2      461,510
-------------------------------------------------------------------------------------------------------------------------------
Tax Obligation/Limited - 24.4%
Albany Housing Authority, New York, Limited Obligation Bonds, Series 1995, 5.850%, 10/01/07                   Baa1      326,139
Albany Parking Authority, New York, Aggregate Principal Amount Parking Revenue Refunding Bonds,               Baa1      690,090
 Series 1992A, 0.000%, 11/01/17
Battery Park City Authority, New York, Junior Revenue Refunding Bonds, Series 1993A, 5.800%, 11/01/22           A+    1,269,725
Canton Human Services Initiative, Inc., New York, Facility Revenue Bonds, Series 2001:
  5.700%, 9/01/24                                                                                             Baa2    1,016,800
  5.750%, 9/01/32                                                                                             Baa2    1,282,819
Housing New York Corporation, Senior Revenue Refunding Bonds, Series 1993, 5.000%, 11/01/13                    AAA    2,556,625

--------------------------------------------------------------------------------
29

Portfolio of Investments
NUVEEN NEW YORK MUNICIPAL BOND FUND (continued)
February 28, 2002

   Principal
Amount (000) Description
----------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)
   $  4,000  Metropolitan Transportation Authority, New York, Transit Facilities Service Contract Bonds, Series P,
              5.750%, 7/01/15
             Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 1999A:
      1,000    5.250%, 4/01/23
      2,000    5.000%, 4/01/29
      1,500  Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2000A,
              6.000%, 4/01/30
      1,000  Nassau County Interim Finance Authority, New York, Sales Tax Secured Bonds, Series 2000A,
              5.750%, 11/15/16
      1,700  New York City Transit Authority, Metropolitan Transportation Authority, Triborough Bridge and Tunnel
              Authority, New York, Certificates of Participation, Series 2000A, 5.875%, 1/01/30
      1,500  New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal 2000 Series B,
              6.000%, 11/15/29
      1,000  New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal 2000 Series C,
              5.500%, 11/01/29
      1,915  New York City Transitional Finance Authority, New York, Future Tax Secured Bonds (Residual Interest
              Certificates), Series 319, 15.090%, 11/01/17 (IF)
        220  Dormitory Authority of the State of New York, Judicial Facilities Lease Revenue Bonds (Suffolk County
              Issue), Series 1991A, 9.500%, 4/15/14
      1,000  Dormitory Authority of the State of New York, Revenue Bonds (Department of Education of the State of
              New York Issue), Series 1994A, 6.250%, 7/01/24
      2,900  Dormitory Authority of the State of New York, Revenue Bonds (Department of Health of the State of
              New York), Series 1994, 5.500%, 7/01/23
      1,000  Dormitory Authority of the State of New York, Mental Health Services Facilities Improvement Revenue
              Bonds, Series 1997A, 5.750%, 8/15/22
      2,485  Dormitory Authority of the State of New York, Mental Health Services Facilities Improvement Revenue
              Bonds, Series 1997B, 5.625%, 2/15/21
      1,545  New York State Environmental Facilities Corporation, Special Obligation State Park Infrastructure Bonds,
              Series 1993A, 5.750%, 3/15/13
      1,000  New York State Housing Finance Agency, Health Facilities Revenue Bonds, New York City, 1996 Series A
              Refunding, 6.000%, 11/01/08
      2,520  New York State Housing Finance Agency, Service Contract Obligation Revenue Bonds, 1993 Series C
              Refunding, 5.875%, 9/15/14
        215  New York State Housing Finance Agency, Service Contract Obligation Revenue Bonds, 1995 Series A,
              6.375%, 9/15/15
        205  State of New York Municipal Bond Bank Agency, Special Program Revenue Bonds (City of Buffalo Issue),
              1991 Series A, 6.875%, 3/15/06
         15  New York State Medical Care Facilities Finance Agency, Mental Health Services Facilities Improvement
              Revenue Bonds, 1994 Series E, 6.500%, 8/15/24
      3,335  New York State Thruway Authority, Residual Interest Certificates (Highway and Bridge Trust Fund),
              Series 368, 14.700%, 4/01/16 (IF)
      5,745  New York State Thruway Authority, Local Highway and Bridge Service Contract Bonds (Drivers Series 145),
              Series 1999, 19.740%, 10/01/08 (IF)
      3,000  New York State Thruway Authority, Service Contract Local Highway and Bridge Revenue Bonds,
              Series 2001, 5.250%, 4/01/17
      5,500  New York State Urban Development Corporation, Revenue Refunding Bonds (Correctional Facilities),
              Series A, 5.250%, 1/01/21

                                                                                                           Optional Call
Description                                                                                                  Provisions*
-------------------------------------------------------------------------------------------------------------------------
Tax Obligation/Limited (continued)
Metropolitan Transportation Authority, New York, Transit Facilities Service Contract Bonds, Series P,     7/03 at 101.50
 5.750%, 7/01/15
Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 1999A:
  5.250%, 4/01/23                                                                                         4/09 at 101.00
  5.000%, 4/01/29                                                                                         4/09 at 101.00
Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2000A,                  4/10 at 100.00
 6.000%, 4/01/30
Nassau County Interim Finance Authority, New York, Sales Tax Secured Bonds, Series 2000A,                11/10 at 100.00
 5.750%, 11/15/16
New York City Transit Authority, Metropolitan Transportation Authority, Triborough Bridge and Tunnel      1/10 at 101.00
 Authority, New York, Certificates of Participation, Series 2000A, 5.875%, 1/01/30
New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal 2000 Series B,   5/10 at 101.00
 6.000%, 11/15/29
New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal 2000 Series C,   5/10 at 101.00
 5.500%, 11/01/29
New York City Transitional Finance Authority, New York, Future Tax Secured Bonds (Residual Interest       5/10 at 101.00
 Certificates), Series 319, 15.090%, 11/01/17 (IF)
Dormitory Authority of the State of New York, Judicial Facilities Lease Revenue Bonds (Suffolk County     4/02 at 114.14
 Issue), Series 1991A, 9.500%, 4/15/14
Dormitory Authority of the State of New York, Revenue Bonds (Department of Education of the State of      7/04 at 102.00
 New York Issue), Series 1994A, 6.250%, 7/01/24
Dormitory Authority of the State of New York, Revenue Bonds (Department of Health of the State of         7/04 at 102.00
 New York), Series 1994, 5.500%, 7/01/23
Dormitory Authority of the State of New York, Mental Health Services Facilities Improvement Revenue       2/07 at 102.00
 Bonds, Series 1997A, 5.750%, 8/15/22
Dormitory Authority of the State of New York, Mental Health Services Facilities Improvement Revenue       2/07 at 102.00
 Bonds, Series 1997B, 5.625%, 2/15/21
New York State Environmental Facilities Corporation, Special Obligation State Park Infrastructure Bonds,  3/03 at 101.00
 Series 1993A, 5.750%, 3/15/13
New York State Housing Finance Agency, Health Facilities Revenue Bonds, New York City, 1996 Series A      5/06 at 101.50
 Refunding, 6.000%, 11/01/08
New York State Housing Finance Agency, Service Contract Obligation Revenue Bonds, 1993 Series C           9/03 at 102.00
 Refunding, 5.875%, 9/15/14
New York State Housing Finance Agency, Service Contract Obligation Revenue Bonds, 1995 Series A,          9/05 at 102.00
 6.375%, 9/15/15
State of New York Municipal Bond Bank Agency, Special Program Revenue Bonds (City of Buffalo Issue),      3/02 at 102.00
 1991 Series A, 6.875%, 3/15/06
New York State Medical Care Facilities Finance Agency, Mental Health Services Facilities Improvement      8/04 at 102.00
 Revenue Bonds, 1994 Series E, 6.500%, 8/15/24
New York State Thruway Authority, Residual Interest Certificates (Highway and Bridge Trust Fund),         4/10 at 101.00
 Series 368, 14.700%, 4/01/16 (IF)
New York State Thruway Authority, Local Highway and Bridge Service Contract Bonds (Drivers Series 145),     No Opt. Call
 Series 1999, 19.740%, 10/01/08 (IF)
New York State Thruway Authority, Service Contract Local Highway and Bridge Revenue Bonds,                4/11 at 100.00
 Series 2001, 5.250%, 4/01/17
New York State Urban Development Corporation, Revenue Refunding Bonds (Correctional Facilities),          1/04 at 102.00
 Series A, 5.250%, 1/01/21

                                                                                                                         Market
Description                                                                                              Ratings**        Value
-------------------------------------------------------------------------------------------------------------------------------
Tax Obligation/Limited (continued)
Metropolitan Transportation Authority, New York, Transit Facilities Service Contract Bonds, Series P,          AA- $  4,234,680
 5.750%, 7/01/15
Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 1999A:
  5.250%, 4/01/23                                                                                              AAA    1,022,070
  5.000%, 4/01/29                                                                                              AAA    1,983,780
Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2000A,                       AAA    1,652,715
 6.000%, 4/01/30
Nassau County Interim Finance Authority, New York, Sales Tax Secured Bonds, Series 2000A,                      AAA    1,100,180
 5.750%, 11/15/16
New York City Transit Authority, Metropolitan Transportation Authority, Triborough Bridge and Tunnel           AAA    1,851,368
 Authority, New York, Certificates of Participation, Series 2000A, 5.875%, 1/01/30
New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal 2000 Series B,        AA+    1,653,045
 6.000%, 11/15/29
New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal 2000 Series C,        AA+    1,041,450
 5.500%, 11/01/29
New York City Transitional Finance Authority, New York, Future Tax Secured Bonds (Residual Interest            Aa3    2,521,289
 Certificates), Series 319, 15.090%, 11/01/17 (IF)
Dormitory Authority of the State of New York, Judicial Facilities Lease Revenue Bonds (Suffolk County         Baa1      252,474
 Issue), Series 1991A, 9.500%, 4/15/14
Dormitory Authority of the State of New York, Revenue Bonds (Department of Education of the State of           AA-    1,055,170
 New York Issue), Series 1994A, 6.250%, 7/01/24
Dormitory Authority of the State of New York, Revenue Bonds (Department of Health of the State of              AA-    2,942,775
 New York), Series 1994, 5.500%, 7/01/23
Dormitory Authority of the State of New York, Mental Health Services Facilities Improvement Revenue            AAA    1,057,170
 Bonds, Series 1997A, 5.750%, 8/15/22
Dormitory Authority of the State of New York, Mental Health Services Facilities Improvement Revenue            AA-    2,568,695
 Bonds, Series 1997B, 5.625%, 2/15/21
New York State Environmental Facilities Corporation, Special Obligation State Park Infrastructure Bonds,       AA-    1,615,298
 Series 1993A, 5.750%, 3/15/13
New York State Housing Finance Agency, Health Facilities Revenue Bonds, New York City, 1996 Series A             A    1,093,580
 Refunding, 6.000%, 11/01/08
New York State Housing Finance Agency, Service Contract Obligation Revenue Bonds, 1993 Series C                 A3    2,623,421
 Refunding, 5.875%, 9/15/14
New York State Housing Finance Agency, Service Contract Obligation Revenue Bonds, 1995 Series A,               AA-      232,669
 6.375%, 9/15/15
State of New York Municipal Bond Bank Agency, Special Program Revenue Bonds (City of Buffalo Issue),          BBB+      210,689
 1991 Series A, 6.875%, 3/15/06
New York State Medical Care Facilities Finance Agency, Mental Health Services Facilities Improvement           AA-       16,412
 Revenue Bonds, 1994 Series E, 6.500%, 8/15/24
New York State Thruway Authority, Residual Interest Certificates (Highway and Bridge Trust Fund),              Aaa    4,429,847
 Series 368, 14.700%, 4/01/16 (IF)
New York State Thruway Authority, Local Highway and Bridge Service Contract Bonds (Drivers Series 145),        AAA    7,540,370
 Series 1999, 19.740%, 10/01/08 (IF)
New York State Thruway Authority, Service Contract Local Highway and Bridge Revenue Bonds,                     AA-    3,133,230
 Series 2001, 5.250%, 4/01/17
New York State Urban Development Corporation, Revenue Refunding Bonds (Correctional Facilities),               AA-    5,517,600
 Series A, 5.250%, 1/01/21

--------------------------------------------------------------------------------
30

   Principal
Amount (000) Description
-----------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)
   $  1,000  New York State Urban Development Corporation, Project Revenue Bonds (Onondaga County Convention
              Center), Refunding Series 1995, 6.250%, 1/01/20
      5,090  New York State Urban Development Corporation, Correctional Capital Facilities Revenue Bonds,
              Refunding Series 1993, 5.500%, 1/01/15
      2,000  City School District of Niagara Falls, New York, Certificates of Participation (High School Facility),
              Series 1998, 5.375%, 6/15/28
      1,420  City School District of Niagara Falls, New York, Certificates of Participation (High School Facility),
              Series 2000, 6.625%, 6/15/28
      1,000  Puerto Rico Highway and Transportation Authority, Transportation Revenue Bonds, Series B,
              5.750%, 7/01/19
      2,000  34th Street Partnership, Inc., 34th Street Business Improvement District, New York, Capital Improvement
              Bonds, Series 1993, 5.500%, 1/01/23
        500  Triborough Bridge and Tunnel Authority, New York, Convention Center Bonds, Series E, 7.250%, 1/01/10
      1,250  Virgin Islands Public Finance Authority, Revenue Bonds (Virgin Islands Gross Receipts Tax Loan Note),
              Series 1999A, 6.500%, 10/01/24
      1,960  Industrial Development Agency, City of Yonkers, New York, Civic Facility Revenue Bonds (Community
              Development Properties - Yonkers, Inc. Project), Series 2001A, 6.625%, 2/01/26
-----------------------------------------------------------------------------------------------------------------------
             Transportation - 5.5%
      4,000  Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997A,
              5.750%, 7/01/21
      2,000  Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997B,
              5.000%, 7/01/20
      2,000  Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997C,
              5.375%, 7/01/27
      1,000  Industrial Development Agency, New York City, New York, Special Facility Revenue Bonds
              (American Airlines, Inc. Project) Series 1990 Remarketed, 5.400%, 7/01/20 (Alternative Minimum Tax)
        500  Industrial Development Agency, New York City, New York, Special Facility Revenue Bonds
              (British Airways PLC Project), Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)
      1,000  Niagara Frontier Transportation Authority, New York, Airport Revenue Bonds (Buffalo-Niagara International
              Airport), Series 1999A, 5.625%, 4/01/29 (Alternative Minimum Tax)
      1,500  Port Authority of New York and New Jersey, Special Project Bonds (JFK International Air Terminal L.L.C.
              Project), Series 6, 5.750%, 12/01/25 (Alternative Minimum Tax)
        250  Puerto Rico Ports Authority, Special Facilities Revenue Bonds (American Airlines, Inc. Project),
              1996 Series A, 6.250%, 6/01/26 (Alternative Minimum Tax)
      1,500  Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Series 2001A,
              5.250%, 1/01/17
      3,000  Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Series 1999B,
              5.500%, 1/01/30
-----------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 10.1%
      1,600  Industrial Development Agency, Franklin County, New York, Lease Revenue Bonds (County Correctional
              Facility Project), Series 1992, 6.750%, 11/01/12 (Pre-refunded to 11/01/02)
      1,000  Industrial Development Agency, City of Rochelle, New York, Civic Facility Revenue Bonds
              (College of New Rochelle Project), Series 1992, 6.625%, 7/01/12 (Pre-refunded to 7/01/02)
         40  The City of New York, New York, General Obligation Bonds, Fiscal 1992 Series C, 6.625%, 8/01/13
              (Pre-refunded to 8/01/02)
      1,000  The City of New York, New York, General Obligation Bonds, Fiscal 1995 Series B1, 7.000%, 8/15/16
              (Pre-refunded to 8/15/04)

                                                                                                            Optional Call
Description                                                                                                   Provisions*
--------------------------------------------------------------------------------------------------------------------------
Tax Obligation/Limited (continued)
New York State Urban Development Corporation, Project Revenue Bonds (Onondaga County Convention            1/06 at 102.00
 Center), Refunding Series 1995, 6.250%, 1/01/20
New York State Urban Development Corporation, Correctional Capital Facilities Revenue Bonds,               1/03 at 102.00
 Refunding Series 1993, 5.500%, 1/01/15
City School District of Niagara Falls, New York, Certificates of Participation (High School Facility),     6/08 at 101.00
 Series 1998, 5.375%, 6/15/28
City School District of Niagara Falls, New York, Certificates of Participation (High School Facility),     6/09 at 101.00
 Series 2000, 6.625%, 6/15/28
Puerto Rico Highway and Transportation Authority, Transportation Revenue Bonds, Series B,                  7/10 at 101.00
 5.750%, 7/01/19
34th Street Partnership, Inc., 34th Street Business Improvement District, New York, Capital Improvement    1/03 at 102.00
 Bonds, Series 1993, 5.500%, 1/01/23
Triborough Bridge and Tunnel Authority, New York, Convention Center Bonds, Series E, 7.250%, 1/01/10         No Opt. Call
Virgin Islands Public Finance Authority, Revenue Bonds (Virgin Islands Gross Receipts Tax Loan Note),     10/10 at 101.00
 Series 1999A, 6.500%, 10/01/24
Industrial Development Agency, City of Yonkers, New York, Civic Facility Revenue Bonds (Community          2/11 at 100.00
 Development Properties - Yonkers, Inc. Project), Series 2001A, 6.625%, 2/01/26
--------------------------------------------------------------------------------------------------------------------------
Transportation - 5.5%
Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997A,          7/07 at 101.50
 5.750%, 7/01/21
Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997B,          7/07 at 102.00
 5.000%, 7/01/20
Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997C,          7/07 at 101.00
 5.375%, 7/01/27
Industrial Development Agency, New York City, New York, Special Facility Revenue Bonds                     8/07 at 102.00
 (American Airlines, Inc. Project) Series 1990 Remarketed, 5.400%, 7/01/20 (Alternative Minimum Tax)
Industrial Development Agency, New York City, New York, Special Facility Revenue Bonds                    12/08 at 102.00
 (British Airways PLC Project), Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)
Niagara Frontier Transportation Authority, New York, Airport Revenue Bonds (Buffalo-Niagara International  4/09 at 101.00
 Airport), Series 1999A, 5.625%, 4/01/29 (Alternative Minimum Tax)
Port Authority of New York and New Jersey, Special Project Bonds (JFK International Air Terminal L.L.C.   12/07 at 100.00
 Project), Series 6, 5.750%, 12/01/25 (Alternative Minimum Tax)
Puerto Rico Ports Authority, Special Facilities Revenue Bonds (American Airlines, Inc. Project),           6/06 at 102.00
 1996 Series A, 6.250%, 6/01/26 (Alternative Minimum Tax)
Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Series 2001A,             1/12 at 100.00
 5.250%, 1/01/17
Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Series 1999B,             1/10 at 100.00
 5.500%, 1/01/30
--------------------------------------------------------------------------------------------------------------------------
U.S. Guaranteed - 10.1%
Industrial Development Agency, Franklin County, New York, Lease Revenue Bonds (County Correctional        11/02 at 102.00
 Facility Project), Series 1992, 6.750%, 11/01/12 (Pre-refunded to 11/01/02)
Industrial Development Agency, City of Rochelle, New York, Civic Facility Revenue Bonds                    7/02 at 102.00
 (College of New Rochelle Project), Series 1992, 6.625%, 7/01/12 (Pre-refunded to 7/01/02)
The City of New York, New York, General Obligation Bonds, Fiscal 1992 Series C, 6.625%, 8/01/13            8/02 at 101.50
 (Pre-refunded to 8/01/02)
The City of New York, New York, General Obligation Bonds, Fiscal 1995 Series B1, 7.000%, 8/15/16           8/04 at 101.00
 (Pre-refunded to 8/15/04)

                                                                                                                          Market
Description                                                                                               Ratings**        Value
--------------------------------------------------------------------------------------------------------------------------------
Tax Obligation/Limited (continued)
New York State Urban Development Corporation, Project Revenue Bonds (Onondaga County Convention                 AA- $  1,067,090
 Center), Refunding Series 1995, 6.250%, 1/01/20
New York State Urban Development Corporation, Correctional Capital Facilities Revenue Bonds,                    AA-    5,252,269
 Refunding Series 1993, 5.500%, 1/01/15
City School District of Niagara Falls, New York, Certificates of Participation (High School Facility),          AAA    2,051,640
 Series 1998, 5.375%, 6/15/28
City School District of Niagara Falls, New York, Certificates of Participation (High School Facility),         BBB-    1,549,660
 Series 2000, 6.625%, 6/15/28
Puerto Rico Highway and Transportation Authority, Transportation Revenue Bonds, Series B,                       AAA    1,092,600
 5.750%, 7/01/19
34th Street Partnership, Inc., 34th Street Business Improvement District, New York, Capital Improvement          A1    2,017,340
 Bonds, Series 1993, 5.500%, 1/01/23
Triborough Bridge and Tunnel Authority, New York, Convention Center Bonds, Series E, 7.250%, 1/01/10            AA-      581,495
Virgin Islands Public Finance Authority, Revenue Bonds (Virgin Islands Gross Receipts Tax Loan Note),          BBB-    1,350,013
 Series 1999A, 6.500%, 10/01/24
Industrial Development Agency, City of Yonkers, New York, Civic Facility Revenue Bonds (Community              BBB-    2,075,797
 Development Properties - Yonkers, Inc. Project), Series 2001A, 6.625%, 2/01/26
--------------------------------------------------------------------------------------------------------------------------------
Transportation - 5.5%
Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997A,               AAA    4,304,840
 5.750%, 7/01/21
Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997B,               AAA    2,013,920
 5.000%, 7/01/20
Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997C,               AAA    2,050,420
 5.375%, 7/01/27
Industrial Development Agency, New York City, New York, Special Facility Revenue Bonds                           BB      735,110
 (American Airlines, Inc. Project) Series 1990 Remarketed, 5.400%, 7/01/20 (Alternative Minimum Tax)
Industrial Development Agency, New York City, New York, Special Facility Revenue Bonds                         BBB-      381,390
 (British Airways PLC Project), Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)
Niagara Frontier Transportation Authority, New York, Airport Revenue Bonds (Buffalo-Niagara International       AAA    1,048,510
 Airport), Series 1999A, 5.625%, 4/01/29 (Alternative Minimum Tax)
Port Authority of New York and New Jersey, Special Project Bonds (JFK International Air Terminal L.L.C.         AAA    1,557,450
 Project), Series 6, 5.750%, 12/01/25 (Alternative Minimum Tax)
Puerto Rico Ports Authority, Special Facilities Revenue Bonds (American Airlines, Inc. Project),                 BB      197,448
 1996 Series A, 6.250%, 6/01/26 (Alternative Minimum Tax)
Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Series 2001A,                  AA-    1,570,935
 5.250%, 1/01/17
Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Series 1999B,                  AA-    3,101,010
 5.500%, 1/01/30
--------------------------------------------------------------------------------------------------------------------------------
U.S. Guaranteed - 10.1%
Industrial Development Agency, Franklin County, New York, Lease Revenue Bonds (County Correctional          BBB-***    1,686,656
 Facility Project), Series 1992, 6.750%, 11/01/12 (Pre-refunded to 11/01/02)
Industrial Development Agency, City of Rochelle, New York, Civic Facility Revenue Bonds                     Baa2***    1,037,390
 (College of New Rochelle Project), Series 1992, 6.625%, 7/01/12 (Pre-refunded to 7/01/02)
The City of New York, New York, General Obligation Bonds, Fiscal 1992 Series C, 6.625%, 8/01/13                 AAA       41,486
 (Pre-refunded to 8/01/02)
The City of New York, New York, General Obligation Bonds, Fiscal 1995 Series B1, 7.000%, 8/15/16                Aaa    1,129,860
 (Pre-refunded to 8/15/04)

--------------------------------------------------------------------------------
31

Portfolio of Investments
NUVEEN NEW YORK MUNICIPAL BOND FUND (continued)
February 28, 2002

   Principal
Amount (000) Description
-----------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed (continued)
   $  3,000  Municipal Water Finance Authority, New York City, New York, Water and Sewer System Revenue Bonds,
              Fiscal 1996 Series A, 5.875%, 6/15/25 (Pre-refunded to 6/15/05)
      5,345  Industrial Development Agency, New York City, New York, Civic Facility Revenue Bonds (The Lighthouse,
              Inc. Project), Series 1992, 6.500%, 7/01/22 (Pre-refunded to 7/01/02)
      2,100  Dormitory Authority of the State of New York, Revenue Bonds (University of Rochester), Series 1994A,
              6.500%, 7/01/19 (Pre-refunded to 7/01/04)
        985  Dormitory Authority of the State of New York, Dormitory Revenue Bonds (State University Issue), Series X,
              7.400%, 7/01/24 (Pre-refunded to 7/01/04)
      1,500  Dormitory Authority of the State of New York, Department of Health of the State of New York,
              Revenue Bonds (Roswell Park Cancer Center), Series 1995, 6.625%, 7/01/24 (Pre-refunded to 7/01/05)
         15  Dormitory Authority of the State of New York, Mental Health Services Facilities Improvement Revenue
              Bonds, Series 1997B, 5.625%, 2/15/21 (Pre-refunded to 2/15/07)
        215  New York State Energy Research and Development Authority, Electric Facilities Revenue Bonds
              (Long Island Lighting Company Project), 1992 Series D, 6.900%, 8/01/22 (Alternative Minimum Tax)
              (Pre-refunded to 1/21/03)
        200  New York State Housing Finance Agency, State University Construction Bonds, 1986 Series A,
              8.000%, 5/01/11
        470  New York State Housing Finance Agency, Service Contract Obligation Revenue Bonds, 1993 Series C
              Refunding, 5.875%, 9/15/14 (Pre-refunded to 9/15/03)
      1,785  New York State Housing Finance Agency, Service Contract Obligation Revenue Bonds, 1995 Series A,
              6.375%, 9/15/15 (Pre-refunded to 9/15/07)
      1,290  New York State Medical Care Facilities Finance Agency, FHA-Insured Mortgage Hospital and Nursing Home
              Revenue Bonds, 1992 Series D, 6.450%, 2/15/09 (Pre-refunded to 2/15/03)
             New York State Medical Care Facilities Finance Agency, FHA-Insured Mortgage Revenue Bonds
             (New York Hospital), Series 1994A:
      1,000    6.750%, 8/15/14 (Pre-refunded to 2/15/05)
      1,000    6.800%, 8/15/24 (Pre-refunded to 2/15/05)
      2,700  New York State Medical Care Facilities Finance Agency, Secured Hospital Revenue Bonds
              (Brookdale Hospital Medical Center), 1995 Series A, 6.800%, 8/15/12 (Pre-refunded to 2/15/05)
      1,480  New York State Medical Care Facilities Finance Agency, FHA-Insured Mortgage Hospital and Nursing Home
              Revenue Bonds, 1994 Series A, 6.200%, 2/15/21 (Pre-refunded to 2/15/04)
      1,485  New York State Medical Care Facilities Finance Agency, Mental Health Services Facilities Improvement
              Revenue Bonds, 1994 Series E, 6.500%, 8/15/24 (Pre-refunded to 8/15/04)
-----------------------------------------------------------------------------------------------------------------------
             Utilities - 10.6%
      6,500  Industrial Development Agency, Erie County, New York, Solid Waste Disposal Facility Revenue Bonds
              (CanFibre of Lackawanna Project), Series 1998, 8.875%, 12/01/13 (Alternative Minimum Tax)#
             Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 1998A:
      1,000    5.250%, 12/01/26
      1,500    5.250%, 12/01/26
      4,455    5.500%, 12/01/29
      2,000  Long Island Power Authority, New York, Electric System General Revenue Bonds, 2001 Series A,
              5.375%, 9/01/25
      1,000  Long Island Power Authority, New York, Electric System General Revenue Bonds, 2000 Series L,
              5.375%, 5/01/33
      5,950  Industrial Development Agency, New York City, New York, Industrial Development Revenue Bonds
              (Brooklyn Navy Yard Cogeneration Partners - L.P. Project), Series 1997, 5.750%, 10/01/36
              (Alternative Minimum Tax)

                                                                                                            Optional Call
Description                                                                                                   Provisions*
--------------------------------------------------------------------------------------------------------------------------
U.S. Guaranteed (continued)
Municipal Water Finance Authority, New York City, New York, Water and Sewer System Revenue Bonds,          6/05 at 101.00
 Fiscal 1996 Series A, 5.875%, 6/15/25 (Pre-refunded to 6/15/05)
Industrial Development Agency, New York City, New York, Civic Facility Revenue Bonds (The Lighthouse,      7/02 at 102.00
 Inc. Project), Series 1992, 6.500%, 7/01/22 (Pre-refunded to 7/01/02)
Dormitory Authority of the State of New York, Revenue Bonds (University of Rochester), Series 1994A,       7/04 at 102.00
 6.500%, 7/01/19 (Pre-refunded to 7/01/04)
Dormitory Authority of the State of New York, Dormitory Revenue Bonds (State University Issue), Series X,  7/04 at 102.00
 7.400%, 7/01/24 (Pre-refunded to 7/01/04)
Dormitory Authority of the State of New York, Department of Health of the State of New York,               7/05 at 102.00
 Revenue Bonds (Roswell Park Cancer Center), Series 1995, 6.625%, 7/01/24 (Pre-refunded to 7/01/05)
Dormitory Authority of the State of New York, Mental Health Services Facilities Improvement Revenue        2/07 at 102.00
 Bonds, Series 1997B, 5.625%, 2/15/21 (Pre-refunded to 2/15/07)
New York State Energy Research and Development Authority, Electric Facilities Revenue Bonds                1/03 at 102.00
 (Long Island Lighting Company Project), 1992 Series D, 6.900%, 8/01/22 (Alternative Minimum Tax)
 (Pre-refunded to 1/21/03)
New York State Housing Finance Agency, State University Construction Bonds, 1986 Series A,                   No Opt. Call
 8.000%, 5/01/11
New York State Housing Finance Agency, Service Contract Obligation Revenue Bonds, 1993 Series C            9/03 at 102.00
 Refunding, 5.875%, 9/15/14 (Pre-refunded to 9/15/03)
New York State Housing Finance Agency, Service Contract Obligation Revenue Bonds, 1995 Series A,           9/07 at 100.00
 6.375%, 9/15/15 (Pre-refunded to 9/15/07)
New York State Medical Care Facilities Finance Agency, FHA-Insured Mortgage Hospital and Nursing Home      2/03 at 102.00
 Revenue Bonds, 1992 Series D, 6.450%, 2/15/09 (Pre-refunded to 2/15/03)
New York State Medical Care Facilities Finance Agency, FHA-Insured Mortgage Revenue Bonds
(New York Hospital), Series 1994A:
  6.750%, 8/15/14 (Pre-refunded to 2/15/05)                                                                2/05 at 102.00
  6.800%, 8/15/24 (Pre-refunded to 2/15/05)                                                                2/05 at 102.00
New York State Medical Care Facilities Finance Agency, Secured Hospital Revenue Bonds                      2/05 at 102.00
 (Brookdale Hospital Medical Center), 1995 Series A, 6.800%, 8/15/12 (Pre-refunded to 2/15/05)
New York State Medical Care Facilities Finance Agency, FHA-Insured Mortgage Hospital and Nursing Home      2/04 at 102.00
 Revenue Bonds, 1994 Series A, 6.200%, 2/15/21 (Pre-refunded to 2/15/04)
New York State Medical Care Facilities Finance Agency, Mental Health Services Facilities Improvement       8/04 at 102.00
 Revenue Bonds, 1994 Series E, 6.500%, 8/15/24 (Pre-refunded to 8/15/04)
--------------------------------------------------------------------------------------------------------------------------
Utilities - 10.6%
Industrial Development Agency, Erie County, New York, Solid Waste Disposal Facility Revenue Bonds         12/10 at 103.00
 (CanFibre of Lackawanna Project), Series 1998, 8.875%, 12/01/13 (Alternative Minimum Tax)#
Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 1998A:
  5.250%, 12/01/26                                                                                         6/08 at 101.00
  5.250%, 12/01/26                                                                                         6/08 at 101.00
  5.500%, 12/01/29                                                                                         6/03 at 101.00
Long Island Power Authority, New York, Electric System General Revenue Bonds, 2001 Series A,               9/11 at 100.00
 5.375%, 9/01/25
Long Island Power Authority, New York, Electric System General Revenue Bonds, 2000 Series L,               5/11 at 100.00
 5.375%, 5/01/33
Industrial Development Agency, New York City, New York, Industrial Development Revenue Bonds              10/08 at 102.00
 (Brooklyn Navy Yard Cogeneration Partners - L.P. Project), Series 1997, 5.750%, 10/01/36
 (Alternative Minimum Tax)

                                                                                                                          Market
Description                                                                                               Ratings**        Value
--------------------------------------------------------------------------------------------------------------------------------
U.S. Guaranteed (continued)
Municipal Water Finance Authority, New York City, New York, Water and Sewer System Revenue Bonds,               AAA $  3,361,800
 Fiscal 1996 Series A, 5.875%, 6/15/25 (Pre-refunded to 6/15/05)
Industrial Development Agency, New York City, New York, Civic Facility Revenue Bonds (The Lighthouse,        N/R***    5,543,941
 Inc. Project), Series 1992, 6.500%, 7/01/22 (Pre-refunded to 7/01/02)
Dormitory Authority of the State of New York, Revenue Bonds (University of Rochester), Series 1994A,          A+***    2,354,898
 6.500%, 7/01/19 (Pre-refunded to 7/01/04)
Dormitory Authority of the State of New York, Dormitory Revenue Bonds (State University Issue), Series X,       AAA    1,125,717
 7.400%, 7/01/24 (Pre-refunded to 7/01/04)
Dormitory Authority of the State of New York, Department of Health of the State of New York,                    AAA    1,732,350
 Revenue Bonds (Roswell Park Cancer Center), Series 1995, 6.625%, 7/01/24 (Pre-refunded to 7/01/05)
Dormitory Authority of the State of New York, Mental Health Services Facilities Improvement Revenue          AA-***       17,073
 Bonds, Series 1997B, 5.625%, 2/15/21 (Pre-refunded to 2/15/07)
New York State Energy Research and Development Authority, Electric Facilities Revenue Bonds                    A***      228,605
 (Long Island Lighting Company Project), 1992 Series D, 6.900%, 8/01/22 (Alternative Minimum Tax)
 (Pre-refunded to 1/21/03)
New York State Housing Finance Agency, State University Construction Bonds, 1986 Series A,                      AAA      254,270
 8.000%, 5/01/11
New York State Housing Finance Agency, Service Contract Obligation Revenue Bonds, 1993 Series C                 AAA      508,394
 Refunding, 5.875%, 9/15/14 (Pre-refunded to 9/15/03)
New York State Housing Finance Agency, Service Contract Obligation Revenue Bonds, 1995 Series A,                AAA    2,087,433
 6.375%, 9/15/15 (Pre-refunded to 9/15/07)
New York State Medical Care Facilities Finance Agency, FHA-Insured Mortgage Hospital and Nursing Home           AAA    1,374,676
 Revenue Bonds, 1992 Series D, 6.450%, 2/15/09 (Pre-refunded to 2/15/03)
New York State Medical Care Facilities Finance Agency, FHA-Insured Mortgage Revenue Bonds
(New York Hospital), Series 1994A:
  6.750%, 8/15/14 (Pre-refunded to 2/15/05)                                                                     AAA    1,144,070
  6.800%, 8/15/24 (Pre-refunded to 2/15/05)                                                                     AAA    1,145,490
New York State Medical Care Facilities Finance Agency, Secured Hospital Revenue Bonds                           AAA    3,092,823
 (Brookdale Hospital Medical Center), 1995 Series A, 6.800%, 8/15/12 (Pre-refunded to 2/15/05)
New York State Medical Care Facilities Finance Agency, FHA-Insured Mortgage Hospital and Nursing Home         AA***    1,605,711
 Revenue Bonds, 1994 Series A, 6.200%, 2/15/21 (Pre-refunded to 2/15/04)
New York State Medical Care Facilities Finance Agency, Mental Health Services Facilities Improvement         AA-***    1,671,145
 Revenue Bonds, 1994 Series E, 6.500%, 8/15/24 (Pre-refunded to 8/15/04)
--------------------------------------------------------------------------------------------------------------------------------
Utilities - 10.6%
Industrial Development Agency, Erie County, New York, Solid Waste Disposal Facility Revenue Bonds               N/R    2,242,500
 (CanFibre of Lackawanna Project), Series 1998, 8.875%, 12/01/13 (Alternative Minimum Tax)#
Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 1998A:
  5.250%, 12/01/26                                                                                               A-    1,004,240
  5.250%, 12/01/26                                                                                              AAA    1,518,420
  5.500%, 12/01/29                                                                                               A-    4,514,341
Long Island Power Authority, New York, Electric System General Revenue Bonds, 2001 Series A,                     A-    2,031,240
 5.375%, 9/01/25
Long Island Power Authority, New York, Electric System General Revenue Bonds, 2000 Series L,                     A-    1,011,250
 5.375%, 5/01/33
Industrial Development Agency, New York City, New York, Industrial Development Revenue Bonds                   BBB-    5,887,882
 (Brooklyn Navy Yard Cogeneration Partners - L.P. Project), Series 1997, 5.750%, 10/01/36
 (Alternative Minimum Tax)

--------------------------------------------------------------------------------
32

   Principal                                                     Optional Call                 Market
Amount (000) Description                                           Provisions* Ratings**        Value
-----------------------------------------------------------------------------------------------------
             Utilities (continued)
   $    285  New York State Energy Research and Development     1/03 at 102.00         A $    299,507
              Authority, Electric Facilities Revenue Bonds
              (Long Island Lighting Company Project), 1992
              Series D, 6.900%, 8/01/22 (Alternative Minimum
              Tax)
      2,435  New York State Energy Research and Development     7/05 at 102.00       AAA    2,579,249
              Authority, Pollution Control Revenue Bonds (New
              York State Electric and Gas Corporation
              Project), Series 1987A, 6.150%, 7/01/26
              (Alternative Minimum Tax)
      1,500  New York State Energy Research and Development     7/05 at 102.00       AAA    1,669,560
              Authority, Facilities Refunding Revenue
              Bonds (Consolidated Edison Company of New York,
              Inc. Project), Series 1995A, 6.100%, 8/15/20
      3,000  Power Authority of the State of New York, Revenue
             Bonds, Series 2000A, 5.250%, 11/15/40             11/10 at 100.00       Aa2    3,023,970
      1,000  Power Authority of the State of New York, Revenue
             Bonds, Series 2001, 5.500%, 11/15/07                 No Opt. Call       Aa2    1,115,200
        750  Onondaga County Resource Recovery Agency, New      5/02 at 102.00       Ba3      691,200
              York, System Revenue Bonds (Development
              Costs), Series 1992, 7.000%, 5/01/15
              (Alternative Minimum Tax)
             Industrial Development Agency, Suffolk County,
             New York, Industrial Development Revenue
             Bonds (Nissequogue Cogen Partners Facility),
             Series 1998:
      1,800    5.300%, 1/01/13 (Alternative Minimum Tax)        1/09 at 101.00       N/R    1,686,150
      4,000    5.500%, 1/01/23 (Alternative Minimum Tax)        1/09 at 101.00       N/R    3,607,560
-----------------------------------------------------------------------------------------------------
             Water and Sewer - 2.5%
             Monroe County Water Authority, New York, Water
             Revenue Bonds, Series 2001:
        850    5.150%, 8/01/22                                  8/11 at 101.00        AA      859,469
      2,250    5.250%, 8/01/36                                  8/11 at 101.00        AA    2,269,325
      2,000  Municipal Water Finance Authority, New York City,  6/06 at 101.00       AAA    2,187,240
              New York, Water and Sewer System Revenue
              Bonds, Fiscal 1996 Series B, 5.750%, 6/15/26
        250  Municipal Water Finance Authority, New York City,  6/09 at 101.00       AAA      259,153
              New York, Water and Sewer System Revenue
              Bonds, Fiscal 2000 Series A, 5.500%, 6/15/32
      2,000  Municipal Water Finance Authority, New York City,  6/10 at 101.00        AA    2,072,720
              New York, Water and Sewer System Revenue
              Bonds, Fiscal 2001 Series A, 5.500%, 6/15/33
-----------------------------------------------------------------------------------------------------
   $292,670  Total Investments (cost $287,553,681) - 98.1%                                303,216,198
-----------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 1.9%                                           5,831,916
             ----------------------------------------------------------------------------------------
             Net Assets - 100%                                                           $309,048,114
             ----------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.
           # Non-income producing security. In the case of a bond, non-income producing generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
           N/RInvestment is not rated.
          (IF)Inverse floating rate security.


                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
33

Portfolio of Investments
NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND
February 28, 2002

   Principal
Amount (000) Description
--------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 13.4%

   $  1,000  Industrial Development Agency, Allegany County, New York, Civic Facility Revenue Bonds
              (Alfred University Civic Facility), Series 1998, 5.000%, 8/01/28

      3,095  Industrial Development Agency, Town of Amherst, New York, Civic Facility Revenue Bonds
              (UBF Faculty-Student Housing Corporation - Village Green Project), 2000 Series A, 5.750%, 8/01/30

      1,110  Industrial Development Agency, Town of Amherst, New York, Civic Facility Revenue Bonds
              (UBF Faculty-Student Housing Corporation - Creekside Project), 2002 Series A, 5.000%, 8/01/22

      1,350  Industrial Development Agency, Town of Hempstead, New York, Civic Facility Revenue Bonds
              (Hofstra University Project), Series 1996, 5.800%, 7/01/15

      1,750  The Trust for Cultural Resources of the City of New York, New York, Revenue Bonds (American Museum of
              Natural History), Series 1997A, 5.650%, 4/01/27

      1,000  Industrial Development Agency, New York City, New York, Civic Facility Revenue Bonds (USTA National
              Tennis Center, Inc. Project), 6.375%, 11/15/14

      1,145  Industrial Development Agency, New York City, New York, Civic Facility Revenue Bonds (Anti-Defamation
              League Foundation Project), Series 1997A, 5.600%, 6/01/17

        130  Dormitory Authority of the State of New York, College and University Revenue Bonds (Pooled Capital
              Program), Series 1985, 7.800%, 12/01/05

      4,000  Dormitory Authority of the State of New York, City University System Consolidated Revenue Bonds,
              Series 1993A, 5.750%, 7/01/13

      1,090  Dormitory Authority of the State of New York, Insured Revenue Bonds (Mount Sinai School of Medicine),
              Series 1994A, 5.000%, 7/01/21

      1,500  Dormitory Authority of the State of New York, Revenue Bonds (Sarah Lawrence College), Series 1995,
              6.000%, 7/01/24

      5,000  Dormitory Authority of the State of New York, Revenue Bonds (State University Educational Facilities),
              Series 1996, 5.500%, 5/15/26

      2,925  Dormitory Authority of the State of New York, Insured Revenue Bonds (Siena College), Series 1997,
              5.750%, 7/01/26

      3,000  Dormitory Authority of the State of New York, City University System Consolidated Third General
              Resolution Revenue Bonds, 1997 Series 1, 5.125%, 7/01/27

      4,000  Dormitory Authority of the State of New York, Insured Revenue Bonds (Fordham University),
              Series 1998, 5.000%, 7/01/28

      3,000  Dormitory Authority of the State of New York, Insured Revenue Bonds (Ithaca College), Series 1998,
              5.000%, 7/01/21

      3,250  Dormitory Authority of the State of New York, Revenue Bonds (Upstate Community Colleges),
              Series 2000A, 5.750%, 7/01/29

      5,280  Dormitory Authority of the State of New York, Revenue Bonds (University of Rochester), Series 2000A,
              0.000%, 7/01/25

      1,000  Dormitory Authority of the State of New York, Insured Revenue Bonds (Pace University), Series 2000,
              6.000%, 7/01/29

      1,000  Dormitory Authority of the State of New York, City University System Consolidated Fourth General
              Resolution Revenue Bonds, 2000 Series A, 5.125%, 7/01/22

      1,000  Dormitory Authority of the State of New York, Revenue Bonds (Canisius College), Series 2000,
              5.250%, 7/01/30

      1,000  Dormitory Authority of the State of New York, Revenue Bonds (New York University), Series 2001-1,
              5.500%, 7/01/40
--------------------------------------------------------------------------------------------------------------------
             Healthcare - 16.8%

      2,980  New York City Health and Hospitals Corporation, New York, Health System Bonds, 1993 Series A,
              5.750%, 2/15/22

      6,460  Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds
              (St. Vincent's Hospital and Medical Center of New York), Series 1995, 5.800%, 8/01/25

                                                                                                         Optional Call
Description                                                                                                Provisions* Ratings**
---------------------------------------------------------------------------------------------------------------------------------
Education and Civic Organizations - 13.4%

Industrial Development Agency, Allegany County, New York, Civic Facility Revenue Bonds                  8/08 at 102.00       Aaa
 (Alfred University Civic Facility), Series 1998, 5.000%, 8/01/28

Industrial Development Agency, Town of Amherst, New York, Civic Facility Revenue Bonds                  8/10 at 102.00       AAA
 (UBF Faculty-Student Housing Corporation - Village Green Project), 2000 Series A, 5.750%, 8/01/30

Industrial Development Agency, Town of Amherst, New York, Civic Facility Revenue Bonds                  8/12 at 101.00       AAA
 (UBF Faculty-Student Housing Corporation - Creekside Project), 2002 Series A, 5.000%, 8/01/22

Industrial Development Agency, Town of Hempstead, New York, Civic Facility Revenue Bonds                7/06 at 102.00       AAA
 (Hofstra University Project), Series 1996, 5.800%, 7/01/15

The Trust for Cultural Resources of the City of New York, New York, Revenue Bonds (American Museum of   4/07 at 101.00       AAA
 Natural History), Series 1997A, 5.650%, 4/01/27

Industrial Development Agency, New York City, New York, Civic Facility Revenue Bonds (USTA National    11/04 at 102.00       AAA
 Tennis Center, Inc. Project), 6.375%, 11/15/14

Industrial Development Agency, New York City, New York, Civic Facility Revenue Bonds (Anti-Defamation   6/07 at 102.00       Aaa
 League Foundation Project), Series 1997A, 5.600%, 6/01/17

Dormitory Authority of the State of New York, College and University Revenue Bonds (Pooled Capital      6/02 at 100.50       AAA
 Program), Series 1985, 7.800%, 12/01/05

Dormitory Authority of the State of New York, City University System Consolidated Revenue Bonds,          No Opt. Call       AAA
 Series 1993A, 5.750%, 7/01/13

Dormitory Authority of the State of New York, Insured Revenue Bonds (Mount Sinai School of Medicine),   7/04 at 102.00       AAA
 Series 1994A, 5.000%, 7/01/21

Dormitory Authority of the State of New York, Revenue Bonds (Sarah Lawrence College), Series 1995,      7/05 at 102.00       AAA
 6.000%, 7/01/24

Dormitory Authority of the State of New York, Revenue Bonds (State University Educational Facilities),  5/06 at 102.00       AAA
 Series 1996, 5.500%, 5/15/26

Dormitory Authority of the State of New York, Insured Revenue Bonds (Siena College), Series 1997,       7/07 at 102.00       AAA
 5.750%, 7/01/26

Dormitory Authority of the State of New York, City University System Consolidated Third General         1/08 at 102.00       AAA
 Resolution Revenue Bonds, 1997 Series 1, 5.125%, 7/01/27

Dormitory Authority of the State of New York, Insured Revenue Bonds (Fordham University),               7/08 at 101.00       AAA
 Series 1998, 5.000%, 7/01/28

Dormitory Authority of the State of New York, Insured Revenue Bonds (Ithaca College), Series 1998,      7/08 at 101.00       Aaa
 5.000%, 7/01/21

Dormitory Authority of the State of New York, Revenue Bonds (Upstate Community Colleges),               7/10 at 101.00       AAA
 Series 2000A, 5.750%, 7/01/29

Dormitory Authority of the State of New York, Revenue Bonds (University of Rochester), Series 2000A,    7/10 at 101.00       AAA
 0.000%, 7/01/25

Dormitory Authority of the State of New York, Insured Revenue Bonds (Pace University), Series 2000,     7/10 at 102.00       AAA
 6.000%, 7/01/29

Dormitory Authority of the State of New York, City University System Consolidated Fourth General        7/10 at 100.00       AAA
 Resolution Revenue Bonds, 2000 Series A, 5.125%, 7/01/22

Dormitory Authority of the State of New York, Revenue Bonds (Canisius College), Series 2000,            7/11 at 101.00       AAA
 5.250%, 7/01/30

Dormitory Authority of the State of New York, Revenue Bonds (New York University), Series 2001-1,         No Opt. Call       AAA
 5.500%, 7/01/40
---------------------------------------------------------------------------------------------------------------------------------
Healthcare - 16.8%

New York City Health and Hospitals Corporation, New York, Health System Bonds, 1993 Series A,           2/03 at 102.00       AAA
 5.750%, 2/15/22

Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds                        8/05 at 102.00       AAA
 (St. Vincent's Hospital and Medical Center of New York), Series 1995, 5.800%, 8/01/25

                                                                                                             Market
Description                                                                                                   Value
-------------------------------------------------------------------------------------------------------------------
Education and Civic Organizations - 13.4%

Industrial Development Agency, Allegany County, New York, Civic Facility Revenue Bonds                 $    989,690
 (Alfred University Civic Facility), Series 1998, 5.000%, 8/01/28

Industrial Development Agency, Town of Amherst, New York, Civic Facility Revenue Bonds                    3,358,973
 (UBF Faculty-Student Housing Corporation - Village Green Project), 2000 Series A, 5.750%, 8/01/30

Industrial Development Agency, Town of Amherst, New York, Civic Facility Revenue Bonds                    1,112,353
 (UBF Faculty-Student Housing Corporation - Creekside Project), 2002 Series A, 5.000%, 8/01/22

Industrial Development Agency, Town of Hempstead, New York, Civic Facility Revenue Bonds                  1,454,747
 (Hofstra University Project), Series 1996, 5.800%, 7/01/15

The Trust for Cultural Resources of the City of New York, New York, Revenue Bonds (American Museum of     1,830,063
 Natural History), Series 1997A, 5.650%, 4/01/27

Industrial Development Agency, New York City, New York, Civic Facility Revenue Bonds (USTA National       1,110,180
 Tennis Center, Inc. Project), 6.375%, 11/15/14

Industrial Development Agency, New York City, New York, Civic Facility Revenue Bonds (Anti-Defamation     1,221,154
 League Foundation Project), Series 1997A, 5.600%, 6/01/17

Dormitory Authority of the State of New York, College and University Revenue Bonds (Pooled Capital          132,685
 Program), Series 1985, 7.800%, 12/01/05

Dormitory Authority of the State of New York, City University System Consolidated Revenue Bonds,          4,548,800
 Series 1993A, 5.750%, 7/01/13

Dormitory Authority of the State of New York, Insured Revenue Bonds (Mount Sinai School of Medicine),     1,090,142
 Series 1994A, 5.000%, 7/01/21

Dormitory Authority of the State of New York, Revenue Bonds (Sarah Lawrence College), Series 1995,        1,702,920
 6.000%, 7/01/24

Dormitory Authority of the State of New York, Revenue Bonds (State University Educational Facilities),    5,149,200
 Series 1996, 5.500%, 5/15/26

Dormitory Authority of the State of New York, Insured Revenue Bonds (Siena College), Series 1997,         3,117,611
 5.750%, 7/01/26

Dormitory Authority of the State of New York, City University System Consolidated Third General           3,002,670
 Resolution Revenue Bonds, 1997 Series 1, 5.125%, 7/01/27

Dormitory Authority of the State of New York, Insured Revenue Bonds (Fordham University),                 3,959,280
 Series 1998, 5.000%, 7/01/28

Dormitory Authority of the State of New York, Insured Revenue Bonds (Ithaca College), Series 1998,        3,010,980
 5.000%, 7/01/21

Dormitory Authority of the State of New York, Revenue Bonds (Upstate Community Colleges),                 3,510,910
 Series 2000A, 5.750%, 7/01/29

Dormitory Authority of the State of New York, Revenue Bonds (University of Rochester), Series 2000A,      3,453,226
 0.000%, 7/01/25

Dormitory Authority of the State of New York, Insured Revenue Bonds (Pace University), Series 2000,       1,106,880
 6.000%, 7/01/29

Dormitory Authority of the State of New York, City University System Consolidated Fourth General          1,011,430
 Resolution Revenue Bonds, 2000 Series A, 5.125%, 7/01/22

Dormitory Authority of the State of New York, Revenue Bonds (Canisius College), Series 2000,              1,015,490
 5.250%, 7/01/30

Dormitory Authority of the State of New York, Revenue Bonds (New York University), Series 2001-1,         1,092,890
 5.500%, 7/01/40
-------------------------------------------------------------------------------------------------------------------
Healthcare - 16.8%

New York City Health and Hospitals Corporation, New York, Health System Bonds, 1993 Series A,             3,058,523
 5.750%, 2/15/22

Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds                          6,776,088
 (St. Vincent's Hospital and Medical Center of New York), Series 1995, 5.800%, 8/01/25

--------------------------------------------------------------------------------
34

   Principal
Amount (000) Description
------------------------------------------------------------------------------------------------------------------------
             Healthcare (continued)

   $  3,305  Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds
              (Millard Fillmore Hospitals), Series 1997, 5.375%, 2/01/32

      3,730  Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds
              (Maimonides Medical Center), Series 1996A, 5.750%, 8/01/24

      2,500  Dormitory Authority of the State of New York, Secured Hospital Insured Revenue Bonds (Southside
              Hospital), Series 1998, 5.000%, 2/15/25

      4,000  Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Refunding Bonds
              (United Health Services), Series 1997, 5.375%, 8/01/27

             Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds
             (The New York and Presbyterian Hospital), Series 1998:
      3,000   4.750%, 8/01/27
      1,750   5.000%, 8/01/32

      3,000  Dormitory Authority of the State of New York, North Shore University Hospital Revenue Bonds
              (North Shore Health System Obligated Group), Series 1998, 5.000%, 11/01/23

      2,000  Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds
              (Montefiore Medical Center), Series 1999, 5.500%, 8/01/38

      3,105  Dormitory Authority of the State of New York, Revenue Bonds (Catholic Health Services of Long Island
              Obligated Group - St. Charles Hospital and Rehabilitation Center), Series 1999A, 5.500%, 7/01/22

      2,260  Dormitory Authority of the State of New York, St. Francis Hospital Revenue Bonds (Catholic Health Services
              of Long Island Obligated Group), Series 1999A, 5.500%, 7/01/29

      1,000  Dormitory Authority of the State of New York, Insured Revenue Bonds (New Island Hospital),
              Series 1999A, 5.750%, 7/01/19

      5,000  Dormitory Authority of the State of New York, Winthrop University Hospital Association Revenue Bonds
              (Winthrop South Nassau University Health System Obligated Group), Series 2001A, 5.250%, 7/01/31

      3,000  New York State Medical Care Facilities Finance Agency, Revenue Bonds (South Nassau Communities
              Hospital Project), 1992 Series A, 6.125%, 11/01/11

      1,670  New York State Medical Care Facilities Finance Agency, Revenue Bonds (Our Lady of Victory Hospital
              Project), 1991 Series A, 6.625%, 11/01/16

             New York State Medical Care Facilities Finance Agency, Revenue Bonds (Sisters of Charity Hospital of
             Buffalo Project), 1991 Series A:
        500   6.600%, 11/01/10
      1,550   6.625%, 11/01/18

      4,000  New York State Medical Care Facilities Finance Agency, Hospital Insured Mortgage Revenue Bonds,
              1994 Series A Refunding, 5.375%, 2/15/25

        625  New York State Medical Care Facilities Finance Agency, Insured Mortgage Hospital and Nursing Home
              Revenue Bonds, 1989 Series B, 7.350%, 2/15/29

      2,890  New York State Medical Care Facilities Finance Agency, FHA-Insured Mortgage Revenue Bonds
              (Montefiore Medical Center), 1995 Series A, 5.750%, 2/15/15
------------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 4.8%

      5,000  New York City Housing Development Corporation, New York, Limited Obligation Multifamily Housing Bonds
              (Pass-through Certificates), Series 1991C, 6.500%, 2/20/19

             New York State Housing Finance Agency, Housing Project Mortgage Revenue Bonds, 1996 Series A
             Refunding:
      5,650   6.100%, 11/01/15
      4,980   6.125%, 11/01/20

        625  New York State Housing Finance Agency, Multifamily Housing Revenue Bonds (AMBAC Insured Program),
              1989 Series A, 7.450%, 11/01/28

                                                                                                             Optional Call
Description                                                                                                    Provisions*
---------------------------------------------------------------------------------------------------------------------------
Healthcare (continued)

Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds                   8/04 at 105.00
 (Millard Fillmore Hospitals), Series 1997, 5.375%, 2/01/32

Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds                   2/06 at 102.00
 (Maimonides Medical Center), Series 1996A, 5.750%, 8/01/24

Dormitory Authority of the State of New York, Secured Hospital Insured Revenue Bonds (Southside             2/08 at 101.50
 Hospital), Series 1998, 5.000%, 2/15/25

Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Refunding Bonds                  2/08 at 102.00
 (United Health Services), Series 1997, 5.375%, 8/01/27

Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds
(The New York and Presbyterian Hospital), Series 1998:
 4.750%, 8/01/27                                                                                           2/08 at 101.00
 5.000%, 8/01/32                                                                                           2/08 at 101.00

Dormitory Authority of the State of New York, North Shore University Hospital Revenue Bonds                11/08 at 101.00
 (North Shore Health System Obligated Group), Series 1998, 5.000%, 11/01/23

Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds                   8/09 at 101.00
 (Montefiore Medical Center), Series 1999, 5.500%, 8/01/38

Dormitory Authority of the State of New York, Revenue Bonds (Catholic Health Services of Long Island        7/09 at 101.00
 Obligated Group - St. Charles Hospital and Rehabilitation Center), Series 1999A, 5.500%, 7/01/22

Dormitory Authority of the State of New York, St. Francis Hospital Revenue Bonds (Catholic Health Services  7/09 at 101.00
 of Long Island Obligated Group), Series 1999A, 5.500%, 7/01/29

Dormitory Authority of the State of New York, Insured Revenue Bonds (New Island Hospital),                  7/09 at 101.00
 Series 1999A, 5.750%, 7/01/19

Dormitory Authority of the State of New York, Winthrop University Hospital Association Revenue Bonds        7/11 at 101.00
 (Winthrop South Nassau University Health System Obligated Group), Series 2001A, 5.250%, 7/01/31

New York State Medical Care Facilities Finance Agency, Revenue Bonds (South Nassau Communities             11/02 at 102.00
 Hospital Project), 1992 Series A, 6.125%, 11/01/11

New York State Medical Care Facilities Finance Agency, Revenue Bonds (Our Lady of Victory Hospital          5/02 at 102.00
 Project), 1991 Series A, 6.625%, 11/01/16

New York State Medical Care Facilities Finance Agency, Revenue Bonds (Sisters of Charity Hospital of
Buffalo Project), 1991 Series A:
 6.600%, 11/01/10                                                                                          5/02 at 102.00
 6.625%, 11/01/18                                                                                          5/02 at 102.00

New York State Medical Care Facilities Finance Agency, Hospital Insured Mortgage Revenue Bonds,             2/04 at 102.00
 1994 Series A Refunding, 5.375%, 2/15/25

New York State Medical Care Facilities Finance Agency, Insured Mortgage Hospital and Nursing Home           8/02 at 100.00
 Revenue Bonds, 1989 Series B, 7.350%, 2/15/29

New York State Medical Care Facilities Finance Agency, FHA-Insured Mortgage Revenue Bonds                   2/05 at 102.00
 (Montefiore Medical Center), 1995 Series A, 5.750%, 2/15/15
---------------------------------------------------------------------------------------------------------------------------
Housing/Multifamily - 4.8%

New York City Housing Development Corporation, New York, Limited Obligation Multifamily Housing Bonds       3/02 at 105.00
 (Pass-through Certificates), Series 1991C, 6.500%, 2/20/19

New York State Housing Finance Agency, Housing Project Mortgage Revenue Bonds, 1996 Series A
Refunding:
 6.100%, 11/01/15                                                                                          5/06 at 102.00
 6.125%, 11/01/20                                                                                          5/06 at 102.00

New York State Housing Finance Agency, Multifamily Housing Revenue Bonds (AMBAC Insured Program),           5/02 at 100.00
 1989 Series A, 7.450%, 11/01/28

Description                                                                                                Ratings**
---------------------------------------------------------------------------------------------------------------------
Healthcare (continued)

Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds                        AAA
 (Millard Fillmore Hospitals), Series 1997, 5.375%, 2/01/32

Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds                        AAA
 (Maimonides Medical Center), Series 1996A, 5.750%, 8/01/24

Dormitory Authority of the State of New York, Secured Hospital Insured Revenue Bonds (Southside                  AAA
 Hospital), Series 1998, 5.000%, 2/15/25

Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Refunding Bonds                       AAA
 (United Health Services), Series 1997, 5.375%, 8/01/27

Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds
(The New York and Presbyterian Hospital), Series 1998:
 4.750%, 8/01/27                                                                                                AAA
 5.000%, 8/01/32                                                                                                AAA

Dormitory Authority of the State of New York, North Shore University Hospital Revenue Bonds                      AAA
 (North Shore Health System Obligated Group), Series 1998, 5.000%, 11/01/23

Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds                        AAA
 (Montefiore Medical Center), Series 1999, 5.500%, 8/01/38

Dormitory Authority of the State of New York, Revenue Bonds (Catholic Health Services of Long Island             AAA
 Obligated Group - St. Charles Hospital and Rehabilitation Center), Series 1999A, 5.500%, 7/01/22

Dormitory Authority of the State of New York, St. Francis Hospital Revenue Bonds (Catholic Health Services       AAA
 of Long Island Obligated Group), Series 1999A, 5.500%, 7/01/29

Dormitory Authority of the State of New York, Insured Revenue Bonds (New Island Hospital),                       AAA
 Series 1999A, 5.750%, 7/01/19

Dormitory Authority of the State of New York, Winthrop University Hospital Association Revenue Bonds             AAA
 (Winthrop South Nassau University Health System Obligated Group), Series 2001A, 5.250%, 7/01/31

New York State Medical Care Facilities Finance Agency, Revenue Bonds (South Nassau Communities                   AAA
 Hospital Project), 1992 Series A, 6.125%, 11/01/11

New York State Medical Care Facilities Finance Agency, Revenue Bonds (Our Lady of Victory Hospital               AAA
 Project), 1991 Series A, 6.625%, 11/01/16

New York State Medical Care Facilities Finance Agency, Revenue Bonds (Sisters of Charity Hospital of
Buffalo Project), 1991 Series A:
 6.600%, 11/01/10                                                                                               AAA
 6.625%, 11/01/18                                                                                               AAA

New York State Medical Care Facilities Finance Agency, Hospital Insured Mortgage Revenue Bonds,                  AAA
 1994 Series A Refunding, 5.375%, 2/15/25

New York State Medical Care Facilities Finance Agency, Insured Mortgage Hospital and Nursing Home                 AA
 Revenue Bonds, 1989 Series B, 7.350%, 2/15/29

New York State Medical Care Facilities Finance Agency, FHA-Insured Mortgage Revenue Bonds                        AAA
 (Montefiore Medical Center), 1995 Series A, 5.750%, 2/15/15
---------------------------------------------------------------------------------------------------------------------
Housing/Multifamily - 4.8%

New York City Housing Development Corporation, New York, Limited Obligation Multifamily Housing Bonds            AAA
 (Pass-through Certificates), Series 1991C, 6.500%, 2/20/19

New York State Housing Finance Agency, Housing Project Mortgage Revenue Bonds, 1996 Series A
Refunding:
 6.100%, 11/01/15                                                                                               AAA
 6.125%, 11/01/20                                                                                               AAA

New York State Housing Finance Agency, Multifamily Housing Revenue Bonds (AMBAC Insured Program),                AAA
 1989 Series A, 7.450%, 11/01/28

                                                                                                                 Market
Description                                                                                                       Value
-----------------------------------------------------------------------------------------------------------------------
Healthcare (continued)

Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds                  $  3,359,433
 (Millard Fillmore Hospitals), Series 1997, 5.375%, 2/01/32

Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds                     3,913,628
 (Maimonides Medical Center), Series 1996A, 5.750%, 8/01/24

Dormitory Authority of the State of New York, Secured Hospital Insured Revenue Bonds (Southside               2,468,025
 Hospital), Series 1998, 5.000%, 2/15/25

Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Refunding Bonds                    4,075,760
 (United Health Services), Series 1997, 5.375%, 8/01/27

Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds
(The New York and Presbyterian Hospital), Series 1998:
 4.750%, 8/01/27                                                                                             2,830,440
 5.000%, 8/01/32                                                                                             1,700,650

Dormitory Authority of the State of New York, North Shore University Hospital Revenue Bonds                   2,978,220
 (North Shore Health System Obligated Group), Series 1998, 5.000%, 11/01/23

Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds                     2,064,480
 (Montefiore Medical Center), Series 1999, 5.500%, 8/01/38

Dormitory Authority of the State of New York, Revenue Bonds (Catholic Health Services of Long Island          3,235,379
 Obligated Group - St. Charles Hospital and Rehabilitation Center), Series 1999A, 5.500%, 7/01/22

Dormitory Authority of the State of New York, St. Francis Hospital Revenue Bonds (Catholic Health Services    2,339,100
 of Long Island Obligated Group), Series 1999A, 5.500%, 7/01/29

Dormitory Authority of the State of New York, Insured Revenue Bonds (New Island Hospital),                    1,073,210
 Series 1999A, 5.750%, 7/01/19

Dormitory Authority of the State of New York, Winthrop University Hospital Association Revenue Bonds          5,057,350
 (Winthrop South Nassau University Health System Obligated Group), Series 2001A, 5.250%, 7/01/31

New York State Medical Care Facilities Finance Agency, Revenue Bonds (South Nassau Communities                3,151,050
 Hospital Project), 1992 Series A, 6.125%, 11/01/11

New York State Medical Care Facilities Finance Agency, Revenue Bonds (Our Lady of Victory Hospital            1,710,815
 Project), 1991 Series A, 6.625%, 11/01/16

New York State Medical Care Facilities Finance Agency, Revenue Bonds (Sisters of Charity Hospital of
Buffalo Project), 1991 Series A:
 6.600%, 11/01/10                                                                                              517,825
 6.625%, 11/01/18                                                                                            1,600,143

New York State Medical Care Facilities Finance Agency, Hospital Insured Mortgage Revenue Bonds,               4,043,960
 1994 Series A Refunding, 5.375%, 2/15/25

New York State Medical Care Facilities Finance Agency, Insured Mortgage Hospital and Nursing Home               627,881
 Revenue Bonds, 1989 Series B, 7.350%, 2/15/29

New York State Medical Care Facilities Finance Agency, FHA-Insured Mortgage Revenue Bonds                     3,053,430
 (Montefiore Medical Center), 1995 Series A, 5.750%, 2/15/15
-----------------------------------------------------------------------------------------------------------------------
Housing/Multifamily - 4.8%

New York City Housing Development Corporation, New York, Limited Obligation Multifamily Housing Bonds         5,258,050
 (Pass-through Certificates), Series 1991C, 6.500%, 2/20/19

New York State Housing Finance Agency, Housing Project Mortgage Revenue Bonds, 1996 Series A
Refunding:
 6.100%, 11/01/15                                                                                            6,007,645
 6.125%, 11/01/20                                                                                            5,264,557

New York State Housing Finance Agency, Multifamily Housing Revenue Bonds (AMBAC Insured Program),               658,663
 1989 Series A, 7.450%, 11/01/28

--------------------------------------------------------------------------------
35

Portfolio of Investments
NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND (continued)
February 28, 2002

   Principal
Amount (000) Description
-----------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 3.1%

   $  4,250  Village of East Rochester Housing Authority, New York, FHA-Insured Mortgage Revenue Bonds
              (St. John's Meadows Project), Series 1997A, 5.700%, 8/01/27

      1,000  Dormitory Authority of the State of New York, Insured Revenue Bonds (United Cerebral Palsy Association of
              Westchester County, Inc.), Series 1992, 6.200%, 7/01/12

      2,000  Dormitory Authority of the State of New York, FHA-Insured Mortgage Nursing Home Revenue Bonds
              (The Augustana Lutheran Home for the Aged, Inc.), Series 2000A, 5.500%, 8/01/38

      3,665  Dormitory Authority of the State of New York, FHA-Insured Mortgage Nursing Home Revenue Bonds
              (Norwegian Christian Home and Health Center), Series 2001, 5.200%, 8/01/36
-----------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 10.8%

             Camden Central School District, Oneida County, New York, School District Serial Bonds, Series 1991:
        500   7.100%, 6/15/07
        600   7.100%, 6/15/08
        600   7.100%, 6/15/09
        275   7.100%, 6/15/10

        500  Greece Central School District, Monroe County, New York, General Obligation School District Serial Bonds,
              Series 1992, 6.000%, 6/15/09

             Town of Halfmoon, Saratoga County, New York, Public Improvement Serial Bonds, Series 1991:
        385   6.500%, 6/01/09
        395   6.500%, 6/01/10
        395   6.500%, 6/01/11

      2,295  Harborsfield Central School District, Suffolk County, New York, General Obligation Bonds, Series 2001,
              5.000%, 6/01/19

             Middle County Central School District, New York, General Obligation Bonds, Series 1991A:
        475   6.900%, 12/15/07
        475   6.900%, 12/15/08

      2,250  Monroe County, New York, General Obligation Public Improvement Bonds, Series 2002, 5.000%, 3/01/16
              (WI, settling 3/14/02)

             Mount Sinai Union Free School District, Suffolk County, New York, School District Refunding Serial Bonds,
             Series 1992:
        500   6.200%, 2/15/15
      1,035   6.200%, 2/15/16

      1,500  Nassau County, New York, General Obligation General Improvement Serial Bonds, Series O,
              5.700%, 8/01/13

      1,125  Nassau County, New York, General Improvement Bonds, Series E, 6.000%, 3/01/20

      1,000  Nassau County, New York, General Obligation General Improvement Serial Bonds, Series B,
              5.250%, 6/01/23

      1,020  City of New Rochelle, Westchester County, New York, General Obligation Public Improvement Bonds,
              1994 Series B, 6.200%, 8/15/22

             The City of New York, New York, General Obligation Bonds, Fiscal 1992 Series C:
         60   6.250%, 8/01/10
         20   6.625%, 8/01/12

             The City of New York, New York, General Obligation Bonds, Fiscal 1990 Series B:
      1,300   7.000%, 10/01/15
      2,000   7.000%, 10/01/16
      1,025   7.000%, 10/01/17
        310   7.000%, 10/01/18

      3,000  The City of New York, New York, General Obligation Bonds, Fiscal 2001 Series D, 5.250%, 8/01/15

      2,460  The City of New York, New York, General Obligation Bonds, Fiscal 2002 Series A, 5.250%, 11/01/15

      1,590  City of Niagara Falls, Niagara County, New York, Public Improvement Serial Bonds, Series 1994,
              6.900%, 3/01/21

                                                                                                            Optional Call
Description                                                                                                   Provisions*
--------------------------------------------------------------------------------------------------------------------------
Long-Term Care - 3.1%

Village of East Rochester Housing Authority, New York, FHA-Insured Mortgage Revenue Bonds                  8/07 at 102.00
 (St. John's Meadows Project), Series 1997A, 5.700%, 8/01/27

Dormitory Authority of the State of New York, Insured Revenue Bonds (United Cerebral Palsy Association of  7/02 at 102.00
 Westchester County, Inc.), Series 1992, 6.200%, 7/01/12

Dormitory Authority of the State of New York, FHA-Insured Mortgage Nursing Home Revenue Bonds              8/10 at 101.00
 (The Augustana Lutheran Home for the Aged, Inc.), Series 2000A, 5.500%, 8/01/38

Dormitory Authority of the State of New York, FHA-Insured Mortgage Nursing Home Revenue Bonds              8/11 at 101.00
 (Norwegian Christian Home and Health Center), Series 2001, 5.200%, 8/01/36
--------------------------------------------------------------------------------------------------------------------------
Tax Obligation/General - 10.8%

Camden Central School District, Oneida County, New York, School District Serial Bonds, Series 1991:
 7.100%, 6/15/07                                                                                            No Opt. Call
 7.100%, 6/15/08                                                                                            No Opt. Call
 7.100%, 6/15/09                                                                                            No Opt. Call
 7.100%, 6/15/10                                                                                            No Opt. Call

Greece Central School District, Monroe County, New York, General Obligation School District Serial Bonds,    No Opt. Call
 Series 1992, 6.000%, 6/15/09

Town of Halfmoon, Saratoga County, New York, Public Improvement Serial Bonds, Series 1991:
 6.500%, 6/01/09                                                                                            No Opt. Call
 6.500%, 6/01/10                                                                                            No Opt. Call
 6.500%, 6/01/11                                                                                            No Opt. Call

Harborsfield Central School District, Suffolk County, New York, General Obligation Bonds, Series 2001,     6/11 at 100.00
 5.000%, 6/01/19

Middle County Central School District, New York, General Obligation Bonds, Series 1991A:
 6.900%, 12/15/07                                                                                           No Opt. Call
 6.900%, 12/15/08                                                                                           No Opt. Call

Monroe County, New York, General Obligation Public Improvement Bonds, Series 2002, 5.000%, 3/01/16         3/12 at 100.00
 (WI, settling 3/14/02)

Mount Sinai Union Free School District, Suffolk County, New York, School District Refunding Serial Bonds,
Series 1992:
 6.200%, 2/15/15                                                                                            No Opt. Call
 6.200%, 2/15/16                                                                                            No Opt. Call

Nassau County, New York, General Obligation General Improvement Serial Bonds, Series O,                    8/04 at 103.00
 5.700%, 8/01/13

Nassau County, New York, General Improvement Bonds, Series E, 6.000%, 3/01/20                              3/10 at 100.00

Nassau County, New York, General Obligation General Improvement Serial Bonds, Series B,                    6/09 at 102.00
 5.250%, 6/01/23

City of New Rochelle, Westchester County, New York, General Obligation Public Improvement Bonds,           8/04 at 102.00
 1994 Series B, 6.200%, 8/15/22

The City of New York, New York, General Obligation Bonds, Fiscal 1992 Series C:
 6.250%, 8/01/10                                                                                          8/02 at 101.50
 6.625%, 8/01/12                                                                                          8/02 at 101.50

The City of New York, New York, General Obligation Bonds, Fiscal 1990 Series B:
 7.000%, 10/01/15                                                                                         4/02 at 100.00
 7.000%, 10/01/16                                                                                         4/02 at 100.00
 7.000%, 10/01/17                                                                                         4/02 at 100.00
 7.000%, 10/01/18                                                                                         4/02 at 100.00

The City of New York, New York, General Obligation Bonds, Fiscal 2001 Series D, 5.250%, 8/01/15            8/10 at 101.00

The City of New York, New York, General Obligation Bonds, Fiscal 2002 Series A, 5.250%, 11/01/15          11/11 at 101.00

City of Niagara Falls, Niagara County, New York, Public Improvement Serial Bonds, Series 1994,             3/04 at 102.00
 6.900%, 3/01/21

                                                                                                                          Market
Description                                                                                               Ratings**        Value
--------------------------------------------------------------------------------------------------------------------------------
Long-Term Care - 3.1%

Village of East Rochester Housing Authority, New York, FHA-Insured Mortgage Revenue Bonds                       AAA $  4,478,225
 (St. John's Meadows Project), Series 1997A, 5.700%, 8/01/27

Dormitory Authority of the State of New York, Insured Revenue Bonds (United Cerebral Palsy Association of       AAA    1,035,920
 Westchester County, Inc.), Series 1992, 6.200%, 7/01/12

Dormitory Authority of the State of New York, FHA-Insured Mortgage Nursing Home Revenue Bonds                   AAA    2,064,480
 (The Augustana Lutheran Home for the Aged, Inc.), Series 2000A, 5.500%, 8/01/38

Dormitory Authority of the State of New York, FHA-Insured Mortgage Nursing Home Revenue Bonds                   AAA    3,661,335
 (Norwegian Christian Home and Health Center), Series 2001, 5.200%, 8/01/36
--------------------------------------------------------------------------------------------------------------------------------
Tax Obligation/General - 10.8%

Camden Central School District, Oneida County, New York, School District Serial Bonds, Series 1991:
 7.100%, 6/15/07                                                                                               AAA      591,670
 7.100%, 6/15/08                                                                                               AAA      721,422
 7.100%, 6/15/09                                                                                               AAA      729,114
 7.100%, 6/15/10                                                                                               AAA      338,712

Greece Central School District, Monroe County, New York, General Obligation School District Serial Bonds,       AAA      573,440
 Series 1992, 6.000%, 6/15/09

Town of Halfmoon, Saratoga County, New York, Public Improvement Serial Bonds, Series 1991:
 6.500%, 6/01/09                                                                                               AAA      452,213
 6.500%, 6/01/10                                                                                               AAA      466,736
 6.500%, 6/01/11                                                                                               AAA      470,919

Harborsfield Central School District, Suffolk County, New York, General Obligation Bonds, Series 2001,          Aaa    2,317,698
 5.000%, 6/01/19

Middle County Central School District, New York, General Obligation Bonds, Series 1991A:
 6.900%, 12/15/07                                                                                              AAA      564,747
 6.900%, 12/15/08                                                                                              AAA      572,199

Monroe County, New York, General Obligation Public Improvement Bonds, Series 2002, 5.000%, 3/01/16              AAA    2,333,408
 (WI, settling 3/14/02)

Mount Sinai Union Free School District, Suffolk County, New York, School District Refunding Serial Bonds,
Series 1992:
 6.200%, 2/15/15                                                                                               AAA      590,095
 6.200%, 2/15/16                                                                                               AAA    1,221,259

Nassau County, New York, General Obligation General Improvement Serial Bonds, Series O,                         AAA    1,592,820
 5.700%, 8/01/13

Nassau County, New York, General Improvement Bonds, Series E, 6.000%, 3/01/20                                   AAA    1,231,481

Nassau County, New York, General Obligation General Improvement Serial Bonds, Series B,                         AAA    1,017,150
 5.250%, 6/01/23

City of New Rochelle, Westchester County, New York, General Obligation Public Improvement Bonds,                AAA    1,120,348
 1994 Series B, 6.200%, 8/15/22

The City of New York, New York, General Obligation Bonds, Fiscal 1992 Series C:
 6.250%, 8/01/10                                                                                               AAA       62,052
 6.625%, 8/01/12                                                                                               AAA       20,711

The City of New York, New York, General Obligation Bonds, Fiscal 1990 Series B:
 7.000%, 10/01/15                                                                                              AAA    1,315,483
 7.000%, 10/01/16                                                                                              AAA    2,010,140
 7.000%, 10/01/17                                                                                              AAA    1,030,197
 7.000%, 10/01/18                                                                                              AAA      311,578

The City of New York, New York, General Obligation Bonds, Fiscal 2001 Series D, 5.250%, 8/01/15                 AAA    3,174,720

The City of New York, New York, General Obligation Bonds, Fiscal 2002 Series A, 5.250%, 11/01/15                AAA    2,618,104

City of Niagara Falls, Niagara County, New York, Public Improvement Serial Bonds, Series 1994,                  AAA    1,757,745
 6.900%, 3/01/21

--------------------------------------------------------------------------------
36

   Principal                                                                                                       Optional Call
Amount (000) Description                                                                                             Provisions*
---------------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

   $  1,505  Town of North Hempstead, Nassau County, New York, General Obligation Refunding Serial Bonds,           No Opt. Call
              1992 Series B, 6.400%, 4/01/14

        800  Commonwealth of Puerto Rico, General Obligation Public Improvement Bonds of 2000, 5.750%, 7/01/26    7/10 at 100.00

             Rensselaer County, New York, General Obligation Serial Bonds, Series 1991:
        960   6.700%, 2/15/13                                                                                       No Opt. Call
        960   6.700%, 2/15/14                                                                                       No Opt. Call
        960   6.700%, 2/15/15                                                                                       No Opt. Call

             Rondout Valley Central School District, Accord, Ulster County, New York, General Obligation
             School District Serial Bonds, Series 1991:
        550   6.800%, 6/15/06                                                                                       No Opt. Call
        550   6.850%, 6/15/07                                                                                       No Opt. Call
        550   6.850%, 6/15/08                                                                                       No Opt. Call
        550   6.850%, 6/15/09                                                                                       No Opt. Call
        550   6.850%, 6/15/10                                                                                       No Opt. Call
---------------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 16.4%

      2,500  Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 1996A,             4/07 at 101.00
              5.250%, 4/01/26

             Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 1998A:
      2,865   4.500%, 4/01/18                                                                                     4/08 at 101.00
      2,500   4.750%, 4/01/28                                                                                     4/08 at 101.00

             Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 1999A:
      1,000   5.000%, 4/01/17                                                                                     4/09 at 101.00
        500   5.000%, 4/01/29                                                                                     4/09 at 101.00

      2,000  Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2000A,             4/10 at 100.00
              6.000%, 4/01/30

      4,625  New York City Transit Authority, Metropolitan Transportation Authority, Triborough Bridge and        1/10 at 101.00
              Tunnel Authority, Certificates of Participation, New York, Series 2000A, 5.875%, 1/01/30

      3,000  New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal 2000        5/10 at 101.00
              Series B, 6.000%, 11/15/24

      3,750  Dormitory Authority of the State of New York, Court Facilities Lease Revenue Bonds (City of New York 5/10 at 101.00
              Issue), Series 1999, 5.750%, 5/15/30

      3,400  Dormitory Authority of the State of New York, Mental Health Services Facilities Improvement Revenue  8/09 at 101.00
              Bonds, Series 1999D, 5.250%, 2/15/29

      3,000  Dormitory Authority of the State of New York, Mental Health Facilities Improvement Revenue Bonds,    8/10 at 100.00
              Series 2000D, 5.250%, 8/15/30

      1,280  New York Local Government Assistance Corporation, Revenue Bonds (A Public Benefit Corporation of the 4/04 at 100.00
              State of New York), Series 1993D, 5.000%, 4/01/23

             State of New York Municipal Bond Bank Agency, City of Buffalo, Special Program Revenue Bonds,
             2001 Series A:
      1,185   5.250%, 5/15/25                                                                                     5/11 at 100.00
      1,250   5.250%, 5/15/26                                                                                     5/11 at 100.00

      2,000  New York State Medical Care Facilities Finance Agency, Mental Health Services Facilities Improvement 2/04 at 102.00
              Revenue Bonds, 1994 Series A, 5.250%, 8/15/23

        185  New York State Medical Care Facilities Finance Agency, Mental Health Services Facilities Improvement 8/02 at 102.00
              Revenue Bonds, 1992 Series B, 6.250%, 8/15/18

      2,000  New York State Medical Care Facilities Finance Agency, Mental Health Services Facilities Improvement 2/04 at 102.00
              Revenue Bonds, 1993 Series F Refunding, 5.250%, 2/15/19

      4,000  New York State Urban Development Corporation, Revenue Bonds (Sports Facility Assistance Program),    4/06 at 102.00
              1996 Series A, 5.500%, 4/01/19

                                                                                                                     Market
Description                                                                                          Ratings**        Value
---------------------------------------------------------------------------------------------------------------------------
Tax Obligation/General (continued)

Town of North Hempstead, Nassau County, New York, General Obligation Refunding Serial Bonds,               AAA $  1,804,450
 1992 Series B, 6.400%, 4/01/14

Commonwealth of Puerto Rico, General Obligation Public Improvement Bonds of 2000, 5.750%, 7/01/26          AAA      925,128

Rensselaer County, New York, General Obligation Serial Bonds, Series 1991:
 6.700%, 2/15/13                                                                                          AAA    1,168,080
 6.700%, 2/15/14                                                                                          AAA    1,174,627
 6.700%, 2/15/15                                                                                          AAA    1,178,400

Rondout Valley Central School District, Accord, Ulster County, New York, General Obligation
School District Serial Bonds, Series 1991:
 6.800%, 6/15/06                                                                                          AAA      635,734
 6.850%, 6/15/07                                                                                          AAA      644,875
 6.850%, 6/15/08                                                                                          AAA      653,835
 6.850%, 6/15/09                                                                                          AAA      660,143
 6.850%, 6/15/10                                                                                          AAA      667,728
---------------------------------------------------------------------------------------------------------------------------
Tax Obligation/Limited - 16.4%

Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 1996A,                   AAA    2,542,025
 5.250%, 4/01/26

Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 1998A:
 4.500%, 4/01/18                                                                                          AAA    2,777,102
 4.750%, 4/01/28                                                                                          AAA    2,365,125

Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 1999A:
 5.000%, 4/01/17                                                                                          AAA    1,030,530
 5.000%, 4/01/29                                                                                          AAA      495,945

Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2000A,                   AAA    2,203,620
 6.000%, 4/01/30

New York City Transit Authority, Metropolitan Transportation Authority, Triborough Bridge and              AAA    5,036,810
 Tunnel Authority, Certificates of Participation, New York, Series 2000A, 5.875%, 1/01/30

New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal 2000              AAA    3,312,600
 Series B, 6.000%, 11/15/24

Dormitory Authority of the State of New York, Court Facilities Lease Revenue Bonds (City of New York       AAA    4,047,713
 Issue), Series 1999, 5.750%, 5/15/30

Dormitory Authority of the State of New York, Mental Health Services Facilities Improvement Revenue        AAA    3,439,100
 Bonds, Series 1999D, 5.250%, 2/15/29

Dormitory Authority of the State of New York, Mental Health Facilities Improvement Revenue Bonds,          AAA    3,029,520
 Series 2000D, 5.250%, 8/15/30

New York Local Government Assistance Corporation, Revenue Bonds (A Public Benefit Corporation of the       AAA    1,269,235
 State of New York), Series 1993D, 5.000%, 4/01/23

State of New York Municipal Bond Bank Agency, City of Buffalo, Special Program Revenue Bonds,
2001 Series A:
 5.250%, 5/15/25                                                                                          AAA    1,205,252
 5.250%, 5/15/26                                                                                          AAA    1,270,438

New York State Medical Care Facilities Finance Agency, Mental Health Services Facilities Improvement       AAA    2,016,660
 Revenue Bonds, 1994 Series A, 5.250%, 8/15/23

New York State Medical Care Facilities Finance Agency, Mental Health Services Facilities Improvement       AAA      189,409
 Revenue Bonds, 1992 Series B, 6.250%, 8/15/18

New York State Medical Care Facilities Finance Agency, Mental Health Services Facilities Improvement       AAA    2,025,260
 Revenue Bonds, 1993 Series F Refunding, 5.250%, 2/15/19

New York State Urban Development Corporation, Revenue Bonds (Sports Facility Assistance Program),          AAA    4,162,240
 1996 Series A, 5.500%, 4/01/19

--------------------------------------------------------------------------------
37

Portfolio of Investments
NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND (continued)
February 28, 2002

   Principal
Amount (000) Description
---------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

             New York State Urban Development Corporation, Correctional Facilities Service Contract Revenue Bonds,
             Series C:
   $  2,000   5.125%, 1/01/21
      5,000   6.000%, 1/01/29

      2,500  Puerto Rico Highway and Transportation Authority, Transportation Revenue Bonds, Series D,
              5.000%, 7/01/32

             Puerto Rico Highway and Transportation Authority, Transportation Revenue Bonds, Series E Refunding:
      1,525   5.500%, 7/01/14
      4,000   5.500%, 7/01/18
---------------------------------------------------------------------------------------------------------------------
             Transportation - 10.0%

      2,500  Albany County Airport Authority, New York, Airport Revenue Bonds, Series 1997, 5.500%, 12/15/19
              (Alternative Minimum Tax)

      3,000  Buffalo and Fort Erie Public Bridge Authority, New York, Toll Bridge System Revenue Bonds, Series 1995,
              5.750%, 1/01/25

      4,000  Metropolitan Transportation Authority, New York, Commuter Facilities Subordinated Revenue Bonds
              (Grand Central Terminal Redevelopment Project), Series 1995-2, 5.700%, 7/01/24

      3,000  Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997A,
              5.750%, 7/01/21

      3,040  Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997B,
              5.125%, 7/01/24

      3,005  Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997C,
              5.375%, 7/01/27

      3,500  Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997E,
              5.000%, 7/01/21

             Niagara Frontier Transportation Authority, New York, Airport Revenue Bonds (Buffalo-Niagara
             International Airport), Series 1998:
      1,000   5.000%, 4/01/18 (Alternative Minimum Tax)
      1,500   5.000%, 4/01/28 (Alternative Minimum Tax)

      3,000  Niagara Frontier Transportation Authority, New York, Airport Revenue Bonds (Buffalo-Niagara
              International Airport), Series 1999A, 5.625%, 4/01/29 (Alternative Minimum Tax)

      4,000  Port Authority of New York and New Jersey, Consolidated Bonds, One Hundred and Twentieth Series,
              5.750%, 10/15/26 (Alternative Minimum Tax)

      3,000  Port Authority of New York and New Jersey, Special Project Bonds (JFK International Air Terminal L.L.C.
              Project), Series 6, 5.750%, 12/01/25 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 9.8%

      3,385  Municipal Water Finance Authority, Buffalo, New York, Water System Revenue Bonds, Series 1992,
              5.750%, 7/01/19 (Pre-refunded to 7/01/03)

      1,000  Erie County Water Authority, New York, Water Works System Revenue Bonds, Series 1990B,
              6.750%, 12/01/14

     10,340  Metropolitan Transportation Authority, New York, Transit Facilities Revenue Bonds, Series J,
              6.500%, 7/01/18 (Pre-refunded to 7/01/02)

             The City of New York, New York, General Obligation Bonds, Fiscal 1992 Series C:
      3,940   6.250%, 8/01/10 (Pre-refunded to 8/01/02)
         55   6.625%, 8/01/12 (Pre-refunded to 8/01/02)

        595  New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds,
              Fiscal 2000 Series B, 6.000%, 6/15/33 (Pre-refunded to 6/15/10)

      1,000  New York State Medical Care Facilities Finance Agency, Mental Health Services Facilities Improvement
              Revenue Bonds, 1994 Series D, 6.150%, 2/15/15 (Pre-refunded to 8/15/04)

                                                                                                          Optional Call
Description                                                                                                 Provisions*
------------------------------------------------------------------------------------------------------------------------
Tax Obligation/Limited (continued)

New York State Urban Development Corporation, Correctional Facilities Service Contract Revenue Bonds,
Series C:
 5.125%, 1/01/21                                                                                        1/11 at 100.00
 6.000%, 1/01/29                                                                                        1/09 at 101.00

Puerto Rico Highway and Transportation Authority, Transportation Revenue Bonds, Series D,                7/12 at 100.00
 5.000%, 7/01/32

Puerto Rico Highway and Transportation Authority, Transportation Revenue Bonds, Series E Refunding:
 5.500%, 7/01/14                                                                                          No Opt. Call
 5.500%, 7/01/18                                                                                          No Opt. Call
------------------------------------------------------------------------------------------------------------------------
Transportation - 10.0%

Albany County Airport Authority, New York, Airport Revenue Bonds, Series 1997, 5.500%, 12/15/19         12/07 at 102.00
 (Alternative Minimum Tax)

Buffalo and Fort Erie Public Bridge Authority, New York, Toll Bridge System Revenue Bonds, Series 1995,  1/05 at 101.00
 5.750%, 1/01/25

Metropolitan Transportation Authority, New York, Commuter Facilities Subordinated Revenue Bonds          7/05 at 101.00
 (Grand Central Terminal Redevelopment Project), Series 1995-2, 5.700%, 7/01/24

Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997A,        7/07 at 101.50
 5.750%, 7/01/21

Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997B,        7/07 at 102.00
 5.125%, 7/01/24

Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997C,        7/07 at 101.00
 5.375%, 7/01/27

Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997E,        7/07 at 101.00
 5.000%, 7/01/21

Niagara Frontier Transportation Authority, New York, Airport Revenue Bonds (Buffalo-Niagara
International Airport), Series 1998:
 5.000%, 4/01/18 (Alternative Minimum Tax)                                                              4/08 at 101.00
 5.000%, 4/01/28 (Alternative Minimum Tax)                                                              4/08 at 101.00

Niagara Frontier Transportation Authority, New York, Airport Revenue Bonds (Buffalo-Niagara              4/09 at 101.00
 International Airport), Series 1999A, 5.625%, 4/01/29 (Alternative Minimum Tax)

Port Authority of New York and New Jersey, Consolidated Bonds, One Hundred and Twentieth Series,        10/07 at 101.00
 5.750%, 10/15/26 (Alternative Minimum Tax)

Port Authority of New York and New Jersey, Special Project Bonds (JFK International Air Terminal L.L.C. 12/07 at 100.00
 Project), Series 6, 5.750%, 12/01/25 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------
U.S. Guaranteed - 9.8%

Municipal Water Finance Authority, Buffalo, New York, Water System Revenue Bonds, Series 1992,           7/03 at 102.00
 5.750%, 7/01/19 (Pre-refunded to 7/01/03)

Erie County Water Authority, New York, Water Works System Revenue Bonds, Series 1990B,                  12/09 at 100.00
 6.750%, 12/01/14

Metropolitan Transportation Authority, New York, Transit Facilities Revenue Bonds, Series J,             7/02 at 102.00
 6.500%, 7/01/18 (Pre-refunded to 7/01/02)

The City of New York, New York, General Obligation Bonds, Fiscal 1992 Series C:
 6.250%, 8/01/10 (Pre-refunded to 8/01/02)                                                              8/02 at 101.50
 6.625%, 8/01/12 (Pre-refunded to 8/01/02)                                                              8/02 at 101.50

New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds,         6/10 at 101.00
 Fiscal 2000 Series B, 6.000%, 6/15/33 (Pre-refunded to 6/15/10)

New York State Medical Care Facilities Finance Agency, Mental Health Services Facilities Improvement     8/04 at 102.00
 Revenue Bonds, 1994 Series D, 6.150%, 2/15/15 (Pre-refunded to 8/15/04)

                                                                                                                        Market
Description                                                                                             Ratings**        Value
------------------------------------------------------------------------------------------------------------------------------
Tax Obligation/Limited (continued)

New York State Urban Development Corporation, Correctional Facilities Service Contract Revenue Bonds,
Series C:
 5.125%, 1/01/21                                                                                             AAA $  2,028,260
 6.000%, 1/01/29                                                                                             AAA    5,460,100

Puerto Rico Highway and Transportation Authority, Transportation Revenue Bonds, Series D,                     AAA    2,492,075
 5.000%, 7/01/32

Puerto Rico Highway and Transportation Authority, Transportation Revenue Bonds, Series E Refunding:
 5.500%, 7/01/14                                                                                             AAA    1,716,677
 5.500%, 7/01/18                                                                                             AAA    4,427,200
------------------------------------------------------------------------------------------------------------------------------
Transportation - 10.0%

Albany County Airport Authority, New York, Airport Revenue Bonds, Series 1997, 5.500%, 12/15/19               AAA    2,588,675
 (Alternative Minimum Tax)

Buffalo and Fort Erie Public Bridge Authority, New York, Toll Bridge System Revenue Bonds, Series 1995,       AAA    3,141,990
 5.750%, 1/01/25

Metropolitan Transportation Authority, New York, Commuter Facilities Subordinated Revenue Bonds               AAA    4,182,240
 (Grand Central Terminal Redevelopment Project), Series 1995-2, 5.700%, 7/01/24

Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997A,             AAA    3,228,630
 5.750%, 7/01/21

Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997B,             AAA    3,060,125
 5.125%, 7/01/24

Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997C,             AAA    3,080,756
 5.375%, 7/01/27

Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997E,             AAA    3,515,785
 5.000%, 7/01/21

Niagara Frontier Transportation Authority, New York, Airport Revenue Bonds (Buffalo-Niagara
International Airport), Series 1998:
 5.000%, 4/01/18 (Alternative Minimum Tax)                                                                   AAA      999,410
 5.000%, 4/01/28 (Alternative Minimum Tax)                                                                   AAA    1,433,235

Niagara Frontier Transportation Authority, New York, Airport Revenue Bonds (Buffalo-Niagara                   AAA    3,145,530
 International Airport), Series 1999A, 5.625%, 4/01/29 (Alternative Minimum Tax)

Port Authority of New York and New Jersey, Consolidated Bonds, One Hundred and Twentieth Series,              AAA    4,208,840
 5.750%, 10/15/26 (Alternative Minimum Tax)

Port Authority of New York and New Jersey, Special Project Bonds (JFK International Air Terminal L.L.C.       AAA    3,114,900
 Project), Series 6, 5.750%, 12/01/25 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------
U.S. Guaranteed - 9.8%

Municipal Water Finance Authority, Buffalo, New York, Water System Revenue Bonds, Series 1992,                AAA    3,638,570
 5.750%, 7/01/19 (Pre-refunded to 7/01/03)

Erie County Water Authority, New York, Water Works System Revenue Bonds, Series 1990B,                        AAA    1,204,160
 6.750%, 12/01/14

Metropolitan Transportation Authority, New York, Transit Facilities Revenue Bonds, Series J,                  AAA   10,726,302
 6.500%, 7/01/18 (Pre-refunded to 7/01/02)

The City of New York, New York, General Obligation Bonds, Fiscal 1992 Series C:
 6.250%, 8/01/10 (Pre-refunded to 8/01/02)                                                                   AAA    4,080,146
 6.625%, 8/01/12 (Pre-refunded to 8/01/02)                                                                   AAA       57,043

New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds,              AAA      699,857
 Fiscal 2000 Series B, 6.000%, 6/15/33 (Pre-refunded to 6/15/10)

New York State Medical Care Facilities Finance Agency, Mental Health Services Facilities Improvement          AAA    1,119,300
 Revenue Bonds, 1994 Series D, 6.150%, 2/15/15 (Pre-refunded to 8/15/04)

--------------------------------------------------------------------------------
38

   Principal
Amount (000) Description
---------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed (continued)

   $  2,500  New York State Medical Care Facilities Finance Agency, City of Rochester, Mortgage Revenue Bonds
              (St. Mary's Hospital Project), 1994 Series A Refunding, 6.200%, 11/01/14 (Pre-refunded to 11/01/03)

      7,000  New York State Medical Care Facilities Finance Agency, FHA-Insured Mortgage Revenue Bonds
              (New York Hospital), Series 1994A, 6.800%, 8/15/24 (Pre-refunded to 2/15/05)

             Nyack Union Free School District, Rockland County, New York, School District Serial Bonds, Series 1992:
        625   6.500%, 4/01/12 (Pre-refunded to 4/01/02)
        625   6.500%, 4/01/13 (Pre-refunded to 4/01/02)
        625   6.500%, 4/01/14 (Pre-refunded to 4/01/02)

        600  Suffolk County, New York, General Obligation Public Improvement Refunding Serial Bonds,
              1993 Series B, 6.150%, 5/01/10 (Pre-refunded to 5/01/02)
---------------------------------------------------------------------------------------------------------------------
             Utilities - 5.8%

             Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 1998A:
      6,520   0.000%, 12/01/19
      4,035   5.125%, 12/01/22
      1,000   5.750%, 12/01/24
      2,000   5.250%, 12/01/26
      3,380   5.250%, 12/01/26

             Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
      2,000   0.000%, 6/01/24
      2,000   0.000%, 6/01/25

             Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2001A:
      1,500   5.000%, 9/01/27
      1,500   5.250%, 9/01/28

      1,000  New York State Energy Research and Development Authority, Electric Facilities Revenue Bonds
              (Long Island Lighting Company Project), Series A, 5.300%, 8/01/25 (Alternate Minimum Tax)

      2,000  New York State Energy Research and Development Authority, Pollution Control Revenue Bonds (New York
              State Electric and Gas Corporation Project), Series 1987A, 6.150%, 7/01/26 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 6.7%

      2,955  Municipal Water Finance Authority, City of Buffalo, New York, Water System Revenue Bonds,
              Series 1998-A, 5.000%, 7/01/28

      8,120  Municipal Water Finance Authority, New York City, New York, Water and Sewer System Revenue Bonds,
              Fiscal 1996 Series B, 5.750%, 6/15/26

      4,650  Municipal Water Finance Authority, New York City, New York, Water and Sewer System Revenue Bonds,
              Fiscal 1993 Series A, 5.500%, 6/15/20

      3,000  Municipal Water Finance Authority, New York City, New York, Water and Sewer System Revenue Bonds,
              Fiscal 2002 Series A, 5.250%, 6/15/33

        405  Municipal Water Finance Authority, New York City, New York, Water and Sewer System Revenue Bonds,
              Fiscal 2000 Series B, 6.000%, 6/15/33

         65  New York State Environmental Facilities Corporation, State Water Pollution Control Revolving Fund
              Revenue Bonds, Series 1990C (Pooled Loan Issue), 7.200%, 3/15/11

      3,700  Suffolk County Water Authority, New York, Water System Revenue Bonds, Series 1994, 5.000%, 6/01/17
---------------------------------------------------------------------------------------------------------------------
   $340,875  Total Investments (cost $325,252,559) - 97.6%
---------------------------------------------------------------------------------------------------------------------
             Short-Term Investments - 1.8%

      2,000  The City of New York, New York, General Obligation Bonds, Fiscal 2002 (Subseries A7), Variable Rate
              Demand Obligations, 1.200%, 11/01/24+

      2,000  Municipal Water Finance Authority, New York City, New York, Water and Sewer System Revenue Bonds,
              Fiscal 2000 Series C, Variable Rate Demand Obligations, 1.250%, 6/15/33+

      1,400  The Port Authority of New York and New Jersey, Special Obligation Bonds (Versatile Structure),
              Third Series, Variable Rate Demand Bonds, 1.400%, 6/01/20+

                                                                                                          Optional Call
Description                                                                                                 Provisions*
------------------------------------------------------------------------------------------------------------------------
U.S. Guaranteed (continued)

New York State Medical Care Facilities Finance Agency, City of Rochester, Mortgage Revenue Bonds        11/03 at 102.00
 (St. Mary's Hospital Project), 1994 Series A Refunding, 6.200%, 11/01/14 (Pre-refunded to 11/01/03)

New York State Medical Care Facilities Finance Agency, FHA-Insured Mortgage Revenue Bonds                2/05 at 102.00
 (New York Hospital), Series 1994A, 6.800%, 8/15/24 (Pre-refunded to 2/15/05)

Nyack Union Free School District, Rockland County, New York, School District Serial Bonds, Series 1992:
 6.500%, 4/01/12 (Pre-refunded to 4/01/02)                                                              4/02 at 102.00
 6.500%, 4/01/13 (Pre-refunded to 4/01/02)                                                              4/02 at 102.00
 6.500%, 4/01/14 (Pre-refunded to 4/01/02)                                                              4/02 at 102.00

Suffolk County, New York, General Obligation Public Improvement Refunding Serial Bonds,                  5/02 at 102.00
 1993 Series B, 6.150%, 5/01/10 (Pre-refunded to 5/01/02)
------------------------------------------------------------------------------------------------------------------------
Utilities - 5.8%

Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 1998A:
 0.000%, 12/01/19                                                                                         No Opt. Call
 5.125%, 12/01/22                                                                                       6/08 at 101.00
 5.750%, 12/01/24                                                                                       6/08 at 101.00
 5.250%, 12/01/26                                                                                       6/08 at 101.00
 5.250%, 12/01/26                                                                                       6/08 at 101.00

Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
 0.000%, 6/01/24                                                                                          No Opt. Call
 0.000%, 6/01/25                                                                                          No Opt. Call

Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2001A:
 5.000%, 9/01/27                                                                                        9/11 at 100.00
 5.250%, 9/01/28                                                                                        9/11 at 100.00

New York State Energy Research and Development Authority, Electric Facilities Revenue Bonds              3/09 at 102.00
 (Long Island Lighting Company Project), Series A, 5.300%, 8/01/25 (Alternate Minimum Tax)

New York State Energy Research and Development Authority, Pollution Control Revenue Bonds (New York      7/05 at 102.00
 State Electric and Gas Corporation Project), Series 1987A, 6.150%, 7/01/26 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------
Water and Sewer - 6.7%

Municipal Water Finance Authority, City of Buffalo, New York, Water System Revenue Bonds,                7/08 at 101.00
 Series 1998-A, 5.000%, 7/01/28

Municipal Water Finance Authority, New York City, New York, Water and Sewer System Revenue Bonds,        6/06 at 101.00
 Fiscal 1996 Series B, 5.750%, 6/15/26

Municipal Water Finance Authority, New York City, New York, Water and Sewer System Revenue Bonds,        6/02 at 100.00
 Fiscal 1993 Series A, 5.500%, 6/15/20

Municipal Water Finance Authority, New York City, New York, Water and Sewer System Revenue Bonds,        6/11 at 100.00
 Fiscal 2002 Series A, 5.250%, 6/15/33

Municipal Water Finance Authority, New York City, New York, Water and Sewer System Revenue Bonds,        6/10 at 101.00
 Fiscal 2000 Series B, 6.000%, 6/15/33

New York State Environmental Facilities Corporation, State Water Pollution Control Revolving Fund        3/02 at 100.00
 Revenue Bonds, Series 1990C (Pooled Loan Issue), 7.200%, 3/15/11

Suffolk County Water Authority, New York, Water System Revenue Bonds, Series 1994, 5.000%, 6/01/17       6/03 at 102.00
------------------------------------------------------------------------------------------------------------------------
Total Investments (cost $325,252,559) - 97.6%
------------------------------------------------------------------------------------------------------------------------
Short-Term Investments - 1.8%

The City of New York, New York, General Obligation Bonds, Fiscal 2002 (Subseries A7), Variable Rate
 Demand Obligations, 1.200%, 11/01/24+

Municipal Water Finance Authority, New York City, New York, Water and Sewer System Revenue Bonds,
 Fiscal 2000 Series C, Variable Rate Demand Obligations, 1.250%, 6/15/33+

The Port Authority of New York and New Jersey, Special Obligation Bonds (Versatile Structure),
 Third Series, Variable Rate Demand Bonds, 1.400%, 6/01/20+

                                                                                                                        Market
Description                                                                                             Ratings**        Value
------------------------------------------------------------------------------------------------------------------------------
U.S. Guaranteed (continued)

New York State Medical Care Facilities Finance Agency, City of Rochester, Mortgage Revenue Bonds              AAA $  2,730,250
 (St. Mary's Hospital Project), 1994 Series A Refunding, 6.200%, 11/01/14 (Pre-refunded to 11/01/03)

New York State Medical Care Facilities Finance Agency, FHA-Insured Mortgage Revenue Bonds                     AAA    8,018,430
 (New York Hospital), Series 1994A, 6.800%, 8/15/24 (Pre-refunded to 2/15/05)

Nyack Union Free School District, Rockland County, New York, School District Serial Bonds, Series 1992:
 6.500%, 4/01/12 (Pre-refunded to 4/01/02)                                                                   AAA      640,406
 6.500%, 4/01/13 (Pre-refunded to 4/01/02)                                                                   AAA      640,406
 6.500%, 4/01/14 (Pre-refunded to 4/01/02)                                                                   AAA      640,406

Suffolk County, New York, General Obligation Public Improvement Refunding Serial Bonds,                       AAA      616,956
 1993 Series B, 6.150%, 5/01/10 (Pre-refunded to 5/01/02)
------------------------------------------------------------------------------------------------------------------------------
Utilities - 5.8%

Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 1998A:
 0.000%, 12/01/19                                                                                            AAA    2,733,771
 5.125%, 12/01/22                                                                                            AAA    4,072,526
 5.750%, 12/01/24                                                                                            AAA    1,062,920
 5.250%, 12/01/26                                                                                            AAA    2,024,560
 5.250%, 12/01/26                                                                                            AAA    3,419,208

Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
 0.000%, 6/01/24                                                                                             AAA      642,820
 0.000%, 6/01/25                                                                                             AAA      608,100

Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2001A:
 5.000%, 9/01/27                                                                                             AAA    1,486,755
 5.250%, 9/01/28                                                                                             AAA    1,522,200

New York State Energy Research and Development Authority, Electric Facilities Revenue Bonds                   AAA    1,007,470
 (Long Island Lighting Company Project), Series A, 5.300%, 8/01/25 (Alternate Minimum Tax)

New York State Energy Research and Development Authority, Pollution Control Revenue Bonds (New York           AAA    2,118,480
 State Electric and Gas Corporation Project), Series 1987A, 6.150%, 7/01/26 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------
Water and Sewer - 6.7%

Municipal Water Finance Authority, City of Buffalo, New York, Water System Revenue Bonds,                     AAA    2,924,918
 Series 1998-A, 5.000%, 7/01/28

Municipal Water Finance Authority, New York City, New York, Water and Sewer System Revenue Bonds,             AAA    8,880,194
 Fiscal 1996 Series B, 5.750%, 6/15/26

Municipal Water Finance Authority, New York City, New York, Water and Sewer System Revenue Bonds,             AAA    4,659,300
 Fiscal 1993 Series A, 5.500%, 6/15/20

Municipal Water Finance Authority, New York City, New York, Water and Sewer System Revenue Bonds,             AAA    3,033,870
 Fiscal 2002 Series A, 5.250%, 6/15/33

Municipal Water Finance Authority, New York City, New York, Water and Sewer System Revenue Bonds,             AAA      469,427
 Fiscal 2000 Series B, 6.000%, 6/15/33

New York State Environmental Facilities Corporation, State Water Pollution Control Revolving Fund             AAA       65,336
 Revenue Bonds, Series 1990C (Pooled Loan Issue), 7.200%, 3/15/11

Suffolk County Water Authority, New York, Water System Revenue Bonds, Series 1994, 5.000%, 6/01/17            AAA    3,733,443
------------------------------------------------------------------------------------------------------------------------------
Total Investments (cost $325,252,559) - 97.6%                                                                      348,286,242
------------------------------------------------------------------------------------------------------------------------------
Short-Term Investments - 1.8%

The City of New York, New York, General Obligation Bonds, Fiscal 2002 (Subseries A7), Variable Rate        VMIG-1    2,000,000
 Demand Obligations, 1.200%, 11/01/24+

Municipal Water Finance Authority, New York City, New York, Water and Sewer System Revenue Bonds,          VMIG-1    2,000,000
 Fiscal 2000 Series C, Variable Rate Demand Obligations, 1.250%, 6/15/33+

The Port Authority of New York and New Jersey, Special Obligation Bonds (Versatile Structure),             VMIG-1    1,400,000
 Third Series, Variable Rate Demand Bonds, 1.400%, 6/01/20+

--------------------------------------------------------------------------------
39

Portfolio of Investments
NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND (continued)
February 28, 2002

   Principal
Amount (000)   Description                                                                                       Ratings**
---------------------------------------------------------------------------------------------------------------------------
               Short-Term Investments (continued)

   $  1,000    Puerto Rico Government Development Bank, Adjustable Refunding Bonds, Series 1985, Variable Rate      VMIG-1
                Demand Bonds, 0.950%, 12/01/15+
---------------------------------------------------------------------------------------------------------------------------
   $  6,400    Total Short-Term Investments (cost $6,400,000)
---------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 0.6%
               ------------------------------------------------------------------------------------------------------------
               Net Assets - 100%
               ------------------------------------------------------------------------------------------------------------

                                                                                                      Market
Description                                                                                            Value
------------------------------------------------------------------------------------------------------------
Short-Term Investments (continued)

Puerto Rico Government Development Bank, Adjustable Refunding Bonds, Series 1985, Variable Rate $  1,000,000
 Demand Bonds, 0.950%, 12/01/15+
------------------------------------------------------------------------------------------------------------
Total Short-Term Investments (cost $6,400,000)                                                     6,400,000
------------------------------------------------------------------------------------------------------------
Other Assets Less Liabilities - 0.6%                                                               2,269,120
------------------------------------------------------------------------------------------------------------
Net Assets - 100%                                                                               $356,955,362
------------------------------------------------------------------------------------------------------------

           All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.
           * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.
          (WI)Security purchased on a when-issued basis.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.




                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
40

Statement of Assets and Liabilities
February 28, 2002



                                                                                                                   New York
                                                                      Connecticut    New Jersey      New York       Insured
---------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value                 $263,225,072  $140,086,814  $303,216,198  $348,286,242
Temporary investments in short-term municipal securities,
 at amortized cost, which approximates market value                     4,250,000            --            --     6,400,000
Cash                                                                           --       560,984     1,962,999       593,432
Receivables:
  Interest                                                              4,069,919     1,867,358     4,602,059     3,721,416
  Investments sold                                                             --       204,000        45,000     1,385,000
  Shares sold                                                             867,784       178,785       469,018       280,146
Other assets                                                                  557           699         1,971        12,860
---------------------------------------------------------------------------------------------------------------------------
    Total assets                                                      272,413,332   142,898,640   310,297,245   360,679,096
---------------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                            784,811            --            --            --
Payables:
  Investments purchased                                                        --            --            --     2,315,790
  Shares redeemed                                                         104,271       288,955       197,095       149,098
Accrued expenses:
  Management fees                                                         111,627        59,253       122,031       145,686
  12b-1 distribution and service fees                                      64,797        33,614        54,333        31,527
  Other                                                                    77,359        79,877       124,710       155,154
Dividends payable                                                         478,193       309,100       750,962       926,479
---------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                   1,621,058       770,799     1,249,131     3,723,734
---------------------------------------------------------------------------------------------------------------------------
Net assets                                                           $270,792,274  $142,127,841  $309,048,114  $356,955,362
---------------------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                           $217,024,398  $ 60,835,015  $105,699,942  $ 63,043,018
Shares outstanding                                                     20,341,672     5,740,581     9,860,613     5,952,247
Net asset value and redemption price per share                       $      10.67  $      10.60  $      10.72  $      10.59
Offering price per share (net asset value per share plus
 maximum sales charge of 4.20% of offering price)                    $      11.14  $      11.06  $      11.19  $      11.05
---------------------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                           $ 23,309,943  $ 23,451,477  $ 34,262,211  $ 23,418,293
Shares outstanding                                                      2,188,438     2,214,136     3,192,492     2,208,655
Net asset value, offering and redemption price per share             $      10.65  $      10.59  $      10.73  $      10.60
---------------------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                           $ 26,889,782  $ 14,376,464  $ 24,505,344  $  9,925,827
Shares outstanding                                                      2,523,427     1,360,766     2,279,855       937,386
Net asset value, offering and redemption price per share             $      10.66  $      10.56  $      10.75  $      10.59
---------------------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                           $  3,568,151  $ 43,464,885  $144,580,617  $260,568,224
Shares outstanding                                                        333,406     4,100,008    13,450,522    24,571,584
Net asset value, offering and redemption price per share             $      10.70  $      10.60  $      10.75  $      10.60
---------------------------------------------------------------------------------------------------------------------------

Net assets consist of:
  Capital paid-in                                                    $257,132,698  $138,043,035  $293,819,376  $333,542,953
  Balance of undistributed net investment income                          419,299        32,467       470,316       225,204
  Accumulated net realized gain (loss) from investment transactions      (375,806)   (2,008,008)     (904,095)      153,522
  Net unrealized appreciation of investments                           13,616,083     6,060,347    15,662,517    23,033,683
---------------------------------------------------------------------------------------------------------------------------
Net assets                                                           $270,792,274  $142,127,841  $309,048,114  $356,955,362
---------------------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.


--------------------------------------------------------------------------------
41

Statement of Operations
Year Ended February 28, 2002




                                                                                                              New York
                                                                     Connecticut  New Jersey     New York      Insured
-----------------------------------------------------------------------------------------------------------------------
Investment Income                                                    $15,097,735  $7,051,931  $18,495,463  $19,327,896
-----------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                        1,399,237     724,977    1,652,443    1,873,280
12b-1 service fees - Class A                                             422,358     110,403      217,818      121,945
12b-1 distribution and service fees - Class B                            204,442     192,227      291,392      189,966
12b-1 distribution and service fees - Class C                            167,074     106,466      159,052       49,364
Shareholders' servicing agent fees and expenses                          128,859     107,681      275,677      323,160
Custodian's fees and expenses                                             85,682      49,577       94,278       92,758
Trustees' fees and expenses                                                5,743       2,145        7,132        7,941
Professional fees                                                         12,100       7,407       14,330       15,136
Shareholders' reports - printing and mailing expenses                     29,557      20,234       47,079       55,195
Federal and state registration fees                                        7,933       4,096       10,814        6,520
Portfolio insurance expense                                                   --          --           --        1,249
Other expenses                                                            10,214       6,161       13,189       14,221
-----------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement   2,473,199   1,331,374    2,783,204    2,750,735
  Custodian fee credit                                                   (22,555)    (14,044)     (12,220)     (34,444)
  Expense reimbursement                                                       --          --     (707,515)          --
-----------------------------------------------------------------------------------------------------------------------
Net expenses                                                           2,450,644   1,317,330    2,063,469    2,716,291
-----------------------------------------------------------------------------------------------------------------------
Net investment income                                                 12,647,091   5,734,601   16,431,994   16,611,605
-----------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions                           489,043     386,936      955,706    1,445,714
Net change in unrealized appreciation or depreciation of investments   3,113,282   1,510,487       99,458    1,953,859
-----------------------------------------------------------------------------------------------------------------------
Net gain from investments                                              3,602,325   1,897,423    1,055,164    3,399,573
-----------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                           $16,249,416  $7,632,024  $17,487,158  $20,011,178
-----------------------------------------------------------------------------------------------------------------------



                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
42

Statement of Changes in Net Assets

                                                                                      Connecticut
                                                                              --------------------------
                                                                                Year Ended    Year Ended
                                                                                   2/28/02       2/28/01
----------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                         $ 12,647,091  $ 11,925,959
Net realized gain (loss) from investment transactions                              489,043        43,604
Net change in unrealized appreciation or depreciation of investments             3,113,282    12,511,600
----------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                      16,249,416    24,481,163
----------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From and in excess of net investment income:
  Class A                                                                      (10,473,134)  (10,309,075)
  Class B                                                                         (892,927)     (776,283)
  Class C                                                                         (974,347)     (749,723)
  Class R                                                                         (134,589)      (91,566)
----------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                      (12,474,997)  (11,926,647)
----------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                                41,987,501    24,002,995
Net proceeds from shares issued to shareholders due to
reinvestment of distributions                                                    5,498,143     5,196,463
----------------------------------------------------------------------------------------------------------
                                                                                47,485,644    29,199,458
Cost of shares redeemed                                                        (25,155,674)  (26,930,857)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions              22,329,970     2,268,601
----------------------------------------------------------------------------------------------------------
Net increase in net assets                                                      26,104,389    14,823,117
Net assets at the beginning of year                                            244,687,885   229,864,768
----------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                 $270,792,274  $244,687,885
----------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end of year $    419,299  $     45,507
----------------------------------------------------------------------------------------------------------

                                                                                      New Jersey
                                                                              --------------------------
                                                                                Year Ended    Year Ended
                                                                                   2/28/02       2/28/01
---------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                         $  5,734,601  $  5,297,683
Net realized gain (loss) from investment transactions                              386,936      (911,716)
Net change in unrealized appreciation or depreciation of investments             1,510,487     9,002,825
---------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                       7,632,024    13,388,792
---------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From and in excess of net investment income:
  Class A                                                                       (2,455,377)   (2,267,812)
  Class B                                                                         (746,596)     (574,072)
  Class C                                                                         (554,503)     (459,908)
  Class R                                                                       (1,956,194)   (1,991,416)
---------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                       (5,712,670)   (5,293,208)
---------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                                29,117,692    16,024,610
Net proceeds from shares issued to shareholders due to
reinvestment of distributions                                                    3,429,152     3,069,850
---------------------------------------------------------------------------------------------------------
                                                                                32,546,844    19,094,460
Cost of shares redeemed                                                        (15,267,419)  (14,241,042)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions              17,279,425     4,853,418
---------------------------------------------------------------------------------------------------------
Net increase in net assets                                                      19,198,779    12,949,002
Net assets at the beginning of year                                            122,929,062   109,980,060
---------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                 $142,127,841  $122,929,062
---------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end of year $     32,467  $      5,131
---------------------------------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
43

                                                                                       New York
                                                                              --------------------------
                                                                                Year Ended    Year Ended
                                                                                   2/28/02       2/28/01
----------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                         $ 16,431,994  $ 14,713,875
Net realized gain (loss) from investment transactions                              955,706    (1,083,238)
Net change in unrealized appreciation or depreciation of investments                99,458    14,578,377
----------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                      17,487,158    28,209,014
----------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From and in excess of net investment income:
  Class A                                                                       (5,682,546)   (5,186,887)
  Class B                                                                       (1,369,381)   (1,085,951)
  Class C                                                                         (988,005)     (693,182)
  Class R                                                                       (7,881,821)   (8,419,221)
----------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                      (15,921,753)  (15,385,241)
----------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                                47,543,491    50,855,858
Net proceeds from shares issued to shareholders due to
 reinvestment of distributions                                                   9,319,879     8,816,108
----------------------------------------------------------------------------------------------------------
                                                                                56,863,370    59,671,966
Cost of shares redeemed                                                        (40,224,310)  (31,990,305)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions              16,639,060    27,681,661
----------------------------------------------------------------------------------------------------------
Net increase in net assets                                                      18,204,465    40,505,434
Net assets at the beginning of year                                            290,843,649   250,338,215
----------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                 $309,048,114  $290,843,649
----------------------------------------------------------------------------- ------------  ------------
----------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end of year $    470,316  $   (387,111)
============================================================================= ------------  ------------
----------------------------------------------------------------------------------------------------------

                                                                                   New York Insured
                                                                              --------------------------
                                                                                Year Ended    Year Ended
                                                                                   2/28/02       2/28/01
---------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                         $ 16,611,605  $ 17,020,867
Net realized gain (loss) from investment transactions                            1,445,714      (775,844)
Net change in unrealized appreciation or depreciation of investments             1,953,859    18,864,887
---------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                      20,011,178    35,109,910
---------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From and in excess of net investment income:
  Class A                                                                       (2,893,881)   (2,768,762)
  Class B                                                                         (797,065)     (672,204)
  Class C                                                                         (273,824)     (199,563)
  Class R                                                                      (12,809,486)  (13,528,306)
---------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                      (16,774,256)  (17,168,835)
---------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                                35,573,687    18,976,752
Net proceeds from shares issued to shareholders due to
 reinvestment of distributions                                                  10,920,458    11,408,731
---------------------------------------------------------------------------------------------------------
                                                                                46,494,145    30,385,483
Cost of shares redeemed                                                        (31,458,176)  (44,997,751)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions              15,035,969   (14,612,268)
---------------------------------------------------------------------------------------------------------
Net increase in net assets                                                      18,272,891     3,328,807
Net assets at the beginning of year                                            338,682,471   335,353,664
---------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                 $356,955,362  $338,682,471
----------------------------------------------------------------------------- ------------  ------------
---------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end of year $    225,204  $    165,103
============================================================================= ------------  ------------
---------------------------------------------------------------------------------------------------------



                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
44

1. General Information and Significant Accounting Policies
The Nuveen Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Connecticut Municipal Bond Fund ("Connecticut"), Nuveen New Jersey Municipal Bond Fund ("New Jersey"), Nuveen New York Municipal Bond Fund ("New York") and the Nuveen New York Insured Municipal Bond Fund ("New York Insured") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

Each Fund seeks to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds, may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 28, 2002, New York Insured had an outstanding when-issued purchase commitment of $2,315,790. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities for financial reporting purposes.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended February 28, 2002, have been designated Exempt Interest Dividends.

Insurance
New York Insured invests in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund.

Notes to Financial Statements


--------------------------------------------------------------------------------
45

Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. During the fiscal year ended February 28, 2002, Connecticut and New York invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are marked to market daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of a fixed rate security since the interest rate is dependent on the general level of interest rates as well as the short-term interest paid on the floating rate security. New Jersey and New York Insured did not invest in any such securities during the fiscal year ended February 28, 2002.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an agreement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Change in Accounting Policy
As required, effective March 1, 2001, the Funds have adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began accreting taxable market discount on debt securities. Prior to March 1, 2001, the Funds did not accrete taxable market discount on debt securities until they were sold. The cumulative effect of this accounting change had no impact on the total net assets or the net asset values of the Funds, but resulted in an increase in the cost of securities and a corresponding decrease in unrealized appreciation based on securities held by the Funds on March 1, 2001, as follows:

                                                     New York
                     Connecticut New Jersey New York  Insured
                   ------------------------------------------
                        $201,698     $5,405 $347,186 $220,540
                   ------------------------------------------

The Statement of Changes in Net Assets and Financial Highlights for the prior periods have not been restated to reflect this change in presentation.

The effect of this change for the fiscal year ended February 28, 2002, was to increase investment income with a corresponding decrease in net unrealized appreciation as follows:

                                                     New York
                     Connecticut New Jersey New York  Insured
                   ------------------------------------------
                         $44,286     $1,092 $112,063  $49,907
                   ------------------------------------------

This change had no material effect on the Financial Highlights for the fiscal year ended February 28, 2002.

Notes to Financial Statements (continued)


--------------------------------------------------------------------------------
46

2. Fund Shares

Transactions in Fund shares were as follows:

                                         Connecticut                                         New Jersey
                     --------------------------------------------------  --------------------------------------------------
                            Year Ended                Year Ended                Year Ended                Year Ended
                              2/28/02                   2/28/01                   2/28/02                   2/28/01
                     ------------------------  ------------------------  ------------------------  ------------------------
                         Shares        Amount      Shares        Amount      Shares        Amount      Shares        Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A             2,271,435  $ 24,083,770   1,343,132  $ 13,752,397   1,362,506  $ 14,349,934     822,459  $  8,304,537
  Class B               618,711     6,547,960     476,269     4,867,066     815,625     8,557,148     272,859     2,772,525
  Class C               923,323     9,767,378     442,182     4,549,786     366,393     3,844,094     297,053     3,008,806
  Class R               148,375     1,588,393      81,120       833,746     224,564     2,366,516     191,863     1,938,742
Shares issued to
 shareholders due to
 reinvestment of
 distributions:
  Class A               419,454     4,444,972     426,340     4,345,791     138,766     1,458,072     122,603     1,232,155
  Class B                38,569       407,951      35,640       362,718      28,282       297,211      21,685       217,695
  Class C                52,702       557,810      42,221       429,804      29,316       307,052      24,449       245,011
  Class R                 8,222        87,410       5,687        58,150     130,061     1,366,817     136,982     1,374,989
----------------------------------------------------------------------------------------------------------------------------
                      4,480,791    47,485,644   2,852,591    29,199,458   3,095,513    32,546,844   1,889,953    19,094,460
----------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A            (1,795,897)  (19,046,776) (2,038,075)  (20,714,808)   (765,574)   (8,060,016)   (693,376)   (6,903,199)
  Class B              (355,602)   (3,757,813)   (227,632)   (2,315,818)   (160,254)   (1,685,331)   (171,488)   (1,720,235)
  Class C              (211,117)   (2,220,265)   (352,745)   (3,569,595)   (260,114)   (2,717,516)   (128,131)   (1,281,858)
  Class R               (12,205)     (130,820)    (31,667)     (330,636)   (267,390)   (2,804,556)   (434,870)   (4,335,750)
----------------------------------------------------------------------------------------------------------------------------
                     (2,374,821)  (25,155,674) (2,650,119)  (26,930,857) (1,453,332)  (15,267,419) (1,427,865)  (14,241,042)
----------------------------------------------------------------------------------------------------------------------------
Net increase          2,105,970  $ 22,329,970     202,472  $  2,268,601   1,642,181  $ 17,279,425     462,088  $  4,853,418
----------------------------------------------------------------------------------------------------------------------------

                                             New York                                        New York Insured
                        --------------------------------------------------  --------------------------------------------------
                               Year Ended                Year Ended                Year Ended                Year Ended
                                 2/28/02                   2/28/01                   2/28/02                   2/28/01
                        ------------------------  ------------------------  ------------------------  ------------------------
                            Shares        Amount      Shares        Amount      Shares        Amount      Shares        Amount
-------------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                2,224,142  $ 23,665,719   2,619,712  $ 27,235,771   1,306,106  $ 13,733,577     629,908  $  6,454,969
  Class B                1,025,887    10,959,187     911,499     9,532,020     777,075     8,174,351     248,308     2,547,101
  Class C                  880,061     9,409,858     837,991     8,777,070     552,961     5,827,424     113,286     1,179,935
  Class R                  328,961     3,508,727     511,559     5,310,997     744,817     7,838,335     863,725     8,794,747
Shares issued to
 shareholders due to
 reinvestment of
 distributions:
  Class A                  254,209     2,712,057     207,486     2,156,109     158,598     1,669,428     164,672     1,678,394
  Class B                   51,585       551,158      44,059       458,214      37,274       392,740      35,652       363,902
  Class C                   45,724       489,120      28,028       292,710      12,348       129,868      11,244       114,479
  Class R                  520,441     5,567,544     567,484     5,909,075     828,492     8,728,422     906,826     9,251,956
-------------------------------------------------------------------------------------------------------------------------------
                         5,331,010    56,863,370   5,727,818    59,671,966   4,417,671    46,494,145   2,973,621    30,385,483
-------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A               (2,197,060)  (23,324,745) (1,298,861)  (13,497,318)   (937,338)   (9,818,777)   (834,680)   (8,508,013)
  Class B                 (319,351)   (3,405,064)   (466,877)   (4,857,581)   (220,243)   (2,311,864)   (265,401)   (2,682,847)
  Class C                 (306,161)   (3,295,415)   (222,905)   (2,332,241)   (116,945)   (1,229,239)   (100,988)   (1,021,747)
  Class R                 (954,366)  (10,199,086) (1,086,435)  (11,303,165) (1,719,790)  (18,098,296) (3,218,469)  (32,785,144)
-------------------------------------------------------------------------------------------------------------------------------
                        (3,776,938)  (40,224,310) (3,075,078)  (31,990,305) (2,994,316)  (31,458,176) (4,419,538)  (44,997,751)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)  1,554,072  $ 16,639,060   2,652,740  $ 27,681,661   1,423,355  $ 15,035,969  (1,445,917) $(14,612,268)
-------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
47

3. Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid April 1, 2002, to shareholders of record on March 8, 2002, as follows:

                                                              New York
                              Connecticut New Jersey New York  Insured
          ------------------------------------------------------------
          Dividend per share:
            Class A                $.0445     $.0390   $.0450   $.0405
            Class B                 .0375      .0325    .0385    .0340
            Class C                 .0395      .0340    .0405    .0355
            Class R                 .0460      .0405    .0470    .0420
          ------------------------------------------------------------

4. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the fiscal year ended February 28, 2002, were as follows:

                                                                          New York
                                   Connecticut  New Jersey    New York     Insured
----------------------------------------------------------------------------------
Purchases:
  Long-term municipal securities   $70,553,979 $25,877,990 $49,247,426 $69,498,449
  Short-term municipal securities    7,250,000   7,000,000   6,600,000  17,100,000
Sales and maturities:
  Long-term municipal securities    50,740,222   8,757,700  34,553,597  58,874,531
  Short-term municipal securities    5,000,000   8,500,000   6,600,000  10,700,000
----------------------------------------------------------------------------------

5. Income Tax Information

The following information is presented on an income tax basis as of February 28, 2002. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

                                                                   New York
                         Connecticut   New Jersey     New York      Insured
    -----------------------------------------------------------------------
    Cost of investments $253,660,373 $134,019,970 $287,138,227 $331,420,613
    -----------------------------------------------------------------------

                                                                      New York
                             Connecticut  New Jersey     New York      Insured
 ------------------------------------------------------------------------------
 Gross unrealized:
   appreciation              $14,842,973  $6,659,113  $21,852,204  $23,328,407
   depreciation               (1,028,274)   (592,269)  (5,774,233)     (62,778)
 ------------------------------------------------------------------------------
 Net unrealized appreciation $13,814,699  $6,066,844  $16,077,971  $23,265,629
 ------------------------------------------------------------------------------

The tax components of undistributed net investment income and realized gains at February 28, 2002, are as follows:

                                                                                      New York
                                                      Connecticut New Jersey New York  Insured
-----------------------------------------------------------------------------------------------
Undistributed (overdistribution of) tax-exempt income    $180,737    $25,970  $15,854 $(40,096)
Undistributed ordinary income*                             39,946         --   39,008   33,354
Undistributed long-term capital gains                          --         --       --  153,522
-----------------------------------------------------------------------------------------------

The tax character of distributions paid during the fiscal year ended February 28, 2002, are as follows:

                                                                                 New York
                                           Connecticut New Jersey    New York     Insured
-----------------------------------------------------------------------------------------
Distributions from tax-exempt income       $12,474,997 $5,712,670 $15,921,753 $16,774,256
Distributions from ordinary income*                 --         --          --          --
Distributions from long-term capital gains          --         --          --          --
-----------------------------------------------------------------------------------------

*Ordinary income consists of taxable market discount income and short-term capital gains, if any.

Notes to Financial Statements (continued)


--------------------------------------------------------------------------------
48

At February 28, 2002, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                 Connecticut New Jersey New York
                ------------------------------------------------
                Expiration year:
                  2003              $277,653 $  308,512 $     --
                  2004                    --    116,050       --
                  2005                    --         --       --
                  2006                    --    238,550       --
                  2007                    --         --       --
                  2008                98,153    132,876       --
                  2009                    --  1,212,020  904,095
                ------------------------------------------------
                Total               $375,806 $2,008,008 $904,095
                ------------------------------------------------

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

                 Average Daily Net Assets       Management Fee
                 ----------------------------------------------
                 For the first $125 million         .5550 of 1%
                 For the next $125 million          .5375 of 1
                 For the next $250 million          .5250 of 1
                 For the next $500 million          .5125 of 1
                 For the next $1 billion            .5000 of 1
                 For the next $3 billion            .4750 of 1
                 For net assets over $5 billion     .4500 of 1
                 ----------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of New York and New York Insured in order to limit total expenses to .75 of 1% of the average daily net assets of New York and .975 of 1% of the average daily net assets of New York Insured, excluding any 12b-1 fees applicable to Class A, B and C Shares. The Adviser may also voluntarily agree to reimburse additional expenses in any of the Funds from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended February 28, 2002, Nuveen Investments (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                                 New York
                                 Connecticut New Jersey New York  Insured
      -------------------------------------------------------------------
      Sales charges collected       $405,741   $146,030 $166,755 $102,781
      Paid to authorized dealers     364,669    146,030  166,755  102,781
      -------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended February 28, 2002, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                              New York
                              Connecticut New Jersey New York  Insured
          ------------------------------------------------------------
          Commission advances    $355,122   $372,534 $588,570 $402,058
          ------------------------------------------------------------



--------------------------------------------------------------------------------
49

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 28, 2002, the Distributor retained such 12b-1 fees as follows:

                                                              New York
                              Connecticut New Jersey New York  Insured
          ------------------------------------------------------------
          12b-1 fees retained    $231,538   $203,087 $332,252 $182,482
          ------------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended February 28, 2002, as follows:

                                                           New York
                           Connecticut New Jersey New York  Insured
             ------------------------------------------------------
             CDSC retained    $105,470    $91,711 $187,033  $99,224
             ------------------------------------------------------

--------------------------------------------------------------------------------
50

Financial Highlights

Selected data for a share outstanding throughout each year:


Class (Inception Date)
                            Investment Operations      Less Distributions
                          -------------------------  ----------------------                    --------


CONNECTICUT


                                         Net
                                   Realized/
                                  Unrealized
                Beginning     Net    Invest-             Net                 Ending              Ending
                      Net Invest-       ment         Invest-                    Net                 Net
Year Ended          Asset    ment       Gain            ment  Capital         Asset     Total    Assets
February 28/29,     Value  Income     (Loss)  Total   Income    Gains Total   Value Return(a)     (000)
--------------------------------------------------------------------------------------------------------
Class A (7/87)
     2002          $10.51    $.53      $ .16  $ .69    $(.53)     $-- $(.53) $10.67      6.66% $217,024
     2001            9.96     .53        .55   1.08     (.53)      --  (.53)  10.51     11.14   204,442
     2000           10.90     .53       (.94)  (.41)    (.53)      --  (.53)   9.96     (3.84)  196,416
     1999           10.85     .53        .06    .59     (.54)      --  (.54)  10.90      5.51   220,721
     1998           10.51     .56        .34    .90     (.56)      --  (.56)  10.85      8.75   216,436
Class B (2/97)
     2002           10.49     .45        .15    .60     (.44)      --  (.44)  10.65      5.84    23,310
     2001            9.94     .45        .55   1.00     (.45)      --  (.45)  10.49     10.31    19,794
     2000           10.88     .45       (.94)  (.49)    (.45)      --  (.45)   9.94     (4.57)   15,931
     1999           10.83     .46        .05    .51     (.46)      --  (.46)  10.88      4.77    11,223
     1998           10.51     .48        .32    .80     (.48)      --  (.48)  10.83      7.76     3,713
Class C (10/93)
     2002           10.50     .47        .16    .63     (.47)      --  (.47)  10.66      6.07    26,890
     2001            9.95     .47        .55   1.02     (.47)      --  (.47)  10.50     10.50    18,460
     2000           10.88     .47       (.93)  (.46)    (.47)      --  (.47)   9.95     (4.31)   16,181
     1999           10.83     .48        .05    .53     (.48)      --  (.48)  10.88      4.94    16,198
     1998           10.49     .50        .34    .84     (.50)      --  (.50)  10.83      8.17    11,586
Class R (2/97)
     2002           10.54     .56        .14    .70     (.54)      --  (.54)  10.70      6.82     3,568
     2001            9.99     .55        .55   1.10     (.55)      --  (.55)  10.54     11.30     1,992
     2000           10.93     .55       (.94)  (.39)    (.55)      --  (.55)   9.99     (3.63)    1,337
     1999           10.87     .56        .06    .62     (.56)      --  (.56)  10.93      5.83       979
     1998           10.51     .58        .36    .94     (.58)      --  (.58)  10.87      9.17       590
--------------------------------------------------------------------------------------------------------

Class (Inception Date)


                            Before Credit/         After          After Credit/
                            Reimbursement     Reimbursement(b)   Reimbursement(c)
CONNECTICUT               -----------------  -----------------  -----------------
                            Ratio              Ratio              Ratio
                           of Net             of Net             of Net
                          Invest-            Invest-            Invest-
                Ratio of     ment  Ratio of     ment  Ratio of     ment
                Expenses   Income  Expenses   Income  Expenses   Income
                      to       to        to       to        to       to
                 Average  Average   Average  Average   Average  Average  Portfolio
Year Ended           Net      Net       Net      Net       Net      Net   Turnover
February 28/29,   Assets   Assets    Assets   Assets    Assets   Assets       Rate
-----------------------------------------------------------------------------------
Class A (7/87)
     2002            .85%    5.01%      .85%    5.01%      .84%    5.02%        20%
     2001            .87     5.20       .87     5.20       .86     5.21          7
     2000            .88     5.09       .88     5.09       .87     5.10         22
     1999            .90     4.88       .86     4.92       .86     4.92          7
     1998            .85     5.15       .78     5.22       .78     5.22         12
Class B (2/97)
     2002           1.60     4.26      1.60     4.26      1.59     4.27         20
     2001           1.62     4.45      1.62     4.45      1.61     4.46          7
     2000           1.63     4.37      1.63     4.37      1.63     4.38         22
     1999           1.64     4.14      1.62     4.16      1.61     4.17          7
     1998           1.61     4.34      1.52     4.43      1.52     4.43         12
Class C (10/93)
     2002           1.40     4.47      1.40     4.47      1.39     4.48         20
     2001           1.42     4.65      1.42     4.65      1.41     4.66          7
     2000           1.43     4.54      1.43     4.54      1.42     4.55         22
     1999           1.45     4.33      1.41     4.37      1.41     4.37          7
     1998           1.41     4.59      1.33     4.67      1.33     4.67         12
Class R (2/97)
     2002            .65     5.23       .65     5.23       .64     5.24         20
     2001            .67     5.40       .67     5.40       .66     5.41          7
     2000            .68     5.31       .68     5.31       .67     5.32         22
     1999            .69     5.09       .66     5.12       .66     5.13          7
     1998            .66     5.29       .57     5.38       .57     5.38         12
-----------------------------------------------------------------------------------

(a)Total returns are calculated on net asset value without any sales charge and are not annualized.
(b)After expense reimbursement from the investment adviser, where applicable.
(c)After custodian fee credit and expense reimbursement, where applicable.



                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
51

                     Selected data for a share outstanding throughout each year:

Class (Inception Date)
                            Investment Operations      Less Distributions
                          -------------------------  ----------------------                    -------


NEW JERSEY



                                         Net
                                   Realized/
                Beginning     Net Unrealized             Net                 Ending             Ending
                      Net Invest-    Invest-         Invest-                    Net                Net
Year Ended          Asset    ment  ment Gain            ment  Capital         Asset     Total   Assets
February 28/29,     Value  Income     (Loss)  Total   Income    Gains Total   Value Return(a)    (000)
-------------------------------------------------------------------------------------------------------
Class A (9/94)
     2002          $10.45    $.47      $ .15  $ .62    $(.47)     $-- $(.47) $10.60      6.04% $60,835
     2001            9.73     .48        .72   1.20     (.48)      --  (.48)  10.45     12.59   52,277
     2000           10.60     .49       (.87)  (.38)    (.49)      --  (.49)   9.73     (3.67)  46,235
     1999           10.61     .53       (.01)   .52     (.53)      --  (.53)  10.60      5.00   53,442
     1998           10.26     .55        .36    .91     (.56)      --  (.56)  10.61      9.06   35,782
Class B (2/97)
     2002           10.44     .39        .15    .54     (.39)      --  (.39)  10.59      5.26   23,451
     2001            9.72     .40        .72   1.12     (.40)      --  (.40)  10.44     11.74   15,979
     2000           10.60     .41       (.88)  (.47)    (.41)      --  (.41)   9.72     (4.51)  13,681
     1999           10.61     .45       (.01)   .44     (.45)      --  (.45)  10.60      4.23   11,368
     1998           10.26     .48        .35    .83     (.48)      --  (.48)  10.61      8.25    2,981
Class C (9/94)
     2002           10.41     .41        .15    .56     (.41)      --  (.41)  10.56      5.46   14,376
     2001            9.70     .42        .71   1.13     (.42)      --  (.42)  10.41     11.92   12,757
     2000           10.58     .43       (.88)  (.45)    (.43)      --  (.43)   9.70     (4.29)  10,007
     1999           10.59     .47       (.01)   .46     (.47)      --  (.47)  10.58      4.48   10,290
     1998           10.25     .50        .34    .84     (.50)      --  (.50)  10.59      8.40    5,733
Class R (12/91)
     2002           10.45     .49        .15    .64     (.49)      --  (.49)  10.60      6.22   43,465
     2001            9.73     .50        .72   1.22     (.50)      --  (.50)  10.45     12.79   41,916
     2000           10.60     .51       (.87)  (.36)    (.51)      --  (.51)   9.73     (3.47)  40,058
     1999           10.62     .55       (.02)   .53     (.55)      --  (.55)  10.60      5.13   46,033
     1998           10.27     .58        .35    .93     (.58)      --  (.58)  10.62      9.29   44,817
-------------------------------------------------------------------------------------------------------

Class (Inception Date)


                            Before Credit/         After          After Credit/
                            Reimbursement     Reimbursement(b)   Reimbursement(c)
NEW JERSEY                -----------------  -----------------  -----------------
                            Ratio              Ratio              Ratio
                           of Net             of Net             of Net
                          Invest-            Invest-            Invest-
                Ratio of     ment  Ratio of     ment  Ratio of     ment
                Expenses   Income  Expenses   Income  Expenses   Income
                      to       to        to       to        to       to
                 Average  Average   Average  Average   Average  Average  Portfolio
Year Ended           Net      Net       Net      Net       Net      Net   Turnover
February 28/29,   Assets   Assets    Assets   Assets    Assets   Assets       Rate
-----------------------------------------------------------------------------------
Class A (9/94)
     2002            .90%    4.45%      .90%    4.45%      .89%    4.46%         7%
     2001           1.00     4.73      1.00     4.73       .98     4.74         12
     2000            .99     4.74       .93     4.80       .91     4.82         26
     1999           1.02     4.62       .66     4.98       .66     4.98         10
     1998           1.01     4.92       .60     5.33       .60     5.33         16
Class B (2/97)
     2002           1.65     3.70      1.65     3.70      1.64     3.71          7
     2001           1.75     3.98      1.75     3.98      1.73     3.99         12
     2000           1.74     4.01      1.69     4.06      1.67     4.08         26
     1999           1.76     3.88      1.39     4.25      1.39     4.25         10
     1998           1.77     4.16      1.36     4.57      1.36     4.57         16
Class C (9/94)
     2002           1.45     3.89      1.45     3.89      1.44     3.90          7
     2001           1.55     4.17      1.55     4.17      1.53     4.19         12
     2000           1.54     4.20      1.48     4.26      1.47     4.27         26
     1999           1.57     4.07      1.21     4.43      1.21     4.43         10
     1998           1.56     4.37      1.16     4.77      1.16     4.77         16
Class R (12/91)
     2002            .70     4.64       .70     4.64       .69     4.65          7
     2001            .80     4.93       .80     4.93       .78     4.94         12
     2000            .79     4.94       .73     5.00       .71     5.02         26
     1999            .82     4.82       .47     5.17       .47     5.17         10
     1998            .81     5.12       .40     5.53       .40     5.53         16
-----------------------------------------------------------------------------------

(a)Total returns are calculated on net asset value without any sales charge and are not annualized.
(b)After expense reimbursement from the investment adviser, where applicable.
(c)After custodian fee credit and expense reimbursement, where applicable.


                                See accompanying notes to financial statements.


--------------------------------------------------------------------------------
52

                     Selected data for a share outstanding throughout each year:

Class (Inception Date)
                            Investment Operations       Less Distributions
                          -------------------------  -----------------------                    --------


NEW YORK


                                         Net
                                   Realized/
                                  Unrealized
                Beginning     Net    Invest-             Net                  Ending              Ending
                      Net Invest-       ment         Invest-                     Net                 Net
Year Ended          Asset    ment       Gain            ment  Capital          Asset     Total    Assets
February 28/29,     Value  Income     (Loss)  Total   Income    Gains  Total   Value Return(a)     (000)
---------------------------------------------------------------------------------------------------------
Class A (9/94)
     2002          $10.66    $.58      $ .04  $ .62    $(.56)   $  --  $(.56) $10.72      5.94% $105,700
     2001           10.17     .57        .52   1.09     (.60)      --   (.60)  10.66     10.97   102,144
     2000           11.03     .58       (.85)  (.27)    (.57)    (.02)  (.59)  10.17     (2.44)   81,857
     1999           10.97     .55        .06    .61     (.55)      --   (.55)  11.03      5.69    80,549
     1998           10.53     .57        .44   1.01     (.57)      --   (.57)  10.97      9.84    78,038
Class B (2/97)
     2002           10.68     .50        .03    .53     (.48)      --   (.48)  10.73      5.07    34,262
     2001           10.18     .49        .53   1.02     (.52)      --   (.52)  10.68     10.24    25,992
     2000           11.04     .51       (.86)  (.35)    (.49)    (.02)  (.51)  10.18     (3.18)   19,803
     1999           10.98     .47        .06    .53     (.47)      --   (.47)  11.04      4.88    12,121
     1998           10.53     .49        .45    .94     (.49)      --   (.49)  10.98      9.10     4,311
Class C (9/94)
     2002           10.70     .52        .03    .55     (.50)      --   (.50)  10.75      5.29    24,505
     2001           10.20     .51        .53   1.04     (.54)      --   (.54)  10.70     10.47    17,757
     2000           11.06     .52       (.85)  (.33)    (.51)    (.02)  (.53)  10.20     (2.97)   10,374
     1999           11.01     .49        .05    .54     (.49)      --   (.49)  11.06      5.00     8,858
     1998           10.56     .51        .45    .96     (.51)      --   (.51)  11.01      9.31     6,233
Class R (12/86)
     2002           10.69     .60        .04    .64     (.58)      --   (.58)  10.75      6.16   144,581
     2001           10.20     .59        .52   1.11     (.62)      --   (.62)  10.69     11.19   144,950
     2000           11.06     .60       (.84)  (.24)    (.60)    (.02)  (.62)  10.20     (2.21)  138,303
     1999           11.00     .58        .05    .63     (.57)      --   (.57)  11.06      5.88   157,209
     1998           10.55     .59        .45   1.04     (.59)      --   (.59)  11.00     10.11   160,142
---------------------------------------------------------------------------------------------------------

Class (Inception Date)


                            Before Credit/         After          After Credit/
                            Reimbursement     Reimbursement(b)   Reimbursement(c)
NEW YORK                  -----------------  -----------------  -----------------
                            Ratio              Ratio              Ratio
                           of Net             of Net             of Net
                          Invest-            Invest-            Invest-
                Ratio of     ment  Ratio of     ment  Ratio of     ment
                Expenses   Income  Expenses   Income  Expenses   Income
                      to       to        to       to        to       to
                 Average  Average   Average  Average   Average  Average  Portfolio
Year Ended           Net      Net       Net      Net       Net      Net   Turnover
February 28/29,   Assets   Assets    Assets   Assets    Assets   Assets       Rate
-----------------------------------------------------------------------------------
Class A (9/94)
     2002            .89%    5.16%      .66%    5.39%      .65%    5.39%        11%
     2001            .91     5.26       .70     5.47       .69     5.48         28
     2000            .89     5.21       .61     5.49       .60     5.50         19
     1999            .94     4.88       .79     5.03       .79     5.03         28
     1998            .90     5.14       .77     5.27       .77     5.27         30
Class B (2/97)
     2002           1.64     4.41      1.41     4.64      1.41     4.65         11
     2001           1.66     4.51      1.45     4.72      1.44     4.73         28
     2000           1.64     4.50      1.33     4.81      1.32     4.82         19
     1999           1.68     4.16      1.57     4.27      1.57     4.27         28
     1998           1.67     4.32      1.50     4.49      1.50     4.49         30
Class C (9/94)
     2002           1.44     4.61      1.21     4.84      1.21     4.85         11
     2001           1.46     4.72      1.26     4.92      1.25     4.92         28
     2000           1.44     4.67      1.16     4.96      1.15     4.96         19
     1999           1.49     4.34      1.35     4.47      1.35     4.47         28
     1998           1.46     4.57      1.32     4.71      1.32     4.71         30
Class R (12/86)
     2002            .69     5.36       .46     5.59       .46     5.59         11
     2001            .71     5.46       .49     5.67       .49     5.68         28
     2000            .69     5.40       .42     5.67       .41     5.68         19
     1999            .74     5.08       .59     5.23       .59     5.23         28
     1998            .70     5.34       .57     5.47       .57     5.47         30
-----------------------------------------------------------------------------------

(a)Total returns are calculated on net asset value without any sales charge and are not annualized.
(b)After expense reimbursement from the investment adviser, where applicable.
(c)After custodian fee credit and expense reimbursement, where applicable.


                                See accompanying notes to financial statements.



--------------------------------------------------------------------------------
53

Selected data for a share outstanding throughout each year:


Class (Inception Date)
                            Investment Operations       Less Distributions
                          -------------------------  -----------------------                    --------


NEW YORK INSURED


                                         Net
                                   Realized/
                                  Unrealized
                Beginning     Net    Invest-             Net                  Ending              Ending
                      Net Invest-       ment         Invest-                     Net                 Net
Year Ended          Asset    ment       Gain            ment  Capital          Asset     Total    Assets
February 28/29,     Value  Income     (Loss)  Total   Income    Gains  Total   Value Return(a)     (000)
---------------------------------------------------------------------------------------------------------
Class A (9/94)
     2002          $10.50    $.49      $ .10  $ .59    $(.50)   $  --  $(.50) $10.59      5.75% $ 63,043
     2001            9.95     .51        .55   1.06     (.51)      --   (.51)  10.50     10.97    56,936
     2000           10.73     .52       (.79)  (.27)    (.51)      --   (.51)   9.95     (2.50)   54,364
     1999           10.76     .51        .01    .52     (.52)    (.03)  (.55)  10.73      4.91    52,448
     1998           10.50     .53        .26    .79     (.53)      --   (.53)  10.76      7.76    44,721
Class B (2/97)
     2002           10.51     .41        .10    .51     (.42)      --   (.42)  10.60      4.97    23,418
     2001            9.96     .43        .56    .99     (.44)      --   (.44)  10.51     10.12    16,965
     2000           10.74     .44       (.79)  (.35)    (.43)      --   (.43)   9.96     (3.26)   15,893
     1999           10.76     .44         --    .44     (.43)    (.03)  (.46)  10.74      4.19    13,374
     1998           10.50     .45        .26    .71     (.45)      --   (.45)  10.76      6.96     5,982
Class C (9/94)
     2002           10.49     .43        .11    .54     (.44)      --   (.44)  10.59      5.26     9,926
     2001            9.94     .45        .55   1.00     (.45)      --   (.45)  10.49     10.33     5,131
     2000           10.73     .46       (.80)  (.34)    (.45)      --   (.45)   9.94     (3.17)    4,627
     1999           10.74     .46        .02    .48     (.46)    (.03)  (.49)  10.73      4.53     4,103
     1998           10.48     .47        .26    .73     (.47)      --   (.47)  10.74      7.16     2,310
Class R (12/86)
     2002           10.50     .51        .11    .62     (.52)      --   (.52)  10.60      6.03   260,568
     2001            9.95     .53        .55   1.08     (.53)      --   (.53)  10.50     11.16   259,651
     2000           10.74     .54       (.80)  (.26)    (.53)      --   (.53)   9.95     (2.43)  260,469
     1999           10.76     .53        .02    .55     (.54)    (.03)  (.57)  10.74      5.18   301,805
     1998           10.49     .55        .27    .82     (.55)      --   (.55)  10.76      8.04   313,647
---------------------------------------------------------------------------------------------------------

Class (Inception Date)


                                    Before Credit/           After           After Credit/
                                     Reimbursement     Reimbursement(b)    Reimbursement(c)
NEW YORK INSURED                  ------------------  ------------------  ------------------
                          Ratio of            Ratio of            Ratio of
                               Net                 Net                 Net
                           Invest-             Invest-             Invest-
                Ratio of      ment  Ratio of      ment  Ratio of      ment
                Expenses    Income  Expenses    Income  Expenses    Income
                      to        to        to        to        to        to
                 Average   Average   Average   Average   Average   Average  Portfolio
Year Ended           Net       Net       Net       Net       Net       Net   Turnover
February 28/29,   Assets    Assets    Assets    Assets    Assets    Assets       Rate
--------------------------------------------------------------------------------------
Class A (9/94)
     2002            .89%     4.67%      .89%     4.67%      .88%     4.68%        17%
     2001            .91      4.98       .91      4.98       .90      4.99         15
     2000            .90      5.02       .90      5.02       .90      5.02         16
     1999            .92      4.78       .92      4.78       .92      4.78         16
     1998            .88      4.98       .88      4.98       .88      4.98         17
Class B (2/97)
     2002           1.64      3.92      1.64      3.92      1.63      3.93         17
     2001           1.66      4.23      1.66      4.23      1.65      4.24         15
     2000           1.65      4.28      1.65      4.28      1.65      4.28         16
     1999           1.67      4.04      1.67      4.04      1.67      4.04         16
     1998           1.65      4.24      1.65      4.24      1.65      4.24         17
Class C (9/94)
     2002           1.44      4.12      1.44      4.12      1.43      4.13         17
     2001           1.46      4.43      1.46      4.43      1.45      4.44         15
     2000           1.45      4.48      1.45      4.48      1.45      4.48         16
     1999           1.47      4.25      1.47      4.25      1.47      4.25         16
     1998           1.43      4.43      1.43      4.43      1.43      4.43         17
Class R (12/86)
     2002            .69      4.87       .69      4.87       .68      4.88         17
     2001            .71      5.18       .71      5.18       .70      5.19         15
     2000            .70      5.21       .70      5.21       .70      5.21         16
     1999            .72      4.97       .72      4.97       .72      4.98         16
     1998            .68      5.18       .68      5.18       .68      5.18         17
--------------------------------------------------------------------------------------

(a)Total returns are calculated on net asset value without any sales charge and are not annualized.
(b)After expense reimbursement from the investment adviser, where applicable.
(c)After custodian fee credit and expense reimbursement, where applicable.



                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
54

Report of Independent Public Accountants


To the Board of Trustees and Shareholders of Nuveen Multistate Trust II:

We have audited the accompanying statements of net assets of the Nuveen Connecticut, Nuveen New Jersey, Nuveen New York and Nuveen New York Insured Municipal Bond Funds (collectively, the "Funds") (each a series of the Nuveen Multistate Trust II (a Massachusetts business trust)), including the portfolios of investments, as of February 28, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2002, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Connecticut, Nuveen New Jersey, Nuveen New York and Nuveen New York Insured Municipal Bond Funds as of February 28, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended, and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Chicago, Illinois
April 12, 2002

--------------------------------------------------------------------------------
55

                                      Notes

                                      Notes

--------------------------------------------------------------------------------
Trustees and Officers

================================================================================

The management of the Funds, including general supervision of the duties performed for the Funds under the Management Agreement, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at seven, one of whom is an "interested person" (as the term is defined in the Investment Company Act of 1940) and six of whom are not interested persons. None of the trustees who are not interested persons of the Funds have ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at
(800) 257-8787.


                                         Year First
Name,                  Position(s)       Elected or        Principal Occupation(s)                             Number of Portfolios
Birthdate              Held with         Appointed and     Including other Directorships                         in Fund Complex
and Address             the Fund         Term of Office    During Past 5 Years                                  Overseen by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Trustee who is an interested person of the Funds:
-----------------------------------------------------------------------------------------------------------------------------------
Timothy R.             Chairman of the        1994         Chairman and Director (since July 1996) of The John            129
Schwertfeger (1)       Board, President       Term         Nuveen Company, Nuveen Investments, Nuveen Advisory
3/28/1949              and Trustee         Indefinte (2)   Corp. and Nuveen Institutional Advisory Corp.; prior thereto,
333 W. Wacker Drive                                        Executive Vice President and Director of The John Nuveen
Chicago, IL 60606                                          Company and Nuveen Investments; Director (since 1992)
                                                           and Chairman (since 1996) of Nuveen Advisory Corp. and
                                                           Nuveen Institutional Advisory Corp.; Chairman and Director
                                                           (since January 1997) of Nuveen Asset Management, Inc.;
                                                           Director (since 1996) of Institutional Capital Corporation;
                                                           Chairman and Director (since 1999) of Rittenhouse Financial
                                                           Services Inc.; Chief Executive Officer (since September
                                                           1999) of Nuveen Senior Loan Asset Management Inc.

Trustees who are not interested persons of the Funds:
-----------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner      Trustee                1997         Private Investor and Management Consultant.                    112
8/22/1940                                     Term
333 W. Wacker Drive                        Indefinite (2)
Chicago, IL 60606

-----------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown      Trustee                1993         Retired (August 1989) as Senior Vice President                 112
7/29/1934                                     Term         of The Northern Trust Company.
333 W. Wacker Drive                        Indefinite (2)
Chicago, IL 60606

-----------------------------------------------------------------------------------------------------------------------------------
Anne E. Impellizzeri   Trustee                1994         Retired (2002); formerly, Executive Director (since 1998)      112
1/26/1933                                     Term         of Manitoga (Center for Russel Wright's Design with Nature);
333 W. Wacker Drive                        Indefinite (2)  prior thereto, President and Chief Executive Officer of
Chicago, IL 60606                                          Blanton-Peale Institutes of Religion and Health (since
                                                           December 1990); prior thereto, Vice President,
                                                           Metropolitan Life Insurance Co.
-----------------------------------------------------------------------------------------------------------------------------------
Peter R. Sawers        Trustee                1991         Adjunct Professor of Business and Economics, University of     112
4/3/1933                                      Term         Dubuque, Iowa; Director, Executive Service Corps of
333 W. Wacker Drive                        Indefinite (2)  Chicago (not-for-profit); Director, Hadley School for the
Chicago, IL 60606                                          Blind (not-for-profit); formerly (1991-2000) Adjunct Professor,
                                                           Lake Forest Graduate School of Management, Lake Forest,
                                                           Illinois; prior thereto, Executive Director, Towers
                                                           Perrin Australia, a management consulting firm; Chartered
                                                           Financial Analyst; Certified Management Consulting
-----------------------------------------------------------------------------------------------------------------------------------
William J. Schneider   Trustee                1997         Senior Partner and Chief Operating Officer, Miller-Valentine   112
9/24/1944                                     Term         Group, Vice President, Miller-Valentine Realty, a
333 W. Wacker Drive                        Indefinite (2)  development and contract company; Chair, Miami Valley
Chicago, IL 60606                                          Hospital; Vice Chair, Miami Valley Economic Development
                                                           Coalition; formerly, Member, Community Advisory
                                                           Board, National City Bank, Dayton, Ohio; and Business
                                                           Advisory Council, Cleveland Federal Reserve Bank.
-----------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale    Trustee                1997         Executive Director, Gaylord and Dorothy Donnelley              112
12/29/1947                                    Term         Foundation (since 1994); prior thereto, Executive
333 W. Wacker  Drive                       Indefinite (2)  Director, Great Lakes Protection Fund (from 1990 to 1994).
Chicago, IL 60606

-----
58

                                            Year First
Name,                    Position(s)        Elected or    Principal Occupation(s)                               Number of Portfolios
Birthdate                Held with        Appointed and   Including other Directorships                           in Fund Complex
and Address              the Fund        Term of Office   During Past 5 Years                                    Overseen by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Officers of the Funds:
------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson      Vice President       2002        Vice President (since January 2002),                           129
2/3/1966                                                  formerly, Assistant Vice President
333 W. Wacker Drive                                       (since 2000),  previously,
Chicago, IL 60606                                         Associate of Nuveen Investments.
------------------------------------------------------------------------------------------------------------------------------------
Paul L. Brennan          Vice President       2002        Vice President (since January 2002), formerly,                 127
11/10/1966                                                Assistant Vice President, of Nuveen Advisory Corp.
333 W. Wacker Drive
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo        Vice President       1999        Vice President of Nuveen Investments (since January            129
11/28/1967               and Treasurer                    1999), prior thereto, Assistant Vice President (from
333 W. Wacker Drive                                       January 1997); formerly, Associate of Nuveen
Chicago, IL 60606                                         Investments; Vice President Nuveen Senior Loan Asset
                                                          Management Inc.; Chartered Financial Analyst.
------------------------------------------------------------------------------------------------------------------------------------
Michael S. Davern        Vice President       1997        Vice President of Nuveen Advisory Corp.                        127
6/26/1957                and Treasurer
333 W. Wacker Drive
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Susan M. DeSanto         Vice President       2001        Vice President of Nuveen Advisory Corp. (since August          129
9/8/1954                                                  2001); previously, Vice President of Van Kampen
333 W. Wacker Drive                                       Investment Advisory Corp. (since 1998); prior
Chicago, IL 60606                                         thereto, Assistant Vice President of Van Kampen
                                                          Investment Advisory Corp.
------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger       Vice President       2002        Vice President (since January 2002), formerly                  129
9/24/1964                                                 Assistant Vice President and Assistant General
333 W. Wacker Drive                                       Counsel (since May 1998) of Nuveen Investments;
Chicago, IL 60606                                         Assistant Vice President and Assistant Secretary
                                                          (since 1998) of Nuveen Advisory Corp. and Nuveen
                                                          Institutional Advisory Corp.; prior thereto, Associate
                                                          at the law firm D'Ancona Partners LLC
------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson        Vice President       1998        Vice President of Nuveen Investments; Vice President           129
10/24/1945                                                (since January 1998) of Nuveen Advisory Corp. and
333 W. Wacker Drive                                       Nuveen Institutional Advisory Corp.
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald    Vice President       1995        Managing Director of Nuveen Advisory Corp. and Nuveen          127
3/2/1964                                                  Institutional Advisory Corp; (since February, 2001);
333 W. Wacker Drive                                       prior thereto, Vice President of Nuveen Advisory
Chicago, IL 60606                                         Corp.; and Nuveen Institutional Advisory Corp.;
                                                          Chartered Financial Analyst.
------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy           Vice President       1998        Vice President of Nuveen Investments and (since May            129
5/31/1954                and Controller                   1998) The John Nuveen Company; Vice President (since
333 W. Wacker Drive                                       September 1999) of Nuveen Senior Loan Management Inc.;
Chicago, IL 60606                                         Certified Public Accountant.
------------------------------------------------------------------------------------------------------------------------------------
J. Thomas Futrell        Vice President       1992        Vice President of Nuveen Advisory Corp.; Chartered             127
7/5/1955                                                  Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606

-----
59

--------------------------------------------------------------------------------
Trustees and Officers (continued)
================================================================================

                                           Year First
Name,                    Position(s)       Elected or     Principal Occupation(s)                               Number of Portfolios
Birthdate                Held with       Appointed and    Including other Directorships                            in Fund Complex
and Address              the Fund        Term of Office   During Past 5 Years                                    Overseen by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Richard A. Huber         Vice President      1997         Vice President of Nuveen Institutional Advisory                127
3/26/1963                                                 Corp. (since March 1998) and Nuveen Advisory Corp.
333 W. Wacker Drive
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Steven J. Krupa          Vice President      1990         Vice President of Nuveen Advisory Corp.                        127
8/21/1957

333 W. Wacker Drive
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb            Vice President      2000         Vice President (since March 2000) of Nuveen                    129
3/22/1963                                                 Investments, previously Assistant Vice President
333 W. Wacker Drive                                       (since January 1999); prior thereto, Associate
Chicago, IL 60606                                         of Nuveen Investments; Certified Public Accountant.
------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin          Vice President      1992         Vice President, Assistant Secretary and Assistant              129
7/27/1951                and Assistant                    General Counsel of Nuveen Investments; Vice President
333 W. Wacker Drive      Secretary                        and Assistant Secretary of Nuveen Advisory Corp. and
Chicago, IL 60606                                         Nuveen Institutional Advisory Corp.; Vice President
                                                          and Assistant Secretary of The John Nuveen Company
                                                          and Nuveen Asset Management, Inc.; Vice President and
                                                          Assistant Secretary (since September 1999) of Nuveen
                                                          Senior Loan Asset Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
Edward F. Neild, IV      Vice President      1996         Managing Director (since September 1997),                      129
7/7/1965                                                  previously Vice President of Nuveen Advisory Corp.,
333 W. Wacker Drive                                       Nuveen Institutional Advisory Corp., and Chartered
Chicago, IL 60606                                         Financial Analyst.
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. O'Shaughnessy  Vice President      2002         Vice President (since January 2002), formerly,                 127
9/4/1960                                                  Assistant Vice President (1998), of Nuveen
333 W. Wacker Drive                                       Advisory Corp.; prior thereto, Portfolio Manager.
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Thomas C. Spalding, Jr.  Vice President      1982         Vice President of Nuveen Advisory Corp. and                    127
7/31/1951                                                 Nuveen Institutional Advisory Corp.; Chartered
333 W. Wacker Drive                                       Financial Analyst.
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman     Vice President      1992         Managing Director (since January 2002; formerly Vice           129
9/9/1956                 and Secretary                    President) Assistant Secretary and Associate General
333 W. Wacker Drive                                       Counsel, formerly Assistant General Counsel, of
Chicago, IL 60606                                         Nuveen Investments; Managing Director (since January
                                                          2002; formerly Vice President) and Assistant Secretary
                                                          of Nuveen Advisory Corp. and Nuveen institutuional
                                                          Advisory Corp.; Vice President and Assistant Secretary
                                                          of The John Nuveen Company Managing Director (since
                                                          January 2002; formerly Vice President) and Assistant
                                                          Secretary (since September 1999) of Nuveen Senior Loan
                                                          Asset Management Inc.; Chartered Financial Analyst.

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and director of Nuveen Advisory Corp.

(2) Trustees serve an indefinite term until his/her successor is elected.

-----
60

--------------------------------------------------------------------------------
Fund Information
--------------------------------------------------------------------------------
Fund Manager
Nuveen Investment Management
333 West Wacker Drive
Chicago, IL 60606

Legal Counsel
Morgan, Lewis & Bockius LLP
Washington, D.C.


Independent Public Accountants
Arthur Andersen LLP
Chicago, IL

Transfer Agent and Shareholder Services
J.P. Morgan Investor Services Co.
Nuveen Investor Services
P.O. Box 660086
Dallas, Texas 75266-0086
(800) 257-8787

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

Serving
Investors
For Generations

John Nuveen, Sr.
[Photo of John Nuveen Sr. Appears Here]

A 100-Year Tradition of Quality Investments

Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.

Nuveen Investments
333 West Wacker Drive
Chicago, Illinois 60606-1286
www.nuveen.com

NUVEEN Investments

April 26, 2002


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:  Nuveen Multistate Trust II
     811-07875

Dear Sirs:

          Arthur Andersen LLP has represented to the Nuveen Multistate Trust II (composed of Nuveen California Municipal Bond Fund, Nuveen California Insured Municipal Bond Fund, Nuveen Connecticut Municipal Bond Fund, Nuveen Massachusetts Municipal Bond Fund, Nuveen Massachusetts Insured Municipal Bond Fund, Nuveen New Jersey Municipal Bond Fund, Nuveen New York Municipal Bond Fund and Nuveen New York Insured Municipal Bond Fund) (hereinafter collectively referred to as the "Funds") that its audit of the Funds was subject to Arthur Andersen's quality control system for the U.S. accounting and auditing practice to provide reasonable assurance that the engagement was conducted in compliance with professional standards, that there was appropriate continuity of Arthur Andersen personnel working on the audit, and availability of national office consultation.

Very truly yours,

Nuveen Multistate Trust II

/s/ Michael T. Atkinson
-----------------------
Michael T. Atkinson
Vice President

                                                                          Nuveen
                                                                     Investments

Nuveen Municipal Bond Funds

                                           Annual Report dated February 28, 2002

Dependable, tax-free income to help you keep more of what you earn.

[PHOTOS APPEAR HERE]

                                        Nuveen Massachusetts Municipal Bond Fund
                                Nuveen Massachusetts Insured Municipal Bond Fund

Less mail more freedom with online fund reports

There is a new way to receive your Nuveen Fund updates faster than ever. Nuveen now can link you with electronic versions of the important financial information we send you by regular mail.

By registering for online access via the internet, you will be able to view and save the Fund information you currently receive in the mail. This information can be stored on your computer and retrieved any time. In addition, you can select only the specific pages you want to view or print.

With this new service, you'll receive an e-mail notice the moment Fund reports are ready. This notice will contain a link to the report - all you have to do is click your computer mouse on the internet address provided. You'll be saving time, as well as saving your Fund paper, printing and distribution expenses.

Registering for electronic access is easy and only takes a few minutes. (see below)

The e-mail address you provide is strictly confidential and will not be used for anything other than notifications of shareholder information.

And if you decide you don't like receiving your reports electronically, it's a simple process to go back to regular mail delivery.

Sign up today -- here's what you need to do

================================================================================

If your Nuveen Fund dividends are PAID TO YOUR BROKERAGE ACCOUNT, follow the steps outlined below:

1.   Go to www.investordelivery.com

2. Look at the address sheet that accompanied this report. Enter the personal 13-character enrollment number imprinted near your name on the address sheet.

3. You'll be taken to a page with several options. Select the New Enrollment-Create screen. Once there, enter your e-mail address (yourID@providerID.com), and a personal, 4-digit PIN of your choice. (Pick a number that's easy to remember.)

4. Click Submit. Confirm the information you just entered is correct, then click Submit again.

5. You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

6. Use this same process if you need to change your registration information or cancel internet viewing.

If your Nuveen Fund dividends COME DIRECTLY TO YOU FROM NUVEEN, follow the steps outlined below:

1.   Go to www.nuveen.com

2. Select the Access Account tab. Select the E-Report Enrollment section. Click on Enrollment Page.

3. You'll be taken to a screen that asks for your social security number and e-mail address. Fill in this information, then click Enroll.

4. You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

5. Use this same process if you need to change your registration information or cancel internet viewing.


Must be preceded by or accompanied by a prospectus.

Dear Shareholder,

[Photo of Timothy R. Schwertfeger Appears Here]

I am pleased to have this opportunity to report on the recent performance of your Nuveen Fund. During the period covered by this report, your Fund continued to meet its primary objective of providing you with dependable, tax-free income to help you keep more of what you earn. Detailed information on your Fund can be found in the Portfolio Manager Commentary and Fund Spotlight sections later in this report. I urge you to take the time to review these pages. In addition to providing you with high current income exempt from regular federal income taxes, your Nuveen Fund also features several characteristics that can help make it an essential part of your overall investment strategy. These include careful research, constant surveillance and broad trading execution by Nuveen's seasoned portfolio management team, with every action designed to supplement income, improve Fund structure, better adapt to current market conditions or increase diversification. In turbulent times like these, prudent investors understand the importance of diversification, balance, and risk management, all attributes your Nuveen Fund can bring to your portfolio.

As recent events have demonstrated, it's as important as ever to have a broadly diversified portfolio. If you have concerns about whether your portfolio is as diversified as it should be, now might be a good time to talk to your financial advisor. Your advisor can give you more information about specific Nuveen investments as well as give you a prospectus, which you should read carefully before investing or sending money.

Founded in 1898, Nuveen is committed to helping investors preserve and enhance the value of their assets. We believe that the most successful investing encompasses a long-term perspective, a consistently executed investment discipline and the advice of a trusted financial professional.

Thank you for your continued confidence.

Sincerely,

/s/ Tim Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
April 15, 2002

================================================================================

Dear Shareholder
Portfolio Manager's Comments ................................2
Massachusetts Spotlight Page ................................5
Massachusetts Insured Spotlight Page ........................6
Portfolio of Investments ....................................7
Statement of Assets and Liabilities ........................13
Statement of Operations ....................................14
Statement of Changes in Net Assets .........................15
Notes to Financial Statements ..............................16
Financial Highlights .......................................21
Report of Independent Public Accountants ...................23
Trustees and Officers ......................................26
Fund Information ...........................................29

                             Annual Report | Page 1

--------------------------------------------------------------------------------
Portfolio Manager's Comments

Tom Futrell, Portfolio Manager

Nuveen Massachusetts and Massachusetts Insured Municipal Bond Funds
================================================================================
Q. What market environment did the funds experience during the last 12 months?
A. Municipal investments continued to enjoy strong performance. As the economy deteriorated throughout the year--a process speeded by the September 11 terrorist attacks--the Federal Reserve was prompted to aggressively lower interest rates. By year's end, the Fed had decreased rates to their lowest levels in more than 40 years. This low-interest-rate environment, coupled with continued modest inflation, helped boost the prices of older bonds offering higher coupon payments.

Municipal bonds were in demand during the period. According to the Investment Company Institute, investors bought $11.5 billion of municipal bond funds in 2001, compared to the $14 billion that were redeemed the previous year. The supply of municipal securities, meanwhile, kept up with this demand. A record $343 billion of new bonds were issued during 2001, 43 percent more than in the previous year. The increased supply stemmed in part from the economic slowdown, which forced many states and municipalities to rely on debt to finance essential projects--as opposed to a pay-as-you-go strategy, which is usually more feasible when government coffers are flush.

These budgetary pressures were certainly felt in Massachusetts, which saw its tax revenues decline by 7 percent in 2001. Meanwhile, expensive construction projects such as Boston's Big Dig continued, putting further stress on the state's finances. Yet despite weak pockets, Massachusetts's economy kept pace with that of other states and weathered the economic downturn reasonably well. Solid demand for Massachusetts municipal bonds matched an increase in supply of 4 percent in 2001 over the previous year's total.

Q. How did the funds perform during the fiscal year ended February 28, and what factors influenced the funds' returns?
A. The Massachusetts Municipal Bond Fund returned 5.86 percent for the one year period ended February 28, 2002 (Class A shares at net asset value), a result that was in line with the Lipper Massachusetts Municipal Debt Funds1 category average, which returned 5.72 percent during the same time period. The Massachusetts Insured Municipal Bond Fund outperformed that same peer group, returning 5.67 percent (Class A shares at net asset value).

As an additional point of comparison, both funds underperformed the Lehman Brothers Municipal Bond Index/2/, which measures municipal bond performance nationwide and returned 6.84 percent during the period.

One factor that influenced performance in both funds--and especially in the Massachusetts Municipal Bond Fund--was a sizeable weighting in healthcare bonds, which were among the best performers in the municipal marketplace during the last 12 months. As of the end of the period, the noninsured fund's portfolio was 19 percent invested in healthcare bonds, while 13 percent of the insured fund's portfolio was invested in that sector. Also helping performance was our decision to invest in attractively valued longer-duration bonds to replace holdings that matured or otherwise left the portfolios.

Q. What strategies were underlying your management of the funds during the year?
A. We continued to follow Nuveen's overall value-oriented management strategy. Such a strategy leads us to potentially undervalued securities, for instance, those we want to buy because we believe their credit rating may be lower

The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

1 For the Nuveen Massachusetts Municipal Bond Fund and the Nuveen Massachusetts Insured Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 56 funds in the Lipper Massachusetts Municipal Debt Funds category for the fiscal year ended February 28, 2002. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

2 The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

                             Annual Report | Page 2
than deserved. Similarly, we look to sell those securities we believe may be overvalued.

In the Nuveen Massachusetts Municipal Bond Fund, our trading activity was relatively modest. We focused on keeping the fund fully invested and sought opportunities in areas of the economy we thought could improve overall total returns. For example, we invested in some healthcare bonds, which, as previously mentioned, were strong performers during the past 12 months. In late 2001 we bought some bonds issued by the Massachusetts Health and Educational Facilities Authority for Cape Cod Healthcare, Inc., a sole community provider consisting of a hospital and two nursing homes in Hyannis. Nuveen Research determined that this nonrated bond offered strong value potential, encouraging us to invest in it. Besides focusing on the healthcare sector, we also found value opportunities in some federally insured housing bonds as well as in high-quality tax-backed securities, which we believed offered attractive yields.

In the Nuveen Massachusetts Insured Municipal Bond Fund, meanwhile, we looked primarily to bonds with maturities between 15 and 20 years, an area of the yield curve we thought may provide fund shareholders with the greatest future value. Yield spreads in this maturity range were extremely tight compared to those of shorter bonds, and we thought the longer bonds would benefit if spreads eventually returned to historical norms. In particular, we looked to "cushion bonds," bonds with relatively high coupon payments, that because of an early call date, are less sensitive to interest-rate changes. For example, we initiated a purchase in bonds issued by the Massachusetts Development Finance Authority for the SEMASS Partnership Facility in southeastern Massachusetts. The issuer is a plant that converts waste to energy. Nuveen Research had followed this issue for years and determined that the facility's strong operating history and long-term contracts with Commonwealth Electric made it a compelling investment.

Q. What is your outlook for the municipal market?

A. We envision that municipal bond supply will increase again in 2002. We also anticipate that the rest of the year will bring slow economic growth, a situation that would pressure the budgets of states and municipalities and would likely lead them to issue more debt to fund needed projects. We think this added supply will be found in Massachusetts as well as elsewhere; if so, we expect to have a wide variety of attractive bond issues from which to select during the coming months.

                               Morningstar Ratings
                                  as of 2/28/02

                  Nuveen Massachusetts Municipal Bond Fund /1,2/
                 Overall rating among 1,651 municipal bond funds
                                       ****

              Nuveen Massachusetts Insured Municipal Bond Fund /1,3/
                 Overall rating among 1,651 municipal bond funds
                                       ****

1 For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associate with its three, five and ten-year (if applicable) Morningstar Rating metrics.

2 The Nuveen Massachusetts Municipal Bond Fund was rated against the following numbers of U.S.-domiciled Municipal Bond funds over the following time periods:
1,651 funds in the last three years and 1,495 funds in the last five years. With respect to these Municipal Bond funds, the Nuveen Massachusetts Municipal Bond Fund received a Morningstar Rating of four stars for the three and five-year periods, respectively. Past performance is no guarantee of future results. Morningstar Rating is for the A share class only; other classes may have different performance characteristics.

3 The Nuveen Massachusetts Insured Municipal Bond Fund was rated against the following numbers of U.S.-domiciled Municipal Bond funds over the following time periods: 1,651 funds in the last three years and 1,495 funds in the last five years. With respect to these Municipal Bond funds, the Nuveen Massachusetts Insured Municipal Bond Fund received a Morningstar Rating of four stars for the three and five-year periods, respectively. Past performance is no guarantee of future results. Morningstar Rating is for the A share class only; other classes may have different performance characteristics.

                             Annual Report | Page 3

--------------------------------------------------------------------------------
On the other hand, slow economic growth could encourage the Fed to change course and raise interest rates down the road. Such a shift in interest-rate policy could push municipal bond yields higher, particularly with respect to shorter-maturity bonds, which are especially sensitive to Fed rate adjustments. This would put downward pressure on bond prices.

No matter what happens in the broad municipal market, however, we expect to continue doing what we've been doing. That is, stick to our value-oriented investing philosophy, and stay focused on identifying strong-performing municipal investments that may, over time, reward the funds' shareholders.
================================================================================
Nuveen Massachusetts Municipal Bond Fund Growth of an Assumed
$10,000 Investment*

                         [Mountain Chart Appears Here]

      Lehman Brothers           Nuveen Massachusetts        Nuveen Massachusetts
      Municipal Bond              Municipal Bond               Municipal Bond
           Index                    Fund (NAV)                  Fund (Offer)

2/92      10,000                      10,000                        9,580
2/94      12,005                      12,043                       11,537
2/96      13,583                      13,410                       12,847
2/98      15,776                      15,082                       14,448
2/00      16,395                      15,335                       14,691
2/02      19,680                      17,912                       17,160

         _______ Nuveen Massachusetts Municipal Bond Fund (Offer) $17,160

         _______ Nuveen Massachusetts Municipal Bond Fund (NAV) $17,912

         _______ Lehman Brothers Municipal Bond Index $19,680


Nuveen Massachusetts Insured Municipal Bond Fund Growth of an Assumed $10,000 Investment*

                         [Mountain Chart Appears Here]


      Lehman Brothers           Nuveen Massachusetts       Nuveen Massachusetts
      Municipal Bond           Insured Municipal Bond     Insured Municipal Bond
           Index                    Fund (NAV)                  Fund (Offer)

2/92      10,000                      10,000                         9,580
2/94      12,005                      11,968                        11,466
2/96      13,583                      13,308                        12,749
2/98      15,776                      14,819                        14,197
2/00      16,395                      15,114                        14,479
2/02      19,680                      17,716                        16,972

    _______ Nuveen Massachusetts Insured Municipal Bond Fund (Offer) $16,972

    _______ Nuveen Massachusetts Insured Municipal Bond Fund (NAV) $17,716

    _______ Lehman Brothers Municipal Bond Index $19,680
--------------------------------------------------------------------------------
     The graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

     . The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return at offer depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

                             Annual Report | Page 4

--------------------------------------------------------------------------------
Fund Spotlight as of 2/28/02            Nuveen Massachusetts Municipal Bond Fund
================================================================================
Quick Facts

                             A Shares     B Shares     C Shares      R Shares
-----------------------------------------------------------------------------
NAV                             $9.75        $9.77        $9.69         $9.73
-----------------------------------------------------------------------------
CUSIP                       67065N845    67065N837    67065N829     67065N811
-----------------------------------------------------------------------------
Latest Dividend/1/            $0.0395      $0.0335      $0.0350       $0.0410
-----------------------------------------------------------------------------
Inception Date                   9/94         3/97        10/94         12/86
-----------------------------------------------------------------------------

Annualized Total Returns as of 2/28/02/2/

A Shares                               NAV       Offer
1-Year                                5.86%      1.46%
------------------------------------------------------
5-Year                                4.99%      4.10%
------------------------------------------------------
10-Year                               6.00%      5.55%
------------------------------------------------------

B Shares                           w/o CDSC     w/CDSC
1-Year                                4.96%      0.96%
------------------------------------------------------
5-Year                                4.25%      4.08%
------------------------------------------------------
10-Year                               5.39%      5.39%
------------------------------------------------------

C Shares                               NAV
1-Year                                5.20%
------------------------------------------------------
5-Year                                4.44%
------------------------------------------------------
10-Year                               5.30%
------------------------------------------------------

R Shares                               NAV
1-Year                                5.96%
------------------------------------------------------
5-Year                                5.19%
------------------------------------------------------
10-Year                               6.21%
------------------------------------------------------

Tax-Free Yields

A Shares                               NAV       Offer
SEC 30-Day Yield                      4.02%      3.85%
------------------------------------------------------
Taxable-Equivalent Yield/3/           6.05%      5.79%
------------------------------------------------------

B Shares                               NAV
SEC 30-Day Yield                      3.29%
------------------------------------------------------
Taxable-Equivalent Yield/3/           4.95%
------------------------------------------------------

C Shares                               NAV
SEC 30-Day Yield                      3.48%
------------------------------------------------------
Taxable-Equivalent Yield/3/           5.23%
------------------------------------------------------

R Shares                               NAV
SEC 30-Day Yield                      4.23%
------------------------------------------------------
Taxable-Equivalent Yield/3/           6.36%
------------------------------------------------------

Annualized Total Returns as of 12/31/01/2/

A Shares                               NAV       Offer
1-Year                                4.83%      0.47%
------------------------------------------------------
5-Year                                4.76%      3.87%
------------------------------------------------------
10-Year                               5.84%      5.39%
------------------------------------------------------

B Shares                           w/o CDSC     w/CDSC
1-Year                                4.16%      0.17%
------------------------------------------------------
5-Year                                4.05%      3.88%
------------------------------------------------------
10-Year                               5.24%      5.24%
------------------------------------------------------

C Shares                               NAV
1-Year                                4.27%
------------------------------------------------------
5-Year                                4.18%
------------------------------------------------------
10-Year                               5.14%
------------------------------------------------------

R Shares                               NAV
1-Year                                5.03%
------------------------------------------------------
5-Year                                4.98%
------------------------------------------------------
10-Year                               6.06%
------------------------------------------------------

Portfolio Statistics

Fund Net Assets ($000)                        $102,113
------------------------------------------------------
Average Effective Maturity (Years)               21.79
------------------------------------------------------
Average Duration                                  7.46
------------------------------------------------------

Top Five Sectors/4/

Healthcare                                         19%
------------------------------------------------------
Housing (Multifamily)                              15%
------------------------------------------------------
Long-Term Care                                     15%
------------------------------------------------------
Tax Obligation (General)                           14%
------------------------------------------------------
Education and Civic Organizations                  11%
------------------------------------------------------
[Pie Chart Appears Here]

Bond Credit Quality/4/

AAA/U.S. Guaranteed           50%
AA                            19%
A                             15%
BBB                           13%
NR                             3%
--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

 1 Paid March 1, 2002. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2002.

 2 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total returns.

 3 Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 33.5%.

 4 As a percentage of total bond holdings as of February 28, 2002. Holdings are subject to change.


                             Annual Report | Page 5

--------------------------------------------------------------------------------
Fund Spotlight as of 2/28/02    Nuveen Massachusetts Insured Municipal Bond Fund
================================================================================
Quick Facts

                          A Shares       B Shares       C Shares      R Shares
------------------------------------------------------------------------------
NAV                         $10.36         $10.37         $10.35        $10.38
------------------------------------------------------------------------------
CUSIP                    67065N795      67065N787      67065N779     67065N761
------------------------------------------------------------------------------
Latest Dividend/1/         $0.0410        $0.0345        $0.0360       $0.0425
------------------------------------------------------------------------------
Latest Capital Gain/2/     $0.0181        $0.0181        $0.0181       $0.0181
------------------------------------------------------------------------------
Inception Date                9/94           3/97           9/94         12/86
------------------------------------------------------------------------------

Annualized Total Returns as of 2/28/02/3/

A Shares                               NAV        Offer
1-Year                                5.67%       1.25%
-------------------------------------------------------
5-Year                                5.06%       4.15%
-------------------------------------------------------
10-Year                               5.89%       5.44%
-------------------------------------------------------

B Shares                           w/o CDSC      w/CDSC
1-Year                                4.87%       0.87%
-------------------------------------------------------
5-Year                                4.28%       4.12%
-------------------------------------------------------
10-Year                               5.29%       5.29%
-------------------------------------------------------

C Shares                               NAV
1-Year                                5.17%
-------------------------------------------------------
5-Year                                4.50%
-------------------------------------------------------
10-Year                               5.21%
-------------------------------------------------------

R Shares                               NAV
1-Year                                5.95%
-------------------------------------------------------
5-Year                                5.28%
-------------------------------------------------------
10-Year                               6.13%
-------------------------------------------------------

Tax-Free Yields

A Shares                               NAV        Offer
-------------------------------------------------------
SEC 30-Day Yield                      3.60%       3.45%
-------------------------------------------------------
Taxable-Equivalent Yield/4/           5.41%       5.19%
-------------------------------------------------------

B Shares                               NAV
SEC 30-Day Yield                      2.85%
-------------------------------------------------------
Taxable-Equivalent Yield/4/           4.29%
-------------------------------------------------------

C Shares                               NAV
SEC 30-Day Yield                      3.05%
-------------------------------------------------------
Taxable-Equivalent Yield/4/           4.59%
-------------------------------------------------------

R Shares                               NAV
SEC 30-Day Yield                      3.79%
-------------------------------------------------------
Taxable-Equivalent Yield/4/           5.70%
-------------------------------------------------------

Annualized Total Returns as of 12/31/01/3/

A Shares                               NAV        Offer
1-Year                                4.15%      -0.23%
-------------------------------------------------------
5-Year                                4.66%       3.75%
-------------------------------------------------------
10-Year                               5.64%       5.18%
-------------------------------------------------------

B Shares                           w/o CDSC      w/CDSC
1-Year                                3.36%      -0.60%
-------------------------------------------------------
5-Year                                3.87%       3.70%
-------------------------------------------------------
10-Year                               5.05%       5.05%
-------------------------------------------------------

C Shares                               NAV
1-Year                                3.55%
-------------------------------------------------------
5-Year                                4.08%
-------------------------------------------------------
10-Year                               4.96%
-------------------------------------------------------

R Shares                               NAV
1-Year                                4.32%
-------------------------------------------------------
5-Year                                4.86%
-------------------------------------------------------
10-Year                               5.89%
-------------------------------------------------------

Portfolio Statistics

Fund Net Assets ($000)                          $81,202
-------------------------------------------------------
Average Effective Maturity (Years)                21.99
-------------------------------------------------------
Average Duration                                   6.75
-------------------------------------------------------

Bond Credit Quality/5/

The Fund features a portfolio of primarily investment-grade, long-term municipal securities. These securities are covered by insurance, guaranteeing the timely payment of principal and interest, or by an escrow or trust account containing enough U.S. government or U.S. government agency securities to ensure timely payment of principal and interest.

[Pie Chart Appears Here]

Insured/U.S. Guaranteed              6%
U.S. Guaranteed                      2%
Insured                             92%
--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

 1 Paid March 1, 2002. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2002.

 2 Paid December 3, 2001. Capital gains and/or ordinary income distributions are subject to federal taxation.

 3 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total returns.

 4 Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 33.5%.

 5 As a percentage of total bond holdings as of February 28, 2002. Holdings are subject to change. Insurance or escrow does not guarantee the market value of municipal securities or the value of the Fund's shares.

                             Annual Report | Page 6

Portfolio of Investments
NUVEEN MASSACHUSETTS MUNICIPAL BOND FUND
February 28, 2002


   Principal                                                               Optional Call                 Market
Amount (000) Description                                                     Provisions* Ratings**        Value
---------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 9.5%

   $  3,000  Massachusetts Development Finance Agency, Revenue Bonds,     3/09 at 101.00         A $  2,952,300
              Curry College 1999 Issue, Series A, 5.500%, 3/01/29

      2,000  Massachusetts Development Finance Agency, Revenue Bonds,     1/10 at 101.00       BBB    2,099,500
              Massachusetts College of Pharmacy and Allied Health
              Sciences Issue, 1999 Series B, 6.625%, 7/01/20

      1,000  Massachusetts Health and Educational Facilities Authority,     No Opt. Call       AA-    1,096,020
              Revenue Bonds, Boston College Issue, Series K, 5.375%,
              6/01/14

      1,000  Massachusetts Health and Educational Facilities Authority,   7/02 at 102.00       AAA    1,033,540
              Revenue Bonds, Suffolk University Issue, Series B, 6.350%,
              7/01/22

         30  Massachusetts Health and Educational Facilities Authority,   7/02 at 101.00       AAA       30,717
              Revenue Bonds, Boston College Issue, Series J, 6.625%,
              7/01/21

      2,290  Massachusetts Industrial Finance Agency, Revenue and         7/05 at 102.00       AAA    2,510,985
              Refunding Bonds (Lesley College Project), 1995 Series A,
              6.300%, 7/01/25
---------------------------------------------------------------------------------------------------------------
             Healthcare - 18.5%

        500  Massachusetts Health and Educational Facilities Authority,   7/02 at 101.00       N/R      501,370
              Revenue Bonds (Cardinal Cushing General Hospital), Series
              1989, 8.875%, 7/01/18

        750  Massachusetts Health and Educational Facilities Authority,   7/02 at 102.00       AAA      775,538
              Revenue Bonds, New England Medical Center Hospitals Issue,
              Series F, 6.625%, 7/01/25

      1,000  Massachusetts Health and Educational Facilities Authority,   7/03 at 102.00       AAA    1,030,250
              Revenue Bonds, Lahey Clinic Medical Center Issue, Series
              B, 5.625%, 7/01/15

      2,500  Massachusetts Health and Educational Facilities Authority,   2/04 at 102.00       Aa2    2,731,775
              Revenue Refunding Bonds (FHA-Insured Project), Youville
              Hospital Issue, Series B, 6.000%, 2/15/25

      1,500  Massachusetts Health and Educational Facilities Authority,   7/08 at 101.00       AAA    1,391,775
              Revenue Bonds, Harvard Pilgrim Healthcare Issue, Series A,
              4.750%, 7/01/22

      3,000  Massachusetts Health and Educational Facilities Authority,   7/10 at 101.00       BBB    3,098,190
              Revenue Bonds, Winchester Hospital Issue, Series E,
              6.750%, 7/01/30

      2,785  Massachusetts Health and Educational Facilities Authority,   7/11 at 101.00       AA-    2,844,627
              Revenue Bonds, Partners Healthcare System Issue, Series C,
              5.750%, 7/01/32

      1,710  Massachusetts Health and Educational Facilities Authority,   7/08 at 102.00       AAA    1,676,416
              Revenue Bonds, Caregroup Issue, Series A, 5.000%, 7/01/25

      3,000  Massachusetts Health and Educational Facilities Authority,  11/11 at 101.00        AA    2,957,100
              Revenue Bonds (Cape Cod Healthcare Inc.), Series 2001C,
              5.250%, 11/15/31

      1,000  Massachusetts Health and Educational Facilities Authority,   1/12 at 101.00        A-      984,310
              Revenue Bonds (Covenant Health Systems Obligated Group),
              Series 2002, 6.000%, 7/01/31

      1,000  Massachusetts Health and Educational Facilities Authority,   8/12 at 100.00       AAA    1,005,660
              Revenue Bonds (Dartmouth-Hitchcock Obligated Group),
              Series 2002, 5.125%, 8/01/22
---------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 15.4%

        900  Boston-Mount Pleasant Housing Development Corporation,       8/02 at 102.00       AAA      922,500
              Massachusetts, Multifamily Housing Refunding Revenue
              Bonds, Series 1992A, 6.750%, 8/01/23

      1,115  Framingham Housing Authority, Massachusetts, Refunding       8/10 at 105.00       AAA    1,224,136
              Revenue Bonds (GNMA Collateralized - Beaver Terrace
              Apartments Project), Series 2000A, 6.350%, 2/20/32

      3,000  Massachusetts Development Finance Agency, Assisted Living   12/09 at 102.00       N/R    3,035,460
              Revenue Bonds (Prospect House Apartments), Series 1999,
              7.000%, 12/01/31 (Alternative Minimum Tax)

      2,000  Massachusetts Development Finance Agency, Assisted Living    6/11 at 105.00       AAA    2,231,080
              Facility Revenue Bonds (GNMA Collateralized - Haskell
              House on Parker Hill Project), Series 2000A, 6.500%,
              12/20/41 (Alternative Minimum Tax)

      3,700  Massachusetts Housing Finance Agency, Housing Project        4/03 at 102.00        A+    3,922,333
              Revenue Bonds, Series 1993A Refunding, 6.375%, 4/01/21

      1,000  Massachusetts Housing Finance Agency, Residential           11/02 at 102.00       AAA    1,029,270
              Development Bonds (Section 8 Assisted), 1992 Series E,
              6.250%, 11/15/14

--------------------------------------------------------------------------------
7

Portfolio of Investments
NUVEEN MASSACHUSETTS MUNICIPAL BOND FUND (continued)
February 28, 2002

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Housing/Multifamily (continued)

   $  1,000  Massachusetts Housing Finance Agency, Residential             5/02 at 102.00       AAA $  1,022,880
              Development Bonds, 1992 Series D, 6.875%, 11/15/21

      1,000  Massachusetts Industrial Finance Agency, Revenue Refunding    1/08 at 102.00       AAA    1,045,100
              Bonds (FHA-Insured Mortgage Loan -  Hudner Associates
              Projects), 5.650%, 1/01/22

      1,250  Somerville Housing Authority, Massachusetts, Mortgage         5/02 at 100.00       AAA    1,257,875
              Revenue Bonds (GNMA Collateralized - Clarendon Hill Towers
              Project), Series 1990, 7.950%, 11/20/30
----------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 2.0%

      2,000  Massachusetts Housing Finance Agency, Single Family           6/10 at 100.00        AA    2,015,620
              Mortgage Bonds, Series 84, 5.550%, 12/01/31 (Alternative
              Minimum Tax)
----------------------------------------------------------------------------------------------------------------
             Long-Term Care - 15.0%

      1,790  Massachusetts Development Finance Agency, Revenue Bonds,      9/09 at 102.00        AA    1,852,919
              May Institute Issue, Series 1999, 5.750%, 9/01/24

      2,900  Massachusetts Development Finance Agency, Revenue Bonds,      8/09 at 101.00         A    3,026,527
              Northern Berkshire Community Services, Inc. Issue, 1999
              Series A, 6.250%, 8/15/29

        885  Massachusetts Health and Educational Facilities Authority,    7/03 at 102.00       AAA      915,081
              Revenue Bonds, Cable Housing and Health Services Issue,
              Series A, 5.625%, 7/01/13

      3,285  Massachusetts Health and Educational Facilities Authority,    2/07 at 102.00       Aa2    3,785,240
              Revenue Refunding Bonds (FHA-Insured Project), Youville
              Hospital Issue, Series A, 6.250%, 2/15/41

        355  Massachusetts Industrial Finance Agency, Assisted Living      8/08 at 105.00       AAA      376,790
              Facility Revenue Bonds (GNMA Collateralized - TNG Draper
              Place Project), Series 1998, 5.400%, 8/20/12 (Alternative
              Minimum Tax)

      2,020  Massachusetts Industrial Finance Agency, Assisted Living      6/09 at 102.00       AAA    2,033,574
              Facility Revenue Bonds (GNMA Collateralized - The Arbors
              at Taunton Project), Series 1999, 5.500%, 6/20/40
              (Alternative Minimum Tax)

      2,500  Massachusetts Industrial Finance Agency, Healthcare           5/07 at 102.00        A+    2,434,950
              Facilities Revenue Bonds (Jewish Geriatric Services Inc.
              Obligated Group), Series 1997B, 5.500%, 5/15/27

        895  Massachusetts Industrial Finance Agency, Revenue Bonds        2/06 at 102.00       AAA      931,301
              (FHA-Insured Project), Heights Crossing Limited
              Partnership Issue, Series 1995, 6.000%, 2/01/15
              (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 14.4%

        490  Town of Barnstable, Massachusetts, General Obligation         9/04 at 102.00        AA      542,553
              Bonds, 5.750%, 9/15/14

      1,090  Town of Brookline, Massachusetts, General Obligation Bonds,   4/10 at 101.00       Aaa    1,162,027
              Series 2000, 5.375%, 4/01/17

             Town of Deerfield, Massachusetts, General Obligation School
             Bonds of 1992 (School Project Loan Act of 1948)
             (Bank-Qualified Unlimited Tax):
        420   6.200%, 6/15/09                                              6/02 at 102.00        A1      434,162
        415   6.250%, 6/15/10                                              6/02 at 102.00        A1      428,994

      1,145  Town of Falmouth, Massachusetts, General Obligation Bonds,    2/12 at 101.00        AA    1,163,767
              Series 2002, 5.000%, 2/01/19

        750  City of Holyoke, Massachusetts, General Obligation           11/02 at 102.00      BBB+      788,963
              Refunding Bonds, 7.000%, 11/01/08

      1,335  Marlborough, Massachusetts, General Obligation Bonds,         6/09 at 101.00       Aaa    1,366,065
              Series 1999, 5.125%, 6/15/19

      2,500  Massachusetts Bay Transportation Authority, General             No Opt. Call       AAA    3,111,700
              Transportation System Bonds, 1991 Series A, 7.000%, 3/01/21

        600  Massachusetts Bay Transportation Authority, General           3/07 at 101.00        AA      588,498
              Transportation System Bonds, 1997 Series D, 5.000%, 3/01/27

      1,250  Commonwealth of Massachusetts, General Obligation Bonds       2/10 at 101.00       AAA    1,441,725
              (Consolidated Loan), 2000 Series A, 6.000%, 2/01/14

      1,490  Northbridge, Massachusetts, General Obligation Bonds,         2/12 at 101.00       AAA    1,565,781
              Series 2002, 5.250%, 2/15/18

      1,005  City of Taunton, Massachusetts, General Obligation Bonds        No Opt. Call         A    1,061,551
              (Electric Loan Act of 1969), 8.000%, 2/01/03

      1,000  City of Worcester, Massachusetts, General Obligation Bonds,   8/02 at 102.00        A-    1,039,400
              6.000%, 8/01/04
----------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 0.9%

        800  Massachusetts Industrial Finance Agency, Library Revenue      1/05 at 102.00       AAA      904,376
              Bonds (Malden Public Library Project), Series 1994,
              7.250%, 1/01/15

--------------------------------------------------------------------------------
8

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Transportation - 6.4%

   $  1,950  Massachusetts Port Authority, Special Facilities Revenue      1/11 at 101.00       AAA $  1,883,954
              Bonds (Delta Air Lines Inc. Project), Series 2001A,
              5.000%, 1/01/27 (Alternative Minimum Tax)

             Massachusetts Turnpike Authority, Metropolitan Highway
              System Revenue Bonds, 1997 Series A (Senior):
     10,000   0.000%, 1/01/29                                                No Opt. Call       AAA    2,380,100
      2,320   5.000%, 1/01/37                                              1/07 at 102.00       AAA    2,229,311
----------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 9.2%

             City of Attleboro, Massachusetts, General Obligation Bonds:
        450   6.250%, 1/15/10 (Pre-refunded to 1/15/03)                    1/03 at 102.00     A3***      477,671
        450   6.250%, 1/15/11 (Pre-refunded to 1/15/03)                    1/03 at 102.00     A3***      477,671

         30  City of Haverhill, Massachusetts, General Obligation Bonds      No Opt. Call    BBB***       30,600
              (Municipal Purpose Loan of 1991), 7.500%, 10/15/11

        250  City of Holyoke, Massachusetts, General Obligation Bonds,     6/02 at 103.00       AAA      262,455
              8.150%, 6/15/06 (Pre-refunded to 6/15/02)

        250  Massachusetts Bay Transportation Authority, Certificates of  12/06 at 100.00     A+***      303,480
              Participation, Series 1988, 7.800%, 1/15/14 (Pre-refunded
              to 12/22/06)

        500  Massachusetts Health and Educational Facilities Authority,    9/02 at 102.00       AAA      523,210
              Revenue Refunding Bonds, Worcester Polytechnic Institute
              Issue, Series E, 6.625%, 9/01/17 (Pre-refunded to 9/01/02)

      2,000  Massachusetts Health and Educational Facilities Authority,      No Opt. Call       AAA    2,107,600
              Revenue Bonds (FHA-Insured Project), Malden Hospital
              Issue, Series A, 5.000%, 8/01/16

        700  Massachusetts Health and Educational Facilities Authority,    7/06 at 100.00       Aaa      762,496
              Revenue Bonds (Daughters of Charity National Health System
              - The Carney Hospital), Series D, 6.100%, 7/01/14
              (Pre-refunded to 7/01/06)

      1,000  Massachusetts Health and Educational Facilities Authority,   11/02 at 102.00       Aaa    1,056,060
              Revenue Bonds, MetroWest Health, Inc. Issue, Series C,
              6.500%, 11/15/18 (Pre-refunded to 11/15/02)

        290  Massachusetts Health and Educational Facilities Authority,    7/08 at 102.00       AAA      295,217
              Revenue Bonds, Caregroup Issue, Series A, 5.000%, 7/01/25

        635  Massachusetts Port Authority, Revenue Bonds, Series 1982,     7/02 at 100.00       AAA      988,339
              13.000%, 7/01/13

      1,050  Massachusetts Industrial Finance Agency, Revenue Bonds,       7/02 at 102.00       AAA    1,091,381
              Merrimack College Issue, Series 1992, 7.125%, 7/01/12
              (Pre-refunded to 7/01/02)

      1,000  City of Springfield, Massachusetts, General Obligation        9/02 at 102.00   Baa3***    1,048,550
              School Bonds (Project Loan Act of 1948), Series B, 7.100%,
              9/01/11 (Pre-refunded to 9/01/02)
----------------------------------------------------------------------------------------------------------------
             Utilities - 6.7%

      1,700  Massachusetts Development Finance Agency, Resource Recovery  12/08 at 102.00       BBB    1,359,166
              Revenue Bonds (Ogden Haverhill Project), Series 1998B,
              5.500%, 12/01/19 (Alternative Minimum Tax)

      1,000  Massachusetts Development Finance Agency, Resource Recovery   1/12 at 101.00       AAA    1,090,459
              Revenue Bonds (SEMASS System), 2001 Series A, 5.625%,
              1/01/16

      5,420  Massachusetts Industrial Finance Agency, Resource Recovery   12/08 at 102.00       BBB    4,363,262
              Revenue Refunding Bonds (Ogden Haverhill Project), Series
              1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------
   $104,945  Total Investments (cost $96,809,327) - 98.0%                 --------------- ---------  100,113,253
------------ -----------------------------------------------------------                            ------------
             Short-Term Investments - 1.5%

   $  1,500  Massachusetts Health and Educational Facilities Authority,                      VMIG-1    1,500,000
------------  Revenue Bonds (Capital Asset Program), Variable Rate
              Demand Bonds, Series E, 1.350%, 1/01/35+
             --------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 0.5%                                                        499,929
             --------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $102,113,182
             --------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
9

Portfolio of Investments
NUVEEN MASSACHUSETTS INSURED MUNICIPAL BOND FUND
February 28, 2002


   Principal                                                               Optional Call                Market
Amount (000) Description                                                     Provisions* Ratings**       Value
--------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 13.5%

     $ 1,600 Massachusetts Health and Educational Facilities Authority,  10/02 at 102.00       AAA $ 1,676,288
              Revenue Bonds, Northeastern University Issue, Series E,
              6.550%, 10/01/22

       1,000 Massachusetts Health and Educational Facilities Authority,  10/02 at 100.00       AAA   1,018,820
              Revenue Bonds, Boston University Issue, Series M, 6.000%,
              10/01/22

          30 Massachusetts Health and Educational Facilities Authority,   7/02 at 101.00       AAA      30,717
              Revenue Bonds, Boston College Issue, Series J, 6.625%,
              7/01/21

       1,300 Massachusetts Health and Educational Facilities Authority,  10/08 at 101.00       AAA   1,224,912
              Revenue Bonds, Brandeis University Issue, Series I,
              4.750%, 10/01/28

       1,030 Massachusetts Health and Educational Facilities Authority,   7/02 at 102.00       AAA   1,064,526
              Revenue Bonds, Bentley College Issue, Series I, 6.125%,
              7/01/17

       2,000 Massachusetts Health and Educational Facilities Authority,  10/09 at 101.00       AAA   1,974,840
              Revenue Bonds, Northeastern University Issue, Series I,
              5.000%, 10/01/29

       1,000 Massachusetts Industrial Finance Agency, Revenue Bonds,      3/06 at 102.00       AAA   1,035,890
              College of the Holy Cross 1996 Issue, 5.500%, 3/01/20

         420 Massachusetts Industrial Finance Agency, Revenue Bonds,     10/05 at 102.00       AAA     465,196
              Babson College Issue, Series 1995A, 5.800%, 10/01/10

       2,470 Massachusetts Industrial Finance Agency, Revenue Bonds,      7/08 at 102.00       AAA   2,441,323
              Western New England College Issue, Series 1998, 5.000%,
              7/01/28
--------------------------------------------------------------------------------------------------------------
             Healthcare - 12.5%

       1,500 Massachusetts Health and Educational Facilities Authority,   7/02 at 102.00       AAA   1,551,075
              Revenue Bonds, New England Medical Center Hospitals Issue,
              Series F, 6.625%, 7/01/25

       1,700 Massachusetts Health and Educational Facilities Authority,   7/03 at 102.00       AAA   1,751,425
              Revenue Bonds, Lahey Clinic Medical Center Issue, Series
              B, 5.625%, 7/01/15

       1,000 Massachusetts Health and Educational Facilities Authority,   7/06 at 102.00       AAA   1,052,860
              Revenue Bonds, Baystate Medical Center Issue, Series E,
              6.000%, 7/01/26

          75 Massachusetts Health and Educational Facilities Authority,     No Opt. Call       AAA      75,945
              Revenue Bonds (Capital Asset Program), Series G2, 7.200%,
              7/01/09

         505 Massachusetts Health and Educational Facilities Authority,   7/02 at 102.00       AAA     521,948
              Revenue Bonds, South Shore Hospital Issue, Series D,
              6.500%, 7/01/22

       1,705 Massachusetts Health and Educational Facilities Authority,   7/08 at 102.00       AAA   1,671,514
              Revenue Bonds, Caregroup Issue, Series A, 5.000%, 7/01/25

       1,000 Massachusetts Health and Educational Facilities Authority,   8/12 at 100.00       AAA   1,005,660
              Revenue Bonds (Dartmouth-Hitchcock Obligated Group),
              Series 2002, 5.125%, 8/01/22

       2,290 Puerto Rico Industrial, Tourist, Educational, Medical and    1/05 at 102.00       AAA   2,523,649
              Environmental Control Facilities Financing Authority,
              Hospital Revenue Bonds (Hospital Auxilio Mutuo Obligated
              Group Project), 1995 Series A, 6.250%, 7/01/16
--------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 21.5%

       2,000 Massachusetts Development Finance Agency, Assisted Living    9/10 at 105.00       AAA   2,388,400
              Facility Revenue Bonds (GNMA Collateralized - The
              Monastery at West Springfield Project), Series 1999A,
              7.625%, 3/20/41 (Alternative Minimum Tax)

       2,500 Massachusetts Development Finance Agency, Assisted Living   10/11 at 105.00       AAA   2,884,650
              Revenue Bonds (GNMA Collateralized - VOA Concord Inc.
              Project), Series 2000A, 6.900%, 10/20/41 (Alternative
              Minimum Tax)

       2,800 Massachusetts Development Finance Agency, Assisted Living    6/11 at 105.00       AAA   3,123,512
              Facility Revenue Bonds (GNMA Collateralized - Haskell
              House on Parker Hill Project), Series 2000A, 6.500%,
              12/20/41 (Alternative Minimum Tax)

       2,500 Massachusetts Development Finance Agency, Assisted Living    3/12 at 105.00       AAA   2,647,475
              Facility Revenue Bonds (GNMA Collateralized - The Arbors
              at Chicopee Project), Series 2001A, 6.250%, 9/20/42
              (Alternative Minimum Tax)

       1,500 Massachusetts Housing Finance Agency, Housing Development    6/08 at 101.00       AAA   1,521,330
              Bonds, 1998 Series A, 5.375%, 6/01/16 (Alternative Minimum
              Tax)

         190 Massachusetts Housing Finance Agency, Housing Revenue
              Bonds, 1989 Series A, 7.600%, 12/01/16                      6/02 at 101.00       AAA     192,633

--------------------------------------------------------------------------------
10

   Principal                                                                 Optional Call                Market
Amount (000)  Description                                                      Provisions* Ratings**       Value
----------------------------------------------------------------------------------------------------------------
              Housing/Multifamily (continued)

     $ 1,000  Massachusetts Housing Finance Agency, Rental Housing          7/07 at 101.00       AAA $ 1,006,190
               Mortgage Revenue Bonds, 1997 Series C, 5.625%, 7/01/40
               (Alternative Minimum Tax)

       2,880  Massachusetts Housing Finance Agency, Rental Housing          1/05 at 102.00       AAA   3,054,182
               Mortgage Revenue Bonds (FHA-Insured Mortgage Loans), 1995
               Series A, 7.350%, 1/01/35 (Alternative Minimum Tax)

         640  Massachusetts Industrial Finance Agency, Revenue Refunding    1/08 at 102.00       AAA     668,864
               Bonds (FHA-Insured Mortgage Loan -  Hudner Associates
               Project), 5.650%, 1/01/22
----------------------------------------------------------------------------------------------------------------
              Long-Term Care - 5.4%

       3,185  Massachusetts Industrial Finance Agency, Assisted Living     12/07 at 102.00       AAA   3,349,410
               Facility Revenue Bonds (GNMA Collateralized - The Arbors
               at Amherst Project), Series 1997, 5.950%, 6/20/39
               (Alternative Minimum Tax)

         990  Massachusetts Industrial Finance Agency, Assisted Living      6/09 at 102.00       AAA     996,653
               Facility Revenue Bonds (GNMA Collateralized - The Arbors
               at Taunton Project), Series 1999, 5.500%, 6/20/40
               (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------
              Tax Obligation/General - 24.4%

       2,500  Amherst-Pelham Regional School District, Massachusetts,       5/08 at 101.00       Aaa   2,567,575
               General Obligation Bonds, Series 1998, 5.125%, 5/15/18

       1,000  City of Lawrence, Massachusetts, General Obligation Bonds,
               Series 2001, 5.000%, 2/01/21                                 2/11 at 100.00       Aaa   1,004,610

       2,625  City of Lowell, Massachusetts, General Obligation State
               Qualified Bonds, 5.600%, 11/01/12                           11/03 at 102.00       AAA   2,835,394

       2,000  State of Massachusetts, General Obligation Bonds
               (Consolidated Loan), Series 2001D, 6.000%, 11/01/13            No Opt. Call       AAA   2,318,360

       1,500  Town of Monson, Massachusetts, General Obligation               No Opt. Call       AAA   1,674,960
               Bank-Qualified Unlimited Tax School Refunding Bonds,
               5.500%, 10/15/10

         190  Town of Northfield, Massachusetts, General Obligation         4/02 at 102.00       AAA     195,001
               Bank-Qualified Bonds (Municipal Purpose Loan of 1992),
               6.350%, 10/15/09

         440  Quaboag Regional School District, Massachusetts, General
               Obligation Bonds, 6.250%, 6/15/08                            6/02 at 102.00       AAA     455,145

         900  City of Salem, Massachusetts, General Obligation Bonds,
               6.000%, 7/15/10                                              7/02 at 102.00       AAA     933,669

       2,575  Tantasqua Regional School District, Massachusetts, General
               Obligation Bonds, Series 2000, 5.000%, 8/15/19               8/10 at 101.00       Aaa   2,622,226

         220  City of Taunton, Massachusetts, General Obligation Bonds,
               6.800%, 9/01/09                                              3/02 at 103.00       AAA     227,634

       2,200  Commonwealth of Puerto Rico, General Obligation Public          No Opt. Call       AAA   2,866,776
               Improvement Certificates (TICS/TOCS), Series 2001-2
               (144A), 13.000%, 7/01/19 (IF)

         215  Town of Whately, Massachusetts, General Obligation Bonds,
              6.350%, 1/15/09                                               7/02 at 102.00       AAA     223,230

       1,210  Town of Winchendon, Massachusetts, General Obligation
              Unlimited Tax Bonds, 6.050%, 3/15/10                          3/03 at 102.00       AAA   1,290,683

         545  City of Worcester, Massachusetts, General Obligation Bonds,
              Series 2001A, 5.500%, 8/15/18                                 8/11 at 100.00       AAA     579,918
----------------------------------------------------------------------------------------------------------------
              Tax Obligation/Limited - 1.8%

       1,285  Massachusetts Industrial Finance Agency, Library Revenue      1/05 at 102.00       AAA   1,452,654
               Bonds (Malden Public Library Project), Series 1994,
               7.250%, 1/01/15
----------------------------------------------------------------------------------------------------------------
              Transportation - 6.3%

              Massachusetts Turnpike Authority, Metropolitan Highway
               System Revenue Bonds, 1997 Series A (Senior):
       9,500   0.000%, 1/01/29                                                No Opt. Call       AAA   2,261,095
       3,000   5.000%, 1/01/37                                              1/07 at 102.00       AAA   2,882,730
----------------------------------------------------------------------------------------------------------------
              U.S. Guaranteed - 7.9%

         250  City of Holyoke, Massachusetts, General Obligation Bonds,
               8.150%, 6/15/06 (Pre-refunded to 6/15/02)                    6/02 at 103.00       AAA     262,455

              Commonwealth of Massachusetts, General Obligation Bonds
               (Consolidated Loan of 1992), Series A:
          25   6.500%, 6/01/08 (Pre-refunded to 6/01/02)                    6/02 at 101.00       AAA      25,578
         860   6.000%, 6/01/13 (Pre-refunded to 6/01/02)                    6/02 at 100.00       AAA     870,217

         970  Massachusetts Health and Educational Facilities Authority,    7/02 at 102.00       AAA   1,004,969
               Revenue Bonds, Bentley College Issue, Series I, 6.125%,
               7/01/17 (Pre-refunded to 7/01/02)

         495  Massachusetts Health and Educational Facilities Authority,    7/02 at 102.00       AAA     513,473
               Revenue Bonds, South Shore Hospital Issue, Series D,
               6.500%, 7/01/22 (Pre-refunded to 7/01/02)

         295  Massachusetts Health and Educational Facilities Authority,    7/08 at 102.00       AAA     300,307
               Revenue Bonds, Caregroup Issue, Series A, 5.000%, 7/01/25

--------------------------------------------------------------------------------
11

Portfolio of Investments
NUVEEN MASSACHUSETTS INSURED MUNICIPAL BOND FUND (continued)
February 28, 2002

    Principal                                                                Optional Call                Market
 Amount (000)  Description                                                     Provisions* Ratings**       Value
----------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

$       1,000  Massachusetts Port Authority, Revenue Bonds, Series 1982,    7/02 at 100.00       AAA $ 1,556,440
                13.000%, 7/01/13

          515  Southern Berkshire Regional School District, Massachusetts,  4/02 at 102.00       AAA     529,369
                General Obligation Bonds, 7.500%, 4/15/07 (Pre-refunded to
                4/15/02)

        1,145  Southern Berkshire Regional School District, Massachusetts,  4/02 at 102.00       AAA   1,184,777
                General Obligation School Bonds, 7.000%, 4/15/11
                (Pre-refunded to 4/15/02)

          160  City of Worcester, Massachusetts, General Obligation Bonds,  5/02 at 102.00       AAA     165,069
               6.900%, 5/15/07 (Pre-refunded to 5/15/02)
----------------------------------------------------------------------------------------------------------------
               Utilities - 3.7%

        1,300  Massachusetts Municipal Wholesale Electric Company, Power    7/03 at 102.00       AAA   1,404,285
                Supply System Revenue Bonds, 1993 Series A, 5.000%, 7/01/10

        1,500  Massachusetts Development Finance Agency, Resource Recovery  1/12 at 101.00       AAA   1,635,689
                Revenue Bonds (SEMASS System), 2001 Series A, 5.625%,
                1/01/16
---------------------------------------------------------------------------------------------------------------
$      81,230  Total Investments (cost $75,137,935) - 97.0%                 -------------- ---------  78,764,175
-------------  ------------------------------------------------------------                          -----------
               Short-Term Investments - 1.2%

$       1,000  Massachusetts Health and Educational Facilities Authority,                     VMIG-1   1,000,000
-------------   Revenue Bonds (Capital Asset Program), Variable Rate
                Demand Bonds, Series D, 1.300%, 1/01/35+
               -------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 1.8%                                                    1,437,984
               -------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                     $81,202,159
               -------------------------------------------------------------------------------------------------

              All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.
           * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.
          (IF)Inverse floating rate security.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.


                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12

Statement of Assets and Liabilities
February 28, 2002



                                                                                                             Massachusetts
---------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value                                                          $100,113,253
Temporary investments in short-term municipal securities, at amortized cost, which approximates market value     1,500,000
Cash                                                                                                               148,039
Receivables:
  Interest                                                                                                       1,334,435
  Shares sold                                                                                                      790,742
Other assets                                                                                                           574
---------------------------------------------------------------------------------------------------------------------------
    Total assets                                                                                               103,887,043
---------------------------------------------------------------------------------------------------------------------------
Liabilities
Payables:
  Investments purchased                                                                                          1,381,270
  Shares redeemed                                                                                                   20,078
Accrued expenses:
  Management fees                                                                                                   42,873
  12b-1 distribution and service fees                                                                               10,490
  Other                                                                                                             48,662
Dividends payable                                                                                                  270,488
---------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                                                            1,773,861
---------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                    $102,113,182
---------------------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                                                                    $ 19,877,829
Shares outstanding                                                                                               2,039,292
Net asset value and redemption price per share                                                                $       9.75
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)     $      10.18
---------------------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                                                                    $  6,588,071
Shares outstanding                                                                                                 674,261
Net asset value, offering and redemption price per share                                                      $       9.77
---------------------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                                                                    $  6,613,512
Shares outstanding                                                                                                 682,687
Net asset value, offering and redemption price per share                                                      $       9.69
---------------------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                                                                    $ 69,033,770
Shares outstanding                                                                                               7,098,407
Net asset value, offering and redemption price per share                                                      $       9.73
---------------------------------------------------------------------------------------------------------------------------

Net assets consist of:
  Capital paid-in                                                                                             $ 99,567,234
  Balance of undistributed net investment income                                                                     6,255
  Accumulated net realized gain (loss) from investment transactions                                              (764,233)
  Net unrealized appreciation of investments                                                                     3,303,926
---------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                    $102,113,182
---------------------------------------------------------------------------------------------------------------------------

                                                                                                             Massachusetts
                                                                                                                   Insured
--------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value                                                           $78,764,175
Temporary investments in short-term municipal securities, at amortized cost, which approximates market value     1,000,000
Cash                                                                                                               556,258
Receivables:
  Interest                                                                                                       1,107,518
  Shares sold                                                                                                       91,302
Other assets                                                                                                           430
--------------------------------------------------------------------------------------------------------------------------
    Total assets                                                                                                81,519,683
--------------------------------------------------------------------------------------------------------------------------
Liabilities
Payables:
  Investments purchased                                                                                                 --
  Shares redeemed                                                                                                    5,706
Accrued expenses:
  Management fees                                                                                                   33,924
  12b-1 distribution and service fees                                                                                8,460
  Other                                                                                                             48,349
Dividends payable                                                                                                  221,085
--------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                                                              317,524
--------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                     $81,202,159
--------------------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                                                                     $16,969,505
Shares outstanding                                                                                               1,637,629
Net asset value and redemption price per share                                                                 $     10.36
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)      $     10.81
--------------------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                                                                     $ 3,573,644
Shares outstanding                                                                                                 344,554
Net asset value, offering and redemption price per share                                                       $     10.37
--------------------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                                                                     $ 5,940,265
Shares outstanding                                                                                                 574,025
Net asset value, offering and redemption price per share                                                       $     10.35
--------------------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                                                                     $54,718,745
Shares outstanding                                                                                               5,272,248
Net asset value, offering and redemption price per share                                                       $     10.38
--------------------------------------------------------------------------------------------------------------------------

Net assets consist of:
  Capital paid-in                                                                                              $77,369,373
  Balance of undistributed net investment income                                                                   165,332
  Accumulated net realized gain (loss) from investment transactions                                                 41,214
  Net unrealized appreciation of investments                                                                     3,626,240
--------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                     $81,202,159
--------------------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13

Statement of Operations
Year Ended February 28, 2002


                                                                                   Massachusetts
                                                                     Massachusetts       Insured
-------------------------------------------------------------------------------------------------
Investment Income                                                       $5,827,538    $4,356,338
-------------------------------------------------------------------------------------------------
Expenses
Management fees                                                            543,180       418,410
12b-1 service fees - Class A                                                38,393        31,681
12b-1 distribution and service fees - Class B                               46,618        25,854
12b-1 distribution and service fees - Class C                               42,922        26,365
Shareholders' servicing agent fees and expenses                             99,995        66,648
Custodian's fees and expenses                                               44,303        46,044
Trustees' fees and expenses                                                  2,759         1,042
Professional fees                                                            7,781         6,004
Shareholders' reports - printing and mailing expenses                       22,574        17,990
Federal and state registration fees                                          5,099         6,453
Other expenses                                                               5,317         5,359
-------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                                 858,941       651,850
  Custodian fee credit                                                     (9,136)       (17,199)
-------------------------------------------------------------------------------------------------
Net expenses                                                               849,805       634,651
-------------------------------------------------------------------------------------------------
Net investment income                                                    4,977,733     3,721,687
-------------------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions                              98,038       135,579
Net change in unrealized appreciation or depreciation of investments       537,403       452,671
-------------------------------------------------------------------------------------------------
Net gain from investments                                                  635,441       588,250
-------------------------------------------------------------------------------------------------
Net increase in net assets from operations                              $5,613,174    $4,309,937
-------------------------------------------------------------------------------------------------



                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14

Statement of Changes in Net Assets

                                                                              Massachusetts           Massachusetts Insured
                                                                       --------------------------   ------------------------
                                                                         Year Ended     Year Ended   Year Ended   Year Ended
                                                                            2/28/02        2/28/01      2/28/02      2/28/01
-----------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                  $  4,977,733   $  5,044,089  $ 3,721,687  $ 3,452,050
Net realized gain (loss) from investment transactions                        98,038        (30,704)     135,579      106,851
Net change in unrealized appreciation or depreciation of investments        537,403      4,452,937      452,671    3,609,272
-----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                5,613,174      9,466,322    4,309,937    7,168,173
-----------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From undistributed net investment income:
  Class A                                                                 (975,355)       (930,674)    (754,175)    (637,833)
  Class B                                                                 (211,297)       (173,035)    (108,463)     (79,005)
  Class C                                                                 (263,725)       (278,015)    (145,780)     (60,916)
  Class R                                                               (3,646,093)     (3,707,929)  (2,667,467)  (2,723,645)
From accumulated net realized gains from investment transactions:
  Class A                                                                        --             --      (28,432)     (10,725)
  Class B                                                                        --             --       (5,382)      (1,769)
  Class C                                                                        --             --       (7,685)      (1,082)
  Class R                                                                        --             --      (95,008)     (44,685)
-----------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                (5,096,470)    (5,089,653)  (3,812,392)  (3,559,660)
-----------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                         10,095,954      9,223,616   11,096,051    7,646,496
Net proceeds from shares issued to shareholders due to reinvestment of
 distributions                                                            3,306,753      3,432,387    2,597,856    2,413,231
-----------------------------------------------------------------------------------------------------------------------------
                                                                         13,402,707     12,656,003   13,693,907   10,059,727
Cost of shares redeemed                                                  (9,236,097)   (10,932,066)  (5,510,594)  (7,074,712)
-----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                   4,166,610      1,723,937    8,183,313    2,985,015
-----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                4,683,314      6,100,606    8,680,858    6,593,528
Net assets at the beginning of year                                      97,429,868     91,329,262   72,521,301   65,927,773
-----------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                          $102,113,182   $ 97,429,868  $81,202,159  $72,521,301
-----------------------------------------------------------------------------------------------------------------------------
Balance of undistributed net investment income at the end of year      $      6,255   $     71,729  $   165,332  $    17,625
-----------------------------------------------------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15

Notes to Financial Statements

1. General Information and Significant Accounting Policies
The Nuveen Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Massachusetts Municipal Bond Fund ("Massachusetts") and the Nuveen Massachusetts Insured Municipal Bond Fund ("Massachusetts Insured") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

Each Fund seeks to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 28, 2002, there were no such outstanding purchase commitments in either of the Funds.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities for financial reporting purposes.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Massachusetts state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended February 28, 2002, have been designated Exempt Interest Dividends.

Insurance
Massachusetts Insured invests in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities


--------------------------------------------------------------------------------
16
are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. During the fiscal year ended February 28, 2002, Massachusetts Insured invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Floating rate securities are identified in the Portfolio of Investments and are marked to market daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of a fixed rate security since the interest rate is dependent on the general level of interest rates as well as the short-term interest paid on the floating rate security. Massachusetts did not invest in any such securities during the fiscal year ended February 28, 2002.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an agreement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Change in Accounting Policy
As required, effective March 1, 2001, the Funds have adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began accreting taxable market discount on debt securities. Prior to March 1, 2001, the Funds did not accrete taxable market discount on debt securities until they were sold. The cumulative effect of this accounting change had no impact on the total net assets or the net asset values of the Funds, but resulted in an increase in the cost of securities and a corresponding decrease in unrealized appreciation based on securities held by the Funds on March 1, 2001, as follows:

                                        Massachusetts
                          Massachusetts       Insured
                          ---------------------------
                                $53,263      $101,905
                          ---------------------------

The Statement of Changes in Net Assets and Financial Highlights for the prior periods have not been restated to reflect this change in presentation.

The effect of this change for the fiscal year ended February 28, 2002, was to increase investment income with a corresponding decrease in net unrealized appreciation as follows:

                                        Massachusetts
                          Massachusetts       Insured
                          ---------------------------
                                $17,703       $17,960
                          ---------------------------

This change had no material effect on the Financial Highlights for the fiscal year ended February 28, 2002.


--------------------------------------------------------------------------------
17

2. Fund Shares
Transactions in Fund shares were as follows:

                                                Massachusetts                                Massachusetts Insured
                              ------------------------------------------------  ----------------------------------------------
                                    Year Ended               Year Ended               Year Ended              Year Ended
                                      2/28/02                  2/28/01                  2/28/02                 2/28/01
                              ----------------------  ------------------------  ----------------------  ----------------------
                                 Shares       Amount      Shares        Amount     Shares       Amount     Shares       Amount
-------------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                       334,318  $ 3,256,027     316,603  $  3,005,373    319,346  $ 3,295,333    333,991  $ 3,387,014
  Class B                       275,694    2,689,473      77,905       740,255    138,063    1,425,940     73,493      736,526
  Class C                       236,393    2,282,037     253,405     2,370,486    423,144    4,354,255     46,328      473,332
  Class R                       192,661    1,868,417     330,790     3,107,502    195,857    2,020,523    305,523    3,049,624
Shares issued to shareholders
 due to reinvestment of
 distributions:
  Class A                        56,733      552,220      61,705       582,757     46,569      480,292     38,192      381,604
  Class B                         8,851       86,376       7,796        73,833      3,439       35,476      1,717       17,278
  Class C                        13,468      130,296      17,497       164,657      9,730      100,238      4,205       41,927
  Class R                       261,255    2,537,861     277,077     2,611,140    191,891    1,981,850    197,193    1,972,422
-------------------------------------------------------------------------------------------------------------------------------
                              1,379,373   13,402,707   1,342,778    12,656,003  1,328,039   13,693,907  1,000,642   10,059,727
-------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                      (252,984)  (2,458,732)   (293,769)   (2,780,692)  (152,344)  (1,574,194)  (174,532)  (1,744,175)
  Class B                       (42,214)    (411,348)    (55,860)     (526,870)   (20,773)    (214,372)    (9,930)     (99,201)
  Class C                      (250,896)  (2,421,701)   (101,139)     (954,012)   (20,964)    (216,727)   (27,388)    (273,209)
  Class R                      (405,994)  (3,944,316)   (709,514)   (6,670,492)  (339,683)  (3,505,301)  (496,471)  (4,958,127)
-------------------------------------------------------------------------------------------------------------------------------
                               (952,088)  (9,236,097) (1,160,282)  (10,932,066)  (533,764)  (5,510,594)  (708,321)  (7,074,712)
-------------------------------------------------------------------------------------------------------------------------------
Net increase                    427,285  $ 4,166,610     182,496  $  1,723,937    794,275  $ 8,183,313    292,321  $ 2,985,015
-------------------------------------------------------------------------------------------------------------------------------

3. Distributions to Shareholders
The Funds declared dividend distributions from their tax-exempt net investment income which were paid on April 1, 2002, to shareholders of record on March 8, 2002, as follows:

                                                  Massachusetts
                                    Massachusetts       Insured
                -----------------------------------------------
                Dividend per share:
                  Class A                  $.0395        $.0410
                  Class B                   .0335         .0345
                  Class C                   .0350         .0360
                  Class R                   .0410         .0425
                -----------------------------------------------

4. Securities Transactions
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the fiscal year ended February 28, 2002, were as follows:

                                                          Massachusetts
                                            Massachusetts       Insured
         --------------------------------------------------------------
         Purchases:
           Long-term municipal securities     $19,183,275   $23,393,950
           Short-term municipal securities      7,000,000     9,600,000
         Sales and maturities:
           Long-term municipal securities      15,833,231    16,868,283
           Short-term municipal securities      5,500,000     8,600,000
         --------------------------------------------------------------


--------------------------------------------------------------------------------
18

5. Income Tax Information
The following information is presented on an income tax basis as of February 28, 2002. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

                                                              Massachusetts
                                               Massachusetts        Insured
    ------------------------------------------------------------------------
    Cost of investments                          $98,302,876    $76,018,070
    ------------------------------------------------------------------------

                                                              Massachusetts
                                               Massachusetts        Insured
    ------------------------------------------------------------------------
    Gross unrealized appreciation                $ 4,821,278     $3,769,506
    Gross unrealized depreciation                 (1,510,901)       (23,401)
    ------------------------------------------------------------------------
    Net unrealized appreciation of investments   $ 3,310,377     $3,746,105
    ------------------------------------------------------------------------

The tax components of undistributed net investment income and realized gains at February 28, 2002, are as follows:

                                                                     Massachusetts
                                                      Massachusetts        Insured
----------------------------------------------------------------------------------
Undistributed (overdistribution of) tax-exempt income      $(45,842)       $45,467
Undistributed ordinary income*                                   --             --
Undistributed long-term capital gains                            --         41,214
----------------------------------------------------------------------------------

The tax character of distributions paid during the fiscal year ended February 28, 2002, are as follows:

                                                              Massachusetts
                                                Massachusetts       Insured
     ----------------------------------------------------------------------
     Distributions from tax-exempt income          $5,080,110    $3,675,885
     Distributions from ordinary income*               16,360            --
     Distributions from long-term capital gains            --       136,507
     ----------------------------------------------------------------------

* Ordinary income consists of taxable market discount income and short-term capital gains, if any.

At February 28, 2002, Massachusetts had unused capital loss carryforwards available to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                          Massachusetts
                         ------------------------------
                         Expiration year:
                           2004                $277,200
                           2005                 156,261
                           2006                      --
                           2007                      --
                           2008                      --
                           2009                 285,126
                         ------------------------------
                         Total                 $718,587
                         ------------------------------

6. Management Fee and Other Transactions with Affiliates
Under the Trusts' investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund:

                                                   Management
                   Average Daily Net Assets               Fee
                   ------------------------------------------
                   For the first $125 million     .5500 of 1%
                   For the next $125 million      .5375 of 1
                   For the next $250 million      .5250 of 1
                   For the next $500 million      .5125 of 1
                   For the next $1 billion        .5000 of 1
                   For the next $3 billion        .4750 of 1
                   For net assets over $5 billion .4500 of 1
                   ------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of each Fund in order to limit total expenses to .75 of 1% of the average daily net assets of Massachusetts and .975 of 1% of the average daily net assets of Massachusetts Insured, excluding any 12b-1 fees applicable to Class A, B and C Shares. The Adviser may also voluntarily agree to reimburse additional expenses from time to time, which may be terminated at any time at its discretion.



--------------------------------------------------------------------------------
19

During the fiscal year ended February 28, 2002, Nuveen Investments (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                      Massachusetts
                                        Massachusetts       Insured
             ------------------------------------------------------
             Sales charges collected          $38,330       $35,896
             Paid to authorized dealers        35,505        30,290
             ------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.
During the fiscal year ended February 28, 2002, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                  Massachusetts
                                    Massachusetts       Insured
                -----------------------------------------------
                Commission advances      $121,670       $96,755
                -----------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 28, 2002, the Distributor retained such 12b-1 fees as follows:

                                                  Massachusetts
                                    Massachusetts       Insured
                -----------------------------------------------
                12b-1 fees retained       $54,657       $40,669
                -----------------------------------------------

The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended February 28, 2002, as follows:

                                               Massachusetts
                                 Massachusetts       Insured
                   -----------------------------------------
                   CDSC retained       $16,811        $4,949
                   -----------------------------------------


--------------------------------------------------------------------------------
20

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                            Investment Operations      Less Distributions
                          -------------------------  ----------------------                    -------------------------
                                                                                                        Before Credit/
                                                                                                         Reimbursement
MASSACHUSETTS                                                                                          ----------------
                                                                                                                  Ratio
                                                                                                                 of Net
                                         Net                                                                    Invest-
                                   Realized/                                                           Ratio of    ment
                                  Unrealized                                                           Expenses  Income
                Beginning     Net    Invest-             Net                 Ending             Ending       to      to
                      Net Invest-       ment         Invest-                    Net                Net  Average Average
Year Ended          Asset    ment       Gain            ment  Capital         Asset     Total   Assets      Net     Net
February 28/29,     Value  Income     (Loss)  Total   Income    Gains Total   Value Return(a)    (000)   Assets  Assets
-------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
     2002          $ 9.70    $.48      $ .07  $ .55    $(.50)     $-- $(.50) $ 9.75      5.86% $19,878    .94%     4.96%
     2001            9.26     .50        .44    .94     (.50)      --  (.50)   9.70     10.34   18,433    .99      5.23
     2000           10.07     .50       (.82)  (.32)    (.49)      --  (.49)   9.26     (3.21)  16,814    .98      5.15
     1999           10.08     .51       (.01)   .50     (.51)      --  (.51)  10.07      5.05   15,134   1.02      4.95
     1998            9.89     .52        .19    .71     (.52)      --  (.52)  10.08      7.38    9,291   1.00      5.20
Class B (3/97)
     2002            9.72     .41        .06    .47     (.42)      --  (.42)   9.77      4.96    6,588   1.69      4.21
     2001            9.28     .43        .44    .87     (.43)      --  (.43)   9.72      9.60    4,198   1.74      4.48
     2000           10.10     .43       (.83)  (.40)    (.42)      --  (.42)   9.28     (4.02)   3,730   1.73      4.40
     1999           10.10     .43        .01    .44     (.44)      --  (.44)  10.10      4.40    3,226   1.77      4.22
    1998(d)          9.88     .45        .22    .67     (.45)      --  (.45)  10.10      6.93      763   1.77*     4.41*
Class C (10/94)
     2002            9.64     .43        .06    .49     (.44)      --  (.44)   9.69      5.20    6,614   1.49      4.42
     2001            9.20     .44        .45    .89     (.45)      --  (.45)   9.64      9.89    6,591   1.54      4.67
     2000           10.02     .44       (.82)  (.38)    (.44)      --  (.44)   9.20     (3.87)   4,730   1.53      4.61
     1999           10.02     .45         --    .45     (.45)      --  (.45)  10.02      4.62    3,696   1.57      4.41
     1998            9.83     .47        .19    .66     (.47)      --  (.47)  10.02      6.85    1,924   1.55      4.64
Class R (12/86)
     2002            9.67     .50        .07    .57     (.51)      --  (.51)   9.73      5.96   69,034    .74      5.16
     2001            9.24     .52        .43    .95     (.52)      --  (.52)   9.67     10.58   68,208    .79      5.43
     2000           10.05     .52       (.82)  (.30)    (.51)      --  (.51)   9.24     (3.03)  66,055    .78      5.33
     1999           10.05     .52        .01    .53     (.53)      --  (.53)  10.05      5.36   75,750    .82      5.12
     1998            9.86     .54        .19    .73     (.54)      --  (.54)  10.05      7.60   72,934    .80      5.40
-------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)


                                After          After Credit/
                           Reimbursement(b)   Reimbursement(c)
MASSACHUSETTS             -----------------  -----------------
                            Ratio              Ratio
                           of Net             of Net
                          Invest-            Invest-
                Ratio of     ment  Ratio of     ment
                Expenses   Income  Expenses   Income
                      to       to        to       to
                 Average  Average   Average  Average  Portfolio
Year Ended           Net      Net       Net      Net   Turnover
February 28/29,   Assets   Assets    Assets   Assets       Rate
----------------------------------------------------------------
Class A (9/94)
     2002            .94%    4.96%      .93%    4.97%        16%
     2001            .95     5.27       .94     5.29         13
     2000            .96     5.17       .94     5.19         15
     1999            .95     5.01       .95     5.01         10
     1998            .95     5.25       .95     5.25         17
Class B (3/97)
     2002           1.69     4.21      1.68     4.22         16
     2001           1.70     4.52      1.69     4.54         13
     2000           1.71     4.42      1.69     4.44         15
     1999           1.71     4.29      1.71     4.29         10
    1998(d)         1.70*    4.48*     1.70*    4.48*        17
Class C (10/94)
     2002           1.49     4.42      1.48     4.42         16
     2001           1.50     4.71      1.49     4.73         13
     2000           1.51     4.63      1.49     4.64         15
     1999           1.50     4.47      1.50     4.48         10
     1998           1.50     4.69      1.50     4.69         17
Class R (12/86)
     2002            .74     5.16       .73     5.17         16
     2001            .75     5.47       .74     5.48         13
     2000            .76     5.35       .74     5.37         15
     1999            .75     5.19       .75     5.19         10
     1998            .75     5.45       .75     5.45         17
----------------------------------------------------------------

*  Annualized.
(a)Total returns are calculated on net asset value without any sales charge and are not annualized.
(b)After expense reimbursement from the investment adviser, where applicable.
(c)After custodian fee credit and expense reimbursement, where applicable.
(d)From commencement of class operations as noted.


                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                               Investment Operations       Less Distributions
                                             -------------------------  -----------------------                    -------


MASSACHUSETTS INSURED


                                                            Net
                                                      Realized/
                                                     Unrealized
                                   Beginning     Net    Invest-             Net                  Ending             Ending
                                         Net Invest-       ment         Invest-                     Net                Net
                                       Asset    ment       Gain            ment  Capital          Asset     Total   Assets
Year Ended February 28/29,             Value  Income     (Loss)  Total   Income    Gains  Total   Value Return(a)    (000)
---------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2002                                 $10.30    $.50      $ .07  $ .57    $(.49)   $(.02) $(.51) $10.36      5.67% $16,970
 2001                                   9.77     .49        .55   1.04     (.50)    (.01)  (.51)  10.30     10.93   14,669
 2000                                  10.59     .50       (.81)  (.31)    (.50)    (.01)  (.51)   9.77     (2.95)  11,984
 1999                                  10.57     .51        .02    .53     (.51)      --   (.51)  10.59      5.09   11,208
 1998                                  10.38     .52        .19    .71     (.52)      --   (.52)  10.57      7.04    8,679
Class B (3/97)
 2002                                  10.31     .42        .07    .49     (.41)    (.02)  (.43)  10.37      4.87    3,574
 2001                                   9.78     .42        .55    .97     (.43)    (.01)  (.44)  10.31     10.06    2,308
 2000                                  10.59     .43       (.81)  (.38)    (.42)    (.01)  (.43)   9.78     (3.59)   1,550
 1999                                  10.57     .43        .02    .45     (.43)      --   (.43)  10.59      4.32    1,650
 1998(d)                               10.36     .44        .21    .65     (.44)      --   (.44)  10.57      6.45      666
Class C (9/94)
 2002                                  10.28     .44        .08    .52     (.43)    (.02)  (.45)  10.35      5.17    5,940
 2001                                   9.75     .44        .54    .98     (.44)    (.01)  (.45)  10.28     10.29    1,667
 2000                                  10.56     .45       (.81)  (.36)    (.44)    (.01)  (.45)   9.75     (3.43)   1,355
 1999                                  10.54     .45        .02    .47     (.45)      --   (.45)  10.56      4.51    1,675
 1998                                  10.35     .46        .19    .65     (.46)      --   (.46)  10.54      6.45    1,293
Class R (12/86)
 2002                                  10.31     .52        .08    .60     (.51)    (.02)  (.53)  10.38      5.95   54,719
 2001                                   9.78     .51        .55   1.06     (.52)    (.01)  (.53)  10.31     11.11   53,878
 2000                                  10.59     .52       (.80)  (.28)    (.52)    (.01)  (.53)   9.78     (2.68)  51,039
 1999                                  10.57     .53        .01    .54     (.52)      --   (.52)  10.59      5.26   57,281
 1998                                  10.38     .54        .19    .73     (.54)      --   (.54)  10.57      7.23   56,707
---------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)


                                                       Before Credit/         After          After Credit/
                                                       Reimbursement     Reimbursement(b)   Reimbursement(c)
MASSACHUSETTS INSURED                                 -----------------  -----------------  -----------------
                                               Ratio              Ratio              Ratio
                                              of Net             of Net             of Net
                                             Invest-            Invest-            Invest-
                                   Ratio of     ment  Ratio of     ment  Ratio of     ment
                                   Expenses   Income  Expenses   Income  Expenses   Income
                                         to       to        to       to        to       to
                                    Average  Average   Average  Average   Average  Average  Portfolio
                                        Net      Net       Net      Net       Net      Net   Turnover
Year Ended February 28/29,           Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------------------------------
Class A (9/94)
 2002                                   .95%    4.78%      .95%    4.78%      .92%    4.81%        23%
 2001                                  1.05     4.92      1.05     4.92      1.04     4.93          8
 2000                                  1.01     4.99      1.01     4.99      1.00     5.00         10
 1999                                  1.01     4.77      1.01     4.77      1.01     4.77         11
 1998                                  1.03     4.98      1.03     4.98      1.03     4.98         23
Class B (3/97)
 2002                                  1.69     4.03      1.69     4.03      1.67     4.06         23
 2001                                  1.80     4.17      1.80     4.17      1.79     4.18          8
 2000                                  1.76     4.23      1.76     4.23      1.75     4.24         10
 1999                                  1.75     4.03      1.75     4.03      1.75     4.03         11
 1998(d)                               1.80*    4.20*     1.80*    4.20*     1.80*    4.20*        23
Class C (9/94)
 2002                                  1.49     4.25      1.49     4.25      1.46     4.27         23
 2001                                  1.60     4.37      1.60     4.37      1.59     4.38          8
 2000                                  1.56     4.42      1.56     4.42      1.55     4.43         10
 1999                                  1.56     4.22      1.56     4.22      1.56     4.22         11
 1998                                  1.58     4.43      1.58     4.43      1.58     4.43         23
Class R (12/86)
 2002                                   .75     4.98       .75     4.98       .73     5.00         23
 2001                                   .85     5.12       .85     5.12       .84     5.13          8
 2000                                   .81     5.17       .81     5.17       .80     5.19         10
 1999                                   .81     4.97       .81     4.97       .81     4.97         11
 1998                                   .83     5.18       .83     5.18       .83     5.18         23
------------------------------------------------------------------------------------------------------

*  Annualized.
(a)Total returns are calculated on net asset value without any sales charge and are not annualized.
(b)After expense reimbursement from the investment adviser, where applicable.
(c)After custodian fee credit and expense reimbursement, where applicable.
(d)From commencement of class operations as noted.


                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22

Report of Independent Public Accountants


To the Board of Trustees and Shareholders of Nuveen Multistate Trust II:

We have audited the accompanying statements of net assets of the Nuveen Massachusetts and Nuveen Massachusetts Insured Municipal Bond Funds (collectively, the "Funds") (each a series of the Nuveen Multistate Trust II (a Massachusetts business trust)), including the portfolios of investments, as of February 28, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2002, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Massachusetts and Nuveen Massachusetts Insured Municipal Bond Funds as of February 28, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Chicago, Illinois
April 12, 2002
..

--------------------------------------------------------------------------------
23

                                      Notes

                                      Notes

Trustees and Officers

The management of the Funds, including general supervision of the duties performed for the Funds under the Management Agreement, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at seven, one of whom is an "interested person" (as the term is defined in the Investment Company Act of 1940) and six of whom are not interested persons. None of the trustees who are not interested persons of the Funds have ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                             Year First
Name,                     Position(s)        Elected or          Principal Occupation(s)                       Number of Portfolios
Birthdate                 Held with         Appointed and        Including other Directorships                    in Fund Complex
and Address                the Fund         Term of Office       During Past 5 Years                           Overseen by Trustee
------------------------------------------------------------------------------------------------------------------------------------

Trustee who is an interested person of the Funds:

------------------------------------------------------------------------------------------------------------------------------------
Timothy R.                Chairman of the        1994            Chairman and Director (since July 1996) of             129
Schwertfeger(1)           Board, President       Term            The John Nuveen Company, Nuveen Investments,
3/28/1949                 and Trustee        Indefinite(2)       Nuveen Advisory Corp. and Nuveen Institutional
333 W. Wacker Drive                                              Advisory Corp.; prior thereto, Executive Vice
Chicago, IL 60606                                                President and Director of The John Nuveen
                                                                 Company and Nuveen Investments; Director
                                                                 (since 1992) and Chairman (since 1996) of
                                                                 Nuveen Advisory Corp. and Nuveen Institutional
                                                                 Advisory Corp.; Chairman and Director (since
                                                                 January 1997) of Nuveen Asset Management, Inc.;
                                                                 Director (since 1996) of Institutional Capital
                                                                 Corporation; Chairman and Director (since 1999)
                                                                 of Rittenhouse Financial Services Inc.;  Chief
                                                                 Executive Officer (since September 1999) of
                                                                 Nuveen Senior Loan Asset Management Inc.

Trustees who are not interested persons of the Funds:

------------------------------------------------------------------------------------------------------------------------------------

Robert P. Bremner         Trustee                1997            Private Investor and Management Consultant.            112
8/22/1940                                        Term
333 W. Wacker Drive                          Indefinite (2)
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown         Trustee                1993            Retired (August 1989) as Senior Vice President         112
7/29/1934                                        Term            of The Northern Trust Company.
333 W. Wacker Drive                          Indefinite (2)
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Anne E. Impellizzeri      Trustee                1994            Retired (2002); formerly, Executive Director           112
1/26/1933                                        Term            (since 1998) of Manitoga (Center for Russel
333 W. Wacker Drive                          Indefinite (2)      Wright's Design with Nature); prior thereto,
Chicago, IL 60606                                                President and Chief Executive Officer of
                                                                 Blanton-Peale Institutes of Religion and
                                                                 December 1990); prior thereto, Health (since
                                                                 Vice President, Metropolitan Life Insurance Co.

------------------------------------------------------------------------------------------------------------------------------------
Peter R. Sawers           Trustee                1991            Adjunct Professor of Business and Economics,           112
4/3/1933                                         Term            University of Dubuque, Iowa; Director,
333 W. Wacker Drive                          Indefinite (2)      Executive Service Corps of Chicago (not-for-
Chicago, IL 60606                                                profit); Director, Hadley School for the Blind
                                                                 (not-for-profit); formerly (1991-2000) Adjunct
                                                                 Professor, Lake Forest Graduate School of
                                                                 Management, Lake Forest, Illinois; prior
                                                                 thereto, Executive Director, Towers Perrin
                                                                 Australia, a management consulting firm;
                                                                 Chartered Financial Analyst; Certified
                                                                 Management Consultant.

------------------------------------------------------------------------------------------------------------------------------------
William J.                Trustee                1997            Senior Partner and Chief Operating Officer,            112
Schneider                                        Term            Miller-Valentine Group, Vice President,
9/24/1944                                    Indefinite (2)      Miller-Valentine Realty, a development and
333 W. Wacker Drive                                              contract company; Chair, Miami Valley Hospital;
Chicago, IL 60606                                                Vice Chair, Miami Valley Economic Development
                                                                 Coalition; formerly, Member, Community Advisory
                                                                 Board, National City Bank, Dayton, Ohio; and
                                                                 Business Advisory Council, Cleveland Federal
                                                                 Reserve Bank.

------------------------------------------------------------------------------------------------------------------------------------
Judith M.                 Trustee                1997            Executive Director, Gaylord and Dorothy                112
Stockdale                                        Term            Donnelley Foundation (since 1994); prior
12/29/1947                                   Indefinite (2)      thereto, Executive Director, Great Lakes
333 W. Wacker Drive                                              Protection Fund (from 1990 to 1994).
Chicago, IL 60606




                                                 Year First
Name,                         Position(s)        Elected or      Principal Occupation(s)                       Number of Portfolios
Birthdate                     Held with          Appointed and   Including other Directorships                 in Fund Complex
and Address                   the Fund           Term of Office  During Past 5 Years                           Overseen by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

Officers of the Funds:

------------------------------------------------------------------------------------------------------------------------------------

Michael T. Atkinson            Vice President         2002       Vice President(since January 2002), formerly,          129
2/3/1966                                                         Assistant Vice President (since 2000),
333 W. Wacker Drive                                              previously, Associate of Nuveen Investments.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Paul L. Brennan                Vice President         2002       Vice President (since January 2002), formerly,         127
11/10/1966                                                       Assistant Vice President, of Nuveen Advisory Corp.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo              Vice President and     1999       Vice President of Nuveen Investments (since            129
11/28/1967 Treasurer           Treasurer                         January 1999), prior thereto, Assistant Vice
333 W. Wacker Drive                                              President (from January 1997); formerly,
Chicago, IL 60606                                                Associate of Nuveen Investments; Vice President
                                                                 and Treasurer (since September 1999) of Nuveen
                                                                 Senior Loan Asset Management Inc.; Chartered
                                                                 Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Michael S. Davern              Vice President         1997       Vice President of Nuveen Advisory Corp.                127
6/26/1957
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Susan M. DeSanto               Vice President         2001       Vice President of Nuveen Advisory Corp.                129
9/8/1954                                                         (since August 2001); previously, Vice President
333 W. Wacker Drive                                              of Van Kampen Investment Advisory Corp. (since
Chicago, IL 60606                                                1998); prior thereto, Assistant Vice President
                                                                 of Van Kampen Investment Advisory  Corp.

------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger             Vice President         2002       Vice President (since January 2002), formerly          129
9/24/1964                                                        Assistant Vice President and Assistant General
333 W. Wacker Drive                                              Counsel (since May 1998) of Nuveen Investments;
Chicago, IL 60606                                                Assistant Vice President and Assistant
                                                                 Secretary (since 1998) of Nuveen Advisory Corp.
                                                                 and Nuveen Institutional Advisory Corp.; prior
                                                                 thereto, Associate at the law firm D'Ancona
                                                                 Partners LLC

-----------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson              Vice President         1998       Vice President of Nuveen Investments; Vice             129
10/24/1945                                                       President (since January 1998) of Nuveen
333 W. Wacker Drive                                              Advisory Corp. and Nuveen Institutional
Chicago, IL 60606                                                Advisory Corp.

------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald          Vice President         1995       Managing Director of Nuveen Advisory Corp. and         127
3/2/1964                                                         Nuveen Institutional Advisory Corp. (since
333 W. Wacker Drive                                              February 2001); prior thereto, Vice President
Chicago, IL 60606                                                of Nuveen Advisory Corp.; Chartered Financial
                                                                 Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy                 Vice President         1998       Vice President of Nuveen Investments and               129
5/31/1954                      Controller                        (since May 1998) The John Nuveen Company;
333 W. Wacker Drive                                              Vice President (since September 1999) of
Chicago, IL 60606                                                Nuveen Senior Loan Management Inc.; Certified
                                                                 Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
J. Thomas Futrell              Vice President         1992       Vice President of Nuveen Advisory Corp.;               127
7/5/1955                                                         Chartered Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606


--------------------------------------------------------------------------------
Trustees and Officers (continued)
================================================================================

                                             Year First
Name,                     Position(s)        Elected or          Principal Occupation(s)                       Number of Portfolios
Birthdate                 Held with         Appointed and        Including other Directorships                    in Fund Complex
and Address                the Fund         Term of Office       During Past 5 Years                           Overseen by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Richard A. Huber          Vice President         1997            Vice President of Nuveen Institutional                 127
3/26/1963                                                        Advisory Corp. (since March 1998) and Nuveen
333 W. Wacker Drive                                              Advisory Corp.
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Steven J. Krupa           Vice President         1990            Vice President of Nuveen Advisory Corp.                127
8/21/1957
333 W. Wacker Drive
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb             Vice President         2000            Vice President (since March 2000) of Nuveen            129
3/22/1963                                                        Investments, previously Assistant Vice
333 W. Wacker Drive                                              Associate President (since January 1999);
Chicago, IL 60606                                                prior thereto, of Nuveen Investments;
                                                                 Certified Public Accountant.
------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin           Vice President         1992            Vice President, Assistant Secretary and                129
7/27/1951                 and Assistant                          Assistant General Counsel of Nuveen
333 W. Wacker Drive       Secretary                              Investments; Vice President and Assistant
Chicago, IL 60606                                                Secretary of Nuveen Advisory Corp. and Nuveen
                                                                 Institutional Advisory Corp.; Vice President
                                                                 and Assistant Secretary of The John Nuveen
                                                                 Company and Nuveen Asset Management, Inc.;
                                                                 Vice President and Assistant Secretary
                                                                 (since September 1999) of Nuveen Senior Loan
                                                                 Asset Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
Edward F. Neild, IV       Vice President         1996            Managing Director (since September 1997),              129
7/7/1965                                                         previously Vice President of Nuveen Advisory
333 W. Wacker Drive                                              Corp. and Nuveen Institutional Advisory Corp.,
Chicago, IL 60606                                                Chartered Financial Analyst.
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. O'Shaughnessy   Vice President         2002            Vice President (since January 2002),                   127
9/4/1960                                                         formerly, Assistant Vice President (1998),
333 W. Wacker Drive                                              of Nuveen Advisory Corp.; prior thereto,
Chicago, IL 60606                                                Portfolio Manager.
------------------------------------------------------------------------------------------------------------------------------------
Thomas C. Spalding, Jr.   Vice President         1982            Vice President of Nuveen Advisory Corp.                127
7/31/1951                                                        and  Nuveen Institutional Advisory
333 W. Wacker Drive                                              Corp.; Chartered Financial Analyst.
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman      Vice President         1992            Managing Director (since January                       129
9/9/1956                  and Secretary                          2002; formerly Vice President), Assistant
333 W. Wacker Drive                                              Secretary and Associate General
Chicago, IL 60606                                                Counsel, formerly Assistant General Counsel,
                                                                 of Nuveen Investments; Managing Director
                                                                 (since January 2002; formerly Vice President)
                                                                 and Assistant Secretary of Nuveen Advisory
                                                                 Corp. and Nuveen Institutional Advisory Corp.;
                                                                 Vice President and Assistant Secretary of The
                                                                 John Nuveen Company; Managing Director (since
                                                                 January 2002; formerly Vice President) and
                                                                 Assistant Secretary (since September 1999) of
                                                                 Nuveen Senior Loan Asset Management Inc.;
                                                                 Chartered Financial Analyst.

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and director of Nuveen Advisory Corp.

(2)  Trustees serve an indefinite term until his/her successor is elected.

Fund Information

Fund Manager
Nuveen Investment Management
333 West Wacker Drive
Chicago, IL 60606

Legal Counsel
Morgan, Lewis & Bockius LLP
Washington, D.C.

Independent Public Accountants
Arthur Andersen LLP
Chicago, IL

Transfer Agent and Shareholder Services

J.P. Morgan Investor Services Co.
Nuveen Investor Services
P.O. Box 660086
Dallas, Texas 75266-0086
(800)257-8787



NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

Serving
Investors
For Generations


John Nuveen, Sr.
[PHOTO OF JOHN NUVEEN SR. APPEARS HERE]

A 100-Year Tradition of Quality Investments

Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.


Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.






Nuveen Investments
333 West Wacker Drive
Chicago, Illinois 60606-1286
www.nuveen.com

NUVEEN INVESTMENTS

                           PART C--OTHER INFORMATION

Item 22: Financial Statements.
Financial statements:

   Included in the Prospectus:

      Financial Highlights

   Accompanying the Statement of Additional Information are the Funds' most recent Annual Reports:

      Portfolio of Investments

      Statement of Net Assets

      Statement of Operations

      Statement of Changes in Net Assets

      Report of Independent Public Accountants

Item 23: Exhibits.


a.1 Declaration of Trust of Registrant. Filed as Exhibit 1(a) to Registrant's Registration Statement on Form
    N-1A (File No. 333-14729) and incorporated herein by reference thereto.
a.2 Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest dated
    October 11, 1996. Filed as Exhibit 1(b) to Registrant's Registration Statement on Form N-1A (File No.
    333-14729) and incorporated herein by reference thereto.
a.3 Certificate for the Establishment and Designation of Classes dated July 10, 1996. Filed as Exhibit 1(c) to
    Registrant's Registration Statement on Form N-1A (File No. 333-14729) and incorporated herein by reference thereto.
a.4 Incumbency Certificate. Filed as Exhibit a.4 to Registrant's Registration Statement on Form N-1A (File
    No. 333-14729) and incorporated herein by reference thereto.
a.5 Certificate of Amendment to Declaration of Trust dated June 28, 2000. Filed as Exhibit a.5 to Post-
    Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A (File No. 333-
    14729) and incorporated herein by reference thereto.
a.6 Amended Establishment and Designation of Series of Shares of Beneficial Interest dated June 28, 2000.
    Filed as Exhibit a.6 to Post-Effective Amendment No. 7 to the Registrant's Registration Statement on
    Form N-1A (File No. 333-14729) and incorporated herein by reference thereto.
b.  By-Laws of Registrant. Filed as Exhibit 2 to Registrant's Registration Statement on Form N-1A (File No.
    333-14729) and incorporated herein by reference thereto.
b.1 Amendment to By-Laws. Filed as Exhibit b.1 to Post-Effective Amendment No. 5 to Registrant's
    Registration Statement on Form N-1A (File No. 333-14729) and incorporated herein by reference thereto.
c.  Specimen certificates of Shares of each Fund. Filed as Exhibit 4 to Registrant's Registration Statement on
    Form N-1A (File No. 333-14729) and incorporated herein by reference thereto.
d.  Investment Management Agreement between Registrant and Nuveen Advisory Corp. Filed as Exhibit 5 to
    Registrant's Registration Statement on Form N-1A (File No. 333-14729) and incorporated herein by reference thereto.

d.1    Amendment and Renewal of Investment Management Agreement dated June 1, 2000. Filed as Exhibit d.1 to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (File No. 333-
       14729) and incorporated herein by reference thereto.
d.2    Renewal of Investment Management Agreement dated June 5, 2001. Filed as Exhibit d.2 to Post-Effective
       Amendment No. 7 to Registrant's Registration Statement on Form N-1A (File No. 333-14729) and
       incorporated herein by reference thereto.
e.     Distribution Agreement between Registrant and John Nuveen & Co. Incorporated. Filed as Exhibit 6 to
       Registrant's Registration Statement on Form N-1A (File No. 333-14729) and incorporated herein by reference thereto.
e.1    Renewal of Distribution Agreement dated July 31, 2001. Filed herewith.
f.     Not applicable.
g.     Custodian Agreement between Registrant and Chase Manhattan Bank. Filed as Exhibit 8 to Post-Effective
       Amendment No.1 to Registrant's Registration Statement on Form N-1A (file No.333-14729) and incorporated herein by reference thereto.
h.     Transfer Agency Agreement between Registrant and Chase Global Funds Services Company. Filed as
       Exhibit h to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A (File
       No. 333-14729) and incorporated herein by reference thereto.
i.     Opinion of Morgan, Lewis & Bockius LLP. Filed herewith
j.     Consent of Arthur Andersen LLP, Independent Public Accountants, not filed in reliance on Rule 437a under the Securities Act of 1933.
k.     Not applicable.
l.     Not applicable.
m.     Amended Plan of Distribution and Service Pursuant to Rule 12b-1 for the Class A Shares, Class B Shares
       and Class C Shares of each Fund. Filed as Exhibit m to Post-Effective Amendment No. 5 to Registrant's
       Registration Statement on Form N-1A (File No. 333-14729) and incorporated herein by reference thereto.
o.     Multi-Class Plan Adopted Pursuant to Rule 18f-3. Filed as Exhibit 18 to Registrant's Registration
       Statement on Form N-1A (File No. 333-14729) and incorporated herein by reference thereto.
99(a). Original Powers of Attorney for all of Registrant's Trustees authorizing, among others, Gifford R.
       Zimmerman and Alan G. Berkshire to execute the Registration Statement. Filed as Exhibit 99(a) to Post-
       Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A (File No. 333-14729)
       and incorporated by reference thereto.
99(b). Certified copy of Resolution of Board of Trustees authorizing the signing of the names of trustees and officers on the Registrant's Registration Statement pursuant to power of attorney. Filed herewith.
99(c). Code of Ethics and Reporting Requirements. Filed as Exhibit 99(c) to Post-Effective Amendment No. 6
       to Registrant's Registration Statement on Form N-1A (File No. 333-14729) and incorporated by reference thereto.


Item 24: Persons Controlled by or under Common Control with Registrant Not applicable.

Item 25: Indemnification
Section 4 of Article XII of Registrant's Amended and Restated Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

   (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

   (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

   (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

       (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

       (ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either:

   (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

   (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the word "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

                               -----------------

The trustees and officers of the Registrant are covered by an Investment Trust Errors and Omission policy in the aggregate amount of $55,500,000 (with a maximum deductible of $500,000) against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involved willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she shall have had reasonable cause to believe this conduct was unlawful).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the officers, trustees or controlling persons of the Registrant pursuant to the Declaration of Trust of the Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26: Business and Other Connections of Investment Adviser

Nuveen Advisory Corp. serves as investment adviser to the following open-end management type investment companies: Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV and Nuveen Municipal Trust. It also serves as investment adviser to the following closed-end management type investment companies: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc. Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, and Nuveen Insured Premium Income Municipal Fund 2, Nuveen Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund, Nuveen New York Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund, Nuveen Massachusetts Dividend Advantage Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund, Nuveen Virginia Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 2, Nuveen California Dividend Advantage Municipal Fund 2, Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen New York Dividend Advantage Municipal Fund 2, Nuveen Ohio Dividend Advantage Municipal Fund, Nuveen Pennsylvania Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 3, Nuveen California Dividend Advantage Municipal Fund 3, Nuveen Georgia Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund 2, Nuveen Michigan Dividend Advantage Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund 2, Nuveen North Carolina Dividend Advantage Municipal Fund 2, Nuveen Virginia Dividend Advantage Municipal Fund 2, Nuveen Insured Dividend Advantage Municipal Fund, Nuveen Insured California Dividend Advantage Municipal Fund, Nuveen Insured New York Dividend

Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund 2, Nuveen Connecticut Dividend Advantage Municipal Fund 2, Nuveen New Jersey Dividend Advantage Municipal Fund 2, Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 and Nuveen Ohio Dividend Advantage Municipal Fund 3. Nuveen Advisory Corp. has no other clients or business at the present time. The principal business address for all of these investment companies is 333 West Wacker Drive, Chicago, Illinois 60606.


For a description of other business, profession, vocation or employment of a substantial nature in which any director or officer, other than John P. Amboian, of the investment adviser has engaged during the last two years for his account or in the capacity of director, officer, employee, partner or trustee, see the descriptions under "Management" in the Statement of Additional Information.


John P. Amboian is President, (formerly Executive Vice-President) and Chief Financial Officer, and Director of Nuveen Advisory Corp., the investment adviser. Mr. Amboian has, during the last two years, been President and Chief Financial Officer of Nuveen Investments, The John Nuveen Company and Nuveen Institutional Advisory Corp.; Executive Vice President of Rittenhouse Financial Services, Inc. and President and Chief Operating Officer of Nuveen Senior Loan Asset Management Inc. (since September 1999).


Item 27: Principal Underwriters

(a) Nuveen Investments ("Nuveen") acts as principal underwriter to the following open-end management type investment companies: Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV, Nuveen Municipal Trust, Nuveen Investment Trust, Nuveen Investment Trust II and Nuveen Investment Trust III. Nuveen also acts as depositor and principal underwriter of the Nuveen Tax-Exempt Unit Trust, and Nuveen Unit Trusts, registered unit investment trusts. Nuveen has also served or is serving as co-managing underwriter to the following closed-end management type investment companies: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida

Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Washington Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen Insured Premium Income Municipal Fund 2, Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Insured California Select Tax-Free Income Portfolio, Nuveen Insured New York Select Tax-Free Income Portfolio and Nuveen Select Tax-Free Income Portfolio 3, Nuveen Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund, Nuveen New York Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund, Nuveen Massachusetts Dividend Advantage Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund, Nuveen Virginia Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 2, Nuveen California Dividend Advantage Municipal Fund 2, Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen New York Dividend Advantage Municipal Fund 2, Nuveen Ohio Dividend Advantage Municipal Fund, Nuveen Pennsylvania Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 3, Nuveen California Dividend Advantage Municipal Fund 3, Nuveen Georgia Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund 2, Nuveen Michigan Dividend Advantage Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund 2, Nuveen North Carolina Dividend Advantage Municipal Fund 2, Nuveen Virginia Dividend Advantage Municipal Fund 2, Nuveen Insured Dividend Advantage Municipal Fund, Nuveen Insured California Dividend Advantage Municipal Fund, Nuveen Insured New York Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund 2, Nuveen Connecticut Dividend Advantage Municipal Fund 2, Nuveen New Jersey Dividend Advantage Municipal Fund 2, Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 and Nuveen Ohio Dividend Advantage Municipal Fund 3, Nuveen Floating Rate Fund, Nuveen Senior Income Fund, Nuveen Real Estate Income Fund and Nuveen Quality Preferred Income Fund.


(b)

    Name and Principal      Positions and Offices    Positions and Offices
    Business Address        with Underwriter         with Registrant
    -----------------------------------------------------------------------
    Timothy R. Schwertfeger Chairman of the Board,   Chairman of the Board,
    333 West Wacker Drive   Chief Executive Officer  President and Trustee
    Chicago, Illinois 60606 and Director

    John P. Amboian         President                None
    333 West Wacker Drive
    Chicago, IL 60606

    William Adams IV        Executive Vice President None
    333 West Wacker Drive
    Chicago, Illinois 60606

   Name and Principal      Positions and Offices        Positions and Offices
   Business Address        with Underwriter             with Registrant
   --------------------------------------------------------------------------

   Alan G. Berkshire       Senior Vice President         None
   333 West Wacker Drive   and Secretary
   Chicago, IL 60606

   Robert K. Burke         Vice President                None
   333 West Wacker Drive
   Chicago, IL 60606

   Peter H. D'Arrigo       Vice President and Treasurer  Vice President and
   333 West Wacker Drive                                 Treasurer
   Chicago, IL 60606

   Stephen D. Foy          Vice President                Vice President and
   333 West Wacker Drive                                 Controller
   Chicago, Illinois 60606

   Robert B. Kuppenheimer  Vice President                None
   333 West Wacker Drive
   Chicago, Illinois 60606

   Larry W. Martin         Vice President and            Vice President and
   333 West Wacker Drive   Assistant Secretary           Assistant Secretary
   Chicago, Illinois 60606

   Thomas C. Muntz         Vice President                None
   333 West Wacker Drive
   Chicago, Illinois 60606

   Paul C. Williams        Vice President                None
   333 West Wacker Drive
   Chicago, Illinois 60606

   Allen J. Williamson     Group President               None
   333 West Wacker Drive
   Chicago, Illinois 60606

   Margaret E. Wilson      Senior Vice President and     None
   333 West Wacker Drive   Corporate Controller
   Chicago, Illinois 60606

   Gifford R. Zimmerman    Managing Director and         Vice President and
   333 West Wacker Drive   Assistant Secretary           Secretary
   Chicago, Illinois 60606


(c) Not applicable.

Item 28: Location of Accounts and Records
Nuveen Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholder meetings and contracts of the Registrant and all advisory material of the investment adviser.

The Chase Manhattan Bank, P.O. Box 660086, Dallas, Texas 75266-0086 maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Advisory Corp. or Chase Global Funds Services Company.

Chase Global Funds Services Company, P.O. Box 660086, Dallas, Texas 75266-0086, maintains all the required records in their capacity as transfer, dividend paying, and shareholder service agents for the Funds.

Item 29: Management Services
Not applicable.

Item 30: Undertakings
Not applicable.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Registration Statement meets all the requirements for effectiveness under paragraph (b) of Rule 485 under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 8 to Registration Statement No. 333-14729 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, and State of Illinois, on the 28th day of June, 2002.



                                          NUVEEN MULTISTATE TRUST II


                                               /S/  GIFFORD R. ZIMMERMAN
                                          _____________________________________
                                                 Gifford R. Zimmerman, Vice
                                                         President

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


          Signature                        Title                                 Date
          ---------                        -----                                 ----

     /S/  STEPHEN D. FOY       Vice President and Controller                June 28, 2002
-----------------------          (Principal Financial and
       Stephen D. Foy            Accounting Officer)

   Timothy R. Schwertfeger     Chairman of the Board and      )
                                 Trustee (Principal           )
                                 Executive Officer)           )
                                                              )
                                                              )
                                                              )
                                                              )
                                                              )
                                                              )
      Robert P. Bremner        Trustee                        )
                                                              )
      Lawrence H. Brown        Trustee                        )   By   /S/  GIFFORD R. ZIMMERMAN
                                                              )       --------------------------
                                                              )          Gifford R. Zimmerman
    Anne E. Impellizzeri       Trustee                        )            Attorney-in-Fact
                                                              )
       Peter R. Sawers         Trustee                        )
                                                              )
    William J. Schneider       Trustee                        )             June 28, 2002
                                                              )
     Judith M. Stockdale       Trustee                        )



An original power of attorney authorizing, among others, Gifford R. Zimmerman and Jessica R. Droeger to execute this Registration Statement, and Amendments thereto, for each of the Trustees of the Registrant has been executed and previously filed with the Securities and Exchange Commission.

                                 EXHIBIT INDEX


Name                                                                                      Exhibit
----                                                                                      -------
Renewal of Distribution Agreement dated July 31, 2001.                                      e.1

Opinion of Morgan, Lewis & Bockius LLP.                                                       i

Certified copy of Resolution of Board of Trustees authorizing the signing of the names of trustees and officers on the Registrant's Registration Statement pursuant to power of
  attorney.                                                                                  99(b).